UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD ABBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary
Member, Chief Legal Officer of Lord, Abbett & Co. LLC

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2023

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Multi-Asset Balanced Opportunity Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2023

Table of Contents

1	A Letter to Shareholders

6	Investment Comparisons

10	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

15	Multi-Asset Balanced Opportunity Fund

17	Multi-Asset Income Fund

19	Statements of Assets and Liabilities

21	Statements of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

32	Notes to Financial Statements

50	Report of Independent Registered Public Accounting Firm

51	Supplemental Information to Shareholders

Lord Abbett Investment Trust
Lord Abbett Multi-Asset Balanced Opportunity Fund
and Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2023, the Fund returned 4.67%, reflecting performance at the net asset value (“NAV”) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index*, which returned 13.57% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could

1

deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns over the period, as measured by the S&P 500 Index, which returned 13.8%. However, performance was primarily driven by a handful of large cap companies, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (13.6% vs -2.6%, respectively), while growth stocks4 outperformed value stocks5 (24.6% vs 1.0%, respectively). Within credit, the Bloomberg U.S. Aggregate Bond Index returned 1.2%, while high yield corporate bonds6 outperformed investment grade corporate bonds7 (8.7% vs 3.6%, respectively).

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in U.S. equity securities across all market capitalization ranges and all investment styles, fixed income securities of various types, and select foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the period, the Fund’s allocation to intermediate maturity high quality fixed income securities within the Lord Abbett Core Fixed Income Fund and the Lord Abbett Income Fund was a notable detractor from relative performance over the period as rising interest rates caused longer duration securities to struggle relative to large cap stocks.

The Fund’s weightings in domestic mid- and large-cap value stocks within the Lord Abbett Fundamental Equity Fund also detracted from relative performance. As mentioned above, growth stocks meaningfully outperformed value stocks over the period – particularly up in market capitalization as market leadership was largely driven by a handful of megacap growth stocks. This caused large-cap value stocks to generally lag the broader market.

Conversely, the Fund’s allocation to domestic large-cap growth stocks within the Lord Abbett Growth Leaders Fund was a primary contributor to relative performance over the period. As a result of

2

heightened recessionary concerns and interest rate volatility, the stocks of large-cap growth companies generally outperformed the broader markets due to their strong balance sheets and the general excitement surrounding the potential of generative artificial intelligence.

The Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2023, the Fund returned 3.10%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index*, which returned 1.18% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns over the period, as measured by the S&P 500 Index, which returned 13.8%. However, performance was primarily driven by a handful of large cap companies, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (13.6% vs -2.6%, respectively), while growth stocks4 outperformed value stocks5 (24.6% vs 1.0%, respectively). Within credit, the Bloomberg U.S. Aggregate Bond Index returned 1.2%, while high yield corporate bonds6 outperformed investment grade corporate bonds7 (8.7% vs 3.6%, respectively).

3

The Fund is a “fund of funds” that invests in affiliated mutual funds managed by Lord Abbett. Under normal conditions, through the underlying funds, the Fund indirectly invests in fixed income securities of various types, select U.S. equity securities across all market capitalization ranges and all investment styles, and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

Over the period, the Fund’s allocation to domestic large-cap growth stocks within the Lord Abbett Growth Leaders Fund was a primary contributor to relative performance. As a result of heightened recessionary concerns and interest rate volatility, the stocks of large-cap growth companies generally outperformed the broader markets due to their strong balance sheets and the general excitement surrounding the potential of generative artificial intelligence.

The Fund’s allocation to international large-cap value stocks with the Lord Abbett International Value Fund also contributed to relative performance as the global disinflation narrative helped international stocks outperform high quality fixed income securities. Large cap stocks were also largely more resilient than longer-duration securities amid the rising interest rate environment.

Conversely, the Fund’s allocation to convertible securities with the Lord Abbett Convertible Fund was a primary detractor from relative performance over the period as recessionary concerns and increased interest rate volatility caused the asset class, whose composition is skewed towards growth, innovation, and early cycle, smaller capitalization companies, to underperform compared to high quality fixed income securities.

The Fund’s portfolio is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

1

Factset.

2

As represented by the Russell 1000® Index as of 11/30/23.

3

As represented by the Russell 2000® Index as of 11/30/23.

4

As represented by the Russell 3000® Growth Index as of 11/30/23.

5

As represented by the Russell 3000® Value Index as of 11/30/23.

6

As represented by the ICE BofA U.S. High Yield Constrained Index as of 11/30/23.

7

As represented by the Bloomberg U.S. Corporate Investment Grade Index as of 11/30/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

4

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Funds’ prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

5

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index, 40% Russell 1000® Index/30% Bloomberg U.S. Aggregate Bond Index/20% ICE BofA U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Moderate Allocation, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

6

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2023

	1 Year	5 Year	10 Year	Life of Class
Class A4	2.29%	5.57%	4.81%	–
Class C5	2.87%	5.25%	4.27%	–
Class F6	4.81%	6.20%	5.21%	–
Class F3[7]	5.02%	6.42%	–	5.52%
Class I6	4.93%	6.31%	5.31%	–
Class P6	4.49%	5.85%	4.84%	–
Class R2[6]	4.25%	5.68%	4.68%	–
Class R3[6]	4.42%	5.80%	4.80%	–
Class R4[8]	4.67%	6.05%	–	4.96%
Class R5[8]	4.91%	6.32%	–	5.23%
Class R6[8]	5.03%	6.39%	–	5.27%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

5

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6

Performance is at net asset value.

7

Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8

Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

7

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, 45% Bloomberg U.S. Aggregate Bond Index/25% ICE BofA U.S. High Yield Constrained Index/20% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Moderate Allocation, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

8

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2023

	1 Year	5 Year	10 Year	Life of Class
Class A4	0.76%	3.60%	3.45%	–
Class C5	1.35%	3.30%	2.92%	–
Class F6	3.24%	4.22%	3.85%	–
Class F3[7]	3.45%	4.39%	–	3.95%
Class I6	3.38%	4.33%	3.95%	–
Class R2[6]	2.71%	3.70%	3.33%	–
Class R3[6]	2.84%	3.81%	3.43%	–
Class R4[8]	3.10%	4.07%	–	3.64%
Class R5[8]	3.38%	4.34%	–	3.90%
Class R6[8]	3.45%	4.39%	–	3.95%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

5

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6

Performance is at net asset value.

7

Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8

Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

9

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 through November 30, 2023).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/23 – 11/30/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Multi-Asset Balanced Opportunity Fund

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/23	11/30/23	6/1/23 - 11/30/23
Class A
Actual	$1,000.00	$1,054.50	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class C
Actual	$1,000.00	$1,049.80	$6.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.85	$6.28
Class F
Actual	$1,000.00	$1,055.30	$1.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72
Class F3
Actual	$1,000.00	$1,056.60	$0.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.22	$0.86
Class I
Actual	$1,000.00	$1,055.80	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22
Class P
Actual	$1,000.00	$1,053.70	$3.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class R2
Actual	$1,000.00	$1,052.00	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.26
Class R3
Actual	$1,000.00	$1,053.30	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.36	$3.75
Class R4
Actual	$1,000.00	$1,053.50	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class R5
Actual	$1,000.00	$1,055.70	$1.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22
Class R6
Actual	$1,000.00	$1,055.70	$0.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.22	$0.86

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.49% for Class A, 1.24% for Class C, 0.34% for Class F, 0.17% for Class F3, 0.24% for Class I, 0.69% for Class P, 0.84% for Class R2, 0.74% for Class R3, 0.49% for Class R4, 0.24% for Class R5 and 0.17% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

11

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2023

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	9.59%
Lord Abbett Investment Trust-Convertible Fund-Class I	1.06%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	16.33%
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I	19.97%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	3.83%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	9.57%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	9.82%
Lord Abbett Investment Trust-High Yield Fund-Class I	6.27%
Lord Abbett Investment Trust-Income Fund-Class I	7.94%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	3.13%
Lord Abbett Securities Trust-International Equity Fund-Class I	4.45%
Lord Abbett Securities Trust-International Value Fund Class I	3.95%
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I	4.09%
Total	100.00%
*	Represents percent of total investments, which excludes derivatives.

12

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/23	11/30/23	6/1/23 - 11/30/23
Class A
Actual	$1,000.00	$1,030.80	$2.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class C
Actual	$1,000.00	$1,026.70	$6.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$1,031.50	$1.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class F3
Actual	$1,000.00	$1,032.30	$0.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.17	$0.91
Class I
Actual	$1,000.00	$1,032.30	$1.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class R2
Actual	$1,000.00	$1,028.70	$4.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class R3
Actual	$1,000.00	$1,028.80	$3.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class R4
Actual	$1,000.00	$1,030.80	$2.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R5
Actual	$1,000.00	$1,032.30	$1.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.07	$1.01
Class R6
Actual	$1,000.00	$1,032.30	$0.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.17	$0.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.50% for Class A, 1.25% for Class C, 0.35% for Class F, 0.18% for Class F3, 0.25% for Class I, 0.85% for Class R2, 0.75% for Class R3, 0.50% for Class R4, 0.24% for Class R5 and 0.18% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

13

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2023

Underlying Fund Name	%*
Lord Abbett Affiliated Fund, Inc.-Class I	5.55%
Lord Abbett Investment Trust-Convertible Fund-Class I	0.31%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	32.81%
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I	11.25%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	3.35%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	5.56%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	4.89%
Lord Abbett Investment Trust-High Yield Fund-Class I	8.68%
Lord Abbett Investment Trust-Income Fund-Class I	5.98%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	5.93%
Lord Abbett Securities Trust-International Equity Fund-Class I	5.01%
Lord Abbett Securities Trust-International Value Fund Class I	4.11%
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	0.95%
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I	5.48%
Repurchase Agreement	0.14%
Total	100.00%
*	Represents percent of total investments, which excludes derivatives.

14

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.88%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.88%
Lord Abbett Affiliated Fund, Inc.-Class I(c)	11,092,907	$180,037,886
Lord Abbett Investment Trust-Convertible Fund-Class I(d)	1,623,169	19,964,976
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(e)	33,803,920	306,601,550
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I(f)	19,625,274	374,842,735
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(g)	18,078,417	71,952,100
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(c)	13,980,984	179,655,644
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(h)	5,584,305	184,282,052
Lord Abbett Investment Trust-High Yield Fund-Class I(i)	19,121,722	117,789,806
Lord Abbett Investment Trust-Income Fund-Class I(j)	62,928,769	149,141,183
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	5,151,417	58,674,642
Lord Abbett Securities Trust-International Equity Fund-Class I(l)	6,151,275	83,472,809
Lord Abbett Securities Trust-International Value Fund-Class I(m)	10,008,123	74,160,195
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I(n)	7,746,582	76,846,090
Total Investments in Underlying Funds 99.88% (cost 1,920,644,360)		1,877,421,668
Other Assets and Liabilities – Net(o) 0.12%		2,174,458
Net Assets 100.00%		$1,879,596,126

*	Non-income producing security.
(a)	Affiliated issuers (See Note 12).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(f)	Fund investment objective is to seek current income and capital appreciation.
(g)	Fund investment objective is to seek high total return.
(h)	Fund investment objective is to seek capital appreciation.
(i)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(j)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek long-term capital appreciation.
(m)	Fund investment objective is to seek a high level of total return.
(n)	Fund investment objective is to seek current income consistent with the preservation of capital.
(o)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

See Notes to Financial Statements.	15

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2023

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
NIKKEI 225 (CME)	December 2023	239	Long	$38,975,323	$40,086,275	$1,110,952
U.S. 10-Year Ultra Treasury Note	March 2024	1,066	Long	120,342,824	121,007,656	664,832
Total Unrealized Appreciation on Futures Contracts						$1,775,784

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investments in Underlying Funds	$1,877,421,668	$–	$–	$1,877,421,668
Total	$1,877,421,668	$–	$–	$1,877,421,668

Other Financial Instruments
Futures Contracts
Assets	$1,775,784	$–	$–	$1,775,784
Liabilities	–	–	–	–
Total	$1,775,784	$–	$–	$1,775,784

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each in each investment in Underlying Funds. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

16	See Notes to Financial Statements.

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.75%

INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.75%
Lord Abbett Affiliated Fund, Inc.-Class I(c)	2,749,269	$44,620,631
Lord Abbett Investment Trust-Convertible Fund-Class I(d)	200,714	2,468,781
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(e)	29,068,116	263,647,815
Lord Abbett Research Fund, Inc.-Dividend Growth Fund-Class I(f)	4,733,576	90,411,307
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(g)	6,764,930	26,924,420
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(c)	3,474,524	44,647,634
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(h)	1,190,201	39,276,625
Lord Abbett Investment Trust-High Yield Fund-Class I(i)	11,320,210	69,732,496
Lord Abbett Investment Trust-Income Fund-Class I(j)	20,275,883	48,053,844
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	4,185,011	47,667,276
Lord Abbett Securities Trust-International Equity Fund-Class I(l)	2,964,644	40,230,217
Lord Abbett Securities Trust-International Value Fund-Class I(m)	4,458,593	33,038,173
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(n)	2,007,508	7,668,682
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I(n)	4,437,364	44,018,646
Total Investments in Underlying Funds (cost 847,204,445)		802,406,547

	Principal Amount
SHORT-TERM INVESTMENTS 0.14%

REPURCHASE AGREEMENTS 0.14%
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $1,231,900 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $1,129,595; proceeds: $1,107,451 (cost $1,107,365)	$ 1,107,365	1,107,365
Total Investments in Securities 99.89% (cost $848,311,810)		803,513,912
Other Assets and Liabilities(o) – Net 0.11%		856,039
Net Assets 100.00%		$804,369,951

*	Non-income producing security.
(a)	Affiliated issuer (see Note 12).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(f)	Fund investment objective is to seek current income and capital appreciation.
(g)	Fund investment objective is to seek high total return.

See Notes to Financial Statements.	17

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2023

(h)	Fund investment objective is to seek capital appreciation.
(i)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(j)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek long-term capital appreciation.
(m)	Fund investment objective is to seek a high level of total return.
(n)	Fund investment objective is to seek current income consistent with the preservation of capital.
(o)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
NIKKEI 225 (CME)	December 2023	108	Long	$17,729,232	$18,114,300	$385,068
U.S. 10-Year Ultra Treasury Note	March 2024	465	Long	52,494,776	52,784,766	289,990
Total Unrealized Appreciation on Futures Contracts						$675,058

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Investments in Underlying Funds	$802,406,547	$–	$–	$802,406,547
Short-Term Investments
Repurchase Agreements	–	1,107,365	–	1,107,365
Total	$802,406,547	$1,107,365	$–	$803,513,912

Other Financial Instruments
Futures Contracts
Assets	$675,058	$–	$–	$675,058
Liabilities	–	–	–	–
Total	$675,058	$–	$–	$675,058

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each in each investment in Underlying Funds. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

18	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2023

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
ASSETS:
Investments in securities, at cost	$–	$1,107,365
Investments in Underlying Funds, at cost	1,920,644,360	847,204,445
Investments in securities, at fair value	$–	$1,107,365
Investments in Underlying Funds, at value	1,877,421,668	802,406,547
Cash	1,189,258	5
Deposits with brokers for futures collateral	4,466,600	1,971,600
Foreign cash, at value (cost $98 and $0, respectively)	36	–
Receivables:
Capital shares sold	6,940,579	2,911,593
Interest and dividends	3,518,867	2,231,785
Investments in Underlying Funds sold	1,233,830	–
Variation margin for futures contracts	–	699,272
Prepaid expenses and other assets	82,450	65,329
Total assets	1,894,853,288	811,393,496
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	3,518,867	2,231,699
Capital shares reacquired	2,799,136	1,233,552
Variation margin for futures contracts	768,626	–
Trustees’ fees	383,478	172,715
12b-1 distribution plan	271,239	166,754
Management fee	152,027	65,448
Fund administration	60,812	26,179
Foreign currency overdraft (cost $0 and $386, respectively)	–	395
Distributions payable	6,752,050	2,899,539
Accrued expenses	550,927	227,264
Total liabilities	15,257,162	7,023,545
NET ASSETS	$1,879,596,126	$804,369,951
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,129,273,501	$970,590,161
Total distributable earnings (loss)	(249,677,375)	(166,220,210)
Net Assets	$1,879,596,126	$804,369,951

See Notes to Financial Statements.	19

Statements of Assets and Liabilities (concluded)

November 30, 2023

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Net Assets by class:
Class A Shares	$1,680,159,253	$638,171,389
Class C Shares	$65,189,997	$44,457,369
Class F Shares	$7,624,573	$15,634,844
Class F3 Shares	$43,503	$541,354
Class I Shares	$56,234,699	$88,548,020
Class P Shares	$349,583	$–
Class R2 Shares	$801,717	$274,985
Class R3 Shares	$47,059,362	$14,175,519
Class R4 Shares	$11,332,738	$2,241,368
Class R5 Shares	$99,842	$11,966
Class R6 Shares	$10,700,859	$313,137
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	159,212,289	43,705,918
Class C Shares	6,229,506	2,985,697
Class F Shares	722,434	1,070,707
Class F3 Shares	4,101	37,202
Class I Shares	5,329,052	6,107,170
Class P Shares	33,337	–
Class R2 Shares	73,653	18,228
Class R3 Shares	4,469,518	970,623
Class R4 Shares	1,073,766	153,497
Class R5 Shares	9,438	825
Class R6 Shares	1,010,182	21,522
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.55	$14.60
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$10.79	$14.94
Class C Shares-Net asset value	$10.46	$14.89
Class F Shares-Net asset value	$10.55	$14.60
Class F3 Shares-Net asset value	$10.61	$14.55
Class I Shares-Net asset value	$10.55	$14.50
Class P Shares-Net asset value	$10.49	$ –
Class R2 Shares-Net asset value*	$10.88	$15.09
Class R3 Shares-Net asset value	$10.53	$14.60
Class R4 Shares-Net asset value	$10.55	$14.60
Class R5 Shares-Net asset value*	$10.58	$14.51
Class R6 Shares-Net asset value	$10.59	$14.55

*	Net asset value may not recalculate due to rounding of fractional shares.

20	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2023

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Investment income:
Dividends	$54,567,697	$32,157,479
Interest and other	30,829	17,662
Total investment income	54,598,526	32,175,141
Expenses:
Management fee	1,949,056	888,119
12b-1 distribution plan–Class A	4,280,443	1,691,042
12b-1 distribution plan–Class C	937,658	671,873
12b-1 distribution plan–Class F	13,606	25,716
12b-1 distribution plan–Class P	1,982	–
12b-1 distribution plan–Class R2	4,104	1,317
12b-1 distribution plan–Class R3	224,781	73,544
12b-1 distribution plan–Class R4	28,140	6,484
Shareholder servicing	1,625,112	648,089
Fund administration	779,622	355,247
Registration	191,576	168,281
Custody	151,781	84,803
Reports to shareholders	118,574	56,728
Trustees’ fees	54,874	25,393
Professional	53,450	44,218
Other	43,846	25,338
Gross expenses	10,458,605	4,766,192
Expense reductions (See Note 9)	(26,922)	(12,712)
Fees waived and expenses reimbursed (See Note 3)	(151,781)	(84,803)
Net expenses	10,279,902	4,668,677
Net investment income	44,318,624	27,506,464
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	17,228,073	4,750,158
Net realized gain (loss) on Investment in Underlying Funds	(20,359,026)	(25,372,606)
Net realized gain (loss) on investments	(10,418,589)	(5,112,990)
Net realized gain (loss) on futures contracts	(8,596,772)	(5,799,063)
Net realized gain (loss) on OTC written options	2,157,400	1,062,600
Net realized gain (loss) on swap contracts	256,231	120,038
Net realized gain (loss) on foreign currency related transactions	28,551	12,996
Net change in unrealized appreciation/depreciation in Underlying Funds	56,935,550	25,636,345
Net change in unrealized appreciation/depreciation on investments	7,354,336	3,622,292
Net change in unrealized appreciation/depreciation on futures contracts	(698,050)	289,102
Net change in unrealized appreciation/depreciation on OTC written options	(1,579,407)	(777,917)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(19,878)	(9,713)
Net realized and unrealized gain (loss)	42,288,419	(1,578,758)
Net Increase in Net Assets Resulting From Operations	$86,607,043	$25,927,706

See Notes to Financial Statements.	21

Statements of Changes in Net Assets

	Multi-Asset Balanced Opportunity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
Operations:
Net investment income	$44,318,624	$40,175,203
Capital gain distributions received from Underlying Funds	17,228,073	62,067,168
Net realized gain (loss) on investments in Underlying Funds	(20,359,026)	(220,957,287)
Net realized gain (loss) on investments	(10,418,589)	21,407,889
Net realized gain (loss) on futures contracts, forward foreign currency exchange contracts, OTC written options, swap contracts and foreign currency related transactions	(6,154,590)	13,063,073
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	56,935,550	(231,377,339)
Net change in unrealized appreciation/depreciation on investments	7,354,336	(7,354,336)
Net change in unrealized appreciation/depreciation on futures contracts, OTC written options and translation of assets and liabilities denominated in foreign currencies	(2,297,335)	2,219,790
Net increase (decrease) in net assets resulting from operations	86,607,043	(320,755,839)
Distributions to shareholders:
Class A	(38,542,115)	(376,950,615)
Class C	(1,292,258)	(35,233,972)
Class F	(302,398)	(13,384,274)
Class F3	(1,067)	(9,534)
Class I	(1,530,349)	(7,352,561)
Class P	(8,958)	(131,807)
Class R2	(13,043)	(109,320)
Class R3	(917,241)	(7,935,705)
Class R4	(254,756)	(2,366,576)
Class R5	(2,945)	(31,169)
Class R6	(252,370)	(2,014,555)
Total distributions to shareholders	(43,117,500)	(445,520,088)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	260,866,865	214,390,151
Reinvestment of distributions	42,054,445	435,509,274
Cost of shares reacquired	(555,855,706)	(515,617,581)
Net increase (decrease) in net assets resulting from capital share transactions	(252,934,396)	134,281,844
Net decrease in net assets	(209,444,853)	(631,994,083)
NET ASSETS:
Beginning of year	$2,089,040,979	$2,721,035,062
End of year	$1,879,596,126	$2,089,040,979

22	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
Operations:
Net investment income	$27,506,464	$24,897,129
Capital gain distributions received from Underlying Funds	4,750,158	22,234,766
Net realized gain (loss) on investments in Underlying Funds	(25,372,606)	(89,250,281)
Net realized gain (loss) on investments	(5,112,990)	10,544,335
Net realized gain (loss) on futures contracts, forward foreign currency exchange contracts, OTC written options, swap contracts and foreign currency related transactions	(4,603,429)	3,874,921
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	25,636,345	(112,509,860)
Net change in unrealized appreciation/depreciation on investments	3,622,292	(3,622,292)
Net change in unrealized appreciation/depreciation on futures contracts, OTC written options and translation of assets and liabilities denominated in foreign currencies	(498,528)	301,741
Net increase (decrease) in net assets resulting from operations	25,927,706	(143,529,541)
Distributions to shareholders:
Class A	(21,007,073)	(44,987,167)
Class C	(1,432,247)	(7,748,205)
Class F	(785,147)	(7,965,508)
Class F3	(18,244)	(74,975)
Class I	(3,372,305)	(3,300,072)
Class P	–	–
Class R2	(5,997)	(7,125)
Class R3	(420,455)	(995,718)
Class R4	(80,180)	(145,589)
Class R5	(949)	(2,930)
Class R6	(12,913)	(60,472)
Total distributions to shareholders	(27,135,510)	(65,287,761)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	112,447,684	203,614,810
Reinvestment of distributions	25,914,773	60,622,463
Cost of shares reacquired	(332,688,246)	(341,971,796)
Net increase (decrease) in net assets resulting from capital share transactions	(194,325,789)	(77,734,523)
Net decrease in net assets	(195,533,593)	(286,551,825)
NET ASSETS:
Beginning of year	$999,903,544	$1,286,455,369
End of year	$804,369,951	$999,903,544

See Notes to Financial Statements.	23

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$10.30	$0.24	$0.24	$0.48	$(0.23)	$–	$(0.23)
11/30/2022	14.01	0.19	(1.60)	(1.41)	(0.89)	(1.41)	(2.30)
11/30/2021	13.15	0.22	1.42	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.28	0.24	0.80	1.04	(0.38)	(0.34)	(0.72)
Class C
11/30/2023	10.21	0.15	0.25	0.40	(0.15)	–	(0.15)
11/30/2022	13.90	0.11	(1.58)	(1.47)	(0.81)	(1.41)	(2.22)
11/30/2021	13.06	0.11	1.41	1.52	(0.41)	(0.27)	(0.68)
11/30/2020	11.53	0.12	1.65	1.77	(0.10)	(0.14)	(0.24)
11/30/2019	11.22	0.16	0.79	0.95	(0.30)	(0.34)	(0.64)
Class F
11/30/2023	10.30	0.25	0.25	0.50	(0.25)	–	(0.25)
11/30/2022	14.01	0.21	(1.61)	(1.40)	(0.90)	(1.41)	(2.31)
11/30/2021	13.15	0.24	1.42	1.66	(0.53)	(0.27)	(0.80)
11/30/2020	11.60	0.23	1.66	1.89	(0.20)	(0.14)	(0.34)
11/30/2019	11.28	0.26	0.80	1.06	(0.40)	(0.34)	(0.74)
Class F3
11/30/2023	10.35	0.27	0.25	0.52	(0.26)	–	(0.26)
11/30/2022	14.05	0.23	(1.60)	(1.37)	(0.92)	(1.41)	(2.33)
11/30/2021	13.18	0.17	1.52	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.62	0.26	1.65	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.27	0.81	1.08	(0.41)	(0.34)	(0.75)
Class I
11/30/2023	10.30	0.26	0.25	0.51	(0.26)	–	(0.26)
11/30/2022	14.00	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.15	0.25	1.41	1.66	(0.54)	(0.27)	(0.81)
11/30/2020	11.60	0.24	1.66	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.28	0.28	0.79	1.07	(0.41)	(0.34)	(0.75)
Class P
11/30/2023	10.24	0.21	0.25	0.46	(0.21)	–	(0.21)
11/30/2022	13.93	0.18	(1.60)	(1.42)	(0.86)	(1.41)	(2.27)
11/30/2021	13.08	0.19	1.41	1.60	(0.48)	(0.27)	(0.75)
11/30/2020	11.55	0.19	1.64	1.83	(0.16)	(0.14)	(0.30)
11/30/2019	11.23	0.21	0.81	1.02	(0.36)	(0.34)	(0.70)
Class R2
11/30/2023	10.62	0.21	0.25	0.46	(0.20)	–	(0.20)
11/30/2022	14.36	0.16	(1.64)	(1.48)	(0.85)	(1.41)	(2.26)
11/30/2021	13.46	0.18	1.45	1.63	(0.46)	(0.27)	(0.73)
11/30/2020	11.87	0.17	1.70	1.87	(0.14)	(0.14)	(0.28)
11/30/2019	11.52	0.20	0.83	1.03	(0.34)	(0.34)	(0.68)

24	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:

Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.55	4.67	0.50	0.51	2.31	$1,680,159	24
10.30	(12.00)	0.50	0.51	1.79	1,808,434	104
14.01	12.89	0.49	0.49	1.56	2,293,947	47
13.15	17.09	0.52	0.52	1.81	2,087,948	60
11.60	10.19	0.52	0.52	2.15	1,974,100	25

10.46	3.87	1.25	1.26	1.52	65,190	24
10.21	(12.62)	1.25	1.26	1.02	135,989	104
13.90	12.01	1.24	1.24	0.78	223,713	47
13.06	16.17	1.27	1.27	1.03	254,523	60
11.53	9.35	1.27	1.27	1.41	337,420	25

10.55	4.81	0.35	0.36	2.44	7,625	24
10.30	(11.88)	0.35	0.36	1.89	27,902	104
14.01	13.06	0.34	0.34	1.73	84,162	47
13.15	17.26	0.37	0.37	1.97	70,406	60
11.60	10.35	0.37	0.37	2.31	73,256	25

10.61	5.02	0.17	0.18	2.64	44	24
10.35	(11.64)	0.17	0.18	2.15	42	104
14.05	13.25	0.17	0.17	1.18	58	47
13.18	17.47	0.18	0.18	2.23	75	60
11.62	10.56	0.19	0.19	2.40	47	25

10.55	4.93	0.25	0.26	2.53	56,235	24
10.30	(11.78)	0.25	0.26	2.07	56,783	104
14.00	13.26	0.24	0.24	1.81	41,327	47
13.15	17.29	0.27	0.27	2.08	37,220	60
11.60	10.45	0.26	0.26	2.47	29,487	25

10.49	4.49	0.70	0.71	2.07	350	24
10.24	(12.17)	0.70	0.71	1.63	340	104
13.93	12.72	0.69	0.69	1.37	820	47
13.08	16.86	0.72	0.72	1.61	725	60
11.55	9.93	0.72	0.72	1.93	588	25

10.88	4.25	0.84	0.85	2.01	802	24
10.62	(12.29)	0.85	0.86	1.44	593	104
14.36	12.55	0.84	0.84	1.23	686	47
13.46	16.58	0.87	0.87	1.44	594	60
11.87	9.85	0.87	0.87	1.77	837	25

See Notes to Financial Statements.	25

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2023	$10.28	$0.21	$0.25	$0.46	$(0.21)	$–	$(0.21)
11/30/2022	13.98	0.17	(1.60)	(1.43)	(0.86)	(1.41)	(2.27)
11/30/2021	13.12	0.18	1.42	1.60	(0.47)	(0.27)	(0.74)
11/30/2020	11.58	0.18	1.65	1.83	(0.15)	(0.14)	(0.29)
11/30/2019	11.26	0.21	0.80	1.01	(0.35)	(0.34)	(0.69)
Class R4
11/30/2023	10.30	0.24	0.24	0.48	(0.23)	–	(0.23)
11/30/2022	14.01	0.19	(1.60)	(1.41)	(0.89)	(1.41)	(2.30)
11/30/2021	13.15	0.21	1.43	1.64	(0.51)	(0.27)	(0.78)
11/30/2020	11.60	0.21	1.66	1.87	(0.18)	(0.14)	(0.32)
11/30/2019	11.29	0.24	0.79	1.03	(0.38)	(0.34)	(0.72)
Class R5
11/30/2023	10.33	0.26	0.25	0.51	(0.26)	–	(0.26)
11/30/2022	14.03	0.22	(1.60)	(1.38)	(0.91)	(1.41)	(2.32)
11/30/2021	13.17	0.25	1.42	1.67	(0.54)	(0.27)	(0.81)
11/30/2020	11.62	0.20	1.70	1.90	(0.21)	(0.14)	(0.35)
11/30/2019	11.30	0.27	0.80	1.07	(0.41)	(0.34)	(0.75)
Class R6
11/30/2023	10.33	0.27	0.25	0.52	(0.26)	–	(0.26)
11/30/2022	14.04	0.23	(1.61)	(1.38)	(0.92)	(1.41)	(2.33)
11/30/2021	13.17	0.26	1.43	1.69	(0.55)	(0.27)	(0.82)
11/30/2020	11.61	0.24	1.67	1.91	(0.21)	(0.14)	(0.35)
11/30/2019	11.29	0.30	0.77	1.07	(0.41)	(0.34)	(0.75)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

26	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)			Supplemental Data:

Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$10.53	4.42	0.74	0.75	2.05	$47,059	24
10.28	(12.17)	0.75	0.76	1.53	37,063	104
13.98	12.62	0.74	0.74	1.30	49,825	47
13.12	16.74	0.77	0.77	1.56	48,308	60
11.58	9.94	0.76	0.76	1.91	52,554	25

10.55	4.67	0.50	0.51	2.31	11,333	24
10.30	(12.00)	0.50	0.51	1.79	11,617	104
14.01	12.88	0.49	0.49	1.54	14,343	47
13.15	17.09	0.52	0.52	1.79	13,893	60
11.60	10.19	0.52	0.52	2.12	12,167	25

10.58	4.91	0.25	0.26	2.54	100	24
10.33	(11.69)	0.25	0.26	2.08	158	104
14.03	13.15	0.24	0.24	1.78	186	47
13.17	17.34	0.28	0.28	1.79	178	60
11.62	10.44	0.27	0.27	2.38	204	25

10.59	5.03	0.17	0.18	2.65	10,701	24
10.33	(11.73)	0.17	0.18	2.12	10,119	104
14.04	13.26	0.17	0.17	1.88	11,969	47
13.17	17.48	0.19	0.19	2.13	10,480	60
11.61	10.47	0.19	0.19	2.61	15,985	25

See Notes to Financial Statements.	27

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2023	$14.60	$0.45	$– (d)	$0.45	$(0.45)	$14.60
11/30/2022	17.39	0.35	(2.24)	(1.89)	(0.90)	14.60
11/30/2021	16.47	0.32	1.21	1.53	(0.61)	17.39
11/30/2020	15.02	0.33	1.43	1.76	(0.31)	16.47
11/30/2019	14.34	0.40	0.78	1.18	(0.50)	15.02
Class C
11/30/2023	14.87	0.35	– (d)	0.35	(0.33)	14.89
11/30/2022	17.68	0.24	(2.27)	(2.03)	(0.78)	14.87
11/30/2021	16.74	0.18	1.23	1.41	(0.47)	17.68
11/30/2020	15.25	0.22	1.47	1.69	(0.20)	16.74
11/30/2019	14.55	0.30	0.79	1.09	(0.39)	15.25
Class F
11/30/2023	14.60	0.48	(0.01)	0.47	(0.47)	14.60
11/30/2022	17.39	0.37	(2.24)	(1.87)	(0.92)	14.60
11/30/2021	16.47	0.34	1.22	1.56	(0.64)	17.39
11/30/2020	15.02	0.35	1.43	1.78	(0.33)	16.47
11/30/2019	14.34	0.42	0.78	1.20	(0.52)	15.02
Class F3
11/30/2023	14.54	0.50	– (d)	0.50	(0.49)	14.55
11/30/2022	17.32	0.41	(2.25)	(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21	1.58	(0.66)	17.32
11/30/2020	14.95	0.39	1.40	1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	14.95
Class I
11/30/2023	14.50	0.48	0.01 (e)	0.49	(0.49)	14.50
11/30/2022	17.28	0.39	(2.23)	(1.84)	(0.94)	14.50
11/30/2021	16.37	0.36	1.20	1.56	(0.65)	17.28
11/30/2020	14.93	0.36	1.42	1.78	(0.34)	16.37
11/30/2019	14.26	0.44	0.77	1.21	(0.54)	14.93
Class R2
11/30/2023	15.06	0.42	0.01 (e)	0.43	(0.40)	15.09
11/30/2022	17.92	0.31	(2.32)	(2.01)	(0.85)	15.06
11/30/2021	16.95	0.26	1.25	1.51	(0.54)	17.92
11/30/2020	15.44	0.29	1.47	1.76	(0.25)	16.95
11/30/2019	14.73	0.35	0.81	1.16	(0.45)	15.44
Class R3
11/30/2023	14.60	0.42	– (d)	0.42	(0.42)	14.60
11/30/2022	17.39	0.31	(2.24)	(1.93)	(0.86)	14.60
11/30/2021	16.47	0.27	1.21	1.48	(0.56)	17.39
11/30/2020	15.02	0.29	1.43	1.72	(0.27)	16.47
11/30/2019	14.34	0.35	0.80	1.15	(0.47)	15.02

28	See Notes to Financial Statements.

	Ratios to Average Net Assets:(a)			Supplemental Data:

Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

3.10	0.50	0.51	3.13	$638,171	19
(11.23)	0.49	0.50	2.30	734,968	83
9.43	0.48	0.49	1.81	855,806	40
12.33	0.50	0.50	2.19	745,462	75
8.50	0.50	0.50	2.74	678,178	27

2.35	1.25	1.26	2.35	44,457	19
(11.92)	1.25	1.25	1.50	92,856	83
8.66	1.23	1.24	1.03	188,842	40
11.46	1.25	1.25	1.44	240,404	75
7.70	1.25	1.25	2.00	340,786	27

3.24	0.35	0.36	3.27	15,635	19
(11.10)	0.34	0.35	2.35	54,006	83
9.59	0.33	0.34	1.95	176,727	40
12.49	0.35	0.35	2.35	165,707	75
8.66	0.35	0.35	2.91	200,060	27

3.45	0.18	0.19	3.45	541	19
(10.98)	0.18	0.18	2.59	541	83
9.76	0.17	0.18	2.11	1,735	40
12.68	0.18	0.18	2.61	2,013	75
8.83	0.19	0.19	3.01	3,527	27

3.38	0.25	0.26	3.37	88,548	19
(11.02)	0.24	0.25	2.65	98,929	83
9.70	0.23	0.24	2.05	37,860	40
12.61	0.25	0.25	2.45	35,613	75
8.75	0.25	0.25	3.03	43,319	27

2.71	0.85	0.86	2.81	275	19
(11.54)	0.84	0.85	2.00	174	83
9.06	0.83	0.83	1.46	140	40
11.97	0.85	0.85	1.87	124	75
8.10	0.85	0.85	2.36	138	27

2.84	0.75	0.76	2.88	14,176	19
(11.46)	0.74	0.75	2.02	14,878	83
9.15	0.73	0.74	1.56	20,699	40
12.04	0.75	0.75	1.94	19,031	75
8.24	0.75	0.75	2.41	21,508	27

See Notes to Financial Statements.	29

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gain (loss)		Total from Investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2023	$14.60	$0.45	$–	(d)	$0.45	$(0.45)	$14.60
11/30/2022	17.39	0.35	(2.24)		(1.89)	(0.90)	14.60
11/30/2021	16.47	0.31	1.22		1.53	(0.61)	17.39
11/30/2020	15.02	0.33	1.43		1.76	(0.31)	16.47
11/30/2019	14.34	0.38	0.80		1.18	(0.50)	15.02
Class R5
11/30/2023	14.51	0.49	–	(d)	0.49	(0.49)	14.51
11/30/2022	17.28	0.39	(2.22)		(1.83)	(0.94)	14.51
11/30/2021	16.38	0.36	1.19		1.55	(0.65)	17.28
11/30/2020	14.93	0.36	1.43		1.79	(0.34)	16.38
11/30/2019	14.26	0.42	0.79		1.21	(0.54)	14.93
Class R6
11/30/2023	14.54	0.49	0.01	(e)	0.50	(0.49)	14.55
11/30/2022	17.32	0.40	(2.24)		(1.84)	(0.94)	14.54
11/30/2021	16.40	0.37	1.21		1.58	(0.66)	17.32
11/30/2020	14.95	0.38	1.41		1.79	(0.34)	16.40
11/30/2019	14.27	0.44	0.78		1.22	(0.54)	14.95

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Amount is less than $0.01.
(e)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain(loss) in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

30	See Notes to Financial Statements.

	Ratios to Average Net Assets:(a)			Supplemental Data:

Total return (%)(c)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

3.10	0.50	0.51	3.12	$2,241	19
(11.23)	0.49	0.50	2.29	2,489	83
9.43	0.48	0.49	1.80	3,435	40
12.33	0.50	0.50	2.18	2,988	75
8.50	0.50	0.50	2.62	2,421	27

3.38	0.24	0.25	3.38	12	19
(11.02)	0.24	0.24	2.56	47	83
9.76	0.23	0.23	2.06	53	40
12.61	0.24	0.24	2.42	47	75
8.75	0.24	0.24	2.89	36	27

3.45	0.18	0.19	3.41	313	19
(10.98)	0.18	0.19	2.62	1,015	83
9.76	0.17	0.18	2.11	1,159	40
12.68	0.18	0.18	2.55	1,030	75
8.83	0.19	0.19	3.02	2,873	27

See Notes to Financial Statements.	31

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of fourteen funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi-Asset Balanced Opportunity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord Abbett, as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a

32

Notes to Financial Statements (continued)

Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income in the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2020 through November 30, 2023. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon each Fund’s jurisdiction.

33

Notes to Financial Statements (continued)

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-

34

Notes to Financial Statements (continued)

upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Funds, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

35

Notes to Financial Statements (continued)

(j)	Options–Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a fund writes (sells) an option, an amount equal to the premium received by each Fund is recorded as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, each fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by each Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Realized and change in unrealized gains and losses on purchased options are included in realized and change in unrealized gains and losses on investments in each Fund’s Statement of Operations.

(k)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

36

Notes to Financial Statements (continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2023, the effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Income Fund	.10%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees for the fiscal year ended November 30, 2023.

Fund	Fund Administration Fee
Multi-Asset Balanced Opportunity Fund	$151,781
Multi-Asset Income Fund	84,803

37

Notes to Financial Statements (continued)

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	0.25%	0.25%	–	0.25%	0.25%	0.25%	0.25%
Distribution	–	0.75%	0.10%	0.20%	0.35%	0.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for the purposes of calculating Financial Industry Regulatory Authority Inc. sales charge limitations.
(1)	The Class F Shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2023:

	Distributor Commissions	Dealers’ Concessions
Multi-Asset Balanced Opportunity Fund	$75,583	$624,531
Multi-Asset Income Fund	18,124	141,094

The Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2023:

	Class A	Class C
Multi-Asset Balanced Opportunity Fund	$15,793	$10,909
Multi-Asset Income Fund	7,164	8,460

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Multi-Asset Balanced Opportunity Fund	$–	$43,117,500	$–	$–	$43,117,500
Multi-Asset Income Fund	–	27,135,510	–	–	27,135,510

38

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Multi-Asset Balanced Opportunity Fund	$–	$173,818,814	$271,701,274	$–	$445,520,088
Multi-Asset Income Fund	–	65,287,761	–	–	65,287,761

As of November 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss) - Net
Multi-Asset Balanced Opportunity Fund	$–	$6,835,528	$–	$(185,896,715)	$(63,480,659)	$(7,135,529)	$(249,677,375)
Multi-Asset Income Fund	–	2,998,938	–	(108,839,167)	(57,307,727)	(3,072,254)	(166,220,210)

Net capital losses recognized by the Funds may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Multi-Asset Balanced Opportunity Fund	$(108,640,705)	$(77,256,010)	$(185,896,715)
Multi-Asset Income Fund	(43,524,581)	(65,314,586)	(108,839,167)

As of November 30, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Multi-Asset Balanced Opportunity Fund	$1,942,678,049	$47,772,638	$(111,253,235)	$(63,480,597)
Multi-Asset Income Fund	861,496,688	14,015,545	(71,323,263)	(57,307,718)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Multi-Asset Balanced Opportunity Fund	$(15,000)	$15,000

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2023 were as follows:

	Purchases	Sales
Multi-Asset Balanced Opportunity Fund	$476,145,166	$727,436,611
Multi-Asset Income Fund	166,405,851	364,425,593

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2023.

39

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds entered into domestic and foreign equity index futures contracts during the fiscal year ended November 30, 2023 (as described in Note 2(h)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Funds entered into swaptions and options on indexes and foreign currencies during the fiscal year ended November 30, 2023 (as described in Note 2(j)) to obtain exposure to an issuer (the Reference Entity). The Funds’ use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the notional value of the contract.

The Funds entered into credit default swap contracts during the fiscal year ended November 30, 2023 (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swap contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap contract transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swap contracts, there is minimal counterparty credit risk to the Funds since these credit default swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swap contracts against default.

As of November 30, 2023, the Funds had the following derivatives at fair value, grouped into risk categories that illustrate the Funds use of derivative instruments:

	Multi-Asset Balanced Opportunity Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts
Futures Contracts(1)	$1,110,952	$664,832

	Multi-Asset Income Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts
Futures Contracts(1)	$385,068	$289,990

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

40

Notes to Financial Statements (continued)

Transactions in derivative instruments during the fiscal year ended November 30, 2023, were as follows:

	Multi-Asset Balanced Opportunity Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Index Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	$–	$–	$–	$256,231	$–
Futures Contracts(2)	$(11,739,520)	$3,142,748	–	–	–
Purchased Options(3)	–	–	$(569,031)	–	$(9,849,558)
OTC Written Options(4)	$2,157,400	–	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(5)	$(1,362,882)	$664,832	–	–	–
Purchased Options(6)	–	–	–	–	$7,354,336
OTC Written Options(7)	$(1,579,407)	–	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	–	$1,527,154	–
Futures Contracts(9)	778	163	–	–	–
Purchased Options(8)	–	–	$18,893,149	–	$25,892
OTC Written Options(8)	$17,781	–	–	–	–

	Multi-Asset Income Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Index Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(1)	$–	$–	$–	$120,038	$–
Futures Contracts(2)	$(7,177,504)	$1,378,441	–	–	–
Purchased Options(3)	–	–	$(261,671)	–	$(4,851,319)
OTC Written Options(4)	$1,062,600	–	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(5)	$(888)	$289,990	–	–	–
Purchased Options(6)	–	–	–	–	$3,622,292
OTC Written Options(7)	$(777,917)	–	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(8)	–	–	–	$725,154	–
Futures Contracts(9)	373	71	–	–	–
Purchased Options(8)	–	–	$8,688,090	–	$12,753
OTC Written Options(8)	$8,758	–	–	–	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2023.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statements of Operations location: Net realized gain (loss) on investments includes options purchased.
(4)	Statements of Operations location: Net realized gain (loss) on OTC written options.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.

41

Notes to Financial Statements (continued)

(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on investments includes options purchased.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on OTC written options.
(8)	Amounts represents notional amounts in U.S. dollars.
(9)	Amounts represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

	Multi-Asset Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,107,365	$–	$1,107,365
Total	$1,107,365	$–	$1,107,365

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,107,365	$–	$–	$(1,107,365)	$–
Total	$1,107,365	$–	$–	$(1,107,365)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2023.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees in the Statements of Operations and in Trustees’ fees payable in the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

42

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Trust had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses. The arrangement with the Funds’ prior transfer agent was discontinued effective March 6, 2023.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2023, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers for the fiscal year ended November 30, 2023:

	Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Value at 11/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Appreciation (Depreciation)	Value at 11/30/2023	Shares as of 11/30/2023	Dividend Income
Lord Abbett Affiliated Fund, Inc.–Class I	$–	$178,689,277	$(261,000)	$856	$1,608,753	$180,037,886	11,092,907	$–
Lord Abbett Investment Trust–Convertible Fund–Class I	86,596,052	1,264,916	(66,097,270)	(2,758,522)	959,800	19,964,976	1,623,169	1,264,916
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	336,026,112	14,859,861	(35,095,448)	(9,099,753)	(89,222)	306,601,550	33,803,920	14,859,861
Lord Abbett Research Fund, Inc.–Dividend Growth Fund,–Class I	390,857,691	22,478,741	(45,075,716)	21,081,152 (a)	2,728,940	374,842,735	19,625,274	4,006,125
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund-Class I	79,837,486	4,038,139	(12,296,000)	(4,242,749)	4,615,224	71,952,100	18,078,417	4,038,139
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	376,143,288	19,600,747	(222,004,647)	10,929,781	(5,013,525)	179,655,644	13,980,984	3,963,864
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	171,305,666	6,768,146	(22,424,031)	(10,909,811)	39,542,082	184,282,052	5,584,305	–

43

Notes to Financial Statements (continued)

	Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Value at 11/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Appreciation (Depreciation)	Value at 11/30/2023	Shares as of 11/30/2023	Dividend Income
Lord Abbett Investment Trust–High Yield Fund–Class I	$152,624,937	$8,667,587	$(42,056,416)	$(3,900,472)	$2,454,170	$117,789,806	19,121,722	$8,667,587
Lord Abbett Investment Trust–Income Fund-Class I	–	158,547,143	(8,204,699)	(359,289)	(841,972)	149,141,183	62,928,769	3,216,925
Lord Abbett Investment Trust–Inflation Focused–Fund–Class I	79,340,291	27,334,831	(46,016,244)	(2,676,414)	692,178	58,674,642	5,151,417	3,131,120
Lord Abbett Securities Trust–International Equity Fund–Class I	87,011,638	1,887,443	(7,675,081)	(1,075,159)	3,323,968	83,472,809	6,151,275	1,887,443
Lord Abbett Securities Trust–International Value Fund-Class I	73,728,784	2,301,614	(6,849,000)	(624,528)	5,603,325	74,160,195	10,008,123	2,301,614
Lord Abbett Investment Trust–Short Duration Income Fund-Class I	–	21,881,262	(21,516,028)	(365,234)	–	–	–	598,340
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	258,664,644	7,825,459	(191,865,031)	869,189	1,351,829	76,846,090	7,746,582	6,631,763
Total				$(3,130,953)	$56,935,550	$1,877,421,668		$54,567,697

(a)	Includes $17,228,073 of distributed capital gains.

	Multi-Asset Income Fund
Affiliated Issuer	Value at 11/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Appreciation (Depreciation)	Value at 11/30/2023	Shares as of 11/30/2023	Dividend Income
Lord Abbett Affiliated Fund, Inc.–Class I	$–	$44,242,027	$(20,000)	$(12)	$398,616	$44,620,631	2,749,269	$–
Lord Abbett Investment Trust–Convertible Fund-Class I	38,707,231	473,322	(36,074,231)	(1,385,780)	748,239	2,468,781	200,714	473,321
Lord Abbett Investment Trust–Core Fixed Income Fund-Class I	307,364,715	13,314,403	(48,753,087)	(10,848,116)	2,569,900	263,647,815	29,068,116	13,314,402
Lord Abbett Research Fund, Inc.–Dividend Growth Fund–Class I	106,682,889	6,990,629	(24,018,765)	5,879,148 (a)	(372,436)	90,411,307	4,733,576	1,030,499
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	33,375,023	1,582,925	(8,172,329)	(1,993,666)	2,132,467	26,924,420	6,764,930	1,582,925
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	113,700,699	2,193,570	(72,184,153)	3,778,497	(2,840,979)	44,647,634	3,474,524	983,600
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	48,233,031	700,000	(15,508,413)	(10,175,838)	16,027,845	39,276,625	1,190,201	–
Lord Abbett Investment Trust–High Yield Fund–Class I	104,317,957	5,465,532	(39,131,113)	(5,832,799)	4,912,919	69,732,496	11,320,210	5,465,533
Lord Abbett Investment Trust–Income Fund–Class I	–	54,867,211	(5,657,514)	(242,931)	(912,922)	48,053,844	20,275,883	1,314,517
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	56,956,034	12,417,375	(20,457,544)	(203,841)	(1,044,748)	47,667,276	4,185,011	2,240,540

44

Notes to Financial Statements (continued)

	Multi-Asset Income Fund
Affiliated Issuer	Value at 11/30/2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Appreciation (Depreciation)	Value at 11/30/2023	Shares as of 11/30/2023	Dividend Income
Lord Abbett Securities Trust–International Equity Fund–Class I	$44,225,320	$959,329	$(6,075,000)	$(709,170)	$1,829,738	$40,230,217	2,964,644	$959,329
Lord Abbett Securities Trust–International Value Fund–Class I	34,676,436	1,067,802	(5,023,000)	750,386	1,566,549	33,038,173	4,458,593	1,067,802
Lord Abbett Investment Trust–Short Duration Income Fund–Class I	–	10,190,524	(2,405,391)	(23,082)	(93,369)	7,668,682	2,007,508	340,766
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	111,923,216	$11,941,201	(80,945,053)	384,756	714,526	44,018,646	4,437,364	3,384,245
Total				$(20,622,448)	$25,636,345	$802,406,547		$32,157,479

(a)	Includes $4,750,158 of distributed capital gains.

13.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Certain instruments in which the Funds may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer- term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

45

Notes to Financial Statements (continued)

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, a particular industry or sector, or to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility and subject to less government supervision, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, each will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, heightened counterparty risk, credit risk, and volatility. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful may depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objectives.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the Fund.

46

Notes to Financial Statements (continued)

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	18,492,553	$190,840,117	16,711,800	$183,675,130
Reinvestment of distributions	3,685,182	37,889,813	31,082,801	369,954,171
Shares reacquired	(38,509,554)	(396,283,512)	(36,026,029)	(391,622,754)
Increase (decrease)	(16,331,819)	$(167,553,582)	11,768,572	$162,006,547
Class C Shares
Shares sold	1,746,100	$18,022,244	966,551	$10,594,011
Reinvestment of distributions	126,761	1,289,174	2,959,000	35,106,865
Shares reacquired*	(8,960,058)	(91,180,482)	(6,700,556)	(71,880,282)
Decrease	(7,087,197)	$(71,869,064)	(2,775,005)	$(26,179,406)
Class F Shares
Shares sold	129,318	$1,319,560	599,800	$6,838,279
Reinvestment of distributions	28,259	289,212	1,103,077	13,196,069
Shares reacquired	(2,143,540)	(21,866,489)	(5,003,453)	(54,841,556)
Decrease	(1,985,963)	$(20,257,717)	(3,300,576)	$(34,807,208)
Class I Shares
Shares sold	2,877,337	$29,410,384	3,900,170	$42,013,944
Reinvestment of distributions	122,960	1,264,869	483,757	5,715,991
Shares reacquired	(3,183,642)	(32,738,325)	(1,822,561)	(18,487,539)
Increase (decrease)	(183,345)	$(2,063,072)	2,561,366	$29,242,396
Class P Shares
Shares sold	13,650	$137,974	10,022	$105,141
Reinvestment of distributions	877	8,958	11,085	131,807
Shares reacquired	(14,355)	(148,476)	(46,820)	(526,811)
Increase (decrease)	172	$(1,544)	(25,713)	$(289,863)
Class R2 Shares
Shares sold	20,269	$215,239	3,052	$33,902
Reinvestment of distributions	1,228	13,043	8,897	109,251
Shares reacquired	(3,649)	(39,334)	(3,921)	(42,728)
Increase	17,848	$188,948	8,028	$100,425
Class R3 Shares
Shares sold	1,674,695	$17,205,196	364,549	$4,006,659
Reinvestment of distributions	89,314	917,035	667,120	7,933,931
Shares reacquired	(900,043)	(9,215,893)	(990,069)	(10,713,995)
Increase	863,966	$8,906,338	41,600	$1,226,595
Class R4 Shares
Shares sold	171,663	$1,759,243	196,398	$2,140,551
Reinvestment of distributions	24,689	253,902	198,384	2,360,324
Shares reacquired	(250,164)	(2,576,410)	(291,102)	(3,100,878)
Increase (decrease)	(53,812)	$(563,265)	103,680	$1,399,997

47

Notes to Financial Statements (continued)

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	548	$5,646	11,469	$130,262
Reinvestment of distributions	286	2,945	2,618	31,169
Shares reacquired	(6,743)	(69,351)	(11,998)	(137,609)
Increase (decrease)	(5,909)	$(60,760)	2,089	$23,822
Class R6 Shares
Shares sold	187,192	$1,951,262	113,969	$1,329,887
Reinvestment of distributions	12,155	125,494	81,491	969,696
Shares reacquired	(168,324)	(1,737,434)	(68,917)	(741,044)
Increase	31,023	$339,322	126,543	$1,558,539

Multi-Asset Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	4,502,998	$65,327,867	8,879,253	$136,879,876
Reinvestment of distributions	1,388,902	20,101,443	2,583,273	41,898,843
Shares reacquired	(12,540,146)	(181,561,863)	(10,326,927)	(157,380,890)
Increase (decrease)	(6,648,246)	$(96,132,553)	1,135,599	$21,397,829
Class C Shares
Shares sold	179,786	$2,677,869	389,221	$6,283,009
Reinvestment of distributions	96,649	1,425,635	454,115	7,646,011
Shares reacquired*	(3,536,546)	(52,170,021)	(5,276,072)	(82,082,981)
Decrease	(3,260,111)	$(48,066,517)	(4,432,736)	$(68,153,961)
Class F Shares
Shares sold	58,493	$854,115	849,785	$13,295,963
Reinvestment of distributions	52,156	755,018	417,182	6,884,819
Shares reacquired	(2,739,742)	(39,977,152)	(7,732,186)	(118,851,678)
Decrease	(2,629,093)	$(38,368,019)	(6,465,219)	$(98,670,896)
Class F3 Shares
Reinvestment of distributions	1,265	$18,244	4,537	$74,975
Shares reacquired	(1,265)	(18,244)	(67,513)	(1,076,907)
Decrease	–	$–	(62,976)	$(1,001,932)
Class I Shares
Shares sold	2,810,163	$40,679,103	6,489,944	$98,414,444
Reinvestment of distributions	215,503	3,097,914	187,230	2,915,241
Shares reacquired	(3,743,018)	(53,956,318)	(2,043,881)	(29,674,290)
Increase (decrease)	(717,352)	$(10,179,301)	4,633,293	$71,655,395

48

Notes to Financial Statements (concluded)

Multi-Asset Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	7,255	$108,441	3,310	$50,512
Reinvestment of distributions	401	5,997	427	7,125
Shares reacquired	(954)	(14,266)	(5)	(75)
Increase	6,702	$100,172	3,732	$57,562
Class R3 Shares
Shares sold	148,943	$2,162,657	175,744	$2,649,388
Reinvestment of distributions	29,043	420,454	60,939	995,718
Shares reacquired	(226,548)	(3,283,259)	(407,800)	(6,226,183)
Decrease	(48,562)	$(700,148)	(171,117)	$(2,581,077)
Class R4 Shares
Shares sold	34,409	$497,965	37,734	$588,100
Reinvestment of distributions	5,542	80,180	8,989	145,521
Shares reacquired	(57,018)	(821,106)	(73,740)	(1,212,791)
Decrease	(17,067)	$(242,961)	(27,017)	$(479,170)
Class R5 Shares
Shares sold	109	$1,571	72	$1,113
Reinvestment of distributions	38	546	134	2,154
Shares reacquired	(2,568)	(36,809)	(17)	(265)
Increase (decrease)	(2,421)	$(34,692)	189	$3,002
Class R6 Shares
Shares sold	9,576	$138,096	7,808	$120,422
Reinvestment of distributions	647	9,342	3,244	52,056
Shares reacquired	(58,515)	(849,208)	(8,169)	(133,753)
Increase (decrease)	(48,292)	$(701,770)	2,883	$38,725

*	Includes automated conversion of Class C shares to Class A shares.

49

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund (the “Funds”), two of the funds constituting the Lord Abbett Investment Trust, as of November 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
January 24, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

50

Investments in Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2023, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	%
Lord Abbett Affiliated Fund, Inc.	9.59%
Lord Abbett Investment Trust - Convertible Fund - Class I	1.06%
Lord Abbett Investment Trust - Core Fixed Income Fund - Class I	16.33%
Lord Abbett Research Fund, Inc. - Dividend Growth Fund - Class I	19.97%
Lord Abbett Global Fund, Inc. - Emerging Markets Bond Fund - Class I	3.83%
Lord Abbett Securities Trust - Fundamental Equity Fund - Class I	9.57%
Lord Abbett Securities Trust - Growth Leaders Fund - Class I	9.82%
Lord Abbett Investment Trust - High Yield Fund - Class I	6.27%
Lord Abbett Investment Trust - Income Fund - Class I	7.94%
Lord Abbett Investment Trust - Inflation Focused Fund - Class I	3.13%
Lord Abbett Securities Trust - International Equity Fund - Class I	4.45%
Lord Abbett Securities Trust - International Value Fund - Class I	3.95%
Lord Abbett Investment Trust - Ultra Short Bond Fund - Class I	4.09%
Total	100.00%

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	%
Lord Abett Affiliated Fund, Inc.	5.56%
Lord Abbett Investment Trust - Convertible Fund-Class I	0.31%
Lord Abbett Investment Trust - Core Fixed Income Fund - Class I	32.86%
Lord Abbett Research Fund, Inc. - Dividend Growth Fund - Class I	11.27%
Lord Abbett Global Fund, Inc. - Emerging Markets Bond Fund - Class I	3.35%
Lord Abbett Securities Trust - Fundamental Equity Fund - Class I	5.56%
Lord Abbett Securities Trust - Growth Leaders Fund - Class I	4.89%
Lord Abbett Investment Trust - High Yield Fund - Class I	8.69%
Lord Abbett Investment Trust - Income Fund - Class I	5.99%
Lord Abbett Investment Trust - Inflation Focused Fund - Class I	5.94%
Lord Abbett Securities Trust - International Equity Fund - Class I	5.01%
Lord Abbett Securities Trust - International Value Fund - Class I	4.12%
Lord Abbett Investment Trust - Short Duration Bond Fund - Class I	0.96%
Lord Abbett Investment Trust - Ultra Short Bond Fund - Class I	5.49%
Total	100.00%

The Ten Largest Holdings and the Holdings by Sector as of November 30, 2023, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

51

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Affiliated Fund, Inc.

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	4.66%
UnitedHealth Group, Inc.	3.28%
Comcast Corp. Class A	2.89%
Microsoft Corp.	2.69%
Walmart, Inc.	2.61%
Shell PLC ADR	2.58%
Philip Morris International, Inc.	2.50%
Parker-Hannifin Corp.	2.35%
Roper Technologies, Inc.	2.33%
Ferguson PLC	2.28%

Holdings by Sector	% of Investments
Communication Services	2.89%
Consumer Discretionary	4.20%
Consumer Staples	9.12%
Energy	9.59%
Financials	21.90%
Health Care	13.17%
Industrials	17.09%
Information Technology	13.95%
Materials	4.20%
Utilities	2.80%
Repurchase Agreements	1.09%
Total	100.00%

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Okta, Inc., 0.125%, 9/1/2025	4.73%
Shopify, Inc. (Canada), 0.125%, 11/1/2025	4.70%
DocuSign, Inc., Zero Coupon, 1/15/2024	4.51%
Alteryx, Inc., 1.000%, 8/1/2026	4.43%
Palo Alto Networks, Inc., 0.375%, 6/1/2025	3.78%
Uber Technologies, Inc., Zero Coupon, 12/15/2025	3.21%
Bank of America Corp.	2.72%
MongoDB, Inc., 0.250%, 1/15/2026	2.39%
Akamai Technologies, Inc., 0.125%, 5/1/2025	2.21%
Seagate HDD Cayman (Cayman Islands), 3.500%, 6/1/2028	2.04%

52

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector	% of Investments
Basic Materials	0.30%
Communications	26.92%
Consumer, Cyclical	11.90%
Consumer, Non-cyclical	8.66%
Energy	5.18%
Financial	6.15%
Industrial	3.79%
Technology	34.33%
Utilities	1.77%
Repurchase Agreements	1.00%
Total	100.00%

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Notes, 5.000%, 9/30/2025	3.65%
U.S. Treasury Bonds, 4.750%, 11/15/2043	2.60%
U.S. Treasury Notes, 4.875%, 10/31/2028	2.28%
U.S. Treasury Bonds, 4.375%, 8/15/2043	2.06%
Government National Mortgage Association, 5.500%, 1/1/2199	1.97%
Government National Mortgage Association, 6.000%, 1/1/2199	1.86%
Uniform Mortgage-Backed Security, 6.000%, 1/1/2199	1.55%
U.S. Treasury Notes, 4.375%, 8/15/2026	1.20%
Government National Mortgage Association, 6.500%, 1/1/2199	1.13%
U.S. Treasury Bills, Zero Coupon, 12/5/2023	1.12%

Holdings by Sector	% of Investments
Asset Backed Securities	14.82%
Basic Materials	0.23%
Communications	2.90%
Consumer, Cyclical	1.21%
Consumer, Non-cyclical	4.47%
Energy	2.62%
Financial	12.82%
Foreign Government	1.71%
Industrial	1.57%
Mortgage-Backed Securities	6.72%
Municipal	0.09%
Technology	0.92%
Utilities	4.86%
U.S. Government	42.98%
Repurchase Agreements	2.08%
Total	100.00%

53

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Research Fund, Inc. - Dividend Growth Fund

Ten Largest Holdings	% of Investments
Microsoft Corp.	8.98%
Mastercard, Inc. Class A	4.18%
Apple, Inc.	4.07%
Exxon Mobil Corp.	3.88%
UnitedHealth Group, Inc.	3.62%
NVIDIA Corp.	3.14%
Lam Research Corp.	2.53%
AbbVie, Inc.	2.53%
Eli Lilly & Co.	2.40%
Accenture PLC Class A	2.33%

Holdings by Sector	% of Investments
Communication Services	2.01%
Consumer Discretionary	8.81%
Consumer Staples	7.13%
Energy	4.25%
Financials	18.81%
Health Care	15.42%
Industrials	8.27%
Information Technology	28.09%
Materials	4.90%
Utilities	1.57%
Repurchase Agreements	0.74%
Total	100.00%

Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund

Ten Largest Holdings	% of Investments
Turkiye Government International Bonds, 4.250%, 4/14/2026	1.81%
Indonesia Government International Bonds, 1.850%, 3/12/2031	1.67%
Saudi Government International Bonds, 3.450%, 2/2/2061	1.57%
Mexico Government International Bonds, 2.659%, 5/24/2031	1.55%
KSA Sukuk Ltd., 5.268%, 10/25/2028	1.50%
Peruvian Government International Bonds, 3.000%, 1/15/2034	1.40%
Brazil Government International Bonds, 3.750%, 9/12/2031	1.32%
Hungary Government International Bonds, 2.125%, 9/22/2031	1.26%
Eskom Holdings SOC Ltd., 7.125%, 2/11/2025	1.19%
Republic of South Africa Government International Bond, 5.70%, 9/30/2049	1.17%

Holdings by Sector	% of Investments
Basic Materials	1.53%
Communications	0.83%
Consumer Non-cyclical	0.54%
Energy	14.14%
Financial	2.93%
Foreign Government	72.86%
Government	0.50%
Industrial	0.89%
Utilities	5.78%
Total	100.00%

54

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	3.65%
Alphabet, Inc.	2.68%
Microsoft Corp.	2.64%
Shell PLC	2.62%
Allstate Corp.	2.52%
UnitedHealth Group, Inc.	2.36%
Pioneer Natural Resources Co.	2.29%
Molina Healthcare, Inc.	2.27%
Charles Schwab Corp.	2.16%
AerCap Holdings NV	2.10%

Holdings by Sector	% of Investments
Communication Services	4.57%
Consumer Discretionary	4.77%
Consumer Staples	6.96%
Energy	8.97%
Financials	24.05%
Health Care	13.31%
Industrials	15.23%
Information Technology	11.10%
Materials	3.80%
Real Estate	3.14%
Utilities	2.98%
Repurchase Agreements	1.12%
Total	100.00%

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
NVIDIA Corp.	9.39%
Microsoft Corp.	7.49%
Amazon.com, Inc.	4.77%
Alphabet, Inc.	4.55%
Apple, Inc.	3.51%
Shopify, Inc.	3.39%
Adobe, Inc.	3.01%
MercadoLibre, Inc.	2.96%
Arista Networks, Inc.	2.91%
Eli Lilly & Co.	2.76%

Holdings by Sector	% of Investments
Communication Services	11.41%
Consumer Discretionary	16.04%
Financials	3.42%
Health Care	6.34%
Industrials	8.02%
Information Technology	52.33%
Repurchase Agreements	2.44%
Total	100.00%

55

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/1/2030	0.82%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030	0.80%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, 2/1/2028	0.76%
Vistra Operations Co. LLC, 7.750%, 10/15/2031	0.49%
Fortress Transportation & Infrastructure Investors LLC, 5.500%, 5/1/2028	0.48%
Cloud Software Group, Inc., 6.500%, 3/31/2029	0.48%
Bombardier, Inc. (Canada), 6.000%, 2/15/2028	0.48%
Altice France SA (France), 5.125%, 7/15/2029	0.47%
American Airlines, Inc., 7.250%, 2/15/2028	0.45%
Cloud Software Group, Inc., 9.000%, 9/30/2029	0.43%

Holdings by Sector	% of Investments
Basic Materials	7.55%
Communications	10.13%
Consumer, Cyclical	20.58%
Consumer, Non-cyclical	11.35%
Diversified	0.41%
Energy	17.55%
Financial	8.75%
Foreign Government	0.14%
Industrial	13.41%
Mortgage-Backed Securities	0.00%
Technology	5.02%
Utilities	4.52%
Time Deposits	0.02%
Money Market Fund	0.19%
Repurchase Agreements	0.38%
Total	100.00%

Lord Abbett Investment Trust – Income Fund

Ten Largest Holdings	% of Investments
Energy Transfer LP, 5.831%, 12/1/2023	1.17%
Sprint Capital Corp., 6.875%, 11/15/2028	1.11%
U.S. Treasury Bonds, 4.125%, 8/15/2053	1.10%
BAT Capital Corp., 7.750%, 10/19/2032	0.96%
U.S. Treasury Inflation-Indexed Notes, 0.250%, 1/15/2025	0.95%
Centene Corp., 3.375%, 2/15/2030	0.90%
U.S. Treasury Bonds, 4.375%, 8/15/2043	0.87%
Charter Communications Operating LLC, 7.098% (3 mo. USD Term SOFR + 1.75%), 2/1/2027	0.86%
Continental Resources, Inc., 5.750%, 1/15/2031	0.85%
U.S. Treasury Notes, 4.500%, 11/15/2033	0.85%

56

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector	% of Investments
Asset Backed Securities	3.88%
Basic Materials	1.61%
Communications	5.38%
Consumer Cyclical	3.26%
Consumer Non-cyclical	13.33%
Energy	15.30%
Financial	22.72%
Industrial	5.33%
Mortgage-Backed Securities	0.30%
Municipal	0.88%
Technology	4.64%
U.S. Government	9.04%
Utilities	11.94%
Repurchase Agreements	2.39%
Total	100.00%

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
UBS AG, 5.125%, 5/15/2024	1.63%
Danske Bank AS, 5.375%, 1/12/2024	1.47%
Exeter Automobile Receivables Trust Series 2020-2A Class E, 7.190%, 9/15/2027	1.37%
Energy Transfer LP, 5.831%, 12/1/2023	1.29%
AIB Group PLC, 4.263% (3 mo. USD LIBOR + 1.87%), 4/10/2025	1.06%
Danske Bank AS, 3.244% (3 mo. USD LIBOR + 1.59%), 12/20/2025	0.98%
OneMain Direct Auto Receivables Trust Series 2019-1 Class A, 3.630%, 9/14/2027	0.95%
KKR CLO Ltd. Series 30A Class A1R, 6.684% (3 mo. USD Term SOFR + 1.28%), 10/17/2031	0.89%
Citigroup, Inc., 3.106% (SOFR + 2.84%), 4/8/2026	0.83%
Lendmark Funding Trust Series 2021-2A Class A, 2.000%, 4/20/2032	0.82%

Holdings by Sector	% of Investments
Asset Backed Securities	26.45%
Basic Materials	2.07%
Communications	0.87%
Consumer, Cyclical	4.06%
Consumer, Non-cyclical	5.48%
Energy	8.52%
Financial	39.70%
Industrial	1.17%
Mortgage-Backed Securities	4.09%
Technology	0.20%
U.S. Government	0.70%
Utilities	5.56%
Repurchase Agreements	1.13%
Total	100.00%

57

Investments in Underlying Funds (unaudited) (continued)

Lord Abbett Securities Trust – International Equity Fund

Ten Largest Holdings	% of Investments
Novo Nordisk AS	3.15%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.94%
Shell PLC	2.40%
ASML Holding NV	2.23%
SAP SE	1.98%
Samsung Electronics Co. Ltd.	1.94%
L’Oreal SA	1.84%
Schneider Electric SE	1.82%
Hitachi Ltd.	1.81%
BHP Group Ltd.	1.73%

Holdings by Sector	% of Investments
Communication Services	4.77%
Consumer Discretionary	12.80%
Consumer Staples	6.89%
Energy	5.74%
Financials	19.16%
Health Care	11.77%
Industrials	13.23%
Information Technology	15.68%
Materials	5.28%
Real Estate	1.21%
Utilities	2.12%
Repurchase Agreements	1.35%
Total	100.00%

Lord Abbett Securities Trust – International Value Fund

Ten Largest Holdings	% of Investments
Shell PLC	4.67%
Novartis AG	3.61%
BHP Group Ltd.	3.17%
Toyota Motor Corp.	2.94%
Sanofi SA	2.81%
HSBC Holdings PLC	2.79%
Orange SA	2.54%
Sumitomo Mitsui Financial Group, Inc.	2.32%
Enel SpA	2.27%
BP PLC	2.24%

58

Investments in Underlying Funds (unaudited) (continued)

Holdings by Sector	% of Investments
Communication Services	3.29%
Consumer Discretionary	7.66%
Consumer Staples	7.77%
Energy	8.91%
Financials	26.66%
Health Care	9.49%
Industrials	16.55%
Information Technology	5.01%
Materials	6.39%
Real Estate	1.77%
Utilities	4.88%
Repurchase Agreements	1.62%
Total	100.00%

Lord Abbett Investment Trust – Short Duration Income Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Notes, 5.000%, 9/30/2025	1.31%
U.S. Treasury Notes, 4.125%, 1/31/2025	1.23%
U.S. Treasury Inflation-Indexed Notes, 0.250%, 1/15/2025	0.74%
U.S. Treasury Notes, 4.625%, 6/30/2025	0.72%
Comcast Hulu Holdings LLC, 6.323% (1 mo. USD Term SOFR + 0.88%), 3/15/2024	0.60%
Charter Communications Operating LLC, 7.098% (1 mo. USD Term SOFR + 1.75%), 4/30/2025	0.59%
Citigroup, Inc., 3.106% (SOFR + 2.84%), 4/8/2026	0.58%
Invitation Homes Operating Partnership LP, 6.448% (1 mo. USD Term SOFR + 1.00%), 1/31/2025	0.57%
Intesa Sanpaolo SpA (Italy), 5.017%, 6/26/2024	0.49%
General Motors Financial Co., Inc., 5.100%, 1/17/2024	0.45%

Holdings by Sector	% of Investments
Asset Backed Securities	25.77%
Basic Materials	2.19%
Communications	2.68%
Consumer Cyclical	4.21%
Consumer Non-cyclical	5.97%
Energy	5.65%
Financial	32.22%
Industrial	1.32%
Mortgage-Backed Securities	9.46%
Technology	1.20%
U.S. Government	4.43%
Utilities	4.90%
Total	100.00%

59

Investments in Underlying Funds (unaudited) (concluded)

Lord Abbett Investment Trust – Ultra Short Bond Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Bills, Zero Coupon, 1/9/2024	3.08%
Wells Fargo & Co., 2.406% (3 mo. USD Term SOFR + 1.09%), 10/30/2025	1.36%
HSBC Holdings PLC (United Kingdom), 3.803% (3 mo. USD Term SOFR + 1.47%), 3/11/2025	1.32%
NatWest Group PLC (United Kingdom), 4.269% (3 mo. USD LIBOR + 1.76%), 3/22/2025	1.30%
BNP Paribas SA (France), 2.819% (3 mo. USD Term SOFR + 1.37%), 11/19/2025	1.15%
Hyundai Capital America, 0.800%, 1/8/2024	1.10%
Charter Communications Operating LLC, 7.098% (3 mo. USD Term SOFR + 1.75%), 4/30/2025	1.07%
JPMorgan Chase & Co., 2.301% (SOFR + 1.16%), 10/15/2025	1.07%
Morgan Stanley, 5.804% (SOFR + 0.46%), 1/25/2024	1.05%
Western Midstream Operating LP, 6.296%, 1/5/2024	1.03%

Holdings by Sector	% of Investments
Asset Backed Securities	22.95%
Basic Materials	1.29%
Communications	2.99%
Consumer, Cyclical	4.17%
Consumer, Non-cyclical	6.33%
Energy	2.28%
Financial	47.26%
Foreign Government	0.17%
Industrial	1.34%
Mortgage-Backed Securities	2.42%
Technology	1.03%
U.S. Government	4.73%
Utilities	2.76%
Repurchase Agreements	0.28%
Total	100%

60

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (since 2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

61

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine – School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

62

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

63

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

64

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

65

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Multi-Asset Balanced Opportunity Fund	19%	30%
Multi-Asset Income Fund	9%	17%

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Multi-Asset Balanced Opportunity Fund	$1,952,645	$92,221
Multi-Asset Income Fund	907,194	42,670

66

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Investment Trust Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/24)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Convertible Fund

Core Fixed Income Fund

Core Plus Bond Fund

Corporate Bond Fund

Floating Rate Fund

High Yield Fund

Income Fund

Inflation Focused Fund

Short Duration Core Bond Fund

Short Duration Income Fund

Total Return Fund

Ultra Short Bond Fund

For the fiscal year ended November 30, 2023

Table of Contents

1	A Letter to Shareholders

17	Investment Comparisons

40	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

65	Convertible Fund

71	Core Fixed Income Fund

93	Core Plus Bond Fund

122	Corporate Bond Fund

134	Floating Rate Fund

171	High Yield Fund

202	Income Fund

222	Inflation Focused Fund

251	Short Duration Core Bond Fund

277	Short Duration Income Fund

330	Total Return Fund

353	Ultra Short Bond Fund

372	Statements of Assets and Liabilities

382	Statements of Operations

388	Statements of Changes in Net Assets

396	Financial Highlights

444	Notes to Financial Statements

503	Report of Independent Registered Public Accounting Firm

504	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund
Annual Report

For the fiscal year ended November 30, 2023

From left to right: Evelyn E. Guernsey, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

Lord Abbett Convertible Fund

For the fiscal year ended November 30, 2023, the Fund returned -1.00%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. Convertibles Index*, which returned 3.25% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns.

On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns that corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. equities delivered positive returns over the period, as measured by the S&P 500 Index, which returned 13.8%. However, performance was primarily driven by a handful of large cap companies, and there was a great deal of dispersion below the surface. For example, large cap stocks2 outperformed small cap stocks3 (13.6% vs -2.6%, respectively), while growth stocks4 outperformed value stocks5 (24.6% vs 1.0%, respectively). Within credit, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield corporate bonds6 outperformed investment grade corporate bonds7 (8.7% vs 3.6%, respectively).

Security selection within the Health Care sector was a primary detractor from relative performance over the period. Within the sector, shares of Apellis Pharmaceuticals, Inc., a commercial-stage biopharmaceutical company, fell in the third quarter of 2023 in response to a disappointing clinical trial readout, where a very small population of candidates being treated for eye disease experienced blindness.

Within the industrials sector, the Fund’s position in Chart Industries, Inc., a global manufacturer of equipment in the clean energy and industrial gas markets, also detracted from relative performance over the period. Shares fell in the fourth quarter of 2022 in reaction to the company’s announcement to acquire Howden, a global provider of air and gas handling products and services, for $4.4B. Management said it would create a new class of preferred stock to fund the deal, which raised concern.

Conversely, within the Consumer Discretionary sector, the Fund’s position in MercadoLibre, Inc., Latin America’s largest e-commerce company, contributed to relative performance. After suffering losses in recent years due to investments in fulfilment and distribution capabilities, the company has begun to see the benefits of those investments as profitability returned in recent quarters. Bottom line results have also been positively impacted by strength in their credit and advertising segments.

Also within the Consumer Discretionary sector, the Fund’s position in Royal Caribbean Cruises Ltd., an international cruise line, was a standout contributor over the period. Shares rallied on the back of the company reporting a much narrower-than-expected quarterly loss in the second quarter of 2023. Management also raised its full-year profit outlook.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*  The ICE BofA U.S. Convertibles Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

Lord Abbett Core Fixed Income Fund

For the fiscal year ended November 30, 2023, the Fund returned 1.52%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index*, which returned 1.18%.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

The primary contributor to relative performance was security selection within investment grade corporate bonds. In particular, selection within the Utility, Energy and Technology sectors led to a positive impact on performance. At points throughout the year, the Utility sector had high levels of new issuance, which led to wider credit spreads. We bought into this weakness, capturing attractive yields in a defensive sector.

Security selection within asset-backed securities (ABS) also led to a positive impact on relative performance, mainly within the Auto Loan, Consumer Loan and Credit Card segments. Within the asset class, we focused on issues that demonstrated robust credit fundamentals, including well behaved delinquency and loss trends, consistent collateral quality, and strong stress tested structures.

Overall, the Fund’s duration positioning was a modest detractor from relative performance. While yield curve positioning had a positive impact, an underweight to duration in the last month of the period, when rates rallied significantly across the curve, detracted from relative performance. Additionally, security selection within agency mortgage-backed securities also detracted from relative performance.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lord Abbett Core Plus Bond Fund

For the fiscal year ended November 30, 2023, the Fund returned 2.59%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index*, which returned 1.18%.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

The primary contributor to relative performance was the Fund’s allocation to high yield corporate bonds. High yield credit spreads compressed meaningfully over the period amid a resilient U.S. economy, and the sector’s greater carry led to a positive impact on relative performance.

Security selection within investment grade corporate bonds also contributed to relative returns. In particular, selection within the Utility, Financial and Energy sectors were positive contributors. Within Financials, the portfolio’s bank holdings were focused on institutions with strong deposit franchises, robust credit cultures, and strong management teams.

Security selection within asset-backed securities also led to a positive impact on relative performance, mainly within the Auto Loan and Consumer Loan segments. Within the asset class, we focused on issues that demonstrate robust credit fundamentals, including well behaved delinquency/loss trends, consistent collateral quality, and strong stress tested structures.

Overall, the Fund’s duration positioning was a modest contributor to relative performance. An underweight to duration in the last month of the period detracted from relative performance when rates rallied significantly across the curve, but was offset by yield curve positioning, leading to a slight positive impact to performance overall.

The primary detractor over the period was security selection within agency mortgage-backed securities.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lord Abbett Corporate Bond Fund

For the fiscal year ended November 30, 2023, the Fund returned 3.00%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Corporate Investment Grade Index*, which returned 3.55% over the period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from

3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

Overall, the Fund’s duration positioning detracted from relative performance. In particular, an underweight to duration in last month of the period, when rates rallied significantly across the curve, dragged on relative performance.

The primary contributor to relative performance was security selection within investment grade corporate bonds. In particular, selection within the Utility, Technology, Energy, Consumer and Capital Goods sectors were positive contributors. At points throughout the year, the Utility sector had high levels of new issuance, which led to wider credit spreads. We bought into this weakness, capturing attractive yields in a defensive sector. Within the Energy sector, selection within the Independent, Integrated and Oil Field Services subsectors led to a positive impact on relative performance.

While overall selection within investment grade corporate bonds contributed to relative performance, security selection within the Financial sector dragged on relative returns. Most of this negative impact stemmed from the Fund’s modest position in the bonds of one of the regional banks that experienced pressure in March.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*  The Bloomberg U.S. Corporate Investment Grade Index is the corporate component of the U.S. Credit index. The U.S. Credit index is defined as publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. Bonds must be an investment grade credit security and have at least $250 million par amount outstanding.

Lord Abbett Floating Rate Fund

For the fiscal year ended November 30, 2023, the Fund returned 10.99%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index*, which returned 11.65% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, bank loans delivered unexpectedly strong returns over the period, as measured by the Credit Suisse Leveraged Loan Index, which returned 11.7%8. Performance was primarily driven by a combination of rising yields and declining recession concerns, which led to outperformance in more credit-sensitive sectors. Within loans, lower-quality issues paced returns, with Single B and Split CCC rated loans outperforming BBs.9 Defaults rose subtly in the period with the trailing last 12-month default rate reaching 3.1%, which is in line with the sector’s long-term average.10

Security selection within the Energy sector was a main detractor from relative performance for the period. The Fund was underweight in several positions that outperformed within the loan index. Meanwhile, several high yield bond positions in Energy issuers also weighed on performance as high yield bonds broadly underperformed the loan sector. Security selection within the Services sector also detracted from relative performance as the Fund was overweight in several issuers that struggled amid the higher rate environment. Overweight positions in several Air Transportation companies also detracted from relative performance as higher fuel costs over the period weighed on margins.

While the Fund underperformed its benchmark for the period, there were several allocations that contributed to relative performance. For example, the Fund had significant underweight positions in select pharmaceutical issuers within the Healthcare industry that underperformed due to idiosyncratic credit concerns. Separately, an underweight allocation in the Media sector also contributed to relative performance as the Fund was underweight in several issuers that became distressed. Security selection within the Transportation sector also contributed to relative performance over the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*  The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

Lord Abbett High Yield Fund

For the fiscal year ended November 30, 2023, the Fund returned 5.50%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. High Yield Constrained Index*, which returned 8.69% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns of potential deterioration in corporate earnings, aggregate earnings results were better-than-expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by several factors, including narrow market breadth, an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. Markets also had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

Against this backdrop, U.S. high yield credit delivered positive returns over the period as measured by the ICE BofA U.S. High Yield Constrained Index, which returned 8.7%6. Performance was primarily driven by lower-rated credit, with CCCs outperforming BBs by almost 6%.11 Cyclical high yield sectors also outperformed for the period as economic growth was better than expected in the U.S. Entertainment and Film sectors, which led the charge, rising more than 25%, followed by the Leisure and Transportation Ex Air/Rail sectors, while traditionally non-cyclical sectors like Paper, Broadcasting and Cable/Satellite TV all lagged. Defaults rose subtly in the period with the trailing last 12-month default rate reaching 2.88%, which is just below its long-term average.10

During this period, the Fund’s underweight allocation to the Telecommunications sector contributed to relative performance. The Fund benefited from avoiding several issuers that meaningfully underperformed, specifically lower-rated issuers that were affected by persistent volatility early in the period.

An underweight allocation to the Media sector also contributed to relative performance during the period. The Fund was underweight select issuers within the Media Content and Cable and Satellite subsectors that underperformed due to a combination of recession concerns and idiosyncratic issues. We reduced the Fund’s allocation in the Media Content subsector mainly due to slowing advertisement revenues.

One of the primary detractors of relative performance during the period was the Fund’s underweight allocation to CCC credit. The Fund was underweight CCCs entering 2023 given a more uncertain U.S. macroeconomic picture. However, CCC credits posted strong returns, outperforming higher rated high yield credits by a significant spread amid more favorable inflation data and a positive economic outlook.

Security selection in the Healthcare sector also detracted from relative performance during the period. The Fund was underweight several issuers in the index that outperformed, mainly issuers in lower credit quality tiers that benefited from the improved fundamental and economic landscape.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The ICE BofA U.S. High Yield Constrained Index is a capitalization-weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Lord Abbett Income Fund

For the fiscal year ended November 30, 2023, the Fund returned 3.75%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Credit Bond Index*, which returned 3.38% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

The primary contributor to relative performance was security selection within investment grade corporate bonds, mainly within the Financial, Consumer, Utility and Technology sectors. Within the Financial sector, the portfolio’s bank holdings were focused on institutions with strong deposit franchises, robust credit cultures, and strong management teams.

The Fund’s allocation to high yield corporate bonds also contributed to relative performance. High yield credit spreads compressed meaningfully over the period amid a resilient U.S. economy and, combined with the sector’s greater carry, led to a positive impact on relative performance.

Overall, the Fund’s duration positioning detracted from relative performance. Specifically, an underweight to duration in the last month of the period, when rates rallied significantly across the curve, dragged on relative performance.

The Fund’s modest allocation to commercial mortgage-backed securities also dragged on relative performance as concerns about fundamentals and the effects of higher interest rates continued to weigh on the asset class.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The Bloomberg U.S. Credit Bond Index is the U.S. Credit component of the U.S. Government/Credit Index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

Lord Abbett Inflation Focused Fund

For the fiscal year ended November 30, 2023, the Fund returned 1.91%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. 1-5 Year TIPS Index*, which returned 2.77% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

The Fund maintains an allocation to CPI Swaps designed to protect investors’ purchasing power during periods of rising inflation. While inflation expectations were volatile, they generally ended the period lower, leading to a negative impact on performance.

Over the period, U.S. Treasury yields moved higher across the curve. Therefore, the portfolio’s longer duration positioning detracted from relative performance throughout the period.

The commercial mortgage-backed securities (CMBS) allocation also detracted from relative performance, as concerns about fundamentals combined with the effects of higher interest rates continued to weigh on the asset class.

An allocation to investment grade corporate bonds was the primary contributor to relative performance over the period. Investment grade corporate credit held up relatively well over the period and short-term investment grade corporate bonds significantly outperformed the TIPS index.

The Fund’s allocation to short-term asset-backed securities (ABS) and collateralized loan obligations (CLOs) also led to a positive impact on relative performance as these sectors outperformed, partially due to the segments’ greater carry.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The Bloomberg U.S. 1-5 Year TIPS Index (also known as 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

Lord Abbett Short Duration Core Bond Fund

For the fiscal year ended November 30, 2023, the Fund returned 4.54%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index*, which returned 3.57% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

Security selection within investment grade corporate bonds was the primary contributor to relative performance over the period, particularly within the Financial and Utility sectors. Investment grade corporate credit held up relatively well over the period. Within the Financial sector, we favor large U.S. money center banks and

European national champion banks, while we are more cautious on smaller regional banks. The bank debt the portfolio holds is focused on institutions that have strong deposit franchises with robust credit cultures and strong management teams.

The Fund’s allocation to short-term asset-backed securities (ABS) and collateralized loan obligations (CLOs) also led to a positive impact on relative performance as these sectors outperformed short-term corporate bonds, partially due to the segments’ greater carry.

A modest allocation to commercial mortgage-backed securities (CMBS) detracted from relative performance, as concerns about fundamentals and the effects of higher interest rates continued to weigh on the asset class.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*  The Bloomberg 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. government Treasury and agency securities, corporate bonds, and Yankee bonds.

Lord Abbett Short Duration Income Fund

For the fiscal year ended November 30, 2023, the Fund returned 4.02%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index*, which returned 4.62% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

Consistent with the Fund’s strategy, the Fund continues to maintain exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in its benchmark. This provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

Over the period, the 2-year U.S. Treasury yield moved higher and the curve steepened with longer-term yields rising most. Therefore, the portfolio’s modest flattener positioning, specifically a slight overweight to intermediate maturities, detracted from relative performance throughout the period.

The commercial mortgage-backed securities (CMBS) allocation also detracted from relative performance, as concerns about fundamentals and the effects of higher interest rates continued to weigh on the asset class.

Security selection within investment grade corporate bonds was the primary contributor to relative performance over the period, particularly within the Financial and Utility sectors. Within the Financial sector, we favor large U.S. money center banks and European national champion banks, while we are more cautious on smaller regional banks. The bank debt the portfolio holds is focused on institutions that have strong deposit franchises with robust credit cultures and strong management teams.

The Fund’s allocation to short-term asset-backed securities (ABS) and collateralized loan obligations (CLOs) also led to a positive impact on relative performance as these sectors outperformed short-term corporate bonds, partially due to the segments’ greater carry.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The ICE BofA 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

Lord Abbett Total Return Fund

For the fiscal year ended November 30, 2023, the Fund returned 1.96%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index*, which returned 1.18%.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming

China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

The primary contributor to relative performance was security selection within investment grade corporate bonds. In particular, selection within the Utility, Financial and Energy sectors were positive contributors. Within the Financial sector, the portfolio’s bank holdings were focused on institutions with strong deposit franchises, robust credit cultures, and strong management teams.

The Fund’s allocation to high yield corporate bonds also contributed to relative performance during the period. High yield credit spreads compressed meaningfully over the period amid a resilient U.S. economy which, combined with the sector’s greater carry, led to a positive impact on relative performance.

Security selection within asset-backed securities also led to a positive impact on relative performance, mainly within the Auto Loan and Consumer Loan segments. Within the asset class, we focused on issues that demonstrated robust credit fundamentals, including consistent delinquency and loss trends, robust collateral quality, and strong stress tested structures.

The primary detractor from relative performance was security selection within commercial mortgage-backed securities (CMBS). Commercial real estate fundamentals continue to remain under pressure given rising vacancy rates in certain geographical markets, and select holdings performed poorly over the period. Security selection within agency mortgaged-backed securities also detracted from relative performance during the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lord Abbett Ultra Short Bond Fund

For the fiscal year ended November 30, 2023, the Fund returned 5.55%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA U.S. Treasury Bill Index*, which returned 4.99% over the same period.

Markets had to endure through a number of countervailing forces over the trailing 12 months, leading to periods of volatility and a wide dispersion of returns. On the positive side, market expectations of a soft landing in the U.S. economy were backed by falling inflation data, a tight labor market, a resilient consumer, and optimism regarding the potential impacts of artificial intelligence. While there were concerns corporate earnings could deteriorate, aggregate earnings results were better than expected as cost-cutting measures, strength in services sectors, and supply chain improvements generally benefitted companies.1

Amid these positive trends, investors had concerns about aggressive U.S. Federal Reserve (Fed) monetary policy and fear of a potential policy mistake leading to a recession. Investor sentiment was also negatively impacted by an underwhelming China recovery from the COVID-19 pandemic, geopolitical tensions, and rising energy prices. In addition, markets had to grapple with the ripple effects of the turmoil in the banking sector, which led to regulatory shutdowns and interventions by the Fed, FDIC, and U.S. Treasury.1

While there was significant rate volatility throughout the year, the 2-year Treasury yield1 rose from 4.38% to 4.73% while the 10-year Treasury yield1 rose from 3.68% to 4.37% by the end of the period. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index12 returned 1.2%, while high yield bonds6 outperformed investment grade bonds7 (8.7% vs 3.6%, respectively), partially due to the higher yield and lower duration of the high yield market.

Consistent with the Fund’s design, the Fund maintained exposure to a variety of short maturity, investment grade bond sectors in addition to the U.S. Treasury Bills represented in the benchmark, including short-term investment grade corporate bonds with floating and fixed rate coupons, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and other ultra-short investment grade fixed income securities.

The primary contributor to relative performance was the Fund’s allocation to fixed and floating rate short-term corporate bonds. While short-term rates moved higher over the period, short-term corporate bonds with fixed coupons outperformed given their attractive carry. The allocation to short-term corporate floating-rate notes also contributed as rates rose and their floating coupons adjusted higher.

The Fund’s allocations to ABS and collateralized loan obligations (CLOs) also led to a positive impact to relative returns, as these sectors outperformed Treasury bills, partially given the attractive carry.

The primary detractor from relative performance was the Fund’s duration positioning. As short-term rates rose overall, the Fund’s longer duration led to a negative impact on relative performance. Additionally, the Fund’s allocation to investment grade bank loans also detracted from relative returns, as the sector underperformed the Treasury Bill index.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*  The ICE BofA US Treasury Bill Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

1

Factset.

2

As represented by the Russell 1000® Index as of 11/30/23.

3

As represented by the Russell 2000® Index as of 11/30/23.

4

As represented by the Russell 3000® Growth Index as of 11/30/23.

5

As represented by the Russell 3000® Value Index as of 11/30/23.

6

As represented by the ICE BofA U.S. High Yield Constrained Index as of 11/30/23.

7

As represented by the Bloomberg U.S. Corporate Investment Grade Index as of 11/30/23.

8

As represented by the Credit Suisse Leveraged Loan Total Return Index as of 11/30/2023.

9

As represented by the Credit Suisse Leveraged Loan Total Return BB Index, Credit Suisse Leveraged Loan Total Return B Index, and Credit Suisse Leveraged Loan Total Return CCC/Split CCC Index as of 11/30/2023.

10

JP Morgan.

11

As represented by the ICE BofA U.S. High Yield Constrained BB Index and ICE BofA U.S. High Yield Constrained CCC & Lower Index as of 11/30/2023.

12

As represented by the Bloomberg U.S. Aggregate Bond Index as of 11/30/23.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such waivers and expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. Convertibles Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	–3.22%	8.59%	7.09%	–
Class C4	–2.62%	8.38%	6.65%	–
Class F5	–0.92%	9.19%	7.44%	–
Class F3[6]	–0.77%	9.37%	–	8.69%
Class I5	–0.78%	9.30%	7.55%	–
Class P5	–1.29%	8.81%	7.10%	–
Class R2[5]	–1.45%	8.63%	6.91%	–
Class R3[5]	–1.30%	8.75%	7.02%	–
Class R4[7]	–1.04%	9.03%	–	7.50%
Class R5[7]	–0.86%	9.30%	–	7.76%
Class R6[7]	–0.69%	9.37%	–	7.83%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	–0.72%	0.17%	0.97%	–
Class C4	–0.09%	0.00%	0.58%	–
Class F5	1.62%	0.73%	1.30%	–
Class F3[6]	1.78%	0.90%	–	0.76%
Class I5	1.76%	0.85%	1.41%	–
Class R2[5]	1.11%	0.23%	0.80%	–
Class R3[5]	1.21%	0.33%	0.90%	–
Class R4[7]	1.47%	0.58%	–	0.76%
Class R5[7]	1.72%	0.83%	–	1.01%
Class R6[7]	1.78%	0.88%	–	1.08%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Plus Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	Life of Class
Class A3	0.26%	0.68%	1.42%
Class C4	0.96%	0.47%	1.02%
Class F5	2.61%	1.20%	1.79%
Class F3[6]	2.87%	1.39%	1.32%
Class I5	2.71%	1.31%	1.89%
Class R3[5]	2.28%	0.83%	1.40%
Class R4[5]	2.54%	1.09%	1.66%
Class R5[5]	2.80%	1.35%	1.92%
Class R6[5]	2.87%	1.42%	2.00%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5

Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Corporate Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Corporate Investment Grade Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	Life of Class
Class A3	0.69%	1.16%	0.80%
Class C4	1.41%	0.97%	0.48%
Class F5	3.11%	1.72%	1.29%
Class F3[5]	3.29%	1.88%	1.42%
Class I5	3.21%	1.82%	1.35%
Class R2[5]	2.60%	1.22%	0.75%
Class R3[5]	2.70%	1.32%	0.85%
Class R4[5]	2.95%	1.57%	1.10%
Class R5[5]	3.21%	1.82%	1.35%
Class R6[5]	3.29%	1.88%	1.42%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5

Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	8.51%	2.83%	3.17%	–
Class C4	9.43%	2.69%	2.77%	–
Class F5	11.24%	3.43%	3.52%	–
Class F3[6]	11.28%	3.58%	–	3.54%
Class I5	11.35%	3.54%	3.63%	–
Class R2[5]	10.54%	2.90%	3.00%	–
Class R3[5]	10.80%	3.03%	3.12%	–
Class R4[7]	10.93%	3.26%	–	3.52%
Class R5[7]	11.21%	3.52%	–	3.78%
Class R6[7]	11.28%	3.58%	–	3.84%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC–required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	3.17%	2.18%	3.37%	–
Class C4	3.86%	2.02%	2.96%	–
Class F5	5.77%	2.77%	3.73%	–
Class F3[6]	5.83%	2.96%	–	2.72%
Class I5	5.72%	2.86%	3.83%	–
Class R2[5]	5.09%	2.25%	3.21%	–
Class R3[5]	5.19%	2.35%	3.31%	–
Class R4[7]	5.45%	2.62%	–	3.26%
Class R5[7]	5.89%	2.89%	–	3.53%
Class R6[7]	5.83%	2.96%	–	3.62%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Credit Bond Index, the Bloomberg Baa Corporate Bond Index and the Bloomberg U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	1.22%	1.39%	2.27%	–
Class C4	2.14%	1.15%	1.88%	–
Class F5	3.42%	1.78%	2.57%	–
Class F3[6]	4.03%	2.13%	–	1.80%
Class I5	3.96%	2.05%	2.71%	–
Class R2[5]	2.92%	1.30%	2.04%	–
Class R3[5]	3.02%	1.47%	2.17%	–
Class R4[7]	3.70%	1.80%	–	2.06%
Class R5[7]	3.96%	1.97%	–	2.31%
Class R6[7]	4.04%	2.13%	–	2.40%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg U.S. 1–5 Year TIPS Index, the Consumer Price Index for All Urban Consumers (“CPI-U”) and the ICE BofA 1–3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	–0.40%	2.80%	1.30%	–
Class C4	0.25%	2.60%	0.87%	–
Class F5	2.02%	3.38%	1.63%	–
Class F3[6]	2.17%	3.56%	–	2.91%
Class I5	2.11%	3.47%	1.74%	–
Class R2[5]	1.58%	2.79%	1.10%	–
Class R3[5]	1.70%	2.95%	1.24%	–
Class R4[7]	1.86%	3.21%	–	2.22%
Class R5[7]	2.11%	3.47%	–	2.47%
Class R6[7]	2.17%	3.52%	–	2.57%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended November 30, 2023, is calculated using the SEC required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Short Duration Core Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	Life of Class
Class A3	2.18%	1.12%	1.11%
Class C4	2.99%	0.91%	0.76%
Class F5	4.75%	1.68%	1.56%
Class F3[5]	4.84%	1.85%	1.73%
Class I5	4.86%	1.80%	1.66%
Class R3[5]	4.22%	1.26%	1.15%
Class R4[5]	4.59%	1.54%	1.41%
Class R5[5]	4.85%	1.79%	1.66%
Class R6[5]	4.84%	1.84%	1.73%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5

Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA 1–3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	1.64%	1.21%	1.53%	–
Class C4	2.39%	1.01%	1.12%	–
Class F5	4.40%	1.79%	1.88%	–
Class F3[6]	4.31%	1.96%	–	1.90%
Class I5	4.50%	1.89%	1.98%	–
Class R2[5]	3.61%	1.29%	1.35%	–
Class R3[5]	3.71%	1.39%	1.46%	–
Class R4[7]	4.24%	1.65%	–	1.71%
Class R5[7]	4.23%	1.89%	–	1.93%
Class R6[7]	4.58%	1.96%	–	2.03%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	10 Years	Life of Class
Class A3	–0.32%	0.22%	1.17%	–
Class C4	0.36%	0.06%	0.77%	–
Class F5	2.06%	0.78%	1.50%	–
Class F3[6]	2.14%	0.96%	–	0.85%
Class I5	2.21%	0.93%	1.63%	–
Class P5	1.70%	0.42%	1.16%	–
Class R2[5]	1.55%	0.28%	1.00%	–
Class R3[5]	1.65%	0.38%	1.11%	–
Class R4[7]	1.90%	0.63%	–	0.94%
Class R5[7]	2.16%	0.88%	–	1.17%
Class R6[7]	2.26%	0.98%	–	1.29%

1

Reflects the deduction of the maximum initial sales charge of 2.25%.

2

Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return.

4

The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5

Performance is at net asset value.

6

Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7

Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Ultra Short Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA U.S. Treasury Bill Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2023
	1 Year	5 Years	Life of Class
Class A2	5.55%	1.78%	1.71%
Class A1[3]	3.96%	–	1.16%
Class F2	5.60%	1.81%	1.76%
Class F3[4]	5.76%	1.96%	1.93%
Class I2	5.71%	1.93%	1.87%
Class R5[2]	5.82%	1.94%	1.89%
Class R6[2]	5.87%	1.98%	1.93%

1

Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2

Commenced operations on October 12, 2016 and performance for the Class began on October 17, 2016. Performance is at net asset value.

3

Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of

1.50% applicable to Class A1 shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2023, is calculated using the SEC-required uniform method to compute such return. Commenced operations and performance for the Class began on July 31, 2019.

4    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (these charges vary among the share classes), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2023 through November 30, 2023).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/23 – 11/30/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,014.70	$5.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class C
Actual	$1,000.00	$1,011.60	$8.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.50	$8.64
Class F
Actual	$1,000.00	$1,015.20	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.01
Class F3
Actual	$1,000.00	$1,016.40	$4.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.10
Class I
Actual	$1,000.00	$1,016.50	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.51
Class P
Actual	$1,000.00	$1,014.00	$6.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.78
Class R2
Actual	$1,000.00	$1,012.40	$7.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.54
Class R3
Actual	$1,000.00	$1,013.30	$7.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$7.03
Class R4
Actual	$1,000.00	$1,014.60	$5.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.35	$5.77
Class R5
Actual	$1,000.00	$1,015.70	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.51
Class R6
Actual	$1,000.00	$1,016.40	$4.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.10

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.09% for Class A, 1.71% for Class C, 0.99% for Class F, 0.81% for Class F3, 0.89% for Class I, 1.34% for Class P, 1.49% for Class R2, 1.39% for Class R3, 1.14% for Class R4, 0.89% for Class R5 and 0.81% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Basic Materials	0.30%
Communications	26.92%
Consumer Cyclical	11.90%
Consumer Non-cyclical	8.66%
Energy	5.18%
Financial	6.15%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Industrial	3.79%
Technology	34.33%
Utilities	1.77%
Repurchase Agreements	1.00%
Total	100.00%

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$996.50	$2.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.26	$2.84
Class C
Actual	$1,000.00	$993.30	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class F
Actual	$1,000.00	$997.00	$2.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.76	$2.33
Class F3
Actual	$1,000.00	$997.80	$1.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.61	$1.47
Class I
Actual	$1,000.00	$996.60	$1.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.46	$1.62
Class R2
Actual	$1,000.00	$994.50	$4.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class R3
Actual	$1,000.00	$995.00	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class R4
Actual	$1,000.00	$996.30	$3.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class R5
Actual	$1,000.00	$997.50	$1.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83
Class R6
Actual	$1,000.00	$996.80	$1.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.61	$1.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.56% for Class A, 1.18% for Class C, 0.46% for Class F, 0.29% for Class F3, 0.32% for Class I, 0.96% for Class R2, 0.86% for Class R3, 0.61% for Class R4, 0.36% for Class R5 and 0.29% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	14.82%
Basic Materials	0.23%
Communications	2.90%
Consumer Cyclical	1.21%
Consumer Non-cyclical	4.47%
Energy	2.62%
Financial	12.82%
Foreign Government	1.71%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector	%**
Industrial	1.57%
Mortgage-Backed Securities	6.72%
Municipal	0.09%
Technology	0.92%
Utilities	4.86%
U.S. Government	42.98%
Repurchase Agreements	2.08%
Total	100.00%

Core Plus Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,006.80	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$1,002.80	$6.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.73
Class F
Actual	$1,000.00	$1,006.50	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,008.30	$1.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98
Class I
Actual	$1,000.00	$1,007.00	$2.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R3
Actual	$1,000.00	$1,004.50	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,005.80	$3.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,007.10	$2.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class R6
Actual	$1,000.00	$1,007.50	$1.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.33% for Class C, 0.58% for Class F, 0.39% for Class F3, 0.48% for Class I, 0.98% for Class R3, 0.73% for Class R4, 0.47% for Class R5 and 0.39% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	13.85%
Basic Materials	1.78%
Communications	3.60%
Consumer Cyclical	4.00%
Consumer Non-cyclical	5.55%
Diversified	0.13%
Energy	7.76%
Financial	19.17%
Foreign Government	1.16%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Industrial	4.50%
Mortgage-Backed Securities	7.20%
Municipal	0.37%
Technology	2.16%
U.S. Government	22.53%
Utilities	5.77%
Repurchase Agreements	0.47%
Total	100.00%

Corporate Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,008.80	$3.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$1,005.70	$6.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.48
Class F
Actual	$1,000.00	$1,009.30	$2.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,010.30	$1.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class I
Actual	$1,000.00	$1,009.80	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R2
Actual	$1,000.00	$1,006.80	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$1,007.30	$4.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,008.50	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,008.60	$2.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$1,010.30	$1.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.28% for Class C, 0.58% for Class F, 0.38% for Class F3, 0.48% for Class I, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Basic Materials	0.97%
Communications	6.04%
Consumer Cyclical	3.67%
Consumer Non-cyclical	10.35%
Energy	12.68%
Financial	35.00%
Industrial	4.89%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Municipal	1.03%
Technology	6.31%
U.S. Government	1.55%
Utilities	14.95%
Repurchase Agreements	2.56%
Total	100.00%

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,068.60	$4.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$3.95
Class C
Actual	$1,000.00	$1,065.20	$7.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.00	$7.13
Class F
Actual	$1,000.00	$1,069.10	$3.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class F3
Actual	$1,000.00	$1,068.60	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class I
Actual	$1,000.00	$1,069.60	$3.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class R2
Actual	$1,000.00	$1,066.40	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.15	$5.97
Class R3
Actual	$1,000.00	$1,067.00	$5.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R4
Actual	$1,000.00	$1,068.30	$4.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.20
Class R5
Actual	$1,000.00	$1,068.30	$3.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class R6
Actual	$1,000.00	$1,069.90	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.78% for Class A, 1.41% for Class C, 0.68% for Class F, 0.53% for Class F3, 0.58% for Class I, 1.18% for Class R2, 1.08% for Class R3, 0.83% for Class R4, 0.58% for Class R5 and 0.53% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	0.20%
Basic Materials	2.80%
Communications	8.88%
Consumer Cyclical	16.03%
Consumer Non-cyclical	14.41%
Energy	3.68%
Financial	11.06%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.
Sector*	%**
Industrial	15.80%
Technology	14.92%
Utilities	1.62%
Repurchase Agreements	9.91%
Money Market Funds(a)	0.62%
Time Deposits(a)	0.07%
Total	100.00%

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,041.40	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.46	$4.66
Class C
Actual	$1,000.00	$1,038.20	$7.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.74
Class F
Actual	$1,000.00	$1,043.60	$4.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class F3
Actual	$1,000.00	$1,042.90	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class I
Actual	$1,000.00	$1,042.40	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class R2
Actual	$1,000.00	$1,039.20	$6.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.68
Class R3
Actual	$1,000.00	$1,039.80	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R4
Actual	$1,000.00	$1,041.10	$4.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$4.91
Class R5
Actual	$1,000.00	$1,042.40	$3.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class R6
Actual	$1,000.00	$1,042.90	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.92% for Class A, 1.53% for Class C, 0.82% for Class F, 0.61% for Class F3, 0.72% for Class I, 1.32% for Class R2, 1.22% for Class R3, 0.97% for Class R4, 0.72% for Class R5 and 0.61% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Basic Materials	7.55%
Communications	10.13%
Consumer Cyclical	20.58%
Consumer Non-cyclical	11.35%
Diversified	0.41%
Energy	17.55%
Financial	8.75%
Foreign Government	0.14%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Amount is less than 0.01%.
(b)	Securities were purchased with the cash collateral from loaned securities.
Sector*	%**
Industrial	13.41%
Mortgage-Backed Securities	0.00	%(a)
Technology	5.02%
Utilities	4.52%
Repurchase Agreements	0.38%
Money Market Funds(b)	0.19%
Time Deposits(b)	0.02%
Total	100.00%

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,009.30	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class C
Actual	$1,000.00	$1,006.30	$6.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.73
Class F
Actual	$1,000.00	$1,005.60	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class F3
Actual	$1,000.00	$1,010.60	$2.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28
Class I
Actual	$1,000.00	$1,010.30	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class R2
Actual	$1,000.00	$1,007.40	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R3
Actual	$1,000.00	$1,003.60	$5.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.95	$5.17
Class R4
Actual	$1,000.00	$1,009.00	$3.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class R5
Actual	$1,000.00	$1,010.30	$2.62
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.46	$2.64
Class R6
Actual	$1,000.00	$1,010.60	$2.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.81	$2.28

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.72% for Class A, 1.33% for Class C, 0.62% for Class F, 0.45% for Class F3, 0.51% for Class I, 1.12% for Class R2, 1.02% for Class R3, 0.77% for Class R4, 0.52% for Class R5 and 0.45% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	3.88%
Basic Materials	1.61%
Communications	5.38%
Consumer Cyclical	3.26%
Consumer Non-cyclical	13.33%
Energy	15.30%
Financial	22.72%
Industrial	5.33%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Mortgage-Backed Securities	0.30%
Municipal	0.88%
Technology	4.64%
U.S. Government	9.04%
Utilities	11.94%
Repurchase Agreements	2.39%
Total	100.00%

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,008.50	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$1,006.10	$6.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.83
Class F
Actual	$1,000.00	$1,009.00	$3.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class F3
Actual	$1,000.00	$1,009.70	$2.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38
Class I
Actual	$1,000.00	$1,010.40	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R2
Actual	$1,000.00	$1,007.30	$5.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.60	$5.52
Class R3
Actual	$1,000.00	$1,007.90	$5.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class R4
Actual	$1,000.00	$1,009.10	$3.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class R5
Actual	$1,000.00	$1,010.40	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R6
Actual	$1,000.00	$1,009.60	$2.37
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.38

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.70% for Class A, 1.35% for Class C, 0.60% for Class F, 0.47% for Class F3, 0.50% for Class I, 1.09% for Class R2, 1.00% for Class R3, 0.75% for Class R4, 0.50% for Class R5 and 0.47% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	26.45%
Basic Materials	2.07%
Communications	0.87%
Consumer Cyclical	4.06%
Consumer Non-cyclical	5.48%
Energy	8.52%
Financial	39.70%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Industrial	1.17%
Mortgage-Backed Securities	4.09%
Technology	0.20%
U.S. Government	0.70%
Utilities	5.56%
Repurchase Agreements	1.13%
Total	100.00%

Short Duration Core Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,022.70	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class C
Actual	$1,000.00	$1,019.50	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.23
Class F
Actual	$1,000.00	$1,023.10	$2.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class F3
Actual	$1,000.00	$1,023.10	$1.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.56	$1.52
Class I
Actual	$1,000.00	$1,023.70	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R3
Actual	$1,000.00	$1,020.00	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class R4
Actual	$1,000.00	$1,022.40	$3.30
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class R5
Actual	$1,000.00	$1,023.70	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R6
Actual	$1,000.00	$1,023.10	$1.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.56	$1.52

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.23% for Class C, 0.50% for Class F, 0.30% for Class F3, 0.40% for Class I, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.30% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	21.33%
Basic Materials	1.47%
Communications	2.30%
Consumer Cyclical	4.12%
Consumer Non-cyclical	4.69%
Energy	5.71%
Financial	38.73%
Foreign Government	0.90%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Industrial	3.17%
Mortgage-Backed Securities	2.88%
Technology	2.43%
U.S. Government	2.83%
Utilities	8.15%
Repurchase Agreements	1.29%
Total	100.00%

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,018.40	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class C
Actual	$1,000.00	$1,015.30	$6.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	$6.07
Class F
Actual	$1,000.00	$1,018.90	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class F3
Actual	$1,000.00	$1,019.80	$1.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.51	$1.57
Class I
Actual	$1,000.00	$1,022.10	$1.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98
Class R2
Actual	$1,000.00	$1,016.40	$5.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.01
Class R3
Actual	$1,000.00	$1,016.90	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.51
Class R4
Actual	$1,000.00	$1,020.80	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.86	$3.24
Class R5
Actual	$1,000.00	$1,019.40	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98
Class R6
Actual	$1,000.00	$1,022.50	$1.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.51	$1.57

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.59% for Class A, 1.20% for Class C, 0.49% for Class F, 0.31% for Class F3, 0.39% for Class I, 0.99% for Class R2, 0.89% for Class R3, 0.64% for Class R4, 0.39% for Class R5 and 0.31% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	25.47%
Basic Materials	2.16%
Communications	2.65%
Consumer Cyclical	4.25%
Consumer Non-cyclical	5.90%
Energy	5.59%
Financial	31.48%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Industrial	1.31%
Mortgage-Backed Securities	9.36%
Technology	1.12%
U.S. Government	4.74%
Utilities	4.84%
Repurchase Agreements	1.13%
Total	100.00%

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$999.20	$3.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.86	$3.24
Class C
Actual	$1,000.00	$995.00	$6.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$999.70	$2.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.36	$2.74
Class F3
Actual	$1,000.00	$999.50	$1.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class I
Actual	$1,000.00	$1,000.40	$2.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class P
Actual	$1,000.00	$996.80	$4.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class R2
Actual	$1,000.00	$997.20	$5.21
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$5.27
Class R3
Actual	$1,000.00	$997.70	$4.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class R4
Actual	$1,000.00	$998.90	$3.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class R5
Actual	$1,000.00	$999.00	$2.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class R6
Actual	$1,000.00	$1,000.60	$1.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.64% for Class A, 1.25% for Class C, 0.54% for Class F, 0.35% for Class F3, 0.40% for Class I, 0.91% for Class P, 1.04% for Class R2, 0.94% for Class R3, 0.69% for Class R4, 0.44% for Class R5 and 0.35% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	13.71%
Basic Materials	1.32%
Communications	3.01%
Consumer Cyclical	2.33%
Consumer Non-cyclical	5.12%
Energy	6.16%
Financial	16.57%
Foreign Government	1.42%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Industrial	2.60%
Mortgage-Backed Securities	6.72%
Municipal	0.12%
Technology	1.27%
U.S. Government	33.99%
Utilities	4.29%
Repurchase Agreements	1.37%
Total	100.00%

Ultra Short Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/23	11/30/23	6/1/23 – 11/30/23
Class A
Actual	$1,000.00	$1,028.60	$2.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$2.18
Class A1
Actual	$1,000.00	$1,028.10	$2.69
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.41	$2.69
Class F
Actual	$1,000.00	$1,028.80	$1.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.21	$1.88
Class F3
Actual	$1,000.00	$1,029.60	$1.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.92	$1.17
Class I
Actual	$1,000.00	$1,029.40	$1.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.66	$1.42
Class R5
Actual	$1,000.00	$1,030.40	$1.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.66	$1.42
Class R6
Actual	$1,000.00	$1,030.60	$1.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.92	$1.17

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.43% for Class A, 0.53% for Class A1, 0.37% for Class F, 0.23% for Class F3, 0.28% for Class I, 0.28% for Class R5 and 0.23% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2023

Sector*	%**
Asset-Backed Securities	22.95%
Basic Materials	1.29%
Communications	2.99%
Consumer Cyclical	4.17%
Consumer Non-cyclical	6.33%
Energy	2.28%
Financial	47.26%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
Sector*	%**
Foreign Government	0.17%
Industrial	1.34%
Mortgage-Backed Securities	2.42%
Technology	1.03%
U.S. Government	4.73%
Utilities	2.76%
Repurchase Agreements	0.28%
Total	100.00%

Schedule of Investments

CONVERTIBLE FUND November 30, 2023

Investments			Shares		Fair Value
LONG-TERM INVESTMENTS 98.10%

COMMON STOCKS 3.97%

Broadline Retail 0.72%
MercadoLibre, Inc. (Uruguay)*(a)				$2,588	$4,193,751

Entertainment 0.57%
Spotify Technology SA (Sweden)*(a)				17,955	3,323,650

Health Care Equipment & Supplies 0.79%
Boston Scientific Corp.*				81,999	4,582,924

Hotels, Restaurants & Leisure 0.60%
DraftKings, Inc. Class A*				91,795	3,510,241

Information Technology Services 0.52%
Shopify, Inc. Class A (Canada)*(a)				41,581	3,027,928

Pharmaceuticals 0.77%
Canopy Growth Corp. (Canada)*(a)				8,077,169	4,523,215
Total Common Stocks (cost $22,839,221)					23,161,709

	Interest Rate	Maturity Date	Principal Amount

CONVERTIBLE BONDS 88.97%

Aerospace/Defense 2.06%
Safran SA(b)	Zero Coupon	4/1/2028	EUR	4,248,000	8,671,871
Spirit AeroSystems, Inc.†	3.25%	11/1/2028		$2,891,000	3,388,252
Total					12,060,123

Auto Manufacturers 0.71%
Rivian Automotive, Inc.†	4.625%	3/15/2029		3,760,000	4,152,920

Biotechnology 3.53%
Cytokinetics, Inc.	3.50%	7/1/2027		4,125,000	3,795,000
Guardant Health, Inc.	Zero Coupon	11/15/2027		15,960,000	10,862,376
Insmed, Inc.	0.75%	6/1/2028		6,060,000	5,972,130
Total					20,629,506

Chemicals 0.30%
Danimer Scientific, Inc.†	3.25%	12/15/2026		7,405,000	1,748,118

See Notes to Financial Statements.	65

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Computers 6.49%
CyberArk Software Ltd. (Israel)(a)	Zero Coupon	11/15/2024	$7,400,000	$9,709,710
Lumentum Holdings, Inc.	0.25%	3/15/2024	8,800,000	8,690,000
Seagate HDD Cayman (Cayman Islands)†(a)	3.50%	6/1/2028	10,367,000	11,797,646
Western Digital Corp.†	3.00%	11/15/2028	6,740,000	7,727,410
Total				37,924,766

Electric 2.65%
CenterPoint Energy, Inc.†	4.25%	8/15/2026	5,235,000	5,218,276
CMS Energy Corp.†	3.375%	5/1/2028	5,100,000	4,985,250
Duke Energy Corp.†	4.125%	4/15/2026	5,325,000	5,263,763
Total				15,467,289

Electronics 0.79%
Advanced Energy Industries, Inc.†	2.50%	9/15/2028	4,643,000	4,593,784

Energy-Alternate Sources 0.71%
Enphase Energy, Inc.	Zero Coupon	3/1/2028	5,190,000	4,174,836

Engineering & Construction 1.44%
Fluor Corp.†	1.125%	8/15/2029	7,915,000	8,411,666

Entertainment 2.52%
DraftKings Holdings, Inc.	Zero Coupon	3/15/2028	4,320,000	3,510,000
Live Nation Entertainment, Inc.	2.00%	2/15/2025	10,955,000	11,215,729
Total				14,725,729

Environmental Control 1.13%
Tetra Tech, Inc.†	2.25%	8/15/2028	6,460,000	6,585,324

Health Care-Products 2.38%
Glaukos Corp.	2.75%	6/15/2027	3,024,000	3,935,131
Natera, Inc.	2.25%	5/1/2027	3,160,000	4,919,725
TransMedics Group, Inc.†	1.50%	6/1/2028	4,660,000	5,035,596
Total				13,890,452

Internet 28.11%
Airbnb, Inc.	Zero Coupon	3/15/2026	6,675,000	5,920,427
Booking Holdings, Inc.	0.75%	5/1/2025	4,330,000	7,307,091
Expedia Group, Inc.	Zero Coupon	2/15/2026	6,405,000	5,873,385
Farfetch Ltd. (United Kingdom)(a)	3.75%	5/1/2027	3,630,000	1,355,592
MakeMyTrip Ltd. (India)(a)	Zero Coupon	2/15/2028	3,030,000	3,678,420
Okta, Inc.	0.125%	9/1/2025	30,320,000	27,363,800

66	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Internet (continued)
Palo Alto Networks, Inc.	0.375%	6/1/2025		$7,355,000	$21,859,060
PDD Holdings, Inc. (Ireland)(a)	Zero Coupon	12/1/2025		9,000,000	9,202,950
Sea Ltd. (Singapore)(a)	0.25%	9/15/2026		12,874,000	10,421,503
Shopify, Inc. (Canada)(a)	0.125%	11/1/2025		29,280,000	27,215,760
Spotify USA, Inc.	Zero Coupon	3/15/2026		3,250,000	2,847,731
Uber Technologies, Inc.	Zero Coupon	12/15/2025		18,995,000	18,601,389
Uber Technologies, Inc.†	0.875%	12/1/2028		5,815,000	6,041,632
Wayfair, Inc.	1.00%	8/15/2026		4,275,000	3,633,750
Wayfair, Inc.	3.25%	9/15/2027		4,050,000	4,698,000
Zillow Group, Inc.	2.75%	5/15/2025		8,265,000	8,203,012
Total					164,223,502

Leisure Time 1.85%
Royal Caribbean Cruises Ltd.	6.00%	8/15/2025		4,815,000	10,804,860

Oil & Gas 2.74%
EQT Corp.	1.75%	5/1/2026		1,940,000	5,326,160
Pioneer Natural Resources Co.	0.25%	5/15/2025		2,665,000	6,589,213
Transocean, Inc.	4.625%	9/30/2029		1,965,000	4,068,729
Total					15,984,102

Pharmaceuticals 2.62%
Dexcom, Inc.†	0.375%	5/15/2028		11,339,000	11,191,593
Neurocrine Biosciences, Inc.	2.25%	5/15/2024		2,690,000	4,143,945
Total					15,335,538

REITS 1.47%
HAT Holdings I LLC/HAT Holdings II LLC†	Zero Coupon	5/1/2025		8,753,000	8,611,201

Retail 3.32%
ANLLIAN Capital Ltd.(b)	Zero Coupon	2/5/2025	EUR	7,800,000	8,653,743
Cheesecake Factory, Inc.	0.375%	6/15/2026		$6,180,000	5,256,708
Freshpet, Inc.†	3.00%	4/1/2028		4,400,000	5,503,300
Total					19,413,751

Semiconductors 1.91%
ON Semiconductor Corp.†	0.50%	3/1/2029		7,850,000	7,563,475
Wolfspeed, Inc.	1.75%	5/1/2026		3,414,000	3,571,044
Total					11,134,519

See Notes to Financial Statements.	67

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Software 20.47%
Akamai Technologies, Inc.	0.125%	5/1/2025	$10,217,000	$12,816,205
Alteryx, Inc.	1.00%	8/1/2026	29,230,000	25,649,325
Bentley Systems, Inc.	0.125%	1/15/2026	8,215,000	8,143,529
Datadog, Inc.	0.125%	6/15/2025	8,090,000	11,026,670
DocuSign, Inc.	Zero Coupon	1/15/2024	26,235,000	26,130,010
Five9, Inc.	0.50%	6/1/2025	10,705,000	10,255,390
Guidewire Software, Inc.	1.25%	3/15/2025	5,575,000	5,951,313
HubSpot, Inc.	0.375%	6/1/2025	3,200,000	5,723,200
MongoDB, Inc.	0.25%	1/15/2026	6,875,000	13,861,719
Total				119,557,361

Transportation 1.77%
CryoPort, Inc.†	0.75%	12/1/2026	13,180,000	10,313,350
Total Convertible Bonds (cost $506,406,864)				519,742,697

	Dividend Rate		Shares

CONVERTIBLE PREFERRED STOCKS 5.16%

Commercial Banks 2.70%
Bank of America Corp.	7.25%		14,010	15,768,255

Financial Services 1.91%
Apollo Global Management, Inc.	6.75%		202,000	11,194,840

Machinery 0.55%
Chart Industries, Inc.	6.75%		58,604	3,205,053
Total Convertible Preferred Stocks (cost $32,189,225)				30,168,148
Total Long-Term Investments (cost $561,435,310)				573,072,554

			Principal Amount

SHORT-TERM INVESTMENTS 1.00%

Repurchase Agreements 1.00%
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $6,467,400 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $5,930,303; proceeds: $5,814,403 (cost $5,813,951)			$5,813,951	5,813,951

Total Investments in Securities 99.10% (cost $567,249,261)				578,886,505
Other Assets and Liabilities – Net(c) 0.90%				5,261,898
Net Assets 100.00%				$584,148,403

68	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2023

EUR	Euro.
REITS	Real Estate Investment Trusts.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $118,132,556, which represents 20.22% of net assets.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Sell	Toronto Dominion Bank	12/13/2023	3,529,000	$3,844,360	$3,842,734	$1,626

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	2/9/2024	6,263,000	$ 4,570,232	$ 4,620,478	$(50,246)
Euro	Sell	Toronto Dominion Bank	12/13/2023	12,426,000	13,412,314	13,530,694	(118,380)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(168,626)

See Notes to Financial Statements.	69

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$23,161,709	$–	$–	$23,161,709
Convertible Bonds	–	519,742,697	–	519,742,697
Convertible Preferred Stocks	–	30,168,148	–	30,168,148
Short-Term Investments
Repurchase Agreements	–	5,813,951	–	5,813,951
Total	$23,161,709	$555,724,796	$–	$578,886,505

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$1,626	$–	$1,626
Liabilities	–	(168,626)	–	(168,626)
Total	$–	$(167,000)	$–	$(167,000)

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

70	See Notes to Financial Statements.

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 116.58%

ASSET-BACKED SECURITIES 18.08%

Automobiles 5.53%
Ally Auto Receivables Trust Series 2023-1 Class A3	5.46%	5/15/2028	$7,970,000	$7,981,053
AmeriCredit Automobile Receivables Trust Series 2022-2 Class A2A	4.20%	12/18/2025	3,429,948	3,416,293
BMW Vehicle Lease Trust Series 2023-2 Class A3	5.99%	9/25/2026	14,790,000	14,910,716
Capital One Prime Auto Receivables Trust Series 2022-1 Class A2	2.71%	6/16/2025	3,326,300	3,311,198
Capital One Prime Auto Receivables Trust Series 2023-2 Class A3	5.82%	6/15/2028	9,510,000	9,634,662
CarMax Auto Owner Trust Series 2022-2 Class A2A	2.81%	5/15/2025	543,651	543,024
Citizens Auto Receivables Trust Series 2023-2 Class A3†	5.83%	2/15/2028	15,720,000	15,816,725
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A2†	0.56%	12/11/2034	1,463,962	1,451,127
Exeter Automobile Receivables Trust Series 2023-3A Class A2	6.11%	9/15/2025	12,351,550	12,353,973
Exeter Automobile Receivables Trust Series 2023-3A Class D	6.68%	4/16/2029	7,080,000	7,005,940
Flagship Credit Auto Trust Series 2022-3 Class A3†	4.55%	4/15/2027	11,505,000	11,377,612
Flagship Credit Auto Trust Series 2023-1 Class A3†	5.01%	8/16/2027	6,510,000	6,445,852
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	15,365,000	14,931,561
GLS Auto Receivables Issuer Trust Series 2023-1A Class A2†	5.98%	8/17/2026	6,060,048	6,056,881
GM Financial Automobile Leasing Trust Series 2023-2 Class B	5.54%	5/20/2027	7,300,000	7,252,112
Mercedes-Benz Auto Receivables Trust Series 2023-2 Class A3	5.95%	11/15/2028	12,535,000	12,798,924
Santander Consumer Auto Receivables Trust Series 2020-BA Class F†	7.03%	8/15/2028	5,049,000	5,026,103
Santander Drive Auto Receivables Trust 2023-2 Class C	5.47%	12/16/2030	8,825,000	8,674,460
Santander Drive Auto Receivables Trust Series 2022-5 Class B	4.43%	3/15/2027	7,854,000	7,729,461
Santander Drive Auto Receivables Trust Series 2022-6 Class B	4.72%	6/15/2027	13,900,000	13,670,838

See Notes to Financial Statements.	71

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Westlake Automobile Receivables Trust Series 2020-3A Class E†	3.34%		6/15/2026	$3,980,000	$3,887,741
Westlake Automobile Receivables Trust Series 2023-1A Class A3†	5.21%		1/18/2028	8,235,000	8,185,918
Total					182,462,174

Credit Card 3.12%
American Express Credit Account Master Trust Series 2022-3 Class A	3.75%		8/15/2027	18,005,000	17,572,781
American Express Credit Account Master Trust Series 2023-4 Class A	5.15%		9/15/2030	22,875,000	23,099,349
Capital One Multi-Asset Execution Trust Series 2005-B3 Class B3	6.206% (3 mo. USD Term SOFR + 0.81%	)#	5/15/2028	7,818,000	7,769,265
Capital One Multi-Asset Execution Trust Series 2022-A2 Class A	3.49%		5/15/2027	35,185,000	34,245,191
Continental Finance Credit Card ABS Master Trust Series 2020-1A Class A†	2.24%		12/15/2028	8,470,000	8,312,703
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54%		7/15/2029	11,625,000	11,692,567
Total					102,691,856

Other 9.37%
ACRES Commercial Realty Ltd. Series 2021-FL2 Class A†	6.844% (1 mo. USD Term SOFR + 1.51%	)#	1/15/2037	8,035,000	7,928,607
Affirm Asset Securitization Trust Series 2022-A Class A†	4.30%		5/17/2027	9,545,000	9,363,834
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	9,415,000	9,401,892
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	4,490,000	4,523,770
Apidos CLO XII Series 2013-12A Class BR†	7.056% (3 mo. USD Term SOFR + 1.66%	)#	4/15/2031	4,490,000	4,424,632
Apidos CLO XXIV Series 2016-24A Class A1AL†	6.627% (3 mo. USD Term SOFR + 1.21%	)#	10/20/2030	5,970,000	5,951,265
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2 Class A†	6.537% (1 mo. USD Term SOFR + 1.21%	)#	5/15/2036	7,130,000	7,049,609
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4 Class A†	6.787% (1 mo. USD Term SOFR + 1.46%	)#	11/15/2036	6,181,500	6,086,033
ARES XL CLO Ltd. Series 2016-40A Class A1RR†	6.526% (3 mo. USD Term SOFR + 1.13%	)#	1/15/2029	1,464,730	1,461,419

72	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Avant Loans Funding Trust Series 2022-REV1 Class A†	6.54%		9/15/2031	$9,855,000	$9,830,696
Bain Capital Credit CLO Ltd. Series 2019-2A Class AR†	6.764% (3 mo. USD Term SOFR + 1.36%	)#	10/17/2032	4,800,000	4,776,000
Ballyrock CLO Ltd. Series 2023-23A Class A1†	7.358% (3 mo. USD Term SOFR + 1.98%	)#	4/25/2036	1,750,000	1,755,619
Barings CLO Ltd. Series 2019-3A Class A1R†	6.747% (3 mo. USD Term SOFR + 1.33%	)#	4/20/2031	2,220,000	2,216,781
Barings CLO Ltd. Series 2020-4A Class B†	7.227% (3 mo. USD Term SOFR + 1.81%	)#	1/20/2032	4,560,000	4,499,399
BlueMountain CLO XXXI Ltd. Series 2021-31A Class A1†	6.808% (3 mo. USD Term SOFR + 1.41%	)#	4/19/2034	4,980,000	4,924,167
Carlyle Global Market Strategies CLO Ltd. Series 2012-3A Class A1A2†	6.836% (3 mo. USD Term SOFR + 1.44%	)#	1/14/2032	3,549,386	3,548,498
Carlyle Global Market Strategies CLO Ltd. Series 2014-2R Class A1†	6.691% (3 mo. USD Term SOFR + 1.31%	)#	5/15/2031	4,183,298	4,175,493
Carlyle Global Market Strategies CLO Ltd. Series 2014-5A Class A1RR†	6.796% (3 mo. USD Term SOFR + 1.40%	)#	7/15/2031	7,943,311	7,932,985
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class AR3†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2031	3,048,445	3,041,586
CIFC Funding III Ltd. Series 2014-3A Class A1R2†	6.874% (3 mo. USD Term SOFR + 1.46%	)#	10/22/2031	3,800,000	3,804,566
Dell Equipment Finance Trust Series 2023-2 Class A2†	5.84%		1/22/2029	8,315,000	8,313,063
Dryden 113 CLO Ltd. Series 2022-113A Class BR†	7.666% (3 mo. USD Term SOFR + 2.25%	)#	10/20/2035	6,130,000	6,144,728
Dryden 61 CLO Ltd. Series 2018-61A Class A1R†	6.654% (3 mo. USD Term SOFR + 1.25%	)#	1/17/2032	3,710,000	3,694,552
Eaton Vance CLO Ltd. Series 2013-1A Class A13R†	6.906% (3 mo. USD Term SOFR + 1.51%	)#	1/15/2034	4,198,000	4,190,654
Elmwood CLO Ltd. Series 2023-3A Class B†(a)	–(b)		12/11/2033	6,310,000	6,310,000
Elmwood CLO VIII Ltd. Series 2021-1A Class A1†	6.917% (3 mo. USD Term SOFR + 1.50%	)#	1/20/2034	3,240,000	3,237,891

See Notes to Financial Statements.	73

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Galaxy XXI CLO Ltd. Series 2015-21A Class AR†	6.697% (3 mo. USD Term SOFR + 1.28%	)#	4/20/2031	$451,506	$449,737
HPEFS Equipment Trust Series 2023-2A Class A2†	6.04%		1/21/2031	10,995,000	11,026,551
KKR CLO Ltd. Series 29A Class A†	6.856% (3 mo. USD Term SOFR + 1.46%	)#	1/15/2032	2,700,000	2,696,293
Lending Funding Trust Series 2020-2A Class A†	2.32%		4/21/2031	5,317,000	4,807,268
Lendmark Funding Trust Series 2021-1A Class C†	3.41%		11/20/2031	2,095,000	1,784,592
Lendmark Funding Trust Series 2021-2A Class B†	2.37%		4/20/2032	6,465,000	5,370,190
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.875% (30 day USD SOFR Average + 1.55%	)#	1/17/2037	3,800,000	3,728,750
Madison Park Funding XXI Ltd. Series 2016-21A Class AARR†	6.736% (3 mo. USD Term SOFR + 1.34%	)#	10/15/2032	3,000,000	2,996,281
Madison Park Funding XXXII Ltd. Series 2018-32A Class A1R†	6.674% (3 mo. USD Term SOFR + 1.26%	)#	1/22/2031	3,180,000	3,172,261
Madison Park Funding XXXVII Ltd. Series 2019-37A Class BR†	7.306% (3 mo. USD Term SOFR + 1.91%	)#	7/15/2033	2,250,000	2,227,322
Magnetite VII Ltd. Series 2012-7A Class A1R2†	6.456% (3 mo. USD Term SOFR + 1.06%	)#	1/15/2028	3,426,749	3,420,497
Magnetite XXXIX Ltd. Series 2023-39A Class B†	7.535% (3 mo. USD Term SOFR + 2.15%	)#	10/25/2033	9,250,000	9,237,006
Marble Point CLO XVII Ltd. Series 2020-1A Class A†	6.977% (3 mo. USD Term SOFR + 1.56%	)#	4/20/2033	2,574,058	2,551,228
Mariner Finance Issuance Trust Series 2021-AA Class D†	3.83%		3/20/2036	2,420,000	2,087,759
Marlette Funding Trust Series 2020-2A Class D†	4.65%		9/16/2030	2,117,944	2,093,461
Marlette Funding Trust Series 2022-3 Class B†	5.95%		11/15/2032	5,844,000	5,802,946
ME Funding LLC Series 2019-1 Class A2†	6.448%		7/30/2049	6,841,920	6,736,476
MF1 LLC Series 2022-FL9 Class A†	7.483% (1 mo. USD Term SOFR + 2.15%	)#	6/19/2037	4,295,000	4,291,027
MF1 Ltd. Series 2022-FL8 Class A†	6.683% (1 mo. USD Term SOFR + 1.35%	)#	2/19/2037	4,190,000	4,100,908
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029	1,021,889	1,022,257
Neuberger Berman Loan Advisers CLO Ltd. Series 2019-35A Class A1†	6.998% (3 mo. USD Term SOFR + 1.60%	)#	1/19/2033	3,100,000	3,103,651

74	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Newark BSL CLO 1 Ltd. Series 2016-1A Class A1R†	6.749% (3 mo. USD Term SOFR + 1.36%	)#	12/21/2029	$5,013,714	$5,005,943
OCP CLO Ltd. Series 2019-17A Class A1R†	6.717% (3 mo. USD Term SOFR + 1.30%	)#	7/20/2032	10,680,000	10,639,262
Octagon Investment Partners XIV Ltd. Series 2012-1A Class AARR†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	2,197,751	2,194,124
Octagon Investment Partners XVI Ltd. Series 2013-1A Class A1R†	6.684% (3 mo. USD Term SOFR + 1.28%	)#	7/17/2030	3,223,141	3,215,001
OneMain Financial Issuance Trust Series 2018-2A Class A†	3.57%		3/14/2033	2,383,212	2,359,715
OneMain Financial Issuance Trust Series 2021-3A Class A†	5.94%		5/15/2034	8,000,000	7,972,146
Palmer Square Loan Funding Ltd. Series 2021-1A Class A1†	6.577% (3 mo. USD Term SOFR + 1.16%	)#	4/20/2029	2,591,778	2,586,897
Post Road Equipment Finance Series 2021-1 Class A2†	4.88%		11/15/2028	6,755,000	6,650,656
Post Road Equipment Finance Series 2021-1 Class D†	1.69%		11/15/2027	4,190,000	4,179,443
RAD CLO 6 Ltd. Series 2019-6A Class A1†	7.057% (3 mo. USD Term SOFR + 1.64%	)#	1/20/2033	4,650,000	4,656,008
Ready Capital Mortgage Financing LLC Series 2023-FL12 Class A†	7.678% (1 mo. USD Term SOFR + 2.34%	)#	5/25/2038	7,289,974	7,292,418
SCF Equipment Leasing LLC Series 2019-2A Class B†	2.76%		8/20/2026	1,369,425	1,357,762
SCF Equipment Leasing LLC Series 2021-1A Class C†	1.54%		10/21/2030	4,570,000	4,245,925
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	6,009,938	5,449,159
Sunrun Demeter Issuer LLC Series 2021-2A Class A†	2.27%		1/30/2057	1,924,725	1,593,161
TCI-Flatiron CLO Ltd. Series 2017-1A Class AR†	6.591% (3 mo. USD Term SOFR + 1.22%	)#	11/18/2030	1,557,822	1,554,578
Upstart Securitization Trust Series 2021-2 Class B†	1.75%		6/20/2031	1,467,690	1,455,706
Valley Stream Park CLO Ltd. Series 2022-1A Class BR†	7.666% (3 mo. USD Term SOFR + 2.25%	)#	10/20/2034	5,900,000	5,904,961
Voya CLO Ltd. Series 2018-1 Class A2†	6.958% (3 mo. USD Term SOFR + 1.56%	)#	4/19/2031	4,090,000	4,026,892
Voya CLO Ltd. Series 2018-2A Class A1†	6.656% (3 mo. USD Term SOFR + 1.26%	)#	7/15/2031	5,322,839	5,316,170
Total					308,950,127

See Notes to Financial Statements.	75

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Rec Vehicle Loan 0.06%
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	$1,866,703	$1,847,559

Student Loan 0.00%
Towd Point Asset Trust Series 2018-SL1 Class A†	6.057% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	101,776	101,549
Total Asset-Backed Securities (cost $597,091,809)					596,053,265

CORPORATE BONDS 36.78%

Aerospace/Defense 0.44%
HEICO Corp.	5.35%		8/1/2033	7,600,000	7,433,536
L3Harris Technologies, Inc.	5.60%		7/31/2053	3,002,000	2,983,470
RTX Corp.	6.40%		3/15/2054	3,840,000	4,172,051
Total					14,589,057

Agriculture 1.26%
BAT Capital Corp.	3.222%		8/15/2024	7,386,000	7,248,191
BAT Capital Corp.	6.343%		8/2/2030	15,618,000	16,044,861
Cargill, Inc.†	4.00%		6/22/2032	5,206,000	4,777,318
Philip Morris International, Inc.	5.625%		11/17/2029	6,254,000	6,356,633
Reynolds American, Inc.	4.45%		6/12/2025	5,000,000	4,917,787
Viterra Finance BV (Netherlands)†(c)	4.90%		4/21/2027	2,226,000	2,164,023
Total					41,508,813

Airlines 0.08%
British Airways Pass-Through Trust (United Kingdom)†(c)	4.25%		5/15/2034	3,005,292	2,718,481

Auto Manufacturers 0.40%
Hyundai Capital America†	1.80%		10/15/2025	10,528,000	9,791,299
Hyundai Capital America†	5.80%		6/26/2025	3,324,000	3,324,092
Total					13,115,391

Banks 12.06%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	4,000,000	3,024,764
Bank of America Corp.	1.658% (SOFR + 0.91%	)#	3/11/2027	4,902,000	4,473,616
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	9,200,000	7,477,627
Bank of America Corp.	3.458% (3 mo. USD Term SOFR + 1.23%	)#	3/15/2025	13,471,000	13,367,069
Bank of America Corp.	3.593% (3 mo. USD Term SOFR + 1.63%	)#	7/21/2028	4,493,000	4,195,809

76	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of America Corp.	3.97% (3 mo. USD Term SOFR + 1.33%	)#	3/5/2029	$18,874,000	$17,691,632
Bank of America Corp.	4.00%		1/22/2025	830,000	813,852
Bank of New York Mellon Corp.	4.596% (SOFR + 1.76%	)#	7/26/2030	4,099,000	3,940,927
Bank of New York Mellon Corp.	4.967% (SOFR + 1.61%	)#	4/26/2034	4,377,000	4,172,532
Barclays PLC (United Kingdom)(c)	6.496% (SOFR + 1.88%	)#	9/13/2027	10,941,000	11,035,442
BNP Paribas SA (France)†(c)	4.375% (5 yr. USD Swap + 1.48%	)#	3/1/2033	4,175,000	3,779,056
Citibank NA	5.864%		9/29/2025	6,920,000	6,985,269
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	11,156,000	9,356,465
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025	4,185,000	4,139,946
Citigroup, Inc.	3.887% (3 mo. USD Term SOFR + 1.82%	)#	1/10/2028	16,090,000	15,315,642
Citigroup, Inc.	3.98% (3 mo. USD Term SOFR + 1.60%	)#	3/20/2030	13,818,000	12,765,188
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	6,000,000	5,945,833
Danske Bank AS (Denmark)†(c)	3.773% (1 yr. CMT + 1.45%	)#	3/28/2025	7,332,000	7,270,925
Danske Bank AS (Denmark)†(c)	6.259% (1 yr. CMT + 1.18%	)#	9/22/2026	14,803,000	14,909,104
Danske Bank AS (Denmark)†(c)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	7,559,000	7,580,195
Goldman Sachs Group, Inc.	2.383% (SOFR + 1.25%	)#	7/21/2032	10,331,000	8,138,586
Goldman Sachs Group, Inc.	3.272% (3 mo. USD Term SOFR + 1.46%	)#	9/29/2025	8,762,000	8,569,752
HSBC Holdings PLC (United Kingdom)(c)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	10,000,000	9,934,570
JPMorgan Chase & Co.	2.58% (3 mo. USD Term SOFR + 1.25%	)#	4/22/2032	3,956,000	3,234,695
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	9,691,000	8,010,972
JPMorgan Chase & Co.	3.782% (3 mo. USD Term SOFR + 1.60%	)#	2/1/2028	24,978,000	23,787,741
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	10,215,000	10,106,694
M&T Bank Corp.	5.053% (SOFR + 1.85%	)#	1/27/2034	4,710,000	4,224,563

See Notes to Financial Statements.	77

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Macquarie Bank Ltd. (Australia)†(c)	3.052% (5 yr. CMT + 1.70%	)#	3/3/2036	$4,333,000	$3,327,873
Macquarie Group Ltd. (Australia)†(c)	4.654% (3 mo. USD LIBOR + 1.73%	)#	3/27/2029	7,544,000	7,124,747
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	5.541% (1 yr. CMT + 1.50%	)#	4/17/2026	6,000,000	5,975,157
Morgan Stanley	4.21% (SOFR + 1.61%	)#	4/20/2028	3,306,000	3,175,987
Morgan Stanley	4.431% (3 mo. USD Term SOFR + 1.89%	)#	1/23/2030	11,630,000	11,045,287
NatWest Group PLC (United Kingdom)(c)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	5,734,000	5,712,909
NatWest Group PLC (United Kingdom)(c)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026	8,429,000	8,643,740
Royal Bank of Canada (Canada)(c)	6.00%		11/1/2027	6,626,000	6,810,139
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	4,756,000	4,291,930
Toronto-Dominion Bank (Canada)(c)	4.456%		6/8/2032	5,579,000	5,185,900
U.S. Bancorp	4.839% (SOFR + 1.60%	)#	2/1/2034	3,299,000	3,022,332
U.S. Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	6,556,000	5,869,356
UBS AG (Switzerland)(c)	5.125%		5/15/2024	1,494,000	1,479,023
UBS Group AG (Switzerland)†(c)	1.364% (1 yr. CMT + 1.08%	)#	1/30/2027	4,618,000	4,174,829
UBS Group AG (Switzerland)†(c)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	8,352,000	7,422,223
UBS Group AG (Switzerland)†(c)	4.988% (1 yr. CMT + 2.40%	)#	8/5/2033	10,900,000	10,036,658
UBS Group AG (Switzerland)†(c)	6.327% (1 yr. CMT + 1.60%	)#	12/22/2027	5,626,000	5,690,793
UBS Group AG (Switzerland)†(c)	6.442% (SOFR + 3.70%	)#	8/11/2028	9,476,000	9,634,324
Wells Fargo & Co.	2.164% (3 mo. USD Term SOFR + 1.01%	)#	2/11/2026	4,084,000	3,901,190
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	4,559,000	4,334,934
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	6,505,000	5,848,217
Wells Fargo & Co.	2.406% (3 mo. USD Term SOFR + 1.09%	)#	10/30/2025	14,708,000	14,231,386
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	8,807,000	7,375,594

78	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Wells Fargo & Co.	3.584% (3 mo. USD Term SOFR + 1.57%	)#	5/22/2028	$14,816,000	$13,882,273
Wells Fargo Bank NA	5.85%		2/1/2037	5,225,000	5,217,912
Total					397,663,179

Beverages 0.16%
Constellation Brands, Inc.	3.15%		8/1/2029	5,786,000	5,207,210

Biotechnology 0.25%
Amgen, Inc.	5.25%		3/2/2030	7,272,000	7,311,322
Baxalta, Inc.	4.00%		6/23/2025	1,114,000	1,089,184
Total					8,400,506

Building Materials 0.08%
Carrier Global Corp.†	6.20%		3/15/2054	2,422,000	2,562,310

Chemicals 0.28%
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	10,121,000	9,245,939

Cosmetics/Personal Care 0.12%
Haleon U.S. Capital LLC	3.625%		3/24/2032	4,378,000	3,859,497

Diversified Financial Services 1.60%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	6.50%		7/15/2025	5,000,000	5,025,759
Aircastle Ltd.†	2.85%		1/26/2028	5,197,000	4,526,010
American Express Co.	6.489% (SOFR + 1.94%	)#	10/30/2031	1,111,000	1,170,152
Aviation Capital Group LLC†	1.95%		1/30/2026	4,639,000	4,232,975
Avolon Holdings Funding Ltd. (Ireland)†(c)	2.125%		2/21/2026	9,376,000	8,537,449
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%		5/15/2024	10,261,000	10,194,688
BlackRock, Inc.	4.75%		5/25/2033	11,118,000	10,827,219
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	4,435,000	4,193,718
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	648,000	499,212
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%		2/15/2024	3,677,000	3,667,159
Total					52,874,341

Electric 4.50%
AEP Texas, Inc.	5.40%		6/1/2033	5,449,000	5,322,667
AES Corp.†	3.95%		7/15/2030	2,423,000	2,156,421
Alfa Desarrollo SpA (Chile)†(c)	4.55%		9/27/2051	2,675,205	1,923,864
American Electric Power Co., Inc.	5.699%		8/15/2025	7,500,000	7,507,224
American Transmission Systems, Inc.†	2.65%		1/15/2032	10,360,000	8,406,623

See Notes to Financial Statements.	79

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric (continued)
CenterPoint Energy Houston Electric LLC	5.20%		10/1/2028	$10,480,000	$10,578,390
Constellation Energy Generation LLC	6.25%		10/1/2039	4,620,000	4,657,151
DTE Energy Co.	4.22%	(d)	11/1/2024	8,956,000	8,819,576
Duke Energy Corp.	4.50%		8/15/2032	8,939,000	8,342,520
Duke Energy Indiana LLC	5.40%		4/1/2053	2,849,000	2,699,938
Electricite de France SA (France)†(c)	6.25%		5/23/2033	8,289,000	8,570,022
Entergy Corp.	0.90%		9/15/2025	8,007,000	7,364,384
IPALCO Enterprises, Inc.	4.25%		5/1/2030	12,000,000	10,735,189
Kentucky Utilities Co.	5.45%		4/15/2033	8,800,000	8,807,352
MidAmerican Energy Co.	5.85%		9/15/2054	4,379,000	4,487,306
Minejesa Capital BV (Netherlands)†(c)	4.625%		8/10/2030	4,161,000	3,874,931
National Grid PLC (United Kingdom)(c)	5.809%		6/12/2033	8,589,000	8,627,597
NextEra Energy Capital Holdings, Inc.	6.368% (SOFR + 1.02%	)#	3/21/2024	6,588,000	6,590,239
Oglethorpe Power Corp.	5.95%		11/1/2039	3,451,000	3,369,065
Ohio Edison Co.	8.25%		10/15/2038	2,419,000	2,929,359
Oklahoma Gas & Electric Co.	5.40%		1/15/2033	3,291,000	3,290,750
Oncor Electric Delivery Co. LLC†	5.65%		11/15/2033	6,266,000	6,435,564
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)(c)	5.45%		5/21/2028	6,375,000	6,346,341
Southern Co.	4.475%	(d)	8/1/2024	6,526,000	6,456,440
Total					148,298,913

Engineering & Construction 0.18%
Cellnex Finance Co. SA (Spain)†(c)	3.875%		7/7/2041	8,303,000	6,013,448

Entertainment 0.14%
Warnermedia Holdings, Inc.	3.788%		3/15/2025	4,629,000	4,512,760

Environmental Control 0.45%
Veralto Corp.†	5.45%		9/18/2033	4,732,000	4,708,338
Veralto Corp.†	5.50%		9/18/2026	10,000,000	10,040,008
Total					14,748,346

Food 0.14%
J M Smucker Co.	6.50%		11/15/2053	4,407,000	4,687,718

Gas 1.36%
CenterPoint Energy Resources Corp.	1.75%		10/1/2030	9,687,000	7,759,344
East Ohio Gas Co.†	1.30%		6/15/2025	16,815,000	15,758,513
National Fuel Gas Co.	3.95%		9/15/2027	13,000,000	12,090,861
NiSource, Inc.	2.95%		9/1/2029	6,184,000	5,475,636
Southwest Gas Corp.	4.05%		3/15/2032	4,256,000	3,797,053
Total					44,881,407

80	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Products 0.48%
GE HealthCare Technologies, Inc.	5.65%	11/15/2027	$10,942,000	$11,086,693
Revvity, Inc.	0.85%	9/15/2024	4,974,000	4,784,737
Total				15,871,430

Health Care-Services 2.14%
Centene Corp.	2.45%	7/15/2028	12,500,000	10,844,032
Centene Corp.	3.375%	2/15/2030	12,606,000	10,909,836
Elevance Health, Inc.	2.25%	5/15/2030	7,831,000	6,567,186
Elevance Health, Inc.	5.50%	10/15/2032	7,501,000	7,576,426
Humana, Inc.	1.35%	2/3/2027	5,546,000	4,927,898
Humana, Inc.	5.875%	3/1/2033	10,000,000	10,250,662
Humana, Inc.	5.95%	3/15/2034	13,196,000	13,577,588
UnitedHealth Group, Inc.	4.00%	5/15/2029	6,270,000	6,013,040
Total				70,666,668

Insurance 0.63%
Assurant, Inc.	2.65%	1/15/2032	1,595,000	1,235,539
F&G Global Funding†	2.30%	4/11/2027	3,996,000	3,520,668
GA Global Funding Trust†	3.85%	4/11/2025	7,677,000	7,480,016
Metropolitan Life Global Funding I†	4.05%	8/25/2025	1,536,000	1,501,345
New York Life Global Funding†	4.55%	1/28/2033	7,387,000	7,039,612
Total				20,777,180

Internet 0.68%
Amazon.com, Inc.	4.70%	12/1/2032	7,687,000	7,663,614
Netflix, Inc.	5.875%	11/15/2028	5,494,000	5,664,457
Netflix, Inc.	6.375%	5/15/2029	2,765,000	2,946,262
Prosus NV (Netherlands)†(c)	3.257%	1/19/2027	6,940,000	6,295,272
Total				22,569,605

Machinery-Diversified 0.74%
Ingersoll Rand, Inc.	5.70%	8/14/2033	13,807,000	13,981,613
nVent Finance SARL (Luxembourg)(c)	4.55%	4/15/2028	10,940,000	10,429,279
Total				24,410,892

Media 0.31%
Charter Communications Operating LLC/Charter Communications Operating Capital	4.908%	7/23/2025	5,000,000	4,919,235
FactSet Research Systems, Inc.	3.45%	3/1/2032	6,246,000	5,322,892
Total				10,242,127

Oil & Gas 1.81%
Apache Corp.	4.75%	4/15/2043	9,397,000	7,047,655
Continental Resources, Inc.	4.90%	6/1/2044	6,000,000	4,625,807

See Notes to Financial Statements.	81

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Continental Resources, Inc.†	5.75%	1/15/2031	$11,500,000	$11,166,888
Diamondback Energy, Inc.	3.50%	12/1/2029	8,324,000	7,527,389
Eni SpA (Italy)†(c)	5.70%	10/1/2040	6,000,000	5,401,471
EQT Corp.	7.00%	2/1/2030	13,000,000	13,650,390
Occidental Petroleum Corp.	6.45%	9/15/2036	4,500,000	4,612,275
Ovintiv, Inc.	6.50%	2/1/2038	5,605,000	5,517,457
Total				59,549,332

Oil & Gas Services 0.12%
NOV, Inc.	3.60%	12/1/2029	4,547,000	4,071,323

Pharmaceuticals 0.83%
Bayer U.S. Finance LLC†	6.375%	11/21/2030	5,708,000	5,694,697
Cigna Group	2.40%	3/15/2030	6,625,000	5,620,580
Cigna Group	4.375%	10/15/2028	1,515,000	1,462,265
CVS Health Corp.	3.25%	8/15/2029	12,163,000	10,951,396
CVS Health Corp.	5.05%	3/25/2048	4,060,000	3,562,659
Total				27,291,597

Pipelines 1.23%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(c)	4.60%	11/2/2047	6,831,000	5,945,142
Columbia Pipeline Group, Inc.	4.50%	6/1/2025	4,090,000	4,019,529
Eastern Gas Transmission & Storage, Inc.	3.00%	11/15/2029	7,044,000	6,149,717
EIG Pearl Holdings SARL (Luxembourg)†(c)	3.545%	8/31/2036	9,268,000	7,735,388
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(c)	3.25%	9/30/2040	9,847,000	7,314,047
Kinder Morgan Energy Partners LP	4.25%	9/1/2024	4,040,000	3,994,953
NGPL PipeCo LLC†	3.25%	7/15/2031	4,741,000	3,918,168
Sabine Pass Liquefaction LLC	5.625%	3/1/2025	1,473,000	1,472,175
Total				40,549,119

REITS 1.10%
American Tower Corp.	2.95%	1/15/2025	1,480,000	1,433,303
American Tower Corp.	3.80%	8/15/2029	9,000,000	8,267,998
American Tower Corp.	5.55%	7/15/2033	3,255,000	3,220,984
Crown Castle, Inc.	2.10%	4/1/2031	4,000,000	3,144,649
Crown Castle, Inc.	3.30%	7/1/2030	14,816,000	12,871,335
VICI Properties LP/VICI Note Co., Inc.†	5.625%	5/1/2024	7,277,000	7,250,812
Total				36,189,081

Retail 0.27%
7-Eleven, Inc.†	0.80%	2/10/2024	5,815,000	5,758,226
Bayer Corp.†	6.65%	2/15/2028	3,085,000	3,203,750
Total				8,961,976

82	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Semiconductors 0.10%
Broadcom, Inc.†	4.15%		4/15/2032	$3,716,000	$3,365,874

Software 1.01%
Intuit, Inc.	5.50%		9/15/2053	3,552,000	3,647,392
Oracle Corp.	2.875%		3/25/2031	4,450,000	3,810,834
Oracle Corp.	5.375%		7/15/2040	627,000	591,485
Oracle Corp.	6.125%		7/8/2039	3,000,000	3,079,984
Oracle Corp.	6.25%		11/9/2032	12,360,000	13,021,289
Oracle Corp.	6.90%		11/9/2052	5,840,000	6,518,702
ServiceNow, Inc.	1.40%		9/1/2030	3,124,000	2,485,593
Total					33,155,279

Telecommunications 1.83%
AT&T, Inc.	3.50%		9/15/2053	12,503,000	8,330,735
AT&T, Inc.	5.40%		2/15/2034	10,548,000	10,430,967
Sprint Capital Corp.	8.75%		3/15/2032	21,282,000	25,452,016
T-Mobile USA, Inc.	3.50%		4/15/2025	2,727,000	2,652,740
T-Mobile USA, Inc.	3.875%		4/15/2030	14,500,000	13,322,142
Total					60,188,600
Total Corporate Bonds (cost $1,246,139,876)					1,212,747,399

FLOATING RATE LOANS(e) 1.24%

Entertainment 0.19%
Flutter Entertainment PLC Term Loan B (United Kingdom)(c)	–	(b)	11/15/2030	6,250,000	6,238,281

Lodging 0.38%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	12,596,033	12,598,678

Media 0.67%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	4/30/2025	11,189,675	11,200,753
Charter Communications Operating LLC 2019 Term Loan B2	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	2/1/2027	10,857,935	10,848,706
Total					22,049,459
Total Floating Rate Loans (cost $40,953,556)					40,886,418

See Notes to Financial Statements.	83

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
FOREIGN GOVERNMENT OBLIGATIONS(c) 2.06%

Canada 0.94%
CDP Financial, Inc.†	4.25%		7/25/2028	$31,858,000	$	$31,220,684

Japan 0.27%
Japan Bank for International Cooperation	4.625%		7/19/2028	9,064,000		9,025,234

Mexico 0.22%
Mexico Government International Bonds	4.875%		5/19/2033	7,745,000		7,210,802

Norway 0.44%
Kommunalbanken AS	0.25%		12/8/2023	14,498,000		14,489,892

Saudi Arabia 0.19%
Saudi Government International Bonds†	4.875%		7/18/2033	6,286,000		6,167,345
Total Foreign Government Obligations (cost $68,695,724)						68,113,957

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.43%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2	3.123%	#(f)	8/25/2032	8,934,000		7,785,520
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series 145 Class A2	2.58%		5/25/2032	7,778,000		6,509,571
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $14,745,501)						14,295,091

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 29.62%
Federal Home Loan Mortgage Corp.	2.00%		3/1/2051	12,975,096		10,171,000
Federal Home Loan Mortgage Corp.	2.50%		11/1/2050 - 5/1/2052	12,521,499		10,272,277
Federal Home Loan Mortgage Corp.	3.00%		10/1/2050 - 1/1/2052	22,242,008		18,956,558
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046	2,723,663		2,465,813
Federal Home Loan Mortgage Corp.	4.50%		8/1/2052	7,699,295		7,280,670
Federal Home Loan Mortgage Corp.	5.00%		7/1/2052 - 8/1/2052	16,375,278		15,889,361
Federal National Mortgage Association	2.00%		11/1/2050 - 11/1/2051	43,006,693		33,736,108

84	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Association	2.50%		8/1/2050 - 5/1/2052	$130,322,903	$107,216,195
Federal National Mortgage Association	3.00%		12/1/2048 - 1/1/2051	18,704,772	16,190,906
Federal National Mortgage Association	3.50%		7/1/2045 - 4/1/2052	28,998,132	25,872,835
Federal National Mortgage Association	4.00%		5/1/2052 - 6/1/2052	12,506,378	11,491,967
Federal National Mortgage Association	5.00%		7/1/2052 - 10/1/2052	20,645,799	19,991,729
Government National Mortgage Association(g)	3.00%		TBA	42,491,000	36,776,382
Government National Mortgage Association(g)	3.50%		TBA	29,606,000	26,471,669
Government National Mortgage Association(g)	4.00%		TBA	29,404,000	27,093,846
Government National Mortgage Association(g)	4.50%		TBA	41,202,000	38,969,713
Government National Mortgage Association(g)	5.00%		TBA	47,425,000	46,068,189
Government National Mortgage Association(g)	5.50%		TBA	78,786,000	78,206,160
Government National Mortgage Association(g)	6.00%		TBA	90,369,000	91,019,140
Government National Mortgage Association(g)	6.50%		TBA	72,844,000	74,069,479
Uniform Mortgage-Backed Security(g)	3.50%		TBA	19,614,000	17,215,420
Uniform Mortgage-Backed Security(g)	4.50%		TBA	10,341,000	9,690,589
Uniform Mortgage-Backed Security(g)	5.00%		TBA	58,388,000	57,181,148
Uniform Mortgage-Backed Security(g)	5.50%		TBA	53,399,000	53,116,619
Uniform Mortgage-Backed Security(g)	6.00%		TBA	102,044,000	102,641,637
Uniform Mortgage-Backed Security(g)	6.50%		TBA	19,877,000	20,180,587
Uniform Mortgage-Backed Security(g)	7.00%		TBA	17,938,000	18,388,478
Total Government Sponsored Enterprises Pass-Throughs (cost $981,081,745)					976,624,475

MUNICIPAL BONDS 0.11%

Natural Gas
Texas Natural Gas Securitization Finance Corp. (cost $3,619,000)	5.102%		4/1/2035	3,619,000	3,618,848

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 7.88%
Angel Oak Mortgage Trust Series 2020-1 Class A1†	2.466%	#(f)	12/25/2059	126,390	117,678
Angel Oak Mortgage Trust Series 2021-3 Class A1†	1.068%	#(f)	5/25/2066	2,006,858	1,644,560
Angel Oak Mortgage Trust Series 2022-3 Class A1†	4.00%		1/25/2067	2,973,996	2,686,391
Angel Oak Mortgage Trust Series 2023-3 Class A1†	4.80%	(d)	9/26/2067	4,808,004	4,619,209
Bank Series 2022-BNK44 Class A5	5.937%	#(f)	11/15/2055	6,500,000	6,605,312
Bank Series 2022-BNK44 Class AS	5.937%	#(f)	11/15/2055	3,831,000	3,716,236

See Notes to Financial Statements.	85

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.394% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034	$1,410,000	$1,091,178
BBCMS Mortgage Trust Series 2019-BWAY Class B†	6.748% (1 mo. USD Term SOFR + 1.42%	)#	11/15/2034	614,000	347,216
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.87% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	3,060,000	3,026,688
BMO Mortgage Trust Series 2023-5C2 Class A3	7.055%	#(f)	11/15/2056	6,830,000	7,230,052
BMO Mortgage Trust Series 2023-C5 Class A4	5.494%		6/15/2056	5,468,000	5,402,868
BRAVO Residential Funding Trust Series 2021-NQM2 Class A1†	0.97%	#(f)	3/25/2060	3,677,291	3,404,847
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.126% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038	1,984,539	1,938,152
BX Trust Series 2018-GW Class A†	6.42% (1 mo. USD Term SOFR + 1.10%	)#	5/15/2035	4,710,000	4,656,756
CF Trust Series 2019-BOSS Class A1†	8.62% (1 mo. USD Term SOFR + 3.30%	)#	12/15/2024	1,570,000	1,502,662
CIM Trust Series 2020-INV1 Class A2†	2.50%	#(f)	4/25/2050	5,516,215	4,325,876
Citigroup Commercial Mortgage Trust Series 2014-GC21 Class XA	1.279%	#(f)	5/10/2047	12,560,462	11,244
Citigroup Commercial Mortgage Trust Series 2023-PRM3 Class A†	6.572%	#(f)	7/10/2028	9,650,000	9,733,907
Citigroup Mortgage Loan Trust, Inc. Series 2022-INV1 Class A3B†	3.00%	#(f)	11/27/2051	5,335,267	4,352,958
COMM Mortgage Trust Series 2014-CR17 Class AM	4.174%		5/10/2047	5,290,000	5,076,638
COMM Mortgage Trust Series 2015-LC21 Class AM	4.043%	#(f)	7/10/2048	4,547,000	4,301,083
Commercial Mortgage Pass-Through Certificates Series 2014-UBS4 Class D†	4.865%	#(f)	8/10/2047	4,130,000	1,796,117
Connecticut Avenue Securities Trust Series 2023-R07 Class 2M1†	7.279% (30 day USD SOFR Average + 1.95%	)#	9/25/2043	2,263,545	2,279,984
Credit Suisse Mortgage Capital Certificates Series 2020-SPT1 Class A1†	1.616%	(d)	4/25/2065	16,864	16,815
Credit Suisse Mortgage Capital Certificates Trust Series 2020-NQM1 Class A1†	1.208%	(d)	5/25/2065	479,448	428,816

86	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust Series 2020-AFC1 Class A1†	2.24%	#(f)	2/25/2050	$496,078	$450,146
Deephaven Residential Mortgage Trust Series 2021-3 Class A1†	1.194%	#(f)	8/25/2066	3,674,456	3,080,294
Ellington Financial Mortgage Trust Series 2020-1 Class A1†	2.006%	#(f)	5/25/2065	401,130	386,210
Ellington Financial Mortgage Trust Series 2023-1 Class A1†	5.732%	(d)	2/25/2068	3,154,599	3,113,941
EQUS Mortgage Trust Series 2021-EQAZ Class A†	6.192% (1 mo. USD Term SOFR + 0.87%	)#	10/15/2038	3,720,925	3,632,016
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2022-HQA2 Class M1A†	7.978% (30 day USD SOFR Average + 2.65%	)#	7/25/2042	1,927,699	1,967,179
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2023-DNA2 Class M1A†	7.429% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	5,577,651	5,650,478
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA7 Class M2†	7.128% (30 day USD SOFR Average + 1.80%	)#	11/25/2041	2,885,279	2,850,968
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA4 Class M1†	6.278% (30 day USD SOFR Average + 0.95%	)#	12/25/2041	1,587,143	1,569,920
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA3 Class M1B†	8.228% (30 day USD SOFR Average + 2.90%	)#	4/25/2042	3,499,000	3,581,205
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA1 Class M1B†	8.828% (30 day USD SOFR Average + 3.50%	)#	3/25/2042	5,000,000	5,182,385
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA3 Class A1†	7.172% (30 day USD SOFR Average + 1.85%	)#	11/25/2043	13,100,000	13,189,709
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA3 Class M1A†	7.628% (30 day USD SOFR Average + 2.30%	)#	8/25/2042	1,387,004	1,410,086
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R04 Class 1M2†	8.879% (30 day USD SOFR Average + 3.55%	)#	5/25/2043	3,900,000	4,079,893
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06 Class 1M2†	8.028% (30 day USD SOFR Average + 2.70%	)#	7/25/2043	3,000,000	3,040,223
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08 Class 1M1†	6.828% (30 day USD SOFR Average + 1.50%	)#	10/25/2043	6,764,110	6,781,283

See Notes to Financial Statements.	87

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01 Class 1M2†	6.878% (30 day USD SOFR Average + 1.55%	)#	10/25/2041	$2,391,990	$2,391,899
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.878% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	2,965,057	3,041,131
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.729% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	3,719,113	3,784,846
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R02 Class 1M1†	7.628% (30 day USD SOFR Average + 2.30%	)#	1/25/2043	10,891,145	11,063,151
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.828% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	3,032,929	3,076,195
Flagstar Mortgage Trust Series 2021-11IN Class A20†	3.00%	#(f)	11/25/2051	4,149,591	3,371,375
GCAT Trust Series 2020-NQM2 Class A1†	1.555%	(d)	4/25/2065	854,404	775,593
GCAT Trust Series 2023-NQM1 Class A1†	4.25%	#(f)	10/25/2057	8,830,033	7,927,792
Great Wolf Trust Series 2019-WOLF Class A†	6.472% (1 mo. USD Term SOFR + 1.15%	)#	12/15/2036	5,580,000	5,542,048
GS Mortgage-Backed Securities Corp. Trust Series 2020-PJ4 Class A2†	3.00%	#(f)	1/25/2051	2,436,349	2,021,040
GS Mortgage-Backed Securities Trust 2022-PJ5 Class A6†	3.00%	#(f)	10/25/2052	3,751,446	3,043,227
GS Mortgage-Backed Securities Trust Series 2021-PJ2 Class A2†	2.50%	#(f)	7/25/2051	8,287,003	6,452,531
GS Mortgage-Backed Securities Trust Series 2021-PJ8 Class A2†	2.50%	#(f)	1/25/2052	4,377,302	3,405,476
GS Mortgage-Backed Securities Trust Series 2023-PJ1 Class A4†	3.50%	#(f)	2/25/2053	4,315,137	3,641,376
Hilton Orlando Trust Series 2018-ORL Class A†	6.39% (1 mo. USD Term SOFR + 1.07%	)#	12/15/2034	1,920,000	1,897,958
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class A†	6.64% (1 mo. USD Term SOFR + 1.32%	)#	11/15/2035	956,000	919,344
JP Morgan Mortgage Trust Series 2021-3 Class A3†	2.50%	#(f)	7/25/2051	5,189,326	4,040,578
JP Morgan Mortgage Trust Series 2021-INV8 Class A2†	3.00%	#(f)	5/25/2052	8,449,080	6,864,535

88	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Mortgage Trust Series 2022-1 Class A2†	3.00%	#(f)	7/25/2052	$8,541,755	$6,950,040
JP Morgan Mortgage Trust Series 2022-3 Class A2†	3.00%	#(f)	8/25/2052	8,781,686	7,134,764
JP Morgan Mortgage Trust Series 2022-4 Class A3†	3.00%	#(f)	10/25/2052	4,995,655	4,058,768
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class AS	3.80%		1/15/2048	8,224,000	7,839,404
New Residential Mortgage Loan Trust Series 2020-NQM1 Class A1†	2.464%	#(f)	1/26/2060	137,515	123,409
PFP Ltd. Series 2023-10 Class A†	7.695% (1 mo. USD Term SOFR + 2.36%	)#	9/16/2038	5,100,000	5,092,109
Residential Mortgage Loan Trust Series 2020-1 Class A1†	2.376%	#(f)	1/26/2060	69,225	65,852
Starwood Mortgage Residential Trust Series 2020-1 Class A1†	2.275%	#(f)	2/25/2050	34,796	32,542
Starwood Mortgage Residential Trust Series 2020-3 Class A1†	1.486%	#(f)	4/25/2065	1,215,775	1,124,385
Verus Securitization Trust Series 2020-1 Class A1†	2.417%	(d)	1/25/2060	255,049	241,768
Verus Securitization Trust Series 2020-4 Class A1†	1.502%	(d)	5/25/2065	867,731	808,858
Verus Securitization Trust Series 2020-INV1 Class A1†	1.977%	#(f)	3/25/2060	196,719	194,326
Vista Point Securitization Trust Series 2020-2 Class A1†	1.475%	#(f)	4/25/2065	661,743	597,222
Wells Fargo Commercial Mortgage Trust Series 2015-NXS3 Class AS	3.972%	#(f)	9/15/2057	5,548,000	5,239,081
Wells Fargo Commercial Mortgage Trust Series 2018-C45 Class A4	4.184%		6/15/2051	7,100,000	6,659,344
WFRBS Commercial Mortgage Trust Series 2014-C23 Class XA	0.691%	#(f)	10/15/2057	16,839,274	34,460
Total Non-Agency Commercial Mortgage-Backed Securities (cost $265,899,375)					259,735,606

U.S. TREASURY OBLIGATIONS 20.38%
U.S. Treasury Bonds	1.125%		8/15/2040	69,011,000	40,585,747
U.S. Treasury Bonds	1.875%		11/15/2051	40,524,000	23,483,342
U.S. Treasury Bonds	2.25%		5/15/2041	20,190,000	14,284,031
U.S. Treasury Bonds	4.125%		8/15/2053	36,648,300	34,283,339
U.S. Treasury Bonds	4.375%		8/15/2043	85,743,800	81,979,111
U.S. Treasury Bonds	4.75%		11/15/2043	102,450,100	103,242,488
U.S. Treasury Inflation-Indexed Notes(h)	0.375%		7/15/2025	31,562,253	30,373,655
U.S. Treasury Notes	4.25%		5/31/2025	37,901,000	37,539,756
U.S. Treasury Notes	4.375%		8/15/2026	47,951,200	47,778,875

See Notes to Financial Statements.	89

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes	4.50%	11/15/2033	$22,989,000	$23,276,363
U.S. Treasury Notes	4.875%	10/31/2028	88,208,400	90,386,045
U.S. Treasury Notes	5.00%	9/30/2025	144,230,300	144,773,980
Total U.S. Treasury Obligations (cost $677,036,600)				671,986,732
Total Long-Term Investments (cost $3,895,263,186)				3,844,061,791

SHORT-TERM INVESTMENTS 3.85%

U.S. TREASURY OBLIGATIONS 1.35%
U.S. Treasury Bills (Cost $44,500,890)	Zero Coupon	12/5/2023	44,527,000	44,500,942

REPURCHASE AGREEMENTS 2.50%
Repurchase Agreement dated 11/30/2023, 5.310% due 12/1/2023 with Barclays Bank PLC collateralized by $64,516,000 of U.S. Treasury Bond at 3.500% due 2/15/2033; value: $61,199,878; proceeds: $60,008,730 (cost $59,999,880)			59,999,880	59,999,880
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $24,969,400 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $22,895,769; proceeds: $22,448,532 (cost $22,446,786)			22,446,786	22,446,786
Total Repurchase Agreements (cost $82,446,666)				82,446,666
Total Short-Term Investments (cost $126,947,556)				126,947,608
Total Investments in Securities 120.43% (cost $4,022,210,742)				3,971,009,399
Other Assets and Liabilities – Net(i) (20.43)%				(673,594,102)
Net Assets 100.00%				$3,297,415,297

EUR	Euro.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $952,288,643, which represents 28.88% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Interest Rate to be determined.
(c)	Foreign security traded in U.S. dollars.
(d)	Step Bond – Security with a predetermined schedule of interest rate changes.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.

90	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2023

(f)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(g)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(h)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.
(i)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/13/2023	4,947,000	$5,263,992	$5,386,797	$122,805
Euro	Buy	State Street Bank and Trust	12/13/2023	328,000	350,291	357,160	6,869
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$129,674

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Toronto Dominion Bank	12/13/2023	5,275,000	$5,693,703	$5,743,957	$(50,254)

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Ultra Treasury Bond	March 2024	1,223	Long	$149,467,120	$150,429,000	$961,880

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2024	470	Short	$(52,923,415)	$(53,352,344)	$(428,929)

See Notes to Financial Statements.	91

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$596,053,265	$–	$596,053,265
Corporate Bonds	–	1,212,747,399	–	1,212,747,399
Floating Rate Loans	–	40,886,418	–	40,886,418
Foreign Government Obligations	–	68,113,957	–	68,113,957
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	14,295,091	–	14,295,091
Government Sponsored Enterprises Pass-Throughs	–	976,624,475	–	976,624,475
Municipal Bonds	–	3,618,848	–	3,618,848
Non-Agency Commercial Mortgage-Backed Securities	–	259,735,606	–	259,735,606
U.S. Treasury Obligations	–	671,986,732	–	671,986,732
Short-Term Investments
U.S. Treasury Obligations	–	44,500,942	–	44,500,942
Repurchase Agreements	–	82,446,666	–	82,446,666
Total	$–	$3,971,009,399	$–	$3,971,009,399

Other Financial Instruments
Forward Foreign Currency
Exchange Contracts
Assets	$–	$129,674	$–	$129,674
Liabilities	–	(50,254)	–	(50,254)
Futures Contracts
Assets	961,880	–	–	961,880
Liabilities	(428,929)	–	–	(428,929)
Total	$532,951	$79,420	$–	$612,371

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

92	See Notes to Financial Statements.

Schedule of Investments

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 114.64%

ASSET-BACKED SECURITIES 16.21%

Automobiles 5.28%
Avid Automobile Receivables
Trust Series 2021-1 Class E†	3.39%	4/17/2028	$950,000	$884,280
BMW Vehicle Lease Trust Series 2023-1 Class A4	5.07%	6/25/2026	3,750,000	3,729,127
Capital One Prime Auto Receivables Trust Series 2022-1 Class A2	2.71%	6/16/2025	787,639	784,063
CarMax Auto Owner Trust Series 2023-1 Class C	5.19%	1/16/2029	3,975,000	3,879,811
CarMax Auto Owner Trust Series 2023-1 Class D	6.27%	11/15/2029	3,550,000	3,490,284
CarMax Auto Owner Trust Series 2023-3 Class D	6.44%	12/16/2030	3,630,000	3,595,750
Carvana Auto Receivables Trust Series NP1 2020-N1A Class E†	5.20%	7/15/2027	4,500,000	4,360,714
Citizens Auto Receivables Trust Series 2023-2 Class A3†	5.83%	2/15/2028	7,755,000	7,802,716
CPS Auto Receivables Trust Series 2020-B Class D†	4.75%	4/15/2026	39,335	39,286
CPS Auto Receivables Trust Series 2020-B Class E†	7.38%	6/15/2027	1,300,000	1,303,506
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A2†	0.56%	12/11/2034	683,429	677,437
Exeter Automobile Receivables Trust 2023-1 Class E†	12.07%	9/16/2030	3,500,000	3,771,369
Exeter Automobile Receivables Trust Series 2020-2A Class E†	7.19%	9/15/2027	6,300,000	6,334,015
Exeter Automobile Receivables Trust Series 2022-3A Class B	4.86%	12/15/2026	2,000,000	1,989,681
Flagship Credit Auto Trust Series 2019-3 Class E†	3.84%	12/15/2026	800,000	767,419
Flagship Credit Auto Trust Series 2022-3 Class A3†	4.55%	4/15/2027	3,610,000	3,570,029
Flagship Credit Auto Trust Series 2023-1 Class A3†	5.01%	8/16/2027	2,850,000	2,821,917
Flagship Credit Auto Trust Series 2023-2 Class E†	10.89%	7/15/2030	2,000,000	1,988,814
Ford Credit Auto Lease Trust Series 2023-A Class B	5.29%	6/15/2026	1,840,000	1,818,624
Ford Credit Auto Lease Trust Series 2023-A Class C	5.54%	12/15/2026	1,000,000	986,693
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	3,675,000	3,571,330
GM Financial Automobile Leasing Trust Series 2023-1 Class B	5.51%	1/20/2027	3,475,000	3,446,258
GM Financial Automobile Leasing Trust Series 2023-2 Class B	5.54%	5/20/2027	3,450,000	3,427,368
OneMain Direct Auto Receivables Trust Series 2019-1 Class A†	3.63%	9/14/2027	1,026,000	999,635

See Notes to Financial Statements.	93

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
OneMain Direct Auto Receivables Trust Series 2019-1A Class C†	4.19%		11/14/2028	$1,487,000	$1,405,572
Santander Consumer Auto Receivables Trust Series 2020-BA Class F†	7.03%		8/15/2028	2,588,000	2,576,263
Santander Consumer Auto Receivables Trust Series 2021-AA Class F†	5.79%		8/15/2028	750,000	707,593
Santander Drive Auto Receivables Trust 2023-2 Class C	5.47%		12/16/2030	3,550,000	3,489,443
Santander Drive Auto Receivables Trust Series 2023-1 Class C	5.09%		5/15/2030	1,150,000	1,126,338
Tricolor Auto Securitization Trust Series 2021-1A Class E†	3.23%		9/15/2026	500,000	492,856
Westlake Automobile Receivables Trust Series 2023-1A Class C†	5.74%		8/15/2028	935,000	921,409
Total					76,759,600

Credit Card 0.29%
Capital One Multi-Asset Execution Trust Series 2005-B3 Class B3	6.206% (3 mo. USD Term SOFR + 0.81%	)#	5/15/2028	3,775,000	3,751,468
Perimeter Master Note Business Trust Series 2021-1A Class B†	4.17%		12/15/2026	500,000	441,713
Total					4,193,181

Other 10.32%
ACRES Commercial Realty Ltd. Series 2021-FL2 Class A†	6.844% (1 mo. USD Term SOFR + 1.51%	)#	1/15/2037	2,150,000	2,121,531
Affirm Asset Securitization Trust Series 2022-A Class 1A†	4.30%		5/17/2027	4,400,000	4,316,487
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	4,370,000	4,363,916
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	2,315,000	2,332,412
Amur Equipment Finance Receivables IX LLC Series 2021-1A Class D†	2.30%		11/22/2027	1,000,000	953,743
Apidos CLO XII Series 2013-12A Class BR†	7.056% (3 mo. USD Term SOFR + 1.66%	)#	4/15/2031	2,090,000	2,059,573
Apidos CLO XXIV Series 2016-24A Class A1AL†	6.627% (3 mo. USD Term SOFR + 1.21%	)#	10/20/2030	2,780,000	2,771,276
Aqua Finance Trust Series 2021-A Class A†	1.54%		7/17/2046	656,117	580,028

94	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 Class A†	6.774% (30 day USD SOFR Average + 1.45%	)#	1/15/2037	$4,500,000	$4,422,173
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL2 Class A†	7.173% (1 mo. USD Term SOFR + 1.85%	)#	5/15/2037	4,548,000	4,476,293
ARES XLII CLO Ltd. Series 2017-42A Class BR†	7.174% (3 mo. USD Term SOFR + 1.76%	)#	1/22/2028	2,000,000	2,001,091
Avant Loans Funding Trust 2021-REV1 Class C†	2.30%		7/15/2030	4,400,000	4,198,786
Avant Loans Funding Trust Series 2021-REV1 Class D†	4.30%		7/15/2030	825,000	759,803
Avant Loans Funding Trust Series 2022-REV1 Class A†	6.54%		9/15/2031	4,862,000	4,850,009
Bain Capital Credit CLO Ltd. Series 2023-4A Class D†	10.423% (3 mo. USD Term SOFR + 5.00%	)#	10/21/2036	3,170,000	3,195,281
Bain Capital Credit CLO Series 2018-2A Class A1†	6.738% (3 mo. USD Term SOFR + 1.34%	)#	7/19/2031	1,322,213	1,318,577
Ballyrock CLO Ltd. Series 2023-23A Class A1†	7.358% (3 mo. USD Term SOFR + 1.98%	)#	4/25/2036	2,950,000	2,959,473
Ballyrock CLO Ltd. Series 2023-25A Class A2†(a)	Zero Coupon		1/25/2036	3,000,000	3,000,000
Barings CLO Ltd. Series 2019-3A Class A1R†	6.747% (3 mo. USD Term SOFR + 1.33%	)#	4/20/2031	500,000	499,275
Benefit Street Partners CLO XVII Ltd. Series 2019-17A Class AR†	6.736% (3 mo. USD Term SOFR + 1.34%	)#	7/15/2032	3,250,000	3,232,372
BlueMountain CLO Ltd. Series 2013-2A Class A1R†	6.854% (3 mo. USD Term SOFR + 1.44%	)#	10/22/2030	1,381,172	1,384,348
BlueMountain CLO XXXI Ltd. Series 2021-31A Class A1†	6.808% (3 mo. USD Term SOFR + 1.41%	)#	4/19/2034	2,010,000	1,987,465
Carlyle Global Market Strategies CLO Ltd. Series 2012-3A Class A1A2†	6.836% (3 mo. USD Term SOFR + 1.44%	)#	1/14/2032	1,650,415	1,650,002
Carlyle Global Market Strategies CLO Ltd. Series 2014-3RA Class A1A†	6.699% (3 mo. USD Term SOFR + 1.31%	)#	7/27/2031	1,912,754	1,909,338
Cedar Funding V CLO Ltd. Series 2016-5A Class A1R†	6.764% (3 mo. USD Term SOFR + 1.36%	)#	7/17/2031	700,000	698,933

See Notes to Financial Statements.	95

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
CIFC Funding Ltd. 2021-1A Class B†	7.19% (3 mo. USD Term SOFR + 1.81%	)#	4/25/2033		$1,620,000	$1,598,766
CIFC Funding Ltd. Series 2014-5A Class A1R2†	6.864% (3 mo. USD Term SOFR + 1.46%	)#	10/17/2031		410,000	409,677
Dryden 113 CLO Ltd. Series 2022-113A Class BR†	7.666% (3 mo. USD Term SOFR + 2.25%	)#	10/20/2035		3,030,000	3,037,280
Elmwood CLO Ltd. Series 2023-3A Class B†(a)	Zero Coupon		12/11/2033		2,930,000	2,930,000
Fairstone Financial Issuance Trust I Series 2020-1A Class D†(b)	6.873%		10/20/2039	CAD	781,000	532,653
Galaxy XXVIII CLO Ltd. Series 2018-28A Class A2†	6.956% (3 mo. USD Term SOFR + 1.56%	)#	7/15/2031		$2,676,121	2,666,313
Generate CLO 2 Ltd. Series 2A Class AR†	6.824% (3 mo. USD Term SOFR + 1.41%	)#	1/22/2031		232,342	231,863
GoldenTree Loan Management U.S. CLO Ltd. Series 2022-16A Class BR†(a)	Zero Coupon		1/20/2034		3,460,000	3,460,000
Jamestown CLO VI-R Ltd. Series 2018-6RA Class A1†	6.79% (3 mo. USD Term SOFR + 1.41%	)#	4/25/2030		331,124	330,552
Lending Funding Trust Series 2020-2A Class A†	2.32%		4/21/2031		3,000,000	2,712,395
Lendmark Funding Trust Series 2021-1A Class A†	5.12%		7/20/2032		1,500,000	1,475,375
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.875% (30 day USD SOFR Average + 1.55%	)#	1/17/2037		1,530,000	1,501,312
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029		3,676,374	3,664,426
Magnetite VII Ltd. Series 2012-7A Class A1R2†	6.456% (3 mo. USD Term SOFR + 1.06%	)#	1/15/2028		1,001,042	999,216
Magnetite XXXIX Ltd. Series 2023-39A Class B†	7.535% (3 mo. USD Term SOFR + 2.15%	)#	10/25/2033		4,560,000	4,553,594
Marble Point CLO XVII Ltd. Series 2020-1A Class A†	6.977% (3 mo. USD Term SOFR + 1.56%	)#	4/20/2033		428,920	425,116
Mariner Finance Issuance Trust Series 2021-BA Class E†	4.68%		11/20/2036		400,000	314,160
Marlette Funding Trust Series 2021-3A Class B†	1.30%		12/15/2031		622,802	612,376
ME Funding LLC Series 2019-1 Class A2†	6.448%		7/30/2049		3,188,160	3,139,026
MF1 LLC Series 2022-FL9 Class A†	7.483% (1 mo. USD Term SOFR + 2.15%	)#	6/19/2037		2,777,000	2,774,431

96	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
MF1 Ltd. Series 2022-FL8 Class A†	6.683% (1 mo. USD Term SOFR + 1.35%	)#	2/19/2037	$1,900,000	$1,859,600
Mountain View CLO LLC Series 2017-1A Class BR†	7.406% (3 mo. USD Term SOFR + 2.01%	)#	10/16/2029	250,000	249,806
Neuberger Berman CLO XVII Ltd. Seires 2014-17A Class BR2†	7.174% (3 mo. USD Term SOFR + 1.76%	)#	4/22/2029	3,330,000	3,302,441
OneMain Financial Issuance Trust Series 2018-2A Class A†	3.57%		3/14/2033	45,351	44,904
OneMain Financial Issuance Trust Series 2020-2A Class D†	3.45%		9/14/2035	280,000	244,151
Orange Lake Timeshare Trust Series 2019-A Class A†	3.06%		4/9/2038	9,781	9,442
Post Road Equipment Finance Series 2021-1 Class A2†	4.88%		11/15/2028	1,674,000	1,648,142
RAD CLO 6 Ltd. Series 2019-6A Class A1†	7.057% (3 mo. USD Term SOFR + 1.64%	)#	1/20/2033	5,490,000	5,497,093
Ready Capital Mortgage Financing LLC Series 2023-FL12 Class A†	7.678% (1 mo. USD Term SOFR + 2.34%	)#	5/25/2038	3,335,413	3,336,531
Rockford Tower CLO Ltd. Series 2018-1A Class A†	6.729% (3 mo. USD Term SOFR + 1.36%	)#	5/20/2031	918,311	917,622
Romark CLO Ltd. Series 2017-1A Class A2R†	7.324% (3 mo. USD Term SOFR + 1.91%	)#	10/23/2030	830,000	825,483
RR Ltd. Series 2022-24A Class A2R†(a)	Zero Coupon		1/15/2036	3,410,000	3,410,000
SCF Equipment Leasing LLC Series 2019-2A Class B†	2.76%		8/20/2026	1,233,154	1,222,653
SCF Equipment Leasing LLC Series 2019-2A Class C†	3.11%		6/21/2027	6,250,000	6,098,512
SCF Equipment Leasing LLC Series 2021-1A Class E†	3.56%		8/20/2032	2,252,000	2,077,149
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	4,465,808	4,049,109
Signal Peak CLO Ltd. Series 2020-8A Class A†	6.947% (3 mo. USD Term SOFR + 1.53%	)#	4/20/2033	2,000,000	1,996,091
Sunrun Demeter Issuer LLC Series 2021-2A Class A†	2.27%		1/30/2057	627,530	519,428
THL Credit Wind River CLO Ltd. Series 2013-2A Class AR2†	6.657% (3 mo. USD Term SOFR + 1.26%	)#	10/18/2030	3,501,611	3,494,182
TICP CLO IX Ltd. Series 2017-9A Class A†	6.817% (3 mo. USD Term SOFR + 1.40%	)#	1/20/2031	1,203,788	1,204,956
TRTX Issuer Ltd. Series 2019-FL3 Class C†	7.544% (1 mo. USD Term SOFR + 2.21%	)#	10/15/2034	411,000	389,251

See Notes to Financial Statements.	97

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Upstart Securitization Trust Series 2021-2 Class B†	1.75%		6/20/2031	$202,273	$200,621
Valley Stream Park CLO Ltd. Series 2022-1A Class BR†	7.666% (3 mo. USD Term SOFR + 2.25%	)#	10/20/2034	2,860,000	2,862,405
Voya CLO Ltd. Series 2018-1 Class A2†	6.958% (3 mo. USD Term SOFR + 1.56%	)#	4/19/2031	1,990,000	1,959,295
Voya CLO Ltd. Series 2017-4 Class A1†	6.786% (3 mo. USD Term SOFR + 1.39%	)#	10/15/2030	3,085,688	3,081,309
Total					149,910,892

Rec Vehicle Loan 0.32%
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	871,772	862,832
Octane Receivables Trust Series 2022-2A Class B†	5.85%		7/20/2028	3,828,000	3,791,765
Total					4,654,597
Total Asset-Backed Securities (cost $236,465,599)					235,518,270

CORPORATE BONDS 61.75%

Aerospace/Defense 1.04%
Bombardier, Inc. (Canada)†(c)	6.00%		2/15/2028	2,762,000	2,605,784
HEICO Corp.	5.35%		8/1/2033	2,117,000	2,070,631
L3Harris Technologies, Inc.	5.40%		7/31/2033	4,595,000	4,583,424
Spirit AeroSystems, Inc.†	9.75%		11/15/2030	1,753,000	1,848,204
TransDigm, Inc.	4.625%		1/15/2029	1,421,000	1,283,113
Triumph Group, Inc.	7.75%		8/15/2025	1,486,000	1,457,766
Triumph Group, Inc.†	9.00%		3/15/2028	1,284,000	1,319,671
Total					15,168,593

Agriculture 1.04%
BAT Capital Corp.	3.222%		8/15/2024	3,442,000	3,377,779
BAT Capital Corp.	6.343%		8/2/2030	5,430,000	5,578,409
Philip Morris International, Inc.	5.625%		11/17/2029	2,149,000	2,184,267
Viterra Finance BV (Netherlands)†(c)	3.20%		4/21/2031	1,208,000	1,004,618
Viterra Finance BV (Netherlands)†(c)	4.90%		4/21/2027	3,013,000	2,929,112
Total					15,074,185

Airlines 0.55%
Air Canada (Canada)†(c)	3.875%		8/15/2026	2,263,000	2,113,759
American Airlines, Inc.†	7.25%		2/15/2028	2,214,000	2,188,460

98	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines (continued)
Azul Secured Finance LLP†	11.93%		8/28/2028	$655,000	$663,984
British Airways Pass-Through Trust (United Kingdom)†(c)	4.25%		5/15/2034	638,775	577,813
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.†	5.75%		1/20/2026	949,000	755,870
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(c)	7.875%		5/1/2027	1,956,000	1,654,180
Total					7,954,066

Apparel 0.14%
Tapestry, Inc.	7.00%		11/27/2026	2,065,000	2,087,876

Auto Manufacturers 0.70%
Ford Motor Credit Co. LLC	5.125%		6/16/2025	5,000,000	4,889,669
Nissan Motor Acceptance Co. LLC†	1.125%		9/16/2024	5,475,000	5,251,236
Total					10,140,905

Auto Parts & Equipment 0.39%
Dornoch Debt Merger Sub, Inc.†	6.625%		10/15/2029	1,617,000	1,381,242
Goodyear Tire & Rubber Co.	5.00%		7/15/2029	3,161,000	2,885,941
Tenneco, Inc.†	8.00%		11/17/2028	1,705,000	1,405,184
Total					5,672,367

Banks 15.00%
ABN AMRO Bank NV (Netherlands)†(c)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	1,000,000	756,191
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	7,537,000	6,483,270
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	6,000,000	4,876,713
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	497,000	480,302
Bank of America Corp.	3.458% (3 mo. USD Term SOFR + 1.23%	)#	3/15/2025	7,485,000	7,427,252
Bank of America Corp.	3.593% (3 mo. USD Term SOFR + 1.63%	)#	7/21/2028	3,956,000	3,694,329
Bank of America Corp.	3.97% (3 mo. USD Term SOFR + 1.33%	)#	3/5/2029	5,514,000	5,168,574
Bank of New York Mellon Corp.	4.596% (SOFR + 1.76%	)#	7/26/2030	1,601,000	1,539,259
Bank of New York Mellon Corp.	4.967% (SOFR + 1.61%	)#	4/26/2034	3,000,000	2,859,857

See Notes to Financial Statements.	99

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BankUnited, Inc.	5.125%		6/11/2030	$1,300,000	$1,141,083
Barclays PLC (United Kingdom)(c)	6.496% (SOFR + 1.88%	)#	9/13/2027	5,420,000	5,466,785
BNP Paribas SA (France)†(c)	2.219% (SOFR + 2.07%	)#	6/9/2026	4,192,000	3,964,781
BNP Paribas SA (France)†(c)	4.375% (5 yr. USD Swap + 1.48%	)#	3/1/2033	1,500,000	1,357,745
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	2,000,000	1,677,387
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025	5,000,000	4,946,172
Citigroup, Inc.	3.887% (3 mo. USD Term SOFR + 1.82%	)#	1/10/2028	4,150,000	3,950,274
Citigroup, Inc.	3.98% (3 mo. USD Term SOFR + 1.60%	)#	3/20/2030	3,263,000	3,014,388
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	394,000	390,443
Citigroup, Inc.	6.174% (SOFR + 2.66%	)#	5/25/2034	5,733,000	5,691,109
Citizens Bank NA	4.119% (SOFR + 1.40%	)#	5/23/2025	3,212,000	3,101,307
Danske Bank AS (Denmark)†(c)	3.773% (1 yr. CMT + 1.45%	)#	3/28/2025	5,247,000	5,203,293
Danske Bank AS (Denmark)†(c)	4.375%		6/12/2028	4,000,000	3,779,983
Danske Bank AS (Denmark)†(c)	5.375%		1/12/2024	7,000,000	6,991,223
Danske Bank AS (Denmark)†(c)	6.259% (1 yr. CMT + 1.18%	)#	9/22/2026	7,308,000	7,360,382
Discover Bank	5.974% (5 yr. USD SOFR ICE Swap Rate + 1.73%	)#	8/9/2028	1,475,000	1,371,006
First-Citizens Bank & Trust Co.	2.969% (3 mo. USD Term SOFR + 1.72%	)#	9/27/2025	2,652,000	2,572,701
Goldman Sachs Group, Inc.	2.383% (SOFR + 1.25%	)#	7/21/2032	2,450,000	1,930,068
Goldman Sachs Group, Inc.	3.272% (3 mo. USD Term SOFR + 1.46%	)#	9/29/2025	4,081,000	3,991,458
HSBC Holdings PLC (United Kingdom)(c)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	5,000,000	4,967,285
Intesa Sanpaolo SpA (Italy)†(c)	6.625%		6/20/2033	4,863,000	4,765,987
JPMorgan Chase & Co.	2.58% (3 mo. USD Term SOFR + 1.25%	)#	4/22/2032	192,000	156,992

100	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
JPMorgan Chase & Co.	2.739% (3 mo. USD Term SOFR + 1.51%	)#	10/15/2030	$7,441,000	$6,420,993
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	7,723,000	6,384,144
M&T Bank Corp.	5.053% (SOFR + 1.85%	)#	1/27/2034	2,336,000	2,095,240
Macquarie Bank Ltd. (Australia)†(c)	3.624%		6/3/2030	2,196,000	1,841,700
Macquarie Group Ltd. (Australia)†(c)	2.691% (SOFR + 1.44%	)#	6/23/2032	980,000	769,503
Macquarie Group Ltd. (Australia)†(c)	4.654% (3 mo. USD LIBOR + 1.73%	)#	3/27/2029	2,143,000	2,023,904
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	5.541% (1 yr. CMT + 1.50%	)#	4/17/2026	1,447,000	1,441,009
Morgan Stanley	4.00%		7/23/2025	3,795,000	3,708,414
Morgan Stanley	4.21% (SOFR + 1.61%	)#	4/20/2028	1,303,000	1,251,758
Morgan Stanley	4.431% (3 mo. USD Term SOFR + 1.89%	)#	1/23/2030	8,988,000	8,536,117
NatWest Group PLC (United Kingdom)(c)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	9,777,000	9,716,326
NatWest Group PLC (United Kingdom)(c)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	6,000,000	5,977,930
NatWest Group PLC (United Kingdom)(c)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026	2,604,000	2,670,340
Royal Bank of Canada (Canada)(c)	6.00%		11/1/2027	1,391,000	1,429,656
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	2,358,000	2,127,917
Toronto-Dominion Bank (Canada)(c)	4.456%		6/8/2032	3,388,000	3,149,280
U.S. Bancorp	4.839% (SOFR + 1.60%	)#	2/1/2034	1,373,000	1,257,855
U.S. Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	1,849,000	1,655,345
UBS AG (Switzerland)(c)	5.125%		5/15/2024	3,045,000	3,014,474
UBS Group AG (Switzerland)†(c)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	8,000,000	7,109,409
UBS Group AG (Switzerland)†(c)	2.746% (1 yr. CMT + 1.10%	)#	2/11/2033	4,312,000	3,365,150
UBS Group AG (Switzerland)†(c)	5.711% (1 yr. CMT + 1.55%	)#	1/12/2027	6,945,000	6,915,656

See Notes to Financial Statements.	101

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
UBS Group AG (Switzerland)†(c)	6.442% (SOFR + 3.70%	)#	8/11/2028	$5,490,000	$5,581,726
Wells Fargo & Co.	2.164% (3 mo. USD Term SOFR + 1.01%	)#	2/11/2026	2,014,000	1,923,848
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	2,358,000	2,242,109
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	3,000,000	2,697,102
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	2,457,000	2,057,663
Wells Fargo & Co.	5.389% (SOFR + 2.02%	)#	4/24/2034	5,000,000	4,812,224
Wells Fargo & Co.	5.574% (SOFR + 1.74%	)#	7/25/2029	2,255,000	2,252,469
Western Alliance Bancorp	3.00% (3 mo. USD Term SOFR + 2.25%	)#	6/15/2031	1,200,000	969,708
Yapi ve Kredi Bankasi AS (Turkey)†(c)	9.25%		10/16/2028	1,400,000	1,443,260
Total					217,919,828

Beverages 0.73%
Bacardi Ltd./Bacardi-Martini BV†	5.40%		6/15/2033	6,000,000	5,823,919
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(c)	5.25%		4/27/2029	2,340,000	2,136,724
Constellation Brands, Inc.	3.15%		8/1/2029	2,964,000	2,667,503
Total					10,628,146

Biotechnology 0.02%
Baxalta, Inc.	4.00%		6/23/2025	311,000	304,072

Building Materials 0.81%
Carrier Global Corp.†	5.90%		3/15/2034	1,347,000	1,386,798
Eco Material Technologies, Inc.†	7.875%		1/31/2027	3,007,000	2,958,267
Emerald Debt Merger Sub LLC†	6.625%		12/15/2030	1,368,000	1,366,290
Smyrna Ready Mix Concrete LLC†	6.00%		11/1/2028	3,064,000	2,914,474
Standard Industries, Inc.†	4.375%		7/15/2030	2,635,000	2,312,153
Summit Materials LLC/Summit Materials Finance Corp.†(a)	7.25%		1/15/2031	794,000	799,851
Total					11,737,833

Chemicals 1.21%
Celanese U.S. Holdings LLC	6.05%		3/15/2025	6,104,000	6,116,243
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	1,487,000	1,365,363

102	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Chemicals (continued)
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	$4,782,000	$4,368,549
OCP SA (Malaysia)†(c)	3.75%		6/23/2031	2,230,000	1,848,737
Olympus Water U.S. Holding Corp.†	9.75%		11/15/2028	1,450,000	1,493,216
Rain Carbon, Inc.†	12.25%		9/1/2029	2,232,000	2,279,430
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025	57,000	54,908
Total					17,526,446

Coal 0.16%
SunCoke Energy, Inc.†	4.875%		6/30/2029	2,650,000	2,282,115

Commercial Services 0.61%
Adani Ports & Special Economic Zone Ltd. (India)(c)	4.00%		7/30/2027	2,900,000	2,497,131
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL (Luxembourg)†(c)	4.625%		6/1/2028	3,425,000	2,975,932
Garda World Security Corp. (Canada)†(c)	7.75%		2/15/2028	1,325,000	1,338,767
JSW Infrastructure Ltd. (India)(c)	4.95%		1/21/2029	2,300,000	2,043,230
Total					8,855,060

Computers 0.88%
Booz Allen Hamilton, Inc.†	3.875%		9/1/2028	5,113,000	4,705,264
Leidos, Inc.	5.75%		3/15/2033	3,641,000	3,627,969
McAfee Corp.†	7.375%		2/15/2030	2,522,000	2,180,657
Seagate HDD Cayman (Cayman Islands)†(c)	8.50%		7/15/2031	2,093,000	2,238,373
Total					12,752,263

Diversified Financial Services 3.50%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	1.75%		10/29/2024	7,000,000	6,728,635
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024	1,050,000	1,048,407
Aircastle Ltd.†	2.85%		1/26/2028	4,169,000	3,630,736
American Express Co.	6.489% (SOFR + 1.94%	)#	10/30/2031	532,000	560,325
Aviation Capital Group LLC†	1.95%		1/30/2026	131,000	119,534
Aviation Capital Group LLC†	5.50%		12/15/2024	4,000,000	3,953,970
Aviation Capital Group LLC†	6.375%		7/15/2030	3,178,000	3,139,083
Avolon Holdings Funding Ltd. (Ireland)†(c)	2.125%		2/21/2026	2,000,000	1,821,128
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026	11,371,000	10,818,582
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%		5/15/2024	5,596,000	5,559,836
LPL Holdings, Inc.†	4.00%		3/15/2029	6,002,000	5,358,573
Navient Corp.	5.50%		3/15/2029	3,567,000	3,120,868

See Notes to Financial Statements.	103

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	$2,196,000	$2,076,528
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	303,000	233,428
OneMain Finance Corp.	6.625%		1/15/2028	2,354,000	2,289,932
Park Aerospace Holdings Ltd. (Ireland)†(c)	5.50%		2/15/2024	382,000	380,978
Total					50,840,543

Electric 5.35%
AEP Texas, Inc.	5.40%		6/1/2033	1,516,000	1,480,852
American Transmission Systems, Inc.†	2.65%		1/15/2032	37,000	30,024
Ausgrid Finance Pty. Ltd. (Australia)†(c)	4.35%		8/1/2028	772,000	731,468
Calpine Corp.†	5.125%		3/15/2028	2,252,000	2,121,154
Constellation Energy Generation LLC	5.80%		3/1/2033	5,500,000	5,536,765
Constellation Energy Generation LLC	6.25%		10/1/2039	2,500,000	2,520,104
Duke Energy Indiana LLC	5.40%		4/1/2053	1,820,000	1,724,776
Electricite de France SA (France)†(c)	6.25%		5/23/2033	5,000,000	5,169,515
Entergy Corp.	0.90%		9/15/2025	4,675,000	4,299,799
Eskom Holdings SOC Ltd. (South Africa)†(c)	7.125%		2/11/2025	1,100,000	1,097,626
Indiana Michigan Power Co.	5.625%		4/1/2053	1,317,000	1,288,358
Indianapolis Power & Light Co.†	5.65%		12/1/2032	3,849,000	3,866,574
IPALCO Enterprises, Inc.	4.25%		5/1/2030	6,640,000	5,940,138
Minejesa Capital BV (Netherlands)†(c)	4.625%		8/10/2030	3,330,000	3,101,063
National Grid PLC (United Kingdom)(c)	5.809%		6/12/2033	3,995,000	4,012,952
NRG Energy, Inc.†	3.375%		2/15/2029	1,795,000	1,537,780
NRG Energy, Inc.†	4.45%		6/15/2029	3,250,000	2,954,003
Oglethorpe Power Corp.	5.95%		11/1/2039	2,000,000	1,952,515
Oklahoma Gas & Electric Co.	5.40%		1/15/2033	1,982,000	1,981,850
Oncor Electric Delivery Co. LLC†	5.65%		11/15/2033	2,841,000	2,917,880
Palomino Funding Trust I†	7.233%		5/17/2028	3,939,000	4,056,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(c)	3.00%		6/30/2030	2,575,000	2,203,958
PG&E Corp.	5.00%		7/1/2028	1,506,000	1,433,762
Southern Co.	4.475%	(d)	8/1/2024	6,523,000	6,453,472
Talen Energy Supply LLC†	8.625%		6/1/2030	2,524,000	2,645,849
Vistra Operations Co. LLC†	5.125%		5/13/2025	3,728,000	3,671,624
Vistra Operations Co. LLC†	7.75%		10/15/2031	2,965,000	3,037,284
Total					77,767,145

104	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electronics 0.24%
Trimble, Inc.	6.10%	3/15/2033	$3,500,000	$3,551,786

Energy-Alternate Sources 0.22%
Empresa Generadora de Electricidad Haina SA (Dominican Republic)†(c)	5.625%	11/8/2028	2,000,000	1,737,020
Greenko Dutch BV (Netherlands)†(c)	3.85%	3/29/2026	1,591,925	1,455,218
Total				3,192,238

Engineering & Construction 0.83%
Cellnex Finance Co. SA (Spain)†(c)	3.875%	7/7/2041	4,096,000	2,966,528
Fluor Corp.	4.25%	9/15/2028	1,015,000	948,984
Jacobs Engineering Group, Inc.	5.90%	3/1/2033	6,000,000	5,848,914
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028	2,521,000	2,312,221
Total				12,076,647

Entertainment 0.68%
Caesars Entertainment, Inc.†	4.625%	10/15/2029	1,525,000	1,341,024
Cinemark USA, Inc.†	5.875%	3/15/2026	1,303,000	1,265,187
Jacobs Entertainment, Inc.†	6.75%	2/15/2029	1,733,000	1,554,284
Penn Entertainment, Inc.†	4.125%	7/1/2029	1,089,000	904,916
Warnermedia Holdings, Inc.	3.788%	3/15/2025	5,000,000	4,874,444
Total				9,939,855

Environmental Control 0.36%
Enviri Corp.†	5.75%	7/31/2027	1,707,000	1,487,497
Madison IAQ LLC†	5.875%	6/30/2029	1,617,000	1,357,844
Veralto Corp.†	5.45%	9/18/2033	2,334,000	2,322,329
Total				5,167,670

Food 0.20%
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030	431,000	386,282
NBM U.S. Holdings, Inc.	7.00%	5/14/2026	1,400,000	1,389,325
Post Holdings, Inc.†	4.625%	4/15/2030	1,250,000	1,117,577
Total				2,893,184

Gas 1.22%
CenterPoint Energy Resources Corp.	1.75%	10/1/2030	4,513,000	3,614,940
East Ohio Gas Co.†	1.30%	6/15/2025	2,649,000	2,482,563
ENN Clean Energy International Investment Ltd.†	3.375%	5/12/2026	2,250,000	2,086,836
National Fuel Gas Co.	3.95%	9/15/2027	3,036,000	2,823,681
National Fuel Gas Co.	5.50%	1/15/2026	1,308,000	1,306,788

See Notes to Financial Statements.	105

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Gas (continued)
NiSource, Inc.	2.95%	9/1/2029	$3,977,000	$3,521,443
Southwest Gas Corp.	4.05%	3/15/2032	2,156,000	1,923,507
Total				17,759,758

Hand/Machine Tools 0.34%
Regal Rexnord Corp.†	6.05%	2/15/2026	5,000,000	4,992,699

Health Care-Products 0.33%
GE HealthCare Technologies, Inc.	5.65%	11/15/2027	4,744,000	4,806,733

Health Care-Services 1.99%
Centene Corp.	2.45%	7/15/2028	2,700,000	2,342,311
Centene Corp.	3.375%	2/15/2030	8,000,000	6,923,583
Centene Corp.	4.25%	12/15/2027	962,000	908,922
CHS/Community Health Systems, Inc.†	5.625%	3/15/2027	2,033,000	1,816,168
DaVita, Inc.†	4.625%	6/1/2030	1,647,000	1,393,337
Elevance Health, Inc.	2.25%	5/15/2030	193,000	161,852
HCA, Inc.	5.50%	6/1/2033	5,205,000	5,120,070
Heartland Dental LLC/Heartland Dental Finance Corp.†	10.50%	4/30/2028	1,386,000	1,408,522
Humana, Inc.	5.875%	3/1/2033	5,000,000	5,125,331
LifePoint Health, Inc.†	9.875%	8/15/2030	1,485,000	1,445,944
Molina Healthcare, Inc.†	3.875%	11/15/2030	537,000	466,771
Tenet Healthcare Corp.	6.125%	10/1/2028	1,875,000	1,819,519
Total				28,932,330

Holding Companies-Diversified 0.15%
Benteler International AG (Austria)†(c)	10.50%	5/15/2028	2,099,000	2,163,311

Housewares 0.20%
Newell Brands, Inc.	6.375%	9/15/2027	2,939,000	2,877,218

Insurance 1.35%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	10/15/2027	1,507,000	1,446,720
Assurant, Inc.	2.65%	1/15/2032	515,000	398,936
Assurant, Inc.	3.70%	2/22/2030	312,000	271,571
F&G Global Funding†	5.15%	7/7/2025	1,250,000	1,223,687
GA Global Funding Trust†	3.85%	4/11/2025	4,577,000	4,459,559
Jackson National Life Global Funding†	5.50%	1/9/2026	5,281,000	5,235,423
Jones Deslauriers Insurance Management, Inc. (Canada)†(c)	8.50%	3/15/2030	2,038,000	2,105,692

106	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Insurance (continued)
Metropolitan Life Global Funding I†	4.05%	8/25/2025	$558,000	$545,410
New York Life Global Funding†	4.55%	1/28/2033	3,554,000	3,386,866
Protective Life Corp.	8.45%	10/15/2039	393,000	466,392
Total				19,540,256

Internet 0.66%
EquipmentShare.com, Inc.†	9.00%	5/15/2028	3,009,000	2,967,626
Gen Digital, Inc.†	7.125%	9/30/2030	2,191,000	2,240,124
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	4.75%	4/30/2027	1,490,000	1,364,640
Prosus NV (Netherlands)†(c)	3.257%	1/19/2027	3,370,000	3,056,926
Total				9,629,316

Iron-Steel 0.12%
Carpenter Technology Corp.	6.375%	7/15/2028	331,000	325,486
U.S. Steel Corp.	6.875%	3/1/2029	1,431,000	1,423,459
Total				1,748,945

Leisure Time 0.62%
Carnival Corp.†	6.00%	5/1/2029	3,310,000	3,047,837
Lindblad Expeditions Holdings, Inc.†	9.00%	5/15/2028	1,307,000	1,319,936
NCL Corp. Ltd.†	5.875%	2/15/2027	1,289,000	1,249,157
Royal Caribbean Cruises Ltd.†	5.375%	7/15/2027	1,992,000	1,918,116
Royal Caribbean Cruises Ltd.†	7.25%	1/15/2030	1,436,000	1,463,851
Total				8,998,897

Lodging 0.02%
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	364,000	342,858

Machinery-Diversified 0.46%
Maxim Crane Works Holdings Capital LLC†	11.50%	9/1/2028	1,477,000	1,476,631
nVent Finance SARL (Luxembourg)(c)	4.55%	4/15/2028	5,416,000	5,163,160
Total				6,639,791

Media 1.01%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	2,600,000	2,277,071
Charter Communications Operating LLC/Charter Communications Operating Capital	4.908%	7/23/2025	2,772,000	2,727,224
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.†	5.875%	8/15/2027	2,484,000	2,237,702
DISH Network Corp.†	11.75%	11/15/2027	1,393,000	1,384,423
FactSet Research Systems, Inc.	3.45%	3/1/2032	3,397,000	2,894,951

See Notes to Financial Statements.	107

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Media (continued)
Gray Escrow II, Inc.†	5.375%	11/15/2031	$2,422,000	$1,728,895
Nexstar Media, Inc.†	4.75%	11/1/2028	1,665,000	1,475,320
Total				14,725,586

Mining 0.72%
FMG Resources August 2006 Pty. Ltd. (Australia)†(c)	4.375%	4/1/2031	2,438,000	2,128,915
Glencore Funding LLC†	4.875%	3/12/2029	2,283,000	2,215,344
Glencore Funding LLC†	6.375%	10/6/2030	1,373,000	1,420,571
Hecla Mining Co.	7.25%	2/15/2028	2,021,000	1,999,515
Novelis Corp.†	3.875%	8/15/2031	1,414,000	1,191,183
WE Soda Investments Holding PLC (United Kingdom)†(c)	9.50%	10/6/2028	1,530,000	1,553,562
Total				10,509,090

Miscellaneous Manufacturing 0.29%
Calderys Financing LLC (France)†(c)	11.25%	6/1/2028	2,046,000	2,088,086
LSB Industries, Inc.†	6.25%	10/15/2028	2,285,000	2,131,454
Total				4,219,540

Oil & Gas 6.35%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	1,583,000	1,592,427
Antero Resources Corp.†	5.375%	3/1/2030	2,334,000	2,187,904
Apache Corp.	4.25%	1/15/2030	4,934,000	4,487,004
Ascent Resources Utica Holdings LLC/ARU Finance Corp.†	8.25%	12/31/2028	1,416,000	1,418,506
Baytex Energy Corp. (Canada)†(c)	8.75%	4/1/2027	2,768,000	2,841,717
Berry Petroleum Co. LLC†	7.00%	2/15/2026	1,508,000	1,448,283
Borr IHC Ltd./Borr Finance LLC†	10.00%	11/15/2028	1,455,000	1,478,644
Callon Petroleum Co.†	8.00%	8/1/2028	1,264,000	1,282,730
CITGO Petroleum Corp.†	8.375%	1/15/2029	1,500,000	1,513,668
Civitas Resources, Inc.†	8.375%	7/1/2028	2,790,000	2,860,980
CNX Resources Corp.†	6.00%	1/15/2029	2,224,000	2,122,680
Comstock Resources, Inc.†	6.75%	3/1/2029	3,257,000	3,002,079
Continental Resources, Inc.†	5.75%	1/15/2031	9,300,000	9,030,614
Crescent Energy Finance LLC†	9.25%	2/15/2028	2,794,000	2,889,820
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(c)	8.50%	10/1/2030	1,449,000	1,454,503
Ecopetrol SA (Colombia)(c)	8.625%	1/19/2029	1,346,000	1,396,287
EQT Corp.	7.00%	2/1/2030	6,000,000	6,300,180
Gulfport Energy Corp.†	8.00%	5/17/2026	1,253,517	1,269,982

108	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	2/1/2029	$2,384,000	$2,242,390
Medco Maple Tree Pte. Ltd. (Singapore)†(c)	8.96%	4/27/2029	2,050,000	2,039,252
Occidental Petroleum Corp.	6.45%	9/15/2036	1,200,000	1,229,940
Occidental Petroleum Corp.	6.625%	9/1/2030	3,867,000	4,003,621
Ovintiv, Inc.	6.50%	2/1/2038	3,000,000	2,953,144
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	4,152,000	3,848,690
PBF Holding Co. LLC/PBF Finance Corp.	6.00%	2/15/2028	3,080,000	2,961,513
PDC Energy, Inc.	5.75%	5/15/2026	3,566,000	3,553,787
Permian Resources Operating LLC†	8.00%	4/15/2027	1,556,000	1,590,705
Petroleos Mexicanos (Mexico)(c)	6.70%	2/16/2032	4,377,000	3,420,042
Precision Drilling Corp. (Canada)†(c)	6.875%	1/15/2029	1,795,000	1,697,708
Range Resources Corp.	8.25%	1/15/2029	1,326,000	1,375,234
Rockcliff Energy II LLC†	5.50%	10/15/2029	1,254,000	1,165,396
SM Energy Co.	6.75%	9/15/2026	1,500,000	1,481,541
Sunoco LP/Sunoco Finance Corp.†	7.00%	9/15/2028	1,460,000	1,473,685
Transocean, Inc.†	8.00%	2/1/2027	2,209,000	2,116,719
Valaris Ltd.†	8.375%	4/30/2030	1,396,000	1,405,612
Vermilion Energy, Inc. (Canada)†(c)	6.875%	5/1/2030	2,925,000	2,777,071
Vital Energy, Inc.	9.50%	1/15/2025	199,000	199,918
Vital Energy, Inc.	9.75%	10/15/2030	2,168,000	2,174,439
Total				92,288,415

Oil & Gas Services 0.36%
Enerflex Ltd. (Canada)†(c)	9.00%	10/15/2027	1,606,000	1,513,494
NOV, Inc.	3.60%	12/1/2029	2,450,000	2,193,697
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	1,523,000	1,504,763
Total				5,211,954

Packaging & Containers 0.50%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(c)	4.125%	8/15/2026	1,575,000	1,394,584
LABL, Inc.†	9.50%	11/1/2028	2,060,000	1,990,478
Mauser Packaging Solutions Holding Co.†	7.875%	8/15/2026	1,350,000	1,342,287
Mauser Packaging Solutions Holding Co.†	9.25%	4/15/2027	1,600,000	1,457,698
Owens-Brockway Glass Container, Inc.†	6.625%	5/13/2027	1,120,000	1,109,349
Total				7,294,396

Pharmaceuticals 1.48%
180 Medical, Inc.†	3.875%	10/15/2029	866,000	755,793
Bayer U.S. Finance II LLC†	4.25%	12/15/2025	4,694,000	4,524,696

See Notes to Financial Statements.	109

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pharmaceuticals (continued)
Bayer U.S. Finance LLC†	6.375%	11/21/2030	$2,557,000	$2,551,041
BellRing Brands, Inc.†	7.00%	3/15/2030	1,124,000	1,144,052
Cigna Group	2.40%	3/15/2030	3,455,000	2,931,185
CVS Health Corp.	1.75%	8/21/2030	1,745,000	1,395,987
CVS Health Corp.	3.25%	8/15/2029	6,050,000	5,447,336
CVS Health Corp.	5.05%	3/25/2048	3,050,000	2,676,382
Total				21,426,472

Pipelines 1.85%
Cheniere Energy Partners LP	3.25%	1/31/2032	1,700,000	1,400,637
Columbia Pipeline Group, Inc.	4.50%	6/1/2025	2,026,000	1,991,092
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%	6/1/2028	2,355,000	2,220,647
EIG Pearl Holdings SARL (Luxembourg)†(c)	3.545%	8/31/2036	3,600,000	3,004,682
Enbridge, Inc. (Canada)(c)	6.20%	11/15/2030	1,573,000	1,635,989
EQM Midstream Partners LP†	7.50%	6/1/2030	2,804,000	2,895,640
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)(c)	2.16%	3/31/2034	3,610,120	3,059,575
Kinder Morgan Energy Partners LP	4.25%	9/1/2024	1,129,000	1,116,411
NGPL PipeCo LLC†	3.25%	7/15/2031	600,000	495,866
NGPL PipeCo LLC†	4.875%	8/15/2027	3,500,000	3,367,210
Northriver Midstream Finance LP (Canada)†(c)	5.625%	2/15/2026	256,000	249,165
Sabine Pass Liquefaction LLC	5.625%	3/1/2025	1,912,000	1,910,929
Venture Global LNG, Inc.†	8.375%	6/1/2031	3,633,000	3,582,515
Total				26,930,358

Real Estate 0.26%
Cushman & Wakefield U.S. Borrower LLC†	6.75%	5/15/2028	1,507,000	1,433,082
Howard Hughes Corp.†	5.375%	8/1/2028	2,500,000	2,346,412
Total				3,779,494

REITS 1.96%
American Tower Corp.	2.95%	1/15/2025	5,000,000	4,842,241
American Tower Corp.	3.80%	8/15/2029	4,976,000	4,571,284
American Tower Corp.	5.55%	7/15/2033	3,000,000	2,968,648
Crown Castle, Inc.	2.10%	4/1/2031	3,000,000	2,358,487
Crown Castle, Inc.	3.30%	7/1/2030	6,120,000	5,316,723
EPR Properties	4.95%	4/15/2028	701,000	640,350
Service Properties Trust	7.50%	9/15/2025	2,176,000	2,186,991
VICI Properties LP/VICI Note Co., Inc.†	3.75%	2/15/2027	3,000,000	2,779,950
VICI Properties LP/VICI Note Co., Inc.†	5.625%	5/1/2024	2,831,000	2,820,812
Total				28,485,486

110	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Retail 0.84%
7-Eleven, Inc.†	0.80%	2/10/2024	$1,620,000	$1,604,183
Asbury Automotive Group, Inc.†	5.00%	2/15/2032	1,125,000	982,003
Bayer Corp.†	6.65%	2/15/2028	1,527,000	1,585,779
Evergreen Acqco 1 LP/TVI, Inc.†	9.75%	4/26/2028	1,986,000	2,062,163
Gap, Inc.†	3.875%	10/1/2031	3,068,000	2,425,455
Macy’s Retail Holdings LLC†	5.875%	4/1/2029	2,477,000	2,330,362
Raising Cane’s Restaurants LLC†	9.375%	5/1/2029	1,116,000	1,173,245
Total				12,163,190

Semiconductors 0.15%
Broadcom, Inc.†	4.15%	4/15/2032	2,413,000	2,185,644

Software 1.46%
AthenaHealth Group, Inc.†	6.50%	2/15/2030	1,569,000	1,361,058
Cloud Software Group, Inc.†	6.50%	3/31/2029	3,240,000	2,986,061
MSCI, Inc.†	3.625%	11/1/2031	5,500,000	4,685,630
Oracle Corp.	2.875%	3/25/2031	3,491,000	2,989,578
Oracle Corp.	6.25%	11/9/2032	4,500,000	4,740,760
ROBLOX Corp.†	3.875%	5/1/2030	1,484,000	1,275,936
Workday, Inc.	3.80%	4/1/2032	3,500,000	3,114,726
Total				21,153,749

Telecommunications 2.10%
Altice France SA (France)†(c)	8.125%	2/1/2027	1,525,000	1,313,056
AT&T, Inc.	4.30%	2/15/2030	6,709,000	6,349,451
Frontier Communications Holdings LLC†	5.00%	5/1/2028	2,962,000	2,660,065
Hughes Satellite Systems Corp.	6.625%	8/1/2026	1,697,000	1,336,540
Lumen Technologies, Inc.†	4.00%	2/15/2027	1,804,000	954,993
Sprint Capital Corp.	6.875%	11/15/2028	2,226,000	2,355,722
Sprint Capital Corp.	8.75%	3/15/2032	4,500,000	5,381,734
T-Mobile USA, Inc.	3.50%	4/15/2025	814,000	791,834
T-Mobile USA, Inc.	3.875%	4/15/2030	8,600,000	7,901,409
Viasat, Inc.†	5.625%	9/15/2025	1,605,000	1,533,987
Total				30,578,791

Transportation 0.10%
Rand Parent LLC†	8.50%	2/15/2030	1,548,000	1,464,350

Trucking & Leasing 0.20%
Fortress Transportation & Infrastructure Investors LLC†	5.50%	5/1/2028	3,120,000	2,932,207
Total Corporate Bonds (cost $904,228,992)				897,313,657

See Notes to Financial Statements.	111

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FLOATING RATE LOANS(e) 0.93%

Airlines 0.06%
Mileage Plus Holdings LLC 2020 Term Loan B	10.798% (3 mo. USD Term SOFR + 5.25%	)	6/21/2027	$833,333	$860,417

Entertainment 0.20%
Flutter Entertainment PLC Term Loan B (United Kingdom)(c)	–	(f)	11/25/2030	2,900,000	2,894,562

Financial 0.02%
LPL Holdings, Inc. 2019 Term Loan B1	7.17% (1 mo. USD Term SOFR + 1.75%	)	11/12/2026	318,147	318,578

Lodging 0.21%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	3,000,000	3,000,630

Media 0.37%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75%	)	4/30/2025	3,297,177	3,300,441
Charter Communications Operating LLC 2019 Term Loan B2	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75%	)	2/1/2027	2,059,108	2,057,358
Total					5,357,799

Utilities 0.07%
Vistra Operations Co. LLC 1st Lien Term Loan B3	7.213% (1 mo. USD Term SOFR + 1.75%	)	12/31/2025	1,090,654	1,092,143
Total Floating Rate Loans (cost $13,523,375)					13,524,129

FOREIGN GOVERNMENT OBLIGATIONS(c) 1.33%

Bahrain 0.19%
Bahrain Government International Bonds†	6.75%		9/20/2029	2,710,000	2,722,249

Costa Rica 0.18%
Costa Rica Government International Bonds†	6.55%		4/3/2034	2,640,000	2,664,750

Japan 0.29%
Japan Bank for International Cooperation	4.625%		7/19/2028	4,274,000	4,255,720

Mexico 0.27%
Mexico Government International Bonds	4.875%		5/19/2033	4,260,000	3,966,174

112	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Senegal 0.14%
Senegal Government International Bonds†	6.25%		5/23/2033	$2,460,000	$2,046,966

South Africa 0.16%
Republic of South Africa Government International Bonds	5.875%		4/20/2032	2,480,000	2,229,121

Turkey 0.10%
Turkiye Ihracat Kredi Bankasi AS†	9.00%		1/28/2027	1,450,000	1,479,860
Total Foreign Government Obligations (cost $19,387,700)					19,364,840

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.33%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2	3.123%	#(g)	8/25/2032	2,769,000	2,413,041
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series 145 Class A2	2.58%		5/25/2032	2,865,000	2,397,778
Government National Mortgage Association Series 2017-76 Class AS	2.65%		11/16/2050	4,343	3,679
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $4,963,874)					4,814,498

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 20.43%
Federal Home Loan Mortgage Corp.	2.50%		11/1/2050 - 7/1/2051	6,833,174	5,603,235
Federal Home Loan Mortgage Corp.	3.00%		10/1/2050 - 1/1/2052	10,472,191	8,925,324
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046	830,085	751,500
Federal Home Loan Mortgage Corp.	4.50%		8/1/2052	2,076,330	1,963,437
Federal Home Loan Mortgage Corp.	5.00%		7/1/2052 - 8/1/2052	4,611,632	4,475,021
Federal National Mortgage Association	2.00%		9/1/2051 - 11/1/2051	2,091,775	1,638,545
Federal National Mortgage Association	2.50%		1/1/2051 - 5/1/2052	23,891,579	19,575,205
Federal National Mortgage Association	3.00%		12/1/2048 - 1/1/2051	1,625,538	1,404,811
Federal National Mortgage Association	3.50%		7/1/2045 - 4/1/2052	16,167,741	14,413,318
Federal National Mortgage Association	4.00%		5/1/2052 - 6/1/2052	3,241,167	2,977,672
Federal National Mortgage Association	5.00%		7/1/2052 - 10/1/2052	6,377,460	6,173,781

See Notes to Financial Statements.	113

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Government National Mortgage Association(h)	3.00%		TBA	$15,617,000	$13,516,668
Government National Mortgage Association(h)	3.50%		TBA	7,347,000	6,570,226
Government National Mortgage Association(h)	4.50%		TBA	7,586,000	7,174,997
Government National Mortgage Association(h)	5.00%		TBA	21,491,000	20,876,151
Government National Mortgage Association(h)	5.50%		TBA	40,528,000	40,229,727
Government National Mortgage Association(h)	6.00%		TBA	44,192,000	44,509,897
Government National Mortgage Association(h)	6.50%		TBA	14,619,000	14,864,940
Uniform Mortgage-Backed Security(h)	3.50%		TBA	122,000	107,081
Uniform Mortgage-Backed Security(h)	4.00%		TBA	6,488,000	5,893,816
Uniform Mortgage-Backed Security(h)	5.00%		TBA	24,224,000	23,550,339
Uniform Mortgage-Backed Security(h)	5.50%		TBA	12,084,000	12,105,765
Uniform Mortgage-Backed Security(h)	6.00%		TBA	20,284,000	20,464,771
Uniform Mortgage-Backed Security(h)	6.50%		TBA	9,929,000	10,080,649
Uniform Mortgage-Backed Security(h)	7.00%		TBA	8,816,000	9,037,397
Total Government Sponsored Enterprises Pass-Throughs (cost $295,915,711)					296,884,273

MUNICIPAL BONDS 0.43%

Government 0.31%
State of Illinois GO	5.10%		6/1/2033	4,760,000	4,582,850

Natural Gas 0.12%
Texas Natural Gas Securitization Finance Corp.	5.102%		4/1/2035	1,689,000	1,688,929
Total Municipal Bonds (cost $6,365,232)					6,271,779

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 8.04%
Angel Oak Mortgage Trust Series 2020-1 Class A1†	2.466%	#(g)	12/25/2059	20,099	18,714
Angel Oak Mortgage Trust Series 2023-3 Class A1†	4.80%	(d)	9/26/2067	2,221,298	2,134,075
Bank Series 2022-BNK44 Class A5	5.937%	#(g)	11/15/2055	4,400,000	4,471,288
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.394% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034	311,000	240,678
BBCMS Mortgage Trust Series 2019-BWAY Class B†	6.748% (1 mo. USD Term SOFR + 1.42%	)#	11/15/2034	87,000	49,198
BBCMS Mortgage Trust Series 2019-BWAY Class C†	7.048% (1 mo. USD Term SOFR + 1.72%	)#	11/15/2034	350,000	162,924
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.87% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	3,384,409	3,347,566

114	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BMO Mortgage Trust Series 2023-5C2 Class A3	7.055%	#(g)	11/15/2056	$3,240,000	$3,429,776
BMO Mortgage Trust Series 2023-C5 Class A4	5.494%		6/15/2056	2,356,000	2,327,937
BRAVO Residential Funding Trust Series 2021-NQM2 Class A1†	0.97%	#(g)	3/25/2060	893,296	827,113
BX Commercial Mortgage Trust Series 2021-ACNT Class A†	6.288% (1 mo. USD Term SOFR + 0.96%	)#	11/15/2038	2,250,000	2,208,765
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.126% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038	2,345,790	2,290,960
CF Trust Series 2019-BOSS Class A1†	8.62% (1 mo. USD Term SOFR + 3.30%	)#	12/15/2024	222,000	212,478
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class AS	3.849%		2/10/2049	97,572	88,935
Citigroup Mortgage Loan Trust, Inc. Series 2022-INV1 Class A3B†	3.00%	#(g)	11/27/2051	2,409,476	1,965,852
COMM Mortgage Trust Series 2014-CR17 Class AM	4.174%		5/10/2047	2,170,000	2,082,477
COMM Mortgage Trust Series 2015-LC21 Class AM	4.043%	#(g)	7/10/2048	1,994,000	1,886,158
Commercial Mortgage Pass-Through Certificates Series 2014-UBS4 Class D†	4.865%	#(g)	8/10/2047	835,000	363,137
Commercial Mortgage Pass-Through Certificates Series 2014-UBS6 Class B	4.349%	#(g)	12/10/2047	50,000	45,137
Commercial Mortgage Pass-Through Certificates Series 2015-DC1 Class D†	4.443%	#(g)	2/10/2048	707,000	403,183
Credit Suisse Mortgage Capital Certificates Series 2020-SPT1 Class A1†	1.616%	(d)	4/25/2065	2,540	2,533
Credit Suisse Mortgage Capital Certificates Trust Series 2020-NQM1 Class A1†	1.208%	(d)	5/25/2065	242,110	216,542
CS Master Trust Series 2021-BLUF Class A†	9.614% (1 mo. USD Term SOFR + 4.29%	)#	4/15/2023	200,000	193,463	(i)
CSMC Trust Series 2020-AFC1 Class A1†	2.24%	#(g)	2/25/2050	67,480	61,232
Deephaven Residential Mortgage Trust Series 2021-3 Class A1†	1.194%	#(g)	8/25/2066	2,376,148	1,991,923
Ellington Financial Mortgage Trust Series 2020-2 Class A1†	1.178%	#(g)	10/25/2065	39,428	34,903
Ellington Financial Mortgage Trust Series 2023-1 Class A1†	5.732%	(d)	2/25/2068	2,797,679	2,761,621
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2023-DNA2 Class M1B†	8.579% (30 day USD SOFR Average + 3.25%	)#	4/25/2043	2,450,000	2,533,941

See Notes to Financial Statements.	115

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA3 Class M1†	6.178% (30 day USD SOFR Average + 0.85%	)#	9/25/2041	$1,232,614	$1,219,488
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA4 Class M1†	6.278% (30 day USD SOFR Average + 0.95%	)#	12/25/2041	584,660	578,315
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA2 Class M1B†	7.728% (30 day USD SOFR Average + 2.40%	)#	2/25/2042	1,800,000	1,818,081
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA1 Class M1A†	7.428% (30 day USD SOFR Average + 2.10%	)#	3/25/2042	1,515,005	1,527,267
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA1 Class M1B†	8.828% (30 day USD SOFR Average + 3.50%	)#	3/25/2042	2,639,000	2,735,263
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA3 Class A1†	7.172% (30 day USD SOFR Average + 1.85%	)#	11/25/2043	6,000,000	6,041,088
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-HQA3 Class M1A†	7.628% (30 day USD SOFR Average + 2.30%	)#	8/25/2042	3,869,011	3,933,398
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R04 Class 1M1†	7.629% (30 day USD SOFR Average + 2.30%	)#	5/25/2043	4,369,009	4,438,964
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R04 Class 1M2†	8.879% (30 day USD SOFR Average + 3.55%	)#	5/25/2043	1,900,000	1,987,640
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08 Class 1M1†	6.828% (30 day USD SOFR Average + 1.50%	)#	10/25/2043	3,038,948	3,046,663
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R05 Class 1B1†	9.543% (30 day USD SOFR Average + 4.21%	)#	7/25/2039	1,130,136	1,174,145
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R05 Class 2M1†	7.228% (30 day USD SOFR Average + 1.90%	)#	4/25/2042	1,616,989	1,624,890
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R06 Class 1M1†	8.078% (30 day USD SOFR Average + 2.75%	)#	5/25/2042	1,919,078	1,966,975

116	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.878% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	$2,322,749	$2,382,343
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.729% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	2,406,219	2,448,748
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R02 Class 1M1†	7.628% (30 day USD SOFR Average + 2.30%	)#	1/25/2043	2,800,706	2,844,938
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.828% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	2,686,309	2,724,630
Flagstar Mortgage Trust Series 2021-4 Class A1†	2.50%	#(g)	6/1/2051	4,859,940	3,787,013
GS Mortgage Securities Corp. Trust Series 2019-70P Class XCP†	Zero Coupon	#(g)	10/15/2036	86,776,000	1,623
GS Mortgage Securities Corp. Trust Series 2019-SMP Class XCP†	Zero Coupon	#(g)	8/15/2032	36,803,000	784
GS Mortgage Securities Corp. Trust Series 2023-FUN Class A†	7.414% (1 mo. USD Term SOFR + 2.09%	)#	3/15/2028	2,500,000	2,492,567
GS Mortgage-Backed Securities Trust 2022-PJ5 Class A6†	3.00%	#(g)	10/25/2052	1,713,623	1,390,116
GS Mortgage-Backed Securities Trust Series 2021-PJ2 Class A2†	2.50%	#(g)	7/25/2051	2,010,366	1,565,336
GS Mortgage-Backed Securities Trust Series 2023-PJ1 Class A4†	3.50%	#(g)	2/25/2053	1,764,834	1,489,275
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class D†	3.931%	#(g)	6/10/2027	100,000	2,121
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class A†	6.64% (1 mo. USD Term SOFR + 1.32%	)#	11/15/2035	10,000	9,617
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class B†	6.97% (1 mo. USD Term SOFR + 1.65%	)#	11/15/2035	10,000	9,017
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-MKST Class E†	7.938% (1 mo. USD Term SOFR + 2.61%	)#	12/15/2036	1,000,000	120,834
JP Morgan Mortgage Trust Series 2021-10 Class A3†	2.50%	#(g)	12/25/2051	3,731,685	2,903,195

See Notes to Financial Statements.	117

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Mortgage Trust Series 2021-4 Class A3†	2.50%	#(g)	8/25/2051	$5,849,811	$4,543,782
JP Morgan Mortgage Trust Series 2021-INV8 Class A2†	3.00%	#(g)	5/25/2052	1,837,486	1,492,883
JP Morgan Mortgage Trust Series 2022-1 Class A2†	3.00%	#(g)	7/25/2052	2,685,809	2,185,322
JP Morgan Mortgage Trust Series 2022-3 Class A2†	3.00%	#(g)	8/25/2052	4,009,902	3,257,883
JP Morgan Mortgage Trust Series 2022-4 Class A2A†	3.00%	#(g)	10/25/2052	2,707,184	2,199,477
JP Morgan Mortgage Trust Series 2022-4 Class A3†	3.00%	#(g)	10/25/2052	2,255,986	1,832,898
MTN Commercial Mortgage Trust Series 2022-LPFL Class A†	6.727% (1 mo. USD Term SOFR + 1.40%	)#	3/15/2039	2,200,000	2,141,913
Ready Capital Mortgage Financing LLC Series 2022-FL8 Class A†	6.979% (30 day USD SOFR Average + 1.65%	)#	1/25/2037	1,135,597	1,125,099
Residential Mortgage Loan Trust Series 2020-1 Class A1†	2.376%	#(g)	1/26/2060	11,855	11,277
SG Commercial Mortgage Securities Trust Series 2019-787E Class X†	0.456%	#(g)	2/15/2041	1,217,000	19,213
SMRT Commercial Mortgage Trust Series 2022-MINI Class A†	6.323% (1 mo. USD Term SOFR + 1.00%	)#	1/15/2039	1,460,000	1,424,356
Starwood Mortgage Residential Trust Series 2020-1 Class A1†	2.275%	#(g)	2/25/2050	5,698	5,329
Verus Securitization Trust Series 2020-1 Class A1†	2.417%	(d)	1/25/2060	38,912	36,885
Verus Securitization Trust Series 2020-4 Class A1†	1.502%	(d)	5/25/2065	1,074,822	1,001,899
Verus Securitization Trust Series 2020-5 Class A1†	1.218%	(d)	5/25/2065	228,622	210,293
Verus Securitization Trust Series 2021-5 Class A1†	1.013%	#(g)	9/25/2066	2,022,437	1,585,036
Verus Securitization Trust Series 2021-8 Class A1†	1.824%	#(g)	11/25/2066	1,166,493	982,962
Vista Point Securitization Trust Series 2020-2 Class A1†	1.475%	#(g)	4/25/2065	99,763	90,036
Total Non-Agency Commercial Mortgage-Backed Securities (cost $119,461,615)					116,763,386

U.S. TREASURY OBLIGATIONS 5.19%
U.S. Treasury Bonds	1.125%		8/15/2040	19,453,000	11,440,416
U.S. Treasury Bonds	4.375%		8/15/2043	26,398,000	25,238,963
U.S. Treasury Bonds	4.75%		11/15/2043	38,376,700	38,673,520
Total U.S. Treasury Obligations (cost $76,708,422)					75,352,899
Total Long-Term Investments (cost $1,677,020,520)					1,665,807,731

118	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.54%

REPURCHASE AGREEMENTS 0.54%

Repurchase Agreement dated 11/30/2023, 2.800%% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $8,776,800 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $8,047,914; proceeds: $7,890,692 (cost $7,890,079)	7,890,079	7,890,079
Total Investments in Securities 115.18% (cost $1,684,910,599)		1,673,697,810
Other Assets and Liabilities – Net(j) (15.18)%		(220,597,528)
Net Assets 100.00%		$1,453,100,282

CAD	Canadian Dollar.
EUR	Euro.
CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $753,545,350, which represents 51.86% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Step Bond – Security with a predetermined schedule of interest rate changes.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(f)	Interest Rate to be determined.
(g)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(h)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(i)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swap contracts as follows:

See Notes to Financial Statements.	119

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2023

Centrally Cleared Interest Rate Swap Contracts at November 30, 2023:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs(1)	3.872%	12-Month USD SOFR Index	5/31/2028	$38,012,000	$111,708

(1)	Central Clearinghouse: Chicago Mercantile Exchange (CME).

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/13/2023	1,428,000	$1,519,503	$1,554,952	$35,449
Euro	Buy	State Street Bank and Trust	12/13/2023	113,000	120,680	123,046	2,366
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$37,815

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	2/9/2024	720,000	$ 525,398	$ 531,174	$(5,776)
Euro	Sell	Toronto Dominion Bank	12/13/2023	1,541,000	1,663,317	1,677,998	(14,681)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(20,457)

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2024	208	Long	$22,709,629	$22,837,750	$128,121
U.S. 2-Year Treasury Note	March 2024	135	Long	27,513,895	27,602,227	88,332
U.S. Ultra Treasury Bond	March 2024	966	Long	118,058,249	118,818,000	759,751
Total Unrealized Appreciation on Futures Contracts						$976,204

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2024	147	Short	$(16,542,320)	$(16,686,797)	$(144,477)
U.S. 5-Year Treasury Note	March 2024	758	Short	(80,844,970)	(80,993,485)	(148,515)
Total Unrealized Depreciation on Futures Contracts						$(292,992)

120	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORE PLUS BOND FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$235,518,270	$–	$235,518,270
Corporate Bonds	–	897,313,657	–	897,313,657
Floating Rate Loans	–	13,524,129	–	13,524,129
Foreign Government Obligations	–	19,364,840	–	19,364,840
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	4,814,498	–	4,814,498
Government Sponsored Enterprises Pass-Throughs	–	296,884,273	–	296,884,273
Municipal Bonds	–	6,271,779	–	6,271,779
Non-Agency Commercial Mortgage-Backed Securities	–	116,569,923	193,463	116,763,386
U.S. Treasury Obligations	–	75,352,899	–	75,352,899
Short-Term Investments
Repurchase Agreements	–	7,890,079	–	7,890,079
Total	$–	$1,673,504,347	$193,463	$1,673,697,810

Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$111,708	$–	$111,708
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	37,815	–	37,815
Liabilities	–	(20,457)	–	(20,457)
Futures Contracts
Assets	976,204	–	–	976,204
Liabilities	(292,992)	–	–	(292,992)
Total	$683,212	$129,066	$–	$812,278

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investment was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	121

Schedule of Investments

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 96.93%

CORPORATE BONDS 89.86%

Aerospace/Defense 0.58%
HEICO Corp.	5.35%		8/1/2033	$21,000	$20,540
L3Harris Technologies, Inc.	5.60%		7/31/2053	18,000	17,889
RTX Corp.	6.40%		3/15/2054	10,000	10,865
Total					49,294

Agriculture 2.15%
BAT Capital Corp.	6.343%		8/2/2030	14,000	14,382
BAT Capital Corp.	7.75%		10/19/2032	85,000	94,036
Cargill, Inc.†	4.00%		6/22/2032	24,000	22,024
Philip Morris International, Inc.	5.625%		11/17/2029	53,000	53,870
Total					184,312

Airlines 0.88%
British Airways Pass-Through Trust (United Kingdom)†(a)	4.25%		5/15/2034	83,536	75,564

Apparel 0.14%
Tapestry, Inc.	7.00%		11/27/2026	12,000	12,133

Auto Manufacturers 0.25%
Hyundai Capital America†	6.50%		1/16/2029	21,000	21,561

Banks 21.45%
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	26,000	22,365
Bank of America Corp.	2.299% (SOFR + 1.22%	)#	7/21/2032	26,000	20,417
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	73,000	59,333
Bank of America Corp.	3.593% (3 mo. USD Term SOFR + 1.63%	)#	7/21/2028	157,000	146,615
Bank of Montreal (Canada)(a)	3.803% (5 yr. USD Swap + 1.43%	)#	12/15/2032	67,000	59,916
Bank of New York Mellon Corp.	4.596% (SOFR + 1.76%	)#	7/26/2030	51,000	49,033
Bank of New York Mellon Corp.	4.967% (SOFR + 1.61%	)#	4/26/2034	25,000	23,832
BankUnited, Inc.	5.125%		6/11/2030	28,000	24,577
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032	144,000	115,883

122	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Citigroup, Inc.	6.174% (SOFR + 2.66%	)#	5/25/2034	$37,000	$36,730
Goldman Sachs Group, Inc.	2.383% (SOFR + 1.25%	)#	7/21/2032	164,000	129,196
JPMorgan Chase & Co.	2.58% (3 mo. USD Term SOFR + 1.25%	)#	4/22/2032	115,000	94,032
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	65,000	53,732
JPMorgan Chase & Co.	4.912% (SOFR + 2.08%	)#	7/25/2033	50,000	47,572
M&T Bank Corp.	5.053% (SOFR + 1.85%	)#	1/27/2034	10,000	8,969
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 mo. USD LIBOR + 1.73%	)#	3/27/2029	75,000	70,832
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	29,000	22,688
Morgan Stanley	4.431% (3 mo. USD Term SOFR + 1.89%	)#	1/23/2030	130,000	123,464
Morgan Stanley	6.342% (SOFR + 2.56%	)#	10/18/2033	31,000	32,125
PNC Financial Services Group, Inc.	6.875% (SOFR + 2.28%	)#	10/20/2034	25,000	26,555
Royal Bank of Canada (Canada)(a)	5.00%		2/1/2033	40,000	38,550
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	31,000	27,975
Toronto-Dominion Bank (Canada)(a)	4.456%		6/8/2032	76,000	70,645
Truist Financial Corp.	5.747% (SOFR + 0.40%	)#	6/9/2025	35,000	34,380
U.S. Bancorp	4.839% (SOFR + 1.60%	)#	2/1/2034	21,000	19,239
U.S. Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	34,000	30,439
UBS Group AG (Switzerland)†(a)	4.125%		4/15/2026	200,000	192,330
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	75,000	67,428
Wells Fargo & Co.	2.406% (3 mo. USD Term SOFR + 1.09%	)#	10/30/2025	20,000	19,352
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	17,000	14,237
Wells Fargo & Co.	4.897% (SOFR + 2.10%	)#	7/25/2033	70,000	65,499

See Notes to Financial Statements.	123

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Wells Fargo & Co.	5.389% (SOFR + 2.02%	)#	4/24/2034	$20,000	$19,249
Wells Fargo & Co.	5.574% (SOFR + 1.74%	)#	7/25/2029	12,000	11,986
Wells Fargo & Co.	6.491% (SOFR + 2.06%	)#	10/23/2034	24,000	25,076
Western Alliance Bancorp	3.00% (3 mo. USD Term SOFR + 2.25%	)#	6/15/2031	40,000	32,324
Total					1,836,575

Beverages 0.42%
Constellation Brands, Inc.	3.15%		8/1/2029	40,000	35,999

Biotechnology 1.69%
Amgen, Inc.	4.05%		8/18/2029	60,000	57,123
Amgen, Inc.	4.875%		3/1/2053	55,000	48,352
Amgen, Inc.	5.25%		3/2/2033	40,000	39,611
Total					145,086

Building Materials 0.17%
Carrier Global Corp.†	5.90%		3/15/2034	8,000	8,236
Carrier Global Corp.†	6.20%		3/15/2054	6,000	6,348
Total					14,584

Chemicals 0.45%
Celanese U.S. Holdings LLC	6.35%		11/15/2028	38,000	38,847

Commercial Services 1.28%
Gartner, Inc.†	4.50%		7/1/2028	22,000	20,626
Global Payments, Inc.	5.30%		8/15/2029	54,000	52,983
UL Solutions, Inc.†	6.50%		10/20/2028	35,000	35,943
Total					109,552

Computers 0.87%
Booz Allen Hamilton, Inc.†	3.875%		9/1/2028	51,000	46,933
Leidos Holdings, Inc.	5.95%		12/1/2040	20,000	17,683
Leidos, Inc.	5.75%		3/15/2033	10,000	9,964
Total					74,580

124	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 4.68%
Aircastle Ltd.†	2.85%		1/26/2028	$34,000	$29,610
Aircastle Ltd.†	6.50%		7/18/2028	25,000	24,943
American Express Co.	4.989% (SOFR + 2.26%	)#	5/26/2033	14,000	13,490
American Express Co.	5.043% (SOFR + 1.84%	)#	5/1/2034	35,000	33,764
Aviation Capital Group LLC†	1.95%		1/30/2026	56,000	51,099
Aviation Capital Group LLC†	3.50%		11/1/2027	15,000	13,466
Aviation Capital Group LLC†	6.375%		7/15/2030	22,000	21,730
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%		4/15/2026	50,000	47,571
Avolon Holdings Funding Ltd. (Ireland)†(a)	6.375%		5/4/2028	30,000	29,939
BlackRock, Inc.	4.75%		5/25/2033	28,000	27,268
LPL Holdings, Inc.†	4.375%		5/15/2031	70,000	60,423
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	30,000	28,368
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	25,000	19,260
Total					400,931

Electric 13.04%
AEP Texas, Inc.	5.40%		6/1/2033	9,000	8,791
Avangrid, Inc.	3.80%		6/1/2029	25,000	22,767
Constellation Energy Generation LLC	5.80%		3/1/2033	16,000	16,107
Constellation Energy Generation LLC	6.25%		10/1/2039	24,000	24,193
Constellation Energy Generation LLC	6.50%		10/1/2053	20,000	20,950
Dominion Energy South Carolina, Inc.	6.25%		10/15/2053	12,000	12,817
DTE Electric Co.	5.40%		4/1/2053	15,000	14,609
DTE Energy Co.	2.95%		3/1/2030	30,000	25,606
Duke Energy Corp.	4.50%		8/15/2032	25,000	23,332
Duquesne Light Holdings, Inc.†	2.775%		1/7/2032	38,000	28,984
Entergy Mississippi LLC	5.00%		9/1/2033	25,000	24,135
Entergy Texas, Inc.	5.80%		9/1/2053	25,000	24,845
Evergy Kansas Central, Inc.	5.90%		11/15/2033	15,000	15,353
Evergy Metro, Inc.	4.95%		4/15/2033	42,000	40,384
FirstEnergy Transmission LLC†	4.55%		4/1/2049	17,000	13,769
Georgia Power Co.	4.75%		9/1/2040	39,000	34,366
IPALCO Enterprises, Inc.	4.25%		5/1/2030	65,000	58,149
ITC Holdings Corp.†	5.40%		6/1/2033	24,000	23,520
Liberty Utilities Finance GP 1†	2.05%		9/15/2030	55,000	43,273
Louisville Gas & Electric Co.	5.45%		4/15/2033	26,000	26,098

See Notes to Financial Statements.	125

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electric (continued)
MidAmerican Energy Co.	5.35%	1/15/2034	$21,000	$21,255
MidAmerican Energy Co.	5.85%	9/15/2054	12,000	12,297
Monongahela Power Co.†	5.85%	2/15/2034	42,000	42,189
National Grid PLC (United Kingdom)(a)	5.809%	6/12/2033	21,000	21,094
NRG Energy, Inc.†	4.45%	6/15/2029	49,000	44,537
Oglethorpe Power Corp.	5.05%	10/1/2048	19,000	16,192
Oglethorpe Power Corp.	5.95%	11/1/2039	15,000	14,644
Oglethorpe Power Corp.†(b)	6.20%	12/1/2053	16,000	16,028
Ohio Edison Co.	8.25%	10/15/2038	28,000	33,907
Oklahoma Gas & Electric Co.	5.40%	1/15/2033	27,000	26,998
Oklahoma Gas & Electric Co.	5.60%	4/1/2053	23,000	22,276
Oncor Electric Delivery Co. LLC†	5.65%	11/15/2033	16,000	16,433
Pacific Gas & Electric Co.	4.55%	7/1/2030	56,000	51,471
Pacific Gas & Electric Co.	6.15%	1/15/2033	25,000	24,919
Pacific Gas & Electric Co.	6.70%	4/1/2053	23,000	23,259
PacifiCorp	4.15%	2/15/2050	10,000	7,136
Puget Energy, Inc.	4.10%	6/15/2030	70,000	62,546
Southern Co.	5.70%	3/15/2034	40,000	40,775
Virginia Electric & Power Co.	5.45%	4/1/2053	24,000	22,814
Vistra Operations Co. LLC†	3.55%	7/15/2024	55,000	53,863
Xcel Energy, Inc.	5.45%	8/15/2033	40,000	39,628
Total				1,116,309

Electronics 0.47%
Trimble, Inc.	6.10%	3/15/2033	40,000	40,592

Engineering & Construction 0.39%
Jacobs Engineering Group, Inc.	5.90%	3/1/2033	34,000	33,144

Environmental Control 0.66%
Republic Services, Inc.	5.00%	4/1/2034	30,000	29,424
Veralto Corp.†	5.45%	9/18/2033	27,000	26,865
Total				56,289

Food 0.65%
J M Smucker Co.	6.50%	11/15/2053	25,000	26,593
McCormick & Co., Inc.	4.95%	4/15/2033	30,000	28,755
Total				55,348

126	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Gas 3.02%
Atmos Energy Corp.	6.20%		11/15/2053	$12,000	$12,967
CenterPoint Energy Resources Corp.	5.40%		3/1/2033	19,000	18,848
East Ohio Gas Co.†	2.00%		6/15/2030	37,000	29,481
National Fuel Gas Co.	3.95%		9/15/2027	34,000	31,622
NiSource, Inc.	1.70%		2/15/2031	40,000	31,075
NiSource, Inc.	2.95%		9/1/2029	10,000	8,855
NiSource, Inc.	5.95%		6/15/2041	21,000	20,656
Piedmont Natural Gas Co., Inc.	2.50%		3/15/2031	60,000	48,940
Southwest Gas Corp.	4.05%		3/15/2032	63,000	56,206
Total					258,650

Hand/Machine Tools 0.81%
Regal Rexnord Corp.†	6.30%		2/15/2030	70,000	69,211

Health Care-Services 2.43%
Centene Corp.	3.375%		2/15/2030	99,000	85,679
Elevance Health, Inc.	4.10%		5/15/2032	43,000	39,390
Elevance Health, Inc.	5.50%		10/15/2032	14,000	14,141
HCA, Inc.	5.50%		6/1/2033	45,000	44,266
Humana, Inc.	5.875%		3/1/2033	24,000	24,601
Total					208,077

Insurance 4.32%
Assurant, Inc.	3.70%		2/22/2030	40,000	34,817
Brown & Brown, Inc.	4.20%		3/17/2032	30,000	26,597
Corebridge Global Funding†	6.647% (SOFR + 1.30%	)#	9/25/2026	28,000	28,018
F&G Annuities & Life, Inc.	7.40%		1/13/2028	31,000	31,393
Intact Financial Corp. (Canada)†(a)	5.459%		9/22/2032	17,000	16,522
New York Life Global Funding†	4.55%		1/28/2033	14,000	13,342
New York Life Insurance Co.†	4.45%		5/15/2069	55,000	42,863
Protective Life Corp.	8.45%		10/15/2039	38,000	45,096
Selective Insurance Group, Inc.	5.375%		3/1/2049	36,000	32,511
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	63,000	55,949
Transatlantic Holdings, Inc.	8.00%		11/30/2039	35,000	42,519
Total					369,627

See Notes to Financial Statements.	127

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Internet 1.02%
Amazon.com, Inc.	4.70%	12/1/2032	$30,000	$29,909
Netflix, Inc.†	5.375%	11/15/2029	57,000	57,412
Total				87,321

Machinery-Diversified 1.42%
Flowserve Corp.	2.80%	1/15/2032	40,000	31,450
Ingersoll Rand, Inc.	5.70%	8/14/2033	23,000	23,291
Nordson Corp.	5.60%	9/15/2028	21,000	21,469
nVent Finance SARL (Luxembourg)(a)	4.55%	4/15/2028	48,000	45,759
Total				121,969

Media 0.54%
Cox Communications, Inc.†	5.70%	6/15/2033	25,000	24,891
FactSet Research Systems, Inc.	3.45%	3/1/2032	25,000	21,305
Total				46,196

Mining 0.48%
Glencore Funding LLC†	6.125%	10/6/2028	15,000	15,339
Kinross Gold Corp. (Canada)†(a)	6.25%	7/15/2033	25,000	25,314
Total				40,653

Oil & Gas 8.04%
Antero Resources Corp.†	5.375%	3/1/2030	60,000	56,244
Apache Corp.	4.75%	4/15/2043	39,000	29,250
Apache Corp.	5.10%	9/1/2040	15,000	12,367
Continental Resources, Inc.†	5.75%	1/15/2031	95,000	92,248
Diamondback Energy, Inc.	3.125%	3/24/2031	45,000	38,776
Diamondback Energy, Inc.	6.25%	3/15/2033	45,000	46,615
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	43,000	41,980
EQT Corp.	7.00%	2/1/2030	40,000	42,001
Helmerich & Payne, Inc.	2.90%	9/29/2031	50,000	40,709
Occidental Petroleum Corp.	6.375%	9/1/2028	25,000	25,775
Occidental Petroleum Corp.	6.45%	9/15/2036	10,000	10,249
Occidental Petroleum Corp.	8.875%	7/15/2030	50,000	56,994
Ovintiv, Inc.	6.25%	7/15/2033	35,000	34,912
Ovintiv, Inc.	6.625%	8/15/2037	40,000	39,965
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	60,000	55,617
Patterson-UTI Energy, Inc.	7.15%	10/1/2033	9,000	9,190
Viper Energy, Inc.†	5.375%	11/1/2027	40,000	38,209
Viper Energy, Inc.†	7.375%	11/1/2031	17,000	17,216
Total				688,317

128	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas Services 0.42%
NOV, Inc.	3.60%	12/1/2029	$40,000	$35,815

Pharmaceuticals 2.09%
AbbVie, Inc.	3.20%	11/21/2029	36,000	32,697
Cigna Group	6.125%	11/15/2041	28,000	29,003
CVS Health Corp.	3.25%	8/15/2029	40,000	36,015
CVS Health Corp.	4.78%	3/25/2038	39,000	35,020
CVS Health Corp.	5.05%	3/25/2048	27,000	23,693
CVS Health Corp.	5.25%	1/30/2031	23,000	22,901
Total				179,329

Pipelines 2.53%
Columbia Pipeline Group, Inc.	4.50%	6/1/2025	25,000	24,569
Columbia Pipelines Operating Co. LLC†	5.927%	8/15/2030	15,000	15,066
Eastern Gas Transmission & Storage, Inc.	3.00%	11/15/2029	55,000	48,017
Eastern Gas Transmission & Storage, Inc.	4.60%	12/15/2044	35,000	28,302
NGPL PipeCo LLC†	3.25%	7/15/2031	15,000	12,397
NGPL PipeCo LLC†	4.875%	8/15/2027	50,000	48,103
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.875%	2/1/2031	30,000	27,793
Western Midstream Operating LP	6.35%	1/15/2029	12,000	12,332
Total				216,579

REITS 3.43%
American Tower Corp.	3.80%	8/15/2029	50,000	45,933
American Tower Corp.	5.55%	7/15/2033	19,000	18,801
Crown Castle, Inc.	3.30%	7/1/2030	75,000	65,156
EPR Properties	4.95%	4/15/2028	28,000	25,578
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	65,000	64,240
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	76,000	73,954
Total				293,662

Retail 0.95%
Bayer Corp.†	6.65%	2/15/2028	78,000	81,002

Semiconductors 1.44%
Broadcom, Inc.†	3.469%	4/15/2034	70,000	58,231
Broadcom, Inc.†	4.15%	4/15/2032	33,000	29,891
Marvell Technology, Inc.	5.95%	9/15/2033	35,000	35,474
Total				123,596

See Notes to Financial Statements.	129

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Shipbuilding 0.25%
Huntington Ingalls Industries, Inc.	2.043%		8/16/2028	$25,000	$21,378

Software 3.17%
Intuit, Inc.	5.50%		9/15/2053	10,000	10,268
MSCI, Inc.†	3.625%		11/1/2031	60,000	51,116
Oracle Corp.	5.375%		7/15/2040	83,000	78,299
Oracle Corp.	6.125%		7/8/2039	45,000	46,200
ServiceNow, Inc.	1.40%		9/1/2030	35,000	27,847
Workday, Inc.	3.80%		4/1/2032	65,000	57,845
Total					271,575

Telecommunications 3.28%
AT&T, Inc.	3.50%		9/15/2053	70,000	46,641
AT&T, Inc.	4.30%		2/15/2030	25,000	23,660
AT&T, Inc.	5.40%		2/15/2034	47,000	46,479
Sprint Capital Corp.	6.875%		11/15/2028	50,000	52,914
Sprint Capital Corp.	8.75%		3/15/2032	43,000	51,425
T-Mobile USA, Inc.	3.875%		4/15/2030	65,000	59,720
Total					280,839
Total Corporate Bonds (cost $8,194,966)					7,694,496

FLOATING RATE LOANS(c) 4.51%

Airlines 0.09%
Mileage Plus Holdings LLC 2020 Term Loan B	10.798% (3 mo. USD Term SOFR + 5.25%	)	6/21/2027	7,500	7,744

Chemicals 0.04%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	7.093% (3 mo. USD Term SOFR + 1.63%	)	2/1/2024	3,228	3,212

Diversified Financial Services 0.47%
Delos Aircraft Designated Activity Co. Term Loan (Ireland)(a)	7.402% (3 mo. USD Term SOFR + 2.00%	)	10/31/2027	40,000	40,150

Entertainment 0.58%
Flutter Entertainment PLC Term Loan B (United Kingdom)(a)	–	(d)	11/25/2030	50,000	49,906

130	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Financial 0.47%
Setanta Aircraft Leasing Designated Activity Co. Term Loan B (Ireland)(a)	7.652% (3 mo. USD Term SOFR + 2.00%	)	11/5/2028	$40,000	$40,069

Lodging 0.87%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	35,000	35,007
Wyndham Hotels & Resorts, Inc. 2022 Term Loan A	7.198% (1 mo. USD Term SOFR + 1.75%	)	4/8/2027	39,494	39,395
Total					74,402

Media 1.17%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	4/30/2025	26,919	26,945
Charter Communications Operating LLC 2019 Term Loan B2	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	2/1/2027	73,757	73,694
Total					100,639

Pipelines 0.35%
Buckeye Partners LP 2021 Term Loan B	7.67% (1 mo. USD Term SOFR + 2.25%	)	11/1/2026	19,589	19,627
Buckeye Partners LP 2023 Term Loan B	–	(d)	11/22/2030	10,334	10,346
Total					29,973

Retail 0.47%
KFC Holding Co. 2021 Term Loan B	–	(d)	3/15/2028	39,898	39,923
Total Floating Rate Loans (cost $386,035)					386,018

MUNICIPAL BONDS 1.02%

Government 0.62%
State of Illinois GO	5.10%		6/1/2033	55,000	52,953

Natural Gas 0.40%
Texas Natural Gas Securitization Finance Corp.	5.169%		4/1/2041	35,000	34,511
Total Municipal Bonds (cost $92,249)					87,464

See Notes to Financial Statements.	131

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS 1.54%
U.S. Treasury Bonds	1.125%	8/15/2040	$59,000	$34,698
U.S. Treasury Bonds	4.125%	8/15/2053	83,000	77,644
U.S. Treasury Bonds	4.75%	11/15/2043	19,400	19,550
Total U.S. Treasury Obligations (cost $132,719)				131,892
Total Long-Term Investments (cost $8,805,969)				8,299,870

SHORT-TERM INVESTMENTS 2.55%

REPURCHASE AGREEMENTS 2.55%
Repurchase Agreement dated 11/30/2023, 5.380%% due 12/1/2023 with JPMorgan Securities LLC collateralized by $222,000 of U.S. Treasury Note at 4.375% due 11/30/2028; value: $222,449; proceeds: $218,033 (cost $218,000)			218,000	218,000
Total Investments in Securities 99.48% (cost $9,023,969)				8,517,870
Other Assets and Liabilities – Net(e) 0.52%				44,366
Net Assets 100.00%				$8,562,236

LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $2,130,266, which represents 24.88% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(d)	Interest Rate to be determined.
(e)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Indexes - Sell Protection at November 30, 2023(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
Markit CDX.NA.IG.S41(4)(5)	Goldman Sachs	1.00%	12/20/2028	$80,000	$751	$592	$1,343

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.

132	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORPORATE BOND FUND November 30, 2023

(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes amounted to $592. Total unrealized depreciation on Credit Default Swap Contracts on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swap Contracts on Indexes, which is comprised of a basket of investment grade securities.

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	7	Long	$1,427,493	$1,431,227	$3,734
U.S. 5-Year Treasury Note	March 2024	5	Long	531,763	534,258	2,495
U.S. Long Bond	March 2024	4	Long	461,600	465,750	4,150
U.S. Ultra Treasury Bond	March 2024	6	Long	733,281	738,000	4,719
Total Unrealized Appreciation on Futures Contracts						$15,098

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2024	13	Short	$(1,420,472)	$(1,427,359)	$(6,887)
U.S. 10-Year Ultra Treasury Note	March 2024	9	Short	(1,012,979)	(1,021,641)	(8,662)
Total Unrealized Depreciation on Futures Contracts						$(15,549)

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Corporate Bonds	$–	$7,694,496	$–	$7,694,496
Floating Rate Loans	–	386,018	–	386,018
Municipal Bonds	–	87,464	–	87,464
U.S. Treasury Obligations	–	131,892	–	131,892
Short-Term Investments
Repurchase Agreements	–	218,000	–	218,000
Total	$–	$8,517,870	$–	$8,517,870
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$1,343	$–	$1,343
Liabilities	–	–	–	–
Futures Contracts
Assets	15,098	–	–	15,098
Liabilities	(15,549)	–	–	(15,549)
Total	$(451)	$1,343	$–	$892

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	133

Schedule of Investments

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 90.69%

ASSET-BACKED SECURITIES 0.20%

Other
Apidos CLO XXII Series 2015-22A Class BR†	7.627% (3 mo. USD Term SOFR + 2.21%	)#	4/20/2031		$2,500,000	$2,477,572
Atrium XIII Series 13A Class C†	7.474% (3 mo. USD Term SOFR + 2.06%	)#	11/21/2030		4,500,000	4,386,133
Madison Park Funding XVIII Ltd. Series 2015-18A Class CRR†	7.574% (3 mo. USD Term SOFR + 2.16%	)#	10/21/2030		3,250,000	3,201,175
Total Asset-Backed Securities (cost $9,939,507)						10,064,880

					Shares

COMMON STOCKS 0.49%

Electric-Generation 0.00%
Frontera Generation Holdings LLC*					209,679	15,202

Machinery 0.02%
TNT Crane & Rigging, Inc.*					528,781	991,464

Miscellaneous Financials 0.38%
Utex Industries*					297,535	18,893,472

Transportation Infrastructure 0.09%
ACBL Holdings Corp.*					95,210	4,284,450
Total Common Stocks (cost $24,088,824)						24,184,588

	Interest Rate		Maturity Date		Principal Amount

CONVERTIBLE BONDS 0.13%

Airlines
JetBlue Airways Corp. (cost $8,113,108)	0.50%		4/1/2026		$9,486,000	6,569,303

CORPORATE BONDS 7.81%

Advertising 0.20%
Summer BC Holdco B SARL(a)	5.75%		10/31/2026	EUR	9,541,000	9,897,063

Aerospace/Defense 0.21%
Triumph Group, Inc.	7.75%		8/15/2025		$10,853,000	10,646,793

134	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Airlines 0.46%
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	$12,500,000	$9,956,140
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(b)	8.00%	9/20/2025	10,078,359	7,407,594
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	9.50%	6/1/2028	6,785,000	5,633,088
Total				22,996,822

Building Materials 0.33%
Camelot Return Merger Sub, Inc.†	8.75%	8/1/2028	9,500,000	9,378,590
Smyrna Ready Mix Concrete LLC†	8.875%	11/15/2031	6,812,000	6,936,119
Total				16,314,709

Chemicals 0.62%
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	8,321,000	7,640,342
LSF11 A5 HoldCo LLC†	6.625%	10/15/2029	10,297,000	8,598,968
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	137,000	131,972
SCIL IV LLC/SCIL USA Holdings LLC†	5.375%	11/1/2026	9,917,000	9,317,993
SK Invictus Intermediate II SARL (Luxembourg)†(b)	5.00%	10/30/2029	6,300,000	5,124,420
Total				30,813,695

Commercial Services 0.15%
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026	7,969,000	7,496,464

Diversified Financial Services 0.68%
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(b)	6.50%	9/15/2024	16,283,852	15,024,260
Jefferson Capital Holdings LLC†	6.00%	8/15/2026	9,237,000	8,592,607
PRA Group, Inc.†	5.00%	10/1/2029	13,498,000	10,205,476
Total				33,822,343

Energy-Alternate Sources 0.15%
Sunnova Energy Corp.†	5.875%	9/1/2026	9,064,000	7,356,569

Food 0.16%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	7,978,000	7,894,577

Insurance 0.01%
Ardonagh Midco 2 PLC (United Kingdom)†(b)	11.50%	1/15/2027	620,942	587,756

See Notes to Financial Statements.	135

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Internet 0.23%
EquipmentShare.com, Inc.†	9.00%	5/15/2028		$6,934,000	$6,838,658
Millennium Escrow Corp.†	6.625%	8/1/2026		6,100,000	4,714,832
Total					11,553,490

Leisure Time 0.31%
Life Time, Inc.†	8.00%	4/15/2026		8,228,000	8,234,212
Pinnacle Bidco PLC†(a)	8.25%	10/11/2028	EUR	6,667,000	7,296,497
Total					15,530,709

Machinery-Diversified 0.20%
Husky III Holding Ltd. (Canada)†(b)	13.00%	2/15/2025		$5,978,000	5,873,385
Maxim Crane Works Holdings Capital LLC†	11.50%	9/1/2028		4,071,000	4,069,982
Total					9,943,367

Media 0.45%
CSC Holdings LLC†	4.125%	12/1/2030		7,500,000	5,344,500
Gray Television, Inc.†	5.875%	7/15/2026		12,567,000	11,760,136
iHeartCommunications, Inc.	6.375%	5/1/2026		6,344,000	5,406,191
Total					22,510,827

Mining 0.00%
Mirabela Nickel Ltd.	Zero Coupon	9/10/2044		51,005	–	(c)(i)

Miscellaneous Manufacturing 0.16%
LSB Industries, Inc.†	6.25%	10/15/2028		8,262,000	7,706,816

Oil & Gas 1.11%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026		5,000,000	5,029,775
Baytex Energy Corp. (Canada)†(b)	8.50%	4/30/2030		5,404,000	5,530,481
Berry Petroleum Co. LLC†	7.00%	2/15/2026		8,561,000	8,221,984
Callon Petroleum Co.†	7.50%	6/15/2030		5,170,000	5,107,978
CITGO Petroleum Corp.†	7.00%	6/15/2025		10,200,000	10,099,006
Civitas Resources, Inc.†	8.625%	11/1/2030		2,840,000	2,944,123
Crescent Energy Finance LLC†	7.25%	5/1/2026		7,626,000	7,574,067
Seadrill Finance Ltd.†	8.375%	8/1/2030		5,228,000	5,360,791
Vital Energy, Inc.	9.75%	10/15/2030		5,141,000	5,156,269
Total					55,024,474

136	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Packaging & Containers 0.31%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(b)	5.25%	4/30/2025		$10,203,000	$9,952,296
Mauser Packaging Solutions Holding Co.†	7.875%	8/15/2026		5,592,000	5,560,051
Total					15,512,347

Pharmaceuticals 0.17%
Herbalife Nutrition Ltd./HLF Financing, Inc.†	7.875%	9/1/2025		8,515,000	8,359,346

Pipelines 0.31%
Northriver Midstream Finance LP (Canada)†(b)	5.625%	2/15/2026		15,785,000	15,363,540

REITS 0.31%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%	2/1/2027		8,259,000	7,626,957
Service Properties Trust	4.35%	10/1/2024		7,800,000	7,796,237
Total					15,423,194

Retail 0.45%
Evergreen Acqco 1 LP/TVI, Inc.†	9.75%	4/26/2028		9,598,000	9,966,083
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%	8/15/2028		11,756,000	8,223,319
Raising Cane’s Restaurants LLC†	9.375%	5/1/2029		3,801,000	3,995,972
Total					22,185,374

Telecommunications 0.31%
Altice France SA(a)	2.125%	2/15/2025	EUR	4,777,000	4,868,456
Altice France SA(a)	2.50%	1/15/2025	EUR	10,093,000	10,316,757
Total					15,185,213

Transportation 0.52%
Carriage Purchaser, Inc.†	7.875%	10/15/2029		$6,974,000	5,505,101
Rand Parent LLC†	8.50%	2/15/2030		13,298,000	12,579,412
Seaspan Corp. (Hong Kong)†(b)	5.50%	8/1/2029		9,592,000	7,497,587
Total					25,582,100
Total Corporate Bonds (cost $407,365,998)					387,707,588

				Shares

EXCHANGE-TRADED FUNDS 1.14%

Exchange-Traded Funds 0.66%
Invesco Senior Loan ETF(d)				1,575,152	32,920,677

See Notes to Financial Statements.	137

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Shares	Fair Value
Miscellaneous Financials 0.48%
SPDR Blackstone Senior Loan ETF(d)				562,426	$23,531,904
Total Exchange-Traded Funds (cost $56,592,814)					56,452,581

				Principal Amount

FLOATING RATE LOANS(e) 80.33%

Advertising 0.16%
ABG Intermediate Holdings 2 LLC 2023 Term Loan B2	9.448% (1 mo. USD Term SOFR + 4.00%	)	12/21/2028	$3,584,143	3,601,329
Summer BC Holdco B SARL 2021 USD Term Loan B2	10.15% (3 mo. USD Term SOFR + 4.50%	)	12/4/2026	4,655,004	4,560,740
Total					8,162,069

Aerospace 2.30%
Air Canada 2021 Term Loan B (Canada)(b)	9.139% (3 mo. USD Term SOFR + 3.50%	)	8/11/2028	14,747,569	14,760,767
Alloy Finco Ltd. 2020 USD Term Loan B2 (Jersey)(b)	12.062% (3 mo. USD Term SOFR + 6.50%	)	12/6/2024	2,980,195	2,939,217
Arcline FM Holdings LLC 2021 1st Lien Term Loan	10.402% (3 mo. USD Term SOFR + 4.75%	)	6/23/2028	14,819,006	14,630,064
Atlas CC Acquisition Corp. Term Loan B	9.90% (3 mo. USD Term SOFR + 4.25%	)	5/25/2028	15,957,801	14,851,845
Atlas CC Acquisition Corp. Term Loan C	9.90% (3 mo. USD Term SOFR + 4.25%	)	5/25/2028	3,245,653	3,020,713
Cobham Ultra SeniorCo SARL USD Term Loan B	9.363% (6 mo. USD Term SOFR + 3.50%	)	8/3/2029	11,631,754	11,442,157
KKR Apple Bidco LLC 2021 Term Loan	8.213% (1 mo. USD Term SOFR + 2.75%	)	9/22/2028	6,030,971	6,001,660
Peraton Corp. 2nd Lien Term Loan B1	13.222% (3 mo. USD Term SOFR + 7.75%	)	2/1/2029	10,682,523	10,474,214
Peraton Corp. Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	2/1/2028	26,261,195	26,144,070
United Airlines, Inc. 2021 Term Loan B	9.207% (1 mo. USD Term SOFR + 3.75%	)	4/21/2028	10,167,760	10,187,384
Total					114,452,091

138	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Aerospace/Defense 1.77%
Alloy Finco Ltd. USD Holdco PIK Term Loan 13.50% (Jersey)(b)	0.50%		3/6/2025	$14,878,286	$13,390,457	(f)
Barnes Group, Inc. Term Loan B	8.448% (1 mo. USD Term SOFR + 3.00%	)	9/3/2030	13,691,750	13,691,750
Dynasty Acquisition Co., Inc. 2023 Term Loan B1	9.348% (1 mo. USD Term SOFR + 4.00%	)	8/24/2028	11,869,139	11,870,682
Dynasty Acquisition Co., Inc. 2023 Term Loan B2	9.348% (1 mo. USD Term SOFR + 4.00%	)	8/24/2028	5,086,774	5,087,435
TransDigm, Inc. 2022 Term Loan H	8.64% (3 mo. USD Term SOFR + 3.25%	)	2/22/2027	15,185,321	15,215,844
TransDigm, Inc. 2023 Term Loan J	-	(g)	2/14/2031	14,253,000	14,256,991
Vertex Aerospace Services Corp. 2021 First Lien Term Loan	8.698% (1 mo. USD Term SOFR + 3.25%	)	12/6/2028	14,259,964	14,268,877
Total					87,782,036

Air Transportation 0.13%
Forward Air Corp. Term Loan B	-	(g)	9/20/2030	6,583,000	6,248,353	(f)

Airlines 1.10%
American Airlines, Inc. 2023 1st Lien Term Loan	-	(g)	5/17/2029	6,054,000	6,024,699
American Airlines, Inc. 2021 Term Loan	10.427% (3 mo. USD Term SOFR + 4.75%	)	4/20/2028	30,805,401	31,320,929
Mileage Plus Holdings LLC 2020 Term Loan B	10.798% (3 mo. USD Term SOFR + 5.25%	)	6/21/2027	16,752,680	17,297,142
Total					54,642,770

Apparel 0.17%
Crocs, Inc. 2023 Term Loan B	8.54% (3 mo. USD Term SOFR + 3.00%	)	2/20/2029	8,206,023	8,245,043

Auto Parts & Equipment 0.66%
Clarios Global LP 2023 Incremental Term Loan (Canada)(b)	9.098% (1 mo. USD Term SOFR + 3.75%	)	5/6/2030	17,331,900	17,381,729
RealTruck Group, Inc. 2023 Incremental Term Loan	10.436% (1 mo. USD Term SOFR + 5.00%	)	1/31/2028	3,930,000	3,851,400
Tenneco, Inc. 2022 Term Loan B	-	(g)	11/17/2028	13,844,000	11,546,796
Total					32,779,925

See Notes to Financial Statements.	139

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Automobile Manufacturers 0.00%
American Trailer World Corp. Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	3/3/2028		$49,998	$47,477

Automotive 0.60%
Autokiniton U.S. Holdings, Inc. 2021 Term Loan B	9.963% (1 mo. USD Term SOFR + 4.50%	)	4/6/2028		19,516,037	19,566,584
DexKo Global, Inc. 2021 USD Term Loan B	9.402% (3 mo. USD Term SOFR + 3.75%	)	10/4/2028		10,563,105	10,378,250
Total						29,944,834

Banks 0.36%
AqGen Ascensus, Inc. 2021 2nd Lien Term Loan	-	(g)	8/2/2029		7,586,000	7,260,409
AqGen Island Holdings, Inc. Term Loan	8.963% (1 mo. USD Term SOFR + 3.50%	)	8/2/2028		10,629,282	10,571,724
Total						17,832,133

Beverages 0.53%
Sunshine Investments BV 2022 USD Term Loan (Netherlands)(b)	9.63% (3 mo. USD Term SOFR + 4.25%	)	7/12/2029		16,560,177	16,578,310
Triton Water Holdings, Inc. Term Loan	-	(g)	3/31/2028		9,979,000	9,826,621
Total						26,404,931

Building & Construction 0.32%
Legence Holdings LLC 2021 Term Loan	9.198% (1 mo. USD Term SOFR + 3.75%	)	12/16/2027		15,800,231	15,694,369

Building Materials 1.70%
ACProducts, Inc. 2021 Term Loan B	9.902% (3 mo. USD Term SOFR + 4.25%	)	5/17/2028		19,395,614	16,110,482
Clay Holdco BV 2023 EUR Term Loan B2(a)	-	(g)	12/31/2029	EUR	9,443,000	9,812,982	(f)
CP Atlas Buyer, Inc. 2021 Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	11/23/2027		$12,014,743	11,343,179
Emrld Borrower LP Term Loan B	8.348% (1 mo. USD Term SOFR + 3.00%	)	5/31/2030		19,984,080	20,022,849
Quikrete Holdings, Inc. 2023 Term Loan B	8.213% (1 mo. USD Term SOFR + 2.75%	)	3/19/2029		11,991,618	12,008,646
Smyrna Ready Mix Concrete LLC 2023 Term Loan	8.831% (1 mo. USD Term SOFR + 3.50%	)	4/2/2029		5,152,671	5,165,553
Summit Materials LLC 2023 Incremental Term Loan B	-	(g)	11/30/2028		10,129,000	10,154,323
Total						84,618,014

140	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Chemicals 1.95%
Aruba Investments, Inc. 2020 2nd Lien Term Loan	13.198% (1 mo. USD Term SOFR + 7.75%	)	11/24/2028		$6,401,900	$5,984,176
DCG Acquisition Corp. Term Loan B	9.948% (1 mo. USD Term SOFR + 4.50%	)	9/30/2026		16,935,167	16,755,316
Hexion Holdings Corp. 2022 USD Term Loan	-	(g)	3/15/2029		12,403,598	11,588,744
LSF11 A5 Holdco LLC 2023 Incremental Term Loan B	9.698% (1 mo. USD Term SOFR + 4.25%	)	10/15/2028		7,824,845	7,764,515
LSF11 A5 Holdco LLC Term Loan	-	(g)	10/15/2028		4,034,301	3,980,846
Nouryon Finance BV 2023 USD Term Loan B (Netherlands)(b)	9.467% (3 mo. USD Term SOFR + 4.00%	)	4/3/2028		19,990,571	19,878,124
Olympus Water U.S. Holding Corp. 2021 USD Term Loan B	9.402% (3 mo. USD Term SOFR + 3.75%	)	11/9/2028		5,264,886	5,237,825
Olympus Water U.S. Holding Corp. 2023 Incremental Term Loan	10.39% (3 mo. USD Term SOFR + 5.00%	)	11/9/2028		2,938,498	2,950,619
Plaskolite LLC 2021 Term Loan	9.645% (3 mo. USD Term SOFR + 4.00%	)	12/15/2025		10,494,000	10,021,770
PMHC II, Inc. 2022 Term Loan B	9.807% (3 mo. USD Term SOFR + 4.25%	)	4/23/2029		8,691,424	7,803,943
Starfruit Finco BV 2023 Term Loan B (Netherlands)(b)	9.423% (1 mo. USD Term SOFR + 4.00%	)	4/3/2028		4,793,812	4,769,843
Total						96,735,721

Commercial Services 3.54%
Allied Universal Holdco LLC 2021 USD Incremental Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	5/12/2028		20,465,815	19,981,184
Allied Universal Holdco LLC 2023 Term Loan B	10.098% (1 mo. USD Term SOFR + 4.75%	)	5/12/2028		4,257,391	4,217,861
Amentum Government Services Holdings LLC Term Loan B	9.463% (1 mo. USD Term SOFR + 4.00%	)	1/29/2027		5,670,446	5,674,699
AVSC Holding Corp. 2020 Term Loan B1	8.593% (1 mo. USD Term SOFR + 3.25%	)	3/3/2025		12,780,260	12,280,616
BCP V Modular Services Holdings IV Ltd. EUR Term Loan B(a)	8.397% (3 mo. EURIBOR + 4.43%	)	12/15/2028	EUR	7,300,000	7,504,571

See Notes to Financial Statements.	141

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Commercial Services (continued)
Belron Finance U.S. LLC 2023 Term Loan	8.245% (3 mo. USD Term SOFR + 2.75%	)	4/18/2029	$13,201,616	$13,239,571
CHG Healthcare Services, Inc. 2021 Term Loan	8.713% (1 mo. USD Term SOFR + 3.25%	)	9/29/2028	9,218,774	9,203,241
CHG Healthcare Services, Inc. 2023 Incremental Term Loan	9.145% (3 mo. USD Term SOFR + 3.75%	)	9/29/2028	8,627,450	8,629,262
CoreLogic, Inc. Term Loan	8.963% (1 mo. USD Term SOFR + 3.50%	)	6/2/2028	49,873	47,040
Garda World Security Corp. 2021 Term Loan B (Canada)(b)	9.746% (3 mo. USD Term SOFR + 4.25%	)	10/30/2026	13,200,502	13,198,720
GTCR W Merger Sub LLC USD Term Loan B	-	(g)	9/20/2030	26,073,000	26,076,259
Homeserve USA Holding Corp. Term Loan	8.331% (1 mo. USD Term SOFR + 3.00%	)	10/21/2030	12,354,000	12,380,993
KUEHG Corp. 2023 Term Loan	10.39% (3 mo. USD Term SOFR + 5.00%	)	6/12/2030	10,441,906	10,473,910
Mavis Tire Express Services Corp. 2021 Term Loan B	9.463% (1 mo. USD Term SOFR + 4.00%	)	5/4/2028	17,056,081	17,041,243
SCUR-Alpha 1503 GmbH USD Term Loan B1 (Germany)(b)	10.883% (3 mo. USD Term SOFR + 5.50%	)	3/29/2030	249,375	222,151
Spin Holdco, Inc. 2021 Term Loan	9.664% (3 mo. USD Term SOFR + 4.00%	)	3/4/2028	49,872	43,478
Spring Education Group, Inc. Term Loan	9.914% (3 mo. USD Term SOFR + 4.50%	)	10/4/2030	15,642,338	15,637,489
TruGreen Ltd. Partnership 2020 Term Loan	9.448% (1 mo. USD Term SOFR + 4.00%	)	11/2/2027	49,872	47,004
Total					175,899,292

Construction & Engineering 0.35%
Brand Industrial Services, Inc. 2023 Term Loan B	10.877% (3 mo. USD Term SOFR + 5.50%	)	8/1/2030	17,593,470	17,235,531

Consumer Durables 0.16%
Griffon Corp. Term Loan B	7.791% (3 mo. USD Term SOFR + 2.25%	)	1/24/2029	7,889,518	7,895,278

142	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Consumer Non-Durables 0.28%
Anastasia Parent LLC 2018 Term Loan B	9.402% (3 mo. USD LIBOR + 3.75%	)	8/11/2025		$12,670,935	$8,507,772
Pretium PKG Holdings, Inc. 2021 2nd Lien Term Loan	12.186% - 12.19% (1 mo. USD Term SOFR + 6.75%	)	10/1/2029		13,079,643	5,549,497
Total						14,057,269

Containers & Packaging 1.23%
Berlin Packaging LLC 2021 Term Loan B5	9.185% - 9.40% (1 mo. USD Term SOFR + 3.75% (3 mo. USD Term SOFR + 3.75%	) )	3/11/2028		49,873	49,437
Charter NEX U.S., Inc. 2021 Term Loan	9.213% (1 mo. USD Term SOFR + 3.75%	)	12/1/2027		23,047,193	22,987,961
Iris Holding, Inc. Term Loan	10.233% (3 mo. USD Term SOFR + 4.75%	)	6/28/2028		5,595,869	5,069,857
Kouti BV 2021 EUR Term Loan(a)	-	(g)	8/31/2028	EUR	4,751,000	5,059,737	(f)
LABL, Inc. 2021 USD 1st Lien Term Loan	10.448% (1 mo. USD Term SOFR + 5.00%	)	10/29/2028		$5,872,232	5,565,936
Pretium Packaging LLC Second Out Term Loan A1	-	(g)	10/2/2028		16,255,541	12,809,366
Proampac PG Borrower LLC 2023 Term Loan	9.868% - 9.89% (3 mo. USD Term SOFR + 4.50%	)	9/15/2028		9,446,000	9,398,770
Tosca Services LLC 2021 Term Loan	9.145% (3 mo. USD Term SOFR + 3.50%	)	8/18/2027		49,872	41,409
Total						60,982,473

Cosmetics/Personal Care 0.22%
Sunshine Luxembourg VII SARL 2021 Term Loan B3 (Luxembourg)(b)	9.24% (3 mo. USD Term SOFR + 3.75%	)	10/1/2026		10,812,237	10,859,540

Distribution/Wholesale 0.81%
BCPE Empire Holdings, Inc. 2023 Extended Term Loan	10.098% (1 mo. USD Term SOFR + 4.75%	)	12/11/2028		13,013,173	13,038,418
Fastlane Parent Co., Inc. 2023 Term Loan B	9.848% (1 mo. USD Term SOFR + 4.50%	)	9/29/2028		2,711,720	2,686,975
Owens & Minor, Inc. 2022 Term Loan B	9.198% - 9.24% (1 mo. USD Term SOFR + 3.75% (3 mo. USD Term SOFR + 3.75%	) )	3/29/2029		10,855,453	10,877,544

See Notes to Financial Statements.	143

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Distribution/Wholesale (continued)
Windsor Holdings III LLC USD Term Loan B	9.82% (1 mo. USD Term SOFR + 4.50%	)	8/1/2030		$13,576,951	$13,634,450
Total						40,237,387

Diversified Capital Goods 0.46%
CeramTec AcquiCo GmbH 2022 EUR Term Loan B(a)	7.455% (3 mo. EURIBOR + 3.50%	)	3/16/2029	EUR	13,369,227	14,309,604
Tank Holding Corp. 2022 Term Loan	11.198% (1 mo. USD Term SOFR + 5.75%	)	3/31/2028		$9,165,552	8,798,930
Total						23,108,534

Diversified Financial Services 2.29%
Advisor Group, Inc. 2023 Term Loan B	9.848% (1 mo. USD Term SOFR + 4.50%	)	8/17/2028		19,132,108	19,172,955
Aretec Group, Inc. 2023 Incremental Term Loan	-	(g)	8/9/2030		11,403,000	11,258,410
Castlelake Aviation Ltd. 2023 Incremental Term Loan B	8.421% (3 mo. USD Term SOFR + 2.75%	)	10/22/2027		14,028,417	14,037,184
Citadel Securities LP 2023 Term Loan B	7.963% (1 mo. USD Term SOFR + 2.50%	)	7/29/2030		9,408,420	9,416,793
Edelman Financial Center LLC 2021 Term Loan B	8.963% (1 mo. USD Term SOFR + 3.50%	)	4/7/2028		2,832,803	2,808,979
HighTower Holdings LLC 2021 Term Loan B	9.38% (3 mo. USD Term SOFR + 4.00%	)	4/21/2028		49,873	49,707
Jane Street Group LLC 2021 Term Loan	8.213% (1 mo. USD Term SOFR + 2.75%	)	1/26/2028		22,944,623	22,989,824
Minotaur Acquisition, Inc. Term Loan B	10.198% (1 mo. USD Term SOFR + 4.75%	)	3/27/2026		16,974,277	16,974,277
NFP Corp. 2020 Term Loan	8.713% (1 mo. USD Term SOFR + 3.25%	)	2/16/2027		17,015,108	16,976,059
Total						113,684,188

Electric 0.23%
Helix Gen Funding LLC 2023 Term Loan	10.098% (1 mo. USD Term SOFR + 4.75%	)	12/31/2027		11,179,949	11,213,545

Electric: Generation 0.56%
EFS Cogen Holdings I LLC 2020 Term Loan B	9.16% (3 mo. USD Term SOFR + 3.50%	)	10/1/2027		13,006,826	12,994,209
ExGen Renewables IV LLC 2020 Term Loan	8.15% (3 mo. USD Term SOFR + 2.50%	)	12/15/2027		10,134,336	10,123,746

144	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric: Generation (continued)
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	7.152% (3 mo. USD Term SOFR + 1.50%	)	7/28/2028	$2,863,989	$1,482,114
Frontera Generation Holdings LLC 2021 Term Loan	18.652% (3 mo. USD Term SOFR + 13.00%	)	7/28/2026	2,950,702	3,098,237
Total					27,698,306

Electric: Integrated 0.25%
Compass Power Generation LLC 2022 Term Loan B2	9.712% (1 mo. USD Term SOFR + 4.25%	)	4/14/2029	12,317,135	12,342,323

Energy 0.62%
CQP Holdco LP 2021 Term Loan B	8.99% (3 mo. USD Term SOFR + 3.50%	)	6/5/2028	7,568,077	7,592,786
Freeport LNG Investments LLLP Term Loan B	9.177% (3 mo. USD Term SOFR + 3.50%	)	12/21/2028	13,421,397	13,272,151
Medallion Midland Acquisition LLC 2021 Term Loan	9.402% (3 mo. USD Term SOFR + 3.75%	)	10/18/2028	9,968,219	9,998,473
Total					30,863,410

Energy: Alternate Sources 0.19%
TerraForm Power Operating LLC 2023 Term Loan B	7.99% (3 mo. USD Term SOFR + 2.50%	)	5/21/2029	9,479,192	9,425,871

Engineering & Construction 0.42%
Aegion Corp. Term Loan	10.395% (3 mo. USD Term SOFR + 4.75%	)	5/17/2028	49,888	49,427
KKR Apple Bidco LLC 2022 Incremental Term Loan	9.348% (1 mo. USD Term SOFR + 4.00%	)	9/22/2028	3,539,664	3,544,088
Service Logic Acquisition, Inc. Term Loan	9.463% - 9.64% (1 mo. USD Term SOFR + 4.00% (3 mo. USD Term SOFR + 4.00%	) )	10/29/2027	17,105,800	17,127,183
Total					20,720,698

Entertainment 1.51%
Caesars Entertainment Corp. Term Loan B	8.698% (1 mo. USD Term SOFR + 3.25%	)	2/6/2030	19,013,373	19,056,914

See Notes to Financial Statements.	145

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Entertainment (continued)
Cinemark USA, Inc. 2023 Term Loan B	9.093% - 9.14% (1 mo. USD Term SOFR + 3.75% (3 mo. USD Term SOFR + 3.75%	) )	5/24/2030		$9,991,363	$10,017,590
Delta 2 Lux SARL 2022 Term Loan B (Luxembourg)(b)	7.598% (1 mo. USD Term SOFR + 2.25%	)	1/15/2030		14,540,000	14,571,770
ECL Entertainment LLC 2023 Term Loan B	10.14% (3 mo. USD Term SOFR + 4.75%	)	8/31/2030		8,934,559	8,916,422
Flutter Entertainment PLC Term Loan B (United Kingdom)(b)	-	(g)	11/15/2030		13,471,000	13,445,742
Motion Finco SARL 2023 EUR Term Loan B(a)	7.972% (3 mo. EURIBOR + 4.00%	)	11/12/2029	EUR	8,492,557	9,227,976
Total						75,236,414

Environmental Control 0.41%
Heritage-Crystal Clean, Inc. Term Loan B	10.403% (3 mo. USD Term SOFR + 5.00%	)	10/17/2030		$11,199,000	11,152,356
Madison IAQ LLC Term Loan	8.699% (1 mo. USD Term SOFR + 3.25%	)	6/21/2028		9,204,309	9,088,151
Total						20,240,507

Financial 2.74%
Acrisure LLC 2021 First Lien Term Loan B	9.90% (3 mo. USD LIBOR + 4.25%	)	2/15/2027		17,908,153	17,923,017
Alliant Holdings Intermediate LLC 2023 Term Loan B5	8.831% (1 mo. USD Term SOFR + 3.50%	)	11/5/2027		9,916,586	9,938,800
Armor Holding II LLC 2021 Term Loan B	10.087% (6 mo. USD Term SOFR + 4.50%	)	12/11/2028		7,079,932	7,106,517
AssuredPartners, Inc. 2020 Term Loan B	8.963% (1 mo. USD Term SOFR + 3.50%	)	2/12/2027		18,605,688	18,612,666
Asurion LLC 2021 Second Lien Term Loan B4	10.713% (1 mo. USD Term SOFR + 5.25%	)	1/20/2029		24,034,469	21,342,608
Asurion LLC 2022 Term Loan B10	9.448% (1 mo. USD Term SOFR + 4.00%	)	8/19/2028		11,190,899	10,993,883
Edelman Financial Center LLC 2018 2nd Lien Term Loan	12.213% (1 mo. USD Term SOFR + 6.75%	)	7/20/2026		10,580,063	10,553,613
Hudson River Trading LLC 2021 Term Loan	-	(g)	3/20/2028		20,888,878	20,778,062
NEXUS Buyer LLC Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	11/9/2026		8,451,187	8,372,633
OneDigital Borrower LLC 2021 Term Loan	-	(g)	11/16/2027		10,689,085	10,669,043
Total						136,290,842

146	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Food 0.15%
Wm Morrison EUR Term Loan B1(a)	8.569% (3 mo. EURIBOR + 4.75%	)	11/4/2027	EUR	7,284,000	$7,453,316

Food Service 0.31%
Aramark Services, Inc. 2023 Term Loan B6	7.963% (1 mo. USD Term SOFR + 2.50%	)	6/22/2030		$15,409,270	15,441,322

Food/Tobacco 0.30%
NPC International, Inc. 2nd Lien Term Loan(h)	1.00%		4/18/2025		9,531,000	–	(i)(j)
Reynolds Group Holdings, Inc. 2021 Term Loan B	8.713% (1 mo. USD Term SOFR + 3.25%	)	9/24/2028		15,065,444	15,088,118
Total						15,088,118

Gaming/Leisure 2.82%
888 Acquisitions Ltd. USD Term Loan B (United Kingdom)(b)	10.818% (6 mo. USD Term SOFR + 5.25%	)	7/1/2028		14,954,756	14,440,686
AVSC Holding Corp. 2018 2nd Lien Term Loan	12.713% (1 mo. USD Term SOFR + 7.25%	)	9/1/2025		3,538,783	3,237,986
City Football Group Ltd. Term Loan (United Kingdom)(b)	8.455% (1 mo. USD Term SOFR + 3.00%	)	7/21/2028		9,772,402	9,720,511
Equinox Holdings, Inc. 2017 2nd Lien Term Loan	12.731% (3 mo. USD LIBOR + 7.00%	)	9/6/2024		7,044,482	6,526,043
Fertitta Entertainment LLC 2022 Term Loan B	-	(g)	1/27/2029		27,521,748	27,358,406
Hilton Grand Vacations Borrower LLC 2021 Term Loan B	8.213% (1 mo. USD Term SOFR + 2.75%	)	8/2/2028		14,749,663	14,759,914
PENN Entertainment, Inc. 2022 Term Loan B	8.198% (1 mo. USD Term SOFR + 2.75%	)	5/3/2029		7,874,413	7,883,784
Sabre GLBL, Inc. 2021 Term Loan B1	8.963% (1 mo. USD Term SOFR + 3.50%	)	12/17/2027		855,833	732,593
Sabre GLBL, Inc. 2021 Term Loan B2	8.963% (1 mo. USD Term SOFR + 3.50%	)	12/17/2027		1,232,670	1,055,166
Sabre GLBL, Inc. 2022 Term Loan B	9.698% (1 mo. USD Term SOFR + 4.25%	)	6/30/2028		3,937,195	3,381,067
Scientific Games Holdings LP 2022 USD Term Loan B	8.914% (3 mo. USD Term SOFR + 3.50%	)	4/4/2029		12,201,797	12,158,785

See Notes to Financial Statements.	147

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Gaming/Leisure (continued)
SeaWorld Parks & Entertainment, Inc. 2021 Term Loan B	8.463% (1 mo. USD Term SOFR + 3.00%	)	8/25/2028		$12,841,411	$12,854,253
Silk Bidco AS EUR Term Loan B(a)	10.451% (6 mo. EURIBOR + 6.50%	)	2/28/2027	EUR	11,866,254	8,744,613
United FP Holdings LLC 2019 1st Lien Term Loan	9.645% (3 mo. USD Term SOFR + 4.00%	)	12/30/2026		$16,044,176	14,519,979
United FP Holdings LLC 2019 2nd Lien Term Loan	14.145% (3 mo. USD Term SOFR + 8.50%	)	12/30/2027		4,000,000	2,870,000
Total						140,243,786

Health Care Products 0.87%
Bausch & Lomb Corp. Term Loan (Canada)(b)	8.755% (3 mo. USD Term SOFR + 3.25%	)	5/10/2027		9,497,000	9,226,336
Curia Global, Inc. 2021 Term Loan	9.198% - 9.23% (1 mo. USD Term SOFR + 3.75% (3 mo. USD Term SOFR + 3.75%	) )	8/30/2026		9,512,325	8,037,914
Medline Borrower LP USD Term Loan B	8.463% (1 mo. USD Term SOFR + 3.00%	)	10/23/2028		26,068,037	26,102,447
Total						43,366,697

Health Care Services 1.52%
ADMI Corp. 2018 Term Loan B	8.463% (1 mo. USD Term SOFR + 3.00%	)	4/30/2025		14,697,758	14,647,859
Fortrea Holdings, Inc. Term Loan B	9.098% (1 mo. USD Term SOFR + 3.75%	)	7/1/2030		6,472,867	6,423,317
LifePoint Health, Inc. 2023 Term Loan B	-	(g)	11/16/2028		6,658,000	6,384,389
Select Medical Corp. 2023 Term Loan B1	8.348% (1 mo. USD Term SOFR + 3.00%	)	3/6/2027		12,592,144	12,611,788
Star Parent, Inc. Term Loan B	9.386% (3 mo. USD Term SOFR + 4.00%	)	9/27/2030		18,789,000	18,408,053
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	10.963% - 11.32% (1 mo. USD Term SOFR + 5.50% (6 mo. USD Term SOFR + 5.50%	) )	10/1/2025		20,276,451	17,198,587
Total						75,673,993

Health Services 0.70%
Covetrus, Inc. Term Loan	10.39% (3 mo. USD Term SOFR + 5.00%	)	10/13/2029		13,514,024	13,377,938

148	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Health Services (continued)
Heartland Dental LLC 2023 Term Loan B	10.331% (1 mo. USD Term SOFR + 5.00%	)	4/28/2028	$21,679,575	$21,395,031
Total					34,772,969

Healthcare 7.46%
Athenahealth Group, Inc. 2022 Term Loan B	8.598% (1 mo. USD Term SOFR + 3.25%	)	2/15/2029	35,262,205	34,738,209
Bella Holding Co. LLC 2021 Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	5/10/2028	15,888,671	15,744,084
Canopy Growth Corp. Term Loan (Canada)(b)	14.183% (3 mo. USD LIBOR + 8.50%	)	3/18/2026	5,111,214	4,250,818
CCRR Parent, Inc. Term Loan B	9.213% (1 mo. USD Term SOFR + 3.75%	)	3/6/2028	10,507,638	9,964,708
CNT Holdings I Corp. 2020 2nd Lien Term Loan	12.176% (3 mo. USD Term SOFR + 6.75%	)	11/6/2028	10,539,122	10,581,963
CNT Holdings I Corp. 2020 Term Loan	8.926% (3 mo. USD Term SOFR + 3.50%	)	11/8/2027	492,460	493,807
Da Vinci Purchaser Corp. 2019 Term Loan	9.463% (1 mo. USD Term SOFR + 4.00%	)	1/8/2027	9,398,853	9,267,269
Dermatology Intermediate Holdings III, Inc. 2022 Term Loan B	9.633% (3 mo. USD Term SOFR + 4.25%	)	3/30/2029	14,494,451	13,990,189
Electron BidCo, Inc. 2021 Term Loan	8.463% (1 mo. USD Term SOFR + 3.00%	)	11/1/2028	11,688,410	11,695,716
eResearchTechnology, Inc. 2020 1st Lien Term Loan	9.963% (1 mo. USD Term SOFR + 4.50%	)	2/4/2027	22,378,171	22,066,443
Gainwell Acquisition Corp. Term Loan B	9.49% (3 mo. USD Term SOFR + 4.00%	)	10/1/2027	11,846,660	11,451,752
Global Medical Response, Inc. 2020 Term Loan B	9.934% (3 mo. USD Term SOFR + 4.25%	)	10/2/2025	18,126,305	13,755,872
Hunter Holdco 3 Ltd. USD Term Loan B (United Kingdom)(b)	9.74% (3 mo. USD Term SOFR + 4.25%	)	8/19/2028	19,733,968	19,602,441
LSCS Holdings, Inc. 2021 1st Lien Term Loan	9.963% (1 mo. USD Term SOFR + 4.61%	)	12/16/2028	9,575,160	9,477,445
MDVIP, Inc. 2021 Term Loan	8.713% (1 mo. USD Term SOFR + 3.25%	)	10/16/2028	10,023,189	10,021,936
MedAssets Software Intermediate Holdings, Inc. 2021 Term Loan	9.463% (1 mo. USD Term SOFR + 4.00%	)	12/18/2028	12,510,150	9,982,099

See Notes to Financial Statements.	149

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Healthcare (continued)
Medical Solutions Holdings, Inc. 2021 1st Lien Term Loan	8.698% (1 mo. USD Term SOFR + 3.25%	)	11/1/2028	$9,037,117	$8,353,685
Medical Solutions Holdings, Inc. 2021 2nd Lien Term Loan	12.448% (1 mo. USD Term SOFR + 7.00%	)	11/1/2029	8,000,000	6,997,520
National Mentor Holdings, Inc. 2021 2nd Lien Term Loan	12.74% (3 mo. USD Term SOFR + 7.25%	)	3/2/2029	5,832,027	4,451,790
Navicure, Inc. 2019 Term Loan B	9.463% (1 mo. USD Term SOFR + 4.00%	)	10/22/2026	11,406,532	11,450,732
Pacific Dental Services LLC 2021 Term Loan	8.957% (1 mo. USD Term SOFR + 3.50%	)	5/5/2028	12,469,107	12,480,828
Parexel International Corp. 2021 1st Lien Term Loan	8.593% (1 mo. USD Term SOFR + 3.25%	)	11/15/2028	9,725,689	9,728,461
Pathway Vet Alliance LLC 2021 Term Loan	9.213% (1 mo. USD Term SOFR + 3.75%	)	3/31/2027	11,392,486	10,083,945
Physician Partners LLC Term Loan	-	(g)	12/26/2028	14,158,608	13,415,281
Press Ganey Holdings, Inc. 2021 Term Loan B	9.213% (1 mo. USD Term SOFR + 3.75%	)	7/24/2026	2,842,391	2,762,449
Press Ganey Holdings, Inc. 2022 Incremental Term Loan	9.198% (1 mo. USD Term SOFR + 3.75%	)	7/24/2026	6,612,793	6,436,430
Southern Veterinary Partners LLC Term Loan	9.463% (1 mo. USD Term SOFR + 4.00%	)	10/5/2027	18,145,943	18,093,773
Summit Behavioral Healthcare LLC 1st Lien Term Loan	10.40% (3 mo. USD Term SOFR + 4.75%	)	11/24/2028	13,817,292	13,831,109
Surgery Center Holdings, Inc. 2021 Term Loan	9.205% (1 mo. USD Term SOFR + 3.75%	)	8/31/2026	9,957,959	9,978,522
Verscend Holding Corp. 2021 Term Loan B	9.439% (1 mo. USD Term SOFR + 4.00%	)	8/27/2025	19,559,280	19,606,124
Zelis Healthcare Corp. 2021 Term Loan	8.963% (1 mo. USD Term SOFR + 3.50%	)	9/30/2026	15,476,063	15,505,777
Total					370,261,177

Home Furnishings 0.18%
AI Aqua Merger Sub, Inc. 2023 Incremental Term Loan	-	(g)	7/31/2028	9,110,000	9,041,675

150	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Housewares 0.26%
Springs Windows Fashions LLC 2021 Term Loan B	9.463% (1 mo. USD Term SOFR + 4.00%	)	10/6/2028	$14,885,698	$12,764,486

Housing 1.69%
Cornerstone Building Brands, Inc. 2021 Term Loan B	8.673% (1 mo. USD Term SOFR + 3.25%	)	4/12/2028	8,127,325	7,950,109
Icebox Holdco III, Inc. 2021 1st Lien Term Loan	9.402% (3 mo. USD Term SOFR + 3.75%	)	12/22/2028	5,017,489	4,939,894
Icebox Holdco III, Inc. 2021 2nd Lien Term Loan	12.402% (3 mo. USD Term SOFR + 6.75%	)	12/21/2029	8,019,639	7,257,773
LBM Acquisition LLC Term Loan B	9.093% (1 mo. USD Term SOFR + 3.75%	)	12/17/2027	20,503,331	19,752,396
Oscar AcquisitionCo LLC Term Loan B	9.99% (3 mo. USD Term SOFR + 4.50%	)	4/29/2029	8,984,137	8,815,684
Quikrete Holdings, Inc. 2016 1st Lien Term Loan	8.088% (1 mo. USD Term SOFR + 2.63%	)	2/1/2027	12,324,530	12,357,745
Solis IV BV USD Term Loan B1 (Netherlands)(b)	8.88% (3 mo. USD Term SOFR + 3.50%	)	2/26/2029	9,857,938	9,556,876
SRS Distribution, Inc. 2021 Term Loan B	8.963% (1 mo. USD Term SOFR + 3.50%	)	6/2/2028	5,037,855	4,980,373
White Cap Buyer LLC Term Loan B	9.098% (1 mo. USD Term SOFR + 3.75%	)	10/19/2027	8,482,756	8,489,034
Total					84,099,884

Information Technology 5.63%
Altar Bidco, Inc. 2021 Term Loan	-	(g)	2/1/2029	13,600,370	13,547,940
AP Core Holdings II LLC Amortization Term Loan B1	10.963% (1 mo. USD Term SOFR + 5.50%	)	9/1/2027	4,761,925	4,681,567
AP Core Holdings II LLC High-Yield Term Loan B2	10.963% (1 mo. USD Term SOFR + 5.50%	)	9/1/2027	14,265,622	13,986,230
Apttus Corp. 2021 Term Loan	9.463% (1 mo. USD Term SOFR + 4.00%	)	5/8/2028	16,035,022	16,059,075
Ascend Learning LLC 2021 Term Loan	8.948% (1 mo. USD Term SOFR + 3.50%	)	12/11/2028	9,037,265	8,846,489
Banff Merger Sub, Inc. 2021 USD Term Loan	9.213% (1 mo. USD Term SOFR + 3.75%	)	10/2/2025	6,461,262	6,469,629

See Notes to Financial Statements.	151

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Information Technology (continued)
Barracuda Networks, Inc. 2022 2nd Lien Term Loan	12.383% (3 mo. USD Term SOFR + 7.00%	)	8/15/2030	$9,907,507	$8,877,126
Cloud Software Group, Inc. 2022 USD Term Loan B	9.99% (3 mo. USD Term SOFR + 4.50%	)	3/30/2029	38,355,672	36,829,499
Cloudera, Inc. 2021 Term Loan	9.198% (1 mo. USD Term SOFR + 3.75%	)	10/8/2028	14,193,904	13,998,737
ConnectWise LLC 2021 Term Loan B	8.963% (1 mo. USD Term SOFR + 3.50%	)	9/29/2028	17,768,856	17,395,710
Ensono LP 2021 Term Loan	9.463% (1 mo. USD Term SOFR + 4.00%	)	5/26/2028	49,873	47,790
Epicor Software Corp. 2020 Term Loan	8.713% (1 mo. USD Term SOFR + 3.25%	)	7/30/2027	5,846,525	5,865,585
Greeneden U.S. Holdings II LLC 2020 USD Term Loan B4	9.463% (1 mo. USD Term SOFR + 4.00%	)	12/1/2027	11,947,881	11,976,377
Informatica LLC 2021 USD Term Loan B	8.213% (1 mo. USD Term SOFR + 2.75%	)	10/27/2028	8,315,776	8,312,658
McAfee LLC 2022 USD Term Loan B	9.17% (1 mo. USD Term SOFR + 3.75%	)	3/1/2029	34,451,674	34,125,761
Polaris Newco LLC 2nd Lien Term Loan	14.488% (3 mo. USD Term SOFR + 9.25%	)	6/4/2029	5,090,279	4,568,525
Project Boost Purchaser LLC 2019 Term Loan B	8.963% (1 mo. USD Term SOFR + 3.50%	)	6/1/2026	7,466,266	7,466,677
RealPage, Inc. 1st Lien Term Loan	8.463% (1 mo. USD Term SOFR + 3.00%	)	4/24/2028	21,647,465	21,144,703
Storable, Inc. Term Loan B	8.837% - 8.85% (1 mo. USD Term SOFR + 3.50% (3 mo. USD Term SOFR + 3.50%	) )	4/17/2028	12,143,196	12,075,923
Surf Holdings LLC USD Term Loan	8.936% (1 mo. USD Term SOFR + 3.50%	)	3/5/2027	12,310,661	12,322,664
Ultimate Software Group, Inc. 2021 Term Loan	8.764% (3 mo. USD Term SOFR + 3.25%	)	5/4/2026	21,230,887	21,270,695
Total					279,869,360

Insurance 2.45%
Acrisure LLC 2020 Term Loan B	9.15% (3 mo. USD LIBOR + 3.50%	)	2/15/2027	9,220,683	9,164,990
Acrisure LLC 2023 Term Loan	9.888% (3 mo. USD Term SOFR + 4.50%	)	11/11/2030	3,000,000	3,001,890

152	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Insurance (continued)
Amynta Agency Borrower, Inc. 2023 Term Loan B	10.448% (1 mo. USD Term SOFR + 5.00%	)	2/28/2028	$18,741,438	$18,811,718
AssuredPartners, Inc. 2023 Term Loan B4	9.098% (1 mo. USD Term SOFR + 3.75%	)	2/12/2027	6,520,167	6,537,282
Asurion LLC 2023 Term Loan B11	9.698% (1 mo. USD Term SOFR + 4.25%	)	8/19/2028	27,112,977	26,719,025
HUB International Ltd. 2023 Term Loan B	9.662% (3 mo. USD Term SOFR + 4.25%	)	6/20/2030	12,313,641	12,377,179
Jones Deslauriers Insurance Management, Inc. 2023 Term Loan B (Canada)(b)	9.625% (3 mo. USD Term SOFR + 4.25%	)	3/15/2030	6,582,398	6,605,700
Sedgwick Claims Management Services, Inc. 2023 Term Loan B	9.098% (1 mo. USD Term SOFR + 3.75%	)	2/24/2028	20,553,307	20,603,457
USI, Inc. 2022 Incremental Term Loan	9.14% (3 mo. USD Term SOFR + 3.75%	)	11/22/2029	9,494,795	9,505,667
USI, Inc. 2023 Acquisition Term Loan	8.64% (3 mo. USD Term SOFR + 3.25%	)	9/27/2030	7,846,809	7,848,771
USI, Inc. 2023 Refi Term Loan	8.64% (3 mo. USD Term SOFR + 3.25%	)	9/27/2030	366,502	366,530
Total					121,542,209

Integrated Energy 0.18%
Esdec Solar Group BV Term Loan B (Netherlands)(b)	10.402% (3 mo. USD Term SOFR + 4.75%	)	8/30/2028	9,284,428	8,796,995

Internet 1.40%
Arches Buyer, Inc. 2021 Term Loan B	8.698% (1 mo. USD Term SOFR + 3.25%	)	12/6/2027	12,018,155	11,843,712
Imperva, Inc. 1st Lien Term Loan	9.631% (3 mo. USD Term SOFR + 4.00%	)	1/12/2026	9,414,419	9,426,187
Imperva, Inc. 2nd Lien Term Loan	13.383% (3 mo. USD Term SOFR + 7.75%	)	1/11/2027	5,133,722	5,163,138
MH Sub I LLC 2021 2nd Lien Term Loan	11.593% (1 mo. USD Term SOFR + 6.25%	)	2/23/2029	6,571,848	5,980,382
MH Sub I LLC 2023 Term Loan	9.598% (1 mo. USD Term SOFR + 4.25%	)	5/3/2028	26,925,783	26,118,010
Uber Technologies, Inc. 2023 Term Loan B	8.159% (3 mo. USD Term SOFR + 2.75%	)	3/3/2030	10,770,460	10,806,971
Total					69,338,400

See Notes to Financial Statements.	153

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Internet Companies 0.59%
LSF11 Trinity Bidco, Inc. Term Loan	9.573% (1 mo. USD Term SOFR + 4.25%	)	6/14/2030		$17,388,420	$17,431,891
NEXUS Buyer LLC 2021 Second Lien Term Loan	11.698% (1 mo. USD Term SOFR + 6.25%	)	11/5/2029		12,325,361	11,978,772
Total						29,410,663

Investment Management Companies 0.25%
GIP Pilot Acquisition Partners LP Term Loan	8.388% (3 mo. USD Term SOFR + 3.00%	)	10/4/2030		8,853,000	8,853,000
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(a)	6.13% (6 mo. EURIBOR + 2.00%	)	12/31/2027	EUR	9,528,666	3,474,606
Total						12,327,606

Leisure 0.15%
Carnival Corp. 2021 Incremental Term Loan B	8.713% (1 mo. USD Term SOFR + 3.25%	)	10/18/2028		$7,457,792	7,432,920

Leisure Time 0.59%
Amer Sports Oyj EUR Term Loan B(a)	7.948% (3 mo. EURIBOR + 4.00%	)	3/30/2026	EUR	11,567,303	12,587,049
Carnival Corp. 2023 Term Loan B	8.321% (1 mo. USD Term SOFR + 3.00%	)	8/8/2027		$10,440,401	10,401,250
Life Time Fitness, Inc. 2023 Term Loan B	10.611% (3 mo. USD Term SOFR + 4.75%	)	1/15/2026		6,544,546	6,561,725
Total						29,550,024

Lodging 0.28%
Aimbridge Acquisition Co., Inc. 2019 Term Loan B	9.213% (1 mo. USD Term SOFR + 3.75%	)	2/2/2026		49,870	46,681
Spectacle Gary Holdings LLC 2021 Term Loan B	9.698% (1 mo. USD Term SOFR + 4.25%	)	12/10/2028		14,195,743	13,902,955
Total						13,949,636

Machinery: Diversified 1.15%
Arcline FM Holdings LLC 2023 Incremental Term Loan B	10.628% (3 mo. USD Term SOFR + 5.25%	)	6/23/2028		2,153,000	2,142,235
Chart Industries, Inc. 2023 Term Loan	8.67% (1 mo. USD Term SOFR + 3.25%	)	3/15/2030		11,410,301	11,405,565
CPM Holdings, Inc. 2023 Term Loan	9.827% (1 mo. USD Term SOFR + 4.50%	)	9/28/2028		7,075,000	7,084,587

154	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Machinery: Diversified (continued)
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Incremental Term Loan	12.152% (3 mo. USD Term SOFR + 6.50%	)	5/21/2029	$1,175,215	$1,104,702
Engineered Machinery Holdings, Inc. 2021 USD 2nd Lien Term Loan	11.652% (3 mo. USD Term SOFR + 6.00%	)	5/21/2029	5,041,999	4,739,479
LSF12 Badger Bidco LLC Term Loan B	11.348% (1 mo. USD Term SOFR + 6.00%	)	8/30/2030	12,193,596	12,178,354
Project Castle, Inc. Term Loan B	10.89% - 10.90% (3 mo. USD Term SOFR + 5.50%	)	6/1/2029	49,874	43,723
SPX Flow, Inc. 2022 Term Loan	9.948% (1 mo. USD Term SOFR + 4.50%	)	4/5/2029	18,302,678	18,284,833
Total					56,983,478

Manufacturing 4.06%
ABG Intermediate Holdings 2 LLC 2021 2nd Lien Term Loan	-	(g)	12/20/2029	4,316,475	4,351,568
AMC Entertainment Holdings, Inc. 2019 Term Loan B	-	(g)	4/22/2026	16,287,000	13,226,428
Camelot U.S. Acquisition LLC 2020 Incremental Term Loan B	8.463% (1 mo. USD Term SOFR + 3.00%	)	10/30/2026	4,799,398	4,811,397
Camelot U.S. Acquisition LLC Term Loan B	8.463% (1 mo. USD Term SOFR + 3.00%	)	10/30/2026	3,802,232	3,809,361
Chamberlain Group, Inc. Term Loan B	8.698% (1 mo. USD Term SOFR + 3.25%	)	11/3/2028	14,832,469	14,554,360
CMG Media Corp. 2021 Term Loan	8.99% (3 mo. USD Term SOFR + 3.50%	)	12/17/2026	9,994,983	9,228,717
CSC Holdings LLC 2017 Term Loan B1	7.687% (1 mo. USD LIBOR + 2.25%	)	7/17/2025	16,871,035	16,537,832
DirecTV Financing LLC Term Loan	10.463% - 10.65% (1 mo. USD Term SOFR + 5.00% (3 mo. USD Term SOFR + 5.00%	) )	8/2/2027	24,873,885	24,511,472
Engineered Machinery Holdings, Inc. 2021 USD Incremental Term Loan	9.152% (3 mo. USD Term SOFR + 3.50%	)	5/19/2028	7,756,937	7,533,110
iHeartCommunications, Inc. 2020 Term Loan	8.343% (1 mo. USD Term SOFR + 3.00%	)	5/1/2026	2,817,798	2,370,092
II-VI, Inc. 2022 Term Loan B	8.213% (1 mo. USD Term SOFR + 2.75%	)	7/2/2029	14,789,679	14,805,060
MJH Healthcare Holdings LLC 2022 Term Loan B	-	(g)	1/28/2029	5,604,171	5,579,653

See Notes to Financial Statements.	155

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Manufacturing (continued)
Nexstar Broadcasting, Inc. 2019 Term Loan B4	7.963% (1 mo. USD Term SOFR + 2.50%	)	9/18/2026		$10,006,435	$10,012,689
Numericable Group SA USD Term Loan B11 (France)(b)	-	(g)	7/31/2025		2,995,770	2,927,826
Pro Mach Group, Inc. 2021 Term Loan B	9.463% (1 mo. USD Term SOFR + 4.00%	)	8/31/2028		9,481,813	9,501,962
Tiger Acquisition LLC 2021 Term Loan	8.698% (1 mo. USD Term SOFR + 3.25%	)	6/1/2028		13,239,992	13,113,484
Titan Acquisition Ltd. 2018 Term Loan B (Canada)(b)	8.731% (3 mo. USD LIBOR + 3.00%	)	3/28/2025		8,870,737	8,806,424
Univision Communications, Inc. 2022 First Lien Term Loan B	9.64% (3 mo. USD Term SOFR + 4.25%	)	6/24/2029		124,058	124,291
Vertical U.S. Newco, Inc. Term Loan B	9.381% (6 mo. USD Term SOFR + 3.50%	)	7/30/2027		10,561,211	10,569,449
Virgin Media Bristol LLC USD Term Loan N	7.937% (1 mo. USD Term SOFR + 2.50%	)	1/31/2028		24,130,077	23,778,864
Vue International Bidco PLC 2022 EUR Term Loan(a)	12.13% (6 mo. EURIBOR + 8.00%	)	6/30/2027	EUR	1,611,847	1,719,406
Total						201,873,445

Media 1.06%
EW Scripps Co. 2019 Term Loan B2	-	(g)	5/1/2026		$6,135,000	6,049,509
Gray Television, Inc. 2021 Term Loan D	8.435% (1 mo. USD Term SOFR + 3.00%	)	12/1/2028		8,718,912	8,502,421
McGraw-Hill Global Education Holdings LLC 2021 Term Loan	10.213% (1 mo. USD Term SOFR + 4.75%	)	7/28/2028		9,540,987	9,396,155
Radiate Holdco LLC 2021 Term Loan B	8.713% (1 mo. USD Term SOFR + 3.25%	)	9/25/2026		13,107,035	10,127,544
Univision Communications, Inc. 2021 First Lien Term Loan B	8.713% (1 mo. USD Term SOFR + 3.25%	)	3/15/2026		13,180,042	13,185,841
Virgin Media Bristol LLC 2023 USD Term Loan Y	8.79% (6 mo. USD Term SOFR + 3.25%	)	3/31/2031		5,443,000	5,376,242
Total						52,637,712

156	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Metal Fabricate/Hardware 0.17%
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan(k)	1.00% - 11.44% (1 mo. USD Term SOFR + 6.00% (3 mo. USD Term SOFR + 1.00%	) )	3/31/2028	$2,609,502	$2,518,170
Tank Holding Corp. 2023 Incremental Term Loan	11.443% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	6,058,394	5,846,350
Total					8,364,520

Mining & Metals 0.27%
Arsenal AIC Parent LLC Term Loan	9.848% (1 mo. USD Term SOFR + 4.50%	)	8/18/2030	13,217,678	13,246,559

Miscellaneous Manufacture 0.00%
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan	8.963% (1 mo. USD Term SOFR + 3.50%	)	9/6/2025	49,869	47,028

Office Furniture & Business Equipment 0.25%
Xerox Holdings Corp. 2023 Term Loan B	9.378% (1 mo. USD Term SOFR + 4.00%	)	11/15/2029	12,413,000	12,257,837

Oil & Gas 0.34%
Parkway Generation LLC Term Loan B	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	15,465,449	14,892,377
Parkway Generation LLC Term Loan C	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	2,042,445	1,966,763
Total					16,859,140

Packaging 0.36%
Clydesdale Acquisition Holdings, Inc. Term Loan B	9.623% (1 mo. USD Term SOFR + 4.18%	)	4/13/2029	16,150,570	16,046,480
Graham Packaging Co., Inc. 2021 Term Loan	8.463% (1 mo. USD Term SOFR + 3.00%	)	8/4/2027	1,868,244	1,866,180
Total					17,912,660

Personal & Household Products 0.39%
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B	9.071% (1 mo. USD Term SOFR + 3.75%	)	7/31/2028	19,727,250	19,396,819

See Notes to Financial Statements.	157

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 1.76%
Ceva Sante Animale 2023 USD Term Loan B (France)(b)	9.616% (3 mo. USD Term SOFR + 4.25%	)	11/1/2030	$4,290,000	$4,291,072
IVC Acquisition Ltd. 2023 USD Term Loan B (United Kingdom)(b)	-	(g)	11/17/2028	15,000,000	14,934,450
Jazz Financing Lux SARL USD Term Loan (Luxembourg)(b)	8.963% (1 mo. USD Term SOFR + 3.50%	)	5/5/2028	23,422,039	23,488,792
Option Care Health, Inc. 2021 Term Loan B	8.213% (1 mo. USD Term SOFR + 2.75%	)	10/27/2028	6,111,114	6,138,492
Organon & Co. USD Term Loan	8.436% (1 mo. USD Term SOFR + 3.00%	)	6/2/2028	19,073,093	19,070,709
Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan	9.152% (3 mo. USD Term SOFR + 3.50%	)	11/30/2027	19,550,465	19,511,071
Total					87,434,586

Pipelines 0.84%
Brazos Delaware II LLC 2023 Term Loan B	9.08% (1 mo. USD Term SOFR + 3.75%	)	2/11/2030	13,868,159	13,890,279
Epic Y-Grade Services LP 2020 Term Loan	-	(g)	6/30/2027	11,132,000	10,750,729
Oryx Midstream Services Permian Basin LLC 2023 Incremental Term Loan	8.694% (1 mo. USD Term SOFR + 3.25%	)	10/5/2028	16,965,402	16,987,542
Total					41,628,550

Real Estate 0.25%
Cushman & Wakefield U.S. Borrower LLC 2023 Term Loan	–	(g)	1/31/2030	4,906,000	4,771,085
Cushman & Wakefield U.S. Borrower LLC 2023 Term Loan B	9.348% (1 mo. USD Term SOFR + 4.00%	)	1/31/2030	7,603,000	7,469,947
Total					12,241,032

Retail 2.81%
ABG Intermediate Holdings 2 LLC 2021 Term Loan B1	-	(g)	12/21/2028	10,420,227	10,456,541
Birkenstock GmbH & Co. KG USD Term Loan B (Germany)(b)	8.894% (3 mo. USD Term SOFR + 3.25%	)	4/28/2028	5,007,655	5,020,800
Dave & Buster’s, Inc. 2023 Term Loan	9.188% (1 mo. USD Term SOFR + 3.75%	)	6/29/2029	5,121,056	5,132,655

158	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Retail (continued)
Evergreen Acqco 1 LP 2021 USD Term Loan	10.902% (3 mo. USD Term SOFR + 5.25%	)	4/26/2028		$3,037,454	$3,052,641
Flynn Restaurant Group LP 2021 Term Loan B	9.713% (1 mo. USD Term SOFR + 4.25%	)	12/1/2028		17,912,081	17,932,232
Fogo De Chao, Inc. 2023 Term Loan B	10.136% (3 mo. USD Term SOFR + 4.75%	)	9/30/2030		10,997,000	10,581,863
Great Outdoors Group LLC 2021 Term Loan B1	9.402% (1 mo. USD Term SOFR + 3.75%	)	3/6/2028		50,000	49,661
Harbor Freight Tools USA, Inc. 2021 Term Loan B	8.093% (1 mo. USD Term SOFR + 2.75%	)	10/19/2027		49,871	49,594
IRB Holding Corp. 2022 Term Loan B	8.448% (1 mo. USD Term SOFR + 3.00%	)	12/15/2027		10,873,908	10,871,788
K-Mac Holdings Corp. 2021 Term Loan	8.713% (1 mo. USD Term SOFR + 3.25%	)	7/21/2028		9,549,451	9,501,131
Peer Holding III BV 2019 EUR Term Loan B(a)	-	(g)	1/16/2027	EUR	4,750,000	5,166,474
Peer Holding III BV 2023 USD Term Loan B4 (Netherlands)(b)	-	(g)	10/19/2030		$13,682,000	13,690,551
Petco Health & Wellness Co., Inc. 2021 Term Loan B	8.902% (3 mo. USD Term SOFR + 3.25%	)	3/3/2028		10,107,024	9,593,284
PetSmart, Inc. 2021 Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	2/11/2028		20,640,274	20,356,470
RVR Dealership Holdings LLC Term Loan B	-	(g)	2/8/2028		49,873	40,372
Torrid LLC 2021 Term Loan B	11.265% (6 mo. USD Term SOFR + 5.50%	)	6/14/2028		12,319,138	8,484,807
Whatabrands LLC 2021 Term Loan B	8.463% (1 mo. USD Term SOFR + 3.00%	)	8/3/2028		9,442,939	9,450,304
Total						139,431,168

Semiconductors 0.52%
MKS Instruments, Inc. 2023 Term Loan B	7.823% (1 mo. USD Term SOFR + 2.50%	)	8/17/2029		25,658,661	25,669,310

Service 3.57%
Amentum Government Services Holdings LLC 2022 Term Loan	9.331% (1 mo. USD Term SOFR + 4.00%	)	2/15/2029		19,273,097	19,249,006
AppLovin Corp. 2021 Term Loan B	8.448% (1 mo. USD Term SOFR + 3.10%	)	10/25/2028		22,296,364	22,327,245
Blackhawk Network Holdings, Inc. 2018 2nd Lien Term Loan	12.423% (1 mo. USD Term SOFR + 7.00%	)	6/15/2026		13,754,734	13,599,993

See Notes to Financial Statements.	159

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Service (continued)
Brown Group Holding LLC 2022 Incremental Term Loan B2	9.098% - 9.14% (1 mo. USD Term SOFR + 3.75% (3 mo. USD Term SOFR + 3.75%	) )	7/2/2029	$10,886,046	$10,908,580
DTI Holdco, Inc. 2022 Term Loan	10.133% (3 mo. USD Term SOFR + 4.75%	)	4/26/2029	15,247,019	14,927,213
Harsco Corp. 2021 Term Loan	7.713% (1 mo. USD Term SOFR + 2.25%	)	3/10/2028	12,238,827	12,142,446
Magnite, Inc. Term Loan	10.463% - 10.93% (1 mo. USD Term SOFR + 5.00% (6 mo. USD Term SOFR + 5.00%	) )	4/28/2028	14,666,344	14,748,842
Red Planet Borrower LLC Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	10/2/2028	16,690,049	16,071,181
Renaissance Holding Corp. 2023 Refi Term Loan	10.098% (1 mo. USD Term SOFR + 4.75%	)	4/5/2030	12,447,182	12,450,667
Sabre GLBL, Inc. 2022 1st Lien Term Loan B	10.448% (1 mo. USD Term SOFR + 5.00%	)	6/30/2028	10,605,924	9,166,170
Sophia LP 2021 Term Loan B	8.948% (1 mo. USD Term SOFR + 3.50%	)	10/7/2027	18,247,008	18,292,626
SRS Distribution, Inc. 2022 Incremental Term Loan	8.948% (1 mo. USD Term SOFR + 3.50%	)	6/2/2028	13,421,918	13,275,150
Total					177,159,119

Software 4.13%
Applied Systems, Inc. 2022 Extended 1st Lien Term Loan	9.89% (3 mo. USD Term SOFR + 4.50%	)	9/18/2026	7,967,930	8,005,937
AppLovin Corp. 2023 Term Loan B	8.448% (1 mo. USD Term SOFR + 3.10%	)	8/16/2030	4,770,939	4,778,381
Banff Merger Sub, Inc. 2021 USD 2nd Lien Term Loan	10.963% (1 mo. USD Term SOFR + 5.50%	)	2/27/2026	11,419,619	11,418,478
Central Parent, Inc. 2023 Term Loan B	9.406% (3 mo. USD Term SOFR + 4.00%	)	7/6/2029	17,246,209	17,276,648
Cvent, Inc. 2023 Term Loan B	9.14% (3 mo. USD Term SOFR + 3.75%	)	6/17/2030	11,693,858	11,653,690
Epicor Software Corp. 2023 Incremental Term Loan	9.098% (1 mo. USD Term SOFR + 3.75%	)	7/30/2027	2,352,615	2,372,106
Isolved, Inc. Term Loan	9.484% (3 mo. USD Term SOFR + 4.00%	)	10/14/2030	8,004,000	8,009,003

160	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Software (continued)
Ivanti Software, Inc. 2021 Term Loan B	-	(g)	12/1/2027	$50,000	$46,462
Mitchell International, Inc. 2021 2nd Lien Term Loan	-	(g)	10/15/2029	65,000	61,716
Mitchell International, Inc. 2021 Term Loan B	9.40% (3 mo. USD Term SOFR + 3.75%	)	10/15/2028	22,006,433	21,889,468
Mitchell International, Inc. 2023 Add on Term Loan	9.40% (3 mo. USD Term SOFR + 3.75%	)	10/15/2028	4,000,000	3,978,740
Mosel Bidco SE USD Term Loan B (Germany)(b)	10.164% (3 mo. USD Term SOFR + 4.75%	)	9/16/2030	8,014,727	8,024,745
Open Text Corp. 2023 Term Loan B (Canada)(b)	8.198% (1 mo. USD Term SOFR + 2.75%	)	1/31/2030	14,256,951	14,294,376
Physician Partners LLC 2023 Incremental Term Loan B	10.883% (3 mo. USD Term SOFR + 5.50%	)	12/23/2028	1,891,000	1,805,905
Playtika Holding Corp. 2021 Term Loan	8.213% (1 mo. USD Term SOFR + 2.75%	)	3/13/2028	11,799,276	11,749,129
Project Alpha Intermediate Holding, Inc. 2023 1st Lien Term Loan B	10.093% (1 mo. USD Term SOFR + 4.75%	)	10/28/2030	16,181,000	15,938,285
Project Boost Purchaser LLC 2021 Incremental Term Loan	-	(g)	5/30/2026	10,500,343	10,487,218
Quartz Acquireco LLC Term Loan B	8.848% (1 mo. USD Term SOFR + 3.50%	)	6/28/2030	13,711,214	13,745,492
Rocket Software, Inc. 2023 USD Term Loan B	10.098% (1 mo. USD Term SOFR + 4.75%	)	11/28/2028	19,067,322	18,733,644
Roper Industrial Products Investment Co. LLC USD Term Loan	9.89% (3 mo. USD Term SOFR + 4.50%	)	11/22/2029	9,883,644	9,902,176
Ultimate Software Group, Inc. 2021 2nd Lien Term Loan	10.764% (1 mo. USD Term SOFR + 5.25%	)	5/3/2027	8,494,991	8,520,901
Veritas U.S., Inc. 2021 USD Term Loan B	10.463% (1 mo. USD Term SOFR + 5.00%	)	9/1/2025	2,940,000	2,325,055
Total					205,017,555

Software/Services 0.44%
Proofpoint, Inc. 1st Lien Term Loan	8.713% (1 mo. USD Term SOFR + 3.25%	)	8/31/2028	13,476,883	13,402,625
Proofpoint, Inc. 2nd Lien Term Loan	11.713% (1 mo. USD Term SOFR + 6.25%	)	8/31/2029	8,336,420	8,405,029
Total					21,807,654

See Notes to Financial Statements.	161

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Telecommunications 1.55%
Altice France SA 2023 USD Term Loan B14 (France)(b)	10.894% (3 mo. USD Term SOFR + 5.50%	)	8/15/2028		$7,694,545	$6,602,920
Carriage Purchaser, Inc. 2021 Term Loan B	9.713% (1 mo. USD Term SOFR + 4.25%	)	10/2/2028		3,024,946	2,958,397
CenturyLink, Inc. 2020 Term Loan B	7.713% (1 mo. USD Term SOFR + 2.25%	)	3/15/2027		29,665,075	17,968,581
Frontier Communications Corp. 2021 1st Lien Term Loan	9.213% (1 mo. USD Term SOFR + 3.75%	)	10/8/2027		14,675,220	14,429,924
Lorca Holdco Ltd. 2021 EUR Term Loan B2(a)	7.522% (6 mo. EURIBOR + 3.70%	)	9/17/2027	EUR	1,465,000	1,583,467
Lorca Holdco Ltd. EUR Term Loan B1(a)	8.022% (6 mo. EURIBOR + 4.20%	)	9/17/2027	EUR	7,785,000	8,485,374
Northwest Fiber LLC 2021 Term Loan	9.275% (1 mo. USD Term SOFR + 3.75%	)	4/30/2027		$14,626,577	14,524,995
RealTruck Group, Inc. 2021 Term Loan B	9.213% (1 mo. USD Term SOFR + 3.50%	)	1/31/2028		10,909,563	10,504,218
Total						77,057,876

Transportation 0.00%
AIT Worldwide Logistics, Inc. 2021 Term Loan	10.171% (1 mo. USD Term SOFR + 4.75%	)	4/6/2028		49,873	48,782
LaserShip, Inc. 2021 Term Loan	10.396% (3 mo. USD Term SOFR + 4.50%	)	5/7/2028		49,873	45,301
Total						94,083

Utilities 0.28%
Talen Energy Supply LLC 2023 Term Loan B	9.869% (3 mo. USD Term SOFR + 4.50%	)	5/17/2030		9,524,856	9,571,623
Talen Energy Supply LLC 2023 Term Loan C	9.869% (3 mo. USD Term SOFR + 4.50%	)	5/17/2030		4,255,711	4,276,607
Total						13,848,230

Utility 0.33%
Astoria Energy LLC 2020 Term Loan B	8.963% (1 mo. USD Term SOFR + 3.50%	)	12/10/2027		7,822,510	7,847,463
Pacific Gas & Electric Co. 2020 Term Loan B1	8.463% (1 mo. USD Term SOFR + 3.00%	)	6/23/2025		8,575,046	8,593,139
Total						16,440,602
Total Floating Rate Loans (cost $4,040,736,385)						3,989,415,373

162	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
PREFERRED STOCKS 0.58%
Transportation Infrastructure ACBL Holdings Corp.(cost $11,118,825)	Zero Coupon		444,753	$28,908,945

	Exercise Price	Expiration Date
WARRANTS 0.01%

Machinery 0.00%
TNT Crane & Rigging, Inc.*	$4.00	10/16/2025	12,651	6,326

Miscellaneous Financials 0.00%
Utex Industries*	114.76	12/3/2025	57,340	188,075	(c)

Specialty Retail 0.01%
Chinos Intermediate Holdings A, Inc.*	3.50	12/31/2099	147,340	360,983
Total Warrants (cost $652,304)				555,384
Total Long-Term Investments (cost $4,558,607,765)				4,503,858,642

			Principal Amount
SHORT-TERM INVESTMENTS 10.76%

REPURCHASE AGREEMENTS 10.05%
Repurchase Agreement dated 11/30/2023, 5.310% due 12/1/2023 with Barclays Bank PLC collateralized by $376,344,000 of U.S. Treasury Bond at 3.500% due 2/15/2033; value: $356,999,918; proceeds: $350,051,545 (cost $349,999,920)			$349,999,920	349,999,920
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $34,613,500 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $31,738,957; proceeds: $31,119,043 (cost $31,116,623)			31,116,623	31,116,623
Repurchase Agreement dated 11/30/2023, 5.380% due 12/1/2023 with JPMorgan Securities LLC collateralized by $119,891,000 of U.S. Treasury Note at 4.375% due 11/30/2028; value: $120,408,163; proceeds: $118,017,634 (cost $118,000,000)			118,000,000	118,000,000
Total Repurchase Agreements (cost $499,116,543)				499,116,543

See Notes to Financial Statements.	163

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Investments	Shares	Fair Value
Money Market Funds 0.64%
Fidelity Government Portfolio(l) (cost $31,431,600)	31,431,600	$31,431,600

Time Deposits 0.07%
CitiBank N.A.(l) (cost $3,492,400)	3,492,400	3,492,400
Total Short-Term Investments (cost $534,040,543)		534,040,543
Total Investments in Securities 101.45% (cost $5,092,648,308)		5,037,899,185
Less Unfunded Loan Commitments (0.03%) (cost $1,707,776)		(1,670,386)
Net Investments in Securities 101.42% (cost $5,090,940,532)		5,036,228,799
Other Assets and Liabilities – Net(m) (1.42)%		(70,093,303)
Net Assets 100.00%		$4,966,135,496

EUR	Euro.
ETF	Exchange Traded Fund.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $343,684,702, which represents 6.92% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security fair valued by the Pricing Committee.
(d)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(f)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Interest Rate to be determined.
(h)	Defaulted (non-income producing security).
(i)	Amount is less than $1.
(j)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	Security partially/fully unfunded. See Note (2(o)).
(l)	Security was purchased with the cash collateral from loaned securities.
(m)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

164	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Centrally Cleared Interest Rate Swap Contracts at November 30, 2023:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	4.494%	12-Month USD SOFR Index	4/1/2025	$8,021,000	$45,281
Bank of America(1)	4.447%	12-Month USD SOFR Index	6/15/2025	10,186,000	54,025
Bank of America(1)	4.372%	12-Month USD SOFR Index	9/15/2024	16,284,000	114,075
Bank of America(1)	4.265%	12-Month USD SOFR Index	5/1/2026	12,207,000	36,322
Bank of America(1)	4.217%	12-Month USD SOFR Index	8/15/2026	7,668,000	17,942
Bank of America(1)	4.214%	12-Month USD SOFR Index	9/1/2026	7,970,000	17,243
Bank of America(1)	4.021%	12-Month USD SOFR Index	4/26/2028	10,478,000	13,926
Bank of America(1)	4.013%	12-Month USD SOFR Index	5/15/2028	5,401,000	8,280
Bank of America(1)	4.007%	12-Month USD SOFR Index	6/1/2028	6,585,000	10,976
Bank of America(1)	3.987%	12-Month USD SOFR Index	8/1/2028	9,500,000	21,477
Bank of America(1)	3.925%	12-Month USD SOFR Index	5/1/2026	9,243,000	98,662
Bank of America(1)	3.866%	12-Month USD SOFR Index	10/30/2029	5,120,000	32,604
Bank of America(1)	3.843%	12-Month USD SOFR Index	2/15/2030	9,264,000	69,009
Bank of America(1)	3.825%	12-Month USD SOFR Index	6/15/2030	5,037,000	43,872
Bank of America(1)	3.814%	12-Month USD SOFR Index	8/1/2030	5,048,000	48,124
Bank of America(1)	3.805%	12-Month USD SOFR Index	11/1/2026	9,176,000	111,904
Bank of America(1)	3.794%	12-Month USD SOFR Index	12/1/2030	5,411,000	57,931
Bank of America(1)	3.636%	12-Month USD SOFR Index	1/20/2026	12,246,000	210,986
Bank of America(1)	3.317%	12-Month USD SOFR Index	4/30/2030	5,404,000	201,232
Bank of America(1)	2.498%	12-Month USD SOFR Index	10/15/2029	6,503,000	502,670

See Notes to Financial Statements.	165

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	2.489%	12-Month USD SOFR Index	8/1/2029	$9,592,000	$725,742
Bank of America(1)	2.476%	12-Month USD SOFR Index	10/1/2029	13,498,000	1,053,479
Bank of America(1)	1.225%	12-Month USD SOFR Index	1/15/2030	12,445,000	1,847,395
Bank of America(1)	1.220%	12-Month USD SOFR Index	10/15/2029	9,775,000	1,402,701
Bank of America(1)	1.152%	12-Month USD SOFR Index	10/15/2028	10,098,000	1,270,818
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts					$8,016,676

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America(1)	4.743%	12-Month USD SOFR Index	9/20/2025	$10,268,000	$(17,192)
Bank of America(1)	4.561%	12-Month USD SOFR Index	2/15/2026	12,318,000	(27,960)
Bank of America(1)	4.523%	12-Month USD SOFR Index	2/15/2026	6,972,000	(10,479)
Bank of America(1)	4.500%	12-Month USD SOFR Index	4/15/2026	8,228,000	(18,521)
Bank of America(1)	4.392%	12-Month USD SOFR Index	8/15/2026	3,607,000	(7,468)
Bank of America(1)	4.391%	12-Month USD SOFR Index	8/15/2026	5,933,000	(12,268)
Unrealized Depreciation on Centrally Cleared Interest Rate Swap Contracts					$(93,888)
SOFR	Secured Overnight Financing Rate.
(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

166	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Total Return Swap Contracts at November 30, 2023:

Swap Counterparty	Refer- enced Index*	Referenced Spread	Units	Position	Termi- nation Date	Notional Amount	Upfront Payment(1)	Unrealized Appreciation	Value
Barclays Bank PLC	IBOXX	12-Month USD SOFR Index	329,592	Long	12/20/2023	$64,600,000	$58	$814,035	$814,093
J.P. Morgan	IBOXX	12-Month USD SOFR Index	493,428	Long	12/20/2023	96,583,661	(687)	1,347,747	1,347,060
Morgan Stanley	IBOXX	12-Month USD SOFR Index	22,056	Long	12/20/2023	4,323,000	(31)	54,509	54,478
Morgan Stanley	IBOXX	12-Month USD SOFR Index	257,198	Long	12/20/2023	50,282,207	(378)	764,256	763,878
Morgan Stanley	IBOXX	12-Month USD SOFR Index	150,046	Long	12/20/2023	29,765,411	16	14,238	14,254
Morgan Stanley	IBOXX	12-Month USD SOFR Index	376,912	Long	3/20/2024	74,327,000	–	157,045	157,045
Morgan Stanley	IBOXX	12-Month USD SOFR Index	125,249	Long	3/20/2024	24,717,793	61	33,339	33,400
Total						$344,599,072	$(961)	$3,185,169	$3,184,208

(1)	Upfront payments paid (received) are presented net of amortization.

Swap Counterparty	Refer- enced Index*	Referenced Spread	Units	Position	Term- ination Date	Notional Amount	Upfront Payment	Unrealized Depreciation	Value
J.P. Morgan	IBOXX	12-Month USD SOFR Index	150,966	Long	12/20/2023	$30,000,000	$17	$(37,759)	$(37,742)

*	iBoxx Leverage Loan Index.
SOFR	Secured Overnight Financing Rate.

See Notes to Financial Statements.	167

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/13/2023	4,617,000	$4,896,370	$5,027,460	$131,090
Euro	Buy	Morgan Stanley	12/13/2023	5,455,000	5,747,839	5,939,959	192,120
Euro	Buy	Morgan Stanley	12/13/2023	1,845,000	1,957,521	2,009,024	51,503
Euro	Buy	State Street Bank and Trust	12/13/2023	1,525,000	1,618,007	1,660,575	42,568
Euro	Buy	Toronto Dominion Bank	12/13/2023	3,410,000	3,629,565	3,713,155	83,590
Euro	Sell	Barclays Bank PLC	12/13/2023	4,349,000	4,757,829	4,735,634	22,195
Euro	Sell	State Street Bank and Trust	12/13/2023	2,164,000	2,375,985	2,356,383	19,602
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$542,668

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	Morgan Stanley	12/13/2023	6,667,000	$6,999,624	$7,259,708	$(260,084)
Euro	Sell	Toronto Dominion Bank	12/13/2023	109,019,000	117,672,383	118,710,980	(1,038,597)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,298,681)

168	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Long-Term Investments
Asset-Backed Securities	$–	$10,064,880	$–		$10,064,880
Common Stocks	–	24,184,588	–		24,184,588
Convertible Bonds	–	6,569,303	–		6,569,303
Corporate Bonds
Mining	–	–	–	(3)	– (3)
Remaining Industries	–	387,707,588	–		387,707,588
Exchange-Traded Funds	56,452,581	–	–		56,452,581
Floating Rate Loans
Aerospace/Defense	–	74,391,579	13,390,457		87,782,036
Air Transportation	–	–	6,248,353		6,248,353
Building Materials	–	74,805,032	9,812,982		84,618,014
Containers & Packaging	–	55,922,736	5,059,737		60,982,473
Food/Tobacco	–	15,088,118	–	(3)	15,088,118
Remaining Industries	–	3,734,696,379	–		3,734,696,379
Less Unfunded Commitments	–	(1,670,386)	–		(1,670,386)
Preferred Stocks	–	28,908,945	–		28,908,945
Warrants	–	367,309	188,075		555,384
Short-Term Investments
Repurchase Agreements	–	499,116,543	–		499,116,543
Money Market Funds	31,431,600	–	–		31,431,600
Time Deposits	–	3,492,400	–		3,492,400
Total	$87,884,181	$4,913,645,014	$34,699,604		$5,036,228,799

Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$8,016,676	$–		$8,016,676
Liabilities	–	(93,888)	–		(93,888)
Total Return Swap Contracts
Assets	–	3,184,208	–		3,184,208
Liabilities	–	(37,742)	–		(37,742)
Forward Foreign Currency Exchange Contracts
Assets	–	542,668	–		542,668
Liabilities	–	(1,298,681)	–		(1,298,681)
Total	$–	$10,313,241	$–		$10,313,241
(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Amount less than $1.

See Notes to Financial Statements.	169

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2023

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks	Corporate Bonds	Floating Rate Loans	Warrants
Balance as of December 1, 2022	$3,145	$5	$79,179,145	$521,220
Accrued Discounts (Premiums)	–	–	1,579,344	–
Realized Gain (Loss)	–	–	682,867	–
Change in Unrealized Appreciation (Depreciation)	–	(5)	(1,716,476)	(333,145)
Purchases	–	–	26,735,739	–
Sales	–	–	(56,512,030)	–
Transfers into Level 3(a)	–	–	15,826,191	–
Transfers out of Level 3(a)	(3,145)	–	(31,263,251)	–
Balance as of November 30, 2023	$–	$–	$34,511,529	$188,075
Change in unrealized appreciation/depreciation for the year ended November 30, 2023, related to Level 3 investments held at November 30, 2023	$–	$(5)	$(1,230,242)	$(333,145)
(a)	The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of market quotations in accordance with valuation methodology.

170	See Notes to Financial Statements.

Schedule of Investments

HIGH YIELD FUND November 30, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 96.51%

COMMON STOCKS 2.66%

Aerospace & Defense 0.10%
Woodward, Inc.	28,486	$3,850,737

Automobile Components 0.05%
Chassix Holdings, Inc.*	465,820	1,979,735

Banks 0.04%
Live Oak Bancshares, Inc.	43,442	1,459,651

Communications Equipment 0.10%
Arista Networks, Inc.*	18,090	3,974,554

Consumer Staples Distribution & Retail 0.11%
Sprouts Farmers Market, Inc.*	96,855	4,172,513

Electric: Utilities 0.12%
Talen Energy Supply LLC*	79,149	4,539,195

Electric-Generation 0.00%
Frontera Generation Holdings LLC*	87,622	6,353

Energy Equipment & Services 0.11%
Archrock, Inc.	277,767	4,024,844

Entertainment 0.23%
Roku, Inc.*	42,717	4,451,111
Spotify Technology SA (Sweden)*(a)	23,173	4,289,554
Total		8,740,665

Hotels, Restaurants & Leisure 0.11%
Cava Group, Inc.*(b)	120,903	4,111,911

Independent Power and Renewable Electricity Producers 0.10%
Talen Energy Corp.*	64,721	3,711,749

Insurance 0.10%
Ryan Specialty Holdings, Inc.*	83,162	3,814,641

Machinery 0.00%
TNT Crane & Rigging, Inc.*	14,844	27,833

See Notes to Financial Statements.	171

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Shares	Fair Value
Miscellaneous Financials 0.08%
Utex Industries*	49,219	$3,125,407

Oil, Gas & Consumable Fuels 0.32%
Cameco Corp. (Canada)(a)	90,970	4,177,343
Gulfport Energy Corp.*	31,284	4,287,159
Teekay Tankers Ltd. Class A (Canada)(a)	79,560	3,953,336
Total		12,417,838

Personal Care Products 0.17%
Britax Group Ltd.*	2,481	–	(c)(g)
Gibson Brands Private Equity*	56,761	6,669,418
Total		6,669,418

Software 0.59%
Elastic NV*	49,381	3,968,257
Guidewire Software, Inc.*	43,592	4,356,584
Manhattan Associates, Inc.*	22,221	4,956,394
Samsara, Inc. Class A*	141,468	3,896,029
Synopsys, Inc.*	9,637	5,235,108
Total		22,412,372

Specialty Retail 0.09%
Chinos Intermediate Holdings A, Inc.*	47,809	525,899
Claire’s Holdings LLC*	7,482	2,774,428
Total		3,300,327

Technology Hardware, Storage & Peripherals 0.09%
Super Micro Computer, Inc.*	13,223	3,616,094

Textiles, Apparel & Luxury Goods 0.12%
Birkenstock Holding PLC (United Kingdom)*(a)(b)	102,002	4,707,392

Transportation Infrastructure 0.03%
ACBL Holdings Corp.*	22,227	1,000,215
Total Common Stocks (cost $98,680,487)		101,663,444

172	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
CONVERTIBLE BONDS 0.30%

Computers 0.12%
Zscaler, Inc.	0.125%	7/1/2025		$3,353,000	$4,682,464

Real Estate 0.08%
Sunac China Holdings Ltd. (China)†(a)	Zero Coupon	9/30/2028		10,981,286	2,800,228
Sunac China Holdings Ltd. (China)†(a)	1.00%	9/30/2032		1,725,753	176,890
Total					2,977,118

Software 0.10%
Akamai Technologies, Inc.	0.125%	5/1/2025		3,065,000	3,844,736
Total Convertible Bonds (cost $18,201,862)					11,504,318

CORPORATE BONDS 89.51%

Advertising 0.31%
Outfront Media Capital LLC/Outfront Media Capital Corp.†	7.375%	2/15/2031		8,232,000	8,448,666
Summer BC Holdco B SARL(d)	5.75%	10/31/2026	EUR	3,429,000	3,556,968
Total					12,005,634

Aerospace/Defense 1.64%
Bombardier, Inc. (Canada)†(a)	6.00%	2/15/2028		$18,722,000	17,663,102
Bombardier, Inc. (Canada)†(a)	8.75%	11/15/2030		3,770,000	3,864,437
Moog, Inc.†	4.25%	12/15/2027		3,864,000	3,589,521
Rolls-Royce PLC (United Kingdom)†(a)	5.75%	10/15/2027		4,217,000	4,170,758
Spirit AeroSystems, Inc.	4.60%	6/15/2028		4,871,000	4,162,124
Spirit AeroSystems, Inc.†	9.375%	11/30/2029		7,287,000	7,888,469
Spirit AeroSystems, Inc.†	9.75%	11/15/2030		4,435,000	4,675,862
TransDigm, Inc.	4.625%	1/15/2029		8,669,000	7,827,804
Triumph Group, Inc.†	9.00%	3/15/2028		8,765,000	9,008,500
Total					62,850,577

Agriculture 0.39%
Kernel Holding SA (Ukraine)†(a)	6.50%	10/17/2024		7,834,000	6,188,860
Kernel Holding SA (Ukraine)†(a)	6.75%	10/27/2027		3,832,000	2,454,626
MHP Lux SA (Luxembourg)†(a)	6.25%	9/19/2029		9,792,000	6,188,544
Total					14,832,030

Airlines 1.89%
Air Canada (Canada)†(a)	3.875%	8/15/2026		10,859,000	10,142,866
American Airlines, Inc.†	7.25%	2/15/2028		17,049,000	16,852,331

See Notes to Financial Statements.	173

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Airlines (continued)
American Airlines, Inc.†(e)	8.50%	5/15/2029		$4,185,000	$4,319,621
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029		6,707,146	6,430,103
Azul Secured Finance LLP†	11.93%	8/28/2028		1,836,000	1,861,183
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026		10,822,471	8,620,003
Spirit Loyalty Cayman Ltd./ Spirit IP Cayman Ltd. (Cayman Islands)†(a)	8.00%	9/20/2025		1,080,737	794,342
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(a)	8.00%	9/20/2025		6,153,560	4,522,866
United Airlines, Inc.†	4.375%	4/15/2026		6,440,000	6,128,282
United Airlines, Inc.†	4.625%	4/15/2029		4,532,000	4,048,706
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(a)	7.875%	5/1/2027		10,252,000	8,670,065
Total					72,390,368

Apparel 0.13%
Kontoor Brands, Inc.†	4.125%	11/15/2029		5,677,000	4,919,177

Auto Manufacturers 1.06%
Allison Transmission, Inc.†	3.75%	1/30/2031		7,420,000	6,202,012
Ford Motor Co.	6.10%	8/19/2032		9,457,000	9,204,661
Ford Motor Credit Co. LLC	7.20%	6/10/2030		10,859,000	11,232,732
Ford Motor Credit Co. LLC	7.35%	11/4/2027		2,604,000	2,680,927
Jaguar Land Rover Automotive PLC (United Kingdom)†(a)	4.50%	10/1/2027		7,419,000	6,859,533
NM Holdings Co. LLC(f)	Zero Coupon	11/30/2024		250,000	–	(c)
Wabash National Corp.†	4.50%	10/15/2028		5,162,000	4,419,815
Total					40,599,680

Auto Parts & Equipment 1.62%
Adient Global Holdings Ltd.†	7.00%	4/15/2028		6,506,000	6,614,598
Adient Global Holdings Ltd.†	8.25%	4/15/2031		6,428,000	6,539,534
American Axle & Manufacturing, Inc.	5.00%	10/1/2029		7,230,000	5,988,450
Dornoch Debt Merger Sub, Inc.†	6.625%	10/15/2029		4,773,000	4,077,098
Goodyear Tire & Rubber Co.	5.00%	7/15/2029		13,794,000	12,593,693
IHO Verwaltungs GmbH(d)	8.75%	5/15/2028	EUR	2,487,000	2,896,449
IHO Verwaltungs GmbH(d)	8.75%	5/15/2028	EUR	4,000,000	4,658,543
Real Hero Merger Sub 2, Inc.†	6.25%	2/1/2029		$5,022,000	4,069,475

174	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Auto Parts & Equipment (continued)
Tenneco, Inc.†	8.00%		11/17/2028		$4,535,000	$3,737,543
ZF North America Capital, Inc.†	6.875%		4/14/2028		3,562,000	3,614,981
ZF North America Capital, Inc.†	7.125%		4/14/2030		7,089,000	7,281,325
Total						62,071,689

Banks 0.76%
Freedom Mortgage Corp.†	12.00%		10/1/2028		3,745,000	3,960,581
Intesa Sanpaolo SpA (Italy)†(a)	4.198% (1 yr. CMT + 2.60%	)#	6/1/2032		5,104,000	3,955,078
Popular, Inc.	7.25%		3/13/2028		8,289,000	8,303,713
Texas Capital Bancshares, Inc.	4.00% (5 yr. CMT + 3.15%	)#	5/6/2031		4,891,000	4,191,176
Texas Capital Bank NA	5.25%		1/31/2026		6,402,000	5,870,216
UBS Group AG (Switzerland)†(a)	9.25% (5 yr. CMT + 4.75%	)#	–	(h)	1,330,000	1,392,878
UBS Group AG (Switzerland)†(a)	9.25% (5 yr. CMT + 4.76%	)#	–	(h)	1,302,000	1,383,279
Total						29,056,921

Beverages 0.11%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(a)	5.25%		4/27/2029		4,385,000	4,004,075

Building Materials 3.17%
ACProducts Holdings, Inc.†	6.375%		5/15/2029		6,753,000	4,197,732
AmeriTex HoldCo Intermediate LLC†	10.25%		10/15/2028		5,714,000	5,592,577
Boise Cascade Co.†	4.875%		7/1/2030		5,346,000	4,869,164
Builders FirstSource, Inc.†	4.25%		2/1/2032		4,579,000	3,931,613
Builders FirstSource, Inc.†	6.375%		6/15/2032		10,458,000	10,298,175
CP Atlas Buyer, Inc.†	7.00%		12/1/2028		4,889,000	4,008,980
Eco Material Technologies, Inc.†	7.875%		1/31/2027		7,139,000	7,023,302
Emerald Debt Merger Sub LLC†	6.625%		12/15/2030		13,777,000	13,759,779
Griffon Corp.	5.75%		3/1/2028		8,005,000	7,576,396
JELD-WEN, Inc.†	4.875%		12/15/2027		4,070,000	3,757,465
Knife River Corp.†	7.75%		5/1/2031		4,518,000	4,643,903
MIWD Holdco II LLC/MIWD Finance Corp.†	5.50%		2/1/2030		6,196,000	5,254,564
New Enterprise Stone & Lime Co., Inc.†	9.75%		7/15/2028		6,012,000	6,004,620
Oscar AcquisitionCo LLC/Oscar Finance, Inc.†	9.50%		4/15/2030		4,252,000	3,876,995
PGT Innovations, Inc.†	4.375%		10/1/2029		5,700,000	5,398,175

See Notes to Financial Statements.	175

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Building Materials (continued)
Smyrna Ready Mix Concrete LLC†	6.00%	11/1/2028	$8,985,000	$8,546,524
Smyrna Ready Mix Concrete LLC†	8.875%	11/15/2031	6,405,000	6,521,703
Standard Industries, Inc.†	3.375%	1/15/2031	10,169,000	8,358,487
Summit Materials LLC/Summit Materials Finance Corp.†	5.25%	1/15/2029	5,146,000	4,816,630
Summit Materials LLC/Summit Materials Finance Corp.†(e)	7.25%	1/15/2031	2,882,000	2,903,237
Total				121,340,021

Chemicals 2.72%
ASP Unifrax Holdings, Inc.†	5.25%	9/30/2028	7,156,000	4,928,079
Axalta Coating Systems Dutch Holding B BV (Netherlands)†(a)	7.25%	2/15/2031	4,856,000	5,008,236
Axalta Coating Systems LLC†	3.375%	2/15/2029	4,569,000	3,984,109
Cerdia Finanz GmbH (Germany)†(a)	10.50%	2/15/2027	4,356,000	4,423,406
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%	6/15/2028	7,772,000	7,136,250
Ingevity Corp.†	3.875%	11/1/2028	7,211,000	6,117,405
LSF11 A5 HoldCo LLC†	6.625%	10/15/2029	6,533,000	5,455,672
Methanex Corp. (Canada)(a)	5.25%	12/15/2029	4,500,000	4,147,290
Minerals Technologies, Inc.†	5.00%	7/1/2028	7,013,000	6,437,864
Olympus Water U.S. Holding Corp.†	9.75%	11/15/2028	8,820,000	9,082,871
Rain Carbon, Inc.†	12.25%	9/1/2029	10,704,000	10,931,460
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025	234,000	225,413
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028	4,857,000	4,403,769
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	3,486,000	3,090,952
SCIL IV LLC/SCIL USA Holdings LLC†	5.375%	11/1/2026	2,889,000	2,714,498
SK Invictus Intermediate II SARL (Luxembourg)†(a)	5.00%	10/30/2029	9,915,000	8,064,861
SNF Group SACA (France)†(a)	3.375%	3/15/2030	8,948,000	7,362,870
Valvoline, Inc.†	3.625%	6/15/2031	8,654,000	7,112,247
Vibrantz Technologies, Inc.†	9.00%	2/15/2030	4,145,000	3,197,121
Total				103,824,373

Coal 0.72%
Coronado Finance Pty. Ltd. (Australia)†(a)	10.75%	5/15/2026	9,717,000	10,130,518
SunCoke Energy, Inc.†	4.875%	6/30/2029	15,488,000	13,337,888
Warrior Met Coal, Inc.†	7.875%	12/1/2028	4,283,000	4,225,281
Total				27,693,687

176	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Commercial Services 3.38%
AA Bond Co. Ltd.(d)	6.50%	1/31/2026	GBP	5,612,000	$6,607,728
Albion Financing 2 SARL (Luxembourg)†(a)	8.75%	4/15/2027		$5,340,000	5,106,053
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	9.75%	7/15/2027		11,806,000	10,874,997
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL (Luxembourg)†(a)	4.625%	6/1/2028		16,916,000	14,698,062
Alta Equipment Group, Inc.†	5.625%	4/15/2026		14,210,000	13,288,640
AMN Healthcare, Inc.†	4.00%	4/15/2029		5,169,000	4,586,531
APi Group DE, Inc.†	4.125%	7/15/2029		3,656,000	3,194,814
APi Group DE, Inc.†	4.75%	10/15/2029		6,237,000	5,586,424
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	4.75%	4/1/2028		4,186,000	3,795,847
Garda World Security Corp. (Canada)†(a)	7.75%	2/15/2028		6,376,000	6,442,247
Hertz Corp.†	Zero Coupon	1/15/2028		6,517,000	586,530
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS (Turkey)(a)	9.50%	7/10/2036		8,769,634	7,837,860
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	8.25%	11/15/2028		6,917,000	7,003,462
Metis Merger Sub LLC†	6.50%	5/15/2029		3,820,000	3,231,229
NESCO Holdings II, Inc.†	5.50%	4/15/2029		4,064,000	3,647,440
Port of Newcastle Investments Financing Pty. Ltd. (Australia)†(a)	5.90%	11/24/2031		9,736,000	8,526,852
Q-Park Holding I BV(d)	2.00%	3/1/2027	EUR	7,000,000	7,058,823
Sotheby’s†	7.375%	10/15/2027		$4,985,000	4,577,705
TriNet Group, Inc.†	7.125%	8/15/2031		3,864,000	3,905,538
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026		4,424,000	4,161,671
Williams Scotsman, Inc.†	4.625%	8/15/2028		4,796,000	4,412,943
Total					129,131,396

Computers 0.81%
Crowdstrike Holdings, Inc.	3.00%	2/15/2029		4,370,000	3,840,168
McAfee Corp.†	7.375%	2/15/2030		7,033,000	6,081,112
NCR Atleos Corp.†	9.50%	4/1/2029		3,596,000	3,716,358
NCR Voyix Corp.†	5.125%	4/15/2029		2,650,000	2,429,147
Presidio Holdings, Inc.†	8.25%	2/1/2028		3,934,000	3,834,317
Seagate HDD Cayman (Cayman Islands)†(a)	8.25%	12/15/2029		3,969,000	4,218,475
Seagate HDD Cayman (Cayman Islands)†(a)	8.50%	7/15/2031		6,237,000	6,670,203
Total					30,789,780

See Notes to Financial Statements.	177

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Cosmetics/Personal Care 0.10%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC†	4.75%	1/15/2029	$4,118,000	$3,836,905

Distribution/Wholesale 0.55%
BCPE Empire Holdings, Inc.†	7.625%	5/1/2027	4,109,000	3,926,951
Resideo Funding, Inc.†	4.00%	9/1/2029	8,806,000	7,361,394
Ritchie Bros Holdings, Inc.†	7.75%	3/15/2031	4,407,000	4,578,212
Windsor Holdings III LLC†	8.50%	6/15/2030	5,003,000	5,152,420
Total				21,018,977

Diversified Financial Services 3.59%
AG Issuer LLC†	6.25%	3/1/2028	9,113,000	8,844,146
AG TTMT Escrow Issuer LLC†	8.625%	9/30/2027	9,695,000	10,063,992
Aretec Escrow Issuer 2, Inc.†	10.00%	8/15/2030	6,853,000	7,146,994
Armor Holdco, Inc.†	8.50%	11/15/2029	6,314,000	5,686,673
Azul Secured Finance LLP†	10.875%	5/28/2030	2,393,000	1,927,070
Coinbase Global, Inc.†	3.375%	10/1/2028	10,414,000	8,389,558
GGAM Finance Ltd. (Ireland)†(a)	8.00%	2/15/2027	5,310,000	5,351,046
GGAM Finance Ltd. (Ireland)†(a)	8.00%	6/15/2028	3,671,000	3,715,951
GN Bondco LLC†	9.50%	10/15/2031	4,565,000	4,341,015
Jane Street Group/JSG Finance, Inc.†	4.50%	11/15/2029	4,712,000	4,220,651
Jefferson Capital Holdings LLC†	6.00%	8/15/2026	8,416,000	7,828,881
Macquarie Airfinance Holdings Ltd. (United Kingdom)†(a)	8.125%	3/30/2029	2,036,000	2,076,262
Macquarie Airfinance Holdings Ltd. (United Kingdom)†(a)	8.375%	5/1/2028	3,714,000	3,809,914
Midcap Financial Issuer Trust†	6.50%	5/1/2028	4,729,000	4,119,763
Navient Corp.	4.875%	3/15/2028	7,609,000	6,745,996
Navient Corp.	5.50%	3/15/2029	5,191,000	4,541,751
Navient Corp.	9.375%	7/25/2030	6,094,000	6,255,164
Navient Corp.	11.50%	3/15/2031	8,395,000	9,033,795
OneMain Finance Corp.	4.00%	9/15/2030	5,954,000	4,854,846
OneMain Finance Corp.	9.00%	1/15/2029	8,255,000	8,522,513
PennyMac Financial Services, Inc.†	5.75%	9/15/2031	12,719,000	11,227,024
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.†	3.875%	3/1/2031	4,838,000	4,067,669
Synchrony Financial	7.25%	2/2/2033	4,616,000	4,314,192
Total				137,084,866

178	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Electric 3.73%
Atlantica Sustainable Infrastructure PLC (United Kingdom)†(a)	4.125%		6/15/2028		$5,246,000	$4,710,578
Calpine Corp.†	4.625%		2/1/2029		4,164,000	3,774,993
Calpine Corp.†	5.00%		2/1/2031		11,188,000	9,904,749
DPL, Inc.	4.35%		4/15/2029		11,721,000	10,630,947
Elwood Energy LLC	8.159%		7/5/2026		1,854,762	1,632,191
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029		11,364,000	9,591,866
NextEra Energy Operating Partners LP†	4.50%		9/15/2027		10,398,000	9,606,985
NRG Energy, Inc.†	5.25%		6/15/2029		3,170,000	2,956,190
NRG Energy, Inc.	5.75%		1/15/2028		2,102,000	2,052,633
NRG Energy, Inc.†	7.00%		3/15/2033		3,116,000	3,152,657
NRG Energy, Inc.†	10.25% (5 yr. CMT + 5.92%	)#	–	(h)	4,048,000	4,012,915
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025		1,777,982	1,777,991
Pampa Energia SA (Argentina)(a)	7.50%		1/24/2027		5,411,000	5,309,637
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028		8,000,000	7,341,999
PG&E Corp.	5.00%		7/1/2028		8,965,000	8,534,979
Pike Corp.†	5.50%		9/1/2028		4,611,000	4,204,287
Pike Corp.†(e)	8.625%		1/31/2031		5,000,000	5,061,895
Talen Energy Supply LLC†	8.625%		6/1/2030		7,479,000	7,840,056
TransAlta Corp. (Canada)(a)	7.75%		11/15/2029		5,750,000	5,925,246
Vistra Corp.†	7.00% (5 yr. CMT + 5.74%	)#	–	(h)	6,374,000	6,060,144
Vistra Operations Co. LLC†	4.375%		5/1/2029		11,259,000	10,173,029
Vistra Operations Co. LLC†	7.75%		10/15/2031		17,858,000	18,293,360
Total						142,549,327

Electronics 0.40%
Atkore, Inc.†	4.25%		6/1/2031		7,845,000	6,672,847
Coherent Corp.†	5.00%		12/15/2029		4,365,000	3,953,788
Imola Merger Corp.†	4.75%		5/15/2029		4,983,000	4,531,361
Total						15,157,996

Energy-Alternate Sources 0.62%
TerraForm Power Operating LLC†	4.75%		1/15/2030		11,460,000	10,326,320
TerraForm Power Operating LLC†	5.00%		1/31/2028		7,871,000	7,463,400
YPF Energia Electrica SA (Argentina)†(a)	10.00%		7/25/2026		5,950,000	5,732,719
Total						23,522,439

See Notes to Financial Statements.	179

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Engineering & Construction 0.83%
Arcosa, Inc.†	4.375%	4/15/2029		$4,377,000	$3,907,621
Brand Industrial Services, Inc.†	10.375%	8/1/2030		6,457,000	6,702,882
Dycom Industries, Inc.†	4.50%	4/15/2029		5,829,000	5,276,411
Gatwick Airport Finance PLC(d)	4.375%	4/7/2026	GBP	5,000,000	5,975,608
Great Lakes Dredge & Dock Corp.†	5.25%	6/1/2029		$4,638,000	3,829,379
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		6,650,000	6,099,274
Total					31,791,175

Entertainment 3.45%
Allwyn Entertainment Financing U.K. PLC (United Kingdom)†(a)	7.875%	4/30/2029		5,681,000	5,693,464
AMC Entertainment Holdings, Inc.†	7.50%	2/15/2029		12,224,000	8,305,652
Boyne USA, Inc.†	4.75%	5/15/2029		7,092,000	6,416,057
Caesars Entertainment, Inc.†	7.00%	2/15/2030		6,535,000	6,547,089
CDI Escrow Issuer, Inc.†	5.75%	4/1/2030		6,555,000	6,158,813
Churchill Downs, Inc.†	4.75%	1/15/2028		4,296,000	3,997,092
Cinemark USA, Inc.†	5.25%	7/15/2028		4,232,000	3,814,153
Cinemark USA, Inc.†	5.875%	3/15/2026		5,000,000	4,854,900
Empire Resorts, Inc.†	7.75%	11/1/2026		8,365,000	7,137,729
Inter Media & Communication SpA(d)	6.75%	2/9/2027	EUR	11,237,000	11,577,635
Jacobs Entertainment, Inc.†	6.75%	2/15/2029		$6,969,000	6,250,322
Juventus Football Club SpA(d)	3.375%	2/19/2024	EUR	4,354,000	4,717,293
Loarre Investments SARL†(d)	6.50%	5/15/2029	EUR	11,107,000	11,624,063
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.†	4.875%	5/1/2029		$13,399,000	11,946,583
Mohegan Tribal Gaming Authority†	8.00%	2/1/2026		9,621,000	9,016,897
Motion Bondco DAC (Ireland)†(a)	6.625%	11/15/2027		2,070,000	1,864,536
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/6/2031		8,000,000	6,181,332
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		8,298,000	7,614,867
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.†	7.125%	2/15/2031		8,143,000	8,112,584
Total					131,831,061

Environmental Control 0.36%
Clean Harbors, Inc.†	6.375%	2/1/2031		4,129,000	4,100,025
Enviri Corp.†	5.75%	7/31/2027		5,237,000	4,563,574
Madison IAQ LLC†	5.875%	6/30/2029		6,010,000	5,046,780
Total					13,710,379

180	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Food 2.01%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029		$12,455,000	$11,047,670
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	5.875%	2/15/2028		671,000	662,520
B&G Foods, Inc.†	8.00%	9/15/2028		8,176,000	8,366,125
Bellis Finco PLC(d)	4.00%	2/16/2027	GBP	3,484,000	3,733,163
Chobani LLC/Chobani Finance Corp., Inc.†	4.625%	11/15/2028		$9,294,000	8,406,217
Iceland Bondco PLC†(d)	10.875%	12/15/2027	GBP	2,359,000	3,073,085
Iceland Bondco PLC(d)	10.875%	12/15/2027	GBP	3,000,000	3,908,120
Ingles Markets, Inc.†	4.00%	6/15/2031		$4,523,000	3,802,260
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		7,226,000	6,476,271
Market Bidco Finco PLC(d)	5.50%	11/4/2027	GBP	3,089,000	3,370,808
Performance Food Group, Inc.†	4.25%	8/1/2029		$4,596,000	4,114,165
Picard Bondco SA(d)	5.375%	7/1/2027	EUR	3,258,000	3,244,896
Pilgrim’s Pride Corp.	4.25%	4/15/2031		$4,862,000	4,214,860
Post Holdings, Inc.†	4.50%	9/15/2031		30,000	26,149
Post Holdings, Inc.†	4.625%	4/15/2030		5,217,000	4,664,321
Tonon Luxembourg SA (Luxembourg)†(a)(i)	6.50%	10/31/2024		1,863,197	279	(j)
TreeHouse Foods, Inc.	4.00%	9/1/2028		4,711,000	4,011,999
U.S. Foods, Inc.†	4.625%	6/1/2030		4,186,000	3,779,579
Total					76,902,487

Forest Products & Paper 0.12%
Ahlstrom Holding 3 OYJ (Finland)†(a)	4.875%	2/4/2028		5,404,000	4,593,466

Health Care-Products 0.58%
Bausch & Lomb Escrow Corp. (Canada)†(a)	8.375%	10/1/2028		11,511,000	11,784,386
Medline Borrower LP†	3.875%	4/1/2029		11,783,000	10,466,975
Total					22,251,361

Health Care-Services 2.95%
Acadia Healthcare Co., Inc.†	5.00%	4/15/2029		4,560,000	4,260,226
Catalent Pharma Solutions, Inc.†	3.50%	4/1/2030		12,264,000	10,264,171
CHS/Community Health Systems, Inc.†	4.75%	2/15/2031		6,566,000	4,824,040
CHS/Community Health Systems, Inc.†	5.25%	5/15/2030		14,947,000	11,774,643
CHS/Community Health Systems, Inc.†	6.125%	4/1/2030		17,410,000	9,735,411
CHS/Community Health Systems, Inc.†	6.875%	4/15/2029		6,270,000	3,704,347
DaVita, Inc.†	4.625%	6/1/2030		9,229,000	7,807,594
HealthEquity, Inc.†	4.50%	10/1/2029		4,521,000	4,076,754

See Notes to Financial Statements.	181

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Health Care-Services (continued)
Heartland Dental LLC/Heartland Dental Finance Corp.†	10.50%	4/30/2028		$6,744,000	$6,853,590
LifePoint Health, Inc.†	9.875%	8/15/2030		8,522,000	8,297,871
LifePoint Health, Inc.†	11.00%	10/15/2030		4,989,000	5,008,541
Molina Healthcare, Inc.†	3.875%	11/15/2030		7,410,000	6,440,916
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026		5,471,000	5,294,844
Star Parent, Inc.†	9.00%	10/1/2030		3,327,000	3,459,445
Tenet Healthcare Corp.	4.375%	1/15/2030		5,011,000	4,482,564
Tenet Healthcare Corp.	6.125%	10/1/2028		10,727,000	10,409,588
Tenet Healthcare Corp.	6.125%	6/15/2030		6,250,000	6,096,016
Total					112,790,561

Holding Companies-Diversified 0.42%
Benteler International AG†(d)	9.375%	5/15/2028	EUR	4,189,000	4,803,538
Benteler International AG (Austria)†(a)	10.50%	5/15/2028		$7,100,000	7,317,535
Stena International SA(d)	7.25%	2/15/2028	EUR	3,281,000	3,745,671
Total					15,866,744

Home Builders 1.40%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	4.625%	4/1/2030		$11,198,000	9,351,177
Century Communities, Inc.†	3.875%	8/15/2029		6,582,000	5,718,136
Dream Finders Homes, Inc.†	8.25%	8/15/2028		4,252,000	4,383,153
Forestar Group, Inc.†	3.85%	5/15/2026		6,993,000	6,514,867
LGI Homes, Inc.†	8.75%	12/15/2028		5,925,000	6,098,158
M/I Homes, Inc.	4.95%	2/1/2028		12,993,000	12,363,229
Shea Homes LP/Shea Homes Funding Corp.	4.75%	2/15/2028		4,108,000	3,834,058
Tri Pointe Homes, Inc.	5.25%	6/1/2027		5,282,000	5,075,764
Total					53,338,542

Household Products/Wares 0.01%
Spectrum Brands, Inc.†	5.50%	7/15/2030		399,000	372,762

Housewares 0.10%
Newell Brands, Inc.	5.20%	4/1/2026		4,075,000	3,937,196

Insurance 0.83%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	10/15/2027		4,220,000	4,051,200
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%	4/15/2028		8,786,000	8,786,735

182	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Insurance (continued)
Ardonagh Midco 2 PLC (United Kingdom)†(a)	11.50%	1/15/2027	$9,785,907	$9,262,905
Jones Deslauriers Insurance Management, Inc. (Canada)†(a)	8.50%	3/15/2030	5,541,000	5,725,044
Jones Deslauriers Insurance Management, Inc. (Canada)†(a)	10.50%	12/15/2030	3,667,000	3,801,707
Total				31,627,591

Internet 1.15%
EquipmentShare.com, Inc.†	9.00%	5/15/2028	9,085,000	8,960,081
Gen Digital, Inc.†	7.125%	9/30/2030	8,183,000	8,366,471
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	3.50%	3/1/2029	4,828,000	4,255,161
Millennium Escrow Corp.†	6.625%	8/1/2026	6,054,000	4,679,278
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	4.75%	4/30/2027	8,533,000	7,815,081
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	6.00%	2/15/2028	5,675,000	4,815,039
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	10.75%	6/1/2028	5,122,000	4,968,202
Total				43,859,313

Iron-Steel 1.31%
ArcelorMittal SA (Luxembourg)(a)	6.80%	11/29/2032	4,231,000	4,359,544
ATI, Inc.	5.125%	10/1/2031	8,276,000	7,290,517
ATI, Inc.	7.25%	8/15/2030	6,848,000	6,885,421
Carpenter Technology Corp.	7.625%	3/15/2030	6,892,000	7,001,414
Commercial Metals Co.	4.125%	1/15/2030	4,628,000	4,073,403
Mineral Resources Ltd. (Australia)†(a)	8.00%	11/1/2027	5,126,000	5,140,353
Mineral Resources Ltd. (Australia)†(a)	8.50%	5/1/2030	2,679,000	2,710,612
U.S. Steel Corp.	6.65%	6/1/2037	9,109,000	8,973,139
U.S. Steel Corp.	6.875%	3/1/2029	3,753,000	3,733,222
Total				50,167,625

Leisure Time 3.08%
Carnival Corp.†	4.00%	8/1/2028	8,867,000	8,039,704
Carnival Corp.†	5.75%	3/1/2027	13,207,000	12,565,272
Carnival Corp.†	6.00%	5/1/2029	3,428,000	3,156,491
Carnival Corp.†	10.50%	6/1/2030	3,428,000	3,658,115
Carnival Holdings Bermuda Ltd.†	10.375%	5/1/2028	7,929,000	8,629,569
Lindblad Expeditions LLC†	6.75%	2/15/2027	10,344,000	10,092,434

See Notes to Financial Statements.	183

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Leisure Time (continued)
NCL Corp. Ltd.†	5.875%	3/15/2026	$7,684,000	$7,286,353
NCL Corp. Ltd.†	5.875%	2/15/2027	6,606,000	6,401,809
NCL Corp. Ltd.†	8.125%	1/15/2029	6,041,000	6,156,305
NCL Corp. Ltd.†	8.375%	2/1/2028	2,617,000	2,708,922
Royal Caribbean Cruises Ltd.†	4.25%	7/1/2026	7,911,000	7,498,022
Royal Caribbean Cruises Ltd.†	7.25%	1/15/2030	9,669,000	9,856,530
Royal Caribbean Cruises Ltd.†	8.25%	1/15/2029	3,875,000	4,055,788
Royal Caribbean Cruises Ltd.†	9.25%	1/15/2029	3,797,000	4,043,649
Royal Caribbean Cruises Ltd.†	11.625%	8/15/2027	4,840,000	5,252,896
Viking Cruises Ltd.†	5.875%	9/15/2027	3,312,000	3,121,196
Viking Cruises Ltd.†	9.125%	7/15/2031	11,055,000	11,508,784
VOC Escrow Ltd.†	5.00%	2/15/2028	4,053,000	3,786,578
Total				117,818,417

Lodging 1.79%
Full House Resorts, Inc.†	8.25%	2/15/2028	4,113,000	3,698,677
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	13,593,000	12,303,489
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	5,052,000	4,758,561
Melco Resorts Finance Ltd. (Hong Kong)†(a)	5.375%	12/4/2029	4,480,000	3,756,373
MGM China Holdings Ltd. (Macau)†(a)	5.875%	5/15/2026	10,539,000	10,131,615
MGM Resorts International	4.75%	10/15/2028	5,119,000	4,739,448
Station Casinos LLC†	4.625%	12/1/2031	5,010,000	4,260,880
Studio City Co. Ltd. (Macau)†(a)	7.00%	2/15/2027	4,631,000	4,443,097
Wyndham Hotels & Resorts, Inc.†	4.375%	8/15/2028	4,408,000	4,060,673
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	5,845,000	5,572,071
Wynn Macau Ltd. (Macau)†(a)	5.50%	10/1/2027	11,811,000	10,818,929
Total				68,543,813

Machinery: Construction & Mining 0.30%
BWX Technologies, Inc.†	4.125%	4/15/2029	4,179,000	3,769,625
Terex Corp.†	5.00%	5/15/2029	4,313,000	3,957,997
Vertiv Group Corp.†	4.125%	11/15/2028	4,258,000	3,859,266
Total				11,586,888

Machinery-Diversified 1.40%
ATS Corp. (Canada)†(a)	4.125%	12/15/2028	6,684,000	5,903,910
Chart Industries, Inc.†	7.50%	1/1/2030	3,609,000	3,685,356
GrafTech Global Enterprises, Inc.†	9.875%	12/15/2028	6,525,000	5,130,281

184	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Machinery-Diversified (continued)
Husky III Holding Ltd. (Canada)†(a)	13.00%		2/15/2025		$3,856,000	$3,788,520
Maxim Crane Works Holdings Capital LLC†	11.50%		9/1/2028		5,559,000	5,557,610
Mueller Water Products, Inc.†	4.00%		6/15/2029		5,187,000	4,581,573
Novafives SAS(d)	8.345% (3 mo. EURIBOR + 4.50%	)#	6/15/2025	EUR	3,800,000	4,093,864
SPX FLOW, Inc.†	8.75%		4/1/2030		$10,026,000	9,583,653
TK Elevator Midco GmbH(d)	4.375%		7/15/2027	EUR	5,590,000	5,773,838
TK Elevator U.S. Newco, Inc.†	5.25%		7/15/2027		$5,672,000	5,394,036
Total						53,492,641

Media 6.15%
AMC Networks, Inc.	4.75%		8/1/2025		6,293,000	5,977,827
Belo Corp.	7.25%		9/15/2027		6,082,000	6,030,702
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.50%		8/15/2030		34,452,000	29,581,786
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%		3/1/2030		34,751,000	30,434,808
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%		2/1/2028		29,907,000	28,054,067
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%		9/1/2029		4,105,000	3,963,585
CSC Holdings LLC†	4.125%		12/1/2030		8,429,000	6,006,505
CSC Holdings LLC†	6.50%		2/1/2029		7,271,000	6,155,920
CSC Holdings LLC†	7.50%		4/1/2028		9,847,000	6,743,955
CSC Holdings LLC†	11.25%		5/15/2028		7,371,000	7,365,167
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.†	5.875%		8/15/2027		8,402,000	7,568,910
DISH DBS Corp.	5.875%		11/15/2024		5,300,000	4,658,170
DISH Network Corp.†	11.75%		11/15/2027		15,740,000	15,643,081
Gray Escrow II, Inc.†	5.375%		11/15/2031		10,285,000	7,341,735
Gray Television, Inc.†	7.00%		5/15/2027		2,714,000	2,469,075
McGraw-Hill Education, Inc.†	5.75%		8/1/2028		4,866,000	4,444,848
Nexstar Media, Inc.†	4.75%		11/1/2028		9,379,000	8,310,526
TEGNA, Inc.	5.00%		9/15/2029		4,788,000	4,258,208
Univision Communications, Inc.†	7.375%		6/30/2030		15,674,000	15,394,291
UPC Broadband Finco BV (Netherlands)†(a)	4.875%		7/15/2031		4,976,000	4,201,958
Virgin Media Finance PLC (United Kingdom)†(a)	5.00%		7/15/2030		12,178,000	10,178,652
Virgin Media Secured Finance PLC (United Kingdom)†(a)	5.50%		5/15/2029		13,800,000	12,995,238
VZ Secured Financing BV (Netherlands)†(a)	5.00%		1/15/2032		9,105,000	7,473,709
Total						235,252,723

See Notes to Financial Statements.	185

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Metal Fabricate-Hardware 0.33%
Advanced Drainage Systems, Inc.†	6.375%	6/15/2030		$4,112,000	$4,043,124
Park-Ohio Industries, Inc.	6.625%	4/15/2027		5,068,000	4,616,898
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029		4,410,000	3,965,908
Total					12,625,930

Mining 2.74%
Arsenal AIC Parent LLC†	8.00%	10/1/2030		8,334,000	8,513,674
Bukit Makmur Mandiri Utama PT (Indonesia)†(a)	7.75%	2/10/2026		6,441,000	5,893,515
Coeur Mining, Inc.†	5.125%	2/15/2029		9,310,000	8,028,022
Compass Minerals International, Inc.†	6.75%	12/1/2027		7,982,000	7,776,224
First Quantum Minerals Ltd. (Canada)†(a)	8.625%	6/1/2031		10,227,000	8,283,870
FMG Resources August 2006 Pty. Ltd. (Australia)†(a)	4.375%	4/1/2031		9,385,000	8,195,188
FMG Resources August 2006 Pty. Ltd. (Australia)†(a)	5.875%	4/15/2030		4,227,000	4,067,727
FMG Resources August 2006 Pty. Ltd. (Australia)†(a)	6.125%	4/15/2032		11,832,000	11,444,300
Hecla Mining Co.	7.25%	2/15/2028		13,100,000	12,960,732
Hudbay Minerals, Inc. (Canada)†(a)	4.50%	4/1/2026		4,407,000	4,190,456
Hudbay Minerals, Inc. (Canada)†(a)	6.125%	4/1/2029		4,376,000	4,128,758
Mirabela Nickel Ltd.	Zero Coupon	9/10/2044		51,005	–	(c)(g)
Novelis Corp.†	3.875%	8/15/2031		6,008,000	5,061,266
Taseko Mines Ltd. (Canada)†(a)	7.00%	2/15/2026		12,131,000	11,353,706
WE Soda Investments Holding PLC (United Kingdom)†(a)	9.50%	10/6/2028		4,925,000	5,000,845
Total					104,898,283

Miscellaneous Manufacturing 0.56%
Amsted Industries, Inc.†	4.625%	5/15/2030		4,605,000	3,966,872
Calderys Financing LLC (France)†(a)	11.25%	6/1/2028		5,325,000	5,434,535
Ctec II GmbH(d)	5.25%	2/15/2030	EUR	3,750,000	3,479,800
LSB Industries, Inc.†	6.25%	10/15/2028		$9,212,000	8,592,979
Total					21,474,186

Oil & Gas 10.46%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026		7,645,000	7,690,526
Ascent Resources Utica Holdings LLC/ARU Finance Corp.†	5.875%	6/30/2029		6,571,000	6,043,770
Baytex Energy Corp. (Canada)†(a)	8.50%	4/30/2030		4,618,000	4,726,084

186	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Baytex Energy Corp. (Canada)†(a)	8.75%	4/1/2027	$12,335,000	$12,663,506
Berry Petroleum Co. LLC†	7.00%	2/15/2026	10,767,000	10,340,627
Borr IHC Ltd./Borr Finance LLC†	10.00%	11/15/2028	5,213,000	5,297,711
Callon Petroleum Co.†	7.50%	6/15/2030	5,151,000	5,089,206
Callon Petroleum Co.†	8.00%	8/1/2028	11,620,000	11,792,185
Canacol Energy Ltd. (Canada)†(a)	5.75%	11/24/2028	4,871,000	3,684,473
CITGO Petroleum Corp.†	8.375%	1/15/2029	5,485,000	5,534,979
Civitas Resources, Inc.†	5.00%	10/15/2026	1,528,000	1,458,321
Civitas Resources, Inc.†	8.375%	7/1/2028	5,294,000	5,428,685
Civitas Resources, Inc.†	8.625%	11/1/2030	5,790,000	6,002,279
Civitas Resources, Inc.†	8.75%	7/1/2031	5,327,000	5,519,939
CNX Resources Corp.†	6.00%	1/15/2029	8,912,000	8,505,992
CNX Resources Corp.†	7.375%	1/15/2031	6,649,000	6,612,547
Comstock Resources, Inc.†	5.875%	1/15/2030	9,529,000	8,276,845
Comstock Resources, Inc.†	6.75%	3/1/2029	5,634,000	5,193,035
Crescent Energy Finance LLC†	7.25%	5/1/2026	14,103,000	14,006,959
Crescent Energy Finance LLC†	9.25%	2/15/2028	4,293,000	4,440,228
CrownRock LP/CrownRock Finance, Inc.†	5.00%	5/1/2029	3,978,000	3,822,023
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(a)	8.50%	10/1/2030	4,068,000	4,083,450
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	7,735,000	7,544,042
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	4,218,000	4,117,935
Gulfport Energy Corp.†	8.00%	5/17/2026	13,989,004	14,172,750
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	10,519,000	9,750,018
Hunt Oil Co. of Peru LLC Sucursal Del Peru (Peru)†(a)	8.55%	9/18/2033	4,301,000	4,469,982
Kosmos Energy Ltd.†	7.50%	3/1/2028	8,228,000	7,370,766
Leviathan Bond Ltd. (Israel)(a)	6.50%	6/30/2027	4,719,639	4,452,517
Matador Resources Co.	5.875%	9/15/2026	5,757,000	5,654,174
Matador Resources Co.†	6.875%	4/15/2028	2,623,000	2,630,843
MC Brazil Downstream Trading SARL (Luxembourg)†(a)	7.25%	6/30/2031	8,690,467	6,633,564
MEG Energy Corp. (Canada)†(a)	5.875%	2/1/2029	10,393,000	9,942,853
Noble Finance II LLC†	8.00%	4/15/2030	5,429,000	5,575,290
Parkland Corp. (Canada)†(a)	5.875%	7/15/2027	3,354,000	3,290,588
PBF Holding Co. LLC/PBF Finance Corp.	6.00%	2/15/2028	7,102,000	6,828,786
PBF Holding Co. LLC/PBF Finance Corp.†	7.875%	9/15/2030	4,612,000	4,616,358
Permian Resources Operating LLC†	5.375%	1/15/2026	7,711,000	7,465,097

See Notes to Financial Statements.	187

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Permian Resources Operating LLC†	6.875%	4/1/2027	$3,813,000	$3,785,305
Permian Resources Operating LLC†	9.875%	7/15/2031	7,842,000	8,580,790
Petroleos Mexicanos (Mexico)(a)	10.00%	2/7/2033	7,823,000	7,310,329
Precision Drilling Corp. (Canada)†(a)	6.875%	1/15/2029	12,460,000	11,784,650
Range Resources Corp.†	4.75%	2/15/2030	7,461,000	6,810,918
Rockcliff Energy II LLC†	5.50%	10/15/2029	13,596,000	12,635,343
Seadrill Finance Ltd.†	8.375%	8/1/2030	4,284,000	4,392,814
Shelf Drilling Holdings Ltd. (United Arab Emirates)†(a)	9.625%	4/15/2029	8,429,000	8,116,751
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.†	7.875%	11/1/2028	5,917,000	5,944,603
Southwestern Energy Co.	5.375%	2/1/2029	8,282,000	7,887,070
Sunoco LP/Sunoco Finance Corp.†	7.00%	9/15/2028	4,066,000	4,104,112
Transocean Aquila Ltd.†	8.00%	9/30/2028	4,056,000	4,066,992
Transocean, Inc.	6.80%	3/15/2038	11,291,000	8,560,328
Transocean, Inc.†	7.50%	1/15/2026	4,600,000	4,488,588
Transocean, Inc.	7.50%	4/15/2031	10,110,000	8,458,632
Valaris Ltd.†	8.375%	4/30/2030	7,489,000	7,540,562
Vermilion Energy, Inc. (Canada)†(a)	6.875%	5/1/2030	12,389,000	11,762,438
Vital Energy, Inc.†	7.75%	7/31/2029	8,055,000	7,390,875
Vital Energy, Inc.	9.75%	10/15/2030	2,344,000	2,350,962
Vital Energy, Inc.	10.125%	1/15/2028	13,059,000	13,307,774
Total				400,008,769

Oil & Gas Services 1.67%
Bristow Group, Inc.†	6.875%	3/1/2028	891,000	849,225
CSI Compressco LP/CSI Compressco Finance, Inc.†	7.50%	4/1/2025	6,195,000	6,128,249
Enerflex Ltd. (Canada)†(a)	9.00%	10/15/2027	3,875,000	3,651,800
Helix Energy Solutions Group, Inc.†(e)	9.75%	3/1/2029	8,146,000	8,136,306
Nine Energy Service, Inc.	13.00%	2/1/2028	7,909,000	7,045,298
Oceaneering International, Inc.	6.00%	2/1/2028	14,681,000	14,246,002
Tidewater, Inc.†	10.375%	7/3/2028	3,800,000	3,952,000
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	6,425,000	6,348,064
Weatherford International Ltd.†	8.625%	4/30/2030	7,833,000	8,104,116
Welltec International ApS (Denmark)†(a)	8.25%	10/15/2026	5,369,000	5,442,072
Total				63,903,132

188	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Packaging & Containers 1.84%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC†	6.00%		6/15/2027	$7,447,000	$7,232,859
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(a)	4.125%		8/15/2026	8,391,000	7,429,811
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(a)	5.25%		4/30/2025	3,247,000	3,167,216
Canpack SA/Canpack U.S. LLC (Poland)†(a)	3.875%		11/15/2029	4,581,000	3,851,682
Graphic Packaging International LLC†	3.50%		3/1/2029	4,770,000	4,151,749
LABL, Inc.†	6.75%		7/15/2026	3,715,000	3,534,189
LABL, Inc.†	9.50%		11/1/2028	4,377,000	4,229,283
LABL, Inc.†	10.50%		7/15/2027	2,966,000	2,697,929
Mauser Packaging Solutions Holding Co.†	7.875%		8/15/2026	4,077,000	4,053,707
Mauser Packaging Solutions Holding Co.†	9.25%		4/15/2027	7,539,000	6,868,492
Owens-Brockway Glass Container, Inc.†	6.625%		5/13/2027	3,942,000	3,904,511
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC†	4.00%		10/15/2027	4,306,000	3,944,059
Sealed Air Corp.†	6.875%		7/15/2033	3,005,000	3,012,702
Trident TPI Holdings, Inc.†	12.75%		12/31/2028	3,343,000	3,531,044
Trivium Packaging Finance BV (Netherlands)†(a)	5.50%		8/15/2026	4,577,000	4,403,760
Trivium Packaging Finance BV (Netherlands)†(a)	8.50%		8/15/2027	4,594,000	4,179,033
Total					70,192,026

Pharmaceuticals 0.73%
180 Medical, Inc.†	3.875%		10/15/2029	5,380,000	4,695,341
BellRing Brands, Inc.†	7.00%		3/15/2030	7,865,000	8,005,311
Grifols SA (Spain)†(a)	4.75%		10/15/2028	5,659,000	5,003,886
Owens & Minor, Inc.†	6.625%		4/1/2030	4,878,000	4,573,174
Perrigo Finance Unlimited Co. (Ireland)(a)	4.65%		6/15/2030	6,295,000	5,621,826
Total					27,899,538

Pipelines 3.41%
AI Candelaria Spain SA (Spain)†(a)	7.50%		12/15/2028	4,709,929	4,420,056
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	5.375%		6/15/2029	7,460,000	6,992,394
Buckeye Partners LP	4.125%		12/1/2027	7,654,000	7,075,434
Buckeye Partners LP	9.694% (3 mo. USD LIBOR + 4.02%	)#	1/22/2078	5,779,000	5,753,717
CNX Midstream Partners LP†	4.75%		4/15/2030	9,074,000	7,924,654
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031	4,891,000	4,527,209

See Notes to Financial Statements.	189

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Pipelines (continued)
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%	6/1/2028	$9,913,000	$9,347,463
DT Midstream, Inc.†	4.125%	6/15/2029	7,560,000	6,792,889
EnLink Midstream LLC†	6.50%	9/1/2030	3,951,000	3,979,809
EQM Midstream Partners LP†	7.50%	6/1/2027	2,870,000	2,935,743
EQM Midstream Partners LP†	7.50%	6/1/2030	8,082,000	8,346,133
Genesis Energy LP/Genesis Energy Finance Corp.(e)	8.25%	1/15/2029	4,397,000	4,351,315
Genesis Energy LP/Genesis Energy Finance Corp.	8.875%	4/15/2030	7,731,000	7,865,881
Hess Midstream Operations LP†	5.125%	6/15/2028	5,824,000	5,578,227
Holly Energy Partners LP/Holly Energy Finance Corp.†	6.375%	4/15/2027	3,944,000	3,889,546
Northriver Midstream Finance LP (Canada)†(a)	5.625%	2/15/2026	7,831,000	7,621,912
Venture Global Calcasieu Pass LLC†	6.25%	1/15/2030	2,705,000	2,656,695
Venture Global LNG, Inc.†	8.125%	6/1/2028	8,011,000	7,949,812
Venture Global LNG, Inc.†	8.375%	6/1/2031	8,211,000	8,096,898
Venture Global LNG, Inc.†	9.50%	2/1/2029	13,967,000	14,419,812
Total				130,525,599

Real Estate 0.60%
Cushman & Wakefield U.S. Borrower LLC†	8.875%	9/1/2031	4,133,000	4,146,213
Howard Hughes Corp.†	5.375%	8/1/2028	11,175,000	10,488,464
Hunt Cos., Inc.†	5.25%	4/15/2029	7,915,000	6,797,590
Shimao Group Holdings Ltd. (Hong Kong)(a)(i)	3.45%	1/11/2031	1,074,000	45,645
Shimao Group Holdings Ltd. (Hong Kong)(a)(i)	5.20%	1/16/2027	23,117,000	963,285
Sunac China Holdings Ltd. (China)†(a)	6.00%	9/30/2026	433,597	69,376
Sunac China Holdings Ltd. (China)†(a)	6.25%	9/30/2027	433,597	62,872
Sunac China Holdings Ltd. (China)†(a)	6.50%	9/30/2027	867,194	104,063
Sunac China Holdings Ltd. (China)†(a)	6.75%	9/30/2028	1,300,790	146,339
Sunac China Holdings Ltd. (China)†(a)	7.00%	9/30/2029	1,300,790	123,575
Sunac China Holdings Ltd. (China)†(a)	7.25%	9/30/2030	611,034	54,993
Total				23,002,415

REITS 1.44%
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%	6/15/2026	4,748,000	4,302,346
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%	9/15/2030	5,102,000	4,024,767
Iron Mountain, Inc.†	5.625%	7/15/2032	16,053,000	14,588,559
Iron Mountain, Inc.†	7.00%	2/15/2029	2,533,000	2,555,270
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.75%	6/15/2029	788,000	686,648

190	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
REITS (continued)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	4.875%	5/15/2029		$6,838,000	$6,090,196
RHP Hotel Properties LP/RHP Finance Corp.†	7.25%	7/15/2028		5,993,000	6,090,308
Service Properties Trust	5.25%	2/15/2026		4,253,000	4,002,903
Service Properties Trust	7.50%	9/15/2025		5,610,000	5,638,336
Service Properties Trust†	8.625%	11/15/2031		6,806,000	6,987,544
Total					54,966,877

Retail 3.52%
Advance Auto Parts, Inc.	3.50%	3/15/2032		6,180,000	4,776,000
Arko Corp.†	5.125%	11/15/2029		5,630,000	4,692,082
Asbury Automotive Group, Inc.†	5.00%	2/15/2032		4,791,000	4,182,022
Bath & Body Works, Inc.†	6.625%	10/1/2030		3,869,000	3,833,160
Beacon Roofing Supply, Inc.†	4.125%	5/15/2029		4,996,000	4,415,769
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC†	5.125%	4/15/2029		5,297,000	4,697,650
Douglas GmbH(d)	6.00%	4/8/2026	EUR	5,645,000	5,993,859
Dutch Lion BV†(d)(i)	11.25%	6/15/2020	EUR	9,152,880	0	(c)(g)
Evergreen Acqco 1 LP/TVI, Inc.†	9.75%	4/26/2028		$7,165,000	7,439,778
Gap, Inc.†	3.875%	10/1/2031		14,492,000	11,456,877
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%	8/15/2028		7,278,000	5,090,959
GYP Holdings III Corp.†	4.625%	5/1/2029		4,499,000	3,905,582
LBM Acquisition LLC†	6.25%	1/15/2029		6,521,000	5,470,369
LCM Investments Holdings II LLC†	4.875%	5/1/2029		5,053,000	4,418,809
LCM Investments Holdings II LLC†	8.25%	8/1/2031		4,533,000	4,559,497
Macy’s Retail Holdings LLC†	5.875%	4/1/2029		5,152,000	4,847,002
NMG Holding Co., Inc./Neiman Marcus Group LLC†	7.125%	4/1/2026		6,286,000	5,894,048
Nordstrom, Inc.	4.375%	4/1/2030		5,843,000	4,862,471
Park River Holdings, Inc.†	5.625%	2/1/2029		2,615,000	1,970,459
Park River Holdings, Inc.†	6.75%	8/1/2029		2,676,000	2,050,672
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028		12,558,000	11,495,745
PetSmart, Inc./PetSmart Finance Corp.†	7.75%	2/15/2029		4,585,000	4,325,925
Punch Finance PLC†(d)	6.125%	6/30/2026	GBP	3,251,000	3,681,919
Raising Cane’s Restaurants LLC†	9.375%	5/1/2029		$4,216,000	4,432,260
Sizzling Platter LLC/Sizzling Platter Finance Corp.†	8.50%	11/28/2025		876,000	880,284
SRS Distribution, Inc.†	6.00%	12/1/2029		5,109,000	4,448,994
Staples, Inc.†	7.50%	4/15/2026		967,000	856,707
Stonegate Pub Co. Financing 2019 PLC(d)	8.25%	7/31/2025	GBP	5,073,000	6,054,565
White Cap Buyer LLC†	6.875%	10/15/2028		$4,333,000	3,957,233
Total					134,690,697

See Notes to Financial Statements.	191

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Savings & Loans 0.08%
New York Community Bancorp, Inc.	8.434% (3 mo. USD Term SOFR + 3.04%	)#	11/6/2028	$3,087,000	$2,940,989
Washington Mutual Bank/Debt not acquired by JPMorgan(i)	6.875%		6/15/2011	10,000,000	–	(c)(g)
Total					2,940,989

Semiconductors 0.32%
Entegris, Inc.†	3.625%		5/1/2029	4,512,000	3,947,504
ON Semiconductor Corp.†	3.875%		9/1/2028	3,792,000	3,432,670
Synaptics, Inc.†	4.00%		6/15/2029	5,747,000	4,976,929
Total					12,357,103

Software 2.00%
AthenaHealth Group, Inc.†	6.50%		2/15/2030	4,238,000	3,676,331
Capstone Borrower, Inc.†	8.00%		6/15/2030	7,953,000	7,972,796
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.†	8.00%		6/15/2029	3,637,000	3,733,908
Cloud Software Group, Inc.†	6.50%		3/31/2029	19,249,000	17,740,333
Cloud Software Group, Inc.†	9.00%		9/30/2029	17,576,000	15,831,249
Elastic NV†	4.125%		7/15/2029	4,328,000	3,866,628
Fair Isaac Corp.†	4.00%		6/15/2028	3,692,000	3,400,351
ROBLOX Corp.†	3.875%		5/1/2030	5,791,000	4,979,073
Rocket Software, Inc.†	6.50%		2/15/2029	5,175,000	4,187,743
Twilio, Inc.	3.625%		3/15/2029	6,220,000	5,511,295
Twilio, Inc.	3.875%		3/15/2031	272,000	234,972
Veritas U.S., Inc./Veritas Bermuda Ltd.†	7.50%		9/1/2025	6,917,000	5,398,239
Total					76,532,918

Telecommunications 2.51%
Altice France SA (France)†(a)	5.125%		7/15/2029	24,510,000	17,555,408
Altice France SA (France)†(a)	8.125%		2/1/2027	10,373,000	8,931,366
Frontier Communications Holdings LLC†	5.875%		10/15/2027	12,943,000	12,172,330
Frontier Communications Holdings LLC†	6.00%		1/15/2030	16,090,000	12,915,628
Frontier Communications Holdings LLC†	8.75%		5/15/2030	5,000,000	4,990,633
Hughes Satellite Systems Corp.	6.625%		8/1/2026	4,826,000	3,800,909
Iliad Holding SASU (France)†(a)	7.00%		10/15/2028	7,271,000	6,983,529
Lumen Technologies, Inc.†	4.00%		2/15/2027	9,417,000	4,985,124
VF Ukraine PAT via VFU Funding PLC (Ukraine)†(a)	6.20%		2/11/2025	9,567,000	7,160,899
Viasat, Inc.†	5.625%		9/15/2025	5,807,000	5,550,069

192	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications (continued)
Viasat, Inc.†	7.50%		5/30/2031	$8,112,000	$5,810,220
Vmed O2 U.K. Financing I PLC (United Kingdom)†(a)	4.75%		7/15/2031	5,806,000	4,964,337
Total					95,820,452

Transportation 0.56%
Carriage Purchaser, Inc.†	7.875%		10/15/2029	7,605,000	6,003,197
Rand Parent LLC†	8.50%		2/15/2030	5,630,000	5,325,770
Seaspan Corp. (Hong Kong)†(a)	5.50%		8/1/2029	7,915,000	6,186,760
Watco Cos. LLC/Watco Finance Corp.†	6.50%		6/15/2027	4,033,000	3,891,038
Total					21,406,765

Trucking & Leasing 0.66%
Fortress Transportation & Infrastructure Investors LLC†	5.50%		5/1/2028	18,906,000	17,768,050
Fortress Transportation & Infrastructure Investors LLC†	7.875%		12/1/2030	7,148,000	7,276,226
Total					25,044,276

Water 0.14%
Aegea Finance SARL (Luxembourg)†(a)	6.75%		5/20/2029	2,460,000	2,336,336
Aegea Finance SARL (Luxembourg)†(a)	9.00%		1/20/2031	2,792,000	2,901,209
Total					5,237,545
Total Corporate Bonds (cost $3,508,572,436)					3,421,942,163

FLOATING RATE LOANS(k) 3.71%

Aerospace/Defense 0.21%
Alloy Finco Ltd. USD Holdco PIK Term Loan 13.50% (Jersey)(a)	0.50%		3/6/2025	8,795,166	7,915,649	(l)

Auto Parts & Equipment 0.03%
RealTruck Group, Inc. 2023 Incremental Term Loan	10.436% (1 mo. USD Term SOFR + 5.00%	)	1/31/2028	1,359,000	1,331,820
Building & Construction 0.11%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	11.963% (1 mo. USD Term SOFR + 6.50%	)	5/14/2029	4,759,905	4,355,313
Chemicals 0.12%
Starfruit Finco BV 2023 Term Loan B (Netherlands)(a)	9.423% (1 mo. USD Term SOFR + 4.00%	)	4/3/2028	4,423,445	4,401,327

See Notes to Financial Statements.	193

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Containers & Packaging 0.10%
IRIS Holdings, Inc. Term Loan	10.233% (3 mo. USD Term SOFR + 4.75%	)	6/28/2028	$4,338,044	$3,930,268

Diversified Capital Goods 0.32%
Grinding Media, Inc. 2021 Term Loan B	9.684% (3 mo. USD Term SOFR + 4.00%	)	10/12/2028	7,277,059	7,076,940
Tank Holding Corp. 2022 Term Loan	11.198% (1 mo. USD Term SOFR + 5.75%	)	3/31/2028	5,290,828	5,079,195
Total					12,156,135

Electric 0.16%
Helix Gen Funding LLC 2023 Term Loan	10.098% - 12.25% (1 mo. USD Term SOFR + 4.75%	)	12/31/2027	5,915,001	5,932,776

Electric: Generation 0.05%
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	7.152% (3 mo. USD Term SOFR + 1.50%	)	7/28/2028	1,196,824	619,357
Frontera Generation Holdings LLC 2021 Term Loan	18.652% (3 mo. USD Term SOFR + 13.00%	)	7/28/2026	1,233,060	1,294,713
Total					1,914,070

Electric: Integrated 0.17%
Compass Power Generation LLC 2022 Term Loan B2	9.712% (1 mo. USD Term SOFR + 4.25%	)	4/14/2029	6,626,122	6,639,672

Engineering & Construction 0.15%
Service Logic Acquisition, Inc. Term Loan	9.463% - 9.64% (1 mo. USD Term SOFR + 4.00%) (3 mo. USD Term SOFR + 4.00%	)	10/29/2027	5,684,533	5,691,639

Environmental Control 0.10%
Heritage-Crystal Clean, Inc. Term Loan B	10.403% (3 mo. USD Term SOFR + 5.00%	)	10/17/2030	3,696,000	3,680,606

Gaming/Leisure 0.31%
City Football Group Ltd. Term Loan (United Kingdom)(a)	8.455% (1 mo. USD Term SOFR + 3.00%	)	7/21/2028	6,853,996	6,817,601

194	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Gaming/Leisure (continued)
Silk Bidco AS EUR Term Loan B(d)	10.451% (6 mo. EURIBOR + 6.50%	)	2/28/2027	EUR	6,858,244	$5,054,054
Total						11,871,655

Home Furnishings 0.11%
TGP Holdings III LLC 2021 Term Loan	8.698% (1 mo. USD Term SOFR + 3.25%	)	6/29/2028		$4,902,008	4,210,261

Insurance 0.11%
Amynta Agency Borrower, Inc. 2023 Term Loan B	10.448% (1 mo. USD Term SOFR + 5.00%	)	2/28/2028		4,198,286	4,214,029

Integrated Energy 0.12%
Esdec Solar Group BV Term Loan B (Netherlands)(a)	10.402% (3 mo. USD Term SOFR + 4.75%	)	8/30/2028		4,795,439	4,543,679

Investment Management Companies 0.03%
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(d)	6.13% - 6.50% (6 mo. EURIBOR + 2.00%	)	12/31/2027	EUR	2,875,982	1,048,720

Machinery: Diversified 0.13%
Arcline FM Holdings LLC 2023 Incremental Term Loan B	10.628% (3 mo. USD Term SOFR + 5.25%	)	6/23/2028		$3,263,000	3,246,685

CPM Holdings, Inc. 2023 Term Loan	9.827% (1 mo. USD Term SOFR + 4.50%	)	9/28/2028		1,524,000	1,526,065
Total						4,772,750

Oil & Gas 0.35%
Parkway Generation LLC Term Loan B	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029		6,787,422	6,535,914
Parkway Generation LLC Term Loan C	10.395% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029		918,123	884,102
Waterbridge Midstream Operating LLC Term Loan B	11.39% (3 mo. USD Term SOFR + 5.75%	)	6/22/2026		5,991,522	6,006,501
Total						13,426,517

Packaging 0.11%
Mauser Packaging Solutions Holding Co. Term Loan B	9.32% (1 mo. USD Term SOFR + 4.00%	)	8/14/2026		4,352,097	4,328,204

See Notes to Financial Statements.	195

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Personal & Household Products 0.00%
FGI Operating Co. LLC Exit Term Loan	-	(m)	5/16/2024	$633,376	$79,489	(n)

Pharmaceuticals 0.06%
Ceva Sante Animale 2023 USD Term Loan B (France)(a)	9.616% (3 mo. USD Term SOFR + 4.25%	)	11/1/2030	2,412,000	2,412,603

Retail 0.12%
Fogo De Chao, Inc. 2023 Term Loan B	10.136% (3 mo. USD Term SOFR + 4.75%	)	9/30/2030	4,957,000	4,769,873

Service 0.17%
Red Planet Borrower LLC Term Loan B	9.198% (1 mo. USD Term SOFR + 3.75%	)	10/2/2028	6,681,869	6,434,106

Software 0.39%
Banff Merger Sub, Inc. 2021 USD 2nd Lien Term Loan	10.963% (1 mo. USD Term SOFR + 5.50%	)	2/27/2026	4,037,573	4,037,169

Isolved, Inc. Term Loan	9.484% (3 mo. USD Term SOFR + 4.00%	)	10/14/2030	5,839,000	5,842,650
Project Alpha Intermediate Holding, Inc. 2023 1st Lien Term Loan B	10.093% (1 mo. USD Term SOFR + 4.75%	)	10/28/2030	4,980,000	4,905,300
Total					14,785,119

Telecommunications 0.18%
CenturyLink, Inc. 2020 Term Loan B	7.713% (1 mo. USD Term SOFR + 2.25%	)	3/15/2027	6,014,881	3,643,304
Michaels Companies, Inc. 2021 Term Loan B	9.902% (3 mo. USD Term SOFR + 4.25%	)	4/15/2028	4,429,671	3,402,541
Total					7,045,845
Total Floating Rate Loans (cost $147,366,377)					141,892,125

FOREIGN GOVERNMENT OBLIGATIONS(a) 0.14%

Sri Lanka
Sri Lanka Government International Bonds†(i) (cost $9,711,572)	5.875%		7/25/2022	10,289,000	5,421,534

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.01%
GS Mortgage Securities Corp. Trust Series 2021-RSMZ Class MZ†	14.938% (1 mo. USD Term SOFR + 9.61%	)#	6/15/2026	20,000,000	200,000	(g)

196	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Trust Series 2006-Class C1(f)	Zero Coupon	11/30/2024	$10,500,000	$–	(g)
Total Non-Agency Commercial Mortgage-Backed Securities (cost $20,000,000)				200,000

	Dividend Rate		Shares

PREFERRED STOCKS 0.17%

Transportation Infrastructure
ACBL Holdings Corp. (cost $2,550,350)	Zero Coupon		102,014	6,630,910

	Exercise Price	Expiration Date

WARRANTS 0.01%

Machinery 0.00%
TNT Crane & Rigging, Inc.*
	$4.00	10/16/2025	26,319	13,159

Specialty Retail 0.01%
Chinos Intermediate Holdings A, Inc.*
	3.50	12/31/2099	56,246	137,803
Total Warrants (cost $302,137)				150,962
Total Long-Term Investments (cost $3,805,385,221)				3,689,405,456

			Principal Amount
SHORT-TERM INVESTMENTS 0.59%

REPURCHASE AGREEMENTS 0.38%
Repurchase Agreement dated 11/30/2023, 2.800%% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $16,237,700 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $14,889,210; proceeds: $14,598,329 (cost $14,597,194)			$14,597,194	14,597,194

			Shares
Money Market Funds 0.19%
Fidelity Government Portfolio(o) (cost $7,194,659)			7,194,659	7,194,659

See Notes to Financial Statements.	197

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Investments	Shares	Fair Value
Time Deposits 0.02%
CitiBank N.A.(o)
(cost $799,407)	799,407	$799,407
Total Short-Term Investments (cost $22,591,260)		22,591,260
Total Investments in Securities 97.10% (cost $3,827,976,481)		3,711,996,716
Other Assets and Liabilities – Net(p) 2.90%		110,932,456
Net Assets 100.00%		$3,822,929,172

EUR	Euro.
GBP	British Pound.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $2,865,644,690, which represents 74.96%of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Amount is less than $1.
(d)	Investment in non-U.S. dollar denominated securities.
(e)	Securities purchased on a when-issued basis (See Note 2(j)).
(f)	Security has been deemed worthless.
(g)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security fair valued by the Pricing Committee.
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Defaulted (non-income producing security).
(j)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(k)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(l)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(m)	Interest Rate to be determined.
(n)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee.
(o)	Security was purchased with the cash collateral from loaned securities.
(p)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

198	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Morgan Stanley	12/8/2023	1,454,000	$1,768,101	$1,835,640	$67,539
British pound	Buy	Morgan Stanley	12/8/2023	2,643,000	3,201,186	3,336,725	135,539
British pound	Buy	Morgan Stanley	12/8/2023	1,208,000	1,490,832	1,525,071	34,239
British pound	Buy	Morgan Stanley	12/8/2023	1,446,000	1,807,202	1,825,541	18,339
British pound	Buy	Toronto Dominion Bank	12/8/2023	3,547,000	4,329,048	4,478,003	148,955
British pound	Buy	Toronto Dominion Bank	12/8/2023	1,752,000	2,155,261	2,211,858	56,597
Euro	Buy	Morgan Stanley	12/13/2023	2,883,000	3,079,342	3,139,304	59,962
Euro	Buy	Morgan Stanley	12/13/2023	8,497,000	8,940,021	9,252,398	312,377
Euro	Buy	Morgan Stanley	12/13/2023	1,125,000	1,189,720	1,225,014	35,294
Euro	Buy	Morgan Stanley	12/13/2023	3,703,000	3,937,628	4,032,203	94,575
Euro	Buy	Morgan Stanley	12/13/2023	1,039,000	1,094,530	1,131,369	36,839
Euro	Buy	Morgan Stanley	12/13/2023	1,039,000	1,095,270	1,131,369	36,099
Euro	Buy	Morgan Stanley	12/13/2023	4,468,000	4,728,338	4,865,213	136,875
Euro	Buy	Morgan Stanley	12/13/2023	502,000	532,335	546,629	14,294
Euro	Buy	Morgan Stanley	12/13/2023	5,136,000	5,449,230	5,592,599	143,369
Euro	Buy	Morgan Stanley	12/13/2023	4,030,000	4,266,081	4,388,274	122,193
Euro	Buy	Morgan Stanley	12/13/2023	16,098,000	17,027,065	17,529,140	502,075
Euro	Buy	Morgan Stanley	12/13/2023	1,185,000	1,254,054	1,290,349	36,295
Euro	Buy	Morgan Stanley	12/13/2023	1,977,000	2,085,643	2,152,759	67,116
Euro	Buy	Morgan Stanley	12/13/2023	1,704,000	1,813,188	1,855,489	42,301
Euro	Buy	Morgan Stanley	12/13/2023	1,395,000	1,498,811	1,519,018	20,207
Euro	Buy	Morgan Stanley	12/13/2023	4,651,000	4,991,195	5,064,482	73,287
Euro	Buy	Morgan Stanley	12/13/2023	1,683,000	1,803,152	1,832,622	29,470
Euro	Buy	Morgan Stanley	12/13/2023	692,000	741,903	753,520	11,617
Euro	Buy	Morgan Stanley	12/13/2023	3,405,000	3,650,955	3,707,710	56,755
Euro	Buy	State Street Bank and Trust	12/13/2023	5,542,000	5,892,365	6,034,694	142,329
Euro	Buy	State Street Bank and Trust	12/13/2023	1,816,000	1,939,923	1,977,446	37,523
Euro	Buy	Toronto Dominion Bank	12/13/2023	324,000	344,841	352,804	7,963
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$2,480,023

See Notes to Financial Statements.	199

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2023

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	State Street Bank and Trust	12/8/2023	476,000	$594,583	$600,939	$(6,356)
British pound	Sell	State Street Bank and Trust	12/8/2023	1,240,000	1,526,349	1,565,470	(39,121)
British pound	Sell	State Street Bank and Trust	12/8/2023	3,293,000	4,021,656	4,157,334	(135,678)
British pound	Sell	State Street Bank and Trust	12/8/2023	5,058,000	6,113,739	6,385,605	(271,866)
British pound	Sell	Toronto Dominion Bank	12/8/2023	28,049,000	35,079,790	35,411,195	(331,405)
British pound	Sell	Toronto Dominion Bank	12/8/2023	2,090,000	2,590,006	2,638,575	(48,569)
Euro	Sell	Morgan Stanley	12/13/2023	3,028,000	3,207,841	3,297,195	(89,354)
Euro	Sell	State Street Bank and Trust	12/13/2023	3,755,000	4,012,384	4,088,826	(76,442)
Euro	Sell	Toronto Dominion Bank	12/13/2023	143,160,000	154,523,325	155,887,175	(1,363,850)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,362,641)

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2024	2,267	Long	$247,513,116	$248,909,516	$1,396,400
U.S. 2-Year Treasury Note	March 2024	2,634	Long	536,826,887	538,550,111	1,723,224
Total Unrealized Appreciation on Futures Contracts						$3,119,624

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2024	516	Short	$(58,088,795)	$(58,574,063)	$(485,268)
U.S. 5-Year Treasury Note	March 2024	2,981	Short	(317,733,848)	(318,524,509)	(790,661)
U.S. Treasury Bonds	March 2024	109	Short	(12,628,412)	(12,691,688)	(63,276)
U.S. Ultra Treasury Bond	March 2024	40	Long	4,942,623	4,920,000	(22,623)
Total Unrealized Depreciation on Futures Contracts						$(1,361,828)

200	See Notes to Financial Statements.

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3		Total
Long-Term Investments
Common Stocks
Automobile Components	$–	$1,979,735	$–		$1,979,735
Electric-Generation	–	6,353	–		6,353
Machinery	–	27,833	–		27,833
Miscellaneous Financials	–	3,125,407	–		3,125,407
Personal Care Products	–	6,669,418	–	(3)	6,669,418
Specialty Retail	–	3,300,327	–		3,300,327
Transportation Infrastructure	–	1,000,215	–		1,000,215
Remaining Industries	85,554,156	–	–		85,554,156
Convertible Bonds	–	11,504,318	–		11,504,318
Corporate Bonds
Food	–	76,902,208	279		76,902,487
Mining	–	104,898,283	–	(3)	104,898,283
Retail	–	134,690,697	–	(3)	134,690,697
Savings & Loans	–	2,940,989	–	(3)	2,940,989
Remaining Industries	–	3,102,509,707	–		3,102,509,707
Floating Rate Loans
Aerospace/Defense	–	–	7,915,649		7,915,649
Personal & Household Products	–	–	79,489		79,489
Remaining Industries	–	133,896,987	–		133,896,987
Foreign Government Obligations	–	5,421,534	–		5,421,534
Non-Agency Commercial Mortgage-Backed Securities	–	–	200,000		200,000
Preferred Stocks	–	6,630,910	–		6,630,910
Warrants	–	150,962	–		150,962
Short-Term Investments
Repurchase Agreements	–	14,597,194	–		14,597,194
Money Market Funds	7,194,659	–	–		7,194,659
Time Deposits	–	799,407	–		799,407
Total	$92,748,815	$3,611,052,484	$8,195,417		$3,711,996,716

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$2,480,023	$–		$2,480,023
Liabilities	–	(2,362,641)	–		(2,362,641)
Futures Contracts
Assets	3,119,624	–	–		3,119,624
Liabilities	(1,361,828)	–	–		(1,361,828)
Total	$1,757,796	$117,382	$–		$1,875,178

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.
(3)	Amount less than $1.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	201

Schedule of Investments

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 100.02%

ASSET-BACKED SECURITIES 4.02%

Automobiles 1.18%
Avis Budget Rental Car Funding AESOP LLC Series 2021-1A Class D†	3.71%		8/20/2027		$12,750,000	$11,217,950
CarMax Auto Owner Trust Series 2023-1 Class D	6.27%		11/15/2029		8,375,000	8,234,120
Carvana Auto Receivables Trust Series 2019-4A Class E†	4.70%		10/15/2026		7,250,000	7,169,713
Hertz Vehicle Financing LLC Series 2021-1A Class D†	3.98%		12/26/2025		5,000,000	4,763,741
Santander Consumer Auto Receivables Trust Series 2020-BA Class F†	7.03%		8/15/2028		8,452,000	8,413,670
Santander Consumer Auto Receivables Trust Series 2021-AA Class F†	5.79%		8/15/2028		3,100,000	2,924,718
Total						42,723,912

Other 2.54%
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028		5,205,000	5,244,148
Avant Loans Funding Trust Series 2021-REV1 Class D†	4.30%		7/15/2030		7,135,000	6,571,141
CIFC Funding Ltd. Series 2021-4A Class A†	6.706% (3 mo. USD Term SOFR + 1.31%	)#	7/15/2033		7,000,000	6,981,657
Fairstone Financial Issuance Trust Series I 2020-1A Class C†(a)	5.162%		10/20/2039	CAD	15,535,000	10,571,585
Galaxy XXI CLO Ltd. Series 2015-21A Class AR†	6.697% (3 mo. USD Term SOFR + 1.28%	)#	4/20/2031		$942,112	938,421
Gracie Point International Funding Series 2023-1A Class A†	7.174% (90 day USD SOFR Average + 1.95%	)#	9/1/2026		6,070,000	6,063,733
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.875% (30 day USD SOFR Average + 1.55%	)#	1/17/2037		2,310,000	2,266,688
Madison Park Funding XVII Ltd.
Series 2015-17A Class BR2†	7.174% (3 mo. USD Term SOFR + 1.76%	)#	7/21/2030		10,000,000	9,912,427
Marble Point CLO XVII Ltd.
Series 2020-1A Class A†	6.977% (3 mo. USD Term SOFR + 1.56%	)#	4/20/2033		4,859,946	4,816,843

202	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Mariner Finance Issuance Trust Series 2021-BA Class E†	4.68%		11/20/2036	$3,075,000	$2,415,103
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029	1,740,157	1,740,784
Octagon Loan Funding Ltd. Series 2014-1A Class ARR†	6.809% (3 mo. USD Term SOFR + 1.44%	)#	11/18/2031	5,000,000	5,003,455
Rad CLO Ltd. Series 2020-7A Class A1†	6.864% (3 mo. USD Term SOFR + 1.46%	)#	4/17/2033	7,850,616	7,830,997
Romark CLO Ltd. Series 2017-1A Class A2R†	7.324% (3 mo. USD Term SOFR + 1.91%	)#	10/23/2030	8,890,000	8,841,617
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	9,639,840	8,740,360
Voya CLO Ltd. Series 2018-4A Class A1AR†	6.696% (3 mo. USD Term SOFR + 1.30%	)#	1/15/2032	3,950,000	3,940,363
Total					91,879,322

Rec Vehicle Loan 0.30%
Octane Receivables Trust Series 2022-2A Class B†	5.85%		7/20/2028	11,033,000	10,928,565
Total Asset-Backed Securities (cost $151,858,246)					145,531,799

CORPORATE BONDS 80.10%

Aerospace/Defense 0.56%
HEICO Corp.	5.35%		8/1/2033	4,779,000	4,674,325
L3Harris Technologies, Inc.	5.60%		7/31/2053	7,182,000	7,137,669
RTX Corp.	6.40%		3/15/2054	4,206,000	4,569,699
Triumph Group, Inc.	7.75%		8/15/2025	4,012,000	3,935,772
Total					20,317,465

Agriculture 3.53%
BAT Capital Corp.	6.343%		8/2/2030	7,586,000	7,793,336
BAT Capital Corp.	7.75%		10/19/2032	32,427,000	35,874,280
Imperial Brands Finance PLC (United Kingdom)†(b)	6.125%		7/27/2027	16,816,000	17,054,026
JT International Financial Services BV (Netherlands)†(b)	6.875%		10/24/2032	16,000,000	17,424,889
Philip Morris International, Inc.	5.625%		11/17/2029	22,488,000	22,857,044
Vector Group Ltd.†	10.50%		11/1/2026	200,000	200,430
Viterra Finance BV (Netherlands)†(b)	2.00%		4/21/2026	5,000,000	4,582,091
Viterra Finance BV (Netherlands)†(b)	3.20%		4/21/2031	19,555,000	16,262,678
Viterra Finance BV (Netherlands)†(b)	4.90%		4/21/2027	5,846,000	5,683,235
Total					127,732,009

See Notes to Financial Statements.	203

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines 0.22%
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(b)	8.00%		9/20/2025	$11,000,000	$8,085,000

Apparel 0.14%
Tapestry, Inc.	7.00%		11/27/2026	5,013,000	5,068,533

Auto Manufacturers 0.54%
Ford Motor Credit Co. LLC	3.375%		11/13/2025	11,500,000	10,840,652
Hyundai Capital America†	6.50%		1/16/2029	8,613,000	8,843,302
Total					19,683,954

Banks 14.39%
ABN AMRO Bank NV (Netherlands)†(b)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	4,000,000	3,024,764
AIB Group PLC (Ireland)†(b)	6.608% (SOFR + 2.33%	)#	9/13/2029	8,000,000	8,162,250
Bank of America Corp.	2.299% (SOFR + 1.22%	)#	7/21/2032	8,014,000	6,293,055
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	36,237,000	29,452,909
Bank of New York Mellon Corp.	4.596% (SOFR + 1.76%	)#	7/26/2030	4,565,000	4,388,956
Bank of New York Mellon Corp.	4.967% (SOFR + 1.61%	)#	4/26/2034	4,989,000	4,755,943
BankUnited, Inc.	5.125%		6/11/2030	9,962,000	8,744,207
Barclays PLC (United Kingdom)(b)	6.224% (SOFR + 2.98%	)#	5/9/2034	10,000,000	9,831,607
BNP Paribas SA (France)†(b)	4.375% (5 yr. USD Swap + 1.48%	)#	3/1/2033	6,844,000	6,194,937
BNP Paribas SA (France)†(b)	5.894% (SOFR + 1.87%	)#	12/5/2034	5,000,000	5,013,103
BPCE SA (France)†(b)	3.116% (SOFR + 1.73%	)#	10/19/2032	7,584,000	5,844,112
Citigroup, Inc.	2.561% (SOFR + 1.17%	)#	5/1/2032	18,611,000	14,977,082
Citigroup, Inc.	4.91% (SOFR + 2.09%	)#	5/24/2033	15,000,000	14,119,237
Citigroup, Inc.	6.174% (SOFR + 2.66%	)#	5/25/2034	13,417,000	13,318,963
Citizens Bank NA	4.119% (SOFR + 1.40%	)#	5/23/2025	7,770,000	7,502,229
Citizens Bank NA	6.064% (SOFR + 1.45%	)#	10/24/2025	2,947,000	2,842,519

204	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Danske Bank AS (Denmark)†(b)	3.244% (3 mo. USD LIBOR + 1.59%	)#	12/20/2025	$7,000,000	$6,766,342
Danske Bank AS (Denmark)†(b)	3.773% (1 yr. CMT + 1.45%	)#	3/28/2025	9,892,000	9,809,600
Danske Bank AS (Denmark)†(b)	5.375%		1/12/2024	12,000,000	11,984,953
Discover Bank	5.974% (5 yr. USD SOFR ICE Swap Rate + 1.73%	)#	8/9/2028	7,750,000	7,203,590
Goldman Sachs Group, Inc.	2.383% (SOFR + 1.25%	)#	7/21/2032	17,941,000	14,133,614
Intesa Sanpaolo SpA (Italy)†(b)	4.198% (1 yr. CMT + 2.60%	)#	6/1/2032	4,014,000	3,110,439
Intesa Sanpaolo SpA (Italy)†(b)	6.625%		6/20/2033	14,275,000	13,990,226
Intesa Sanpaolo SpA (Italy)†(b)	8.248% (1 yr. CMT + 4.40%	)#	11/21/2033	7,000,000	7,279,614
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	12,620,000	10,432,202
JPMorgan Chase & Co.	4.912% (SOFR + 2.08%	)#	7/25/2033	32,950,000	31,349,792
KeyBank NA	5.00%		1/26/2033	7,000,000	6,143,503
KeyCorp	2.25%		4/6/2027	5,150,000	4,480,983
M&T Bank Corp.	5.053% (SOFR + 1.85%	)#	1/27/2034	3,705,000	3,323,144
Macquarie Bank Ltd. (Australia)†(b)	3.052% (5 yr. CMT + 1.70%	)#	3/3/2036	9,790,000	7,519,011
Macquarie Bank Ltd. (Australia)†(b)	4.875%		6/10/2025	1,850,000	1,811,423
Macquarie Group Ltd. (Australia)†(b)	2.691% (SOFR + 1.44%	)#	6/23/2032	3,724,000	2,924,112
Manufacturers & Traders Trust Co.	4.65%		1/27/2026	6,418,000	6,181,307
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	2.309% (1 yr. CMT + 0.95%	)#	7/20/2032	10,000,000	7,985,822
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	7,860,000	6,149,225
Morgan Stanley	4.431% (3 mo. USD Term SOFR + 1.89%	)#	1/23/2030	1,395,000	1,324,865
Morgan Stanley	5.297% (SOFR + 2.62%	)#	4/20/2037	5,000,000	4,656,879
Morgan Stanley	5.424% (SOFR + 1.88%	)#	7/21/2034	9,940,000	9,644,278
Morgan Stanley	6.342% (SOFR + 2.56%	)#	10/18/2033	12,965,000	13,435,365

See Notes to Financial Statements.	205

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
NatWest Group PLC (United Kingdom)(b)	3.032% (5 yr. CMT + 2.35%	)#	11/28/2035	$7,000,000	$5,471,402
NatWest Group PLC (United Kingdom)(b)	6.016% (1 yr. CMT + 2.10%	)#	3/2/2034	3,258,000	3,259,325
PNC Financial Services Group, Inc.	6.875% (SOFR + 2.28%	)#	10/20/2034	9,975,000	10,595,284
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	12,195,000	11,005,066
Texas Capital Bancshares, Inc.	4.00% (5 yr. CMT + 3.15%	)#	5/6/2031	8,000,000	6,855,328
Toronto-Dominion Bank (Canada)(b)	4.456%		6/8/2032	21,784,000	20,249,087
U.S. Bancorp	4.839% (SOFR + 1.60%	)#	2/1/2034	7,877,000	7,216,402
U.S. Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	9,918,000	8,879,236
UBS AG (Switzerland)(b)	5.125%		5/15/2024	13,800,000	13,661,655
UBS Group AG (Switzerland)†(b)	2.746% (1 yr. CMT + 1.10%	)#	2/11/2033	7,700,000	6,009,196
UBS Group AG (Switzerland)†(b)	3.869% (3 mo. USD LIBOR + 1.41%	)#	1/12/2029	7,000,000	6,449,037
UBS Group AG (Switzerland)†(b)	4.988% (1 yr. CMT + 2.40%	)#	8/5/2033	5,000,000	4,603,972
UBS Group AG (Switzerland)†(b)	6.373% (SOFR + 3.34%	)#	7/15/2026	10,000,000	10,024,220
UBS Group AG (Switzerland)†(b)	6.537% (SOFR + 3.92%	)#	8/12/2033	11,443,000	11,684,960
UniCredit SpA (Italy)†(b)	5.459% (5 yr. CMT + 4.75%	)#	6/30/2035	3,270,000	2,857,730
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	15,461,000	12,948,116
Wells Fargo & Co.	4.897% (SOFR + 2.10%	)#	7/25/2033	9,955,000	9,314,940
Wells Fargo & Co.	5.389% (SOFR + 2.02%	)#	4/24/2034	5,006,000	4,817,999
Wells Fargo & Co.	5.574% (SOFR + 1.74%	)#	7/25/2029	5,085,000	5,079,294
Wells Fargo & Co.	6.491% (SOFR + 2.06%	)#	10/23/2034	9,976,000	10,423,250
Western Alliance Bancorp	3.00% (3 mo. USD Term SOFR + 2.25%	)#	6/15/2031	8,000,000	6,464,720
Westpac Banking Corp. (Australia)(b)	2.668% (5 yr. CMT + 1.75%	)#	11/15/2035	8,000,000	6,226,614
Total					520,202,995

206	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Beverages 0.56%
Bacardi Ltd./Bacardi-Martini BV†	5.40%	6/15/2033	$14,497,000	$14,071,558
Constellation Brands, Inc.	3.15%	8/1/2029	6,849,000	6,163,876
Total				20,235,434

Biotechnology 1.13%
Amgen, Inc.	4.05%	8/18/2029	12,566,000	11,963,431
Amgen, Inc.	4.875%	3/1/2053	15,990,000	14,057,194
Amgen, Inc.	5.25%	3/2/2033	14,960,000	14,814,655
Total				40,835,280

Building Materials 0.26%
AmeriTex HoldCo Intermediate LLC†	10.25%	10/15/2028	3,200,000	3,132,000
Carrier Global Corp.†	5.90%	3/15/2034	3,271,000	3,367,645
Carrier Global Corp.†	6.20%	3/15/2054	2,666,000	2,820,445
Total				9,320,090

Chemicals 0.93%
Celanese U.S. Holdings LLC	6.35%	11/15/2028	14,962,000	15,295,664
International Flavors & Fragrances, Inc.†	1.23%	10/1/2025	14,846,000	13,562,416
Rain Carbon, Inc.†	12.25%	9/1/2029	4,717,000	4,817,236
Total				33,675,316

Coal 0.19%
Coronado Finance Pty. Ltd. (Australia)†(b)	10.75%	5/15/2026	6,666,000	6,949,680

Commercial Services 1.01%
Global Payments, Inc.	5.30%	8/15/2029	16,461,000	16,150,898
UL Solutions, Inc.†	6.50%	10/20/2028	14,965,000	15,368,095
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026	5,166,000	4,859,672
Total				36,378,665

Computers 0.89%
Booz Allen Hamilton, Inc.†	3.875%	9/1/2028	15,503,000	14,266,713
Leidos Holdings, Inc.	5.95%	12/1/2040	1,325,000	1,171,469
Leidos, Inc.	4.375%	5/15/2030	6,375,000	5,900,690
Leidos, Inc.	5.75%	3/15/2033	3,746,000	3,732,593
Leidos, Inc.	7.125%	7/1/2032	6,806,000	7,213,407
Total				32,284,872

Cosmetics/Personal Care 0.39%
Haleon U.S. Capital LLC	3.625%	3/24/2032	15,826,000	13,951,666

See Notes to Financial Statements.	207

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 4.37%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	1.75%		10/29/2024	$8,000,000	$7,689,868
Aircastle Ltd.†	2.85%		1/26/2028	11,435,000	9,958,615
Aircastle Ltd.†	6.50%		7/18/2028	18,000,000	17,958,869
American Express Co.	4.989% (SOFR + 2.26%	)#	5/26/2033	7,186,000	6,924,326
American Express Co.	5.043% (SOFR + 1.84%	)#	5/1/2034	14,965,000	14,436,588
Aviation Capital Group LLC†	3.50%		11/1/2027	3,918,000	3,517,313
Aviation Capital Group LLC†	6.375%		7/15/2030	7,317,000	7,227,398
Avolon Holdings Funding Ltd. (Ireland)†(b)	2.75%		2/21/2028	650,000	564,763
Avolon Holdings Funding Ltd. (Ireland)†(b)	3.95%		7/1/2024	12,118,000	11,913,734
Avolon Holdings Funding Ltd. (Ireland)†(b)	4.25%		4/15/2026	16,000,000	15,222,699
Avolon Holdings Funding Ltd. (Ireland)†(b)	6.375%		5/4/2028	7,750,000	7,734,189
Capital One Financial Corp.	1.343% (SOFR + 0.69%	)#	12/6/2024	7,151,000	7,149,073
GGAM Finance Ltd. (Ireland)†(b)	8.00%		2/15/2027	3,496,000	3,523,024
LPL Holdings, Inc.†	4.375%		5/15/2031	26,220,000	22,632,842
Navient Corp.	6.75%		6/25/2025	5,550,000	5,594,306
Navient Corp.	11.50%		3/15/2031	7,368,000	7,928,648
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	5,397,000	5,103,381
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	3,760,000	2,896,665
Total					157,976,301

Electric 11.60%
AEP Texas, Inc.	5.40%		6/1/2033	3,546,000	3,463,788
AES Corp.	2.45%		1/15/2031	7,975,000	6,439,494
Atlantica Sustainable Infrastructure PLC (United Kingdom)†(b)	4.125%		6/15/2028	10,797,000	9,695,027
Avangrid, Inc.	3.80%		6/1/2029	5,225,000	4,758,345
Comision Federal de Electricidad (Mexico)†(b)	4.688%		5/15/2029	25,000,000	22,636,705
Constellation Energy Generation LLC	5.80%		3/1/2033	9,781,000	9,846,382
Constellation Energy Generation LLC	6.25%		10/1/2039	5,185,000	5,226,695
Constellation Energy Generation LLC	6.50%		10/1/2053	8,199,000	8,588,529
Dominion Energy South Carolina, Inc.	6.25%		10/15/2053	4,920,000	5,254,869
DTE Energy Co.	2.95%		3/1/2030	13,166,000	11,237,665
DTE Energy Co.	3.40%		6/15/2029	4,398,000	3,949,822
Duke Energy Corp.	4.50%		8/15/2032	14,776,000	13,790,029

208	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric (continued)
Duquesne Light Holdings, Inc.†	2.775%		1/7/2032	$14,523,000	$11,077,149
Electricite de France SA (France)†(b)	6.25%		5/23/2033	25,011,000	25,858,949
Entergy Texas, Inc.	5.80%		9/1/2053	4,975,000	4,944,084
Evergy Kansas Central, Inc.	5.90%		11/15/2033	6,119,000	6,263,070
Evergy Metro, Inc.	4.95%		4/15/2033	7,125,000	6,850,786
FirstEnergy Transmission LLC†	4.55%		4/1/2049	6,480,000	5,248,478
IPALCO Enterprises, Inc.	4.25%		5/1/2030	12,206,000	10,919,476
ITC Holdings Corp.†	5.40%		6/1/2033	9,976,000	9,776,513
Liberty Utilities Finance GP 1†	2.05%		9/15/2030	12,633,000	9,939,420
Louisville Gas & Electric Co.	5.45%		4/15/2033	9,974,000	10,011,788
MidAmerican Energy Co.	5.85%		9/15/2054	4,911,000	5,032,464
Minejesa Capital BV (Netherlands)†(b)	4.625%		8/10/2030	12,000,000	11,175,000
Monongahela Power Co.†	5.85%		2/15/2034	3,700,000	3,716,607
National Grid PLC (United Kingdom)(b)	5.809%		6/12/2033	9,199,000	9,240,338
NRG Energy, Inc.†	4.45%		6/15/2029	14,584,000	13,255,748
Oglethorpe Power Corp.	5.95%		11/1/2039	9,881,000	9,646,402
Oglethorpe Power Corp.†	6.20%		12/1/2053	6,893,000	6,905,197
Oklahoma Gas & Electric Co.	5.40%		1/15/2033	7,050,000	7,049,465
Oklahoma Gas & Electric Co.	5.60%		4/1/2053	9,977,000	9,662,931
Oncor Electric Delivery Co. LLC†	5.65%		11/15/2033	6,901,000	7,087,747
Pacific Gas & Electric Co.	4.55%		7/1/2030	24,283,000	22,319,167
Pacific Gas & Electric Co.	6.15%		1/15/2033	6,649,000	6,627,470
Pacific Gas & Electric Co.	6.70%		4/1/2053	7,000,000	7,078,691
PacifiCorp	4.15%		2/15/2050	4,990,000	3,560,715
Palomino Funding Trust I†	7.233%		5/17/2028	9,071,000	9,340,437
Puget Energy, Inc.	4.10%		6/15/2030	21,009,000	18,771,870
Southern Co.	4.475%	(c)	8/1/2024	11,126,000	11,007,408
Southern Co.	5.70%		3/15/2034	14,960,000	15,249,990
Virginia Electric & Power Co.	5.45%		4/1/2053	9,976,000	9,482,895
Vistra Operations Co. LLC†	3.55%		7/15/2024	18,009,000	17,636,612
Xcel Energy, Inc.	5.45%		8/15/2033	9,960,000	9,867,471
Total					419,491,688

Electronics 0.43%
Trimble, Inc.	6.10%		3/15/2033	15,293,000	15,519,275

Energy-Alternate Sources 0.08%
Topaz Solar Farms LLC†	5.75%		9/30/2039	3,027,971	2,933,135

See Notes to Financial Statements.	209

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Engineering & Construction 0.78%
Cellnex Finance Co. SA (Spain)†(b)	3.875%	7/7/2041	$10,896,000	$7,891,428
Jacobs Engineering Group, Inc.	5.90%	3/1/2033	10,855,000	10,581,660
Sitios Latinoamerica SAB de CV (Mexico)†(b)	5.375%	4/4/2032	11,000,000	9,792,037
Total				28,265,125

Environmental Control 0.31%
Veralto Corp.†	5.45%	9/18/2033	11,081,000	11,025,591

Food 0.98%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	6.50%	2/15/2028	16,000,000	16,078,464
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	8,000,000	7,916,347
J M Smucker Co.	6.50%	11/15/2053	8,975,000	9,546,691
McCormick & Co., Inc.	4.95%	4/15/2033	2,073,000	1,987,001
Total				35,528,503

Gas 0.93%
Atmos Energy Corp.	6.20%	11/15/2053	4,988,000	5,390,046
CenterPoint Energy Resources Corp.	5.40%	3/1/2033	7,159,000	7,101,785
Southwest Gas Corp.	4.05%	3/15/2032	23,500,000	20,965,870
Total				33,457,701

Hand/Machine Tools 0.84%
Regal Rexnord Corp.†	6.05%	4/15/2028	11,000,000	10,829,228
Regal Rexnord Corp.†	6.30%	2/15/2030	19,945,000	19,720,214
Total				30,549,442

Health Care-Products 1.13%
Alcon Finance Corp.†	5.375%	12/6/2032	10,000,000	9,933,016
Baxter International, Inc.	1.322%	11/29/2024	10,000,000	9,569,331
GE HealthCare Technologies, Inc.	5.65%	11/15/2027	21,200,000	21,480,340
Total				40,982,687

Health Care-Services 2.90%
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029	10,000,000	8,382,450
Centene Corp.	3.375%	2/15/2030	39,000,000	33,752,468
Elevance Health, Inc.	2.25%	5/15/2030	12,000,000	10,063,367
Elevance Health, Inc.	4.10%	5/15/2032	9,977,000	9,139,334
Elevance Health, Inc.	5.50%	10/15/2032	3,636,000	3,672,562
Fresenius Medical Care U.S. Finance III, Inc.†	3.00%	12/1/2031	8,000,000	6,018,284
HCA, Inc.	5.50%	6/1/2033	13,471,000	13,251,193
Humana, Inc.	5.875%	3/1/2033	11,457,000	11,744,183
Molina Healthcare, Inc.†	4.375%	6/15/2028	9,500,000	8,817,463
Total				104,841,304

210	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Insurance 1.95%
Aon Corp.	8.205%		1/1/2027	$5,545,000	$5,872,355
Assurant, Inc.	2.65%		1/15/2032	3,049,000	2,361,855
Assurant, Inc.	3.70%		2/22/2030	9,896,000	8,613,657
Brown & Brown, Inc.	4.20%		3/17/2032	11,975,000	10,616,718
F&G Annuities & Life, Inc.	7.40%		1/13/2028	12,525,000	12,683,960
Global Atlantic Fin Co.†	4.70% (5 yr. CMT + 3.80%	)#	10/15/2051	5,469,000	4,546,387
Intact Financial Corp. (Canada)†(b)	5.459%		9/22/2032	6,983,000	6,786,519
New York Life Global Funding†	4.55%		1/28/2033	8,912,000	8,492,896
Protective Life Corp.	8.45%		10/15/2039	5,103,000	6,055,980
Selective Insurance Group, Inc.	5.375%		3/1/2049	5,081,000	4,588,570
Total					70,618,897

Internet 0.94%
EquipmentShare.com, Inc.†	9.00%		5/15/2028	5,700,000	5,621,625
Netflix, Inc.†	5.375%		11/15/2029	28,000,000	28,202,331
Total					33,823,956

Machinery-Diversified 1.25%
Flowserve Corp.	2.80%		1/15/2032	8,450,000	6,643,807
Ingersoll Rand, Inc.	5.70%		8/14/2033	8,977,000	9,090,530
Mueller Water Products, Inc.†	4.00%		6/15/2029	8,000,000	7,066,240
Nordson Corp.	5.60%		9/15/2028	8,329,000	8,515,000
nVent Finance SARL (Luxembourg)(b)	4.55%		4/15/2028	13,500,000	12,869,768
SPX FLOW, Inc.†	8.75%		4/1/2030	1,224,000	1,169,997
Total					45,355,342

Media 0.50%
Cox Communications, Inc.†	5.70%		6/15/2033	9,975,000	9,931,637
FactSet Research Systems, Inc.	3.45%		3/1/2032	9,551,000	8,139,440
Total					18,071,077

Mining 0.48%
Kinross Gold Corp. (Canada)†(b)	6.25%		7/15/2033	9,975,000	10,100,200
WE Soda Investments Holding PLC (United Kingdom)†(b)	9.50%		10/6/2028	7,070,000	7,178,878
Total					17,279,078

Oil & Gas 11.51%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%		2/15/2026	11,000,000	11,065,505
Antero Resources Corp.†	5.375%		3/1/2030	20,117,000	18,857,782

See Notes to Financial Statements.	211

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Apache Corp.	5.10%	9/1/2040	$9,495,000	$7,828,248
Baytex Energy Corp. (Canada)†(b)	8.50%	4/30/2030	15,000,000	15,351,075
Berry Petroleum Co. LLC†	7.00%	2/15/2026	9,700,000	9,315,880
Callon Petroleum Co.†	7.50%	6/15/2030	5,000,000	4,940,018
Callon Petroleum Co.†	8.00%	8/1/2028	12,000,000	12,177,816
CITGO Petroleum Corp.†	8.375%	1/15/2029	6,652,000	6,712,613
Civitas Resources, Inc.†	8.75%	7/1/2031	10,900,000	11,294,787
CNX Resources Corp.†	7.375%	1/15/2031	5,000,000	4,972,588
Comstock Resources, Inc.†	5.875%	1/15/2030	8,750,000	7,600,209
Continental Resources, Inc.†	5.75%	1/15/2031	33,000,000	32,044,114
Crescent Energy Finance LLC†	7.25%	5/1/2026	3,327,000	3,304,343
Crescent Energy Finance LLC†	9.25%	2/15/2028	13,679,000	14,148,121
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(b)	8.50%	10/1/2030	3,294,000	3,306,511
Diamondback Energy, Inc.	3.125%	3/24/2031	10,000,000	8,616,855
Diamondback Energy, Inc.	3.50%	12/1/2029	5,488,000	4,962,796
Diamondback Energy, Inc.	6.25%	3/15/2033	11,975,000	12,404,732
Eni SpA (Italy)†(b)	5.70%	10/1/2040	11,398,000	10,260,995
EQT Corp.	7.00%	2/1/2030	16,202,000	17,012,586
Gulfport Energy Corp.†	8.00%	5/17/2026	7,000,000	7,091,945
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	8,900,000	8,666,373
Matador Resources Co.†	6.875%	4/15/2028	4,167,000	4,179,459
Nabors Industries Ltd.†	7.25%	1/15/2026	6,000,000	5,740,260
Occidental Petroleum Corp.	6.375%	9/1/2028	9,975,000	10,284,269
Occidental Petroleum Corp.	6.45%	9/15/2036	7,000,000	7,174,650
Occidental Petroleum Corp.	6.625%	9/1/2030	6,500,000	6,729,645
Occidental Petroleum Corp.	8.875%	7/15/2030	8,000,000	9,119,000
OGX Austria GmbH (Brazil)†(b)(d)	8.50%	6/1/2018	1,800,000	36
Ovintiv, Inc.	6.25%	7/15/2033	14,965,000	14,927,465
Ovintiv, Inc.	6.50%	2/1/2038	7,362,000	7,247,015
Ovintiv, Inc.	6.625%	8/15/2037	4,595,000	4,590,931
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	19,177,000	17,776,091
Patterson-UTI Energy, Inc.	7.15%	10/1/2033	3,740,000	3,819,119
PBF Holding Co. LLC/PBF Finance Corp.†	7.875%	9/15/2030	4,571,000	4,575,320
Permian Resources Operating LLC†	6.875%	4/1/2027	10,250,000	10,175,550
Permian Resources Operating LLC†	9.875%	7/15/2031	7,500,000	8,206,571
Petroleos Mexicanos (Mexico)(b)	6.49%	1/23/2027	15,710,000	14,215,209
Precision Drilling Corp. (Canada)†(b)	6.875%	1/15/2029	3,250,000	3,073,845
Rockcliff Energy II LLC†	5.50%	10/15/2029	5,486,000	5,098,374

212	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Seadrill Finance Ltd.†	8.375%		8/1/2030	$3,147,000	$3,226,934
SM Energy Co.	6.50%		7/15/2028	9,000,000	8,767,665
Transocean Aquila Ltd.†	8.00%		9/30/2028	3,334,000	3,343,035
Transocean, Inc.	7.50%		4/15/2031	5,500,000	4,601,630
Vermilion Energy, Inc. (Canada)†(b)	6.875%		5/1/2030	11,000,000	10,443,686
Viper Energy, Inc.†	7.375%		11/1/2031	8,091,000	8,193,767
Vital Energy, Inc.†	7.75%		7/31/2029	2,750,000	2,523,266
Vital Energy, Inc.	10.125%		1/15/2028	6,000,000	6,114,300
Total					416,082,984

Oil & Gas Services 0.29%
NOV, Inc.	3.60%		12/1/2029	5,632,000	5,042,817
Oceaneering International, Inc.†	6.00%		2/1/2028	5,500,000	5,337,035
Total					10,379,852

Pharmaceuticals 1.91%
AbbVie, Inc.	3.20%		11/21/2029	12,050,000	10,944,360
Bayer U.S. Finance II LLC†	4.375%		12/15/2028	7,450,000	6,904,213
Bayer U.S. Finance LLC†	6.50%		11/21/2033	10,000,000	9,941,111
Cigna Group	2.40%		3/15/2030	6,767,000	5,741,051
CVS Health Corp.	3.25%		8/15/2029	6,000,000	5,402,317
CVS Health Corp.	4.78%		3/25/2038	10,981,000	9,860,419
CVS Health Corp.	5.05%		3/25/2048	11,973,000	10,506,334
CVS Health Corp.	5.25%		1/30/2031	9,977,000	9,934,083
Total					69,233,888

Pipelines 2.11%
Columbia Pipelines Operating Co. LLC†	5.927%		8/15/2030	5,700,000	5,725,020
Eastern Gas Transmission & Storage, Inc.	3.00%		11/15/2029	7,375,000	6,438,694
Eastern Gas Transmission & Storage, Inc.	4.60%		12/15/2044	5,529,000	4,470,998
EIG Pearl Holdings SARL (Luxembourg)(b)	3.545%		8/31/2036	13,000,000	10,850,242
Enbridge, Inc. (Canada)(b)	8.50% (5 yr. CMT + 4.43%	)#	1/15/2084	12,000,000	12,068,112
NGPL PipeCo LLC†	4.875%		8/15/2027	20,258,000	19,489,411
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.875%		2/1/2031	12,511,000	11,590,590
Venture Global LNG, Inc.†	8.375%		6/1/2031	5,882,000	5,800,262
Total					76,433,329

See Notes to Financial Statements.	213

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
REITS 2.52%
American Tower Corp.	3.80%	8/15/2029	$19,950,000	$18,327,396
American Tower Corp.	5.55%	7/15/2033	3,559,000	3,521,807
Crown Castle, Inc.	3.30%	7/1/2030	25,500,000	22,153,013
EPR Properties	4.95%	4/15/2028	10,000,000	9,134,807
GLP Capital LP/GLP Financing II, Inc.	5.75%	6/1/2028	9,000,000	8,894,733
VICI Properties LP/VICI Note Co., Inc.†	4.625%	6/15/2025	29,900,000	29,095,092
Total				91,126,848

Retail 0.42%
Bayer Corp.†	6.65%	2/15/2028	14,749,000	15,316,731

Semiconductors 1.12%
Broadcom, Inc.†	3.469%	4/15/2034	29,900,000	24,872,821
Broadcom, Inc.†	4.15%	4/15/2032	7,400,000	6,702,763
Marvell Technology, Inc.	5.95%	9/15/2033	8,798,000	8,917,301
Total				40,492,885

Software 2.80%
Intuit, Inc.	5.50%	9/15/2053	3,986,000	4,093,047
MSCI, Inc.†	3.625%	9/1/2030	6,100,000	5,312,179
MSCI, Inc.†	3.625%	11/1/2031	21,000,000	17,890,587
Oracle Corp.	5.375%	7/15/2040	15,452,000	14,576,763
Oracle Corp.	6.125%	7/8/2039	14,788,000	15,182,268
Oracle Corp.	6.25%	11/9/2032	10,650,000	11,219,800
ServiceNow, Inc.	1.40%	9/1/2030	17,120,000	13,621,430
Workday, Inc.	3.80%	4/1/2032	21,630,000	19,249,007
Total				101,145,081

Telecommunications 2.79%
AT&T, Inc.	3.50%	9/15/2053	34,000,000	22,654,161
AT&T, Inc.	4.30%	2/15/2030	10,000,000	9,464,080
AT&T, Inc.	5.40%	2/15/2034	8,000,000	7,911,237
Sprint Capital Corp.	6.875%	11/15/2028	39,425,000	41,722,523
Sprint Capital Corp.	8.75%	3/15/2032	6,750,000	8,072,602
T-Mobile USA, Inc.	3.875%	4/15/2030	11,925,000	10,956,314
Total				100,780,917

Transportation 0.14%
TTX Co.†	5.75%	11/22/2033	5,000,000	5,138,999

214	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Trucking & Leasing 0.28%
Fortress Transportation & Infrastructure Investors LLC†	7.875%		12/1/2030	$5,114,000	$5,205,739
SMBC Aviation Capital Finance DAC (Ireland)†(b)	5.45%		5/3/2028	5,000,000	4,927,105
Total					10,132,844
Total Corporate Bonds (cost $3,018,098,246)					2,896,704,419

FLOATING RATE LOANS(e) 5.43%

Aerospace/Defense 0.33%
TransDigm, Inc. 2022 Term Loan H	8.64% (3 mo. USD Term SOFR + 3.25%	)	2/22/2027	11,969,849	11,993,909

Airlines 0.04%
Mileage Plus Holdings LLC 2020 Term Loan B	10.798% (3 mo. USD Term SOFR + 5.25%	)	6/21/2027	1,426,875	1,473,248

Building Materials 0.12%
Summit Materials LLC 2023 Incremental Term Loan B	–	(f)	11/30/2028	4,295,000	4,305,738

Entertainment 0.62%
Flutter Entertainment PLC Term Loan B (United Kingdom)(b)	–	(f)	11/25/2030	22,350,000	22,308,094

Financial 0.23%
LPL Holdings, Inc. 2019 Term Loan B1	7.17% (1 mo. USD Term SOFR + 1.75%	)	11/12/2026	843,973	845,116
Setanta Aircraft Leasing Designated Activity Co. Term Loan B (Ireland)(b)	–	(f)	11/5/2028	7,500,000	7,512,900
Total					8,358,016

Food Service 0.28%
Aramark Services, Inc. 2023 Term Loan B6	7.963% (1 mo. USD Term SOFR + 2.50%	)	6/22/2030	9,975,000	9,995,748

Health Services 0.28%
Catalent Pharma Solutions, Inc. 2021 Term Loan B3	7.449% (1 mo. USD Term SOFR + 2.00%	)	2/22/2028	2,464,180	2,404,621
IQVIA, Inc. 2022 Term Loan A2	6.698% (1 mo. USD Term SOFR + 1.25%	)	6/16/2027	7,894,737	7,819,066
Total					10,223,687

See Notes to Financial Statements.	215

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Internet 0.17%
Imperva, Inc. 1st Lien Term Loan	9.631% (3 mo. USD Term SOFR + 4.00%	)	1/12/2026	$5,984,375	$5,991,855

Lodging 0.67%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	13,365,000	13,367,807
Resorts World Las Vegas LLC Term Loan A	6.848% (1 mo. USD Term SOFR + 1.50%	)	4/16/2024	1,087,500	1,088,859
Wyndham Hotels & Resorts, Inc. 2022 Term Loan A	7.198% (1 mo. USD Term SOFR + 1.75%	)	4/8/2027	9,873,418	9,848,734
Total					24,305,400

Machinery: Construction & Mining 0.22%
Brookfield WEC Holdings, Inc. 2021 Term Loan	8.213% (1 mo. USD Term SOFR + 1.75%	)	8/1/2025	7,979,487	7,998,079

Media 1.19%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75%	)	4/30/2025	10,740,467	10,751,101
Charter Communications Operating LLC 2019 Term Loan B2	7.098% - 7.13% (3 mo. USD Term SOFR + 1.75%	)	2/1/2027	32,354,815	32,327,313
Total					43,078,414

Mining & Metals 0.27%
Arsenal AIC Parent LLC Term Loan	9.848% (1 mo. USD Term SOFR + 4.50%	)	8/18/2030	9,651,162	9,672,250

Pipelines 0.33%
Buckeye Partners LP 2021 Term Loan B	7.67% (1 mo. USD Term SOFR + 2.25%	)	11/1/2026	7,816,076	7,831,200
Buckeye Partners LP 2023 Term Loan B	–	(f)	11/22/2030	4,123,232	4,127,870
Total					11,959,070

Real Estate Investment Trusts 0.11%
Invitation Homes Operating Partnership LP 2020 Term Loan A	6.448% (1 mo. USD Term SOFR + 1.00%	)	1/31/2025	3,911,798	3,887,349

Regional 0.13%
Seminole Tribe of Florida, Inc. 2022 Term Loan A	6.498% (1 mo. USD Term SOFR + 1.00%	)	5/13/2027	4,861,111	4,803,385	(g)

216	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Retail 0.44%
KFC Holding Co. 2021 Term Loan B	7.196% (1 mo. USD Term SOFR + 1.75%	)	3/15/2028		$5,992,327	$5,996,073
Pilot Travel Centers LLC 2021 Term Loan B	7.448% (1 mo. USD Term SOFR + 2.00%	)	8/4/2028		10,000,000	10,015,600
Total						16,011,673
Total Floating Rate Loans (cost $196,483,802)						196,365,915

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.00%
Government National Mortgage Association Series 2013-48 Class IO (Cost $180,746)	0.378%	#(h)	7/16/2054		4,872,877	58,322

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 4.51%
Government National Mortgage Association(i)	5.00%		TBA		9,086,000	8,826,053
Government National Mortgage Association(i)	5.50%		TBA		10,500,000	10,422,723
Government National Mortgage Association(i)	6.00%		TBA		15,900,000	16,014,377
Government National Mortgage Association(i)	6.50%		TBA		43,796,000	44,532,795
Government National Mortgage Association(i)	7.00%		TBA		8,246,000	8,437,977
Uniform Mortgage-Backed Security(i)	5.00%		TBA		10,800,000	10,399,606
Uniform Mortgage-Backed Security(i)	5.50%		TBA		771,000	759,849
Uniform Mortgage-Backed Security(i)	6.00%		TBA		25,923,000	26,099,538
Uniform Mortgage-Backed Security(i)	6.50%		TBA		10,500,000	10,660,370
Uniform Mortgage-Backed Security(i)	7.00%		TBA		26,286,000	26,946,122
Total Government Sponsored Enterprises Pass-Throughs (cost $161,635,425)						163,099,410

MUNICIPAL BONDS 0.92%

Government 0.51%
State of Illinois GO	5.10%		6/1/2033		19,025,000	18,316,960

Natural Gas 0.41%
Texas Natural Gas Securitization Finance Corp.	5.169%		4/1/2041		14,965,000	14,755,759
Total Municipal Bonds (cost $34,276,080)						33,072,719

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.31%
BBCMS Mortgage Trust Series 2019-BWAY Class C†	7.048% (1 mo. USD Term SOFR + 1.72%	)#	11/15/2034		3,950,000	1,838,718
CS Master Trust Series 2021-BLUF Class A†(d)	9.614% (1 mo. USD Term SOFR + 4.29%	)#	4/15/2023	(j)	2,400,000	2,321,553	(k)
Great Wolf Trust Series 2019-WOLF Class A†	6.472% (1 mo. USD Term SOFR + 1.15%	)#	12/15/2036		4,382,000	4,352,196

See Notes to Financial Statements.	217

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class G†	10.088% (1 mo. USD Term SOFR + 4.76%	)#	5/15/2026	$5,160,000	$2,527,412
GS Mortgage Securities Trust Series 2015-GS1 Class XB	0.326%	#(h)	11/10/2048	30,000,000	121,933
Hudsons Bay Simon JV Trust Series 2015-HB10 Class XB10†	0.723%	#(h)	8/5/2034	16,028,000	1,835
Hudsons Bay Simon JV Trust Series 2015-HB7 Class XB7†	0.665%	#(h)	8/5/2034	18,308,000	2,072
Total Non-Agency Commercial Mortgage-Backed Securities (cost $15,952,768)					11,165,719

U.S. TREASURY OBLIGATIONS 4.73%
U.S. Treasury Bonds	1.875%		11/15/2051	21,516,000	12,468,354
U.S. Treasury Bonds	4.125%		8/15/2053	44,151,000	41,301,881
U.S. Treasury Bonds	4.375%		8/15/2043	34,187,000	32,685,977
U.S. Treasury Bonds	4.75%		11/15/2043	17,168,100	17,300,885
U.S. Treasury Inflation-Indexed Notes(l)	0.25%		1/15/2025	36,765,957	35,501,733
U.S. Treasury Notes	4.50%		11/15/2033	31,351,800	31,743,697
Total U.S. Treasury Obligations (cost $170,504,467)					171,002,527
Total Long-Term Investments (cost $3,748,989,780)					3,617,000,830

SHORT-TERM INVESTMENTS 3.70%

COMMERCIAL PAPER 1.21%

Pipelines
Energy Transfer LP (cost $43,866,000)	5.831%		12/1/2023	43,866,000	43,866,000

REPURCHASE AGREEMENTS 2.49%
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $15,722,300 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $14,416,612; proceeds: $14,135,023 (cost $14,133,924)				14,133,924	14,133,924
Repurchase Agreement dated 11/30/2023, 5.380% due 12/1/2023 with JPMorgan Securities LLC collateralized by $77,218,000 of U.S. Treasury Note at 4.375% due 11/30/2028; value: $77,551,020; proceeds: $76,011,358 (cost $76,000,000)				76,000,000	76,000,000
Total Repurchase Agreements (cost $90,133,924)					90,133,924
Total Short-Term Investments (cost $133,999,924)					133,999,924
Total Investments in Securities 103.72% (cost $3,882,989,704)					3,751,000,754
Other Assets and Liabilities – Net(m) (3.72)%					(134,697,057)
Net Assets 100.00%					$3,616,303,697

218	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2023

CAD	Canadian Dollar.
CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $1,342,343,871, which represents 37.12% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Step Bond – Security with a predetermined schedule of interest rate changes.
(d)	Defaulted (non-income producing security).
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(f)	Interest Rate to be determined.
(g)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Maturity date has passed. As of November 30, 2023, an extension is available to June 15, 2024.
(k)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(l)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.
(m)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Indexes - Sell Protection at November 30, 2023(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
Markit CDX.NA.HY.40(4)(5)	Goldman Sachs	5.00%	12/20/2028	$32,175,000	$(117,792)	$1,366,964	$1,249,172

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes amounted to $1,366,964. Total unrealized depreciation on Credit Default Swap Contracts on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Credit Default Swap Contracts on Indexes, which is comprised of a basket of high yield securities.

See Notes to Financial Statements.	219

Schedule of Investments (continued)

INCOME FUND November 30, 2023

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs	2.079%	CPI Urban Consumer NSA	7/15/2024	$7,393,000	$22,943
Goldman Sachs	2.285%	CPI Urban Consumer NSA	7/15/2025	7,393,000	15,438
Goldman Sachs	2.508%	CPI Urban Consumer NSA	3/24/2028	15,000,000	11,844
Goldman Sachs	2.508%	CPI Urban Consumer NSA	3/24/2028	15,000,000	11,844	(1)
Goldman Sachs	2.744%	CPI Urban Consumer NSA	1/15/2024	7,393,000	32,764
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$94,833

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Goldman Sachs	2.564%	CPI Urban Consumer NSA	2/10/2028	$28,838,000	$(28,283	)(2)

NSA	Non-seasonally adjusted
(1)	Unrealized depreciation on Centrally Cleared CPI Swap Contract is $4,562, which includes upfront payment of $16,406. Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(2)	Unrealized depreciation on Centrally Cleared CPI Swap Contract is $40,423, which includes upfront payment of $12,140. Upfront payments paid (received) by Central Clearing Party are presented net of amortization.

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	2/9/2024	14,310,000	$10,442,283	$10,557,088	$(114,805)

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	2,933	Long	$597,765,132	$599,683,931	$1,918,799
U.S. Long Bond	March 2024	2,464	Long	284,345,413	286,902,000	2,556,587
U.S. Ultra Treasury Bond	March 2024	2,570	Long	314,088,715	316,110,000	2,021,285
Total Unrealized Appreciation on Futures Contracts						$6,496,671

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra
Treasury Note	March 2024	4,560	Short	$(513,354,130)	$(517,631,250)	$(4,277,120)
U.S. Treasury Notes	March 2024	3,091	Short	(329,458,264)	(330,278,181)	(819,917)
Total Unrealized Depreciation on Futures Contracts						$(5,097,037)

220	See Notes to Financial Statements.

Schedule of Investments (concluded)

INCOME FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$145,531,799	$–	$145,531,799
Corporate Bonds	–	2,896,704,419	–	2,896,704,419
Floating Rate Loans
Regional	–	–	4,803,385	4,803,385
Remaining Industries	–	191,562,530	–	191,562,530
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	58,322	–	58,322
Government Sponsored Enterprises Pass-Throughs	–	163,099,410	–	163,099,410
Municipal Bonds	–	33,072,719	–	33,072,719
Non-Agency Commercial Mortgage-Backed Securities	–	8,844,166	2,321,553	11,165,719
U.S. Treasury Obligations	–	171,002,527	–	171,002,527
Short-Term Investments
Commercial Paper	–	43,866,000	–	43,866,000
Repurchase Agreements	–	90,133,924	–	90,133,924
Total	$–	$3,743,875,816	$7,124,938	$3,751,000,754
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$1,249,172	$–	$1,249,172
Liabilities	–	–	–	–
Centrally Cleared CPI Swap Contracts
Assets	–	94,833	–	94,833
Liabilities	–	(28,283)	–	(28,283)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(114,805)	–	(114,805)
Futures Contracts
Assets	6,496,671	–	–	6,496,671
Liabilities	(5,097,037)	–	–	(5,097,037)
Total	$1,399,634	$1,200,917	$–	$2,600,551

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the period.

See Notes to Financial Statements.	221

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 91.30%

ASSET-BACKED SECURITIES 24.75%

Automobiles 6.85%
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A Class A†	3.35%	9/22/2025	$8,464,000	$8,337,192
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A Class D†	3.34%	8/20/2026	5,000,000	4,583,753
Capital One Prime Auto Receivables Trust Series 2022-2 Class A2A	3.74%	9/15/2025	3,232,471	3,213,809
Carvana Auto Receivables Trust Series 2021-N1 Class A	0.70%	1/10/2028	173,923	165,513
Carvana Auto Receivables Trust Series 2022-P1 Class A3	3.35%	2/10/2027	8,885,000	8,687,917
Credit Acceptance Auto Loan Trust Series 2021-3A Class A†	1.00%	5/15/2030	679,382	668,628
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A2†	0.56%	12/11/2034	1,151,379	1,141,284
Drive Auto Receivables Trust Series 2019-4 Class D	2.70%	2/16/2027	367,656	367,166
Exeter Automobile Receivables Trust Series 2020-2A Class E†	7.19%	9/15/2027	15,258,000	15,340,381
Exeter Automobile Receivables Trust Series 2021-2A Class C	0.98%	6/15/2026	434,366	428,649
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	4,225,000	4,105,815
Ford Credit Auto Owner Trust Series 2019-1 Class A†	3.52%	7/15/2030	1,143,000	1,139,824
Ford Credit Auto Owner Trust Series 2020-C Class A3	0.41%	7/15/2025	187,710	185,421
GM Financial Automobile Leasing Trust Series 2022-2 Class A3	3.42%	6/20/2025	8,149,036	8,089,206
Hertz Vehicle Financing LLC Series 2021-1A Class A† 1.21%		12/26/2025	3,385,000	3,250,336
Hertz Vehicle Financing LLC Series 2021-1A Class D† 3.98%		12/26/2025	5,000,000	4,763,741
OneMain Direct Auto Receivables Trust Series 2019-1 Class A†	3.63%	9/14/2027	10,899,000	10,618,926
OneMain Direct Auto Receivables Trust Series 2021-1A Class A†	0.87%	7/14/2028	5,192,046	4,961,133
Westlake Automobile Receivables Trust Series 2021-2A Class C†	0.89%	7/15/2026	1,865,000	1,822,399
Total				81,871,093

Credit Card 1.49%
BA Credit Card Trust Series 2022-A2 Class A2	5.00%	4/15/2028	2,415,000	2,411,285
Capital One Multi-Asset Execution Trust Series 2022-A2 Class A	3.49%	5/15/2027	6,055,000	5,893,268

222	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card (contiuned)
Discover Card Execution Note Trust Series 2022-A3 Class A3	3.56%		7/15/2027	$7,355,000	$7,148,396
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54%		7/15/2029	2,318,000	2,331,472
Total					17,784,421

Other 15.09%
ACREC Ltd. Series 2021-FL1 Class A†	6.594% (1 mo. USD Term SOFR + 1.26%	)#	10/16/2036	2,631,414	2,571,417
Affirm Asset Securitization Trust Series 2022-X1 Class A†	1.75%		2/15/2027	1,264,819	1,244,151
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	2,240,000	2,256,847
AMMC CLO Ltd. Series 2020-23A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.30%	)#	10/17/2031	7,500,000	7,489,417
Anchorage Capital CLO 3-R Ltd. Series 2014-3RA Class A†	6.702% (3 mo. USD Term SOFR + 1.31%	)#	1/28/2031	732,047	731,834
Anchorage Capital CLO 4-R Ltd. Series 2014-4RA Class A†	6.702% (3 mo. USD Term SOFR + 1.31%	)#	1/28/2031	889,621	888,149
Apidos Clo Xxv Series 2016-25A Class A1R†	6.847% (3 mo. USD Term SOFR + 1.43%	)#	10/20/2031	6,970,000	6,952,940
Apidos CLO XXXI Ltd. Series 2019-31A Class A1R†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	4/15/2031	5,000,000	4,987,918
Aqua Finance Trust Series 2021-A Class A†	1.54%		7/17/2046	2,649,255	2,342,025
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2 Class A†	6.537% (1 mo. USD Term SOFR + 1.21%	)#	5/15/2036	1,980,000	1,957,676
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3 Class A†	6.507% (1 mo. USD Term SOFR + 1.18%	)#	8/15/2034	2,360,000	2,313,643
Atalaya Equipment Leasing Trust Series 2021-1A Class A2†	1.23%		5/15/2026	1,343,759	1,329,315
Bain Capital Credit CLO Ltd. Series 2017-1A Class A1R†	6.647% (3 mo. USD Term SOFR + 1.23%	)#	7/20/2030	4,726,670	4,719,019
Benefit Street Partners CLO III Ltd. Series 2013-IIIA Class A1R2†	6.677% (3 mo. USD Term SOFR + 1.26%	)#	7/20/2029	348,741	348,856
BlueMountain CLO Ltd. Series 2013-2A Class A1R†	6.854% (3 mo. USD Term SOFR + 1.44%	)#	10/22/2030	828,703	830,609

See Notes to Financial Statements.	223

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
BlueMountain Fuji U.S. CLO I Ltd. Series 2017-1A Class A1R†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2029	$1,025,212	$1,023,173
BSPRT Issuer Ltd. Series 2021-FL7 Class A†	6.757% (1 mo. USD Term SOFR + 1.43%	)#	12/15/2038	3,200,000	3,144,537
Carlyle Global Market Strategies CLO Ltd. Series 2014-3RA Class A1A†	6.699% (3 mo. USD Term SOFR + 1.31%	)#	7/27/2031	1,122,398	1,120,394
Carlyle U.S. CLO Ltd. Series 2017-3A Class A1AR†	6.577% (3 mo. USD Term SOFR + 1.16%	)#	7/20/2029	686,327	684,181
Cedar Funding V CLO Ltd. Series 2016-5A Class A1R†	6.764% (3 mo. USD Term SOFR + 1.36%	)#	7/17/2031	3,400,000	3,394,817
Cedar Funding XI Clo Ltd. Series 2019-11A Class A1R†	6.705% (3 mo. USD Term SOFR + 1.31%	)#	5/29/2032	3,220,000	3,208,821
CF Hippolyta Issuer LLC Series 2021-1A Class B1†	1.98%		3/15/2061	4,617,993	4,030,501
CIFC Funding Ltd. Series 2013-2A Class A1L2†	6.657% (3 mo. USD Term SOFR + 1.26%	)#	10/18/2030	3,826,349	3,822,563
Dryden Senior Loan Fund Series 2017-47A Class A1R†	6.636% (3 mo. USD Term SOFR + 1.24%	)#	4/15/2028	3,601,193	3,595,931
Galaxy XIX CLO Ltd. Series 2015-19A Class A1RR†	6.61% (3 mo. USD Term SOFR + 1.21%	)#	7/24/2030	835,908	834,449
Generate CLO 2 Ltd. Series 2A Class AR†	6.824% (3 mo. USD Term SOFR + 1.41%	)#	1/22/2031	1,226,767	1,224,234
Greystone CRE Notes Ltd. Series 2021-FL3 Class A†	6.457% (1 mo. USD Term SOFR + 1.13%	)#	7/15/2039	2,550,000	2,509,694
HGI CRE CLO Ltd. Series 2021-FL2 Class A†	6.444% (1 mo. USD Term SOFR + 1.11%	)#	9/17/2036	1,436,282	1,405,166
KKR CLO Ltd. Series 24 Class A1R†	6.757% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2032	4,980,000	4,961,099
KKR CLO Ltd. Series 30A Class A1R†	6.684% (3 mo. USD Term SOFR + 1.28%	)#	10/17/2031	10,000,000	9,980,000
KREF Ltd. Series 2021-FL2 Class A†	6.514% (1 mo. USD Term SOFR + 1.18%	)#	2/15/2039	4,930,000	4,794,781
Lendmark Funding Trust Series 2021-1A Class A†	5.12%		7/20/2032	5,810,000	5,714,620
Lendmark Funding Trust Series 2021-1A Class B†	2.47%		11/20/2031	4,700,000	3,967,356
Lendmark Funding Trust Series 2021-2A Class A†	2.00%		4/20/2032	10,585,000	9,204,226
LFT CRE Ltd. Series 2021-FL1 Class A†	6.607% (1 mo. USD Term SOFR + 1.28%	)#	6/15/2039	2,230,000	2,177,178

224	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
LFT CRE Ltd. Series 2021-FL1 Class B†	7.187% (1 mo. USD Term SOFR + 1.86%	)#	6/15/2039	$2,000,000	$1,917,225
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029	2,769,744	2,760,743
Magnetite XXII Ltd. Series 2019-22A Class AR†	6.716% (3 mo. USD Term SOFR + 1.32%	)#	4/15/2031	4,000,000	3,986,654
Magnetite Xxix Ltd. Series 2021-29A Class A†	6.646% (3 mo. USD Term SOFR + 1.25%	)#	1/15/2034	1,110,000	1,108,284
Mariner Finance Issuance Trust Series 2021-BA Class A†	2.10%		11/20/2036	3,340,000	2,960,280
Marlette Funding Trust Series 2021-3A Class B†	1.30%		12/15/2031	3,145,148	3,092,499
New Economy Assets Phase 1 Sponsor LLC Series 2021-1 Class A1†	1.91%		10/20/2061	2,000,000	1,731,322
Newark BSL CLO 2 Ltd. Series 2017-1A Class A1R†	6.61% (3 mo. USD Term SOFR + 1.23%	)#	7/25/2030	2,673,512	2,668,951
Octagon Investment Partners 32 Ltd. Series 2017-1A Class A1R†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	4,085,578	4,077,534
Octagon Investment Partners XIV Ltd. Series 2012-1A Class AARR†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	438,576	437,852
Octagon Investment Partners XXI Ltd. Series 2014-1A Class AAR3†	6.639% (3 mo. USD Term SOFR + 1.26%	)#	2/14/2031	1,960,000	1,953,871
OneMain Financial Issuance Trust Series 2018-2A Class A†	3.57%		3/14/2033	95,238	94,299
OneMain Financial Issuance Trust Series 2019-2A Class A†	3.14%		10/14/2036	4,282,000	3,927,866
OneMain Financial Issuance Trust Series 2021-3A Class A†	5.94%		5/15/2034	5,445,000	5,426,042
Orange Lake Timeshare Trust Series 2019-A Class A†	3.06%		4/9/2038	94,096	90,836
Pagaya AI Debt Trust Series 2022-1 Class A†	2.03%		10/15/2029	2,873,619	2,823,557
PFS Financing Corp. Series 2020-G Class A†	0.97%		2/15/2026	647,000	640,611
Romark CLO Ltd. Series 2017-1A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.29%	)#	10/23/2030	6,520,026	6,504,614
SCF Equipment Leasing LLC Series 2019-2A Class B†	2.76%		8/20/2026	1,053,404	1,044,432
SCF Equipment Leasing LLC Series 2021-1A Class A3†	0.83%		8/21/2028	464,898	457,487
SCF Equipment Leasing LLC Series 2021-1A Class B†	1.37%		8/20/2029	1,130,000	1,072,638
SCF Equipment Leasing LLC Series 2022-1A Class A3†	2.92%		7/20/2029	7,240,000	7,028,812

See Notes to Financial Statements.	225

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
TCI-Flatiron CLO Ltd. Series 2017-1A Class AR†	6.591% (3 mo. USD Term SOFR + 1.22%	)#	11/18/2030	$2,769,461	$2,763,694
TCI-Flatiron CLO Ltd. Series 2018-1A Class ANR†	6.712% (3 mo. USD Term SOFR + 1.32%	)#	1/29/2032	500,000	499,048
TICP CLO IX Ltd. Series 2017-9A Class A†	6.817% (3 mo. USD Term SOFR + 1.40%	)#	1/20/2031	744,235	744,957
Upstart Securitization Trust Series 2021-5 Class A†	1.31%		11/20/2031	783,757	776,953
Venture 33 CLO Ltd. Series 2018-33A Class A1LR†	6.716% (3 mo. USD Term SOFR + 1.32%	)#	7/15/2031	3,446,626	3,444,373

Wind River CLO Ltd. Series 2013-1A Class A1RR†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2030	4,575,532	4,570,655
Total					180,367,626

Rec Vehicle Loan 0.43%
Octane Receivables Trust Series 2021-1A Class A†	0.93%		3/22/2027	165,962	163,204
Octane Receivables Trust Series 2022-1A Class A2†	4.18%		3/20/2028	2,959,967	2,922,269
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	2,076,798	2,055,499
Total					5,140,972

Student Loan 0.89%
Navient Private Education Refi Loan Trust Series 2020-FA Class A†	1.22%		7/15/2069	462,488	413,037
Navient Private Education Refi Loan Trust Series 2021-CA Class A†	1.06%		10/15/2069	2,843,823	2,430,196
Navient Private Education Refi Loan Trust Series 2022-A Class A†	2.23%		7/15/2070	5,752,759	4,987,957
Nelnet Student Loan Trust Series 2021-A Class APT1†	1.36%		4/20/2062	3,035,192	2,696,234
Towd Point Asset Trust Series 2018-SL1 Class A†	6.057% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	113,262	113,010
Total					10,640,434
Total Asset-Backed Securities (cost $305,492,363)					295,804,546

CORPORATE BONDS 61.37%

Aerospace/Defense 0.06%
HEICO Corp.	5.25%		8/1/2028	772,000	770,485

Agriculture 1.93%
BAT Capital Corp.	3.222%		8/15/2024	3,455,000	3,390,536
Imperial Brands Finance PLC (United Kingdom)†(a)	3.125%		7/26/2024	1,871,000	1,836,021
Imperial Brands Finance PLC (United Kingdom)†(a)	6.125%		7/27/2027	4,954,000	5,024,122

226	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Agriculture (continued)
Philip Morris International, Inc.	5.125%		11/17/2027	$916,000	$917,316
Reynolds American, Inc.	4.45%		6/12/2025	1,147,000	1,128,140
Viterra Finance BV (Netherlands)†(a)	2.00%		4/21/2026	7,352,000	6,737,507
Viterra Finance BV (Netherlands)†(a)	4.90%		4/21/2027	4,111,000	3,996,541
Total					23,030,183

Airlines 0.18%
Air Canada Pass-Through Trust (Canada)†(a)	5.00%		6/15/2025	1,733,377	1,731,678
British Airways Pass-Through Trust (United Kingdom)†(a)	4.625%		12/20/2025	411,012	407,704
Total					2,139,382

Apparel 0.58%
PVH Corp.	4.625%		7/10/2025	5,561,000	5,416,314
Tapestry, Inc.	7.05%		11/27/2025	1,503,000	1,522,234
Total					6,938,548

Auto Manufacturers 2.38%
Ford Motor Credit Co. LLC	5.584%		3/18/2024	7,093,000	7,079,509
General Motors Financial Co., Inc.	2.75%		6/20/2025	1,378,000	1,313,109
General Motors Financial Co., Inc.	3.95%		4/13/2024	2,837,000	2,814,875
General Motors Financial Co., Inc.	5.40%		4/6/2026	1,204,000	1,198,817
Hyundai Capital America†	0.80%		1/8/2024	1,383,000	1,375,877
Hyundai Capital America†	1.00%		9/17/2024	1,088,000	1,047,559
Hyundai Capital America	3.40%		6/20/2024	3,181,000	3,138,674
Hyundai Capital America†	5.50%		3/30/2026	1,876,000	1,865,024
Hyundai Capital America†	5.65%		6/26/2026	1,665,000	1,660,495
Hyundai Capital America†	5.875%		4/7/2025	960,000	960,028
Hyundai Capital America†	6.10%		9/21/2028	1,497,000	1,516,024
Volkswagen Group of America Finance LLC†	5.70%		9/12/2026	1,990,000	1,989,995
Volkswagen Group of America Finance LLC†	5.80%		9/12/2025	2,515,000	2,520,446
Total					28,480,432

Banks 26.89%
ABN AMRO Bank NV (Netherlands)†(a)	4.75%		7/28/2025	5,620,000	5,463,422
ABN AMRO Bank NV (Netherlands)†(a)	4.80%		4/18/2026	1,000,000	966,374
AIB Group PLC (Ireland)†(a)	4.263% (3 mo. USD LIBOR + 1.87%	)#	4/10/2025	12,000,000	11,897,993
AIB Group PLC (Ireland)†(a)	6.608% (SOFR + 2.33%	)#	9/13/2029	988,000	1,008,038

See Notes to Financial Statements.	227

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Australia & New Zealand Banking Group Ltd. (Australia)†(a)	4.40%		5/19/2026	$2,317,000	$2,232,069
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	6,122,000	5,611,872
Bank of America Corp.	1.53% (SOFR + 0.65%	)#	12/6/2025	2,411,000	2,298,064
Bank of America Corp.	1.734% (SOFR + 0.96%	)#	7/22/2027	1,316,000	1,188,298
Bank of America Corp.	2.456% (3 mo. USD Term SOFR + 1.13%	)#	10/22/2025	6,004,000	5,814,489
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	5,123,000	5,077,733
Bank of America Corp.	3.95%		4/21/2025	4,295,000	4,190,641
Bank of America Corp.	4.948% (SOFR + 2.04%	)#	7/22/2028	5,101,000	5,006,651
Bank of Ireland Group PLC (Ireland)†(a)	2.029% (1 yr. CMT + 1.10%	)#	9/30/2027	5,505,000	4,922,315
Bank of Ireland Group PLC (Ireland)†(a)	6.253% (1 yr. CMT + 2.65%	)#	9/16/2026	3,792,000	3,795,110
Bank of Montreal (Canada)(a)	3.70%		6/7/2025	3,004,000	2,923,437
Bank of Nova Scotia (Canada)(a)(b)	5.349%		12/7/2026	1,698,000	1,694,167
BankUnited, Inc.	4.875%		11/17/2025	4,100,000	3,966,658
Barclays PLC (United Kingdom)(a)	2.852% (SOFR + 2.71%	)#	5/7/2026	3,150,000	3,002,543
Barclays PLC (United Kingdom)(a)	4.836%		5/9/2028	1,142,000	1,077,044
Barclays PLC (United Kingdom)(a)	5.20%		5/12/2026	3,750,000	3,662,519
Barclays PLC (United Kingdom)(a)	5.829% (SOFR + 2.21%	)#	5/9/2027	3,009,000	2,989,831
Barclays PLC (United Kingdom)(a)	6.496% (SOFR + 1.88%	)#	9/13/2027	1,872,000	1,888,159
Barclays PLC (United Kingdom)(a)	7.385% (1 yr. CMT + 3.30%	)#	11/2/2028	951,000	992,245
BBVA Bancomer SA†	4.375%		4/10/2024	865,000	859,436
BNP Paribas SA (France)†(a)	2.219% (SOFR + 2.07%	)#	6/9/2026	446,000	421,825
BNP Paribas SA (France)†(a)	2.819% (3 mo. USD Term SOFR + 1.37%	)#	11/19/2025	5,406,000	5,240,007
BNP Paribas SA (France)†(a)	4.375%		5/12/2026	436,000	419,512
BPCE SA (France)†(a)	2.375%		1/14/2025	696,000	668,640
BPCE SA (France)†(a)	4.50%		3/15/2025	2,114,000	2,055,945
BPCE SA (France)†(a)	5.15%		7/21/2024	7,472,000	7,396,775

228	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BPCE SA (France)†(a)	5.975% (SOFR + 2.10%	)#	1/18/2027	$2,788,000	$2,775,873
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	9,576,000	9,237,569
Citigroup, Inc.	3.29% (SOFR + 1.53%	)#	3/17/2026	1,152,000	1,114,734
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025	2,146,000	2,122,897
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	2,053,000	2,034,466
Citigroup, Inc.	4.40%		6/10/2025	3,586,000	3,516,122
Citigroup, Inc.	5.50%		9/13/2025	3,000,000	2,988,391
Credit Agricole SA (France)†(a)	4.375%		3/17/2025	2,058,000	2,005,606
Credit Suisse AG	3.625%		9/9/2024	1,566,000	1,535,220
Danske Bank AS (Denmark)†(a)	1.621% (1 yr. CMT + 1.35%	)#	9/11/2026	608,000	560,284
Danske Bank AS (Denmark)†(a)	3.244% (3 mo. USD LIBOR + 1.59%	)#	12/20/2025	11,328,000	10,949,875
Danske Bank AS (Denmark)†(a)	5.375%		1/12/2024	16,478,000	16,457,339
Discover Bank	4.25%		3/13/2026	1,275,000	1,213,849
Federation des Caisses Desjardins du Quebec (Canada)†(a)	5.70%		3/14/2028	2,139,000	2,148,154
Goldman Sachs Group, Inc.	1.948% (SOFR + 0.91%	)#	10/21/2027	4,434,000	3,983,164
Goldman Sachs Group, Inc.	2.64% (SOFR + 1.11%	)#	2/24/2028	2,467,000	2,247,778
Goldman Sachs Group, Inc.	4.223% (3 mo. USD Term SOFR + 1.56%	)#	5/1/2029	4,000,000	3,778,043
Goldman Sachs Group, Inc.	6.049% (SOFR + 0.70%	)#	1/24/2025	4,991,000	4,984,645
HSBC Holdings PLC (United Kingdom)(a)	0.976% (SOFR + 0.71%	)#	5/24/2025	679,000	661,630
HSBC Holdings PLC (United Kingdom)(a)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	3,240,000	3,218,801
Huntington Bancshares, Inc.	4.443% (SOFR + 1.97%	)#	8/4/2028	788,000	749,410
Huntington National Bank	5.699% (SOFR + 1.22%	)#	11/18/2025	4,314,000	4,215,030
ING Groep NV (Netherlands)(a)	6.083% (SOFR + 1.56%	)#	9/11/2027	2,971,000	2,993,056
Intesa Sanpaolo SpA (Italy)†(a)	3.25%		9/23/2024	3,928,000	3,836,653
Intesa Sanpaolo SpA (Italy)†(a)	5.017%		6/26/2024	5,928,000	5,855,854

See Notes to Financial Statements.	229

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Intesa Sanpaolo SpA (Italy)†(a)	5.71%		1/15/2026	$2,102,000	$2,063,733
JPMorgan Chase & Co.	0.824% (3 mo. USD Term SOFR + 0.54%	)#	6/1/2025	2,899,000	2,820,901
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	2,729,000	2,687,778
JPMorgan Chase & Co.	6.266% (SOFR + 0.92%	)#	2/24/2026	3,765,000	3,763,808
JPMorgan Chase & Co.	6.526% (SOFR + 1.18%	)#	2/24/2028	2,527,000	2,524,346
Lloyds Banking Group PLC (United Kingdom)(a)	4.582%		12/10/2025	5,156,000	4,977,374
Macquarie Bank Ltd. (Australia)†(a)(b)	5.391%		12/7/2026	906,000	906,122
Macquarie Group Ltd. (Australia)†(a)	1.201% (SOFR + 0.69%	)#	10/14/2025	6,843,000	6,556,553
Macquarie Group Ltd. (Australia)†(a)	1.34% (SOFR + 1.07%	)#	1/12/2027	403,000	365,521
Manufacturers & Traders Trust Co.	4.65%		1/27/2026	4,591,000	4,421,686
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	4.788% (1 yr. CMT + 1.70%	)#	7/18/2025	3,660,000	3,633,527
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	5.063% (1 yr. CMT + 1.55%	)#	9/12/2025	3,503,000	3,479,977
Morgan Stanley	0.79% (SOFR + 0.53%	)#	5/30/2025	3,468,000	3,370,857
Morgan Stanley	0.791% (SOFR + 0.51%	)#	1/22/2025	3,835,000	3,801,857
Morgan Stanley	3.62% (SOFR + 1.16%	)#	4/17/2025	3,253,000	3,223,156
NatWest Group PLC (United Kingdom)(a)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	1,148,000	1,140,876
NatWest Group PLC (United Kingdom)(a)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	2,290,000	2,281,577
NatWest Markets PLC (United Kingdom)†(a)	3.479%		3/22/2025	3,036,000	2,952,377
PNC Financial Services Group, Inc.	6.615% (SOFR + 1.73%	)#	10/20/2027	810,000	829,002
Royal Bank of Canada (Canada)(a)	6.00%		11/1/2027	1,989,000	2,044,275
Santander Holdings USA, Inc.	2.49% (SOFR + 1.25%	)#	1/6/2028	2,232,000	2,000,502
Santander U.K. Group Holdings PLC (United Kingdom)(a)	1.089% (SOFR + 0.79%	)#	3/15/2025	1,913,000	1,881,171
Santander U.K. Group Holdings PLC (United Kingdom)†(a)	4.75%		9/15/2025	3,337,000	3,233,431

230	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Societe Generale SA (France)†(a)	2.226% (1 yr. CMT + 1.05%	)#	1/21/2026	$1,992,000	$1,895,253
Standard Chartered PLC (United Kingdom)†(a)	0.991% (1 yr. CMT + 0.78%	)#	1/12/2025	2,093,000	2,080,113
Standard Chartered PLC (United Kingdom)†(a)	1.214% (1 yr. CMT + 0.88%	)#	3/23/2025	200,000	197,648
Standard Chartered PLC (United Kingdom)†(a)	2.819% (3 mo. USD LIBOR + 1.21%	)#	1/30/2026	2,530,000	2,426,677
Standard Chartered PLC (United Kingdom)†(a)	3.785% (3 mo. USD LIBOR + 1.56%	)#	5/21/2025	1,940,000	1,916,078
Standard Chartered PLC (United Kingdom)†(a)	5.20%		1/26/2024	3,559,000	3,550,267
Sumitomo Mitsui Financial Group, Inc. (Japan)(a)	5.80%		7/13/2028	1,295,000	1,315,108
Swedbank AB (Sweden)†(a)	6.136%		9/12/2026	1,425,000	1,434,004
Truist Financial Corp.	1.267% (SOFR + 0.61%	)#	3/2/2027	1,503,000	1,352,538
U.S. Bancorp	4.548% (SOFR + 1.66%	)#	7/22/2028	2,554,000	2,456,555
U.S. Bancorp	6.787% (SOFR + 1.88%	)#	10/26/2027	1,707,000	1,760,040
UBS AG (Switzerland)(a)	5.125%		5/15/2024	18,374,000	18,189,801
UBS Group AG (Switzerland)†(a)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	1,277,000	1,134,839
UBS Group AG (Switzerland)†(a)	2.193% (SOFR + 2.04%	)#	6/5/2026	529,000	497,606
UBS Group AG (Switzerland)†(a)	2.593% (SOFR + 1.56%	)#	9/11/2025	2,557,000	2,485,327
UBS Group AG (Switzerland)†(a)	4.488% (1 yr. CMT + 1.55%	)#	5/12/2026	3,442,000	3,363,171
UniCredit SpA (Italy)†(a)	2.569% (1 yr. CMT + 2.30%	)#	9/22/2026	2,520,000	2,338,902
UniCredit SpA (Italy)†(a)	7.83%		12/4/2023	8,170,000	8,170,000
Wells Fargo & Co.	4.808% (SOFR + 1.98%	)#	7/25/2028	5,134,000	5,010,231
Wells Fargo & Co.	6.303% (SOFR + 1.79%	)#	10/23/2029	949,000	977,969
Total					321,428,789

Biotechnology 0.37%
Amgen, Inc.	5.15%		3/2/2028	650,000	651,656
Illumina, Inc.	5.75%		12/13/2027	1,901,000	1,905,676
Illumina, Inc.	5.80%		12/12/2025	1,878,000	1,870,961
Total					4,428,293

See Notes to Financial Statements.	231

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Building Materials 0.05%
Carrier Global Corp.†	5.80%		11/30/2025	$554,000	$557,337

Chemicals 0.56%
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	2,984,000	2,726,004
Orbia Advance Corp. SAB de CV (Mexico)†(a)	1.875%		5/11/2026	3,810,000	3,441,951
Sasol Financing USA LLC	5.875%		3/27/2024	530,000	526,303
Total					6,694,258

Commercial Services 0.56%
Global Payments, Inc.	2.65%		2/15/2025	827,000	795,232
Triton Container International Ltd.†	1.15%		6/7/2024	2,518,000	2,454,470
Triton Container International Ltd.†	2.05%		4/15/2026	3,872,000	3,499,728
Total					6,749,430

Diversified Financial Services 5.01%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	1.75%		10/29/2024	1,596,000	1,534,129
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	3.15%		2/15/2024	1,224,000	1,216,030
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	4.875%		1/16/2024	4,400,000	4,393,325
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)†(a)	6.45%		4/15/2027	974,000	987,342
Air Lease Corp.	4.25%		2/1/2024	325,000	323,839
Aircastle Ltd.†	5.25%		8/11/2025	6,323,000	6,196,098
Ally Financial, Inc.	3.875%		5/21/2024	5,389,000	5,331,920
Ally Financial, Inc.	5.75%		11/20/2025	5,002,000	4,910,857
American Express Co.	4.99% (SOFR + 1.00%	)#	5/1/2026	3,789,000	3,752,550
Aviation Capital Group LLC†	1.95%		1/30/2026	346,000	315,717
Aviation Capital Group LLC†	4.375%		1/30/2024	1,000,000	996,247
Aviation Capital Group LLC†	5.50%		12/15/2024	2,287,000	2,260,682
Aviation Capital Group LLC†	6.25%		4/15/2028	1,239,000	1,226,101
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%		4/15/2026	2,247,000	2,137,838
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%		5/15/2024	1,754,000	1,742,665
Avolon Holdings Funding Ltd. (Ireland)†(a)	6.375%		5/4/2028	679,000	677,615
Bread Financial Holdings, Inc.†	7.00%		1/15/2026	1,686,000	1,623,087
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	2,893,000	2,849,594
LPL Holdings, Inc.†	4.00%		3/15/2029	1,478,000	1,319,555
Navient Corp.	5.875%		10/25/2024	5,921,000	5,872,066

232	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Navient Corp.	6.125%	3/25/2024	$1,263,000	$1,263,184
Navient Corp.	6.75%	6/25/2025	729,000	734,820
Nuveen Finance LLC†	4.125%	11/1/2024	3,335,000	3,281,908
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%	2/15/2024	5,000,000	4,986,619
Total				59,933,788

Electric 4.67%
AES Corp.†	3.30%	7/15/2025	4,791,000	4,576,970
American Electric Power Co., Inc.	2.031%	3/15/2024	1,223,000	1,208,682
Black Hills Corp.	5.95%	3/15/2028	1,760,000	1,783,128
Calpine Corp.†	5.25%	6/1/2026	401,000	393,982
DTE Energy Co.	4.875%	6/1/2028	1,718,000	1,685,530
Eskom Holdings SOC Ltd. (South Africa)†(a)	7.125%	2/11/2025	1,397,000	1,393,985
Fells Point Funding Trust†	3.046%	1/31/2027	2,777,000	2,558,441
IPALCO Enterprises, Inc.	3.70%	9/1/2024	1,500,000	1,468,675
Jersey Central Power & Light Co.†	4.70%	4/1/2024	5,530,000	5,508,986
NextEra Energy Capital Holdings, Inc.	6.051%	3/1/2025	472,000	473,897
Niagara Mohawk Power Corp.†	3.508%	10/1/2024	2,337,000	2,288,169
NRG Energy, Inc.†	3.75%	6/15/2024	4,197,000	4,137,132
Pacific Gas & Electric Co.	3.15%	1/1/2026	4,190,729	3,950,274
Pennsylvania Electric Co.†	5.15%	3/30/2026	1,081,000	1,070,106
Puget Energy, Inc.	3.65%	5/15/2025	4,587,000	4,434,176
System Energy Resources, Inc.	6.00%	4/15/2028	7,890,000	7,856,917
Trans-Allegheny Interstate Line Co.†	3.85%	6/1/2025	2,520,000	2,451,997
Vistra Operations Co. LLC†	3.55%	7/15/2024	3,863,000	3,783,121
Vistra Operations Co. LLC†	4.875%	5/13/2024	4,211,000	4,186,551
WEC Energy Group, Inc.	5.60%	9/12/2026	620,000	623,796
Total				55,834,515

Energy-Alternate Sources 0.04%
Greenko Dutch BV (Netherlands)†(a)	3.85%	3/29/2026	571,650	522,560

Environmental Control 0.14%
Veralto Corp.†	5.35%	9/18/2028	1,654,000	1,651,377

Food 0.12%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	1,492,000	1,434,530

See Notes to Financial Statements.	233

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Gas 0.53%
Brooklyn Union Gas Co.†	4.632%	8/5/2027	$3,505,000	$3,368,564
ONE Gas, Inc.	1.10%	3/11/2024	1,000,000	986,994
Southwest Gas Corp.	5.80%	12/1/2027	2,002,000	2,034,129
Total				6,389,687

Hand/Machine Tools 0.31%
Regal Rexnord Corp.†	6.05%	2/15/2026	1,497,000	1,494,814
Regal Rexnord Corp.†	6.05%	4/15/2028	2,206,000	2,171,753
Total				3,666,567

Health Care-Products 0.17%
GE HealthCare Technologies, Inc.	5.60%	11/15/2025	1,990,000	1,992,948

Health Care-Services 0.84%
Centene Corp.	2.45%	7/15/2028	2,880,000	2,498,465
Centene Corp.	4.25%	12/15/2027	3,076,000	2,906,282
HCA, Inc.	5.25%	4/15/2025	3,416,000	3,390,251
HCA, Inc.	5.25%	6/15/2026	610,000	604,885
HCA, Inc.	5.375%	2/1/2025	611,000	607,589
Total				10,007,472

Home Builders 0.16%
Toll Brothers Finance Corp.	4.875%	11/15/2025	1,897,000	1,869,713

Insurance 2.02%
Aon Corp.	8.205%	1/1/2027	1,183,000	1,252,840
CNO Financial Group, Inc.	5.25%	5/30/2025	1,500,000	1,479,685
CNO Global Funding †	1.75%	10/7/2026	1,313,000	1,171,919
Equitable Financial Life Global Funding†	5.45%	3/3/2028	2,416,000	2,388,340
F&G Annuities & Life, Inc.	7.40%	1/13/2028	1,438,000	1,456,250
F&G Global Funding†	0.90%	9/20/2024	1,368,000	1,307,585
F&G Global Funding†	1.75%	6/30/2026	1,080,000	962,602
F&G Global Funding†	2.30%	4/11/2027	3,750,000	3,303,931
GA Global Funding Trust†	0.80%	9/13/2024	1,032,000	987,396
GA Global Funding Trust†	3.85%	4/11/2025	3,993,000	3,890,544
Jackson National Life Global Funding†	1.75%	1/12/2025	1,966,000	1,867,052
Kemper Corp.	4.35%	2/15/2025	2,101,000	2,041,776
Protective Life Global Funding†	5.209%	4/14/2026	2,097,000	2,074,072
Total				24,183,992

234	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Internet 0.30%
Prosus NV (Netherlands)†(a)	3.257%	1/19/2027	$4,000,000	$3,628,399

Iron-Steel 0.18%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%	7/15/2026	2,230,000	2,099,378

Machinery-Diversified 0.17%
Westinghouse Air Brake Technologies Corp.	4.15%	3/15/2024	2,004,000	1,990,436

Media 0.13%
FactSet Research Systems, Inc.	2.90%	3/1/2027	1,732,000	1,599,129

Mining 1.18%
Anglo American Capital PLC (United Kingdom)†(a)	3.625%	9/11/2024	4,500,000	4,420,271
First Quantum Minerals Ltd. (Canada)†(a)	7.50%	4/1/2025	2,682,000	2,483,746
Glencore Funding LLC†	4.00%	3/27/2027	1,097,000	1,045,649
Glencore Funding LLC†	4.625%	4/29/2024	5,200,000	5,168,914
Glencore Funding LLC†	6.125%	10/6/2028	969,000	990,927
Total				14,109,507

Oil & Gas 5.13%
Aker BP ASA (Norway)†(a)	2.00%	7/15/2026	2,306,000	2,102,375
Chord Energy Corp.†	6.375%	6/1/2026	2,228,000	2,215,323
Continental Resources, Inc.†	2.268%	11/15/2026	4,431,000	4,004,250
Continental Resources, Inc.	3.80%	6/1/2024	7,356,000	7,272,923
Continental Resources, Inc.	4.375%	1/15/2028	3,076,000	2,912,517
Devon Energy Corp.	5.25%	10/15/2027	5,729,000	5,674,756
Devon Energy Corp.	5.875%	6/15/2028	7,055,000	7,081,430
EQT Corp.	3.90%	10/1/2027	3,000,000	2,830,013
EQT Corp.	6.125%	2/1/2025	4,125,000	4,133,456
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	2,359,000	2,290,234
Matador Resources Co.	5.875%	9/15/2026	3,267,000	3,208,648
OGX Austria GmbH (Brazil)†(a)(c)	8.50%	6/1/2018	225,000	5
Parsley Energy LLC/Parsley Finance Corp.†	4.125%	2/15/2028	1,930,000	1,825,149
Petroleos Mexicanos (Mexico)(a)	6.49%	1/23/2027	3,344,000	3,025,822
Petroleos Mexicanos (Mexico)(a)	6.875%	8/4/2026	2,000,000	1,888,337
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.†	7.875%	11/1/2028	1,336,000	1,342,232
SM Energy Co.	5.625%	6/1/2025	1,600,000	1,578,760
Suncor Energy, Inc. (Canada)(a)	7.875%	6/15/2026	2,719,000	2,876,849

See Notes to Financial Statements.	235

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(a)	2.625%		8/15/2025	$2,000,000	$1,854,190
Viper Energy, Inc.†	5.375%		11/1/2027	2,857,000	2,729,044
Vital Energy, Inc.	9.50%		1/15/2025	439,000	441,024
Total					61,287,337

Pharmaceuticals 0.91%
Bayer U.S. Finance II LLC†	3.875%		12/15/2023	4,207,000	4,203,856
Bayer U.S. Finance II LLC†	4.25%		12/15/2025	3,750,000	3,614,745
Bayer U.S. Finance II LLC†	6.681% (3 mo. USD Term SOFR + 1.27%	)#	12/15/2023	1,325,000	1,325,143
Bayer U.S. Finance LLC†	6.125%		11/21/2026	587,000	588,650
Bayer U.S. Finance LLC†	6.25%		1/21/2029	1,131,000	1,136,312
Total					10,868,706

Pipelines 1.53%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	7,180,000	7,183,764
DCP Midstream Operating LP	5.375%		7/15/2025	1,361,000	1,359,763
Enbridge, Inc. (Canada)(a)	5.90%		11/15/2026	687,000	699,003
Enbridge, Inc. (Canada)(a)	6.00%		11/15/2028	577,000	593,417
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	2,000,000	2,019,206
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.50%		7/15/2027	5,879,000	5,939,650
Western Midstream Operating LP	6.35%		1/15/2029	448,000	460,387
Total					18,255,190

REITS 3.21%
American Tower Corp.	3.60%		1/15/2028	4,211,000	3,918,427
American Tower Corp.	3.65%		3/15/2027	3,421,000	3,225,104
American Tower Corp.	5.50%		3/15/2028	2,153,000	2,154,064
Crown Castle, Inc.	5.00%		1/11/2028	1,464,000	1,429,892
EPR Properties	4.50%		6/1/2027	1,256,000	1,153,608
EPR Properties	4.75%		12/15/2026	3,360,000	3,162,193
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	1,275,000	1,254,364
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	1,985,000	1,798,685
Kite Realty Group Trust	4.00%		3/15/2025	1,755,000	1,691,649
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	6,577,000	6,365,615
VICI Properties LP/VICI Note Co., Inc.†	3.75%		2/15/2027	2,599,000	2,408,363
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	2,277,000	2,268,806
Vornado Realty LP	3.50%		1/15/2025	2,484,000	2,379,241
WEA Finance LLC/Westfield U.K. & Europe Finance PLC†	3.75%		9/17/2024	5,314,000	5,160,759
Total					38,370,770

236	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 0.13%
Walgreens Boots Alliance, Inc.	3.45%		6/1/2026	$1,657,000	$1,564,442

Semiconductors 0.15%
Qorvo, Inc.	1.75%		12/15/2024	1,840,000	1,761,429

Software 0.04%
Take-Two Interactive Software, Inc.	3.55%		4/14/2025	455,000	443,014

Telecommunications 0.37%
Altice France SA (France)†(a)	8.125%		2/1/2027	1,950,000	1,678,990
Sprint Capital Corp.	6.875%		11/15/2028	1,220,000	1,291,097
T-Mobile USA, Inc.	3.75%		4/15/2027	1,559,000	1,486,902
Total					4,456,989

Trucking & Leasing 0.37%
Fortress Transportation & Infrastructure Investors LLC†	6.50%		10/1/2025	1,577,000	1,567,411
Penske Truck Leasing Co. LP/PTL Finance Corp.†	6.05%		8/1/2028	2,825,000	2,849,058
Total					4,416,469
Total Corporate Bonds (cost $756,589,979)					733,555,481

FLOATING RATE LOANS(d) 0.69%

Chemicals 0.02%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	7.093% (3 mo. USD Term SOFR + 1.63%	)	2/1/2024	214,138	213,067

Food 0.23%
U.S. Foods, Inc. 2019 Term Loan B	7.463% (1 mo. USD Term SOFR + 2.00%	)	9/13/2026	2,738,277	2,742,987

Lodging 0.37%
Resorts World Las Vegas LLC Term Loan A	6.848% (1 mo. USD Term SOFR + 1.50%	)	4/16/2024	4,400,000	4,405,500

Pipelines 0.07%
Buckeye Partners LP 2021 Term Loan B	7.67% (1 mo. USD Term SOFR + 2.25%	)	11/1/2026	865,849	867,524
Total Floating Rate Loans (cost $8,225,603)					8,229,078

See Notes to Financial Statements.	237

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.01%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series 061 Class X1	0.276%	#(e)	11/25/2026	$13,534,368	$62,281
Government National Mortgage Association Series 2013-193 Class IO	0.171%	#(e)	1/16/2055	20,687	554
Government National Mortgage Association Series 2014-112 Class A	3.00%	#(e)	1/16/2048	113,967	99,495
Government National Mortgage Association Series 2014-15 Class IO	0.597%	#(e)	8/16/2054	685	556	(f)
Government National Mortgage Association Series 2015-19 Class AD	2.90%		10/16/2055	16,228	15,703
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $220,071)					178,589

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.11%
Federal Home Loan Mortgage Corp.	4.10% (1Yr. RFUCCT + 1.66%	)#	2/1/2038	89,724	91,135
Federal Home Loan Mortgage Corp.	4.665% (1Yr. RFUCCT + 1.79%	)#	5/1/2036	16,382	16,702
Federal Home Loan Mortgage Corp.	4.918% (1Yr. RFUCCT + 1.79%	)#	10/1/2038	14,044	14,379
Federal Home Loan Mortgage Corp.	4.956% (1Yr. RFUCCT + 1.73%	)#	4/1/2037	16,971	17,316
Federal Home Loan Mortgage Corp.	5.088% (1Yr. RFUCCT + 1.96%	)#	2/1/2037	52,043	53,525
Federal Home Loan Mortgage Corp.	5.651% (1Yr. RFUCCT + 1.92%	)#	9/1/2036	54,782	56,173
Federal Home Loan Mortgage Corp.	5.791% (1Yr. RFUCCT + 1.79%	)#	12/1/2036	42,763	43,817
Federal Home Loan Mortgage Corp.	5.89% (1Yr. RFUCCT + 1.64%	)#	11/1/2043	143,128	142,708
Federal National Mortgage Association	4.523% (1Yr. RFUCCT + 1.55%	)#	6/1/2038	51,249	51,052
Federal National Mortgage Association	4.527% (1Yr. RFUCCT + 1.81%	)#	4/1/2040	21,483	22,071
Federal National Mortgage Association	4.583% (1 yr. CMT + 2.24%	)#	3/1/2038	3,394	3,392
Federal National Mortgage Association	4.625% (1Yr. RFUCCT + 1.53%	)#	3/1/2039	34,014	34,635
Federal National Mortgage Association	4.683% (1Yr. RFUCCT + 1.81%	)#	12/1/2040	21,480	22,068
Federal National Mortgage Association	4.788%		8/1/2037 - 1/1/2038	36,130	36,914

238	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Association	4.918% (1Yr. RFUCCT + 1.89%	)#	12/1/2038	$21,200	$21,838
Federal National Mortgage Association	4.954% (1Yr. RFUCCT + 1.64%	)#	8/1/2038	9,072	9,066
Federal National Mortgage Association	5.488% (1Yr. RFUCCT + 1.82%	)#	12/1/2040	47,199	48,574
Federal National Mortgage Association	5.515% (1Yr. RFUCCT + 1.64%	)#	9/1/2038	41,134	41,955
Federal National Mortgage Association	5.576% (1Yr. RFUCCT + 1.79%	)#	3/1/2042	204,724	210,100
Federal National Mortgage Association	5.655% (1Yr. RFUCCT + 1.53%	)#	10/1/2035	56,398	57,437
Federal National Mortgage Association	6.055% (1Yr. RFUCCT + 1.81%	)#	10/1/2040	11,537	11,824
Federal National Mortgage Association	6.418% (1Yr. RFUCCT + 1.60%	)#	12/1/2045	193,840	199,543
Federal National Mortgage Association	6.605% (1Yr. RFUCCT + 1.60%	)#	12/1/2045	42,759	43,954
Federal National Mortgage Association	7.525% (1Yr. RFUCCT + 1.60%	)#	10/1/2045	28,976	29,782
Total Government Sponsored Enterprises Pass-Throughs (cost $1,296,669)					1,279,960

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.37%
Angel Oak Mortgage Trust Series 2020-1 Class A1†	2.466%	#(e)	12/25/2059	85,201	79,328
Angel Oak Mortgage Trust Series 2020-6 Class A1†	1.261%	#(e)	5/25/2065	129,651	110,865
BBCMS Trust Series 2015-VFM Class A1†	2.466%		3/10/2036	136,300	128,927
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.87% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	2,064,334	2,041,861
BWAY Mortgage Trust Series 2013-1515 Class XB†	0.534%	#(e)	3/10/2033	47,800,000	167,443
BWAY Mortgage Trust Series 2015-1740 Class C†	3.342%		1/10/2035	3,350,000	131,733
BX Commercial Mortgage Trust Series 2019-IMC Class A†	6.369% (1 mo. USD Term SOFR + 1.05%	)#	4/15/2034	2,145,895	2,129,787
BXHPP Trust Series 2021-FILM Class A†	6.088% (1 mo. USD Term SOFR + 0.76%	)#	8/15/2036	4,625,000	4,354,920
CFCRE Commercial Mortgage Trust Series 2016-C4 Class XA	1.761%	#(e)	5/10/2058	825,351	22,611

See Notes to Financial Statements.	239

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust Series 2016-C6 Class XA	1.216%	#(e)	11/10/2049	$2,540,773	$59,604
CFCRE Commercial Mortgage Trust Series 2016-C7 Class XA	0.785%	#(e)	12/10/2054	3,341,840	53,410
Citigroup Commercial Mortgage Trust Series 2014-GC23 Class XB	0.299%	#(e)	7/10/2047	3,452,000	4,639
Citigroup Commercial Mortgage Trust Series 2015-GC31 Class XA	0.447%	#(e)	6/10/2048	5,334,694	21,688
COLT Mortgage Loan Trust Series 2021-2 Class A1†	0.924%	#(e)	8/25/2066	5,334,952	4,188,378
Commercial Mortgage Pass-Through Certificates Series 2012-CR4 Class XA	1.289%	#(e)	10/15/2045	861,123	25
Commercial Mortgage Pass-Through Certificates Series 2016-CD1 Class XA	1.497%	#(e)	8/10/2049	779,736	19,750
Credit Suisse Mortgage Capital Certificates Series 2016-NXSR Class XB	0.323%	#(e)	12/15/2049	20,135,000	124,342
Credit Suisse Mortgage Capital Certificates Series 2020-SPT1 Class A1†	1.616%	(g)	4/25/2065	3,162	3,153
Credit Suisse Mortgage Capital Certificates Trust Series 2014-USA Class X1†	0.686%	#(e)	9/15/2037	39,135,267	250,755
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM1 Class A1†	0.809%	#(e)	5/25/2065	647,410	541,851
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM6 Class A1†	1.174%	#(e)	7/25/2066	1,927,400	1,514,285
CSAIL Commercial Mortgage Trust Series 2015-C2 Class XB†	0.106%	#(e)	6/15/2057	82,732,000	76,526
CSAIL Commercial Mortgage Trust Series 2016-C7 Class XA	1.077%	#(e)	11/15/2049	4,039,630	74,411
CSMC Trust Series 2020-AFC1 Class A1†	2.24%	#(e)	2/25/2050	263,049	238,693
DBJPM Mortgage Trust Series 2016-C3 Class XA	1.549%	#(e)	8/10/2049	7,926,159	233,910
DBWF Mortgage Trust Series 2015-LCM Class A1†	2.998%		6/10/2034	157,408	147,319
DBWF Mortgage Trust Series 2015-LCM Class XA†	0.537%	#(e)	6/10/2034	314,817	1,814
DBWF Mortgage Trust Series 2016-85T Class XA†	0.116%	#(e)	12/10/2036	61,529,000	86,452
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA5 Class M2†	6.978% (30 day USD SOFR Average + 1.65%	)#	1/25/2034	2,672,589	2,664,205
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA3 Class M1†	6.178% (30 day USD SOFR Average + 0.85%	)#	9/25/2041	1,344,999	1,330,677
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA4 Class M1†	6.278% (30 day USD SOFR Average + 0.95%	)#	12/25/2041	1,624,055	1,606,431

240	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA4 Class M1A†	7.528% (30 day USD SOFR Average + 2.20%	)#	5/25/2042	$806,727	$817,110
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.828% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	1,819,757	1,845,717
GS Mortgage Securities Corp. Trust Series 2017-GPTX Class B†	3.104%		5/10/2034	1,060,000	172,237
GS Mortgage Securities Corp. Trust Series 2018-RIVR Class A†	6.57% (1 mo. USD Term SOFR + 1.25%	)#	7/15/2035	1,497,421	1,140,781
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	5/15/2026	5,000,000	4,419,232
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class H†	11.338% (1 mo. USD Term SOFR + 6.01%	)#	5/15/2026	560,000	252,147
GS Mortgage Securities Trust Series 2015-GS1 Class XA	0.902%	#(e)	11/10/2048	1,003,441	11,898
HMH Trust Series 2017-NSS Class A†	3.062%		7/5/2031	974,000	853,711
HMH Trust Series 2017-NSS Class B†	3.343%		7/5/2031	629,000	541,333
HMH Trust Series 2017-NSS Class C†	3.787%		7/5/2031	469,000	380,183	(f)
HMH Trust Series 2017-NSS Class D†	4.723%		7/5/2031	618,000	440,325
HONO Mortgage Trust Series 2021-LULU Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	10/15/2036	1,930,000	1,848,755
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-WLDN Class A†	3.905%		5/5/2030	2,764,129	2,145,587
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class XA	1.083%	#(e)	4/15/2046	64,746	2
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C24 Class XA	0.99%	#(e)	11/15/2047	2,186,653	7,654
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class A†	3.429%		6/10/2027	5,000,000	1,804,230
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class XA†	0.503%	#(e)	6/10/2027	2,906,000	8,220
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class XB†	0.16%	#(e)	6/10/2027	1,292,000	806
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C29 Class XA	0.685%	#(e)	5/15/2048	1,276,339	7,621
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 Class XA	0.71%	#(e)	12/15/2049	3,232,466	42,140

See Notes to Financial Statements.	241

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-JP7 Class XA	1.13%	#(e)	9/15/2050	$7,381,933	$184,675
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class A†	6.82% (1 mo. USD Term SOFR + 1.50%	)#	4/15/2031	658,000	448,596
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class B†	7.52% (1 mo. USD Term SOFR + 2.20%	)#	4/15/2031	449,000	274,769
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class C†	7.92% (1 mo. USD Term SOFR + 2.60%	)#	4/15/2031	332,000	186,651
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT Class XBFX†	0.555%	#(e)	7/5/2033	95,152,000	10,479
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-MKST Class E†	7.938% (1 mo. USD Term SOFR + 2.61%	)#	12/15/2036	3,930,000	474,876
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2018-AON Class XA†	0.639%	#(e)	7/5/2031	129,394,000	2,329
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2018-AON Class XB†	0.308%	#(e)	7/5/2031	50,413,000	207
LSTAR Commercial Mortgage Trust Series 2016-4 Class XA†	1.836%	#(e)	3/10/2049	839,212	12,810
LSTAR Commercial Mortgage Trust Series 2016-4 XB Class XB†	0.808%	#(e)	3/10/2049	19,753,000	242,854
LSTAR Commercial Mortgage Trust Series 2017-5 Class A3†	4.50%		3/10/2050	978,634	956,922
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23 Class XA	0.681%	#(e)	7/15/2050	5,217,582	29,953
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31 Class XA	1.406%	#(e)	11/15/2049	3,897,948	107,324
Morgan Stanley Capital I Trust Series 2016-UB11 Class XA	1.573%	#(e)	8/15/2049	3,418,922	103,114
MSCG Trust Series 2015-ALDR Class A1†	2.612%		6/7/2035	119,104	112,530
New Residential Mortgage Loan Trust Series 2020-NQM1 Class A1†	2.464%	#(e)	1/26/2060	108,029	96,947
One New York Plaza Trust Series 2020-1NYP Class A†	6.388% (1 mo. USD Term SOFR + 1.06%	)#	1/15/2036	5,000,000	4,733,736
Residential Mortgage Loan Trust Series 2020-1 Class A1†	2.376%	#(e)	1/26/2060	41,335	39,321
Starwood Mortgage Residential Trust Series 2020-1 Class A1†	2.275%	#(e)	2/25/2050	22,211	20,773
Starwood Mortgage Residential Trust Series 2021-2 Class A1†	0.943%	#(e)	5/25/2065	1,140,354	1,018,183

242	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Verus Securitization Trust Series 2020-1 Class A1†	2.417%	(g)	1/25/2060	$78,315	$74,237
Verus Securitization Trust Series 2020-4 Class A1†	1.502%	(g)	5/25/2065	128,310	119,604
Verus Securitization Trust Series 2020-5 Class A1†	1.218%	(g)	5/25/2065	117,155	107,763
Verus Securitization Trust Series 2021-1 Class A1†	0.815%	#(e)	1/25/2066	264,203	222,782
Verus Securitization Trust Series 2021-5 Class A1†	1.013%	#(e)	9/25/2066	2,696,583	2,113,381
Verus Securitization Trust Series 2021-R2 Class A1†	0.918%	#(e)	2/25/2064	464,013	403,279
Verus Securitization Trust Series 2021-R3 Class A1†	1.02%	#(e)	4/25/2064	667,994	593,055
Wells Fargo Commercial Mortgage Trust Series 2015-C29 Class XA	0.727%	#(e)	6/15/2048	3,083,150	21,839
Wells Fargo Commercial Mortgage Trust Series 2015-C29 Class XB	0.096%	#(e)	6/15/2048	58,000,000	42,688
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 Class XA	1.853%	#(e)	8/15/2049	1,590,153	52,573
Wells Fargo Commercial Mortgage Trust Series 2016-LC24 Class XB	1.122%	#(e)	10/15/2049	7,056,835	164,204
WF-RBS Commercial Mortgage Trust Series 2014-C21 Class XB	0.792%	#(e)	8/15/2047	15,000,000	59,627
Total Non-Agency Commercial Mortgage-Backed Securities (cost $69,398,682)					52,181,563
Total Long-Term Investments (cost $1,141,223,367)					1,091,229,217

SHORT-TERM INVESTMENTS 2.26%

COMMERCIAL PAPER 1.21%

Pipelines
Energy Transfer LP (cost $14,404,000)	5.831%		12/1/2023	14,404,000	14,404,000

REPURCHASE AGREEMENTS 1.05%
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $5,669,900 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $5,199,033; proceeds: $5,097,418 (cost $5,097,021)				5,097,021	5,097,021
Repurchase Agreement dated 11/30/2023, 5.380% due 12/1/2023 with JPMorgan Securities LLC collateralized by $7,621,000 of U.S. Treasury Note at 4.375% due 11/30/2028; value: $7,653,061; proceeds: $7,501,121 (cost $7,500,000)				7,500,000	7,500,000
Total Repurchase Agreements (cost $12,597,021)					12,597,021
Total Short-Term Investments (cost $27,001,021)					27,001,021
Total Investments in Securities 93.56% (cost $1,168,224,388)					1,118,230,238
Other Assets and Liabilities – Net(h) 6.44%					76,990,171
Net Assets 100.00%					$1,195,220,409

See Notes to Financial Statements.	243

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
RFUCCT	Refinitiv USD IBOR Consumer Cash Fallbacks Term.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $654,331,969, which represents 54.75% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(j)).
(c)	Defaulted (non-income producing security).
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(g)	Step Bond – Security with a predetermined schedule of interest rate changes.
(h)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Indexes - Sell Protection at November 30, 2023(1):

Referenced Index	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
Markit CDX.NA.IG.S41(4)(5)	Bank of America	1.00%	12/20/2028	$6,540,000	$61,389	$48,435	$109,824

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Index amounted to $48,435. Total unrealized depreciation on Credit Default Swap Contracts on Index amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Credit Default Swap Contracts on Indexes, which is comprised of a basket of investment grade securities.

244	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Centrally Cleared Interest Rate Swap Contracts at November 30, 2023:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America(1)	3.872%	12-Month USD SOFR Index	5/31/2028	$31,854,000	$93,611
Bank of America(1)	0.173%	3-Month USD SOFR Index	10/21/2025	165,637	13,119
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts					$106,730

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America(1)	3-Month USD Fed Funds Index	0.184%	10/21/2025	$165,637	$(13,000)

(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	1.756%	CPI Urban Consumer NSA	11/15/2024	$10,000,000	$1,270,914
Bank of America	1.888%	CPI Urban Consumer NSA	10/2/2029	5,000,000	721,626
Bank of America	1.935%	CPI Urban Consumer NSA	9/1/2029	5,000,000	723,971
Bank of America	1.953%	CPI Urban Consumer NSA	10/15/2029	7,000,000	966,994
Bank of America	1.964%	CPI Urban Consumer NSA	11/27/2029	5,000,000	680,452
Bank of America	1.976%	CPI Urban Consumer NSA	12/2/2028	10,000,000	1,306,712
Bank of America	1.980%	CPI Urban Consumer NSA	10/14/2029	5,000,000	679,741
Bank of America	2.085%	CPI Urban Consumer NSA	12/10/2028	10,000,000	1,224,091
Bank of America	2.107%	CPI Urban Consumer NSA	2/21/2031	5,000,000	615,853
Bank of America	2.112%	CPI Urban Consumer NSA	12/8/2029	5,000,000	617,306
Bank of America	2.113%	CPI Urban Consumer NSA	12/29/2027	5,000,000	587,630
Bank of America	2.119%	CPI Urban Consumer NSA	2/11/2031	15,000,000	1,811,779
Bank of America	2.255%	CPI Urban Consumer NSA	1/27/2024	50,000,000	427,689

See Notes to Financial Statements.	245

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.269%	CPI Urban Consumer NSA	10/30/2030	$10,000,000	$1,014,304
Bank of America	2.285%	CPI Urban Consumer NSA	5/31/2028	10,000,000	954,970
Bank of America	2.310%	CPI Urban Consumer NSA	6/1/2028	10,000,000	933,812
Bank of America	2.335%	CPI Urban Consumer NSA	11/17/2036	8,000,000	828,556
Bank of America	2.335%	CPI Urban Consumer NSA	11/21/2036	10,000,000	1,034,268
Bank of America	2.341%	CPI Urban Consumer NSA	8/27/2028	10,000,000	877,322
Bank of America	2.344%	CPI Urban Consumer NSA	3/15/2029	5,000,000	448,167
Bank of America	2.345%	CPI Urban Consumer NSA	8/14/2028	10,000,000	871,361
Bank of America	2.353%	CPI Urban Consumer NSA	6/6/2028	10,000,000	888,926
Bank of America	2.365%	CPI Urban Consumer NSA	9/29/2052	31,000,000	1,317,315
Bank of America	2.370%	CPI Urban Consumer NSA	4/18/2030	25,000,000	2,185,451
Bank of America	2.375%	CPI Urban Consumer NSA	8/9/2028	10,000,000	840,714
Bank of America	2.380%	CPI Urban Consumer NSA	7/6/2028	10,000,000	850,818
Bank of America	2.384%	CPI Urban Consumer NSA	10/1/2028	10,000,000	843,582
Bank of America	2.390%	CPI Urban Consumer NSA	8/3/2028	10,000,000	824,237
Bank of America	2.393%	CPI Urban Consumer NSA	5/11/2028	10,000,000	833,135
Bank of America	2.396%	CPI Urban Consumer NSA	10/9/2028	10,000,000	834,007
Bank of America	2.400%	CPI Urban Consumer NSA	4/26/2030	10,000,000	835,848
Bank of America	2.408%	CPI Urban Consumer NSA	5/21/2028	5,000,000	413,382
Bank of America	2.437%	CPI Urban Consumer NSA	9/7/2037	10,000,000	717,448
Bank of America	2.477%	CPI Urban Consumer NSA	6/11/2036	10,000,000	834,010
Bank of America	2.481%	CPI Urban Consumer NSA	8/12/2036	15,000,000	1,078,074
Bank of America	2.484%	CPI Urban Consumer NSA	6/25/2030	20,000,000	1,621,678
Bank of America	2.493%	CPI Urban Consumer NSA	6/28/2030	25,000,000	1,996,597
Bank of America	2.500%	CPI Urban Consumer NSA	10/4/2025	50,000,000	278,058
Bank of America	2.510%	CPI Urban Consumer NSA	6/30/2030	20,000,000	1,558,917

246	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.522%	CPI Urban Consumer NSA	5/28/2036	$15,000,000	$1,193,233
Bank of America	2.559%	CPI Urban Consumer NSA	6/1/2030	20,000,000	1,577,053
Bank of America	2.593%	CPI Urban Consumer NSA	5/17/2036	10,000,000	714,981
Bank of America	2.638%	CPI Urban Consumer NSA	11/15/2051	35,000,000	966,820 (1)
Bank of America	2.665%	CPI Urban Consumer NSA	3/9/2052	27,000,000	200,147 (2)
Bank of America	2.700%	CPI Urban Consumer NSA	10/15/2024	70,000,000	304,012
Bank of America	3.150%	CPI Urban Consumer NSA	3/2/2027	80,000,000	876,910
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$43,182,871

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	2.605%	CPI Urban Consumer NSA	9/19/2028	$60,000,000	$(458,846)
Bank of America	2.850%	CPI Urban Consumer NSA	10/28/2027	30,000,000	(355,342)
Total Unrealized Depreciation on Centrally Cleared CPI Swap Contracts					$(814,188)

NSA	Non-seasonally adjusted
(1)	Unrealized appreciation on Centrally Cleared CPI Swap Contract is $915,527, which includes upfront payment of $51,293. Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(2)	Unrealized depreciation on Centrally Cleared CPI Swap Contract is $577,839, which includes upfront payment of $777,986. Upfront payments paid (received) by Central Clearing Party are presented net of amortization.

Consumer Price Index (“CPI”) OTC Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	1.676%	CPI Urban Consumer NSA	8/4/2026	$15,000,000	$2,428,861
Bank of America	1.747%	CPI Urban Consumer NSA	8/22/2026	20,000,000	3,063,952
Bank of America	2.100%	CPI Urban Consumer NSA	4/26/2025	10,000,000	1,107,773
Bank of America	2.213%	CPI Urban Consumer NSA	10/25/2032	5,000,000	603,747
Bank of America	2.275%	CPI Urban Consumer NSA	1/6/2026	20,000,000	1,950,468
Bank of America	2.298%	CPI Urban Consumer NSA	4/5/2029	5,000,000	471,308
Bank of America	2.301%	CPI Urban Consumer NSA	3/28/2029	5,000,000	470,043
Bank of America	2.348%	CPI Urban Consumer NSA	3/10/2032	5,000,000	471,777

See Notes to Financial Statements.	247

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Bank of America	2.360%	CPI Urban Consumer NSA	2/8/2029	$10,000,000	$892,005
Bank of America	2.360%	CPI Urban Consumer NSA	2/15/2029	10,000,000	889,715
Bank of America	2.370%	CPI Urban Consumer NSA	1/26/2029	5,000,000	439,885
Bank of America	2.370%	CPI Urban Consumer NSA	2/27/2029	10,000,000	873,180
Bank of America	2.380%	CPI Urban Consumer NSA	1/13/2029	10,000,000	860,895
Bank of America	2.380%	CPI Urban Consumer NSA	1/18/2029	10,000,000	865,225
Bank of America	2.398%	CPI Urban Consumer NSA	1/24/2029	10,000,000	844,438
Bank of America	2.398%	CPI Urban Consumer NSA	2/12/2033	5,000,000	445,317
Barclays Bank PLC	1.874%	CPI Urban Consumer NSA	4/11/2026	10,000,000	1,438,512
Barclays Bank PLC	1.944%	CPI Urban Consumer NSA	3/22/2041	5,000,000	919,694
Barclays Bank PLC	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	1,106,941
Barclays Bank PLC	2.128%	CPI Urban Consumer NSA	6/22/2025	10,000,000	1,053,950
Barclays Bank PLC	2.158%	CPI Urban Consumer NSA	12/2/2024	10,000,000	1,104,970
Barclays Bank PLC	2.159%	CPI Urban Consumer NSA	11/25/2024	15,000,000	1,662,247
Barclays Bank PLC	2.205%	CPI Urban Consumer NSA	12/9/2024	15,000,000	1,589,309
Barclays Bank PLC	2.207%	CPI Urban Consumer NSA	1/11/2025	20,000,000	2,087,249
Barclays Bank PLC	2.223%	CPI Urban Consumer NSA	12/30/2023	30,000,000	3,184,355
Barclays Bank PLC	2.228%	CPI Urban Consumer NSA	12/5/2024	15,000,000	1,562,350
Barclays Bank PLC	2.354%	CPI Urban Consumer NSA	12/23/2031	10,000,000	943,425
Barclays Bank PLC	2.393%	CPI Urban Consumer NSA	12/13/2031	5,000,000	443,725
Barclays Bank PLC	2.410%	CPI Urban Consumer NSA	2/1/2032	10,000,000	861,259
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	72,710
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	27,994
Deutsche Bank AG	2.518%	CPI Urban Consumer NSA	4/17/2026	15,000,000	430,608
Goldman Sachs	1.568%	CPI Urban Consumer NSA	3/2/2024	8,000,000	1,312,182
Goldman Sachs	1.649%	CPI Urban Consumer NSA	3/4/2024	5,000,000	783,967

248	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2023

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs	2.230%	CPI Urban Consumer NSA	12/14/2024	$10,000,000	$1,033,619
Goldman Sachs	2.350%	CPI Urban Consumer NSA	12/16/2036	10,000,000	995,819
Total Unrealized Appreciation on CPI OTC Swap Contracts					$39,293,474

Consumer Price Index (“CPI”) OTC Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/ Unrealized Depreciation
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	$15,000,000	$(2,302,567)
Bank of America	CPI Urban Consumer NSA	1.813%	3/31/2026	5,000,000	(744,088)
Barclays Bank PLC	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	(1,434,670)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	(598,692)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	(284,400)
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	15,000,000	(1,479,433)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	(1,527,572)
Goldman Sachs CPI Urban Consumer NSA		2.063%	12/8/2024	15,000,000	(1,359,123)
Total Unrealized Depreciation on CPI OTC Swap Contracts					$(9,730,545)

NSA Non-seasonally adjusted

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2024	200	Long	$22,681,494	$22,703,125	$21,631
U.S. 2-Year Treasury Note	March 2024	2,733	Long	557,003,760	558,791,744	1,787,984
U.S. Ultra Treasury Bond	March 2024	759	Long	92,760,052	93,357,000	596,948
Total Unrealized Appreciation on Futures Contracts						$2,406,563

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2024	444	Short	$(47,361,008)	$(47,442,094)	$(81,086)

See Notes to Financial Statements.	249

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$295,804,546	$–	$295,804,546
Corporate Bonds	–	733,555,481	–	733,555,481
Floating Rate Loans	–	8,229,078	–	8,229,078
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	178,033	556	178,589
Government Sponsored Enterprises Pass-Throughs	–	1,279,960	–	1,279,960
Non-Agency Commercial Mortgage-Backed Securities	–	51,801,380	380,183	52,181,563
Short-Term Investments
Commercial Paper	–	14,404,000	–	14,404,000
Repurchase Agreements	–	12,597,021	–	12,597,021
Total	$–	$1,117,849,499	$380,739	$1,118,230,238
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$109,824	$–	$109,824
Liabilities	–	–	–	–
Centrally Cleared Interest Rate Swap Contracts
Assets	–	106,730	–	106,730
Liabilities	–	(13,000)	–	(13,000)
Centrally Cleared CPI Swap Contracts
Assets	–	43,182,871	–	43,182,871
Liabilities	–	(814,188)	–	(814,188)
OTC CPI Swap Contracts
Assets	–	39,293,474	–	39,293,474
Liabilities	–	(9,730,545)	–	(9,730,545)
Futures Contracts
Assets	2,406,563	–	–	2,406,563
Liabilities	(81,086)	–	–	(81,086)
Total	$2,325,477	$72,135,166	$–	$74,460,643

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

250	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 98.70%

ASSET-BACKED SECURITIES 22.74%

Automobiles 9.15%
Avid Automobile Receivables Trust Series 2021-1 Class C†	1.55%	5/15/2026	$534,324	$527,944
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A Class A†	4.00%	3/20/2025	466,667	465,216
BMW Vehicle Lease Trust Series 2023-2 Class A3	5.99%	9/25/2026	1,630,000	1,643,304
CarMax Auto Owner Trust Series 2020-1 Class D	2.64%	7/15/2026	125,000	123,474
CarMax Auto Owner Trust Series 2023-1 Class A3	4.75%	10/15/2027	430,000	424,154
CarMax Auto Owner Trust Series 2023-1 Class C	5.19%	1/16/2029	1,450,000	1,415,277
CarMax Auto Owner Trust Series 2023-3 Class A2A	5.72%	11/16/2026	810,000	809,906
CarMax Auto Owner Trust Series 2023-3 Class A3	5.28%	5/15/2028	940,000	940,682
Carvana Auto Receivables Trust Series 2020-P1 Class C	1.32%	11/9/2026	1,390,000	1,249,464
Citizens Auto Receivables Trust Series 2023-2 Class A3†	5.83%	2/15/2028	2,060,000	2,072,675
Credit Acceptance Auto Loan Trust Series 2021-3A Class A†	1.00%	5/15/2030	423,012	416,316
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A2†	0.56%	12/11/2034	195,133	193,423
First Investors Auto Owner Trust Series 2021-2A Class A†	0.48%	3/15/2027	177,288	173,911
Flagship Credit Auto Trust Series 2022-3 Class A2†	4.06%	10/15/2025	128,738	128,464
Flagship Credit Auto Trust Series 2022-3 Class A3†	4.55%	4/15/2027	1,400,000	1,384,499
Flagship Credit Auto Trust Series 2022-4 Class A2†	6.15%	9/15/2026	294,309	294,208
Flagship Credit Auto Trust Series 2022-4 Class A3†	6.32%	6/15/2027	605,000	607,381
Flagship Credit Auto Trust Series 2023-1 Class A3†	5.01%	8/16/2027	975,000	965,393
Ford Credit Auto Lease Trust Series 2023-A Class A3	4.94%	3/15/2026	1,500,000	1,491,158
GLS Auto Receivables Issuer Trust Series 2021-1A Class C†	1.20%	1/15/2027	110,971	110,470
GLS Auto Receivables Issuer Trust Series 2021-3A Class B†	0.78%	11/17/2025	53,161	53,042
GLS Auto Receivables Issuer Trust Series 2021-3A Class C†	1.11%	9/15/2026	460,000	447,666
GLS Auto Receivables Issuer Trust Series 2023-3A Class A2†	6.04%	3/15/2027	960,000	959,313
GM Financial Automobile Leasing Trust Series 2023-2 Class A3	5.05%	7/20/2026	910,000	903,147

See Notes to Financial Statements.	251

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
GM Financial Automobile Leasing Trust Series 2023-2 Class B	5.54%	5/20/2027	$1,010,000	$1,003,374
GM Financial Automobile Leasing Trust Series 2023-3 Class A3	5.38%	11/20/2026	1,920,000	1,915,978
Hertz Vehicle Financing III LP Series 2021-2A Class A†	1.68%	12/27/2027	620,000	550,725
Hertz Vehicle Financing LLC Series 2021-1A Class A†	1.21%	12/26/2025	265,000	254,458
OneMain Direct Auto Receivables Trust Series 2019-1 Class A†	3.63%	9/14/2027	584,000	568,993
OneMain Direct Auto Receivables Trust Series 2019-1A Class C†	4.19%	11/14/2028	753,000	711,766
OneMain Direct Auto Receivables Trust Series 2021-1A Class A†	0.87%	7/14/2028	318,358	304,199
OneMain Direct Auto Receivables Trust Series 2021-1A Class B†	1.26%	7/14/2028	317,000	285,330
PenFed Auto Receivables Owner Trust Series 2022-A Class A3†	3.96%	4/15/2026	1,940,000	1,920,171
Prestige Auto Receivables Trust Series 2022-1A Class B†	6.55%	7/17/2028	1,215,000	1,215,417
Santander Consumer Auto Receivables Trust Series 2020-BA Class C†	1.29%	4/15/2026	532,808	527,907
Santander Consumer Auto Receivables Trust Series 2020-BA Class D†	2.14%	12/15/2026	1,155,000	1,124,515
Santander Drive Auto Receivables Trust Series 2022-5 Class B	4.43%	3/15/2027	1,085,000	1,067,796
Santander Drive Auto Receivables Trust Series 2022-6 Class B	4.72%	6/15/2027	1,505,000	1,480,188
Santander Drive Auto Receivables Trust Series 2023-3 Class A2	6.08%	8/17/2026	680,606	681,184
Santander Drive Auto Receivables Trust Series 2023-4 Class A2	6.18%	2/16/2027	1,915,000	1,918,395
SBNA Auto Lease Trust Series 2023-A Class A3†	6.51%	4/20/2027	995,000	1,003,945
Westlake Automobile Receivables Trust Series 2023-1A Class A3†	5.21%	1/18/2028	1,260,000	1,252,490
Westlake Automobile Receivables Trust Series 2023-3A Class A2A†	5.96%	10/15/2026	1,920,000	1,921,136
World Omni Automobile Lease Securitization Trust Series 2022-A Class A3	3.21%	2/18/2025	381,962	379,089
Total				37,887,543

252	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card 1.74%
American Express Credit Account Master Trust Series 2022-2 Class A	3.39%		5/15/2027	$785,000	$763,673
BA Credit Card Trust Series 2022-A2 Class A2	5.00%		4/15/2028	765,000	763,823
Capital One Multi-Asset Execution Trust Series 2005-B3 Class B3	6.206% (3 mo. USD Term SOFR + 0.81%	)#	5/15/2028	1,225,000	1,217,364
Continental Finance Credit Card ABS Master Trust Series 2020-1A Class A†	2.24%		12/15/2028	600,000	588,857
Discover Card Execution Note Trust Series 2022-A4 Class A	5.03%		10/15/2027	565,000	562,984
Master Credit Card Trust Series 2021-1A Class B†	0.79%		11/21/2025	1,200,000	1,169,584
Newday Funding Master Issuer PLC Series 2021-1A Class A2†	6.427% (SOFR + 1.10%	)#	3/15/2029	600,000	600,247
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54%		7/15/2029	1,535,000	1,543,922
Total					7,210,454

Other 11.35%
Affirm Asset Securitization Trust Series 2022-A Class 1A†	4.30%		5/17/2027	1,940,000	1,903,178
Affirm Asset Securitization Trust Series 2022-X1 Class A†	1.75%		2/15/2027	82,984	81,628
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	1,280,000	1,278,218
AMMC CLO Ltd. Series 2020-23A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.30%	)#	10/17/2031	750,000	748,942
Amur Equipment Finance Receivables IX LLC Series 2021-1A Class D†	2.30%		11/22/2027	675,000	643,776
Aqua Finance Trust Series 2021-A Class A†	1.54%		7/17/2046	166,216	146,940
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3 Class A†	6.507% (1 mo. USD Term SOFR + 1.18%	)#	8/15/2034	460,000	450,964
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 Class A†	6.774% (30 day USD SOFR Average + 1.45%	)#	1/15/2037	1,000,000	982,705
Bain Capital Credit CLO Series 2018-2A Class A1†	6.738% (3 mo. USD Term SOFR + 1.34%	)#	7/19/2031	718,594	716,618
BDS Ltd. Series 2020-FL5 Class A†	6.596% (1 mo. USD Term SOFR + 1.26%	)#	2/16/2037	62,084	60,570

See Notes to Financial Statements.	253

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
BlueMountain Fuji U.S. CLO I Ltd. Series 2017-1A Class A1R†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2029	$215,381	$214,952
BSPRT Issuer Ltd. Series 2021-FL7 Class A†	6.757% (1 mo. USD Term SOFR + 1.43%	)#	12/15/2038	380,000	373,414
Carlyle Global Market Strategies CLO Ltd. Series 2014-2R Class A1†	6.691% (3 mo. USD Term SOFR + 1.31%	)#	5/15/2031	871,520	869,894
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class AR3†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2031	929,404	927,313
Carlyle U.S. CLO Ltd. Series 2017-3A Class A1AR†	6.577% (3 mo. USD Term SOFR + 1.16%	)#	7/20/2029	206,725	206,079
Carlyle U.S. CLO Ltd. Series 2019-1A Class A1AR†	6.757% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2031	2,000,000	1,996,004
CIFC Funding Ltd. Series 2013-2A Class A1L2†	6.657% (3 mo. USD Term SOFR + 1.26%	)#	10/18/2030	956,587	955,641
Dell Equipment Finance Trust Series 2021-2 Class B†	0.81%		12/22/2026	460,000	452,686
Dell Equipment Finance Trust Series 2021-2 Class C†	0.94%		12/22/2026	460,000	452,006
Dell Equipment Finance Trust Series 2021-2 Class D†	1.21%		6/22/2027	460,000	451,521
Dell Equipment Finance Trust Series 2023-2 Class A2†	5.84%		1/22/2029	1,105,000	1,104,743
Dryden 113 CLO Ltd. Series 2022-113A Class A1R†	7.046% (3 mo. USD Term SOFR + 1.63%	)#	10/20/2035	1,500,000	1,498,500
Dryden 53 CLO Ltd. Series 2017-53A Class A†	6.776% (3 mo. USD Term SOFR + 1.38%	)#	1/15/2031	374,896	375,022
Dryden XXVI Senior Loan Fund Series 2013-26A Class AR†	6.556% (3 mo. USD Term SOFR + 1.16%	)#	4/15/2029	198,883	198,439
Elmwood CLO Ltd. Series 2022-5A Class AR†	7.053% (3 mo. USD Term SOFR + 1.65%	)#	7/17/2033	1,500,000	1,500,375
Elmwood CLO VII Ltd. Series 2020-4A Class AR†	7.054% (3 mo. USD Term SOFR + 1.63%	)#	1/17/2034	580,000	580,742
Galaxy XIX CLO Ltd. Series 2015-19A Class A1RR†	6.61% (3 mo. USD Term SOFR + 1.21%	)#	7/24/2030	149,584	149,322
Greystone CRE Notes Ltd. Series 2021-FL3 Class A†	6.457% (1 mo. USD Term SOFR + 1.13%	)#	7/15/2039	460,000	452,729

254	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
HGI CRE CLO Ltd. Series 2021-FL1 Class A†	6.494% (1 mo. USD Term SOFR + 1.16%	)#	6/16/2036	$331,045	$322,849
KKR CLO Ltd. Series 29A Class A†	6.856% (3 mo. USD Term SOFR + 1.46%	)#	1/15/2032	250,000	249,657
KREF Ltd. Series 2021-FL2 Class A†	6.514% (1 mo. USD Term SOFR + 1.18%	)#	2/15/2039	360,000	350,126
LCM XXII Ltd. Series 22A Class A1R†	6.837% (3 mo. USD Term SOFR + 1.42%	)#	10/20/2028	97,611	97,700
LFT CRE Ltd. Series 2021-FL1 Class B†	7.187% (1 mo. USD Term SOFR + 1.86%	)#	6/15/2039	730,000	699,787
LMREC LLC Series 2021-CRE4 Class A†	6.507% (1 mo. USD Term SOFR + 1.16%	)#	4/22/2037	45,596	45,483
LoanCore Issuer Ltd. Series 2019-CRE2 Class C†	7.437% (1 mo. USD Term SOFR + 2.11%	)#	5/15/2036	630,000	603,601
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.875% (30 day USD SOFR Average + 1.55%	)#	1/17/2037	560,000	549,500
Madison Park Funding LIX Ltd. Series 2021-59A Class A†	6.797% (3 mo. USD Term SOFR + 1.40%	)#	1/18/2034	1,250,000	1,249,551
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029	230,812	230,062
Madison Park Funding XIII Ltd. Series 2014-13A Class AR2†	6.608% (3 mo. USD Term SOFR + 1.21%	)#	4/19/2030	961,523	960,672
Madison Park Funding XLVIII Ltd. Series 2021-48A Class A†	6.808% (3 mo. USD Term SOFR + 1.41%	)#	4/19/2033	1,178,000	1,178,227
Magnetite Xxix Ltd. Series 2021-29A Class A†	6.646% (3 mo. USD Term SOFR + 1.25%	)#	1/15/2034	250,000	249,613
Mariner Finance Issuance Trust Series 2022-AA Class A†	6.45%		10/20/2037	690,000	690,209
Marlette Funding Trust Series 2020-2A Class D†	4.65%		9/16/2030	197,939	195,651
ME Funding LLC Series 2019-1 Class A2†	6.448%		7/30/2049	993,600	978,287
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029	193,152	193,222
Newark BSL CLO 1 Ltd. Series 2016-1A Class A1R†	6.749% (3 mo. USD Term SOFR + 1.36%	)#	12/21/2029	396,153	395,539
OCP CLO Ltd. Series 2014-5 Class A1R†	6.721% (3 mo. USD Term SOFR + 1.34%	)#	4/26/2031	954,229	952,966

See Notes to Financial Statements.	255

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
OCP CLO Ltd. Series 2019-17A Class A1R†	6.717% (3 mo. USD Term SOFR + 1.30%	)#	7/20/2032	$687,000	$684,379
OCP CLO Ltd. Series 2020-18A Class AR†	6.767% (3 mo. USD Term SOFR + 1.35%	)#	7/20/2032	1,600,000	1,596,496
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A1R†	6.677% (3 mo. USD Term SOFR + 1.26%	)#	3/17/2030	660,201	659,288
Octagon Investment Partners XIV Ltd. Series 2012-1A Class AARR†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	152,283	152,032
Octagon Investment Partners XXI Ltd. Series 2014-1A Class AAR3†	6.639% (3 mo. USD Term SOFR + 1.26%	)#	2/14/2031	1,000,000	996,873
Octagon Loan Funding Ltd. Series 2014-1A Class ARR†	6.809% (3 mo. USD Term SOFR + 1.44%	)#	11/18/2031	1,500,000	1,501,037
OneMain Financial Issuance Trust Series 2018-2A Class A†	3.57%		3/14/2033	136,508	135,162
OneMain Financial Issuance Trust Series 2020-2A Class C†	2.76%		9/14/2035	690,000	603,130
Pagaya AI Debt Trust Series 2022-1 Class A†	2.03%		10/15/2029	189,279	185,981
Post Road Equipment Finance Series 2021-1 Class A2†	4.88%		11/15/2028	848,000	834,901
Rad CLO 2 Ltd. Series 2018-2A Class AR†	6.736% (3 mo. USD Term SOFR + 1.34%	)#	10/15/2031	270,000	269,920
RAD CLO 6 Ltd. Series 2019-6A Class A1†	7.057% (3 mo. USD Term SOFR + 1.64%	)#	1/20/2033	1,308,000	1,309,690
Regatta VIII Funding Ltd. Series 2017-1A Class A†	6.914% (3 mo. USD Term SOFR + 1.51%	)#	10/17/2030	379,038	378,816
Rockford Tower CLO Ltd. Series 2018-1A Class A†	6.729% (3 mo. USD Term SOFR + 1.36%	)#	5/20/2031	754,310	753,744
Romark CLO Ltd. Series 2017-1A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.29%	)#	10/23/2030	1,018,754	1,016,346
RR 3 Ltd. Series 2018-3A Class A1R2†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	1/15/2030	562,565	562,340
RR Ltd. Series 2022-24A Class A1AR†(a)	–	(b)	1/15/2036	1,040,000	1,040,000
SCF Equipment Leasing LLC Series 2019-2A Class B†	2.76%		8/20/2026	224,128	222,220
SCF Equipment Leasing LLC Series 2020-1A Class B†	2.02%		3/20/2028	622,415	614,802
SCF Equipment Leasing LLC Series 2021-1A Class B†	1.37%		8/20/2029	1,370,000	1,300,455
Valley Stream Park CLO Ltd. Series 2022-1A Class AR†	7.046% (3 mo. USD Term SOFR + 1.63%	)#	10/20/2034	970,000	969,515

256	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Verizon Master Trust Series 2022-7 Class A1A	5.23%		11/22/2027	$405,000	$403,881
Voya CLO Ltd. Series2017-4 Class A1†	6.786% (3 mo. USD Term SOFR + 1.39%	)#	10/15/2030	853,655	852,443
Total					47,009,074

Rec Vehicle Loan 0.38%
Octane Receivables Trust Series 2021-1A Class A†	0.93%		3/22/2027	126,537	124,434
Octane Receivables Trust Series 2022-1A Class A2†	4.18%		3/20/2028	155,902	153,916
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	249,216	246,660
Octane Receivables Trust Series 2022-2A Class B†	5.85%		7/20/2028	1,036,000	1,026,194
Total					1,551,204

Student Loan 0.12%
Navient Private Education Refi Loan Trust Series 2020-FA Class A†	1.22%		7/15/2069	183,043	163,471
Navient Private Education Refi Loan Trust Series 2022-A Class A†	2.23%		7/15/2070	372,791	323,230
Towd Point Asset Trust Series 2018-SL1 Class A†	6.057% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	4,207	4,198
Total					490,899
Total Asset-Backed Securities (cost $94,946,653)					94,149,174

CORPORATE BONDS 64.31%

Aerospace/Defense 1.02%
Boeing Co.	1.433%		2/4/2024	1,825,000	1,811,174
HEICO Corp.	5.25%		8/1/2028	188,000	187,631
Hexcel Corp.	4.95%		8/15/2025	1,345,000	1,332,121
L3Harris Technologies, Inc.	5.40%		1/15/2027	475,000	479,205
RTX Corp.	5.75%		11/8/2026	399,000	404,482
Total					4,214,613

Agriculture 1.47%
BAT Capital Corp.	2.789%		9/6/2024	890,000	869,616
BAT International Finance PLC (United Kingdom)(c)	5.931%		2/2/2029	348,000	353,507
Imperial Brands Finance PLC (United Kingdom)†(c)	3.125%		7/26/2024	600,000	588,783
Imperial Brands Finance PLC (United Kingdom)†(c)	3.50%		7/26/2026	1,302,000	1,227,567
Reynolds American, Inc.	4.45%		6/12/2025	1,240,000	1,219,611
Viterra Finance BV (Netherlands)†(c)	2.00%		4/21/2026	1,800,000	1,649,553
Viterra Finance BV (Netherlands)†(c)	4.90%		4/21/2027	200,000	194,432
Total					6,103,069

See Notes to Financial Statements.	257

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines 0.44%
United Airlines Pass-Through Trust	5.875%		4/15/2029	$1,808,965	$1,803,604

Auto Manufacturers 2.58%
Daimler Truck Finance North America LLC†	5.60%		8/8/2025	1,234,000	1,233,717
General Motors Financial Co., Inc.	5.40%		4/6/2026	218,000	217,061
General Motors Financial Co., Inc.	5.967% (SOFR + 0.62%	)#	10/15/2024	606,000	604,633
Hyundai Capital America†	1.00%		9/17/2024	400,000	385,132
Hyundai Capital America†	5.50%		3/30/2026	335,000	333,040
Hyundai Capital America†	5.80%		6/26/2025	1,065,000	1,065,029
Hyundai Capital America†	5.95%		9/21/2026	1,543,000	1,550,480
Hyundai Capital America†	6.25%		11/3/2025	498,000	501,603
Hyundai Capital America†	6.498% (SOFR + 1.15%	)#	8/4/2025	1,737,000	1,737,172
Nissan Motor Acceptance Co. LLC†	1.125%		9/16/2024	1,500,000	1,438,695
Volkswagen Group of America Finance LLC†	5.70%		9/12/2026	541,000	540,999
Volkswagen Group of America Finance LLC†	5.80%		9/12/2025	684,000	685,481
Volkswagen Group of America Finance LLC†	6.00%		11/16/2026	388,000	391,221
Total					10,684,263

Banks 25.66%
ABN AMRO Bank NV (Netherlands)†(c)	6.339% (1 yr. CMT + 1.65%	)#	9/18/2027	300,000	301,707
AIB Group PLC (Ireland)†(c)	4.263% (3 mo. USD LIBOR + 1.87%	)#	4/10/2025	3,500,000	3,470,248
AIB Group PLC (Ireland)†(c)	6.608% (SOFR + 2.33%	)#	9/13/2029	269,000	274,456
Australia & New Zealand Banking Group Ltd. (Australia)†(c)	4.40%		5/19/2026	900,000	867,010
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	1,500,000	1,375,009
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	376,000	350,210
Bank of America Corp.	1.53% (SOFR + 0.65%	)#	12/6/2025	118,000	112,473
Bank of America Corp.	1.734% (SOFR + 0.96%	)#	7/22/2027	220,000	198,652
Bank of America Corp.	2.456% (3 mo. USD Term SOFR + 1.13%	)#	10/22/2025	128,000	123,960
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	3,765,000	3,638,504
Bank of America Corp.	3.593% (3 mo. USD Term SOFR + 1.63%	)#	7/21/2028	3,328,000	3,107,868

258	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of Ireland Group PLC (Ireland)†(c)	6.253% (1 yr. CMT + 2.65%	)#	9/16/2026	$500,000	$500,410
Bank of Montreal (Canada)(c)	5.30%		6/5/2026	463,000	462,744
Bank of New York Mellon Corp.	4.543% (SOFR + 1.17%	)#	2/1/2029	214,000	207,634
Bank of New York Mellon Corp.	4.947% (SOFR + 1.03%	)#	4/26/2027	207,000	204,735
Bank of Nova Scotia (Canada)(c)	4.75%		2/2/2026	268,000	264,540
Bank of Nova Scotia (Canada)(a)(c)	5.349%		12/7/2026	580,000	578,691
Bank of Nova Scotia (Canada)(c)	5.45%		6/12/2025	373,000	372,144
Barclays PLC (United Kingdom)(c)	2.852% (SOFR + 2.71%	)#	5/7/2026	1,032,000	983,690
Barclays PLC (United Kingdom)(c)	5.829% (SOFR + 2.21%	)#	5/9/2027	580,000	576,305
Barclays PLC (United Kingdom)(c)	6.496% (SOFR + 1.88%	)#	9/13/2027	1,512,000	1,525,052
Barclays PLC (United Kingdom)(c)	7.325% (1 yr. CMT + 3.05%	)#	11/2/2026	841,000	860,270
BNP Paribas SA (France)†(c)	1.904% (SOFR + 1.61%	)#	9/30/2028	249,269	215,957
BNP Paribas SA (France)†(c)	2.219% (SOFR + 2.07%	)#	6/9/2026	4,490,000	4,246,628
BNP Paribas SA (France)†(c)	2.819% (3 mo. USD Term SOFR + 1.37%	)#	11/19/2025	268,000	259,771
BNP Paribas SA (France)†(c)	4.705% (3 mo. USD Term SOFR + 2.50%	)#	1/10/2025	1,200,000	1,198,074
BNP Paribas SA (France)†(c)	5.125% (1 yr. CMT + 1.45%	)#	1/13/2029	259,000	254,875
BPCE SA (France)†(c)	4.50%		3/15/2025	560,000	544,621
BPCE SA (France)†(c)	4.875%		4/1/2026	200,000	193,724
BPCE SA (France)†(c)	5.15%		7/21/2024	462,000	457,349
BPCE SA (France)†(c)	5.975% (SOFR + 2.10%	)#	1/18/2027	390,000	388,304
Canadian Imperial Bank of Commerce (Canada)(c)	3.945%		8/4/2025	320,000	311,958
Canadian Imperial Bank of Commerce (Canada)(c)	5.001%		4/28/2028	468,000	459,920
Canadian Imperial Bank of Commerce (Canada)(c)	5.144%		4/28/2025	576,000	572,321
Canadian Imperial Bank of Commerce (Canada)(c)	5.615%		7/17/2026	483,000	485,327
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025	1,100,000	1,088,158
Citigroup, Inc.	3.887% (3 mo. USD Term SOFR + 1.82%	)#	1/10/2028	3,245,000	3,088,829

See Notes to Financial Statements.	259

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	$225,000	$222,969
Citigroup, Inc.	5.61% (SOFR + 1.55%	)#	9/29/2026	1,432,000	1,430,713
Citizens Bank NA	4.575% (SOFR + 2.00%	)#	8/9/2028	400,000	369,159
Citizens Bank NA	6.064% (SOFR + 1.45%	)#	10/24/2025	250,000	241,137
Credit Suisse AG	5.739% (SOFR + 0.39%	)#	2/2/2024	1,435,000	1,432,802
Danske Bank AS (Denmark)†(c)	3.244% (3 mo. USD LIBOR + 1.59%	)#	12/20/2025	2,000,000	1,933,241
Danske Bank AS (Denmark)†(c)	3.773% (1 yr. CMT + 1.45%	)#	3/28/2025	872,000	864,736
Danske Bank AS (Denmark)†(c)	5.375%		1/12/2024	746,000	745,065
Danske Bank AS (Denmark)†(c)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	2,788,000	2,795,817
First-Citizens Bank & Trust Co.	2.969% (3 mo. USD Term SOFR + 1.72%	)#	9/27/2025	2,061,000	1,999,373
Goldman Sachs Group, Inc.	2.64% (SOFR + 1.11%	)#	2/24/2028	2,287,000	2,083,773
Goldman Sachs Group, Inc.	3.272% (3 mo. USD Term SOFR + 1.46%	)#	9/29/2025	486,000	475,337
Goldman Sachs Group, Inc.	5.798% (SOFR + 1.08%	)#	8/10/2026	413,000	413,523
Goldman Sachs Group, Inc.	6.049% (SOFR + 0.70%	)#	1/24/2025	830,000	828,943
HSBC Holdings PLC (United Kingdom)(c)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	1,326,000	1,317,324
HSBC Holdings PLC (United Kingdom)(c)	4.292% (3 mo. USD Term SOFR + 1.61%	)#	9/12/2026	900,000	872,364
HSBC Holdings PLC (United Kingdom)(c)	5.887% (SOFR + 1.57%	)#	8/14/2027	517,000	518,103
HSBC USA, Inc.	5.625%		3/17/2025	283,000	282,976
Huntington National Bank	4.008% (SOFR + 1.21%	)#	5/16/2025	250,000	244,577
ING Groep NV (Netherlands)(c)	6.083% (SOFR + 1.56%	)#	9/11/2027	808,000	813,998
JPMorgan Chase & Co.	2.301% (SOFR + 1.16%	)#	10/15/2025	656,000	636,194
JPMorgan Chase & Co.	3.782% (3 mo. USD Term SOFR + 1.60%	)#	2/1/2028	1,600,000	1,523,756

260	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	$222,000	$219,646
JPMorgan Chase & Co.	6.266% (SOFR + 0.92%	)#	2/24/2026	479,000	478,848
KeyBank NA	4.70%		1/26/2026	404,000	387,064
Lloyds Banking Group PLC (United Kingdom)(c)	3.87% (1 yr. CMT + 3.50%	)#	7/9/2025	619,000	611,052
Lloyds Banking Group PLC (United Kingdom)(c)	5.985% (1 yr. CMT + 1.48%	)#	8/7/2027	347,000	347,986
Macquarie Bank Ltd. (Australia)†(a)(c)	5.391%		12/7/2026	309,000	309,041
Macquarie Group Ltd. (Australia)†(c)	1.34% (SOFR + 1.07%	)#	1/12/2027	226,000	204,982
Macquarie Group Ltd. (Australia)†(c)	3.763% (3 mo. USD LIBOR + 1.37%	)#	11/28/2028	754,000	693,926
Macquarie Group Ltd. (Australia)†(c)	5.108% (SOFR + 2.21%	)#	8/9/2026	342,000	338,164
Macquarie Group Ltd. (Australia)†(c)	6.207%		11/22/2024	1,748,000	1,753,713
Manufacturers & Traders Trust Co.	4.65%		1/27/2026	1,216,000	1,171,154
Manufacturers & Traders Trust Co.	4.70%		1/27/2028	402,000	377,805
Manufacturers & Traders Trust Co.	5.40%		11/21/2025	1,009,000	993,877
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	0.962% (1 yr. CMT + 0.45%	)#	10/11/2025	820,000	785,183
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	4.788% (1 yr. CMT + 1.70%	)#	7/18/2025	409,000	406,042
Mitsubishi UFJ Financial Group, Inc. (Japan)(c)	5.063% (1 yr. CMT + 1.55%	)#	9/12/2025	625,000	620,892
Morgan Stanley	2.188% (SOFR + 1.99%	)#	4/28/2026	721,000	685,712
Morgan Stanley	4.21% (SOFR + 1.61%	)#	4/20/2028	816,000	783,910
Morgan Stanley	5.449% (SOFR + 1.63%	)#	7/20/2029	5,196,000	5,178,774
Morgan Stanley	6.138% (SOFR + 1.77%	)#	10/16/2026	164,000	165,370
NatWest Group PLC (United Kingdom)(c)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	2,066,000	2,053,179
NatWest Group PLC (United Kingdom)(c)	5.847% (1 yr. CMT + 1.35%	)#	3/2/2027	1,018,000	1,014,994
PNC Financial Services Group, Inc.	6.615% (SOFR + 1.73%	)#	10/20/2027	252,000	257,912
Royal Bank of Canada (Canada)(c)	4.875%		1/12/2026	1,217,000	1,206,928

See Notes to Financial Statements.	261

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Royal Bank of Canada (Canada)(c)	5.20%		7/20/2026	$542,000	$541,028
Santander Holdings USA, Inc.	3.50%		6/7/2024	811,000	798,342
Santander U.K. Group Holdings PLC (United Kingdom)(c)	6.534% (SOFR + 2.60%	)#	1/10/2029	391,000	394,615
Societe Generale SA (France)†(c)	2.226% (1 yr. CMT + 1.05%	)#	1/21/2026	335,000	318,730
Standard Chartered PLC (United Kingdom)†(c)	0.991% (1 yr. CMT + 0.78%	)#	1/12/2025	500,000	496,921
Standard Chartered PLC (United Kingdom)†(c)	1.214% (1 yr. CMT + 0.88%	)#	3/23/2025	200,000	197,648
Standard Chartered PLC (United Kingdom)†(c)	3.785% (3 mo. USD LIBOR + 1.56%	)#	5/21/2025	1,040,000	1,027,176
Standard Chartered PLC (United Kingdom)†(c)	5.20%		1/26/2024	1,283,000	1,279,852
Standard Chartered PLC (United Kingdom)†(c)	6.187% (1 yr. CMT + 1.85%	)#	7/6/2027	266,000	267,036
State Street Corp.	5.104% (SOFR + 1.13%	)#	5/18/2026	262,000	260,082
Sumitomo Mitsui Financial Group, Inc. (Japan)(c)	5.88%		7/13/2026	372,000	375,722
Svenska Handelsbanken AB (Sweden)†(c)	6.597% (SOFR + 1.25%	)#	6/15/2026	1,552,000	1,565,082
Swedbank AB (Sweden)†(c)	6.136%		9/12/2026	388,000	390,452
Swedbank AB (Sweden)†(c)	6.727% (SOFR + 1.38%	)#	6/15/2026	1,626,000	1,641,106
Toronto-Dominion Bank (Canada)(c)	4.693%		9/15/2027	1,028,000	1,009,764
Toronto-Dominion Bank (Canada)(c)	5.532%		7/17/2026	639,000	642,475
Truist Financial Corp.	4.26% (SOFR + 1.46%	)#	7/28/2026	236,000	228,325
Truist Financial Corp.	4.873% (SOFR + 1.44%	)#	1/26/2029	158,000	151,521
Truist Financial Corp.	5.747% (SOFR + 0.40%	)#	6/9/2025	936,000	919,426
U.S. Bancorp	6.787% (SOFR + 1.88%	)#	10/26/2027	536,000	552,655
UBS AG (Switzerland)(c)	5.125%		5/15/2024	1,109,000	1,097,882
UBS Group AG (Switzerland)†(c)	4.125%		9/24/2025	470,000	454,372
UBS Group AG (Switzerland)†(c)	4.488% (1 yr. CMT + 1.55%	)#	5/12/2026	1,755,000	1,714,807
UBS Group AG (Switzerland)†(c)	5.711% (1 yr. CMT + 1.55%	)#	1/12/2027	2,211,000	2,201,658

262	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
UBS Group AG (Switzerland)†(c)	6.442% (SOFR + 3.70%	)#	8/11/2028	$1,296,000	$1,317,653
UniCredit SpA (Italy)†(c)	7.83%		12/4/2023	1,400,000	1,400,000
Wells Fargo & Co.	2.164% (3 mo. USD Term SOFR + 1.01%	)#	2/11/2026	2,664,000	2,544,752
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	969,000	921,376
Wells Fargo & Co.	4.54% (SOFR + 1.56%	)#	8/15/2026	2,341,000	2,295,156
Wells Fargo & Co.	5.574% (SOFR + 1.74%	)#	7/25/2029	2,069,000	2,066,678
Total					106,286,454

Biotechnology 0.28%
Amgen, Inc.	5.15%		3/2/2028	534,000	535,361
Illumina, Inc.	5.75%		12/13/2027	446,000	447,097
Illumina, Inc.	5.80%		12/12/2025	168,000	167,370
Total					1,149,828

Building Materials 0.12%
Carrier Global Corp.†	5.80%		11/30/2025	474,000	476,855

Chemicals 0.80%
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	3,636,000	3,321,632

Commercial Services 0.38%
Global Payments, Inc.	2.65%		2/15/2025	551,000	529,834
Triton Container International Ltd.†	1.15%		6/7/2024	1,051,000	1,024,483
Total					1,554,317

Computers 0.16%
Dell International LLC/EMC Corp.	6.02%		6/15/2026	648,000	655,221

Diversified Financial Services 5.46%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	1.75%		10/29/2024	2,000,000	1,922,467
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.875%		1/16/2024	1,150,000	1,148,256
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)†(c)	6.45%		4/15/2027	267,000	270,657
Air Lease Corp.	4.25%		2/1/2024	2,000,000	1,992,858
Aircastle Ltd.	4.125%		5/1/2024	617,000	611,495

See Notes to Financial Statements.	263

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Aircastle Ltd.†	5.25%		8/11/2025	$601,000	$588,938
American Express Co.	4.99% (SOFR + 1.00%	)#	5/1/2026	715,000	708,122
American Express Co.	5.389% (SOFR + 0.97%	)#	7/28/2027	108,000	107,912
American Express Co.	6.338% (SOFR + 1.33%	)#	10/30/2026	981,000	994,748
Ameriprise Financial, Inc.	5.70%		12/15/2028	316,000	323,538
Aviation Capital Group LLC†	1.95%		1/30/2026	854,000	779,254
Aviation Capital Group LLC†	1.95%		9/20/2026	854,000	758,463
Aviation Capital Group LLC†	5.50%		12/15/2024	1,122,000	1,109,089
Avolon Holdings Funding Ltd. (Ireland)†(c)	2.75%		2/21/2028	80,000	69,509
Avolon Holdings Funding Ltd. (Ireland)†(c)	2.875%		2/15/2025	851,000	813,153
Avolon Holdings Funding Ltd. (Ireland)†(c)	4.25%		4/15/2026	725,000	689,779
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.25%		5/15/2024	1,100,000	1,092,891
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.50%		1/15/2026	1,150,000	1,127,900
Avolon Holdings Funding Ltd. (Ireland)†(c)	6.375%		5/4/2028	84,000	83,829
Capital One Financial Corp.	1.343% (SOFR + 0.69%	)#	12/6/2024	813,000	812,781
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	1,014,000	998,786
Capital One Financial Corp.	6.037% (SOFR + 0.69%	)#	12/6/2024	1,368,000	1,367,851
LPL Holdings, Inc.†	4.625%		11/15/2027	1,232,000	1,160,484
LPL Holdings, Inc.	6.75%		11/17/2028	452,000	462,743
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	796,000	752,694
Nuveen Finance LLC†	4.125%		11/1/2024	823,000	809,898
Radian Group, Inc.	4.50%		10/1/2024	1,064,000	1,042,773
Total					22,600,868

Electric 6.93%
AES Corp.†	3.30%		7/15/2025	2,392,000	2,285,141
Ameren Corp.	5.70%		12/1/2026	591,000	596,377
American Electric Power Co., Inc.	5.699%		8/15/2025	365,000	365,351
Avangrid, Inc.	3.20%		4/15/2025	1,259,000	1,215,828
CenterPoint Energy, Inc.	5.25%		8/10/2026	409,000	408,243
Cleco Corporate Holdings LLC	3.743%		5/1/2026	2,117,000	2,019,181
Cleveland Electric Illuminating Co.	5.50%		8/15/2024	315,000	314,492
Dominion Energy, Inc.	3.071%	(d)	8/15/2024	1,008,000	987,517

264	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric (continued)
DTE Energy Co.	4.22%	(d)	11/1/2024	$526,000	$517,988
DTE Energy Co.	4.875%		6/1/2028	436,000	427,760
Duke Energy Corp.	2.65%		9/1/2026	80,000	74,488
Evergy Missouri West, Inc.†	5.15%		12/15/2027	843,000	833,590
Eversource Energy	4.75%		5/15/2026	881,000	865,462
Fells Point Funding Trust†	3.046%		1/31/2027	900,000	829,167
FirstEnergy Transmission LLC†	4.35%		1/15/2025	750,000	738,082
ITC Holdings Corp.	3.65%		6/15/2024	1,300,000	1,283,622
ITC Holdings Corp.†	4.95%		9/22/2027	307,000	303,087
Jersey Central Power & Light Co.†	4.70%		4/1/2024	2,234,000	2,225,511
National Grid PLC (United Kingdom)(c)	5.602%		6/12/2028	215,000	216,899
NextEra Energy Capital Holdings, Inc.	4.20%		6/20/2024	78,000	77,275
NextEra Energy Capital Holdings, Inc.	5.749%		9/1/2025	375,000	375,379
NextEra Energy Capital Holdings, Inc.	6.051%		3/1/2025	228,000	228,916
NRG Energy, Inc.†	3.75%		6/15/2024	799,000	787,602
Oncor Electric Delivery Co. LLC†	4.30%		5/15/2028	166,000	160,884
Pacific Gas & Electric Co.	3.15%		1/1/2026	826,592	779,164
Pacific Gas & Electric Co.	3.25%		2/16/2024	800,000	795,147
Pacific Gas & Electric Co.	3.75%		2/15/2024	525,000	521,985
Pennsylvania Electric Co.†	4.15%		4/15/2025	691,000	673,660
Pennsylvania Electric Co.†	5.15%		3/30/2026	871,000	862,222
Public Service Enterprise Group, Inc.	5.85%		11/15/2027	320,000	326,699
Puget Energy, Inc.	3.65%		5/15/2025	897,000	867,115
Southern Co.	4.475%	(d)	8/1/2024	2,424,000	2,398,163
System Energy Resources, Inc.	6.00%		4/15/2028	2,149,000	2,139,989
Vistra Operations Co. LLC†	3.55%		7/15/2024	903,000	884,328
WEC Energy Group, Inc.	5.60%		9/12/2026	304,000	305,861
Total					28,692,175

Electronics 0.48%
Arrow Electronics, Inc.	6.125%		3/1/2026	173,000	172,829
TD SYNNEX Corp.	1.25%		8/9/2024	1,900,000	1,835,372
Total					2,008,201

Engineering & Construction 0.19%
Jacobs Engineering Group, Inc.	6.35%		8/18/2028	768,000	783,971

See Notes to Financial Statements.	265

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Entertainment 0.35%
Warnermedia Holdings, Inc.	3.638%		3/15/2025	$1,043,000	$1,014,922
Warnermedia Holdings, Inc.	3.788%		3/15/2025	170,000	165,731
Warnermedia Holdings, Inc.	6.412%		3/15/2026	268,000	268,265
Total					1,448,918

Environmental Control 0.33%
Veralto Corp.†	5.50%		9/18/2026	1,346,000	1,351,385

Food 0.08%
Conagra Brands, Inc.	5.30%		10/1/2026	324,000	323,234

Gas 1.46%
East Ohio Gas Co.†	1.30%		6/15/2025	1,400,000	1,312,038
National Fuel Gas Co.	5.20%		7/15/2025	750,000	742,271
National Fuel Gas Co.	5.50%		1/15/2026	900,000	899,166
National Fuel Gas Co.	5.50%		10/1/2026	241,000	239,335
NiSource, Inc.	5.25%		3/30/2028	1,554,000	1,553,115
ONE Gas, Inc.	1.10%		3/11/2024	406,000	400,720
Southwest Gas Corp.	5.80%		12/1/2027	883,000	897,171
Total					6,043,816

Hand/Machine Tools 0.36%
Regal Rexnord Corp.†	6.05%		2/15/2026	1,029,000	1,027,497
Regal Rexnord Corp.†	6.05%		4/15/2028	492,000	484,362
Total					1,511,859

Health Care-Products 0.41%
GE HealthCare Technologies, Inc.	5.55%		11/15/2024	800,000	798,219
GE HealthCare Technologies, Inc.	5.60%		11/15/2025	624,000	624,924
Zimmer Biomet Holdings, Inc.(a)	5.35%		12/1/2028	269,000	269,566
Total					1,692,709

Health Care-Services 0.54%
Centene Corp.	2.45%		7/15/2028	713,000	618,544
Centene Corp.	4.25%		12/15/2027	1,720,000	1,625,099
Total					2,243,643

Insurance 4.27%
Brighthouse Financial Global Funding†	6.108% (SOFR + 0.76%	)#	4/12/2024	2,027,000	2,021,495
CNO Global Funding†	1.65%		1/6/2025	1,109,000	1,052,318

266	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Insurance (continued)
Corebridge Global Funding†	5.75%		7/2/2026	$161,000	$160,897
Equitable Financial Life Global Funding†	1.40%		7/7/2025	801,000	745,973
Equitable Financial Life Global Funding†	5.45%		3/3/2028	411,000	406,294
F&G Global Funding†	0.90%		9/20/2024	1,345,000	1,285,601
F&G Global Funding†	5.15%		7/7/2025	1,343,000	1,314,729
Fidelity & Guaranty Life Holdings, Inc.†	5.50%		5/1/2025	1,000,000	984,462
GA Global Funding Trust†	0.80%		9/13/2024	1,081,000	1,034,278
GA Global Funding Trust†	3.85%		4/11/2025	2,033,000	1,980,835
Jackson Financial, Inc.	5.17%		6/8/2027	305,000	296,525
Jackson National Life Global Funding†	1.75%		1/12/2025	300,000	284,901
Jackson National Life Global Funding†	5.50%		1/9/2026	1,861,000	1,844,939
Jackson National Life Global Funding†	6.498% (SOFR + 1.15%	)#	6/28/2024	562,000	562,937
Metropolitan Life Global Funding I†	4.05%		8/25/2025	997,000	974,506
Mutual of Omaha Cos Global Funding†	5.80%		7/27/2026	923,000	931,683
New York Life Global Funding†	4.70%		4/2/2026	311,000	308,097
Protective Life Global Funding†	5.209%		4/14/2026	402,000	397,605
Protective Life Global Funding†	5.366%		1/6/2026	1,103,000	1,102,117
Total					17,690,192

Internet 0.46%
Netflix, Inc.	4.375%		11/15/2026	921,000	908,295
Netflix, Inc.	4.875%		4/15/2028	1,000,000	991,844
Total					1,900,139

Lodging 0.11%
Hyatt Hotels Corp.	1.80%		10/1/2024	218,000	210,757
Hyatt Hotels Corp.	5.75%		1/30/2027	253,000	256,155
Total					466,912

Machinery: Construction & Mining 0.53%
Weir Group PLC (United Kingdom)†(c)	2.20%		5/13/2026	2,375,000	2,179,271

Media 0.27%
Charter Communications Operating LLC/Charter Communications Operating Capital	4.50%		2/1/2024	475,000	473,612
Charter Communications Operating LLC/Charter Communications Operating Capital	6.15%		11/10/2026	655,000	663,374
Total					1,136,986

See Notes to Financial Statements.	267

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Mining 0.59%
Glencore Funding LLC†	4.00%	4/16/2025	$776,000	$757,823
Glencore Funding LLC†	4.625%	4/29/2024	1,693,000	1,682,879
Total				2,440,702

Oil & Gas 3.76%
Continental Resources, Inc.†	2.268%	11/15/2026	2,300,000	2,078,487
Continental Resources, Inc.	3.80%	6/1/2024	1,373,000	1,357,494
Devon Energy Corp.	5.25%	10/15/2027	1,500,000	1,485,797
EQT Corp.	6.125%	2/1/2025	969,000	970,986
Occidental Petroleum Corp.	5.875%	9/1/2025	1,318,000	1,320,686
Occidental Petroleum Corp.	6.375%	9/1/2028	1,500,000	1,546,507
Ovintiv, Inc.	5.375%	1/1/2026	1,300,000	1,292,322
Ovintiv, Inc.	5.65%	5/15/2025	477,000	476,945
PDC Energy, Inc.	5.75%	5/15/2026	2,153,000	2,145,626
Phillips 66 Co.	3.55%	10/1/2026	1,250,000	1,192,539
Suncor Energy, Inc. (Canada)(c)	7.875%	6/15/2026	500,000	529,027
Viper Energy, Inc.†	5.375%	11/1/2027	1,250,000	1,194,017
Total				15,590,433

Pharmaceuticals 0.51%
Bayer U.S. Finance LLC†	6.125%	11/21/2026	2,117,000	2,122,951

Pipelines 0.66%
DCP Midstream Operating LP	5.375%	7/15/2025	581,000	580,472
Enbridge, Inc. (Canada)(c)	5.90%	11/15/2026	226,000	229,948
Enbridge, Inc. (Canada)(c)	6.00%	11/15/2028	190,000	195,406
Energy Transfer LP	5.875%	1/15/2024	500,000	499,971
ONEOK, Inc.	5.55%	11/1/2026	205,000	206,568
ONEOK, Inc.	5.65%	11/1/2028	205,000	206,453
Plains All American Pipeline LP/PAA Finance Corp.	3.60%	11/1/2024	700,000	686,143
Williams Cos., Inc.	5.40%	3/2/2026	115,000	114,955
Total				2,719,916

REITS 1.73%
American Tower Corp.	1.60%	4/15/2026	1,093,000	997,487
American Tower Corp.	3.65%	3/15/2027	1,700,000	1,602,653
Crown Castle, Inc.	4.80%	9/1/2028	206,000	199,130
Crown Castle, Inc.	5.00%	1/11/2028	205,000	200,224
GLP Capital LP/GLP Financing II, Inc.	3.35%	9/1/2024	337,000	330,660
GLP Capital LP/GLP Financing II, Inc.	5.25%	6/1/2025	350,000	344,335

268	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
REITS (continued)
Kite Realty Group Trust	4.00%		3/15/2025	$647,000	$623,645
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	1,600,000	1,548,576
VICI Properties LP/VICI Note Co., Inc.†	4.625%		6/15/2025	1,350,000	1,313,658
Total					7,160,368

Semiconductors 0.34%
Microchip Technology, Inc.	0.972%		2/15/2024	432,000	427,707
Qorvo, Inc.	1.75%		12/15/2024	1,027,000	983,146
Total					1,410,853

Shipbuilding 0.28%
Huntington Ingalls Industries, Inc.	3.844%		5/1/2025	1,186,000	1,154,597

Software 0.08%
Oracle Corp.	2.30%		3/25/2028	358,000	318,539

Telecommunications 0.93%
AT&T, Inc.	5.539%		2/20/2026	984,000	984,299
NBN Co. Ltd. (Australia)†(c)	5.75%		10/6/2028	316,000	324,021
Sprint Capital Corp.	6.875%		11/15/2028	417,000	441,301
T-Mobile USA, Inc.	2.625%		4/15/2026	2,250,000	2,119,666
Total					3,869,287

Trucking & Leasing 0.29%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	6.05%		8/1/2028	1,011,000	1,019,610
SMBC Aviation Capital Finance DAC (Ireland)†(c)	5.45%		5/3/2028	200,000	197,084
Total					1,216,694
Total Corporate Bonds (cost $267,121,507)					266,328,475

FLOATING RATE LOANS(e) 5.58%

Aerospace/Defense 0.48%
RTX Corp. Term Loan	–	(b)	11/6/2026	2,000,000	1,986,260

Biotechnology 0.52%
Biogen, Inc. Term Loan	6.583% (1 mo. USD Term SOFR + 1.25%	)	8/26/2024	2,142,222	2,148,927

Chemicals 0.10%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	7.093% (3 mo. USD Term SOFR + 1.63%	)	2/1/2024	432,000	429,840

See Notes to Financial Statements.	269

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 1.05%
Delos Aircraft Designated Activity Co. Term Loan (Ireland)(c)	7.402% (3 mo. USD Term SOFR + 2.00%	)	10/31/2027	$1,060,051	$1,064,026
Intercontinental Exchange, Inc. Delayed Draw Term Loan	–	(b)	5/24/2024	3,276,000	3,273,953
Total					4,337,979

Health Care Products 0.02%
Baxter International, Inc. 2021 Delayed Draw Term Loan Tranche 1	6.468% (1 mo. USD Term SOFR + 1.13%	)	9/30/2024	102,826	103,019

Health Care Services 0.44%
HCA, Inc. 2021 Term Loan A	6.823% (1 mo. USD Term SOFR + 1.38%	)	6/30/2026	1,829,866	1,829,866

Health Services 0.24%
IQVIA, Inc. 2022 Term Loan A2	6.698% (1 mo. USD Term SOFR + 1.25%	)	6/16/2027	986,842	977,383

Lodging 0.72%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	3,000,000	3,000,630

Media 0.67%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	4/30/2025	2,781,178	2,783,931

Pipelines 0.10%
Targa Resources Corp. Term Loan	6.718% (1 mo. USD Term SOFR + 1.38%	)	7/11/2025	391,667	393,380

Real Estate Investment Trusts 0.35%
Invitation Homes Operating Partnership LP 2020 Term Loan A	6.448% (1 mo. USD Term SOFR + 1.00%	)	1/31/2025	1,476,388	1,467,161

Regional 0.23%
Seminole Tribe of Florida 2022 Term Loan A	6.498% (1 mo. USD Term SOFR + 1.00%	)	5/13/2027	972,222	960,677	(f)

270	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 0.20%
KFC Holding Co. 2021 Term Loan B	–	(b)	3/15/2028	$807,928	$808,434

Software 0.46%
Atlassian U.S., Inc. Delayed Draw Term Loan(g)	–	(b)	10/28/2025	1,000,000	996,875
Open Text Corp. Term Loan B (Canada)(c)	7.198% (1 mo. USD Term SOFR + 1.75%	)	5/30/2025	895,263	897,103
Total					1,893,978
Total Floating Rate Loans (cost $23,178,081)					23,121,465

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.91%

Japan
Development Bank of Japan, Inc.† (cost $3,788,254)	1.25%		10/20/2026	4,176,000	3,777,909

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.00%
Government National Mortgage Association Series 2014-112 Class A (Cost $6,908)	3.00%	#(h)	1/16/2048	6,838	5,970

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.52%
Angel Oak Mortgage Trust Series 2020-6 Class A1†	1.261%	#(h)	5/25/2065	68,809	58,839
BBCMS Mortgage Trust Series 2020-C7 Class A2	2.021%		4/15/2053	250,000	224,172
Benchmark Mortgage Trust Series 2021 B23 Class A2	1.62%		2/15/2054	220,000	195,976
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.87% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035	940,000	929,767
BX Commercial Mortgage Trust Series 2019-IMC Class A†	6.369% (1 mo. USD Term SOFR + 1.05%	)#	4/15/2034	686,000	680,851
BX Commercial Mortgage Trust Series 2020-VKNG Class A†	6.367% (1 mo. USD Term SOFR + 1.04%	)#	10/15/2037	512,850	508,202
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class AAB	2.944%		2/10/2048	1,612	1,592
Citigroup Commercial Mortgage Trust Series 2018-B2 Class A2	3.788%		3/10/2051	3,090	3,082
Commercial Mortgage Pass-Through Certificates Series 2014-UBS3 Class A4	3.819%		6/10/2047	107,000	105,446
Credit Suisse Mortgage Capital Certificates Trust Series 2020-NQM1 Class A1†	1.208	%(d)	5/25/2065	74,178	66,345
Ellington Financial Mortgage Trust Series 2020-1 Class A1†	2.006%	#(h)	5/25/2065	13,847	13,332

See Notes to Financial Statements.	271

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2023-DNA2 Class M1A†	7.429% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	$798,074	$808,494
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA4 Class M1†	6.278% (30 day USD SOFR Average + 0.95%	)#	12/25/2041	503,457	497,994
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA1 Class M1A†	6.328% (30 day USD SOFR Average + 1.00%	)#	1/25/2042	661,986	658,958
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01 Class 1M1†	6.328% (30 day USD SOFR Average + 1.00%	)#	12/25/2041	391,694	389,964
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.729% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	434,336	442,012
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.828% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	623,917	632,817
Fontainebleau Miami Beach Trust Series 2019-FBLU Class A†	3.144%		12/10/2036	500,000	481,410
GCAT Trust Series 2020-NQM2 Class A1†	1.555%(d)		4/25/2065	36,335	32,984
Great Wolf Trust Series 2019-WOLF Class A†	6.472% (1 mo. USD Term SOFR + 1.15%	)#	12/15/2036	550,000	546,259
GS Mortgage Securities Corp. Trust Series 2019-70P Class XCP†	Zero Coupon	#(h)	10/15/2036	21,863,000	409
GS Mortgage Securities Corp. Trust Series 2019-SMP Class XCP†	Zero Coupon	#(h)	8/15/2032	10,130,600	216
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	5/15/2026	270,000	238,638
GS Mortgage Securities Trust Series 2015-GC34 Class A4	3.506%		10/10/2048	225,000	212,307
GS Mortgage Securities Trust Series 2016-GS2 Class A4	3.05%		5/10/2049	425,000	396,398
HMH Trust Series 2017-NSS Class C†	3.787%		7/5/2031	28,000	22,698	(i)
HONO Mortgage Trust Series 2021-LULU Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	10/15/2036	450,000	431,057

272	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class A†	6.64% (1 mo. USD Term SOFR + 1.32%	)#	11/15/2035	$48,000	$46,160
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class B†	6.97% (1 mo. USD Term SOFR + 1.65%	)#	11/15/2035	12,000	10,820
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class C†	7.32% (1 mo. USD Term SOFR + 2.00%	)#	11/15/2035	12,000	9,620
JP Morgan Chase Commercial Mortgage
Securities Trust Series 2019-ICON Class A†	3.884%		1/5/2034	352,799	343,449
MSCG Trust Series 2015-ALDR Class A1†	2.612%		6/7/2035	13,053	12,332
Ready Capital Mortgage Financing LLC Series 2021-FL6 Class A†	6.407% (1 mo. USD Term SOFR + 1.06%	)#	7/25/2036	503,396	490,812
SMRT Commercial Mortgage Trust Series 2022-MINI Class A†	6.323% (1 mo. USD Term SOFR + 1.00%	)#	1/15/2039	630,000	614,620
Verus Securitization Trust Series 2020-4 Class A1†	1.502%	(d)	5/25/2065	36,902	34,398
Verus Securitization Trust Series 2020-5 Class A1†	1.218%	(d)	5/25/2065	75,845	69,764
Verus Securitization Trust Series 2020-INV1 Class A1†	1.977%	#(h)	3/25/2060	6,942	6,858
Vista Point Securitization Trust Series 2020-2 Class A1†	1.475%	#(h)	4/25/2065	27,956	25,230
Wells Fargo Commercial Mortgage Trust Series 2015-C26 Class AS	3.58%		2/15/2048	40,000	38,079
WF-RBS Commercial Mortgage Trust Series 2014-C20 Class A5	3.995%		5/15/2047	140,000	137,949
Total Non-Agency Commercial Mortgage-Backed Securities (cost $10,777,754)					10,420,310

U.S. TREASURY OBLIGATIONS 2.64%
U.S. Treasury Inflation-Indexed Notes(j)	0.25%		1/15/2025	2,293,406	2,214,545
U.S. Treasury Notes	4.375%		8/15/2026	3,962,000	3,947,762
U.S. Treasury Notes	4.875%		10/31/2028	4,655,000	4,769,920
Total U.S. Treasury Obligations (cost $10,920,043)					10,932,227
Total Long-Term Investments (cost $410,739,200)					408,735,530

See Notes to Financial Statements.	273

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.96%

COMMERCIAL PAPER 1.66%

Pharmaceuticals 0.47%
Bayer Corp.†	6.373%	7/9/2024	$1,000,000	$964,033
Bayer Corp.†	6.385%	7/9/2024	1,000,000	964,034
Total				1,928,067

Pipelines 1.19%
Energy Transfer LP	5.831%	12/1/2023	4,943,000	4,943,000
Total Commercial Paper (cost $6,870,254)				6,871,067

REPURCHASE AGREEMENTS 1.30%
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $1,845,500 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $1,692,237; proceeds: $1,659,110 (cost $1,658,980)			1,658,980	1,658,980
Repurchase Agreement dated 11/30/2023, 5.380% due 12/1/2023 with JPMorgan Securities LLC collateralized by $3,811,000 of U.S. Treasury Note at 4.375% due 11/30/2028; value: $3,826,531; proceeds: $3,750,560 (cost $3,750,000)			3,750,000	3,750,000
Total Repurchase Agreements (cost $5,408,980)				5,408,980
Total Short-Term Investments (cost $12,279,234)				12,280,047
Total Investments in Securities 101.66% (cost $423,018,434)				421,015,577
Less Unfunded Loan Commitments (0.24%) (cost $985,000)				(996,875)
Net Investments in Securities 101.42% (cost $422,033,434)				420,018,702
Other Assets and Liabilities – Net(k) (1.42)%				(5,879,800)
Net Assets 100.00%				$414,138,902

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $198,365,566, which represents 47.90% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Interest Rate to be determined.
(c)	Foreign security traded in U.S. dollars.
(d)	Step Bond – Security with a predetermined schedule of interest rate changes.

274	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2023

(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(f)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(g)	Security partially/fully unfunded. See Note (2(o)).
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(j)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index. (k) Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swap contracts as follows:

Centrally Cleared Interest Rate Swap Contracts at November 30, 2023:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs(1)	3.872%	12-Month USD SOFR Index	5/31/2028	$10,875,000	$31,959

(1)	Central clearinghouse: Chicago Mercantile Exchange (CME).

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	2.079%	CPI Urban Consumer NSA	7/15/2024	$920,000	$2,855
Goldman Sachs	2.285%	CPI Urban Consumer NSA	7/15/2025	920,000	1,921
Goldman Sachs	2.548%	CPI Urban Consumer NSA	3/27/2025	1,800,000	4,909
Goldman Sachs	2.744%	CPI Urban Consumer NSA	1/15/2024	920,000	4,077
Goldman Sachs	2.750%	CPI Urban Consumer NSA	3/24/2024	1,800,000	8,196
Goldman Sachs	4.145%	CPI Urban Consumer NSA	4/15/2024	1,205,569	12,260
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$34,218

NSA Non-seasonally adjusted

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	817	Long	$166,509,860	$167,044,587	$534,727

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2024	192	Short	$(20,478,362)	$(20,515,500)	$(37,138)

See Notes to Financial Statements.	275

Schedule of Investments (concluded)

SHORT DURATION CORE BOND FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$94,149,174	$–	$94,149,174
Corporate Bonds	–	266,328,475	–	266,328,475
Floating Rate Loans
Regional	–	–	960,677	960,677
Remaining Industries	–	22,160,788	–	22,160,788
Less Unfunded Commitments	–	(996,875)	–	(996,875)
Foreign Government Obligations	–	3,777,909	–	3,777,909
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	5,970	–	5,970
Non-Agency Commercial Mortgage-Backed Securities	–	10,397,612	22,698	10,420,310
U.S. Treasury Obligations	–	10,932,227	–	10,932,227
Short-Term Investments
Commercial Paper	–	6,871,067	–	6,871,067
Repurchase Agreements	–	5,408,980	–	5,408,980
Total	$–	$419,035,327	$983,375	$420,018,702
Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$31,959	$–	$31,959
Liabilities	–	–	–	–
Centrally Cleared CPI Swap Contracts
Assets	–	34,218	–	34,218
Liabilities	–	–	–	–
Futures Contracts
Assets	534,727	–	–	534,727
Liabilities	(37,138)	–	–	(37,138)
Total	$497,589	$66,177	$–	$563,766

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

276	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 98.87%

ASSET-BACKED SECURITIES 25.27%

Automobiles 9.14%
Ally Auto Receivables Trust Series 2023-1 Class A3	5.46%	5/15/2028	$40,980,000	$41,036,831
Americredit Automobile Receivables Trust Series 2022-2 Class C	5.32%	4/18/2028	20,175,000	19,880,897
Americredit Automobile Receivables Trust Series 2023-1 Class A2A	5.84%	10/19/2026	89,785,217	89,695,719
Americredit Automobile Receivables Trust Series 2023-1 Class A3	5.62%	11/18/2027	70,765,000	70,600,910
Americredit Automobile Receivables Trust Series 2023-1 Class B	5.57%	3/20/2028	27,795,000	27,677,894
Americredit Automobile Receivables Trust Series 2023-1 Class C	5.80%	12/18/2028	27,200,000	26,911,588
Americredit Automobile Receivables Trust Series 2023-A2 Class A2	6.19%	4/19/2027	21,215,000	21,265,163
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A Class A†	4.00%	3/20/2025	14,669,333	14,623,738
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A Class D†	3.04%	3/20/2025	39,333,333	38,849,865
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A Class A†	2.36%	3/20/2026	45,121,000	43,363,785
Avis Budget Rental Car Funding AESOP LLC Series 2020-2A Class A†	2.02%	2/20/2027	22,560,000	20,831,241
BMW Vehicle Lease Trust Series 2023-1 Class A3	5.16%	11/25/2025	37,725,000	37,581,751
Capital One Prime Auto Receivables Trust Series 2022-2 Class A2A	3.74%	9/15/2025	38,401,197	38,179,488
Capital One Prime Auto Receivables Trust Series 2022-2 Class A3	3.66%	5/17/2027	127,880,000	124,547,741
Capital One Prime Auto Receivables Trust Series 2023-1 Class A2	5.20%	5/15/2026	49,759,850	49,601,997
Capital One Prime Auto Receivables Trust Series 2023-1 Class A3	4.87%	2/15/2028	72,135,000	71,588,606
CarMax Auto Owner Trust Series 2020-2 Class A4	2.05%	5/15/2025	13,938,660	13,853,208
CarMax Auto Owner Trust Series 2023-1 Class A3	4.75%	10/15/2027	64,375,000	63,499,751
CarMax Auto Owner Trust Series 2023-3 Class A2A	5.72%	11/16/2026	98,780,000	98,768,502
CarMax Auto Owner Trust Series 2023-3 Class A3	5.28%	5/15/2028	57,140,000	57,181,484
Carvana Auto Receivables Trust Series 2021-N1 Class A	0.70%	1/10/2028	9,303,130	8,853,231
Carvana Auto Receivables Trust Series 2022-P1 Class A3	3.35%	2/10/2027	179,950,000	175,958,421

See Notes to Financial Statements.	277

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Carvana Auto Receivables Trust Series 2022-P2 Class A4	4.68%	2/10/2028	$50,912,000	$49,856,263
Carvana Auto Receivables Trust Series 2022-P3 Class A3	4.61%	11/10/2027	41,409,000	40,790,018
Citizens Auto Receivables Trust Series 2023-2 Class A2A†	6.09%	10/15/2026	51,585,000	51,650,626
CPS Auto Receivables Trust Series 2019-B Class E†	5.00%	3/17/2025	1,482,094	1,481,169
CPS Auto Receivables Trust Series 2020-A Class E†	4.09%	12/15/2025	9,438,678	9,367,899
Credit Acceptance Auto Loan Trust Series 2021-3A Class A†	1.00%	5/15/2030	24,714,134	24,322,921
Drive Auto Receivables Trust Series 2019-4 Class D	2.70%	2/16/2027	16,699,084	16,676,816
Drive Auto Receivables Trust Series 2021-1 Class C	1.02%	6/15/2027	9,340,112	9,266,879
Enterprise Fleet Financing LLC Series 2020-2 Class A2†	0.61%	7/20/2026	4,630,535	4,603,379
Enterprise Fleet Financing LLC Series 2022-3 Class A2†	4.38%	7/20/2029	32,473,671	31,969,706
Enterprise Fleet Financing LLC Series 2023-1 Class A2†	5.51%	1/22/2029	51,400,000	51,173,347
Exeter Automobile Receivables Trust Series 2021-2A Class C	0.98%	6/15/2026	13,528,692	13,350,639
Exeter Automobile Receivables Trust Series 2021-2A Class D	1.40%	4/15/2027	9,635,000	9,000,678
Exeter Automobile Receivables Trust Series 2021-3A Class E†	3.04%	12/15/2028	40,830,000	36,509,508
Exeter Automobile Receivables Trust Series 2022-3A Class A3	4.21%	1/15/2026	12,923,216	12,908,552
Exeter Automobile Receivables Trust Series 2022-3A Class B	4.86%	12/15/2026	51,653,000	51,386,496
First Investors Auto Owners Trust Series 2022-2A Class A†	6.26%	7/15/2027	73,177,122	73,342,810
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	96,258,000	93,542,610
Ford Credit Auto Owner Trust Series 2019-1 Class A†	3.52%	7/15/2030	89,401,000	89,152,617
Ford Credit Auto Owner Trust Series 2020-C Class A3	0.41%	7/15/2025	16,440,045	16,239,554
Ford Credit Auto Owner Trust Series 2022-1 Class A†	3.88%	11/15/2034	115,555,000	110,491,241
Ford Credit Auto Owner Trust Series REV1 2021-1 Class A†	1.37%	10/17/2033	36,875,000	33,481,110
GLS Auto Receivables Issuer Trust Series 2022-3A Class A2†	4.59%	5/15/2026	13,271,897	13,211,177

278	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
GLS Auto Receivables Issuer Trust Series 2023-3A Class A2†	6.04%	3/15/2027	$58,765,000	$58,722,954
GM Financial Automobile Leasing Trust Series 2022-2 Class A3	3.42%	6/20/2025	90,243,205	89,580,648
GM Financial Automobile Leasing Trust Series 2022-3 Class A2A	4.01%	10/21/2024	12,166,303	12,152,001
GM Financial Automobile Leasing Trust Series 2022-3 Class A3	4.01%	9/22/2025	121,646,000	120,560,772
GM Financial Automobile Leasing Trust Series 2023-1 Class A2A	5.27%	6/20/2025	28,386,990	28,324,684
GM Financial Automobile Leasing Trust Series 2023-1 Class A3	5.16%	4/20/2026	59,670,000	59,439,340
GM Financial Automobile Leasing Trust Series 2023-2 Class A3	5.05%	7/20/2026	35,855,000	35,584,972
GM Financial Automobile Leasing Trust Series 2023-3 Class A3	5.38%	11/20/2026	42,850,000	42,760,246
Hertz Vehicle Financing III LP Series 2021-2A Class A†	1.68%	12/27/2027	120,499,000	107,035,153
Hertz Vehicle Financing LLC Series 2021-1A Class A†	1.21%	12/26/2025	91,200,000	87,571,836
Hertz Vehicle Financing LLC Series 2021-1A Class D†	3.98%	12/26/2025	25,000,000	23,818,703
Honda Auto Receivables Owner Trust Series 2023-1 Class A2	5.22%	10/21/2025	33,044,777	32,964,425
Hyundai Auto Lease Securitization Trust Series 2022-C Class A2A†	4.34%	1/15/2025	30,100,694	30,016,162
LAD Auto Receivables Trust Series 2023-1A Class A2†	5.68%	10/15/2026	30,932,988	30,867,881
NextGear Floorplan Master Owner Trust Series 2023-1A Class A2†	5.74%	3/15/2028	92,980,000	93,363,431
Nissan Auto Lease Trust Series 2022-A Class A3	3.81%	5/15/2025	66,631,342	66,258,759
OneMain Direct Auto Receivables Trust Series 2021-1A Class A†	0.87%	7/14/2028	112,216,546	107,225,782
Prestige Auto Receivables Trust Series 2022-1A Class A2†	5.90%	7/15/2025	19,500,989	19,488,127
Prestige Auto Receivables Trust Series 2022-1A Class A3†	6.09%	5/15/2026	22,620,000	22,552,597
Santander Drive Auto Receivables Trust Series 2022-6 Class B	4.72%	6/15/2027	7,500,000	7,376,351
Santander Drive Auto Receivables Trust Series 2022-6 Class C	4.96%	11/15/2028	5,600,000	5,472,603

See Notes to Financial Statements.	279

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust Series 2023-3 Class A2	6.08%		8/17/2026	$83,369,662	$83,440,401
Santander Drive Auto Receivables Trust Series 2023-3 Class A3	5.61%		10/15/2027	41,800,000	41,745,213
Santander Retail Auto Lease Trust Series 2021-C Class A3†	0.50%		3/20/2025	918,688	916,701
SBNA Auto Lease Trust Series 2023-A Class A3†	6.51%		4/20/2027	106,755,000	107,714,770
Tesla Auto Lease Trust Series 2023-A Class A2†	5.86%		8/20/2025	86,130,000	86,147,777
Tesla Auto Lease Trust Series 2023-A Class A3†	5.89%		6/22/2026	74,940,000	74,872,232
Toyota Auto Loan Extended Note Trust Series 2020-1A Class A†	1.35%		5/25/2033	29,655,000	27,854,986
Tricolor Auto Securitization Trust Series 2023-1A Class A†	6.48%		8/17/2026	15,467,478	15,438,791
Westlake Automobile Receivables Trust Series 2021-2A Class C†	0.89%		7/15/2026	53,150,000	51,935,921
Westlake Automobile Receivables Trust Series 2022-2A Class A2A†	5.87%		7/15/2026	114,823,616	114,742,941
Westlake Automobile Receivables Trust Series 2022-2A Class B†	6.14%		3/15/2028	35,330,000	35,295,129
Westlake Automobile Receivables Trust Series 2022-2A Class C†	4.85%		9/15/2027	23,985,000	23,610,515
Westlake Automobile Receivables Trust Series 2023-1A Class A2A†	5.51%		6/15/2026	62,412,986	62,310,978
Westlake Automobile Receivables Trust Series 2023-3A Class A2A†	5.96%		10/15/2026	140,590,000	140,673,201
Total					3,945,964,809

Credit Card 1.67%
American Express Credit Account Master Trust Series 2022-2 Class A	3.39%		5/15/2027	48,807,000	47,480,987
Capital One Multi-Asset Execution Trust Series 2022-A2 Class A	3.49%		5/15/2027	158,629,000	154,391,940
Citibank Credit Card Issuance Trust Series 2017-A6 Class A6	6.207% (1 mo. USD Term SOFR + 0.88%	)#	5/14/2029	26,080,000	26,145,682
Discover Card Execution Note Trust Series 2022-A3 Class A3	3.56%		7/15/2027	102,606,000	99,723,767
Discover Card Execution Note Trust Series 2022-A4 Class A	5.03%		10/15/2027	123,665,000	123,223,776
Discover Card Execution Note Trust Series 2023-A2 Class A	4.93%		6/15/2028	139,970,000	139,419,246

280	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card (continued)
Newday Funding Master Issuer PLC Series 2021-1A Class A2†	6.427% (SOFR + 1.10%	)#	3/15/2029	$19,600,000	$19,608,070
Perimeter Master Note Business Trust Series 2021-1A Class A†	3.19%		12/15/2026	46,000,000	42,056,516
Synchrony Card Funding LLC Series 2023-A1 Class A	5.54%		7/15/2029	70,348,000	70,756,877
Total					722,806,861

Other 13.68%
ACAM Ltd. Series 2019-FL1 Class A†	6.844% (1 mo. USD Term SOFR + 1.51%	)#	11/17/2034	2,436,439	2,431,226
ACAM Ltd. Series 2019-FL1 Class AS†	7.194% (1 mo. USD Term SOFR + 1.86%	)#	11/17/2034	25,000,000	24,863,290
ACREC Ltd. Series 2021-FL1 Class A†	6.594% (1 mo. USD Term SOFR + 1.26%	)#	10/16/2036	74,966,347	73,257,115
Affirm Asset Securitization Trust Series 2022-A Class 1A†	4.30%		5/17/2027	30,000,000	29,430,594
Affirm Asset Securitization Trust Series 2022-X1 Class A†	1.75%		2/15/2027	5,109,497	5,026,004
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	70,370,000	70,899,267
AIMCO CLO Series 2018-BA Class AR†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	1/15/2032	69,000,000	69,032,941
AMMC CLO Ltd. Series 2020-23A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.30%	)#	10/17/2031	116,150,000	115,986,107
Anchorage Capital CLO 3-R Ltd. Series 2014-3RA Class A†	6.702% (3 mo. USD Term SOFR + 1.31%	)#	1/28/2031	23,590,026	23,583,169
Anchorage Capital CLO 4-R Ltd. Series 2014-4RA Class A†	6.702% (3 mo. USD Term SOFR + 1.31%	)#	1/28/2031	30,010,779	29,961,103
Apidos CLO XXII Ltd. Series 2015-22A Class A1R†	6.737% (3 mo. USD Term SOFR + 1.32%	)#	4/20/2031	77,468,252	77,399,516
Apidos CLO XXXI Ltd. Series 2019-31A Class A1R†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	4/15/2031	86,400,000	86,191,223
Aqua Finance Trust Series 2019-A Class A†	3.14%		7/16/2040	8,859,304	8,279,553
Aqua Finance Trust Series 2021-A Class A†	1.54%		7/17/2046	58,698,656	51,891,461
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2 Class A†	6.537% (1 mo. USD Term SOFR + 1.21%	)#	5/15/2036	37,530,000	37,106,849

See Notes to Financial Statements.	281

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3 Class A†	6.507% (1 mo. USD Term SOFR + 1.18%	)#	8/15/2034	$53,700,000	$52,645,182
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4 Class A†	6.787% (1 mo. USD Term SOFR + 1.46%	)#	11/15/2036	95,447,500	93,973,409
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 Class A†	6.774% (30 day USD SOFR Average + 1.45%	)#	1/15/2037	69,250,000	68,052,324
Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL2 Class A†	7.173% (1 mo. USD Term SOFR + 1.85%	)#	5/15/2037	65,730,000	64,693,661
ARES L CLO Ltd. Series 2018-50A Class AR†	6.706% (3 mo. USD Term SOFR + 1.31%	)#	1/15/2032	117,390,000	117,337,388
Bain Capital Credit CLO Ltd. Series 2017-1A Class A1R†	6.647% (3 mo. USD Term SOFR + 1.23%	)#	7/20/2030	73,932,996	73,813,325
Bain Capital Credit CLO Ltd. Series 2020-5A Class A1†	6.897% (3 mo. USD Term SOFR + 1.48%	)#	1/20/2032	72,770,000	72,525,437
Ballyrock CLO Ltd. Series 2019-1A Class A1R†	6.686% (3 mo. USD Term SOFR + 1.29%	)#	7/15/2032	138,960,000	138,341,517
Barings CLO Ltd. Series 2019-3A Class A1R†	6.747% (3 mo. USD Term SOFR + 1.33%	)#	4/20/2031	7,210,000	7,199,546
BDS Ltd. Series 2021-FL7 Class A†	6.516% (1 mo. USD Term SOFR + 1.18%	)#	6/16/2036	33,663,799	33,050,578
Benefit Street Partners CLO IV Ltd. Series 2014-IVA Class ARRR†	6.857% (3 mo. USD Term SOFR + 1.44%	)#	1/20/2032	77,740,000	77,759,125
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA Class A1A†	6.767% (3 mo. USD Term SOFR + 1.35%	)#	4/20/2031	40,481,013	40,402,075
BlueMountain Fuji U.S. CLO I Ltd. Series 2017-1A Class A1R†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2029	60,065,342	59,945,903
BSPRT Issuer Ltd. Series 2021-FL7 Class A†	6.757% (1 mo. USD Term SOFR + 1.43%	)#	12/15/2038	52,590,000	51,678,496
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class AR3†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2031	73,255,614	73,090,789
Carlyle U.S. CLO Ltd. Series 2017-2A Class A1R†	6.727% (3 mo. USD Term SOFR + 1.31%	)#	7/20/2031	61,003,032	60,942,029

282	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
Carlyle U.S. CLO Ltd. Series 2017-3A Class A1AR†	6.577% (3 mo. USD Term SOFR + 1.16%	)#	7/20/2029		$20,664,222	$20,599,607
Carlyle U.S. CLO Ltd. Series 2019-1A Class A1AR†	6.757% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2031		107,000,000	106,786,235
Cedar Funding X CLO Ltd. Series 2019-10A Class AR†	6.777% (3 mo. USD Term SOFR + 1.36%	)#	10/20/2032		10,610,000	10,562,268
Cedar Funding XIV CLO Ltd. Series 2021-14A Class A†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	7/15/2033		96,630,000	96,614,651
CF Hippolyta Issuer LLC Series 2021-1A Class A1†	1.53%		3/15/2061		37,697,902	33,278,962
CIFC Funding Ltd. Series 2013-2A Class A1L2†	6.657% (3 mo. USD Term SOFR + 1.26%	)#	10/18/2030		35,489,386	35,454,269
CIFC Funding Ltd. Series 2021-4A Class A†	6.706% (3 mo. USD Term SOFR + 1.31%	)#	7/15/2033		46,100,000	45,979,199
CNH Equipment Trust Series 2022-B Class A2	3.94%		12/15/2025		20,654,528	20,526,660
Dell Equipment Finance Trust Series 2023-2 Class A2†	5.84%		1/22/2029		16,150,000	16,146,237
Dryden 113 CLO Ltd. Series 2022-113A Class A1R†	7.046% (3 mo. USD Term SOFR + 1.63%	)#	10/20/2035		42,490,000	42,447,510
Dryden 55 CLO Ltd. Series 2018-55A Class A1†	6.676% (3 mo. USD Term SOFR + 1.28%	)#	4/15/2031		19,493,326	19,465,488
Dryden CLO Ltd. Series 2019-72A Class AR†	6.721% (3 mo. USD Term SOFR + 1.34%	)#	5/15/2032		61,070,000	60,821,702
Dryden Senior Loan Fund Series 2017-47A Class A1R†	6.636% (3 mo. USD Term SOFR + 1.24%	)#	4/15/2028		54,167,951	54,088,791
Elmwood CLO Ltd. Series 2022-5A Class AR†	7.053% (3 mo. USD Term SOFR + 1.65%	)#	7/17/2033		68,650,000	68,667,162
Elmwood CLO VII Ltd. Series 2020-4A Class AR†	7.054% (3 mo. USD Term SOFR + 1.63%	)#	1/17/2034		67,120,000	67,205,879
Elmwood CLO X Ltd. Series 2021-3A Class A†	6.717% (3 mo. USD Term SOFR + 1.30%	)#	10/20/2034		24,360,000	24,317,370
Fairstone Financial Issuance Trust Series I 2020-1A Class A†(a)	2.509%		10/20/2039	CAD	34,051,915	24,186,702
Galaxy XIX CLO Ltd. Series 2015-19A Class A1RR†	6.61% (3 mo. USD Term SOFR + 1.21%	)#	7/24/2030		$47,769,949	47,686,557
Greystone CRE Notes Ltd. Series 2021-FL3 Class A†	6.457% (1 mo. USD Term SOFR + 1.13%	)#	7/15/2039		89,220,000	87,809,759
Greywolf CLO VII Ltd. Series 2018-2A Class A1†	6.856% (3 mo. USD Term SOFR + 1.44%	)#	10/20/2031		37,250,000	37,275,900

See Notes to Financial Statements.	283

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. Series 2017-2A Class A2†	7.364% (3 mo. USD Term SOFR + 1.96%	)#	1/17/2030	$23,027,000	$23,074,386
HGI CRE CLO Ltd. Series 2021-FL2 Class A†	6.444% (1 mo. USD Term SOFR + 1.11%	)#	9/17/2036	14,538,248	14,223,283
HPEFS Equipment Trust Series 2023-1A Class A2†	5.43%		8/20/2025	88,208,822	87,894,013
KKR CLO Ltd. Series 24 Class A1R†	6.757% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2032	130,540,000	130,044,543
KKR CLO Ltd. Series 30A Class A1R†	6.684% (3 mo. USD Term SOFR + 1.28%	)#	10/17/2031	18,250,000	18,213,500
KREF Ltd. Series 2021-FL2 Class A†	6.514% (1 mo. USD Term SOFR + 1.18%	)#	2/15/2039	74,690,000	72,641,412
LCM XXII Ltd. Series 22A Class A1R†	6.837% (3 mo. USD Term SOFR + 1.42%	)#	10/20/2028	4,587,714	4,591,899
Lendmark Funding Trust Series 2021-1A Class A†	5.12%		7/20/2032	82,215,000	80,865,309
Lendmark Funding Trust Series 2021-2A Class A†	2.00%		4/20/2032	137,050,000	119,172,335
Lendmark Funding Trust Series 2023-1A Class A†	5.59%		5/20/2033	36,380,000	36,021,224
LMREC, Inc. Series 2019-CRE3 Class A†	6.857% (1 mo. USD Term SOFR + 1.51%	)#	12/22/2035	1,557,587	1,558,136
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.875% (30 day USD SOFR Average + 1.55%	)#	1/17/2037	73,740,000	72,357,375
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029	13,045,495	13,003,098
Madison Park Funding XVII Ltd. Series 2015-17A Class AR2†	6.674% (3 mo. USD Term SOFR + 1.26%	)#	7/21/2030	44,972,556	44,833,141
Madison Park Funding XXV Ltd. Series 2017-25A Class A1R†	6.61% (3 mo. USD Term SOFR + 1.23%	)#	4/25/2029	51,198,685	51,019,941
Magnetite VII Ltd. Series 2012-7A Class A1R2†	6.456% (3 mo. USD Term SOFR + 1.06%	)#	1/15/2028	22,665,111	22,623,761
Magnetite XXII Ltd. Series 2019-22A Class AR†	6.716% (3 mo. USD Term SOFR + 1.32%	)#	4/15/2031	47,750,000	47,590,684
Magnetite Xxix Ltd. Series 2021-29A Class A†	6.646% (3 mo. USD Term SOFR + 1.25%	)#	1/15/2034	79,670,000	79,546,799
Mariner Finance Issuance Trust Series 2021-BA Class A†	2.10%		11/20/2036	64,135,000	56,843,588
MF1 LLC Series 2022-FL9 Class A†	7.483% (1 mo. USD Term SOFR + 2.15%	)#	6/19/2037	61,970,000	61,912,678
MF1 Ltd. Series 2021-FL6 Class AS†	6.894% (1 mo. USD Term SOFR + 1.56%	)#	7/16/2036	38,020,000	37,175,232

284	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
MF1 Ltd. Series 2021-FL7 Class A†	6.526% (1 mo. USD Term SOFR + 1.19%	)#	10/16/2036	$46,543,364	$45,627,042
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029	15,655,859	15,661,496
Mountain View CLO LLC Series 2017-1A Class BR†	7.406% (3 mo. USD Term SOFR + 2.01%	)#	10/16/2029	36,501,623	36,473,278
New Economy Assets Phase 1 Sponsor LLC Series 2021-1 Class A1†	1.91%		10/20/2061	65,180,000	56,423,790
New Economy Assets Phase 1 Sponsor LLC Series 2021-1 Class B1†	2.41%		10/20/2061	28,890,000	24,540,550
Newark BSL CLO 1 Ltd. Series 2016-1A Class A1R†	6.749% (3 mo. USD Term SOFR + 1.36%	)#	12/21/2029	53,407,126	53,324,345
Newark BSL CLO 2 Ltd. Series 2017-1A Class A1R†	6.61% (3 mo. USD Term SOFR + 1.23%	)#	7/25/2030	43,043,537	42,970,107
OCP CLO Ltd. Series 2019-17A Class A1R†	6.717% (3 mo. USD Term SOFR + 1.30%	)#	7/20/2032	122,730,000	122,261,851
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A1R†	6.677% (3 mo. USD Term SOFR + 1.26%	)#	3/17/2030	30,413,250	30,371,175
Octagon Investment Partners 32 Ltd. Series 2017-1A Class A1R†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	96,476,846	96,286,889
Octagon Investment Partners 49 Ltd. Series 2020-5A Class A1†	6.876% (3 mo. USD Term SOFR + 1.48%	)#	1/15/2033	44,600,000	44,550,368
Octagon Investment Partners XIV Ltd. Series 2012-1A Class AARR†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	25,071,899	25,030,532
Octagon Investment Partners XXI Ltd. Series 2014-1A Class AAR3†	6.639% (3 mo. USD Term SOFR + 1.26%	)#	2/14/2031	73,440,000	73,210,366
OneMain Financial Issuance Trust Series 2018-2A Class A†	3.57%		3/14/2033	3,487,064	3,452,683
OneMain Financial Issuance Trust Series 2019-2A Class A†	3.14%		10/14/2036	75,865,000	69,590,737
OneMain Financial Issuance Trust Series 2020-2A Class A†	1.75%		9/14/2035	20,954,000	19,008,457
OneMain Financial Issuance Trust Series 2020-2A Class C†	2.76%		9/14/2035	14,375,000	12,565,199
OneMain Financial Issuance Trust Series 2021-1A Class A1†	1.55%		6/16/2036	18,050,000	15,931,141

See Notes to Financial Statements.	285

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
OneMain Financial Issuance Trust Series 2021-3A Class A†	5.94%		5/15/2034	$105,705,000	$105,336,967
Orange Lake Timeshare Trust Series 2019-A Class A†	3.06%		4/9/2038	3,633,948	3,508,039
OZLM XVII Ltd. Series 2017-17A Class A1†	6.927% (3 mo. USD Term SOFR + 1.51%	)#	7/20/2030	9,668,702	9,682,604
Pagaya AI Debt Trust Series 2022-1 Class A†	2.03%		10/15/2029	45,655,137	44,859,769
Perimeter Master Note Business Trust	2.13%		5/15/2027	90,000,000	86,125,153
PFS Financing Corp. Series 2020-G Class A†	0.97%		2/15/2026	55,841,000	55,289,576
PFS Financing Corp. Series 2023-A Class A†	5.80%		3/15/2028	90,750,000	91,222,789
Planet Fitness Master Issuer LLC Series 2018-1A Class A2II†	4.666%		9/5/2048	18,011,050	17,459,136
Prima Capital CRE Securitization Ltd. Series 2013-3A Class C†	5.00%		10/24/2035	35,011,000	33,990,920	(b)
Rad CLO 2 Ltd. Series 2018-2A Class AR†	6.736% (3 mo. USD Term SOFR + 1.34%	)#	10/15/2031	100,220,000	100,190,115
Romark CLO Ltd. Series 2017-1A Class A1R†	6.704% (3 mo. USD Term SOFR + 1.29%	)#	10/23/2030	46,658,937	46,548,645
RR Ltd. Series 2022-24A Class A1AR†(c)	–	(d)	1/15/2036	111,610,000	111,610,000
SCF Equipment Leasing LLC Series 2021-1A Class A3†	0.83%		8/21/2028	35,289,647	34,727,098
SCF Equipment Leasing LLC Series 2021-1A Class B†	1.37%		8/20/2029	14,900,000	14,143,636
SCF Equipment Leasing LLC Series 2022-1A Class A3†	2.92%		7/20/2029	111,160,000	107,917,507
SCF Equipment Leasing LLC Series 2022-1A Class B†	3.22%		10/21/2030	45,560,000	42,505,658
TCI-Flatiron CLO Ltd. Series 2017-1A Class AR†	6.591% (3 mo. USD Term SOFR + 1.22%	)#	11/18/2030	40,288,729	40,204,837
TCI-Flatiron CLO Ltd. Series 2018-1A Class ANR†	6.712% (3 mo. USD Term SOFR + 1.32%	)#	1/29/2032	32,300,000	32,238,496
Upstart Securitization Trust Series 2021-5 Class A†	1.31%		11/20/2031	7,413,302	7,348,952
Valley Stream Park CLO Ltd. Series 2022-1A Class AR†	7.046% (3 mo. USD Term SOFR + 1.63%	)#	10/20/2034	112,700,000	112,643,650
Venture 33 CLO Ltd. Series 2018-33A Class A1LR†	6.716% (3 mo. USD Term SOFR + 1.32%	)#	7/15/2031	67,159,972	67,116,071
Verde CLO Ltd. Series 2019-1A Class AR†	6.756% (3 mo. USD Term SOFR + 1.36%	)#	4/15/2032	19,355,000	19,312,069
Verizon Master Trust Series 2022-7 Class A1A	5.23%		11/22/2027	91,200,000	90,948,115
Wind River CLO Ltd. Series 2013-1A Class A1RR†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2030	61,280,105	61,214,786
Total					5,909,342,041

Rec Vehicle Loan 0.26%
Octane Receivables Trust Series 2021-1A Class A†	0.93%		3/22/2027	6,655,399	6,544,791
Octane Receivables Trust Series 2022-1A Class A2†	4.18%		3/20/2028	41,197,030	40,672,344

286	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Rec Vehicle Loan (continued)
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	$33,013,839	$32,675,269
Octane Receivables Trust Series 2023-1A Class A†	5.87%		5/21/2029	29,743,832	29,664,936
Total					109,557,340

Student Loan 0.52%
Navient Private Education Refi Loan Trust Series 2020-FA Class A†	1.22%		7/15/2069	36,123,140	32,260,677
Navient Private Education Refi Loan Trust Series 2021-CA Class A†	1.06%		10/15/2069	93,969,792	80,302,149
Navient Private Education Refi Loan Trust Series 2022-A Class A†	2.23%		7/15/2070	87,209,628	75,615,526
Nelnet Student Loan Trust Series 2021-A Class APT1†	1.36%		4/20/2062	35,912,073	31,901,560
Towd Point Asset Trust Series 2018-SL1 Class A†	6.057% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	4,429,319	4,419,476
Total					224,499,388
Total Asset-Backed Securities (cost $11,120,747,207)					10,912,170,439

CORPORATE BONDS 55.88%

Aerospace/Defense 0.34%
HEICO Corp.	5.25%		8/1/2028	22,984,000	22,938,893
L3Harris Technologies, Inc.	5.40%		1/15/2027	57,074,000	57,579,285
RTX Corp.	5.75%		11/8/2026	42,072,000	42,650,018
RTX Corp.	5.75%		1/15/2029	23,893,000	24,401,874
Total					147,570,070

Agriculture 1.48%
BAT Capital Corp.	2.789%		9/6/2024	27,255,000	26,630,765
BAT Capital Corp.	3.222%		8/15/2024	107,547,000	105,540,372
BAT Capital Corp.	3.557%		8/15/2027	5,439,000	5,094,318
BAT International Finance PLC (United Kingdom)(e)	5.931%		2/2/2029	41,587,000	42,245,164
Imperial Brands Finance PLC (United Kingdom)†(e)	3.125%		7/26/2024	166,275,000	163,166,419
Imperial Brands Finance PLC (United Kingdom)†(e)	3.50%		7/26/2026	8,800,000	8,296,920
Imperial Brands Finance PLC (United Kingdom)†(e)	6.125%		7/27/2027	126,431,000	128,220,598
Philip Morris International, Inc.	5.125%		11/17/2027	40,289,000	40,346,869
Reynolds American, Inc.	4.45%		6/12/2025	40,073,000	39,414,097
Viterra Finance BV (Netherlands)†(e)	2.00%		4/21/2026	47,780,000	43,786,462
Viterra Finance BV (Netherlands)†(e)	4.90%		4/21/2027	36,422,000	35,407,936
Total					638,149,920

See Notes to Financial Statements.	287

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Airlines 0.22%
Air Canada Pass-Through Trust (Canada)†(e)	5.00%	6/15/2025	$3,933,616	$3,929,760
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(e)	8.00%	9/20/2025	36,202,000	26,608,470
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(e)	8.00%	9/20/2025	15,615,000	11,477,025
United Airlines Pass-Through Trust	5.875%	4/15/2029	54,982,585	54,819,622
Total				96,834,877

Apparel 0.05%
PVH Corp.	4.625%	7/10/2025	19,872,000	19,354,972

Auto Manufacturers 3.28%
Daimler Truck Finance North America LLC†	3.65%	4/7/2027	4,239,000	4,023,301
Ford Motor Credit Co. LLC	2.30%	2/10/2025	24,166,000	22,973,358
Ford Motor Credit Co. LLC	3.375%	11/13/2025	48,289,000	45,520,370
Ford Motor Credit Co. LLC	3.664%	9/8/2024	8,046,000	7,873,521
Ford Motor Credit Co. LLC	4.063%	11/1/2024	9,513,000	9,293,266
Ford Motor Credit Co. LLC	4.687%	6/9/2025	10,043,000	9,761,217
Ford Motor Credit Co. LLC	5.125%	6/16/2025	25,607,000	25,041,951
Ford Motor Credit Co. LLC	5.584%	3/18/2024	172,983,000	172,653,974
General Motors Co.	6.125%	10/1/2025	43,531,000	43,752,960
General Motors Financial Co., Inc.	2.75%	6/20/2025	74,459,000	70,952,702
General Motors Financial Co., Inc.	2.90%	2/26/2025	30,070,000	28,974,609
General Motors Financial Co., Inc.	3.95%	4/13/2024	35,702,000	35,423,576
General Motors Financial Co., Inc.	4.35%	1/17/2027	11,028,000	10,602,726
General Motors Financial Co., Inc.	5.10%	1/17/2024	196,712,000	196,467,485
General Motors Financial Co., Inc.	5.40%	4/6/2026	29,734,000	29,606,003
Hyundai Capital America†	0.80%	1/8/2024	99,441,000	98,928,833
Hyundai Capital America†	0.875%	6/14/2024	84,025,000	81,729,228
Hyundai Capital America†	1.00%	9/17/2024	24,328,000	23,423,717
Hyundai Capital America†	1.30%	1/8/2026	39,188,000	35,752,725
Hyundai Capital America†	1.50%	6/15/2026	47,772,000	42,958,309
Hyundai Capital America†	1.80%	10/15/2025	10,345,000	9,621,105
Hyundai Capital America†	5.50%	3/30/2026	46,107,000	45,837,229
Hyundai Capital America†	5.65%	6/26/2026	46,778,000	46,651,447
Hyundai Capital America†	5.875%	4/7/2025	13,781,000	13,781,397
Hyundai Capital America†	5.95%	9/21/2026	48,250,000	48,483,895
Hyundai Capital America†	6.10%	9/21/2028	47,527,000	48,130,986
Hyundai Capital America†	6.25%	11/3/2025	20,000,000	20,144,718
Volkswagen Group of America Finance LLC†	4.35%	6/8/2027	4,294,000	4,127,819

288	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC†	5.70%		9/12/2026	$63,166,000	$63,165,835
Volkswagen Group of America Finance LLC†	5.80%		9/12/2025	79,849,000	80,021,896
Volkswagen Group of America Finance LLC†	6.00%		11/16/2026	41,377,000	41,720,531
Total					1,417,400,689

Auto Parts & Equipment 0.07%
Goodyear Tire & Rubber Co.	9.50%		5/31/2025	28,083,000	28,594,813

Banks 23.06%
ABN AMRO Bank NV (Netherlands)†(e)	4.75%		7/28/2025	91,639,000	89,085,864
ABN AMRO Bank NV (Netherlands)†(e)	4.80%		4/18/2026	48,000,000	46,385,975
ABN AMRO Bank NV (Netherlands)†(e)	6.339% (1 yr. CMT + 1.65%	)#	9/18/2027	30,400,000	30,572,933
AIB Group PLC (Ireland)†(e)	4.263% (3 mo. USD LIBOR + 1.87%	)#	4/10/2025	122,186,000	121,147,347
AIB Group PLC (Ireland)†(e)	6.608% (SOFR + 2.33%	)#	9/13/2029	40,522,000	41,343,837
Australia & New Zealand Banking Group Ltd. (Australia)†(e)	4.40%		5/19/2026	25,108,000	24,187,651
Australia & New Zealand Banking Group Ltd. (Australia)†(e)	4.50%		3/19/2024	12,844,000	12,779,806
Bank of America Corp.	0.981% (SOFR + 0.91%	)#	9/25/2025	19,293,000	18,494,119
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	131,403,000	120,453,585
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	81,286,000	75,710,513
Bank of America Corp.	1.53% (SOFR + 0.65%	)#	12/6/2025	40,584,000	38,682,972
Bank of America Corp.	1.734% (SOFR + 0.96%	)#	7/22/2027	30,964,000	27,959,319
Bank of America Corp.	2.456% (3 mo. USD Term SOFR + 1.13%	)#	10/22/2025	54,308,000	52,593,818
Bank of America Corp.	3.093% (3 mo. USD Term SOFR + 1.35%	)#	10/1/2025	51,089,000	49,823,579
Bank of America Corp.	3.366% (3 mo. USD Term SOFR + 1.07%	)#	1/23/2026	109,555,000	106,176,651
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	166,560,000	160,963,960
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	71,671,000	71,037,712
Bank of America Corp.	3.95%		4/21/2025	97,385,000	95,018,770

See Notes to Financial Statements.	289

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of America Corp.	4.00%		1/22/2025	$47,000,000	$46,085,579
Bank of America Corp.	4.948% (SOFR + 2.04%	)#	7/22/2028	77,426,000	75,993,917
Bank of Ireland Group PLC (Ireland)†(e)	2.029% (1 yr. CMT + 1.10%	)#	9/30/2027	56,942,000	50,914,885
Bank of Ireland Group PLC (Ireland)†(e)	6.253% (1 yr. CMT + 2.65%	)#	9/16/2026	31,316,000	31,341,686
Bank of Montreal (Canada)(e)	3.70%		6/7/2025	46,322,000	45,079,709
Bank of Montreal (Canada)(e)	5.30%		6/5/2026	40,000,000	39,977,892
Bank of New York Mellon	5.148% (SOFR + 1.07%	)#	5/22/2026	17,959,000	17,838,240
Bank of New York Mellon Corp.	4.414% (SOFR + 1.35%	)#	7/24/2026	21,295,000	20,877,584
Bank of New York Mellon Corp.	4.543% (SOFR + 1.17%	)#	2/1/2029	27,122,000	26,315,161
Bank of New York Mellon Corp.	4.947% (SOFR + 1.03%	)#	4/26/2027	17,917,000	17,720,973
Bank of Nova Scotia (Canada)(e)	4.75%		2/2/2026	16,179,000	15,970,137
Bank of Nova Scotia (Canada)(c)(e)	5.349%		12/7/2026	60,991,000	60,853,321
Bank of Nova Scotia (Canada)(e)	5.45%		6/12/2025	56,614,000	56,484,033
BankUnited, Inc.	4.875%		11/17/2025	66,202,000	64,048,949
Barclays PLC (United Kingdom)(e)	2.852% (SOFR + 2.71%	)#	5/7/2026	71,023,000	67,698,287
Barclays PLC (United Kingdom)(e)	3.932% (3 mo. USD LIBOR + 1.61%	)#	5/7/2025	11,594,000	11,480,226
Barclays PLC (United Kingdom)(e)	4.836%		5/9/2028	10,192,000	9,612,285
Barclays PLC (United Kingdom)(e)	5.20%		5/12/2026	93,499,000	91,317,839
Barclays PLC (United Kingdom)(e)	5.304% (1 yr. CMT + 2.30%	)#	8/9/2026	10,000,000	9,846,608
Barclays PLC (United Kingdom)(e)	5.829% (SOFR + 2.21%	)#	5/9/2027	77,116,000	76,624,721
Barclays PLC (United Kingdom)(e)	6.496% (SOFR + 1.88%	)#	9/13/2027	59,331,000	59,843,143
Barclays PLC (United Kingdom)(e)	7.325% (1 yr. CMT + 3.05%	)#	11/2/2026	33,243,000	34,004,690
Barclays PLC (United Kingdom)(e)	7.385% (1 yr. CMT + 3.30%	)#	11/2/2028	30,351,000	31,667,319
BBVA Bancomer SA†	4.375%		4/10/2024	20,011,000	19,882,289
BNP Paribas SA (France)†(e)	1.323% (SOFR + 1.00%	)#	1/13/2027	17,024,000	15,475,711

290	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BNP Paribas SA (France)†(e)	1.904% (SOFR + 1.61%	)#	9/30/2028	$28,530,389	$24,717,571
BNP Paribas SA (France)†(e)	2.219% (SOFR + 2.07%	)#	6/9/2026	17,065,000	16,140,025
BNP Paribas SA (France)†(e)	2.819% (3 mo. USD Term SOFR + 1.37%	)#	11/19/2025	69,838,000	67,693,598
BNP Paribas SA (France)†(e)	4.375%		5/12/2026	11,186,000	10,762,989
BNP Paribas SA (France)†(e)	5.125% (1 yr. CMT + 1.45%	)#	1/13/2029	38,699,000	38,082,710
BPCE SA (France)†(e)	2.375%		1/14/2025	14,304,000	13,741,699
BPCE SA (France)†(e)	4.50%		3/15/2025	53,678,000	52,203,892
BPCE SA (France)†(e)	4.875%		4/1/2026	22,232,000	21,534,369
BPCE SA (France)†(e)	5.15%		7/21/2024	5,000,000	4,949,662
BPCE SA (France)†(e)	5.975% (SOFR + 2.10%	)#	1/18/2027	58,362,000	58,108,149
Canadian Imperial Bank of Commerce (Canada)(e)	3.945%		8/4/2025	70,817,000	69,037,302
Canadian Imperial Bank of Commerce (Canada)(e)	5.001%		4/28/2028	62,884,000	61,798,254
Canadian Imperial Bank of Commerce (Canada)(e)	5.144%		4/28/2025	77,394,000	76,899,709
Canadian Imperial Bank of Commerce (Canada)(e)	5.615%		7/17/2026	59,507,000	59,793,679
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	261,002,000	251,777,772
Citigroup, Inc.	3.29% (SOFR + 1.53%	)#	3/17/2026	15,948,000	15,432,096
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025	84,116,000	83,210,432
Citigroup, Inc.	3.875%		3/26/2025	33,016,000	32,155,765
Citigroup, Inc.	3.887% (3 mo. USD Term SOFR + 1.82%	)#	1/10/2028	17,272,000	16,440,756
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	27,692,000	27,442,000
Citigroup, Inc.	4.40%		6/10/2025	170,806,000	167,477,601
Citigroup, Inc.	5.50%		9/13/2025	35,065,000	34,929,308
Citigroup, Inc.	5.61% (SOFR + 1.55%	)#	9/29/2026	12,000,000	11,989,214
Citizens Bank NA	4.575% (SOFR + 2.00%	)#	8/9/2028	50,348,000	46,466,104
Citizens Bank NA	6.064% (SOFR + 1.45%	)#	10/24/2025	66,649,000	64,286,078
Credit Agricole SA (France)†(e)	4.375%		3/17/2025	89,787,000	87,501,140
Credit Suisse AG	2.95%		4/9/2025	10,000,000	9,589,498
Credit Suisse AG	3.625%		9/9/2024	35,081,000	34,391,483

See Notes to Financial Statements.	291

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Credit Suisse AG	4.75%		8/9/2024	$23,866,000	$23,647,718
Credit Suisse AG	5.739% (SOFR + 0.39%	)#	2/2/2024	20,893,000	20,860,998
Danske Bank AS (Denmark)†(e)	0.976% (1 yr. CMT + 0.55%	)#	9/10/2025	46,616,000	44,808,381
Danske Bank AS (Denmark)†(e)	1.621% (1 yr. CMT + 1.35%	)#	9/11/2026	46,515,000	42,864,457
Danske Bank AS (Denmark)†(e)	3.244% (3 mo. USD LIBOR + 1.59%	)#	12/20/2025	137,918,000	133,314,337
Danske Bank AS (Denmark)†(e)	4.298% (1 yr. CMT + 1.75%	)#	4/1/2028	43,380,000	41,146,981
Danske Bank AS (Denmark)†(e)	5.375%		1/12/2024	66,319,000	66,235,844
Danske Bank AS (Denmark)†(e)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	47,278,000	47,410,564
Discover Bank	4.25%		3/13/2026	17,999,000	17,135,735
Federation des Caisses Desjardins du Quebec (Canada)†(e)	5.70%		3/14/2028	50,861,000	51,078,663
Goldman Sachs Group, Inc.	1.948% (SOFR + 0.91%	)#	10/21/2027	122,648,000	110,177,516
Goldman Sachs Group, Inc.	2.64% (SOFR + 1.11%	)#	2/24/2028	62,898,000	57,308,776
Goldman Sachs Group, Inc.	3.272% (3 mo. USD Term SOFR + 1.46%	)#	9/29/2025	34,934,000	34,167,511
Goldman Sachs Group, Inc.	3.50%		4/1/2025	69,748,000	67,751,706
Goldman Sachs Group, Inc.	4.223% (3 mo. USD Term SOFR + 1.56%	)#	5/1/2029	70,417,000	66,509,615
Goldman Sachs Group, Inc.	5.798% (SOFR + 1.08%	)#	8/10/2026	49,181,000	49,243,324
Goldman Sachs Group, Inc.	5.852% (SOFR + 0.51%	)#	9/10/2024	36,581,000	36,481,301
Goldman Sachs Group, Inc.	6.049% (SOFR + 0.70%	)#	1/24/2025	77,022,000	76,923,924
HSBC Holdings PLC (United Kingdom)(e)	0.976% (SOFR + 0.71%	)#	5/24/2025	22,757,000	22,174,823
HSBC Holdings PLC (United Kingdom)(e)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	82,990,000	82,446,996
HSBC Holdings PLC (United Kingdom)(e)	5.887% (SOFR + 1.57%	)#	8/14/2027	61,627,000	61,758,524
HSBC USA, Inc.	5.625%		3/17/2025	39,963,000	39,959,569
Huntington Bancshares, Inc.	4.443% (SOFR + 1.97%	)#	8/4/2028	24,051,000	22,873,168

292	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Huntington National Bank	4.008% (SOFR + 1.21%	)#	5/16/2025	$29,134,000	$28,502,040
Huntington National Bank	5.699% (SOFR + 1.22%	)#	11/18/2025	80,138,000	78,299,505
Intesa Sanpaolo SpA (Italy)†(e)	3.25%		9/23/2024	20,481,000	20,004,707
Intesa Sanpaolo SpA (Italy)†(e)	5.017%		6/26/2024	215,187,000	212,568,097
Intesa Sanpaolo SpA (Italy)†(e)	5.71%		1/15/2026	78,550,000	77,119,979
JPMorgan Chase & Co.	0.768% (SOFR + 0.49%	)#	8/9/2025	78,538,000	75,660,599
JPMorgan Chase & Co.	0.824% (3 mo. USD Term SOFR + 0.54%	)#	6/1/2025	91,927,000	89,450,483
JPMorgan Chase & Co.	2.301% (SOFR + 1.16%	)#	10/15/2025	53,077,000	51,474,512
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	127,861,000	126,505,338
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	62,188,000	61,248,645
JPMorgan Chase & Co.	6.266% (SOFR + 0.92%	)#	2/24/2026	57,956,000	57,937,656
JPMorgan Chase & Co.	6.526% (SOFR + 1.18%	)#	2/24/2028	38,901,000	38,860,142
Lloyds Banking Group PLC (United Kingdom)(e)	4.582%		12/10/2025	18,348,000	17,712,347
Lloyds Banking Group PLC (United Kingdom)(e)	4.65%		3/24/2026	29,589,000	28,551,020
Lloyds Banking Group PLC (United Kingdom)(e)	5.985% (1 yr. CMT + 1.48%	)#	8/7/2027	41,528,000	41,645,972
M&T Bank Corp.	4.553% (SOFR + 1.78%	)#	8/16/2028	43,711,000	40,804,022
Macquarie Bank Ltd. (Australia)†(e)	4.875%		6/10/2025	32,811,000	32,126,817
Macquarie Bank Ltd. (Australia)†(c)(e)	5.391%		12/7/2026	32,415,000	32,419,354
Macquarie Group Ltd. (Australia)†(e)	1.201% (SOFR + 0.69%	)#	10/14/2025	40,033,000	38,357,223
Macquarie Group Ltd. (Australia)†(e)	1.34% (SOFR + 1.07%	)#	1/12/2027	67,569,000	61,285,049
Macquarie Group Ltd. (Australia)†(e)	3.763% (3 mo. USD LIBOR + 1.37%	)#	11/28/2028	38,587,000	35,512,644
Macquarie Group Ltd. (Australia)†(e)	5.108% (SOFR + 2.21%	)#	8/9/2026	83,107,000	82,174,848
Macquarie Group Ltd. (Australia)†(e)	6.207%		11/22/2024	55,304,000	55,484,752
Manufacturers & Traders Trust Co.	4.65%		1/27/2026	202,227,000	194,768,959
Manufacturers & Traders Trust Co.	4.70%		1/27/2028	47,563,000	44,700,392

See Notes to Financial Statements.	293

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (Japan)(e)	0.953% (1 yr. CMT + 0.55%	)#	7/19/2025	$58,686,000	$56,841,422
Mitsubishi UFJ Financial Group, Inc. (Japan)(e)	0.962% (1 yr. CMT + 0.45%	)#	10/11/2025	5,000,000	4,787,703
Mitsubishi UFJ Financial Group, Inc. (Japan)(e)	4.788% (1 yr. CMT + 1.70%	)#	7/18/2025	99,237,000	98,519,226
Mitsubishi UFJ Financial Group, Inc. (Japan)(e)	5.063% (1 yr. CMT + 1.55%	)#	9/12/2025	64,569,000	64,144,636
Mitsubishi UFJ Financial Group, Inc. (Japan)(e)	5.719% (1 yr. CMT + 1.08%	)#	2/20/2026	45,058,000	45,053,390
Morgan Stanley	0.79% (SOFR + 0.53%	)#	5/30/2025	94,058,000	91,423,311
Morgan Stanley	0.791% (SOFR + 0.51%	)#	1/22/2025	98,685,000	97,832,138
Morgan Stanley	3.62% (SOFR + 1.16%	)#	4/17/2025	46,263,000	45,838,573
Morgan Stanley	4.679% (SOFR + 1.67%	)#	7/17/2026	9,324,000	9,166,904
Morgan Stanley	5.05% (SOFR + 1.30%	)#	1/28/2027	12,665,000	12,549,456
Morgan Stanley	5.123% (SOFR + 1.73%	)#	2/1/2029	32,276,000	31,781,489
Morgan Stanley	5.449% (SOFR + 1.63%	)#	7/20/2029	40,373,000	40,239,157
Morgan Stanley	6.138% (SOFR + 1.77%	)#	10/16/2026	34,700,000	34,989,799
NatWest Group PLC (United Kingdom)(e)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	164,099,000	163,080,628
NatWest Group PLC (United Kingdom)(e)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	79,112,000	78,821,002
NatWest Group PLC (United Kingdom)(e)	5.847% (1 yr. CMT + 1.35%	)#	3/2/2027	22,160,000	22,094,556
NatWest Group PLC (United Kingdom)(e)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026	7,446,000	7,635,697
NatWest Markets PLC (United Kingdom)†(e)	0.80%		8/12/2024	23,409,000	22,626,890
NatWest Markets PLC (United Kingdom)†(e)	3.479%		3/22/2025	41,245,000	40,108,962
PNC Financial Services Group, Inc.	6.615% (SOFR + 1.73%	)#	10/20/2027	27,286,000	27,926,114
Royal Bank of Canada (Canada)(e)	4.24%		8/3/2027	65,098,000	63,118,950
Royal Bank of Canada (Canada)(e)	4.875%		1/12/2026	20,000,000	19,834,486
Royal Bank of Canada (Canada)(e)	5.20%		7/20/2026	61,598,000	61,487,524

294	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Banks (continued)
Royal Bank of Canada (Canada)(e)	6.00%		11/1/2027		$35,670,000	$36,661,284
Santander Holdings USA, Inc.	2.49% (SOFR + 1.25%	)#	1/6/2028		35,038,000	31,403,935
Santander Holdings USA, Inc.	3.244%		10/5/2026		38,058,000	35,181,020
Santander Holdings USA, Inc.	3.50%		6/7/2024		33,117,000	32,600,107
Santander Holdings USA, Inc.	5.807% (SOFR + 2.33%	)#	9/9/2026		16,339,000	16,172,632
Santander U.K. Group Holdings PLC (United Kingdom)(e)	1.089% (SOFR + 0.79%	)#	3/15/2025		13,611,000	13,384,534
Santander U.K. Group Holdings PLC (United Kingdom)(e)	2.469% (SOFR + 1.22%	)#	1/11/2028		37,697,000	33,623,907
Santander U.K. Group Holdings PLC (United Kingdom)†(e)	4.75%		9/15/2025		42,889,000	41,557,869
Santander U.K. Group Holdings PLC (United Kingdom)(e)	6.534% (SOFR + 2.60%	)#	1/10/2029		58,887,000	59,431,413
Societe Generale SA (France)†(e)	2.226% (1 yr. CMT + 1.05%	)#	1/21/2026		76,944,000	73,207,002
Societe Generale SA (France)†(e)	7.875% (5 yr. USD Swap + 4.98%	)#	–	(f)	34,725,000	34,783,967
Standard Chartered PLC (United Kingdom)†(e)	0.991% (1 yr. CMT + 0.78%	)#	1/12/2025		100,594,000	99,974,617
Standard Chartered PLC (United Kingdom)†(e)	1.214% (1 yr. CMT + 0.88%	)#	3/23/2025		10,244,000	10,123,531
Standard Chartered PLC (United Kingdom)†(e)	2.819% (3 mo. USD LIBOR + 1.21%	)#	1/30/2026		8,168,000	7,834,427
Standard Chartered PLC (United Kingdom)†(e)	5.20%		1/26/2024		15,029,000	14,992,123
Standard Chartered PLC (United Kingdom)†(e)	6.187% (1 yr. CMT + 1.85%	)#	7/6/2027		32,803,000	32,930,735
State Street Corp.	5.104% (SOFR + 1.13%	)#	5/18/2026		29,140,000	28,926,720
Sumitomo Mitsui Financial Group, Inc. (Japan)(e)	5.80%		7/13/2028		37,634,000	38,218,350
Sumitomo Mitsui Financial Group, Inc. (Japan)(e)	5.88%		7/13/2026		15,871,000	16,029,815
Swedbank AB (Sweden)†(e)	6.136%		9/12/2026		45,250,000	45,535,908
Toronto-Dominion Bank (Canada)(e)	3.766%		6/6/2025		81,643,000	79,582,432
Toronto-Dominion Bank (Canada)(e)	4.693%		9/15/2027		56,998,000	55,986,912
Toronto-Dominion Bank (Canada)(e)	5.532%		7/17/2026		78,592,000	79,019,353
Truist Financial Corp.	4.26% (SOFR + 1.46%	)#	7/28/2026		70,757,000	68,456,003

See Notes to Financial Statements.	295

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Truist Financial Corp.	4.873% (SOFR + 1.44%	)#	1/26/2029	$23,640,000	$22,670,563
Truist Financial Corp.	6.047% (SOFR + 2.05%	)#	6/8/2027	28,006,000	28,053,193
U.S. Bancorp	4.548% (SOFR + 1.66%	)#	7/22/2028	53,941,000	51,882,937
U.S. Bancorp	4.653% (SOFR + 1.23%	)#	2/1/2029	47,588,000	45,676,488
U.S. Bancorp	5.775% (SOFR + 2.02%	)#	6/12/2029	48,102,000	48,099,571
U.S. Bancorp	6.787% (SOFR + 1.88%	)#	10/26/2027	57,559,000	59,347,477
UBS AG (United Kingdom)†(e)	0.70%		8/9/2024	30,000,000	29,000,812
UBS AG (Switzerland)(e)	5.125%		5/15/2024	176,654,000	174,883,044
UBS Group AG (Switzerland)†(e)	1.305% (SOFR + 0.98%	)#	2/2/2027	12,058,000	10,911,342
UBS Group AG (Switzerland)†(e)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	32,133,000	28,555,829
UBS Group AG (Switzerland)†(e)	2.193% (SOFR + 2.04%	)#	6/5/2026	55,363,000	52,077,488
UBS Group AG (Switzerland)†(e)	2.593% (SOFR + 1.56%	)#	9/11/2025	52,442,000	50,972,040
UBS Group AG (Switzerland)†(e)	3.869% (3 mo. USD LIBOR + 1.41%	)#	1/12/2029	41,527,000	38,258,453
UBS Group AG (Switzerland)†(e)	4.125%		9/24/2025	54,339,000	52,532,147
UBS Group AG (Switzerland)†(e)	4.125%		4/15/2026	48,362,000	46,507,221
UBS Group AG (Switzerland)†(e)	4.282%		1/9/2028	27,372,000	25,884,125
UBS Group AG (Switzerland)†(e)	4.488% (1 yr. CMT + 1.55%	)#	5/12/2026	29,178,000	28,509,767
UBS Group AG (Switzerland)(e)	4.55%		4/17/2026	8,366,000	8,143,144
UBS Group AG (Switzerland)†(e)	4.703% (1 yr. CMT + 2.05%	)#	8/5/2027	12,475,000	12,100,137
UBS Group AG (Switzerland)†(e)	4.751% (1 yr. CMT + 1.75%	)#	5/12/2028	10,000,000	9,640,821
UBS Group AG (Switzerland)†(e)	5.711% (1 yr. CMT + 1.55%	)#	1/12/2027	72,194,000	71,888,962
UBS Group AG (Switzerland)†(e)	6.442% (SOFR + 3.70%	)#	8/11/2028	30,943,000	31,459,992
UniCredit SpA (Italy)†(e)	7.83%		12/4/2023	38,610,000	38,610,000
Wells Fargo & Co.	2.164% (3 mo. USD Term SOFR + 1.01%	)#	2/11/2026	61,878,000	59,108,182

296	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	$62,273,000	$59,212,405
Wells Fargo & Co.	4.54% (SOFR + 1.56%	)#	8/15/2026	93,715,000	91,879,766
Wells Fargo & Co.	4.808% (SOFR + 1.98%	)#	7/25/2028	77,683,000	75,810,242
Wells Fargo & Co.	5.574% (SOFR + 1.74%	)#	7/25/2029	74,108,000	74,024,834
Wells Fargo & Co.	6.303% (SOFR + 1.79%	)#	10/23/2029	31,837,000	32,808,863
Total					9,961,412,437

Biotechnology 0.46%
Amgen, Inc.	5.15%		3/2/2028	71,774,000	71,956,890
Amgen, Inc.	5.507%		3/2/2026	26,424,000	26,419,505
Illumina, Inc.	5.75%		12/13/2027	64,867,000	65,026,557
Illumina, Inc.	5.80%		12/12/2025	36,106,000	35,970,661
Total					199,373,613

Building Materials 0.19%
Carrier Global Corp.†	5.80%		11/30/2025	19,985,000	20,105,366
Vulcan Materials Co.	5.80%		3/1/2026	60,402,000	60,383,289
Total					80,488,655

Chemicals 0.42%
Celanese U.S. Holdings LLC	6.165%		7/15/2027	49,969,000	50,441,437
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	85,736,000	78,323,273
Orbia Advance Corp. SAB de CV (Mexico)†(e)	1.875%		5/11/2026	36,739,000	33,189,985
Sasol Financing USA LLC	5.875%		3/27/2024	18,376,000	18,247,815
Total					180,202,510

Coal 0.02%
Coronado Finance Pty. Ltd. (Australia)†(e)	10.75%		5/15/2026	6,373,000	6,644,211

Commercial Services 0.29%
Block, Inc.	2.75%		6/1/2026	6,429,000	5,935,601
Gartner, Inc.†	4.50%		7/1/2028	10,488,000	9,833,067
Global Payments, Inc.	2.65%		2/15/2025	15,782,000	15,175,755
Global Payments, Inc.	4.95%		8/15/2027	23,181,000	22,732,166
Triton Container International Ltd.†	1.15%		6/7/2024	42,352,000	41,283,448
Triton Container International Ltd.†	2.05%		4/15/2026	35,366,000	31,965,753
Total					126,925,790

See Notes to Financial Statements.	297

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Computers 0.14%
Dell International LLC/EMC Corp.	4.90%		10/1/2026	$19,101,000	$18,856,949
Dell International LLC/EMC Corp.	6.02%		6/15/2026	41,971,000	42,438,718
Total					61,295,667

Diversified Financial Services 4.08%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	1.75%		10/29/2024	62,466,000	60,044,414
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	2.875%		8/14/2024	30,354,000	29,648,436
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.15%		2/15/2024	19,000,000	18,876,286
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%		1/15/2025	22,804,000	22,159,295
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%		1/16/2024	27,911,000	27,868,660
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	6.50%		7/15/2025	23,021,000	23,139,600
Air Lease Corp.	4.25%		2/1/2024	14,901,000	14,847,791
Air Lease Corp.	5.85%		12/15/2027	29,247,000	29,386,830
Aircastle Ltd.	4.125%		5/1/2024	15,000,000	14,866,172
Aircastle Ltd.†	5.25%		8/11/2025	62,465,000	61,211,329
Ally Financial, Inc.	3.875%		5/21/2024	68,920,000	68,190,001
Ally Financial, Inc.	5.125%		9/30/2024	91,001,000	90,154,918
Ally Financial, Inc.	5.75%		11/20/2025	142,452,000	139,856,341
American Express Co.	3.95%		8/1/2025	33,541,000	32,759,995
American Express Co.	4.99% (SOFR + 1.00%	)#	5/1/2026	95,939,000	95,016,079
American Express Co.	5.282% (SOFR + 1.28%	)#	7/27/2029	85,270,000	84,899,788
American Express Co.	5.389% (SOFR + 0.97%	)#	7/28/2027	15,474,000	15,461,323
Ameriprise Financial, Inc.	5.70%		12/15/2028	33,293,000	34,087,192
Aviation Capital Group LLC†	1.95%		1/30/2026	84,521,000	77,123,365
Aviation Capital Group LLC†	5.50%		12/15/2024	56,550,000	55,899,250
Aviation Capital Group LLC†	6.25%		4/15/2028	30,432,000	30,115,172
Avolon Holdings Funding Ltd. (Ireland)†(e)	2.125%		2/21/2026	23,269,000	21,187,915
Avolon Holdings Funding Ltd. (Ireland)†(e)	2.75%		2/21/2028	9,847,000	8,555,729
Avolon Holdings Funding Ltd. (Ireland)†(e)	3.95%		7/1/2024	40,247,000	39,568,579
Avolon Holdings Funding Ltd. (Ireland)†(e)	4.25%		4/15/2026	22,708,000	21,604,815
Avolon Holdings Funding Ltd. (Ireland)†(e)	4.375%		5/1/2026	28,081,000	26,738,326

298	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.25%		5/15/2024	$48,720,000	$48,405,144
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.50%		1/15/2026	20,268,000	19,878,507
Avolon Holdings Funding Ltd. (Ireland)†(e)	6.375%		5/4/2028	15,827,000	15,794,712
Bread Financial Holdings, Inc.†	7.00%		1/15/2026	48,427,000	46,619,947
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	44,309,000	43,644,193
Capital One Financial Corp.	6.037% (SOFR + 0.69%	)#	12/6/2024	51,930,000	51,924,332
LPL Holdings, Inc.†	4.00%		3/15/2029	10,130,000	9,044,043
LPL Holdings, Inc.†	4.625%		11/15/2027	8,590,000	8,091,364
LPL Holdings, Inc.	6.75%		11/17/2028	47,490,000	48,618,742
Navient Corp.	5.875%		10/25/2024	80,407,000	79,742,484
Navient Corp.	6.125%		3/25/2024	100,605,000	100,619,688
Navient Corp.	6.75%		6/25/2025	15,905,000	16,031,970
OneMain Finance Corp.	6.125%		3/15/2024	11,835,000	11,830,700
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%		2/15/2024	120,847,000	120,523,583
Total					1,764,037,010

Electric 4.13%
AES Corp.†	3.30%		7/15/2025	75,993,000	72,598,131
AES Corp.	5.45%		6/1/2028	61,750,000	61,236,182
Alexander Funding Trust II†	7.467%		7/31/2028	39,587,000	40,595,350
Ameren Corp.	5.70%		12/1/2026	10,000,000	10,090,982
American Electric Power Co., Inc.	2.031%		3/15/2024	36,211,000	35,787,071
American Electric Power Co., Inc.	5.699%		8/15/2025	46,726,000	46,771,005
Black Hills Corp.	5.95%		3/15/2028	42,913,000	43,476,911
Calpine Corp.†	5.25%		6/1/2026	6,497,000	6,383,300
CenterPoint Energy, Inc.	5.25%		8/10/2026	48,653,000	48,563,014
Cleco Corporate Holdings LLC	3.743%		5/1/2026	11,432,000	10,903,767
Cleveland Electric Illuminating Co.	5.50%		8/15/2024	9,829,000	9,813,149
Constellation Energy Generation LLC	5.60%		3/1/2028	35,111,000	35,379,630
DTE Energy Co.	4.22%	(g)	11/1/2024	37,572,000	36,999,680
DTE Energy Co.	4.875%		6/1/2028	53,006,000	52,004,200
Duke Energy Corp.	2.65%		9/1/2026	8,285,000	7,714,155
Electricite de France SA (France)†(e)	5.70%		5/23/2028	98,145,000	99,302,714
Eskom Holdings SOC Ltd. (South Africa)†(e)	7.125%		2/11/2025	31,262,000	31,194,537
Evergy Missouri West, Inc.†	5.15%		12/15/2027	23,835,000	23,568,958
Eversource Energy	4.75%		5/15/2026	17,000,000	16,700,173
Eversource Energy	5.95%		2/1/2029	33,504,000	34,182,961

See Notes to Financial Statements.	299

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electric (continued)
Fells Point Funding Trust†	3.046%	1/31/2027	$92,814,000	$85,509,236
FirstEnergy Corp.	2.05%	3/1/2025	71,006,000	68,005,769
FirstEnergy Transmission LLC†	4.35%	1/15/2025	125,751,000	123,752,780
IPALCO Enterprises, Inc.	3.70%	9/1/2024	18,119,000	17,740,615
ITC Holdings Corp.†	4.95%	9/22/2027	25,656,000	25,329,024
Jersey Central Power & Light Co.†	4.70%	4/1/2024	62,463,000	62,225,635
Metropolitan Edison Co.†	5.20%	4/1/2028	10,000,000	9,881,989
National Grid PLC (United Kingdom)(e)	5.602%	6/12/2028	27,330,000	27,571,351
NextEra Energy Capital Holdings, Inc.	5.749%	9/1/2025	44,667,000	44,712,175
NextEra Energy Capital Holdings, Inc.	6.051%	3/1/2025	30,128,000	30,249,097
NRG Energy, Inc.†	3.75%	6/15/2024	99,344,000	97,926,899
Oncor Electric Delivery Co. LLC†	4.30%	5/15/2028	17,712,000	17,166,089
Pacific Gas & Electric Co.	3.15%	1/1/2026	120,471,909	113,559,490
Pacific Gas & Electric Co.	3.30%	12/1/2027	10,000,000	9,092,484
Pacific Gas & Electric Co.	3.75%	2/15/2024	10,706,000	10,644,509
Public Service Enterprise Group, Inc.	5.85%	11/15/2027	33,690,000	34,395,238
Southern Co.	5.113%	8/1/2027	58,530,000	57,941,261
Vistra Operations Co. LLC†	3.55%	7/15/2024	154,448,000	151,254,343
Vistra Operations Co. LLC†	4.875%	5/13/2024	59,198,000	58,854,296
WEC Energy Group, Inc.	5.60%	9/12/2026	16,050,000	16,148,262
Total				1,785,226,412

Electronics 0.06%
Arrow Electronics, Inc.	6.125%	3/1/2026	24,194,000	24,170,018

Energy-Alternate Sources 0.06%
Greenko Dutch BV (Netherlands)†(e)	3.85%	3/29/2026	29,921,900	27,352,357

Engineering & Construction 0.11%
Jacobs Engineering Group, Inc.	6.35%	8/18/2028	44,948,000	45,882,701

Entertainment 0.11%
Warnermedia Holdings, Inc.	3.638%	3/15/2025	10,000,000	9,730,794
Warnermedia Holdings, Inc.	6.412%	3/15/2026	37,918,000	37,955,443
Total				47,686,237

Environmental Control 0.26%
Veralto Corp.†	5.35%	9/18/2028	52,492,000	52,408,769
Veralto Corp.†	5.50%	9/18/2026	60,113,000	60,353,496
Total				112,762,265

300	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Food 0.53%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.25%	3/15/2026	$5,630,000	$5,298,411
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027	54,207,000	52,119,001
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	6.50%	2/15/2028	35,988,000	36,164,485
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	58,633,000	58,019,897
Conagra Brands, Inc.	5.30%	10/1/2026	34,596,000	34,514,231
NBM U.S. Holdings, Inc.†	7.00%	5/14/2026	43,000,000	42,672,111
Total				228,788,136

Forest Products & Paper 0.04%
Suzano Austria GmbH (Brazil)†(e)	5.75%	7/14/2026	18,736,000	18,803,412

Gas 0.80%
Brooklyn Union Gas Co.†	4.632%	8/5/2027	54,747,000	52,615,917
CenterPoint Energy Resources Corp.	5.25%	3/1/2028	19,908,000	20,007,363
National Fuel Gas Co.	5.20%	7/15/2025	9,650,000	9,550,561
National Fuel Gas Co.	5.50%	1/15/2026	106,751,000	106,652,062
National Fuel Gas Co.	5.50%	10/1/2026	31,379,000	31,162,220
NiSource, Inc.	5.25%	3/30/2028	14,219,000	14,210,906
ONE Gas, Inc.	1.10%	3/11/2024	22,262,000	21,972,464
Southwest Gas Corp.	5.45%	3/23/2028	48,059,000	47,983,413
Southwest Gas Corp.	5.80%	12/1/2027	41,220,000	41,881,519
Total				346,036,425

Hand/Machine Tools 0.32%
Regal Rexnord Corp.†	6.05%	2/15/2026	35,742,000	35,689,811
Regal Rexnord Corp.†	6.05%	4/15/2028	102,967,000	101,368,466
Total				137,058,277

Health Care-Products 0.24%
Baxter International, Inc.	1.322%	11/29/2024	42,395,000	40,569,178
GE HealthCare Technologies, Inc.	5.60%	11/15/2025	34,151,000	34,201,595
Zimmer Biomet Holdings, Inc.(c)	5.35%	12/1/2028	28,374,000	28,433,679
Total				103,204,452

Health Care-Services 1.06%
Centene Corp.	2.45%	7/15/2028	55,420,000	48,078,103
Centene Corp.	4.25%	12/15/2027	116,306,000	109,888,816
Elevance Health, Inc.	4.90%	2/8/2026	20,324,000	20,133,249

See Notes to Financial Statements.	301

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Services (continued)
HCA, Inc.	5.25%	4/15/2025	$191,891,000	$190,444,543
HCA, Inc.	5.25%	6/15/2026	26,757,000	26,532,645
HCA, Inc.	5.375%	2/1/2025	8,520,000	8,472,437
Humana, Inc.	5.70%	3/13/2026	32,237,000	32,237,801
IQVIA, Inc.†	6.25%	2/1/2029	19,836,000	20,158,593
Total				455,946,187

Home Builders 0.06%
Toll Brothers Finance Corp.	4.875%	11/15/2025	24,292,000	23,942,581

Insurance 1.92%
Aon Corp.	8.205%	1/1/2027	62,792,000	66,498,989
CNO Financial Group, Inc.	5.25%	5/30/2025	90,846,000	89,615,630
CNO Global Funding†	1.75%	10/7/2026	29,008,000	25,891,118
Corebridge Financial, Inc.	3.50%	4/4/2025	25,000,000	24,235,784
Corebridge Global Funding†	5.75%	7/2/2026	19,800,000	19,787,397
Equitable Financial Life Global Funding†	5.45%	3/3/2028	57,392,000	56,734,931
F&G Annuities & Life, Inc.	7.40%	1/13/2028	29,967,000	30,347,323
F&G Global Funding†	0.90%	9/20/2024	31,336,000	29,952,106
F&G Global Funding†	1.75%	6/30/2026	29,365,000	26,172,970
F&G Global Funding†	2.30%	4/11/2027	58,675,000	51,695,503
Fidelity & Guaranty Life Holdings, Inc.†	5.50%	5/1/2025	58,740,000	57,827,309
GA Global Funding Trust†	0.80%	9/13/2024	50,588,000	48,401,531
GA Global Funding Trust†	3.85%	4/11/2025	58,346,000	56,848,899
Jackson Financial, Inc.	5.17%	6/8/2027	25,281,000	24,578,497
Jackson National Life Global Funding†	1.75%	1/12/2025	30,601,000	29,060,872
Jackson National Life Global Funding†	5.50%	1/9/2026	32,581,000	32,299,815
Kemper Corp.	4.35%	2/15/2025	25,199,000	24,488,682
Metropolitan Life Global Funding I†	4.05%	8/25/2025	29,100,000	28,443,443
Mutual of Omaha Cos Global Funding†	5.80%	7/27/2026	19,182,000	19,362,449
Peachtree Corners Funding Trust†	3.976%	2/15/2025	21,890,000	21,366,689
Protective Life Global Funding†	5.209%	4/14/2026	53,797,000	53,208,801
Protective Life Global Funding†	5.366%	1/6/2026	14,109,000	14,097,706
Total				830,916,444

Internet 0.46%
Netflix, Inc.†	3.625%	6/15/2025	48,808,000	47,450,161
Netflix, Inc.	4.375%	11/15/2026	96,104,000	94,778,284
Prosus NV (Netherlands)†(e)	3.257%	1/19/2027	60,280,000	54,679,970
Total				196,908,415

302	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Iron-Steel 0.03%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(e)	8.75%	7/15/2026	$14,026,000	$13,204,427

Lodging 0.16%
Hyatt Hotels Corp.	1.80%	10/1/2024	39,327,000	38,020,391
Hyatt Hotels Corp.	5.75%	1/30/2027	31,329,000	31,719,655
Total				69,740,046

Machinery-Diversified 0.12%
Westinghouse Air Brake Technologies Corp.	4.15%	3/15/2024	52,901,000	52,542,954

Media 0.09%
AMC Networks, Inc.	4.75%	8/1/2025	3,004,000	2,853,550
Charter Communications Operating LLC/Charter Communications Operating Capital	4.50%	2/1/2024	10,000,000	9,970,765
FactSet Research Systems, Inc.	2.90%	3/1/2027	26,584,000	24,544,596
Total				37,368,911

Mining 1.37%
Anglo American Capital PLC (United Kingdom)†(e)	3.625%	9/11/2024	113,828,000	111,811,247
Anglo American Capital PLC (United Kingdom)†(e)	4.875%	5/14/2025	50,235,000	49,603,302
First Quantum Minerals Ltd. (Canada)†(e)	7.50%	4/1/2025	63,206,000	58,533,813
Freeport Indonesia PT (Indonesia)†(e)	4.763%	4/14/2027	31,203,000	30,468,522
Freeport-McMoRan, Inc.	4.55%	11/14/2024	46,515,000	45,888,908
Glencore Funding LLC†	1.625%	4/27/2026	28,863,000	26,385,984
Glencore Funding LLC†	4.00%	3/27/2027	64,763,000	61,731,432
Glencore Funding LLC†	4.125%	3/12/2024	83,462,000	83,056,715
Glencore Funding LLC†	4.625%	4/29/2024	93,206,000	92,648,805
Glencore Funding LLC†	6.125%	10/6/2028	31,335,000	32,044,058
Total				592,172,786

Miscellaneous Manufacturing 0.02%
Trinity Industries, Inc.	4.55%	10/1/2024	10,157,000	9,935,374

Oil & Gas 3.85%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	25,826,000	25,979,794
Aker BP ASA (Norway)†(e)	2.00%	7/15/2026	64,912,000	59,180,126
Apache Corp.	4.375%	10/15/2028	12,279,000	11,309,729
Callon Petroleum Co.	6.375%	7/1/2026	10,000,000	9,909,710
Canadian Natural Resources Ltd. (Canada)(e)	3.85%	6/1/2027	1,376,000	1,309,369
Civitas Resources, Inc.†	5.00%	10/15/2026	21,164,000	20,198,888
CNX Resources Corp.†	7.25%	3/14/2027	9,684,000	9,682,646

See Notes to Financial Statements.	303

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Continental Resources, Inc.†	2.268%	11/15/2026	$135,326,000	$122,292,726
Continental Resources, Inc.	3.80%	6/1/2024	153,490,000	151,756,515
Continental Resources, Inc.	4.375%	1/15/2028	80,948,000	76,645,774
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	74,184,000	73,508,184
Devon Energy Corp.	5.25%	9/15/2024	74,848,000	74,372,560
Devon Energy Corp.	5.25%	10/15/2027	78,874,000	78,127,195
Devon Energy Corp.	5.875%	6/15/2028	27,374,000	27,476,551
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	42,865,000	41,848,105
EQT Corp.†	3.125%	5/15/2026	53,518,000	50,259,538
EQT Corp.	3.90%	10/1/2027	48,500,000	45,751,883
EQT Corp.	6.125%	2/1/2025	62,258,000	62,385,629
Gulfport Energy Corp.†	8.00%	5/17/2026	7,750,000	7,851,796
Matador Resources Co.	5.875%	9/15/2026	103,210,000	101,366,566
Occidental Petroleum Corp.	6.375%	9/1/2028	34,854,000	35,934,629
OGX Austria GmbH (Brazil)†(e)(h)	8.50%	6/1/2018	31,150,000	623
Ovintiv, Inc.	5.375%	1/1/2026	70,306,000	69,890,742
Ovintiv, Inc.	5.65%	5/15/2025	29,979,000	29,975,557
Ovintiv, Inc.	5.65%	5/15/2028	52,349,000	52,217,976
Parsley Energy LLC/Parsley Finance Corp.†	4.125%	2/15/2028	26,480,000	25,041,423
PDC Energy, Inc.	5.75%	5/15/2026	55,566,000	55,375,686
Permian Resources Operating LLC†	7.75%	2/15/2026	24,140,000	24,403,005
Petroleos Mexicanos (Mexico)(e)	6.49%	1/23/2027	64,046,000	57,952,087
Petroleos Mexicanos (Mexico)(e)	6.875%	8/4/2026	43,610,000	41,175,188
Sitio Royalties Operating Partnership LP/Sitio Finance Corp.†	7.875%	11/1/2028	43,315,000	43,517,064
SM Energy Co.	5.625%	6/1/2025	7,500,000	7,400,438
SM Energy Co.	6.75%	9/15/2026	18,721,000	18,490,618
Southwestern Energy Co.	8.375%	9/15/2028	11,740,000	12,151,006
Suncor Energy, Inc. (Canada)(e)	7.875%	6/15/2026	22,444,000	23,746,969
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(e)	2.625%	8/15/2025	60,401,000	55,997,465
Viper Energy, Inc.†	5.375%	11/1/2027	48,216,000	46,056,562
Vital Energy, Inc.	9.50%	1/15/2025	14,023,000	14,087,660
Total				1,664,627,982

Pharmaceuticals 1.12%
Bayer U.S. Finance II LLC†	3.875%	12/15/2023	138,894,000	138,790,192
Bayer U.S. Finance II LLC†	4.25%	12/15/2025	101,873,000	98,198,628

304	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals (continued)
Bayer U.S. Finance II LLC†	6.681% (3 mo. USD Term SOFR + 1.27%	)#	12/15/2023	$125,880,000	$125,893,613
Bayer U.S. Finance LLC†	6.125%		11/21/2026	30,520,000	30,605,794
Bayer U.S. Finance LLC†	6.25%		1/21/2029	61,949,000	62,239,970
Cigna Group	5.685%		3/15/2026	29,031,000	28,999,912
Total					484,728,109

Pipelines 1.51%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	166,876,000	166,963,486
DCP Midstream Operating LP	5.375%		7/15/2025	23,345,000	23,323,782
Enbridge, Inc. (Canada)(e)	5.90%		11/15/2026	23,841,000	24,257,529
Enbridge, Inc. (Canada)(e)	6.00%		11/15/2028	20,015,000	20,584,489
Energy Transfer LP	5.875%		1/15/2024	87,329,000	87,324,012
MPLX LP	4.00%		2/15/2025	9,491,000	9,296,551
ONEOK, Inc.	5.55%		11/1/2026	19,457,000	19,605,787
ONEOK, Inc.	5.65%		11/1/2028	24,457,000	24,630,295
Plains All American Pipeline LP/PAA Finance Corp.	3.60%		11/1/2024	40,469,000	39,667,873
Plains All American Pipeline LP/PAA Finance Corp.	4.65%		10/15/2025	50,709,000	49,732,874
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	19,563,000	19,544,557
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.†	7.50%		10/1/2025	17,130,000	17,241,167
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.50%		7/15/2027	85,876,000	86,761,931
Western Midstream Operating LP	6.35%		1/15/2029	14,522,000	14,923,519
Williams Cos., Inc.	5.30%		8/15/2028	33,178,000	33,138,855
Williams Cos., Inc.	5.40%		3/2/2026	16,126,000	16,119,719
Total					653,116,426

REITS 1.72%
American Tower Corp.	1.50%		1/31/2028	58,078,000	49,485,167
American Tower Corp.	1.60%		4/15/2026	9,453,000	8,626,937
American Tower Corp.	3.60%		1/15/2028	12,874,000	11,979,536
American Tower Corp.	3.65%		3/15/2027	58,606,000	55,250,058
American Tower Corp.	5.25%		7/15/2028	32,495,000	32,255,047
American Tower Corp.	5.50%		3/15/2028	51,310,000	51,335,354
Crown Castle, Inc.	4.30%		2/15/2029	9,090,000	8,519,193
Crown Castle, Inc.	4.80%		9/1/2028	21,905,000	21,174,444
Crown Castle, Inc.	5.00%		1/11/2028	30,651,000	29,936,892
EPR Properties	4.50%		6/1/2027	33,896,000	31,132,737
EPR Properties	4.75%		12/15/2026	27,038,000	25,446,244

See Notes to Financial Statements.	305

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
REITS (continued)
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	$25,105,000	$24,698,677
GLP Capital LP/GLP Financing II, Inc.	5.375%		4/15/2026	11,000,000	10,757,455
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	39,938,000	36,189,363
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	15,657,000	15,447,901
Kilroy Realty LP	4.375%		10/1/2025	7,275,000	6,966,299
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	77,732,000	75,233,693
VICI Properties LP/VICI Note Co., Inc.†	3.75%		2/15/2027	40,353,000	37,393,107
VICI Properties LP/VICI Note Co., Inc.†	4.50%		9/1/2026	12,193,000	11,591,096
VICI Properties LP/VICI Note Co., Inc.†	4.625%		6/15/2025	23,125,000	22,502,475
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	54,255,000	54,059,753
Vornado Realty LP	2.15%		6/1/2026	17,704,000	15,336,195
Vornado Realty LP	3.50%		1/15/2025	23,249,000	22,268,508
WEA Finance LLC/Westfield U.K. & Europe Finance PLC†	3.75%		9/17/2024	87,757,000	85,226,328
Total					742,812,459

Retail 0.18%
Sizzling Platter LLC/Sizzling Platter Finance Corp.†	8.50%		11/28/2025	26,003,000	26,130,155
Walgreens Boots Alliance, Inc.	3.45%		6/1/2026	56,795,000	53,622,499
Total					79,752,654

Savings & Loans 0.09%
Nationwide Building Society (United Kingdom)†(e)	6.637% (SOFR + 1.29%	)#	2/16/2028	40,000,000	39,264,053

Semiconductors 0.31%
Microchip Technology, Inc.	0.972%		2/15/2024	50,426,000	49,924,934
Microchip Technology, Inc.	4.25%		9/1/2025	53,904,000	52,572,301
Micron Technology, Inc.	4.185%		2/15/2027	4,114,000	3,958,620
Qorvo, Inc.	1.75%		12/15/2024	30,312,000	29,017,629
Total					135,473,484

Software 0.13%
Concentrix Corp.	6.65%		8/2/2026	23,881,000	24,056,345
Oracle Corp.	2.30%		3/25/2028	25,710,000	22,876,116
Take-Two Interactive Software, Inc.	3.55%		4/14/2025	7,107,000	6,919,788
Total					53,852,249

Telecommunications 0.66%
Altice France SA (France)†(e)	8.125%		2/1/2027	61,875,000	53,275,643
AT&T, Inc.	1.70%		3/25/2026	10,152,000	9,386,949
AT&T, Inc.	2.30%		6/1/2027	24,230,000	22,061,554

306	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications (continued)
NBN Co. Ltd. (Australia)†(e)	5.75%		10/6/2028	$11,293,000	$11,579,639
Sprint Capital Corp.	6.875%		11/15/2028	43,675,000	46,220,195
Sprint LLC	7.125%		6/15/2024	25,543,000	25,679,068
Telecom Italia SpA (Italy)†(e)	5.303%		5/30/2024	11,372,000	11,290,067
T-Mobile USA, Inc.	2.25%		2/15/2026	58,311,000	54,552,599
T-Mobile USA, Inc.	2.625%		4/15/2026	22,727,000	21,410,516
T-Mobile USA, Inc.	3.75%		4/15/2027	30,084,000	28,692,728
Total					284,148,958

Toys/Games/Hobbies 0.05%
Hasbro, Inc.	3.00%		11/19/2024	21,329,000	20,731,709

Trucking & Leasing 0.21%
Fortress Transportation & Infrastructure Investors LLC†	6.50%		10/1/2025	21,807,000	21,674,400
Penske Truck Leasing Co. LP/PTL Finance Corp.†	6.05%		8/1/2028	53,873,000	54,331,785
SMBC Aviation Capital Finance DAC (Ireland)†(e)	5.45%		5/3/2028	15,179,000	14,957,706
Total					90,963,891
Total Corporate Bonds (cost $24,712,557,360)					24,137,406,025

FLOATING RATE LOANS(i) 4.24%

Aerospace/Defense 0.20%
RTX Corp. Term Loan	–	(d)	11/6/2026	88,000,000	87,395,440

Chemicals 0.30%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	7.093% (3 mo. USD Term SOFR + 1.63%	)	2/1/2024	32,631,837	32,468,677
Nutrition & Biosciences, Inc. 5 Year Delayed Draw Term Loan	7.468% (3 mo. USD Term SOFR + 2.00%	)	1/17/2025	98,524,407	98,031,785
Total					130,500,462

Diversified Financial Services 0.04%
Delos Aircraft Designated Activity Co. Term Loan (Ireland)(e)	7.402% (3 mo. USD Term SOFR + 2.00%	)	10/31/2027	15,277,898	15,335,191

Entertainment 0.00%
Stars Group Holdings BV Term Loan B (Canada)(e)	–	(d)	7/21/2026	238,370	238,760

See Notes to Financial Statements.	307

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Financial 0.12%
LPL Holdings, Inc. 2019 Term Loan B1	7.17% (1 mo. USD Term SOFR + 1.75%	)	11/12/2026	$15,254,598	$15,275,268
Setanta Aircraft Leasing Designated Activity Co. Term Loan B (Ireland)(e)	7.652% (3 mo. USD Term SOFR + 2.00%	)	11/5/2028	37,280,000	37,344,122
Total					52,619,390

Food 0.15%
U.S. Foods, Inc. 2019 Term Loan B	7.463% (1 mo. USD Term SOFR + 2.00%	)	9/13/2026	65,594,209	65,707,031

Food Service 0.01%
Aramark Services, Inc. 2019 Term Loan B4	7.213% (1 mo. USD Term SOFR + 1.75%	)	1/15/2027	5,000,000	4,996,900

Health Care Products 0.09%
Baxter International, Inc. 2021 Delayed Draw Term Loan Tranche 1	6.468% (1 mo. USD Term SOFR + 1.13%	)	9/30/2024	1,288,288	1,290,704
Baxter International, Inc. 2021 Delayed Draw Term Loan Tranche 2	6.593% (1 mo. USD Term SOFR + 1.25%	)	9/30/2026	36,937,500	36,729,726
Total					38,020,430

Health Care Services 0.14%
HCA, Inc. 2021 Term Loan A	6.823% (1 mo. USD Term SOFR + 1.38%	)	6/30/2026	60,574,160	60,574,160

Health Services 0.19%
IQVIA, Inc. 2022 Term Loan A2	6.698% (1 mo. USD Term SOFR + 1.25%	)	6/16/2027	83,557,331	82,756,434

Information Technology 0.03%
MH Sub I LLC 2020 Incremental Term Loan	9.213% (1 mo. USD Term SOFR + 3.75%	)	9/13/2024	12,536,850	12,565,622

Internet 0.70%
Comcast Hulu Holdings LLC Term Loan A	6.323% (1 mo. USD Term SOFR + 0.88%	)	3/15/2024	259,815,091	259,165,553
Imperva, Inc. 1st Lien Term Loan	9.631% (3 mo. USD Term SOFR + 4.00%	)	1/12/2026	40,428,616	40,479,152
MH Sub I LLC 2017 1st Lien Term Loan	9.213% (1 mo. USD Term SOFR + 3.75%	)	9/13/2024	4,570,909	4,579,480
Total					304,224,185

308	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Leisure Time 0.05%
Carnival Corp. 2023 Term Loan B	8.321% (1 mo. USD Term SOFR + 3.00%	)	8/8/2027	$21,762,308	$21,680,699

Lodging 0.32%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	94,414,424	94,434,251
Resorts World Las Vegas LLC Term Loan A	6.848% (1 mo. USD Term SOFR + 1.50%	)	4/16/2024	25,375,000	25,406,719
Wynn Resorts Ltd. 2019 Term Loan A	7.198% (1 mo. USD Term SOFR + 1.75%	)	9/20/2024	17,632,480	17,456,155
Total					137,297,125

Media 0.71%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	4/30/2025	256,167,581	256,421,187
Charter Communications Operating LLC 2019 Term Loan B2	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	2/1/2027	52,655,540	52,610,782
Total					309,031,969

Pipelines 0.10%
Buckeye Partners LP 2021 Term Loan B	7.67% (1 mo. USD Term SOFR + 2.25%	)	11/1/2026	41,326,034	41,406,000

Real Estate Investment Trusts 0.57%
Invitation Homes Operating Partnership LP 2020 Term Loan A	6.448% (1 mo. USD Term SOFR + 1.00%	)	1/31/2025	248,640,020	247,086,020

Regional 0.12%
Seminole Tribe of Florida 2022 Term Loan A	6.498% (1 mo. USD Term SOFR + 1.00%	)	5/13/2027	53,204,861	52,573,053	(j)

Retail 0.06%
KFC Holding Co. 2021 Term Loan B	7.196% (1 mo. USD Term SOFR + 1.75%	)	3/15/2028	25,277,169	25,292,967

Semiconductors 0.07%
Marvell Technology Group Ltd. 2020 5 Year Term Loan A	6.818% (1 mo. USD Term SOFR + 1.38%	)	12/7/2025	28,380,260	28,397,998

See Notes to Financial Statements.	309

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Software 0.27%
Atlassian U.S., Inc. Delayed Draw Term Loan(k)	–	(d)	10/28/2025	$60,850,000	$60,659,844
Ceridian HCM Holding, Inc. 2018 Term Loan B	7.963% (1 mo. USD Term SOFR + 2.50%	)	4/30/2025	25,555,700	25,619,589
Open Text Corp. Term Loan B (Canada)(e)	7.198% (1 mo. USD Term SOFR + 1.75%	)	5/30/2025	28,920,734	28,980,165
Total					115,259,598
Total Floating Rate Loans (cost $1,835,562,157)					1,832,959,434

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.03%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series 061 Class X1	0.276%	#(l)	11/25/2026	502,501,177	2,312,360
Government National Mortgage Association Series 2013-193 Class IO	0.171%	#(l)	1/16/2055	759,707	20,348
Government National Mortgage Association Series 2014-112 Class A	3.00%	#(l)	1/16/2048	6,489,259	5,665,228
Government National Mortgage Association Series 2014-15 Class IO	0.597%	#(l)	8/16/2054	5,138	4,173	(b)
Government National Mortgage Association Series 2014-186 Class AP	2.80%		4/16/2050	2,089,725	1,979,277
Government National Mortgage Association Series 2014-78 Class IO	0.007%	#(l)	3/16/2056	8,953,910	12,028
Government National Mortgage Association Series 2015-19 Class AD	2.90%		10/16/2055	1,606,557	1,554,606
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $13,255,939)					11,548,020

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.22%
Federal Home Loan Mortgage Corp.	4.10% (1Yr. RFUCCT + 1.66%	)#	2/1/2038	1,917,326	1,947,483
Federal Home Loan Mortgage Corp.	4.665% (1 Yr. RFUCCT + 1.79%	)#	5/1/2036	1,355,062	1,381,497
Federal Home Loan Mortgage Corp.	4.808% (1 Yr. RFUCCT + 1.84%	)#	6/1/2042	3,354,828	3,419,264
Federal Home Loan Mortgage Corp.	4.918% (1 Yr. RFUCCT + 1.79%	)#	10/1/2038	1,654,236	1,693,812
Federal Home Loan Mortgage Corp.	4.956% (1 Yr. RFUCCT + 1.73%	)#	4/1/2037	2,303,382	2,350,103
Federal Home Loan Mortgage Corp.	5.007% (1 Yr. RFUCCT + 1.88%	)#	12/1/2040	2,225,407	2,280,832
Federal Home Loan Mortgage Corp.	5.088% (1 Yr. RFUCCT + 1.96%	)#	2/1/2037	2,116,507	2,176,817

310	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal Home Loan Mortgage Corp.	5.401% (1 Yr. RFUCCT + 1.76%	)#	5/1/2037	$1,464,697	$1,494,082
Federal Home Loan Mortgage Corp.	5.473% (1 Yr. RFUCCT + 1.88%	)#	9/1/2035	1,144,347	1,172,301
Federal Home Loan Mortgage Corp.	5.531% (1 Yr. RFUCCT + 1.89%	)#	12/1/2040	259,153	258,939
Federal Home Loan Mortgage Corp.	5.597% (1 Yr. RFUCCT + 1.80%	)#	6/1/2041	1,450,662	1,489,803
Federal Home Loan Mortgage Corp.	5.651% (1 Yr. RFUCCT + 1.92%	)#	9/1/2036	4,121,507	4,226,221
Federal Home Loan Mortgage Corp.	5.791% (1 Yr. RFUCCT + 1.79%	)#	12/1/2036	3,232,838	3,312,520
Federal Home Loan Mortgage Corp.	5.89% (1 Yr. RFUCCT + 1.64%	)#	11/1/2043	389,640	388,499
Federal Home Loan Mortgage Corp.	6.022% (1 yr. CMT + 2.50%	)#	12/1/2035	1,827,573	1,875,408
Federal National Mortgage Association	4.496% (1 Yr. RFUCCT + 1.84%	)#	7/1/2040	554,809	556,807
Federal National Mortgage Association	4.523% (1 Yr. RFUCCT + 1.55%	)#	6/1/2038	639,594	637,134
Federal National Mortgage Association	4.527% (1 Yr. RFUCCT + 1.81%	)#	4/1/2040	772,977	794,142
Federal National Mortgage Association	4.583% (1 yr. CMT + 2.24%	)#	3/1/2038	250,350	250,230
Federal National Mortgage Association	4.625% (1 Yr. RFUCCT + 1.53%	)#	3/1/2039	1,730,234	1,761,837
Federal National Mortgage Association	4.669% (1 Yr. RFUCCT + 1.64%	)#	12/1/2036	1,571,115	1,602,682
Federal National Mortgage Association	4.683% (1 Yr. RFUCCT + 1.81%	)#	12/1/2040	940,817	966,553
Federal National Mortgage Association	4.737% (1 Yr. RFUCCT + 1.79%	)#	1/1/2041	1,329,356	1,362,441
Federal National Mortgage Association	4.75% (1 Yr. RFUCCT + 1.78%	)#	10/1/2036	1,513,764	1,553,507
Federal National Mortgage Association	4.788%		8/1/2037 - 1/1/2038	3,384,715	3,452,033
Federal National Mortgage Association	4.854% (1 Yr. RFUCCT + 1.75%	)#	5/1/2042	3,593,844	3,668,397
Federal National Mortgage Association	4.889% (1 Yr. RFUCCT + 1.45%	)#	12/1/2035	3,473,071	3,533,118
Federal National Mortgage Association	4.897% (1 Yr. RFUCCT + 1.75%	)#	11/1/2038	2,399,236	2,458,511

See Notes to Financial Statements.	311

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Association	4.904% (1 Yr. RFUCCT + 1.63%	)#	1/1/2038	$888,025	$906,910
Federal National Mortgage Association	4.917% (1 Yr. RFUCCT + 1.50%	)#	2/1/2036	1,880,891	1,915,364
Federal National Mortgage Association	4.918% (1 Yr. RFUCCT + 1.89%	)#	12/1/2038	1,270,923	1,309,133
Federal National Mortgage Association	4.934% (1 Yr. RFUCCT + 1.62%	)#	4/1/2038	2,000,855	2,045,166
Federal National Mortgage Association	4.94% (1 Yr. RFUCCT + 1.79%	)#	1/1/2041	2,919,289	2,996,772
Federal National Mortgage Association	4.954% (1 Yr. RFUCCT + 1.64%	)#	8/1/2038	671,870	671,391
Federal National Mortgage Association	4.987% (1 Yr. RFUCCT + 1.59%	)#	3/1/2038	1,656,745	1,692,668
Federal National Mortgage Association	5.008% (1 Yr. RFUCCT + 1.64%	)#	9/1/2036	1,188,798	1,211,567
Federal National Mortgage Association	5.173% (1 Yr. RFUCCT + 1.73%	)#	10/1/2036	1,706,839	1,751,892
Federal National Mortgage Association	5.242% (1 Yr. RFUCCT + 1.82%	)#	8/1/2041	1,365,658	1,402,381
Federal National Mortgage Association	5.402% (1 Yr. RFUCCT + 1.59%	)#	8/1/2034	3,455,508	3,515,091
Federal National Mortgage Association	5.488% (1 Yr. RFUCCT + 1.82%	)#	12/1/2040	2,138,276	2,200,564
Federal National Mortgage Association	5.515% (1 Yr. RFUCCT + 1.64%	)#	9/1/2038	1,694,015	1,727,808
Federal National Mortgage Association	5.541% (1 Yr. RFUCCT + 1.60%	)#	11/1/2036	454,458	454,435
Federal National Mortgage Association	5.576% (1 Yr. RFUCCT + 1.79%	)#	3/1/2042	1,750,813	1,796,790
Federal National Mortgage Association	5.655% (1 Yr. RFUCCT + 1.53%	)#	10/1/2035	2,841,166	2,893,515
Federal National Mortgage Association	5.852% (1 Yr. RFUCCT + 1.72%	)#	6/1/2042	974,916	999,698
Federal National Mortgage Association	5.939% (1 Yr. RFUCCT + 1.81%	)#	11/1/2040	4,859,198	5,002,861
Federal National Mortgage Association	6.048% (1 Yr. RFUCCT + 1.81%	)#	1/1/2042	3,598,937	3,698,658
Federal National Mortgage Association	6.055% (1 Yr. RFUCCT + 1.81%	)#	10/1/2040	488,107	500,242
Federal National Mortgage Association	6.418% (1 Yr. RFUCCT + 1.60%	)#	12/1/2045	2,360,235	2,429,675

312	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Association	6.605% (RFUCC1 yr. Treasury + 1.60%	)#	12/1/2045	$2,019,670	$2,076,095
Federal National Mortgage Association	7.525% (1 Yr. RFUCCT + 1.60%	)#	10/1/2045	1,347,408	1,384,899
Total Government Sponsored Enterprises Pass-Throughs (cost $98,014,986)					96,648,548

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 9.22%
1211 Avenue of the Americas Trust Series 2015-1211 Class XA†	0.38%	#(l)	8/10/2035	214,200,000	756,469
Angel Oak Mortgage Trust Series 2020-1 Class A1†	2.466%	#(l)	12/25/2059	4,911,919	4,573,352
Angel Oak Mortgage Trust Series 2020-6 Class A1†	1.261%	#(l)	5/25/2065	9,873,952	8,443,294
Angel Oak Mortgage Trust Series 2021-4 Class A1†	1.035%	#(l)	1/20/2065	22,685,322	17,943,243
Angel Oak Mortgage Trust Series 2021-6 Class A1†	1.458%	#(l)	9/25/2066	46,476,238	36,236,951
Angel Oak Mortgage Trust Series 2021-7 Class A1†	1.978%	#(l)	10/25/2066	11,737,182	9,683,602
Atrium Hotel Portfolio Trust Series 2018-ATRM Class B†	7.05% (1 mo. USD Term SOFR + 1.73%	)#	6/15/2035	13,662,000	13,207,151
Banc of America Commercial Mortgage Trust Series 2016-UB10 Class XA	1.887%	#(l)	7/15/2049	46,152,444	1,362,434
BBCMS Mortgage Trust Series 2018-TALL Class A†	6.242% (1 mo. USD Term SOFR + 0.92%	)#	3/15/2037	43,808,000	40,607,234
BBCMS Mortgage Trust Series 2018-TALL Class E†	7.957% (1 mo. USD Term SOFR + 2.63%	)#	3/15/2037	17,151,000	9,701,031
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.394% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034	62,710,000	48,530,335
BBCMS Mortgage Trust Series 2019-BWAY Class B†	6.748% (1 mo. USD Term SOFR + 1.42%	)#	11/15/2034	26,023,000	14,715,957
BBCMS Mortgage Trust Series 2019-BWAY Class C†	7.048% (1 mo. USD Term SOFR + 1.72%	)#	11/15/2034	10,000,000	4,654,981
BBCMS Mortgage Trust Series 2020-C7 Class A2	2.021%		4/15/2053	13,250,000	11,881,135
BBCMS Trust Series 2015-VFM Class A1†	2.466%		3/10/2036	10,377,589	9,816,270
BB-UBS Trust Series 2012-SHOW Class A†	3.43%		11/5/2036	26,426,000	23,827,405
BB-UBS Trust Series 2012-TFT Class A†	2.892%		6/5/2030	24,994,640	22,145,251
BB-UBS Trust Series 2012-TFT Class C†	3.678%	#(l)	6/5/2030	14,354,000	8,827,710
BDS Ltd. Series 2021-FL8 Class A†	6.366% (1 mo. USD Term SOFR + 1.03%	)#	1/18/2036	3,733,087	3,684,090
Benchmark Mortgage Trust Series 2018-B3 Class A3	3.746%		4/10/2051	5,000,000	4,843,697
Benchmark Mortgage Trust Series 2021 B23 Class A2	1.62%		2/15/2054	28,550,000	25,432,377
BHP Trust Series 2019-BXHP Class A†	6.345% (1 mo. USD Term SOFR + 1.02%	)#	8/15/2036	7,908,724	7,848,619
BWAY Mortgage Trust Series 2013-1515 Class A1†	2.809%		3/10/2033	2,277,269	2,211,310

See Notes to Financial Statements.	313

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BWAY Mortgage Trust Series 2013-1515 Class XB†	0.534%	#(l)	3/10/2033	$103,040,000	$360,949
BX Commercial Mortgage Trust Series 2019-IMC Class A†	6.369% (1 mo. USD Term SOFR + 1.05%	)#	4/15/2034	3,690,000	3,662,302
BX Commercial Mortgage Trust Series 2019-XL Class A†	6.357% (1 mo. USD Term SOFR + 1.03%	)#	10/15/2036	13,630,421	13,599,605
BX Commercial Mortgage Trust Series 2021-ACNT Class A†	6.288% (1 mo. USD Term SOFR + 0.96%	)#	11/15/2038	41,020,000	40,268,239
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.126% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038	34,866,266	34,051,305
BX Commercial Mortgage Trust Series 2023-VLT2 Class A†	7.604% (1 mo. USD Term SOFR + 2.28%	)#	6/15/2040	24,000,000	24,025,430
BX Trust Series 2019-OC11 Class XA†	0.874%	#(l)	12/9/2041	561,200,000	20,397,038
BX Trust Series 2019-RP Class B†	6.865% (1 mo. USD Term SOFR + 1.54%	)#	6/15/2034	3,480,317	3,443,839
BX Trust Series 2021-ARIA Class E†	7.682% (1 mo. USD Term SOFR + 2.36%	)#	10/15/2036	107,145,000	100,522,014
BX Trust Series 2021-RISE Class A†	6.185% (1 mo. USD Term SOFR + 0.86%	)#	11/15/2036	48,327,663	47,408,756
BX Trust Series 2022-LBA6 Class A†	6.323% (1 mo. USD Term SOFR + 1.00%	)#	1/15/2039	46,690,000	45,607,385
BX Trust Series 2022-PSB Class A†	7.774% (1 mo. USD Term SOFR + 2.45%	)#	8/15/2039	39,584,987	39,648,506
BXHPP Trust Series 2021-FILM Class A†	6.088% (1 mo. USD Term SOFR + 0.76%	)#	8/15/2036	150,550,000	141,758,527
BXMT Ltd. Series 2021-FL4 Class A†	6.494% (1 mo. USD Term SOFR + 1.16%	)#	5/15/2038	42,167,000	39,426,145
BXP Trust Series 2017-CQHP Class A†	6.22% (1 mo. USD Term SOFR + 0.90%	)#	11/15/2034	41,359,000	38,866,198
Cantor Commercial Real Estate Lending Series 2019-CF1 Class 65A†	4.411%	#(l)	5/15/2052	5,498,000	3,471,780
CF Trust Series 2019-BOSS Class A1†	8.62% (1 mo. USD Term SOFR + 3.30%	)#	12/15/2024	63,488,000	60,764,962
CFCRE Commercial Mortgage Trust Series 2016-C4 Class XA	1.761%	#(l)	5/10/2058	56,684,893	1,552,934
CFCRE Commercial Mortgage Trust Series 2016-C6 Class XA	1.216%	#(l)	11/10/2049	142,916,022	3,352,653

314	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust Series 2016-C7 Class XA	0.785%	#(l)	12/10/2054	$132,707,219	$2,120,953
Citigroup Commercial Mortgage Trust Series 2012-GC8 Class XB†	Zero Coupon	#(l)	9/10/2045	130,156,625	1,302
Citigroup Commercial Mortgage Trust Series 2014-GC21 Class XA	1.279%	#(l)	5/10/2047	148,249,730	132,713
Citigroup Commercial Mortgage Trust Series 2014-GC23 Class XB	0.299%	#(l)	7/10/2047	120,131,000	161,444
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class AAB	2.944%		2/10/2048	1,481,109	1,462,257
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class XA	1.45%	#(l)	2/10/2048	93,351,331	853,866
Citigroup Commercial Mortgage Trust Series 2015-GC31 Class XA	0.447%	#(l)	6/10/2048	219,983,044	894,341
Citigroup Commercial Mortgage Trust Series 2015-GC35 Class XA	0.858%	#(l)	11/10/2048	147,451,140	1,527,019
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class A5	3.616%		2/10/2049	16,900,000	15,920,691
Citigroup Commercial Mortgage Trust Series 2016-GC36 Class XA	1.366%	#(l)	2/10/2049	89,654,729	1,819,937
Citigroup Commercial Mortgage Trust Series 2016-GC37 Class A4	3.314%		4/10/2049	44,660,000	41,991,007
Citigroup Commercial Mortgage Trust Series 2016-GC37 Class XA	1.813%	#(l)	4/10/2049	50,372,647	1,408,963
Citigroup Commercial Mortgage Trust Series 2018-B2 Class A2	3.788%		3/10/2051	2,886,318	2,879,183
COLT Mortgage Loan Trust Series 2021-2 Class A1†	0.924%	#(l)	8/25/2066	10,595,961	8,318,706
Commercial Mortgage Pass-Through Certificates Series 2012-CR3 Class AM†	3.416%		10/15/2045	237,704	217,208
Commercial Mortgage Pass-Through Certificates Series 2012-CR4 Class XA	1.289%	#(l)	10/15/2045	40,900,034	1,182
Commercial Mortgage Pass-Through Certificates Series 2014-CR17 Class A5	3.977%		5/10/2047	7,751,000	7,664,385
Commercial Mortgage Pass-Through Certificates Series 2014-CR19 Class A4	3.532%		8/10/2047	6,715,630	6,615,451
Commercial Mortgage Pass-Through Certificates Series 2014-CR19 Class A5	3.796%		8/10/2047	10,150,000	10,003,772
Commercial Mortgage Pass-Through Certificates Series 2014-CR21 Class XA	0.98%	#(l)	12/10/2047	88,989,710	480,491
Commercial Mortgage Pass-Through Certificates Series 2014-LC17 Class XA	0.798%	#(l)	10/10/2047	79,415,752	229,774

See Notes to Financial Statements.	315

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates Series 2014-UBS3 Class A3	3.546%		6/10/2047	$5,390,186	$5,344,543
Commercial Mortgage Pass-Through Certificates Series 2014-UBS3 Class A4	3.819%		6/10/2047	10,000,000	9,854,806
Commercial Mortgage Pass-Through Certificates Series 2014-UBS5 Class A4	3.838%		9/10/2047	25,610,000	25,016,514
Commercial Mortgage Pass-Through Certificates Series 2014-UBS5 Class XA	0.965%	#(l)	9/10/2047	178,159,435	642,051
Commercial Mortgage Pass-Through Certificates Series 2015-DC1 Class A5	3.35%		2/10/2048	30,434,000	29,311,001
Commercial Mortgage Pass-Through Certificates Series 2015-LC21 Class A4	3.708%		7/10/2048	15,978,000	15,366,803
Commercial Mortgage Pass-Through Certificates Series 2015-PC1 Class A5	3.902%		7/10/2050	45,504,000	43,994,855
Commercial Mortgage Pass-Through Certificates Series 2015-PC1 Class XA†	0.514%	#(l)	7/10/2050	116,205,894	477,351
Commercial Mortgage Pass-Through Certificates Series 2016-CD1 Class XA	1.497%	#(l)	8/10/2049	97,434,000	2,467,916
Credit Suisse Mortgage Capital Certificates Series 2020-SPT1 Class A1†	1.616%	(g)	4/25/2065	269,449	268,676
Credit Suisse Mortgage Capital Certificates Trust Series 2014-USA Class X1†	0.686%	#(l)	9/15/2037	113,021,624	724,175
Credit Suisse Mortgage Capital Certificates Trust Series 2020-NQM1 Class A1†	1.208%	(g)	5/25/2065	12,203,617	10,914,843
Credit Suisse Mortgage Capital Certificates Trust Series 2021-AFC1 Class A1†	0.83%	#(l)	3/25/2056	11,031,403	8,417,086
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM1 Class A1†	0.809%	#(l)	5/25/2065	10,682,266	8,940,547
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM3 Class A1†	1.015%	#(l)	4/25/2066	22,972,978	18,845,650
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM5 Class A1†	0.938%	#(l)	5/25/2066	5,556,528	4,309,492
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM6 Class A1†	1.174%	#(l)	7/25/2066	18,989,645	14,919,444
Credit Suisse Mortgage Capital Certificates Trust Series 2021-NQM7 Class A1†	1.756%	#(l)	10/25/2066	11,154,363	9,068,467
Credit Suisse Mortgage Capital Certificates Trust Series 2021-SRDC Class A†(h)	9.582% (1 mo. USD Term SOFR + 4.26%	)#	11/15/2023	25,000,000	22,825,452
Credit Suisse Mortgage Capital Certificates Trust Series 2022-NQM1 Class A1†	2.265%	#(l)	11/25/2066	45,949,526	38,359,965

316	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CS Master Trust Series 2021-BLUF Class A†	9.614% (1 mo. USD Term SOFR + 4.29%	)#	4/15/2023	(m)	$47,600,000	$46,044,142	(b)
CS Master Trust Series 2021-MV Class A†(h)	9.338% (1 mo. USD Term SOFR + 4.01%	)#	8/15/2023		62,700,000	63,155,986	(b)
CSAIL Commercial Mortgage Trust Series 2016-C6 Class XA	2.021%	#(l)	1/15/2049		127,102,837	4,106,337
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A5	3.502%		11/15/2049		24,857,993	23,203,353
CSAIL Commercial Mortgage Trust Series 2016-C7 Class XA	1.077%	#(l)	11/15/2049		199,199,830	3,669,301
CSAIL Commercial Mortgage Trust Series 2018-C14 Class A2	4.261%		11/15/2051		2,470,147	2,389,956
CSMC Trust Series 2020-AFC1 Class A1†	2.24%	#(l)	2/25/2050		15,520,533	14,083,477
CSMC Trust Series 2021-BPNY Class A†	9.152% (1 mo. USD Term SOFR + 3.83%	)#	8/15/2026		64,750,000	56,687,939
DBJPM Mortgage Trust Series 2016-C3 Class XA	1.549%	#(l)	8/10/2049		158,407,455	4,674,778
DBUBS Mortgage Trust Series 2011-LC3A Class PM4†	5.268%	#(l)	5/10/2044		9,200,000	5,988,088
DBWF Mortgage Trust Series 2015-LCM Class A1†	2.998%		6/10/2034		6,535,819	6,116,885
DBWF Mortgage Trust Series 2015-LCM Class XA†	0.537%	#(l)	6/10/2034		12,915,040	74,427
Deephaven Residential Mortgage Trust Series 2021-3 Class A1†	1.194%	#(l)	8/25/2066		36,132,152	30,289,554
Ellington Financial Mortgage Trust Series 2020-2 Class A1†	1.178%	#(l)	10/25/2065		7,701,373	6,817,458
Ellington Financial Mortgage Trust Series 2021-3 Class A1†	1.241%	#(l)	9/25/2066		24,047,735	18,596,529
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA7 Class M1†	6.178% (30 day USD SOFR Average + 0.85%	)#	11/25/2041		7,186,649	7,144,884
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA7 Class M2†	7.128% (30 day USD SOFR Average + 1.80%	)#	11/25/2041		35,220,000	34,801,178
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA3 Class M1†	6.178% (30 day USD SOFR Average + 0.85%	)#	9/25/2041		18,235,431	18,041,255
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA4 Class M1†	6.278% (30 day USD SOFR Average + 0.95%	)#	12/25/2041		85,445,948	84,518,740
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA3 Class M1A†	7.328% (30 day USD SOFR Average + 2.00%	)#	4/25/2042		24,215,300	24,479,818

See Notes to Financial Statements.	317

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA4 Class M1A†	7.528% (30 day USD SOFR Average + 2.20%	)#	5/25/2042	$19,915,736	$20,172,064
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02 Class 2M1†	6.228% (30 day USD SOFR Average + 0.90%	)#	11/25/2041	5,017,149	5,002,819
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R04 Class 1M1†	7.629% (30 day USD SOFR Average + 2.30%	)#	5/25/2043	18,654,757	18,953,449
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R06 Class 1M1†	7.028% (30 day USD SOFR Average + 1.70%	)#	7/25/2043	7,993,372	8,013,954
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R02 Class 2M1†	6.528% (30 day USD SOFR Average + 1.20%	)#	1/25/2042	11,557,719	11,534,721
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R04 Class 1M1†	7.328% (30 day USD SOFR Average + 2.00%	)#	3/25/2042	18,451,310	18,598,725
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.878% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	25,380,872	26,032,064
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.729% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	21,165,174	21,539,255
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.828% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	35,638,649	36,147,052
Fontainebleau Miami Beach Trust Series 2019-FBLU Class A†	3.144%		12/10/2036	31,894,876	30,709,018
GS Mortgage Securities Corp. Trust Series 2017-GPTX Class A†	2.856%		5/10/2034	38,770,850	27,333,450
GS Mortgage Securities Corp. Trust Series 2017-GPTX Class B†	3.104%		5/10/2034	31,044,000	5,044,262
GS Mortgage Securities Corp. Trust Series 2018-RIVR Class A†	6.57% (1 mo. USD Term SOFR + 1.25%	)#	7/15/2035	41,995,665	31,993,591

318	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust Series 2019-70P Class A†	6.688% (1 mo. USD Term SOFR + 1.36%	)#	10/15/2036	$47,993,670	$46,153,986
GS Mortgage Securities Corp. Trust Series 2021-ARDN Class A†	6.687% (1 mo. USD Term SOFR + 1.36%	)#	11/15/2036	92,490,000	89,736,369
GS Mortgage Securities Corp. Trust Series 2021-RNT2 Class A†(h)	8.537% (1 mo. USD Term SOFR + 3.21%	)#	11/21/2023	83,880,910	67,378,935	(b)
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	5/15/2026	47,760,000	42,212,499
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class G†	10.088% (1 mo. USD Term SOFR + 4.76%	)#	5/15/2026	15,000,000	7,347,129
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class H†	11.338% (1 mo. USD Term SOFR + 6.01%	)#	5/15/2026	19,706,000	8,872,887
GS Mortgage Securities Trust Series 2012-GCJ9 Class XB†	Zero Coupon	#(l)	11/10/2045	36,801,458	368
GS Mortgage Securities Trust Series 2014-GC18 Class A4	4.074%		1/10/2047	2,424,345	2,418,564
GS Mortgage Securities Trust Series 2014-GC26 Class XA	1.053%	#(l)	11/10/2047	66,292,447	356,640
GS Mortgage Securities Trust Series 2015-GC34 Class A4	3.506%		10/10/2048	34,627,000	32,673,528
GS Mortgage Securities Trust Series 2015-GS1 Class XA	0.902%	#(l)	11/10/2048	88,428,724	1,048,482
GS Mortgage Securities Trust Series 2016-GS2 Class A4	3.05%		5/10/2049	28,917,000	26,970,900
GS Mortgage Securities Trust Series 2016-GS2 Class XA	1.884%	#(l)	5/10/2049	159,051,240	4,872,996
GS Mortgage Securities Trust Series 2020-GC45 Class A2	2.898%		2/13/2053	15,180,000	14,578,617
HMH Trust Series 2017-NSS Class A†	3.062%		7/5/2031	33,687,000	29,526,649
HMH Trust Series 2017-NSS Class B†	3.343%		7/5/2031	21,685,000	18,662,653
HMH Trust Series 2017-NSS Class C†	3.787%		7/5/2031	16,116,000	13,064,032	(b)
HMH Trust Series 2017-NSS Class D†	4.723%		7/5/2031	21,309,000	15,182,662
HONO Mortgage Trust Series 2021-LULU Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	10/15/2036	49,720,000	47,626,992
Houston Galleria Mall Trust Series 2015-HGLR Class A1A2†	3.087%		3/5/2037	30,525,000	28,915,142

See Notes to Financial Statements.	319

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust Series 2015-HB10 Class XA10†	1.474%	#(l)	8/5/2034	$150,785,000	$20,308
Hudsons Bay Simon JV Trust Series 2015-HB7 Class XA7†	1.417%	#(l)	8/5/2034	171,661,000	22,900
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-WLDN Class A†	3.905%		5/5/2030	63,210,190	49,065,349
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-LC11 Class XA	1.083%	#(l)	4/15/2046	4,699,929	106
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C24 Class XA	0.99%	#(l)	11/15/2047	83,204,836	291,259
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-C25 Class XA	0.944%	#(l)	11/15/2047	141,726,431	631,335
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class A†	3.429%		6/10/2027	163,798,100	59,105,889
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class B†	3.771%		6/10/2027	20,772,000	2,921,906
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class C†	3.931%	#(l)	6/10/2027	14,352,000	949,243
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class D†	3.931%	#(l)	6/10/2027	25,795,381	547,092
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class XA†	0.503%	#(l)	6/10/2027	102,274,000	289,303
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY Class XB†	0.16%	#(l)	6/10/2027	45,476,000	28,386
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-C29 Class XA	0.685%	#(l)	5/15/2048	46,052,427	274,979
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP4 Class XA	0.71%	#(l)	12/15/2049	136,332,321	1,777,310
JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-JP7 Class A3	3.379%		9/15/2050	9,815,262	9,480,122
JP Morgan Chase Commercial Mortgage Securities Trust Series 2017-JP7 Class XA	1.13%	#(l)	9/15/2050	259,731,711	6,497,734
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class A†	6.64% (1 mo. USD Term SOFR + 1.32%	)#	11/15/2035	13,730,000	13,203,549
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class B†	6.97% (1 mo. USD Term SOFR + 1.65%	)#	11/15/2035	10,053,000	9,064,852
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class C†	7.32% (1 mo. USD Term SOFR + 2.00%	)#	11/15/2035	8,746,000	7,011,095

320	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class A†	6.82% (1 mo. USD Term SOFR + 1.50%	)#	4/15/2031	$25,048,000	$17,076,659
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class B†	7.52% (1 mo. USD Term SOFR + 2.20%	)#	4/15/2031	14,359,000	8,787,112
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-PTC Class C†	7.92% (1 mo. USD Term SOFR + 2.60%	)#	4/15/2031	10,408,000	5,851,392
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-WPT Class XAFX†	1.295%	#(l)	7/5/2033	155,900,000	20,270
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-ICON Class A†	3.884%		1/5/2034	31,603,312	30,765,768
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-ICON Class B†	4.235%		1/5/2034	13,737,000	13,081,300
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-ICON Class C†	4.536%		1/5/2034	12,800,000	12,135,823
JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-UES Class A†	3.81%		5/5/2032	6,460,000	6,176,436
JP Morgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class A†	6.738% (1 mo. USD Term SOFR + 1.41%	)#	8/15/2033	50,480,000	47,234,136
JP Morgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class B†	7.888% (1 mo. USD Term SOFR + 2.56%	)#	8/15/2033	41,740,000	37,066,796	(b)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2021-BOLT Class C†	9.388% (1 mo. USD Term SOFR + 4.06%	)#	8/15/2033	37,430,000	30,557,932
JPMBB Commercial Mortgage Securities Trust Series 2014-C26 Class XA	1.063%	#(l)	1/15/2048	124,762,555	646,407
JPMBB Commercial Mortgage Securities Trust Series 2015-C30 Class XA	0.563%	#(l)	7/15/2048	104,090,523	573,726
Key Commercial Mortgage Securities Trust Series 2019-S2 Class A1†	2.656%		6/15/2052	4,920,106	4,805,730
Key Commercial Mortgage Securities Trust Series 2019-S2 Class X†	1.579%	#(l)	6/15/2052	114,823,877	5,842,276
KIND Trust Series 2021-KIND Class A†	6.388% (1 mo. USD Term SOFR + 1.06%	)#	8/15/2038	77,132,537	74,031,161
Ladder Capital Commercial Mortgage Trust Series 2013-GCP Class A1†	3.575%		2/15/2036	4,644,159	4,263,643
Life Mortgage Trust Series 2022-BMR2 Class A1†	6.618% (1 mo. USD Term SOFR + 1.30%	)#	5/15/2039	52,370,000	51,363,166

See Notes to Financial Statements.	321

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
LSTAR Commercial Mortgage Trust Series 2016-4 Class XA†	1.836%	#(l)	3/10/2049	$58,470,732	$892,486
LSTAR Commercial Mortgage Trust Series 2017-5 Class A3†	4.50%		3/10/2050	33,856,060	33,104,929
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9 Class XB†	0.172%	#(l)	5/15/2046	77,365,129	102,429
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014 C19 Class XA	1.099%	#(l)	12/15/2047	96,891,372	432,581
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29 Class A4	3.325%		5/15/2049	18,050,000	16,914,298
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29 Class XA	1.668%	#(l)	5/15/2049	107,249,061	2,696,928
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31 Class XA	1.406%	#(l)	11/15/2049	218,681,831	6,021,054
Morgan Stanley Capital I Trust Series 2015-UBS8 Class ASB	3.626%		12/15/2048	3,278,000	3,206,855
Morgan Stanley Capital I Trust Series 2016-UB11 Class XA	1.573%	#(l)	8/15/2049	66,706,861	2,011,866
Morgan Stanley Capital I Trust Series 2016-UB11 Class XB	1.017%	#(l)	8/15/2049	121,222,774	2,566,929
MSCG Trust Series 2015-ALDR Class A1†	2.612%		6/7/2035	5,884,874	5,560,022
MTK Mortgage Trust Series 2021-GRNY Class A†	7.188% (1 mo. USD Term SOFR + 1.86%	)#	12/15/2038	28,552,500	27,166,081
MTN Commercial Mortgage Trust Series 2022-LPFL Class A†	6.727% (1 mo. USD Term SOFR + 1.40%	)#	3/15/2039	13,544,000	13,186,392
New Residential Mortgage Loan Trust Series 2020-NQM1 Class A1†	2.464%	#(l)	1/26/2060	5,769,606	5,177,746
One New York Plaza Trust Series 2020-1NYP Class A†	6.388% (1 mo. USD Term SOFR + 1.06%	)#	1/15/2036	86,000,000	81,420,259
One New York Plaza Trust Series 2020-1NYP Class AJ†	6.688% (1 mo. USD Term SOFR + 1.36%	)#	1/15/2036	40,125,000	37,011,119
Palisades Center Trust Series 2016-PLSD Class C†	3.998%		4/13/2033	40,040,000	4,204,200
Palisades Center Trust Series 2016-PLSD Class D†	4.737%		4/13/2033	34,071,926	715,510
Prima Capital CRE Securitization Ltd. Series 2019-7A Class A†	2.25%		12/25/2050	2,444,782	2,400,576	(b)
RBS Commercial Funding, Inc. Trust Series 2013-SMV Class A†	3.26%		3/11/2031	56,895,351	51,101,640
Ready Capital Mortgage Financing LLC Series 2021-FL6 Class A†	6.407% (1 mo. USD Term SOFR + 1.06%	)#	7/25/2036	45,869,068	44,722,342

322	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Ready Capital Mortgage Financing LLC Series 2022-FL8 Class A†	6.979% (30 day USD SOFR Average + 1.65%	)#	1/25/2037	$45,356,571	$44,937,294
Ready Capital Mortgage Trust Series 2019-5 Class A†	3.777%		2/25/2052	255,062	254,224
ReadyCap Commercial Mortgage Trust Series 2018-4 Class A†	3.39%		2/27/2051	2,100,275	2,012,202
ReadyCap Commercial Mortgage Trust Series 2019-6 Class A†	2.833%		10/25/2052	18,207,264	17,314,380
Residential Mortgage Loan Trust Series 2020-1 Class A1†	2.376%	#(l)	1/26/2060	2,421,259	2,303,272
Shops at Crystals Trust Series 2016-CSTL Class XA†	0.73%	#(l)	7/5/2036	112,000,000	1,441,822
SHOW Trust Series 2022-BIZ Class A†	8.306% (1 mo. USD Term SOFR + 2.98%	)#	1/15/2027	186,000,000	172,472,458
SMRT Commercial Mortgage Trust Series 2022-MINI Class A†	6.323% (1 mo. USD Term SOFR + 1.00%	)#	1/15/2039	66,700,000	65,071,626
SREIT Trust Series 2021-MFP Class A†	6.168% (1 mo. USD Term SOFR + 0.85%	)#	11/15/2038	25,100,000	24,660,100
Starwood Mortgage Residential Trust Series 2020-1 Class A1†	2.275%	#(l)	2/25/2050	1,312,419	1,227,431
Starwood Mortgage Residential Trust Series 2021-2 Class A1†	0.943%	#(l)	5/25/2065	6,637,445	5,926,348
UBS Commercial Mortgage Trust Series 2017-C6 Class XA	1.307%	#(l)	12/15/2050	268,796,762	9,127,585
UBS-Barclays Commercial Mortgage Trust Series 2012-C2 Class XA†	0.91%	#(l)	5/10/2063	6,588,984	134
Verus Securitization Trust Series 2020-1 Class A1†	2.417%	(g)	1/25/2060	4,507,430	4,272,707
Verus Securitization Trust Series 2020-4 Class A1†	1.502%	(g)	5/25/2065	10,239,131	9,544,438
Verus Securitization Trust Series 2020-5 Class A1†	1.218%	(g)	5/25/2065	10,441,897	9,604,758
Verus Securitization Trust Series 2021-1 Class A1†	0.815%	#(l)	1/25/2066	20,042,414	16,900,176
Verus Securitization Trust Series 2021-3 Class A1†	1.046%	#(l)	6/25/2066	33,793,906	27,649,694
Verus Securitization Trust Series 2021-5 Class A1†	1.013%	#(l)	9/25/2066	30,336,559	23,775,541
Verus Securitization Trust Series 2021-R2 Class A1†	0.918%	#(l)	2/25/2064	7,244,096	6,295,936
Verus Securitization Trust Series 2021-R3 Class A1†	1.02%	#(l)	4/25/2064	21,740,418	19,301,464
Wells Fargo Commercial Mortgage Trust Series 2014-LC16 Class A5	3.817%		8/15/2050	10,077,000	9,926,431

See Notes to Financial Statements.	323

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust Series 2015-C29 Class XA	0.727%	#(l)	6/15/2048	$120,615,656	$854,357
Wells Fargo Commercial Mortgage Trust Series 2015-SG1 Class XA	0.796%	#(l)	9/15/2048	139,075,915	1,107,670
Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 Class XA	1.853%	#(l)	8/15/2049	180,805,583	5,977,758
Wells Fargo Commercial Mortgage Trust Series 2016-C32 Class A4	3.56%		1/15/2059	14,295,000	13,577,987
Wells Fargo Commercial Mortgage Trust Series 2016-C34 Class XA	2.228%	#(l)	6/15/2049	116,282,662	3,514,597
WF-RBS Commercial Mortgage Trust Series 2014-C19 Class A4	3.829%		3/15/2047	1,923,299	1,918,411
WF-RBS Commercial Mortgage Trust Series 2014-C19 Class A5	4.101%		3/15/2047	25,388,286	25,239,960
WF-RBS Commercial Mortgage Trust Series 2014-C20 Class A5	3.995%		5/15/2047	9,160,000	9,025,781
WFRBS Commercial Mortgage Trust Series 2014-C21 Class A4	3.41%		8/15/2047	11,723,291	11,578,905
WF-RBS Commercial Mortgage Trust Series 2014-C21 Class XB	0.792%	#(l)	8/15/2047	77,368,500	307,548
WF-RBS Commercial Mortgage Trust Series 2014-C22 Class XA	0.909%	#(l)	9/15/2057	69,231,351	250,714
WF-RBS Commercial Mortgage Trust Series 2014-C22 Class XB	0.493%	#(l)	9/15/2057	37,769,102	107,838
Total Non-Agency Commercial Mortgage-Backed Securities (cost $4,677,061,659)					3,981,015,525

U.S. TREASURY OBLIGATIONS 4.01%
U.S. Treasury Inflation-Indexed Notes(n)	0.25%		1/15/2025	332,229,377	320,805,433
U.S. Treasury Notes	4.125%		1/31/2025	539,389,000	533,489,433
U.S. Treasury Notes	4.625%		6/30/2025	310,290,000	309,138,532
U.S. Treasury Notes	5.00%		9/30/2025	565,710,200	567,842,662
Total U.S. Treasury Obligations (cost $1,733,647,230)					1,731,276,060
Total Long-Term Investments (cost $44,190,846,538)					42,703,024,051

SHORT-TERM INVESTMENTS 1.18%

COMMERCIAL PAPER 0.05%

Oil & Gas
Marathon Oil Corp.† (cost $24,987,542)	6.07%		12/4/2023	25,000,000	24,987,542

324	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 1.13%
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $184,504,200 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $169,181,702; proceeds: $165,877,268 (cost $165,864,368)	$165,864,368	$165,864,368
Repurchase Agreement dated 11/30/2023, 5.380% due 12/1/2023 with JPMorgan Securities LLC collateralized by $326,720,000 of U.S. Treasury Note at 4.375% due 11/30/2028; value: $328,129,591; proceeds: $321,615,056 (cost $321,567,000)	321,567,000	321,567,000
Total Repurchase Agreements (cost $487,431,368)		487,431,368
Total Short-Term Investments (cost $512,418,910)		512,418,910
Total Investments in Securities 100.05% (cost $44,703,265,448)		43,215,442,961
Less Unfunded Loan Commitments (0.14%) (cost $59,937,250)		(60,659,844)
Net Investments in Securities 99.91% (cost $44,643,328,198)		43,154,783,117
Other Assets and Liabilities – Net(o) 0.09%		37,548,833
Net Assets 100.00%		$43,192,331,950

CAD	Canadian Dollar.
CMT	Constant Maturity Rate.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
RFUCCT	Refinitiv USD IBOR Consumer Cash Fallbacks Term.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $20,847,945,731, which represents 48.27% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Securities purchased on a when-issued basis (See Note 2(j)).
(d)	Interest Rate to be determined.
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Step Bond – Security with a predetermined schedule of interest rate changes.
(h)	Defaulted (non-income producing security).
(i)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.

See Notes to Financial Statements.	325

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

(j)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	Security partially/fully unfunded. See Note (2(o)).
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Maturity date has passed. As of November 30, 2023, an extension is available to June 15, 2024.
(n)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.
(o)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Issuers and Index - Sell Protection at November 30, 2023(1):

Referenced Issuers/Index	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
Ford Motor Company(4)(5)	Goldman Sachs	5.00%	12/20/2023	$50,000,000	$58,760	$58,718	$117,478
Ford Motor Company(4)(5)	Goldman Sachs	5.00%	12/20/2023	25,000,000	48,612	11,257	59,869
Markit CDX.NA.IG.S41(4)(6)	Goldman Sachs	1.00%	12/20/2028	216,728,000	2,034,370	1,605,085	3,639,455
					$2,141,742	$1,675,060	$3,816,802

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Issuers/Index amounted to $1,675,060. Total unrealized depreciation on Credit Default Swap Contracts on Issuers/Index amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	Moody’s Credit Rating: Baa3.
(6)	The Referenced Index is for the Credit Default Swap Contracts on Indexes, which is comprised of a basket of investment grade securities.

Centrally Cleared Interest Rate Swap Contracts at November 30, 2023:

Central Clearingparty	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	3.872%	12-Month USD SOFR Index	5/31/2028	$1,140,035,000	$3,350,277
Goldman Sachs	12-Month USD SOFR Index	4.792%	9/30/2025	5,000,000	15,614
Unrealized Appreciation on Centrally Cleared Interest Rate Swap Contracts					$3,365,891

326	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

Centrally Cleared Consumer Price Index (“CPI”) Swap Contracts at November 30, 2023:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	2.079%	CPI Urban Consumer NSA	7/15/2024	$117,695,000	$365,246
Goldman Sachs	2.285%	CPI Urban Consumer NSA	7/15/2025	117,695,000	245,768
Goldman Sachs	2.548%	CPI Urban Consumer NSA	3/27/2025	245,000,000	668,076
Goldman Sachs	2.744%	CPI Urban Consumer NSA	1/15/2024	117,695,000	521,606
Goldman Sachs	2.750%	CPI Urban Consumer NSA	3/24/2024	245,000,000	1,115,571
Goldman Sachs	4.145%	CPI Urban Consumer NSA	4/15/2024	261,224,873	2,656,571
Total Unrealized Appreciation on Centrally Cleared CPI Swap Contracts					$5,572,838

NSA Non-seasonally adjusted

Credit Default Swap Contracts on Indexes - Sell Protection at November 30, 2023(1):

Referenced Indexes*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.A.10	Morgan Stanley	2.000%	11/17/2059	$15,000,000	$(70,534)	$(1,763,066)	$(1,833,600)
Markit CMBX.NA.A.10	Morgan Stanley	2.000%	11/17/2059	25,000,000	(114,201)	(2,941,799)	(3,056,000)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	3,090,273	(29,032)	(312,868)	(341,900)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	1,545,137	(23,699)	(147,251)	(170,950)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	772,568	(8,639)	(76,836)	(85,475)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	1,545,137	(27,817)	(143,133)	(170,950)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	772,568	(11,375)	(74,100)	(85,475)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	1,545,137	(16,807)	(154,143)	(170,950)
Markit CMBX.NA.AA.6	Citibank	1.500%	5/11/2063	1,545,137	(17,277)	(153,673)	(170,950)
Markit CMBX.NA.AA.6	Morgan Stanley	1.500%	5/11/2063	4,635,410	(38,108)	(474,742)	(512,850)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	14,520,823	(210,743)	(799,453)	(1,010,196)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	10,372,016	(173,597)	(547,971)	(721,568)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	8,297,613	(122,689)	(454,566)	(577,255)
					$(864,518)	$(8,043,601)	$(8,908,119)

*	The Referenced Index is for the Credit Default Swap Contracts on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.

See Notes to Financial Statements.	327

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2023

(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swap Contracts on Indexes amounted to $8,043,601.
(4)	Includes upfront payments paid (received).

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	2/9/2024	34,000,000	$24,810,456	$25,083,227	$(272,771)

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	82,705	Long	$16,854,386,740	$16,909,941,878	$55,555,138

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2024	15,205	Short	$(1,622,397,966)	$(1,624,678,015)	$(2,280,049)

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Other	$–	$5,875,351,121	$33,990,920	$5,909,342,041
Remaining Industries	–	5,002,828,398	–	5,002,828,398
Corporate Bonds	–	24,137,406,025	–	24,137,406,025
Floating Rate Loans
Regional	–	–	52,573,053	52,573,053
Remaining Industries	–	1,780,386,381	–	1,780,386,381
Less Unfunded Commitments	–	(60,659,844)	–	(60,659,844)
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	11,543,847	4,173	11,548,020
Government Sponsored Enterprises Pass-Throughs	–	96,648,548	–	96,648,548
Non-Agency Commercial Mortgage-Backed Securities	–	3,751,905,058	229,110,467	3,981,015,525
U.S. Treasury Obligations	–	1,731,276,060	–	1,731,276,060
Short-Term Investments
Commercial Paper	–	24,987,542	–	24,987,542
Repurchase Agreements	–	487,431,368	–	487,431,368
Total	$–	$42,839,104,504	$315,678,613	$43,154,783,117

328	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2023

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$3,816,802	$–	$3,816,802
Liabilities	–	–	–	–
Centrally Cleared Interest Rate Swap Contracts
Assets	–	3,365,891	–	3,365,891
Liabilities	–	–	–	–
Centrally Cleared CPI Swap Contracts
Assets	–	5,572,838	–	5,572,838
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	–	–	–
Liabilities	–	(8,908,119)	–	(8,908,119)
Forward Foreign Currency Exchange Contracts
Assets	–	–	–	–
Liabilities	–	(272,771)	–	(272,771)
Futures Contracts
Assets	55,555,138	–	–	55,555,138
Liabilities	(2,280,049)	–	–	(2,280,049)
Total	$53,275,089	$3,574,641	$–	$56,849,730

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	329

Schedule of Investments

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 114.95%

ASSET-BACKED SECURITIES 15.98%

Automobiles 5.45%
BMW Vehicle Lease Trust Series 2023-1 Class A4	5.07%	6/25/2026	$11,350,000	$11,286,825
Capital One Prime Auto Receivables Trust Series 2022-1 Class A2	2.71%	6/16/2025	590,461	587,780
Carvana Auto Receivables Trust Series 2019-3A Class E†	4.60%	7/15/2026	4,032,038	3,999,665
Carvana Auto Receivables Trust Series NP1 2020-N1A Class E†	5.20%	7/15/2027	10,577,000	10,249,615
Citizens Auto Receivables Trust Series 2023-2 Class A3†	5.83%	2/15/2028	16,685,000	16,787,663
CPS Auto Receivables Trust Series 2019-B Class E†	5.00%	3/17/2025	671,177	670,758
CPS Auto Receivables Trust Series 2020-A Class E†	4.09%	12/15/2025	669,480	664,460
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A2†	0.56%	12/11/2034	1,634,126	1,619,799
Exeter Automobile Receivables Trust Series 2020-2A Class E†	7.19%	9/15/2027	10,000,000	10,053,992
Flagship Credit Auto Trust Series 2018-4 Class E†	5.51%	3/16/2026	9,800,000	9,763,135
Flagship Credit Auto Trust Series 2022-3 Class A3†	4.55%	4/15/2027	11,120,000	10,996,875
Ford Credit Auto Lease Trust Series 2023-A Class A3	4.94%	3/15/2026	13,850,000	13,768,358
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	8,711,000	8,465,267
GM Financial Automobile Leasing Trust Series 2023-1 Class A3	5.16%	4/20/2026	12,200,000	12,152,840
GM Financial Automobile Leasing Trust Series 2023-1 Class B	5.51%	1/20/2027	10,505,000	10,418,111
Santander Drive Auto Receivables Trust 2023-2 Class C	5.47%	12/16/2030	7,790,000	7,657,116
Santander Drive Auto Receivables Trust Series 2022-5 Class C	4.74%	10/16/2028	6,050,000	5,903,820
Toyota Auto Receivables Owner Trust Series 2023-D Class A3	5.54%	8/15/2028	8,240,000	8,325,717
Tricolor Auto Securitization Trust Series 2021-1A Class E†	3.23%	9/15/2026	4,270,000	4,208,987
Westlake Automobile Receivables Trust Series 2020-3A Class E†	3.34%	6/15/2026	8,700,000	8,498,329
Westlake Automobile Receivables Trust Series 2023-1A Class C†	5.74%	8/15/2028	4,415,000	4,350,823
World Omni Auto Receivables Trust Series 2023-D Class A3	5.79%	2/15/2029	13,650,000	13,880,060
Total				174,309,995

330	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card 1.28%
American Express Credit Account Master Trust Series 2023-4 Class A	5.15%		9/15/2030	$24,285,000	$24,523,178
Genesis Sales Finance Master Trust Series 2021-AA Class B†	1.45%		12/21/2026	8,410,000	7,764,130
Genesis Sales Finance Master Trust Series 2021-AA Class D†	2.09%		12/21/2026	4,000,000	3,526,017
Perimeter Master Note Business Trust Series 2021-1A Class B†	4.17%		12/15/2026	5,875,000	5,190,135
Total					41,003,460

Other 9.17%
Affirm Asset Securitization Trust Series 2023-A Class 1A†	6.61%		1/18/2028	9,620,000	9,606,607
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	12,780,000	12,876,121
AMMC CLO XIII Ltd. Series 2013-13A Class A2LR†	7.36% (3 mo. USD Term SOFR + 1.96%	)#	7/24/2029	810,000	811,256
Anchorage Capital CLO Ltd. Series 2015-6A Class B1R†	7.406% (3 mo. USD Term SOFR + 2.01%	)#	7/15/2030	4,080,000	4,089,054
Apidos CLO XII Series 2013-12A Class BR†	7.056% (3 mo. USD Term SOFR + 1.66%	)#	4/15/2031	5,050,000	4,976,479
Apidos CLO XXIV Series 2016-24A Class A1AL†	6.627% (3 mo. USD Term SOFR + 1.21%	)#	10/20/2030	6,720,000	6,698,911
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL2 Class A†	6.537% (1 mo. USD Term SOFR + 1.21%	)#	5/15/2036	5,000,000	4,943,625
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL3 Class A†	6.507% (1 mo. USD Term SOFR + 1.18%	)#	8/15/2034	5,910,000	5,793,911
Arbor Realty Commercial Real Estate Notes Ltd. Series 2021-FL4 Class A†	6.787% (1 mo. USD Term SOFR + 1.46%	)#	11/15/2036	6,317,000	6,219,440
ARES XL CLO Ltd. Series 2016-40A Class A1RR†	6.526% (3 mo. USD Term SOFR + 1.13%	)#	1/15/2029	2,565,752	2,559,952
Avant Loans Funding Trust Series 2022-REV1 Class A†	6.54%		9/15/2031	15,210,000	15,172,489
Bain Capital Credit CLO Ltd. Series 2023-4A Class D†	10.423% (3 mo. USD Term SOFR + 5.00%	)#	10/21/2036	6,890,000	6,944,949
Ballyrock CLO Ltd. Series 2020-2A Class A1R†	6.687% (3 mo. USD Term SOFR + 1.27%	)#	10/20/2031	6,120,000	6,102,243

See Notes to Financial Statements.	331

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Other (continued)
Ballyrock CLO Ltd. Series 2023-25A Class A2†(a)	–	(b)	1/25/2036		$7,030,000	$7,030,000
BlueMountain CLO XXXI Ltd. Series 2021-31A Class A1†	6.808% (3 mo. USD Term SOFR + 1.41%	)#	4/19/2034		6,950,000	6,872,080
Carlyle Global Market Strategies CLO Ltd. Series 2012-3A Class A1A2†	6.836% (3 mo. USD Term SOFR + 1.44%	)#	1/14/2032		3,986,845	3,985,848
Carlyle U.S. CLO Ltd. Series 2017-3A Class A1AR†	6.577% (3 mo. USD Term SOFR + 1.16%	)#	7/20/2029		6,234,823	6,215,328
CIFC Funding Ltd. 2021-1A Class B†	7.19% (3 mo. USD Term SOFR + 1.81%	)#	4/25/2033		3,420,000	3,375,172
CIFC Funding Ltd. Series 2014-5A Class A1R2†	6.864% (3 mo. USD Term SOFR + 1.46%	)#	10/17/2031		3,830,000	3,826,988
Elmwood CLO Ltd. Series 2023-3A Class B†(a)	–	(b)	12/11/2033		6,450,000	6,450,000
Fairstone Financial Issuance Trust I Series 2020-1A Class D†(c)	6.873%		10/20/2039	CAD	2,649,000	1,806,655
Fairstone Financial Issuance Trust Series I 2020-1A Class C†(c)	5.162%		10/20/2039	CAD	20,760,000	14,127,203
Galaxy XXI CLO Ltd. Series 2015-21A Class AR†	6.697% (3 mo. USD Term SOFR + 1.28%	)#	4/20/2031		$1,833,954	1,826,768
GoldenTree Loan Management U.S. CLO Ltd. Series 2022-16A Class BR†(a)	–	(b)	1/20/2034		7,560,000	7,560,000
Greywolf CLO VII Ltd. Series 2018-2A Class A1†	6.856% (3 mo. USD Term SOFR + 1.44%	)#	10/20/2031		3,800,000	3,802,642
Lending Funding Trust Series 2020-2A Class A†	2.32%		4/21/2031		11,751,000	10,624,452
Lendmark Funding Trust Series 2021-1A Class A†	1.90%		11/20/2031		8,300,000	7,302,992
LoanCore Issuer Ltd. Series 2022-CRE7 Class A†	6.875% (30 day USD SOFR Average + 1.55%	)#	1/17/2037		6,400,000	6,280,000
Marble Point CLO XVII Ltd. Series 2020-1A Class A†	6.977% (3 mo. USD Term SOFR + 1.56%	)#	4/20/2033		7,154,498	7,091,044
Mariner Finance Issuance Trust Series 2021-BA Class E†	4.68%		11/20/2036		4,100,000	3,220,137
ME Funding LLC Series 2019-1 Class A2†	6.448%		7/30/2049		8,360,640	8,231,790
MF1 Ltd. Series 2022-FL8 Class A†	6.683% (1 mo. USD Term SOFR + 1.35%	)#	2/19/2037		4,610,000	4,511,978
Mountain View CLO LLC Series 2017-1A Class AR†	6.746% (3 mo. USD Term SOFR + 1.35%	)#	10/16/2029		2,553,435	2,554,354
Neuberger Berman CLO XVII Ltd. Seires 2014-17A Class BR2†	7.174% (3 mo. USD Term SOFR + 1.76%	)#	4/22/2029		7,380,000	7,318,923
OCP CLO Ltd. Series 2014-5 Class A1R†	6.721% (3 mo. USD Term SOFR + 1.34%	)#	4/26/2031		3,651,388	3,646,555

332	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Parallel Ltd. Series 2017-1A Class A1R†	6.707% (3 mo. USD Term SOFR + 1.29%	)#	7/20/2029	$852,098	$852,000
RAD CLO 6 Ltd. Series 2019-6A Class A1†	7.057% (3 mo. USD Term SOFR + 1.64%	)#	1/20/2033	8,550,000	8,561,046
Rockford Tower CLO Ltd. Series 2018-1A Class A†	6.729% (3 mo. USD Term SOFR + 1.36%	)#	5/20/2031	8,949,875	8,943,163
RR Ltd. Series 2022-24A Class A2R†(a)	–	(b)	1/15/2036	7,460,000	7,460,000
SCF Equipment Leasing LLC Series 2019-2A Class B†	2.76%		8/20/2026	4,152,203	4,116,841
SCF Equipment Leasing LLC Series 2021-1A Class D†	1.93%		9/20/2030	8,430,000	7,710,459
SCF Equipment Leasing LLC Series 2021-1A Class E†	3.56%		8/20/2032	2,800,000	2,582,600
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	9,595,950	8,700,565
Signal Peak CLO Ltd. Series 2020-8A Class A†	6.947% (3 mo. USD Term SOFR + 1.53%	)#	4/20/2033	12,021,647	11,998,148
Sunrun Demeter Issuer LLC Series 2021-2A Class A†	2.27%		1/30/2057	1,650,405	1,366,097
Valley Stream Park CLO Ltd. Series 2022-1A Class BR†	7.666% (3 mo. USD Term SOFR + 2.25%	)#	10/20/2034	6,310,000	6,315,305
Voya CLO Ltd. Series 2018-1 Class A2†	6.958% (3 mo. USD Term SOFR + 1.56%	)#	4/19/2031	4,240,000	4,174,578
Voya CLO Ltd. Series 2018-2A Class A1†	6.656% (3 mo. USD Term SOFR + 1.26%	)#	7/15/2031	5,918,401	5,910,986
Total					293,147,734

Rec Vehicle Loan 0.07%
Octane Receivables Trust Series 2022-2A Class A†	5.11%		2/22/2028	2,084,042	2,062,670

Student Loan 0.01%
Towd Point Asset Trust Series 2018-SL1 Class A†	6.057% (1 mo. USD Term SOFR + 0.71%	)#	1/25/2046	336,629	335,881
Total Asset-Backed Securities (cost $521,363,575)					510,859,740

CORPORATE BONDS 48.87%

Aerospace/Defense 0.76%
Bombardier, Inc. (Canada)†(d)	6.00%		2/15/2028	4,933,000	4,653,994
L3Harris Technologies, Inc.	5.40%		7/31/2033	10,322,000	10,295,996
Spirit AeroSystems, Inc.†	9.375%		11/30/2029	2,917,000	3,157,769
TransDigm, Inc.	4.625%		1/15/2029	3,334,000	3,010,485
Triumph Group, Inc.	7.75%		8/15/2025	3,199,000	3,138,219
Total					24,256,463

See Notes to Financial Statements.	333

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Agriculture 0.94%
BAT Capital Corp.	3.222%		8/15/2024	$9,864,000	$9,679,956
BAT Capital Corp.	6.343%		8/2/2030	8,550,000	8,783,683
Philip Morris International, Inc.	5.625%		11/17/2029	6,862,000	6,974,611
Viterra Finance BV (Netherlands)†(d)	4.90%		4/21/2027	4,776,000	4,643,026
Total					30,081,276

Airlines 0.56%
Air Canada (Canada)†(d)	3.875%		8/15/2026	3,351,000	3,130,007
American Airlines, Inc.†	7.25%		2/15/2028	4,904,000	4,847,430
Azul Secured Finance LLP†	11.93%		8/28/2028	1,497,000	1,517,533
British Airways Pass-Through Trust (United Kingdom)†(d)	4.25%		5/15/2034	6,221,675	5,627,908
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(d)	7.875%		5/1/2027	3,396,000	2,871,980
Total					17,994,858

Auto Manufacturers 0.26%
Hyundai Capital America†	1.80%		10/15/2025	5,169,000	4,807,298
Hyundai Capital America†	5.80%		6/26/2025	3,586,000	3,586,099
Total					8,393,397

Auto Parts & Equipment 0.15%
Goodyear Tire & Rubber Co.	5.00%		7/15/2029	5,271,000	4,812,336

Banks 14.26%
ABN AMRO Bank NV (Netherlands)†(d)	3.324% (5 yr. CMT + 1.90%	)#	3/13/2037	5,400,000	4,083,432
Bank of America Corp.	1.658% (SOFR + 0.91%	)#	3/11/2027	4,792,000	4,373,229
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	17,835,000	15,341,532
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	7,371,000	5,991,042
Bank of America Corp.	3.458% (3 mo. USD Term SOFR + 1.23%	)#	3/15/2025	7,498,000	7,440,152
Bank of America Corp.	3.593% (3 mo. USD Term SOFR + 1.63%	)#	7/21/2028	10,476,000	9,783,061
Bank of America Corp.	3.97% (3 mo. USD Term SOFR + 1.33%	)#	3/5/2029	5,597,000	5,246,374
Bank of America Corp.	4.00%		1/22/2025	2,367,000	2,320,948
Bank of New York Mellon Corp.	4.967% (SOFR + 1.61%	)#	4/26/2034	5,472,000	5,216,380

334	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
BankUnited, Inc.	5.125%		6/11/2030	$6,768,000	$5,940,654
Barclays PLC (United Kingdom)(d)	3.932% (3 mo. USD LIBOR + 1.61%	)#	5/7/2025	11,506,000	11,393,090
BNP Paribas SA (France)†(d)	2.219% (SOFR + 2.07%	)#	6/9/2026	9,609,000	9,088,163
BNP Paribas SA (France)†(d)	4.375% (5 yr. USD Swap + 1.48%	)#	3/1/2033	9,174,000	8,303,967
Citigroup, Inc.	3.887% (3 mo. USD Term SOFR + 1.82%	)#	1/10/2028	13,692,000	13,033,049
Citigroup, Inc.	3.98% (3 mo. USD Term SOFR + 1.60%	)#	3/20/2030	26,656,000	24,625,044
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	3,361,000	3,330,657
Citizens Bank NA	4.119% (SOFR + 1.40%	)#	5/23/2025	7,144,000	6,897,802
Citizens Bank NA	6.064% (SOFR + 1.45%	)#	10/24/2025	2,405,000	2,319,735
Danske Bank AS (Denmark)†(d)	3.773% (1 yr. CMT + 1.45%	)#	3/28/2025	16,133,000	15,998,613
Danske Bank AS (Denmark)†(d)	4.375%		6/12/2028	200,000	188,999
Danske Bank AS (Denmark)†(d)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026	8,151,000	8,173,855
First-Citizens Bank & Trust Co.	2.969% (3 mo. USD Term SOFR + 1.72%	)#	9/27/2025	6,617,000	6,419,141
HSBC Holdings PLC (United Kingdom)(d)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	6,281,000	6,239,903
Intesa Sanpaolo SpA (Italy)†(d)	6.625%		6/20/2033	8,959,000	8,780,276
JPMorgan Chase & Co.	2.739% (3 mo. USD Term SOFR + 1.51%	)#	10/15/2030	10,975,000	9,470,555
JPMorgan Chase & Co.	3.54% (3 mo. USD Term SOFR + 1.64%	)#	5/1/2028	9,410,000	8,856,932
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	11,388,000	11,267,257
M&T Bank Corp.	5.053% (SOFR + 1.85%	)#	1/27/2034	5,074,000	4,551,047
Macquarie Bank Ltd. (Australia)†(d)	3.624%		6/3/2030	2,821,000	2,365,864
Macquarie Group Ltd. (Australia)†(d)	2.691% (SOFR + 1.44%	)#	6/23/2032	11,002,000	8,638,851
Macquarie Group Ltd. (Australia)†(d)	4.654% (3 mo. USD LIBOR + 1.73%	)#	3/27/2029	9,640,000	9,104,263
Mitsubishi UFJ Financial Group, Inc. (Japan)(d)	5.541% (1 yr. CMT + 1.50%	)#	4/17/2026	3,928,000	3,911,736

See Notes to Financial Statements.	335

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Morgan Stanley	4.21% (SOFR + 1.61%	)#	4/20/2028	$4,606,000	$4,424,862
Morgan Stanley	4.431% (3 mo. USD Term SOFR + 1.89%	)#	1/23/2030	31,126,000	29,561,101
NatWest Group PLC (United Kingdom)(d)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	13,020,000	12,939,200
NatWest Group PLC (United Kingdom)(d)	5.808% (1 yr. CMT + 1.95%	)#	9/13/2029	4,202,000	4,186,544
NatWest Group PLC (United Kingdom)(d)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026	6,251,000	6,410,252
Royal Bank of Canada (Canada)(d)	6.00%		11/1/2027	7,909,000	8,128,794
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	5,123,000	4,623,120
Toronto-Dominion Bank (Canada)(d)	4.456%		6/8/2032	4,039,000	3,754,410
U.S. Bancorp	4.839% (SOFR + 1.60%	)#	2/1/2034	4,598,000	4,212,393
U.S. Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	12,314,000	11,024,291
UBS AG (Switzerland)(d)	5.125%		5/15/2024	9,363,000	9,269,136
UBS Group AG (Switzerland)†(d)	1.364% (1 yr. CMT + 1.08%	)#	1/30/2027	5,819,000	5,260,574
UBS Group AG (Switzerland)†(d)	1.494% (1 yr. CMT + 0.85%	)#	8/10/2027	8,920,000	7,926,991
UBS Group AG (Switzerland)†(d)	4.703% (1 yr. CMT + 2.05%	)#	8/5/2027	4,487,000	4,352,170
UBS Group AG (Switzerland)†(d)	4.988% (1 yr. CMT + 2.40%	)#	8/5/2033	8,174,000	7,526,573
UBS Group AG (Switzerland)†(d)	6.327% (1 yr. CMT + 1.60%	)#	12/22/2027	2,685,000	2,715,923
UBS Group AG (Switzerland)†(d)	6.373% (SOFR + 3.34%	)#	7/15/2026	12,446,000	12,476,144
UBS Group AG (Switzerland)†(d)	6.442% (SOFR + 3.70%	)#	8/11/2028	11,155,000	11,341,377
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	7,724,000	7,344,381
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	20,155,000	18,120,032
Wells Fargo & Co.	2.406% (3 mo. USD Term SOFR + 1.09%	)#	10/30/2025	9,758,000	9,441,791
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	8,054,000	6,744,979

336	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Wells Fargo & Co.	3.584% (3 mo. USD Term SOFR + 1.57%	)#	5/22/2028	$10,914,000	$10,226,183
Wells Fargo & Co.	5.389% (SOFR + 2.02%	)#	4/24/2034	5,516,000	5,308,846
Total					456,015,670

Beverages 0.33%
Bacardi Ltd./Bacardi-Martini BV†	5.40%		6/15/2033	10,878,000	10,558,765

Biotechnology 0.06%
Baxalta, Inc.	4.00%		6/23/2025	2,070,000	2,023,888

Building Materials 0.64%
Carrier Global Corp.†	5.90%		3/15/2034	2,938,000	3,024,806
Eco Material Technologies, Inc.†	7.875%		1/31/2027	3,232,000	3,179,621
Griffon Corp.	5.75%		3/1/2028	3,355,000	3,175,366
Smyrna Ready Mix Concrete LLC†	6.00%		11/1/2028	6,495,000	6,178,038
Standard Industries, Inc.†	4.375%		7/15/2030	3,523,000	3,091,353
Summit Materials LLC/Summit Materials Finance Corp.†(a)	7.25%		1/15/2031	1,760,000	1,772,969
Total					20,422,153

Chemicals 0.91%
Celanese U.S. Holdings LLC	6.05%		3/15/2025	10,644,000	10,665,349
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	3,972,000	3,647,090
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	12,233,000	11,175,336
Rain Carbon, Inc.†	12.25%		9/1/2029	3,350,000	3,421,188
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025	70,000	67,431
Total					28,976,394

Coal 0.10%
SunCoke Energy, Inc.†	4.875%		6/30/2029	3,791,000	3,264,717

Commercial Services 0.54%
Adani Ports & Special Economic Zone Ltd. (India)(d)	4.00%		7/30/2027	3,580,000	3,082,666
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL (Luxembourg)†(d)	4.625%		6/1/2028	3,637,000	3,160,136
Garda World Security Corp. (Canada)†(d)	7.75%		2/15/2028	3,106,000	3,138,271
Global Payments, Inc.	4.95%		8/15/2027	8,207,000	8,048,095
Total					17,429,168

See Notes to Financial Statements.	337

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Computers 0.23%
Leidos, Inc.	5.75%		3/15/2033	$4,202,000	$4,186,960
Seagate HDD Cayman (Cayman Islands)†(d)	8.50%		7/15/2031	2,936,000	3,139,926
Total					7,326,886

Diversified Financial Services 2.65%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%		1/16/2024	2,348,000	2,344,438
Aircastle Ltd.†	2.85%		1/26/2028	6,919,000	6,025,681
American Express Co.	6.489% (SOFR + 1.94%	)#	10/30/2031	1,134,000	1,194,376
Aviation Capital Group LLC†	1.95%		1/30/2026	4,918,000	4,487,556
Aviation Capital Group LLC†	5.50%		12/15/2024	11,453,000	11,321,205
Aviation Capital Group LLC†	6.375%		7/15/2030	7,653,000	7,559,283
Avolon Holdings Funding Ltd. (Ireland)†(d)	2.125%		2/21/2026	11,378,000	10,360,398
Avolon Holdings Funding Ltd. (Ireland)†(d)	4.25%		4/15/2026	5,671,000	5,395,495
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%		5/15/2024	12,128,000	12,049,622
LPL Holdings, Inc.†	4.00%		3/15/2029	8,718,000	7,783,413
Navient Corp.	4.875%		3/15/2028	5,613,000	4,976,380
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	4,745,000	4,486,852
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	4,780,000	3,682,462
OneMain Finance Corp.	5.375%		11/15/2029	3,471,000	3,127,048
Total					84,794,209

Electric 4.32%
AEP Texas, Inc.	5.40%		6/1/2033	3,798,000	3,709,945
AES Corp.†	3.95%		7/15/2030	9,000,000	8,009,820
Alfa Desarrollo SpA (Chile)†(d)	4.55%		9/27/2051	5,741,951	4,129,303
Ausgrid Finance Pty. Ltd. (Australia)†(d)	4.35%		8/1/2028	6,077,000	5,757,938
Calpine Corp.†	5.125%		3/15/2028	3,474,000	3,272,153
Constellation Energy Generation LLC	6.25%		10/1/2039	5,767,000	5,813,375
Duke Energy Corp.	4.50%		8/15/2032	11,256,000	10,504,911
Duke Energy Indiana LLC	5.40%		4/1/2053	3,668,000	3,476,088
Electricite de France SA (France)†(d)	6.25%		5/23/2033	9,711,000	10,040,232
Eskom Holdings SOC Ltd. (South Africa)(d)	6.35%		8/10/2028	3,260,000	3,077,440
Indiana Michigan Power Co.	5.625%		4/1/2053	3,692,000	3,611,707
Indianapolis Power & Light Co.†	5.65%		12/1/2032	9,456,000	9,499,175
Minejesa Capital BV (Netherlands)†(d)	4.625%		8/10/2030	7,792,000	7,256,300
National Grid PLC (United Kingdom)(d)	5.809%		6/12/2033	9,665,000	9,708,432

338	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric (continued)
NRG Energy, Inc.†	4.45%		6/15/2029	$3,410,000	$3,099,431
Oklahoma Gas & Electric Co.	5.40%		1/15/2033	4,089,000	4,088,690
Oncor Electric Delivery Co. LLC†	5.65%		11/15/2033	6,274,000	6,443,780
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(d)	3.00%		6/30/2030	8,195,000	7,014,150
PG&E Corp.	5.00%		7/1/2028	3,330,000	3,170,271
Southern Co.	4.475%	(e)	8/1/2024	13,655,000	13,509,452
Vistra Operations Co. LLC†	3.55%		7/15/2024	9,911,000	9,706,062
Vistra Operations Co. LLC†	7.75%		10/15/2031	3,099,000	3,174,551
Total					138,073,206

Energy-Alternate Sources 0.10%
Greenko Dutch BV (Netherlands)†(d)	3.85%		3/29/2026	3,477,075	3,178,481

Engineering & Construction 0.35%
Cellnex Finance Co. SA (Spain)†(d)	3.875%		7/7/2041	8,808,000	6,379,194
Weekley Homes LLC/Weekley Finance Corp.†	4.875%		9/15/2028	5,381,000	4,935,367
Total					11,314,561

Entertainment 0.38%
Cinemark USA, Inc.†	5.875%		3/15/2026	3,245,000	3,150,830
Jacobs Entertainment, Inc.†	6.75%		2/15/2029	3,610,000	3,237,719
Warnermedia Holdings, Inc.	3.788%		3/15/2025	5,808,000	5,662,153
Total					12,050,702

Environmental Control 0.16%
Veralto Corp.†	5.45%		9/18/2033	5,024,000	4,998,878

Equity Real Estate 0.10%
Howard Hughes Corp.†	5.375%		8/1/2028	3,459,000	3,246,496

Food 0.10%
NBM U.S. Holdings, Inc.	7.00%		5/14/2026	3,165,000	3,140,866

Gas 0.68%
CenterPoint Energy Resources Corp.	1.75%		10/1/2030	4,461,000	3,573,288
CenterPoint Energy Resources Corp.	4.40%		7/1/2032	7,179,000	6,663,679
National Fuel Gas Co.	5.50%		1/15/2026	7,186,000	7,179,340
Southwest Gas Corp.	4.05%		3/15/2032	4,810,000	4,291,312
Total					21,707,619

See Notes to Financial Statements.	339

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Hand/Machine Tools 0.23%
Regal Rexnord Corp.†	6.05%	2/15/2026	$7,251,000	$7,240,412

Health Care-Products 0.64%
GE HealthCare Technologies, Inc.	5.65%	11/15/2027	11,685,000	11,839,517
Revvity, Inc.	0.85%	9/15/2024	8,876,000	8,538,265
Total				20,377,782

Health Care-Services 1.76%
Centene Corp.	3.375%	2/15/2030	23,000,000	19,905,302
Centene Corp.	4.25%	12/15/2027	4,989,000	4,713,732
CHS/Community Health Systems, Inc.†	5.25%	5/15/2030	3,973,000	3,129,769
Elevance Health, Inc.	2.25%	5/15/2030	2,498,000	2,094,858
Humana, Inc.	1.35%	2/3/2027	8,740,000	7,765,926
Humana, Inc.	5.875%	3/1/2033	8,936,000	9,159,991
Molina Healthcare, Inc.†	4.375%	6/15/2028	3,393,000	3,149,227
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	3,282,000	3,176,325
Tenet Healthcare Corp.	6.125%	10/1/2028	3,303,000	3,205,264
Total				56,300,394

Housewares 0.20%
Newell Brands, Inc.	6.375%	9/15/2027	6,396,000	6,261,547

Insurance 0.74%
Assurant, Inc.	2.65%	1/15/2032	3,488,000	2,701,919
GA Global Funding Trust†	3.85%	4/11/2025	9,989,000	9,732,692
Metropolitan Life Global Funding I†	4.05%	8/25/2025	2,599,000	2,540,361
New York Life Global Funding†	4.55%	1/28/2033	9,261,000	8,825,484
Total				23,800,456

Internet 0.49%
EquipmentShare.com, Inc.†	9.00%	5/15/2028	3,096,000	3,053,430
Netflix, Inc.	6.375%	5/15/2029	4,686,000	4,993,195
Prosus NV (Netherlands)†(d)	3.257%	1/19/2027	8,550,000	7,755,703
Total				15,802,328

Iron-Steel 0.11%
Carpenter Technology Corp.	6.375%	7/15/2028	738,000	725,707
U.S. Steel Corp.	6.875%	3/1/2029	2,785,000	2,770,323
Total				3,496,030

340	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Leisure Time 0.30%
Carnival Corp.†	6.00%	5/1/2029	$3,487,000	$3,210,818
Royal Caribbean Cruises Ltd.†	5.375%	7/15/2027	3,503,000	3,373,073
Royal Caribbean Cruises Ltd.†	7.25%	1/15/2030	3,062,000	3,121,387
Total				9,705,278

Lodging 0.10%
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	3,462,000	3,133,574

Machinery-Diversified 0.42%
nVent Finance SARL (Luxembourg)(d)	4.55%	4/15/2028	13,974,000	13,321,640

Media 0.73%
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%	3/1/2030	3,671,000	3,215,049
Charter Communications Operating LLC/Charter Communications Operating Capital	4.908%	7/23/2025	6,121,000	6,022,128
DISH Network Corp.†	11.75%	11/15/2027	2,867,000	2,849,347
FactSet Research Systems, Inc.	3.45%	3/1/2032	9,354,000	7,971,555
Nexstar Media, Inc.†	4.75%	11/1/2028	3,604,000	3,193,425
Total				23,251,504

Mining 0.52%
FMG Resources August 2006 Pty. Ltd. (Australia)†(d)	4.375%	4/1/2031	5,290,000	4,619,344
Freeport Indonesia PT (Indonesia)(d)	6.20%	4/14/2052	3,580,000	3,267,653
Glencore Funding LLC†	4.875%	3/12/2029	5,934,000	5,758,148
Glencore Funding LLC†	6.375%	10/6/2030	3,016,000	3,120,496
Total				16,765,641

Miscellaneous Manufacturing 0.10%
LSB Industries, Inc.†	6.25%	10/15/2028	3,377,000	3,150,075

Oil & Gas 4.90%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	3,259,000	3,278,407
Antero Resources Corp.†	7.625%	2/1/2029	6,006,000	6,155,555
Apache Corp.	4.25%	1/15/2030	3,751,000	3,411,178
Baytex Energy Corp. (Canada)†(d)	8.50%	4/30/2030	4,388,000	4,490,701
Callon Petroleum Co.†	8.00%	8/1/2028	3,955,000	4,013,605
CITGO Petroleum Corp.†	8.375%	1/15/2029	3,227,000	3,256,404
Civitas Resources, Inc.†	8.375%	7/1/2028	6,087,000	6,241,859
CNX Resources Corp.†	6.00%	1/15/2029	4,901,000	4,677,723
Comstock Resources, Inc.†	6.75%	3/1/2029	6,684,000	6,160,853
Continental Resources, Inc.†	5.75%	1/15/2031	22,000,000	21,362,743

See Notes to Financial Statements.	341

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Crescent Energy Finance LLC†	9.25%	2/15/2028	$4,555,000	$4,711,214
Diamond Foreign Asset Co./Diamond Finance LLC (Cayman Islands)†(d)	8.50%	10/1/2030	3,115,000	3,126,831
Diamondback Energy, Inc.	3.125%	3/24/2031	11,675,000	10,060,178
Ecopetrol SA (Colombia)(d)	8.625%	1/19/2029	3,193,000	3,312,291
EQT Corp.	7.00%	2/1/2030	15,389,000	16,158,912
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.00%	2/1/2031	3,408,000	3,158,861
Occidental Petroleum Corp.	6.625%	9/1/2030	12,069,000	12,495,398
OGX Austria GmbH (Brazil)†(d)(f)	8.50%	6/1/2018	1,730,000	35
Ovintiv, Inc.	6.50%	2/1/2038	6,037,000	5,942,710
PBF Holding Co. LLC/PBF Finance Corp.	6.00%	2/15/2028	3,425,000	3,293,240
Permian Resources Operating LLC†	8.00%	4/15/2027	4,578,000	4,680,108
Petroleos Mexicanos (Mexico)(d)	6.70%	2/16/2032	8,173,000	6,386,109
Rockcliff Energy II LLC†	5.50%	10/15/2029	2,496,000	2,319,639
SM Energy Co.	6.75%	9/15/2026	3,101,000	3,062,839
Sunoco LP/Sunoco Finance Corp.†	7.00%	9/15/2028	3,127,000	3,156,311
Transocean, Inc.†	8.00%	2/1/2027	4,792,000	4,591,814
Valaris Ltd.†	8.375%	4/30/2030	3,060,000	3,081,068
Vital Energy, Inc.	9.50%	1/15/2025	898,000	902,141
Vital Energy, Inc.	10.125%	1/15/2028	3,015,000	3,072,436
Total				156,561,163

Oil & Gas Services 0.10%
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	3,189,000	3,150,813

Packaging & Containers 0.19%
LABL, Inc.†	9.50%	11/1/2028	2,992,000	2,891,025
Mauser Packaging Solutions Holding Co.†	7.875%	8/15/2026	3,095,000	3,077,317
Total				5,968,342

Pharmaceuticals 1.59%
Bayer U.S. Finance LLC†	6.375%	11/21/2030	5,643,000	5,629,848
BellRing Brands, Inc.†	7.00%	3/15/2030	3,016,000	3,069,806
Cigna Group	2.40%	3/15/2030	15,529,000	13,174,639
CVS Health Corp.	1.75%	8/21/2030	6,300,000	5,039,954
CVS Health Corp.	3.25%	8/15/2029	21,067,000	18,968,434
CVS Health Corp.	5.05%	3/25/2048	5,639,000	4,948,235
Total				50,830,916

342	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pipelines 1.98%
Buckeye Partners LP	9.694% (3 mo. USD LIBOR + 4.02%	)#	1/22/2078	$3,812,000	$3,795,322
Cheniere Energy Partners LP	3.25%		1/31/2032	4,113,000	3,388,717
Columbia Pipeline Group, Inc.	4.50%		6/1/2025	4,393,000	4,317,307
Eastern Gas Transmission & Storage, Inc.	3.00%		11/15/2029	4,956,000	4,326,803
EIG Pearl Holdings SARL (Luxembourg)†(d)	3.545%		8/31/2036	8,400,000	7,010,925
Enbridge, Inc. (Canada)(d)	6.20%		11/15/2030	3,484,000	3,623,512
EQM Midstream Partners LP†	7.50%		6/1/2030	6,035,000	6,232,234
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(d)	3.25%		9/30/2040	9,000,000	6,684,922
Kinder Morgan Energy Partners LP	4.25%		9/1/2024	7,507,000	7,423,295
NGPL PipeCo LLC†	3.25%		7/15/2031	3,129,000	2,585,941
Sabine Pass Liquefaction LLC	5.625%		3/1/2025	8,107,000	8,102,461
Venture Global LNG, Inc.†	8.375%		6/1/2031	6,074,000	5,989,594
Total					63,481,033

REITS 1.48%
American Tower Corp.	2.40%		3/15/2025	5,260,000	5,045,678
American Tower Corp.	2.95%		1/15/2025	2,739,000	2,652,580
American Tower Corp.	3.80%		8/15/2029	5,139,000	4,721,027
American Tower Corp.	5.55%		7/15/2033	7,000,000	6,926,846
Crown Castle, Inc.	2.10%		4/1/2031	5,073,000	3,988,201
Crown Castle, Inc.	3.30%		7/1/2030	12,698,000	11,031,332
EPR Properties	4.95%		4/15/2028	4,652,000	4,249,512
Service Properties Trust	7.50%		9/15/2025	3,061,000	3,076,461
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	5,519,000	5,499,139
Total					47,190,776

Retail 0.37%
Bayer Corp.†	6.65%		2/15/2028	3,872,000	4,021,044
Evergreen Acqco 1 LP/TVI, Inc.†	9.75%		4/26/2028	2,786,000	2,892,843
Macy’s Retail Holdings LLC†	5.875%		4/1/2029	5,311,000	4,996,589
Total					11,910,476

Semiconductors 0.20%
Broadcom, Inc.†	4.15%		4/15/2032	7,000,000	6,340,451

Software 1.05%
Cloud Software Group, Inc.†	6.50%		3/31/2029	3,433,000	3,163,934
Intuit, Inc.	5.50%		9/15/2053	3,769,000	3,870,220
Oracle Corp.	2.875%		3/25/2031	10,577,000	9,057,796
Oracle Corp.	6.25%		11/9/2032	10,624,000	11,192,409
Workday, Inc.	3.80%		4/1/2032	7,018,000	6,245,471
Total					33,529,830

See Notes to Financial Statements.	343

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 1.90%
AT&T, Inc.	4.30%		2/15/2030	$5,326,000	$5,040,569
AT&T, Inc.	5.40%		2/15/2034	11,329,000	11,203,301
Frontier Communications Holdings LLC†	5.00%		5/1/2028	7,196,000	6,462,467
Sprint Capital Corp.	6.875%		11/15/2028	5,781,000	6,117,893
Sprint Capital Corp.	8.75%		3/15/2032	9,000,000	10,763,469
T-Mobile USA, Inc.	3.50%		4/15/2025	4,634,000	4,507,810
T-Mobile USA, Inc.	3.875%		4/15/2030	14,614,000	13,426,882
Viasat, Inc.†	5.625%		9/15/2025	3,441,000	3,288,753
Total					60,811,144

Trucking & Leasing 0.19%
Fortress Transportation & Infrastructure Investors LLC†	5.50%		5/1/2028	6,662,000	6,261,015
Total Corporate Bonds (cost $1,626,011,768)					1,562,703,609

FLOATING RATE LOANS(g) 0.85%

Entertainment 0.20%
Flutter Entertainment PLC Term Loan B (United Kingdom)(d)	–	(b)	11/25/2030	6,250,000	6,238,281

Financial 0.03%
LPL Holdings, Inc. 2019 Term Loan B1	7.17% (1 mo. USD Term SOFR + 1.75%	)	11/12/2026	948,200	949,485

Lodging 0.24%
Hilton Domestic Operating Co., Inc. 2023 Term Loan B3	7.193% (1 mo. USD Term SOFR + 1.75%	)	6/21/2028	7,750,000	7,751,628

Media 0.38%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	4/30/2025	7,588,345	7,595,858
Charter Communications Operating LLC 2019 Term Loan B2	7.098% - 7.13% (1 mo. USD Term SOFR + 1.75% (3 mo. USD Term SOFR + 1.75%	) )	2/1/2027	4,564,341	4,560,461
Total					12,156,319

Service 0.00%
Element Materials Technology Group U.S. Holdings, Inc. 2022 USD Delayed Draw Term Loan	9.74% (3 mo. USD Term SOFR + 4.25%	)	7/6/2029	1	1
Total Floating Rate Loans (cost $27,077,539)					27,095,714

344	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS(d) 1.66%

Bahrain 0.10%
Bahrain Government International Bonds†	6.75%		9/20/2029	$3,100,000	$3,114,012

Canada 0.55%
CDP Financial, Inc.†	4.25%		7/25/2028	17,854,000	17,496,833

Costa Rica 0.19%
Costa Rica Government International Bonds†	6.55%		4/3/2034	6,190,000	6,248,031

Japan 0.31%
Japan Bank for International Cooperation	4.625%		7/19/2028	9,810,000	9,768,043

Mexico 0.23%
Mexico Government International Bonds	4.875%		5/19/2033	7,890,000	7,345,801

Senegal 0.09%
Senegal Government International Bonds†	6.25%		5/23/2033	3,380,000	2,812,498

South Africa 0.09%
Republic of South Africa Government International Bonds	5.875%		4/20/2032	3,320,000	2,984,146

Turkey 0.10%
Turkiye Government International Bonds	4.25%		4/14/2026	3,470,000	3,262,133
Total Foreign Government Obligations (cost $53,616,123)					53,031,497

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.58%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2	3.123%	#(h)	8/25/2032	13,216,000	11,517,062
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series 145 Class A2	2.58%		5/25/2032	8,521,000	7,131,403
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $19,254,677)					18,648,465

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 26.88%
Federal Home Loan Mortgage Corp.	2.00%		9/1/2050	10,088,000	7,913,991
Federal Home Loan Mortgage Corp.	2.50%		11/1/2050 - 5/1/2052	19,929,975	16,352,850
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046	5,561,638	5,035,116
Federal Home Loan Mortgage Corp.	4.50%		8/1/2052	14,004,386	13,242,943
Federal Home Loan Mortgage Corp.	5.00%		7/1/2052 - 8/1/2052	30,113,569	29,220,722

See Notes to Financial Statements.	345

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Association	2.00%		6/1/2051 - 11/1/2051	$31,424,146	$24,653,415
Federal National Mortgage Association	2.50%		8/1/2050 - 5/1/2052	155,770,491	128,603,283
Federal National Mortgage Association	3.00%		12/1/2048 - 1/1/2051	29,288,049	25,346,839
Federal National Mortgage Association	3.50%		7/1/2045 - 4/1/2052	20,528,184	18,379,556
Federal National Mortgage Association	4.00%		5/1/2052 - 6/1/2052	24,314,831	22,347,662
Federal National Mortgage Association	5.00%		7/1/2052 - 8/1/2052	21,439,314	20,814,174
Government National Mortgage Association(i)	3.00%		TBA	49,582,000	42,913,714
Government National Mortgage Association(i)	3.50%		TBA	25,296,000	22,618,640
Government National Mortgage Association(i)	4.00%		TBA	30,398,000	28,009,752
Government National Mortgage Association(i)	4.50%		TBA	38,619,000	36,526,657
Government National Mortgage Association(i)	5.00%		TBA	44,398,000	43,127,790
Government National Mortgage Association(i)	5.50%		TBA	85,588,000	84,958,100
Government National Mortgage Association(i)	6.00%		TBA	76,577,000	77,127,860
Government National Mortgage Association(i)	6.50%		TBA	43,467,000	44,198,260
Uniform Mortgage-Backed Security(i)	3.50%		TBA	2,232,000	1,959,051
Uniform Mortgage-Backed Security(i)	4.00%		TBA	17,930,000	16,287,934
Uniform Mortgage-Backed Security(i)	5.00%		TBA	21,989,000	21,648,230
Uniform Mortgage-Backed Security(i)	5.50%		TBA	18,499,000	18,532,319
Uniform Mortgage-Backed Security(i)	6.00%		TBA	68,513,000	68,964,098
Uniform Mortgage-Backed Security(i)	6.50%		TBA	21,371,000	21,697,406
Uniform Mortgage-Backed Security(i)	7.00%		TBA	18,398,000	18,860,030
Total Government Sponsored Enterprises Pass-Throughs (cost $880,138,629)					859,340,392

MUNICIPAL BONDS 0.15%

Natural Gas
Texas Natural Gas Securitization Finance Corp. (cost $4,692,000)	5.102%		4/1/2035	4,692,000	4,691,802

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 7.83%
Angel Oak Mortgage Trust Series 2020-1 Class A1†	2.466%	#(h)	12/25/2059	356,101	331,555
Angel Oak Mortgage Trust Series 2021-3 Class A1†	1.068%	#(h)	5/25/2066	4,216,204	3,455,053
Angel Oak Mortgage Trust Series 2022-3 Class A1†	4.00%		1/25/2067	6,217,918	5,616,603
Bank Series 2022-BNK44 Class A5	5.937%	#(h)	11/15/2055	2,830,000	2,875,851

346	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust Series 2019-BWAY Class A†	6.394% (1 mo. USD Term SOFR + 1.07%	)#	11/15/2034		$4,168,000	$3,225,553
BBCMS Mortgage Trust Series 2019-BWAY Class B†	6.748% (1 mo. USD Term SOFR + 1.42%	)#	11/15/2034		1,832,000	1,035,993
BHMS Mortgage Trust Series 2018-ATLS Class A†	6.87% (1 mo. USD Term SOFR + 1.55%	)#	7/15/2035		6,580,000	6,508,369
BMO Mortgage Trust Series 2023-5C2 Class A3	7.055%	#(h)	11/15/2056		6,980,000	7,388,838
BMO Mortgage Trust Series 2023-C5 Class A4	5.494%		6/15/2056		5,881,000	5,810,948
BRAVO Residential Funding Trust Series 2021-NQM2 Class A1†	0.97%	#(h)	3/25/2060		7,169,872	6,638,671
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.126% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038		2,480,282	2,422,309
CF Trust Series 2019-BOSS Class A1†	8.62% (1 mo. USD Term SOFR + 3.30%	)#	12/15/2024		4,660,000	4,460,130
CIM Trust Series 2021-J3 Class A1†	2.50%	#(h)	6/25/2051		10,573,889	8,226,328
Citigroup Commercial Mortgage Trust Series 2014-GC25 Class XB	0.306%	#(h)	10/10/2047		50,626,000	77,331
COMM Mortgage Trust Series 2014-CR17 Class AM	4.174%		5/10/2047		7,400,000	7,101,535
COMM Mortgage Trust Series 2015-LC21 Class AM	4.043%	#(h)	7/10/2048		6,234,000	5,896,845
Commercial Mortgage Pass-Through Certificates Series 2014-UBS4 Class D†	4.865%	#(h)	8/10/2047		12,450,000	5,414,444
Commercial Mortgage Pass-Through Certificates Series 2015-DC1 Class D†	4.443%	#(h)	2/10/2048		4,293,000	2,448,182
Connecticut Avenue Securities Trust Series 2023-R07 Class 2M1†	7.279% (30 day USD SOFR Average + 1.95%	)#	9/25/2043		2,311,705	2,328,495
Credit Suisse Mortgage Capital Certificates Series 2020-SPT1 Class A1†	1.616%	(e)	4/25/2065		39,320	39,208
CS Master Trust Series 2021-BLUF Class A†	9.614% (1 mo. USD Term SOFR + 4.29%	)#	4/15/2023	(j)	3,300,000	3,192,136	(k)
CSMC Trust Series 2020-AFC1 Class A1†	2.24%	#(h)	2/25/2050		1,125,739	1,021,506
Deephaven Residential Mortgage Trust Series 2021-3 Class A1†	1.194%	#(h)	8/25/2066		1,240,129	1,039,599
EQUS Mortgage Trust Series 2021-EQAZ Class A†	6.192% (1 mo. USD Term SOFR + 0.87%	)#	10/15/2038		3,241,935	3,164,471

See Notes to Financial Statements.	347

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2022-HQA2 Class M1A†	7.978% (30 day USD SOFR Average + 2.65%	)#	7/25/2042	$5,543,077	$5,656,600
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2022-HQA2 Class M2†	7.428% (30 day USD SOFR Average + 2.10%	)#	10/25/2033	7,725,000	7,753,885
Federal Home Loan Mortgage Corp. STACR REMIC Notes Series 2023-DNA2 Class M1A†	7.429% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	5,692,929	5,767,261
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA7 Class M2†	7.128% (30 day USD SOFR Average + 1.80%	)#	11/25/2041	6,260,000	6,185,559
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA4 Class M1B†	8.678% (30 day USD SOFR Average + 3.35%	)#	5/25/2042	5,655,000	5,873,925
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R04 Class 1M2†	8.879% (30 day USD SOFR Average + 3.55%	)#	5/25/2043	4,200,000	4,393,731
Federal National Mortgage Association Connecticut Avenue Securities Series 2023-R08 Class 1M1†	6.828% (30 day USD SOFR Average + 1.50%	)#	10/25/2043	6,666,080	6,683,003
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01 Class 1M2†	6.878% (30 day USD SOFR Average + 1.55%	)#	10/25/2041	7,027,000	7,026,732
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R02 Class 1M1†	7.628% (30 day USD SOFR Average + 2.30%	)#	1/25/2043	6,892,019	7,000,866
Flagstar Mortgage Trust Series 2021-3INV Class A2†	2.50%	#(h)	6/25/2051	7,740,653	6,031,751
Flagstar Mortgage Trust Series 2021-7 Class A1†	2.50%	#(h)	8/25/2051	6,668,976	5,188,364
GCAT Trust Series 2023-NQM1 Class A1†	4.25%	#(h)	10/25/2057	11,510,397	10,334,280
Great Wolf Trust Series 2019-WOLF Class A†	6.472% (1 mo. USD Term SOFR + 1.15%	)#	12/15/2036	4,660,000	4,628,305
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class G†	10.088% (1 mo. USD Term SOFR + 4.76%	)#	5/15/2026	7,288,000	3,569,725
GS Mortgage-Backed Securities Trust Series 2021-PJ2 Class A2†	2.50%	#(h)	7/25/2051	5,561,500	4,330,365
GS Mortgage-Backed Securities Trust Series 2021-PJ8 Class A2†	2.50%	#(h)	1/25/2052	7,689,855	5,982,593

348	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust Series 2023-PJ1 Class A4†	3.50%	#(h)	2/25/2053	$5,914,580	$4,991,083
Hudsons Bay Simon JV Trust Series 2015-HB10 Class XB10†	0.723%	#(h)	8/5/2034	19,156,000	2,193
Hudsons Bay Simon JV Trust Series 2015-HB7 Class XB7†	0.665%	#(h)	8/5/2034	22,024,000	2,493
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-MINN Class A†	6.64% (1 mo. USD Term SOFR + 1.32%	)#	11/15/2035	3,436,000	3,304,253
JP Morgan Mortgage Trust Series 2021-13 Class A3†	2.50%	#(h)	4/25/2052	5,920,648	4,610,010
JP Morgan Mortgage Trust Series 2021-INV8 Class A2†	3.00%	#(h)	5/25/2052	5,495,678	4,465,015
JP Morgan Mortgage Trust Series 2022-1 Class A2†	3.00%	#(h)	7/25/2052	5,868,714	4,775,108
JP Morgan Mortgage Trust Series 2022-3 Class A2†	3.00%	#(h)	8/25/2052	8,420,795	6,841,555
JP Morgan Mortgage Trust Series 2022-4 Class A3†	3.00%	#(h)	10/25/2052	4,624,772	3,757,440
New Residential Mortgage Loan Trust Series 2020-NQM1 Class A1†	2.464%	#(h)	1/26/2060	421,098	377,901
PFP Ltd. Series 2023-10 Class A†	7.695% (1 mo. USD Term SOFR + 2.36%	)#	9/16/2038	5,650,000	5,641,258
Ready Capital Mortgage Financing LLC Series 2022-FL8 Class A†	6.979% (30 day USD SOFR Average + 1.65%	)#	1/25/2037	10,691,432	10,592,600
Residential Mortgage Loan Trust Series 2020-1 Class A1†	2.376%	#(h)	1/26/2060	175,713	167,150
Starwood Mortgage Residential Trust Series 2020-1 Class A1†	2.275%	#(h)	2/25/2050	95,040	88,885
Starwood Mortgage Residential Trust Series 2020-3 Class A1†	1.486%	#(h)	4/25/2065	2,230,521	2,062,853
Verus Securitization Trust Series 2020-1 Class A1†	2.417%	(e)	1/25/2060	661,254	626,819
Verus Securitization Trust Series 2020-5 Class A1†	1.218%	(e)	5/25/2065	2,798,439	2,574,085
Verus Securitization Trust Series 2021-2 Class A1†	1.031%	#(h)	2/25/2066	5,465,183	4,585,435
Vista Point Securitization Trust Series 2020-2 Class A1†	1.475%	#(h)	4/25/2065	1,545,645	1,394,942
Wells Fargo Mortgage Backed Securities Trust Series 2021-INV2 Class A2†	2.50%	#(h)	9/25/2051	4,321,405	3,378,131
WFRBS Commercial Mortgage Trust Series 2014-C23 Class XA	0.691%	#(h)	10/15/2057	50,655,315	103,661
Total Non-Agency Commercial Mortgage-Backed Securities (cost $270,706,998)					250,469,768

See Notes to Financial Statements.	349

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
U.S. TREASURY OBLIGATIONS 12.15%
U.S. Treasury Bonds	1.125%	8/15/2040	$74,810,000	$43,996,170
U.S. Treasury Bonds	2.25%	5/15/2041	13,990,000	9,897,652
U.S. Treasury Bonds	4.375%	8/15/2043	41,528,000	39,704,661
U.S. Treasury Bonds	4.75%	11/15/2043	64,106,000	64,601,820
U.S. Treasury Inflation-Indexed Notes(l)	0.375%	7/15/2025	33,413,967	32,155,636
U.S. Treasury Notes	4.375%	8/15/2026	66,623,400	66,383,972
U.S. Treasury Notes	4.50%	11/15/2033	88,283,000	89,386,538
U.S. Treasury Notes	5.00%	9/30/2025	42,157,500	42,316,414
Total U.S. Treasury Obligations (cost $390,004,224)				388,442,863
Total Long-Term Investments (cost $3,792,865,533)				3,675,283,850

SHORT-TERM INVESTMENTS 1.59%

REPURCHASE AGREEMENTS 1.59%
Repurchase Agreement dated 11/30/2023, 5.310% due 12/1/2023 with Barclays Bank PLC collateralized by $26,881,000 of U.S. Treasury Bond at 3.500% due 2/15/2033; value: $25,499,317; proceeds: $25,003,017 (cost $24,999,330)			24,999,330	24,999,330
Repurchase Agreement dated 11/30/2023, 2.800% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $28,884,800 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $26,486,007; proceeds: $25,968,655 (cost $25,966,635)			25,966,635	25,966,635
Total Repurchase Agreements (cost $50,965,965)				50,965,965
Total Investments in Securities 116.54% (cost $3,843,831,498)				3,726,249,815
Other Assets and Liabilities – Net(m) (16.54)%				(528,863,354)
Net Assets 100.00%				$3,197,386,461

CAD	Canadian Dollar.
CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $1,318,822,338, which represents 41.25% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Securities purchased on a when-issued basis (See Note 2(j)).
(b)	Interest Rate to be determined.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Foreign security traded in U.S. dollars.
(e)	Step Bond – Security with a predetermined schedule of interest rate changes.
(f)	Defaulted (non-income producing security).

350	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2023

(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(h)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Maturity date has passed. As of November 30, 2023, an extension is available to June 15, 2024.
(k)	Level 3 Investment as described in Note 2(u) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(l)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on a principal amount that is adjusted for inflation based on the Consumer Price Index.
(m)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Forward Foreign Currency Exchange Contracts at November 30, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	12/13/2023	7,286,000	$7,752,869	$7,933,738	$180,869
Euro	Buy	State Street Bank and Trust	12/13/2023	484,000	516,893	527,028	10,135
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$191,004

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Sell	Bank of America	2/9/2024	21,566,000	$15,737,126	$15,910,143	$(173,017)
Euro		Sell Toronto Dominion Bank	12/13/2023	7,770,000	8,386,744	8,460,767	(74,023)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(247,040)

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. Treasury Notes	March 2024	798	Long	$87,234,426	$87,617,906	$383,480
U.S. Ultra Treasury Bond	March 2024	1,874	Long	229,028,114	230,502,000	1,473,886
Total Unrealized Appreciation on Futures Contracts						$1,857,366

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2024	1,638	Short	$(184,358,542)	$(185,938,594)	$(1,580,052)
U.S. Treasury Notes	March 2024	1,003	Short	(106,949,272)	(107,172,117)	(222,845)
Total Unrealized Depreciation on Futures Contracts						$(1,802,897)

See Notes to Financial Statements.	351

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$510,859,740	$–	$510,859,740
Corporate Bonds	–	1,562,703,609	–	1,562,703,609
Floating Rate Loans	–	27,095,714	–	27,095,714
Foreign Government Obligations	–	53,031,497	–	53,031,497
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	18,648,465	–	18,648,465
Government Sponsored Enterprises Pass-Throughs	–	859,340,392	–	859,340,392
Municipal Bonds	–	4,691,802	–	4,691,802
Non-Agency Commercial Mortgage-Backed Securities	–	247,277,632	3,192,136	250,469,768
U.S. Treasury Obligations	–	388,442,863	–	388,442,863
Short-Term Investments
Repurchase Agreements	–	50,965,965	–	50,965,965
Total	$–	$3,723,057,679	$3,192,136	$3,726,249,815

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$191,004	$–	$191,004
Liabilities	–	(247,040)	–	(247,040)
Futures Contracts
Assets	1,857,366	–	–	1,857,366
Liabilities	(1,802,897)	–	–	(1,802,897)
Total	$54,469	$(56,036)	$–	$(1,567)

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

352	See Notes to Financial Statements.

Schedule of Investments

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 88.91%

ASSET-BACKED SECURITIES 23.38%

Automobiles 13.40%
Ally Auto Receivables Trust Series 2022-3 Class A2	5.29%	6/16/2025	$10,846,802	$10,835,563
AmeriCredit Automobile Receivables Trust Series 2023-A2 Class A2	6.19%	4/19/2027	44,580,000	44,685,409
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A Class A†	1.19%	1/15/2027	1,819,861	1,787,715
Avis Budget Rental Car Funding AESOP LLC Series 2019-3A Class A†	2.36%	3/20/2026	8,005,000	7,693,249
Bank of America Auto Trust Series 2023-2A Class A3†	5.74%	6/15/2028	27,000,000	27,221,049
BMW Vehicle Lease Trust Series 2023-1 Class A2	5.27%	2/25/2025	16,091,054	16,073,273
Capital One Prime Auto Receivables Trust Series 2022-2 Class A3	3.66%	5/17/2027	32,235,000	31,395,030
Capital One Prime Auto Receivables Trust Series 2023-1 Class A2	5.20%	5/15/2026	10,408,731	10,375,711
CarMax Auto Owner Trust Series 2020-1 Class D	2.64%	7/15/2026	12,237,000	12,087,590
CarMax Auto Owner Trust Series 2023-1 Class A2A	5.23%	1/15/2026	12,480,207	12,450,528
CarMax Auto Owner Trust Series 2023-4 Class A2A	6.08%	12/15/2026	19,335,000	19,418,216
Carvana Auto Receivables Trust Series 2021-N1 Class B	1.09%	1/10/2028	9,167,025	8,655,468
Carvana Auto Receivables Trust Series 2022-P3 Class A2	4.42%	12/10/2025	7,212,037	7,190,740
Citizens Auto Receivables Trust Series 2023-2 Class A2A†	6.09%	10/15/2026	23,100,000	23,129,388
CPS Auto Receivables Trust Series 2022-C Class A†	4.18%	4/15/2030	5,429,345	5,405,266
Donlen Fleet Lease Funding 2 LLC Series 2021-2 Class A2†	0.56%	12/11/2034	16,327,388	16,184,236
Exeter Automobile Receivables Trust Series 2022-4A Class A3	4.33%	2/17/2026	4,464,922	4,460,966
Exeter Automobile Receivables Trust Series 2022-6A Class A2	5.73%	11/17/2025	1,212,946	1,212,749
First Investors Auto Owner Trust Series 2021-2A Class A†	0.48%	3/15/2027	23,507,774	23,059,953
First Investors Auto Owners Trust Series 2022-2A Class A†	6.26%	7/15/2027	14,223,852	14,256,058
Flagship Credit Auto Trust Series 2021-2 Class B†	0.93%	6/15/2027	8,922,652	8,782,593
Flagship Credit Auto Trust Series 2022-2 Class A2†	3.28%	8/15/2025	4,728,574	4,724,161

See Notes to Financial Statements.	353

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Flagship Credit Auto Trust Series 2022-3 Class A2†	4.06%	10/15/2025	$5,163,592	$5,152,610
Flagship Credit Auto Trust Series 2023-1 Class A2†	5.38%	12/15/2026	7,949,457	7,917,546
Flagship Credit Auto Trust Series 2023-3 Class A2†	5.89%	7/15/2027	46,230,000	46,160,775
Ford Credit Auto Lease Trust Series 2023-A Class A2A	5.19%	6/15/2025	5,671,129	5,662,790
Ford Credit Auto Lease Trust Series 2023-A Class A3	4.94%	3/15/2026	48,600,000	48,313,518
Ford Credit Auto Owner Trust Series 2023-C Class A3	5.53%	9/15/2028	16,000,000	16,075,022
Ford Credit Auto Owner Trust Series 2018-1 Class A†	3.19%	7/15/2031	51,475,000	50,022,916
Foursight Capital Automobile Receivables Trust Series 2021-2 Class A3†	0.81%	5/15/2026	1,363,809	1,358,379
GLS Auto Receivables Issuer Trust Series 2021-1A Class C†	1.20%	1/15/2027	2,492,590	2,481,334
GLS Auto Receivables Issuer Trust Series 2021-3A Class B†	0.78%	11/17/2025	3,643,261	3,635,129
GLS Auto Receivables Issuer Trust Series 2021-3A Class C†	1.11%	9/15/2026	25,348,000	24,668,367
GLS Auto Receivables Trust Series 2021-2A Class C†	1.08%	6/15/2026	15,057,114	14,797,489
GM Financial Automobile Leasing Trust Series 2023-1 Class A2A	5.27%	6/20/2025	5,542,412	5,530,247
GM Financial Consumer Automobile Receivables Trust Series 2023-1 Class A2A	5.19%	3/16/2026	29,909,900	29,827,929
Hertz Vehicle Financing III LLC Series 2022-1A Class A†	1.99%	6/25/2026	12,150,000	11,511,481
Hertz Vehicle Financing LLC Series 2021-1A Class A†	1.21%	12/26/2025	27,730,000	26,626,831
Honda Auto Receivables Owner Trust Series 2022-2 Class A2	3.81%	3/18/2025	25,072,667	24,967,372
Honda Auto Receivables Owner Trust Series 2022-C Class A2A	3.83%	8/15/2025	26,958,342	26,831,292
Honda Auto Receivables Owner Trust Series 2023-1 Class A3	5.04%	4/21/2027	37,124,000	36,921,923
Honda Auto Receivables Owner Trust Series 2023-4 Class A3	5.67%	6/21/2028	33,500,000	33,892,419
Hyundai Auto Lease Securitization Trust Series 2023-A Class A2A†	5.20%	4/15/2025	6,237,772	6,221,129
Mercedes-Benz Auto Receivables Trust Series 2023-1 Class A2	5.09%	1/15/2026	5,349,667	5,336,045

354	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Mercedes-Benz Auto Receivables Trust Series 2023-2 Class A3	5.95%		11/15/2028	$13,870,000	$14,162,033
NextGear Floorplan Master Owner Trust Series 2023-1A Class A1†	6.424% (30 day USD SOFR Average + 1.10%	)#	3/15/2028	19,850,000	19,929,241
Nissan Auto Lease Trust Series 2023-B Class A3	5.69%		7/15/2026	43,320,000	43,418,090
OneMain Direct Auto Receivables Trust Series 2021-1A Class A†	0.87%		7/14/2028	32,172,894	30,742,024
OneMain Direct Auto Receivables Trust Series 2021-1A Class B†	1.26%		7/14/2028	34,347,000	30,915,594
PenFed Auto Receivables Owner Trust Series 2022-A Class A2†	3.83%		12/16/2024	481,683	481,318
Santander Consumer Auto Receivables Trust Series 2021-AA Class A3†	0.33%		10/15/2025	1,140,040	1,137,397
Santander Drive Auto Receivables Trust Series 2021-2 Class C	0.90%		6/15/2026	3,131,264	3,113,385
Santander Drive Auto Receivables Trust Series 2022-2 Class A3	2.98%		10/15/2026	23,972,455	23,811,049
Santander Drive Auto Receivables Trust Series 2023-4 Class A2	6.18%		2/16/2027	11,520,000	11,540,420
Santander Retail Auto Lease Trust Series 2021-A Class B†	0.92%		3/20/2026	24,305,000	24,091,157
Santander Retail Auto Lease Trust Series 2021-B Class B†	0.84%		6/20/2025	4,900,000	4,822,069
Santander Retail Auto Lease Trust Series 2021-C Class A3†	0.50%		3/20/2025	646,773	645,373
Santander Retail Auto Lease Trust Series 2021-C Class C†	1.11%		3/20/2026	14,400,000	14,014,545
SBNA Auto Lease Trust Series 2023-A Class A2†	6.27%		4/20/2026	25,000,000	25,095,235
Tesla Auto Lease Trust Series 2021-A Class B†	1.02%		3/20/2025	4,057,176	4,045,516
Toyota Auto Receivables Owner Trust Series 2023-D Class A3	5.54%		8/15/2028	16,830,000	17,005,074
Tricolor Auto Securitization Trust Series 2022-1A Class A†	3.30%		2/18/2025	621,814	621,108
Tricolor Auto Securitization Trust Series 2023-1A Class A†	6.48%		8/17/2026	3,243,181	3,237,166
Volkswagen Auto Lease Trust Series 2022-A Class A3	3.44%		7/21/2025	39,700,000	39,306,696
Westlake Automobile Receivables Trust Series 2021-1A Class C†	0.95%		3/16/2026	51,634,787	51,085,414
Westlake Automobile Receivables Trust Series 2021-2A Class D†	1.23%		12/15/2026	30,025,000	28,351,148

See Notes to Financial Statements.	355

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Westlake Automobile Receivables Trust Series 2022-2A Class A2A†	5.87%		7/15/2026	$23,592,466	$23,575,890
Westlake Automobile Receivables Trust Series 2023-4A Class A2†	6.23%		1/15/2027	21,000,000	21,069,050
World Omni Automobile Lease Securitization Trust Series 2022-A Class A3	3.21%		2/18/2025	22,822,252	22,650,558
Total					1,203,864,004

Credit Card 0.34%
Synchrony Card Funding LLC Series 2022-A1 Class A	3.37%		4/15/2028	15,000,000	14,554,717
Synchrony Card Funding LLC Series 2022-A2 Class A	3.86%		7/15/2028	16,698,000	16,267,651
Total					30,822,368

Other 9.45%
Affirm Asset Securitization Trust Series 2022-X1 Class A†	1.75%		2/15/2027	5,556,873	5,466,069
Affirm Asset Securitization Trust Series 2023-B Class A†	6.82%		9/15/2028	13,975,000	14,080,109
Aqua Finance Trust Series 2021-A Class A†	1.54%		7/17/2046	16,859,291	14,904,144
Atalaya Equipment Leasing Trust Series 2021-1A Class A2†	1.23%		5/15/2026	4,851,115	4,798,971
Atrium IX Series 9A Class AR2†	6.638% (3 mo. USD Term SOFR + 1.25%	)#	5/28/2030	39,521,700	39,360,395
Avant Loans Funding Trust Series 2021-REV1 Class A†	1.21%		7/15/2030	2,644,842	2,619,950
BDS Ltd. Series 2020-FL5 Class A†	6.596% (1 mo. USD Term SOFR + 1.26%	)#	2/16/2037	1,494,153	1,457,711
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA Class A1A†	6.767% (3 mo. USD Term SOFR + 1.35%	)#	4/20/2031	14,457,505	14,429,313
BlueMountain Fuji U.S. CLO I Ltd. Series 2017-1A Class A1R†	6.657% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2029	51,691,344	51,588,557
CBAM Ltd. Series 2019-9A Class A†	6.936% (3 mo. USD Term SOFR + 1.54%	)#	2/12/2030	17,146,976	17,150,928
Dell Equipment Finance Trust Series 2021-2 Class B†	0.81%		12/22/2026	10,880,000	10,707,001
Dell Equipment Finance Trust Series 2021-2 Class C†	0.94%		12/22/2026	7,370,000	7,241,914

356	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Dell Equipment Finance Trust Series 2021-2 Class D†	1.21%		6/22/2027	$6,980,000	$6,851,337
DLLAA LLC Series 2023-1A Class A2†	5.93%		7/20/2026	46,000,000	46,088,568
Flatiron CLO Ltd. Series 2017-1A Class AR†	6.621% (3 mo. USD Term SOFR + 1.24%	)#	5/15/2030	9,737,713	9,727,243
FS Rialto Series 2021-FL2 Class A†	6.664% (1 mo. USD Term SOFR + 1.33%	)#	5/16/2038	11,356,033	11,131,354
Galaxy XIX CLO Ltd. Series 2015-19A Class A1RR†	6.61% (3 mo. USD Term SOFR + 1.21%	)#	7/24/2030	43,995,164	43,918,362
Galaxy XXIII CLO Ltd. Series 2017-23A Class AR†	6.53% (3 mo. USD Term SOFR + 1.13%	)#	4/24/2029	27,820,659	27,751,107
GreatAmerica Leasing Receivables Funding LLC Series 2021-2 Class A4†	1.04%		9/15/2027	14,000,000	13,036,173
HGI CRE CLO Ltd. Series 2021-FL1 Class A†	6.494% (1 mo. USD Term SOFR + 1.16%	)#	6/16/2036	12,311,462	12,006,659
HPEFS Equipment Trust Series 2023-1A Class A2†	5.43%		8/20/2025	18,011,125	17,946,845
KREF Ltd. Series 2021-FL2 Class A†	6.514% (1 mo. USD Term SOFR + 1.18%	)#	2/15/2039	36,710,000	35,703,123
Lending Funding Trust Series 2020-2A Class A†	2.32%		4/21/2031	21,770,000	19,682,947
LFT CRE Ltd. Series 2021-FL1 Class A†	6.607% (1 mo. USD Term SOFR + 1.28%	)#	6/15/2039	14,080,000	13,746,485
LFT CRE Ltd. Series 2021-FL1 Class B†	7.187% (1 mo. USD Term SOFR + 1.86%	)#	6/15/2039	23,480,000	22,508,222
LMREC LLC Series 2021-CRE4 Class A†	6.507% (1 mo. USD Term SOFR + 1.16%	)#	4/22/2037	2,112,977	2,107,723
Madison Park Funding XI Ltd. Series 2013-11A Class AR2†	6.574% (3 mo. USD Term SOFR + 1.16%	)#	7/23/2029	55,394,885	55,214,852
Madison Park Funding XVII Ltd. Series 2015-17A Class AR2†	6.674% (3 mo. USD Term SOFR + 1.26%	)#	7/21/2030	47,868,607	47,720,214
Marlette Funding Trust Series 2021-2A Class B†	1.06%		9/15/2031	908,021	904,869
Marlette Funding Trust Series 2021-3A Class B†	1.30%		12/15/2031	21,936,770	21,569,557
MF1 Ltd. Series 2021-FL6 Class A†	6.544% (1 mo. USD Term SOFR + 1.21%	)#	7/16/2036	23,932,891	23,551,461
Octagon Investment Partners 30 Ltd. Series 2017-1A Class A1R†	6.677% (3 mo. USD Term SOFR + 1.26%	)#	3/17/2030	60,157,497	60,074,273
Octagon Investment Partners 31 LLC Series 2017-1A Class AR†	6.727% (3 mo. USD Term SOFR + 1.31%	)#	7/20/2030	40,332,511	40,325,732

See Notes to Financial Statements.	357

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Octagon Investment Partners XIV Ltd. Series 2012-1A Class AARR†	6.606% (3 mo. USD Term SOFR + 1.21%	)#	7/15/2029	$36,547,958	$36,487,655
Pagaya AI Debt Trust Series 2022-1 Class A†	2.03%		10/15/2029	12,635,486	12,415,361
Regatta VIII Funding Ltd. Series 2017-1A Class A†	6.914% (3 mo. USD Term SOFR + 1.51%	)#	10/17/2030	13,645,359	13,637,380
SCF Equipment Leasing LLC Series 2023-1A Class A2†	6.56%		1/22/2030	16,000,000	16,054,798
TCI-Flatiron CLO Ltd. Series 2017-1A Class AR†	6.591% (3 mo. USD Term SOFR + 1.22%	)#	11/18/2030	34,618,258	34,546,174
Verizon Master Trust Series 2022-7 Class A1A	5.23%		11/22/2027	19,900,000	19,845,038
Total					848,358,574

Rec Vehicle Loan 0.04%
Octane Receivables Trust Series 2021-1A Class A†	0.93%		3/22/2027	3,198,385	3,145,230

Student Loan 0.15%
Navient Private Education Refi Loan Trust Series 2020-EA Class A†	1.69%		5/15/2069	15,229,445	13,642,663
Total Asset-Backed Securities (cost $2,120,560,403)					2,099,832,839

CORPORATE BONDS 57.57%

Aerospace/Defense 0.34%
Boeing Co.	1.433%		2/4/2024	30,630,000	30,397,948

Agriculture 0.35%
Philip Morris International, Inc.	5.125%		11/15/2024	31,580,000	31,459,298

Auto Manufacturers 4.12%
Daimler Truck Finance North America LLC†	5.60%		8/8/2025	28,926,000	28,919,361
General Motors Financial Co., Inc.	5.10%		1/17/2024	36,347,000	36,301,820
General Motors Financial Co., Inc.	5.967% (SOFR + 0.62%	)#	10/15/2024	44,943,000	44,841,599
Hyundai Capital America†	0.80%		1/8/2024	99,652,000	99,138,746
Hyundai Capital America†	3.40%		6/20/2024	9,066,000	8,945,369
Hyundai Capital America†	5.80%		6/26/2025	26,465,000	26,465,731
Hyundai Capital America†	6.498% (SOFR + 1.15%	)#	8/4/2025	40,797,000	40,801,038
Hyundai Capital America†	6.668% (SOFR + 1.32%	)#	11/3/2025	40,746,000	40,809,473
Volkswagen Group of America Finance LLC†	5.80%		9/12/2025	22,115,000	22,162,885

358	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC†	6.277% (SOFR + 0.93%	)#	9/12/2025	$22,115,000	$22,124,300
Total					370,510,322

Banks 39.46%
AIB Group PLC (Ireland)†(a)	4.263% (3 mo. USD LIBOR + 1.87%	)#	4/10/2025	11,965,000	11,863,290
AIB Group PLC (Ireland)†(a)	7.583% (SOFR + 3.46%	)#	10/14/2026	34,618,000	35,421,075
ANZ New Zealand International Ltd. (United Kingdom)†(a)	5.955% (SOFR + 0.60%	)#	2/18/2025	17,916,000	17,899,152
Bank of America Corp.	0.981% (SOFR + 0.91%	)#	9/25/2025	17,251,000	16,536,673
Bank of America Corp.	2.015% (3 mo. USD Term SOFR + 0.90%	)#	2/13/2026	20,717,000	19,739,215
Bank of America Corp.	2.456% (3 mo. USD Term SOFR + 1.13%	)#	10/22/2025	10,000,000	9,684,359
Bank of America Corp.	3.093% (3 mo. USD Term SOFR + 1.35%	)#	10/1/2025	62,757,000	61,202,575
Bank of America Corp.	3.458% (3 mo. USD Term SOFR + 1.23%	)#	3/15/2025	30,943,000	30,704,269
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	27,670,000	27,425,507
Bank of America Corp.	6.007% (SOFR + 0.66%	)#	2/4/2025	45,370,000	45,311,683
Bank of Montreal (Canada)(a)	5.20%		12/12/2024	24,987,000	24,874,503
Bank of Montreal (Canada)(a)	5.697% (SOFR + 0.35%	)#	12/8/2023	10,173,000	10,172,966
Bank of Montreal (Canada)(a)	6.057% (SOFR + 0.71%	)#	3/8/2024	53,961,000	53,995,800
Bank of Montreal (Canada)(a)	6.298% (SOFR + 0.95%	)#	9/25/2025	43,632,000	43,661,585
Bank of Nova Scotia (Canada)(a)	5.25%		12/6/2024	44,634,000	44,489,962
Bank of Nova Scotia (Canada)(a)	6.437% (SOFR + 1.09%	)#	6/12/2025	43,743,000	43,874,706
Barclays PLC (United Kingdom)(a)	2.852% (SOFR + 2.71%	)#	5/7/2026	38,434,000	36,634,836
Barclays PLC (United Kingdom)(a)	3.932% (3 mo. USD LIBOR + 1.61%	)#	5/7/2025	23,114,000	22,887,179
Barclays PLC (United Kingdom)(a)	5.304% (1 yr. CMT + 2.30%	)#	8/9/2026	17,383,000	17,116,358

See Notes to Financial Statements.	359

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Banks (continued)
Barclays PLC (United Kingdom)(a)	7.325% (1 yr. CMT + 3.05%	)#	11/2/2026		$21,514,000	$22,006,946
BBVA Bancomer SA†	4.375%		4/10/2024		2,253,000	2,238,509
BNP Paribas SA (France)†(a)	2.219% (SOFR + 2.07%	)#	6/9/2026		16,567,000	15,669,018
BNP Paribas SA (France)†(a)	2.819% (3 mo. USD Term SOFR + 1.37%	)#	11/19/2025		107,248,000	103,954,909
BNP Paribas SA (France)†(a)	4.705% (3 mo. USD Term SOFR + 2.50%	)#	1/10/2025		43,696,000	43,625,879
BPCE SA (France)†(a)	4.625%		7/11/2024		13,498,000	13,327,981
BPCE SA (France)†(a)	5.15%		7/21/2024		34,141,000	33,797,281
BPCE SA (France)†(a)	5.917% (SOFR + 0.57%	)#	1/14/2025		27,056,000	26,952,073
Canadian Imperial Bank of Commerce (Canada)(a)	5.144%		4/28/2025		15,693,000	15,592,774
Canadian Imperial Bank of Commerce (Canada)(a)	5.768% (SOFR + 0.42%	)#	10/18/2024		13,509,000	13,492,626
Citibank NA	6.153% (SOFR + 0.81%	)#	9/29/2025		43,778,000	43,809,344
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026		8,649,000	8,343,331
Citigroup, Inc.	3.352% (3 mo. USD Term SOFR + 1.16%	)#	4/24/2025		82,196,000	81,311,103
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025		8,591,000	8,513,442
Citigroup, Inc.	5.61% (SOFR + 1.55%	)#	9/29/2026		31,595,000	31,566,601
Credit Agricole SA (France)†(a)	7.875% (5 yr. USD Swap + 4.90%	)#	–	(b)	14,206,000	14,230,861
Credit Suisse AG	2.95%		4/9/2025		8,386,000	8,041,753
Credit Suisse AG	5.739% (SOFR + 0.39%	)#	2/2/2024		34,499,000	34,446,157
Danske Bank AS (Denmark)†(a)	1.621% (1 yr. CMT + 1.35%	)#	9/11/2026		22,264,000	20,516,699
Danske Bank AS (Denmark)†(a)	5.375%		1/12/2024		90,403,000	90,289,646
Danske Bank AS (Denmark)†(a)	6.466% (1 yr. CMT + 2.10%	)#	1/9/2026		42,742,000	42,861,845
DNB Bank ASA (Norway)†(a)	2.968% (SOFR + 0.81%	)#	3/28/2025		22,826,000	22,598,288
First-Citizens Bank & Trust Co.	2.969% (3 mo. USD Term SOFR + 1.72%	)#	9/27/2025		36,796,000	35,695,738

360	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Goldman Sachs Group, Inc.	5.837% (SOFR + 0.49%	)#	10/21/2024	$63,161,000	$62,944,386
Goldman Sachs Group, Inc.	6.049% (SOFR + 0.70%	)#	1/24/2025	22,699,000	22,670,096
Goldman Sachs Group, Inc.	6.412% (SOFR + 1.07%	)#	8/10/2026	43,667,000	43,554,519
Goldman Sachs Group, Inc.	6.737% (SOFR + 1.39%	)#	3/15/2024	23,098,000	23,147,248
HSBC Holdings plc (United Kingdom)(a)	2.999% (SOFR + 1.43%	)#	3/10/2026	13,377,000	12,867,257
HSBC Holdings PLC (United Kingdom)(a)	1.645% (SOFR + 1.54%	)#	4/18/2026	22,145,000	20,841,959
HSBC Holdings PLC (United Kingdom)(a)	3.803% (3 mo. USD Term SOFR + 1.47%	)#	3/11/2025	120,039,000	119,253,584
HSBC Holdings PLC (United Kingdom)(a)	4.292% (3 mo. USD Term SOFR + 1.61%	)#	9/12/2026	7,393,000	7,165,986
ING Groep NV (Netherlands)(a)	3.869% (SOFR + 1.64%	)#	3/28/2026	22,055,000	21,456,796
Intesa Sanpaolo SpA (Italy)(a)	5.25%		1/12/2024	33,000,000	32,960,728
JPMorgan Chase & Co.	2.301% (SOFR + 1.16%	)#	10/15/2025	99,304,000	96,305,838
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	30,767,000	30,440,789
JPMorgan Chase & Co.	5.546% (SOFR + 1.07%	)#	12/15/2025	70,914,000	70,724,085
Lloyds Banking Group PLC (United Kingdom)(a)	3.87% (1 yr. CMT + 3.50%	)#	7/9/2025	24,117,000	23,807,319
Macquarie Bank Ltd. (Australia)†(a)	4.875%		6/10/2025	9,554,000	9,354,778
Macquarie Group Ltd. (Australia)†(a)	6.207%		11/22/2024	86,276,000	86,557,979
Mitsubishi UFJ Financial Group, Inc. (Japan)(a)	6.792% (SOFR + 1.44%	)#	4/17/2026	35,250,000	35,471,332
Morgan Stanley	0.864% (SOFR + 0.75%	)#	10/21/2025	10,310,000	9,821,938
Morgan Stanley	3.62% (SOFR + 1.16%	)#	4/17/2025	55,387,000	54,878,867
Morgan Stanley	5.804% (SOFR + 0.46%	)#	1/25/2024	94,617,000	94,619,751
Morgan Stanley	5.973% (SOFR + 0.63%	)#	1/24/2025	54,477,000	54,349,871
Morgan Stanley Bank NA	6.128% (SOFR + 0.78%	)#	7/16/2025	30,508,000	30,545,044
NatWest Group plc (United Kingdom)(a)	5.125%		5/28/2024	4,454,000	4,423,584

See Notes to Financial Statements.	361

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
NatWest Group PLC (United Kingdom)(a)	4.269% (3 mo. USD LIBOR + 1.76%	)#	3/22/2025	$118,509,000	$117,773,552
NatWest Group PLC (United Kingdom)(a)	7.472% (1 yr. CMT + 2.85%	)#	11/10/2026	24,562,000	25,187,749
NatWest Markets PLC (United Kingdom)†(a)	5.877% (SOFR + 0.53%	)#	8/12/2024	22,842,000	22,795,351
NatWest Markets PLC (United Kingdom)†(a)	6.798% (SOFR + 1.45%	)#	3/22/2025	40,000,000	40,303,987
Royal Bank of Canada (Canada)(a)	4.95%		4/25/2025	39,524,000	39,255,006
Royal Bank of Canada (Canada)(a)	6.428% (SOFR + 1.08%	)#	7/20/2026	43,671,000	43,697,297
Santander U.K. Group Holdings PLC (United Kingdom)(a)	1.089% (SOFR + 0.79%	)#	3/15/2025	16,944,000	16,662,079
Standard Chartered PLC (United Kingdom)†(a)	2.819% (3 mo. USD LIBOR + 1.21%	)#	1/30/2026	22,460,000	21,542,755
Standard Chartered PLC (United Kingdom)†(a)	3.785% (3 mo. USD LIBOR + 1.56%	)#	5/21/2025	35,271,000	34,836,068
Standard Chartered PLC (United Kingdom)†(a)	5.20%		1/26/2024	55,896,000	55,758,847
State Street Corp.	6.193% (SOFR + 0.85%	)#	8/3/2026	43,600,000	43,571,660
Sumitomo Mitsui Financial Group, Inc. (Japan)(a)	6.653% (SOFR + 1.30%	)#	7/13/2026	21,769,000	21,961,987
Svenska Handelsbanken AB (Sweden)†(a)	6.597% (SOFR + 1.25%	)#	6/15/2026	39,406,000	39,738,164
Swedbank AB (Sweden)†(a)	6.727% (SOFR + 1.38%	)#	6/15/2026	41,440,000	41,824,987
Toronto-Dominion Bank (Canada)(a)	3.766%		6/6/2025	21,057,000	20,525,547
Toronto-Dominion Bank (Canada)(a)	4.285%		9/13/2024	63,599,000	62,961,653
Toronto-Dominion Bank (Canada)(a)	5.697% (SOFR + 0.35%	)#	9/10/2024	4,700,000	4,691,622
Toronto-Dominion Bank (Canada)(a)	6.427% (SOFR + 1.08%	)#	7/17/2026	43,611,000	43,588,489
Truist Financial Corp.	3.75%		12/6/2023	7,129,000	7,128,063
Truist Financial Corp.	5.747% (SOFR + 0.40%	)#	6/9/2025	45,630,000	44,822,019
UBS AG (United Kingdom)†(a)	0.70%		8/9/2024	24,006,000	23,206,450
UBS AG (Switzerland)(a)	5.125%		5/15/2024	36,443,000	36,077,659
UBS Group AG (Switzerland)†(a)	2.193% (SOFR + 2.04%	)#	6/5/2026	32,921,000	30,967,307

362	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
UBS Group AG (Switzerland)†(a)	2.593% (SOFR + 1.56%	)#	9/11/2025	$44,522,000	$43,274,039
UBS Group AG (Switzerland)(a)	3.75%		3/26/2025	52,019,000	50,489,656
UBS Group AG (Switzerland)†(a)	4.488% (1 yr. CMT + 1.55%	)#	5/12/2026	33,697,000	32,925,274
UniCredit SpA (Italy)†(a)	7.83%		12/4/2023	69,639,000	69,639,000
Wells Fargo & Co.	2.164% (3 mo. USD Term SOFR + 1.01%	)#	2/11/2026	39,079,000	37,329,724
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	21,238,000	20,194,194
Wells Fargo & Co.	2.406% (3 mo. USD Term SOFR + 1.09%	)#	10/30/2025	126,850,000	122,739,417
Wells Fargo & Co.	3.908% (SOFR + 1.32%	)#	4/25/2026	9,962,000	9,699,199
Wells Fargo Bank NA	6.409% (SOFR + 1.06%	)#	8/7/2026	44,218,000	44,583,900
Total					3,544,294,932

Beverages 0.19%
PepsiCo, Inc.	5.747%
	(SOFR + 0.40%	)#	11/12/2024	17,138,000	17,152,264

Biotechnology 0.05%
Amgen, Inc.	5.25%		3/2/2025	4,114,000	4,099,626

Building Materials 0.09%
Carrier Global Corp.†	5.80%		11/30/2025	8,183,000	8,232,285

Computers 0.22%
Hewlett Packard Enterprise Co.	5.90%		10/1/2024	19,673,000	19,674,476

Diversified Financial Services 2.59%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	1.75%		10/29/2024	23,932,000	23,004,241
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	4.875%		1/16/2024	45,000,000	44,931,737
Aircastle Ltd.	4.125%		5/1/2024	9,876,000	9,787,888
American Express Co.	6.275% (SOFR + 0.93%	)#	3/4/2025	36,253,000	36,304,379
American Express Co.	6.338% (SOFR + 1.33%	)#	10/30/2026	21,495,000	21,796,233
Aviation Capital Group LLC†	4.375%		1/30/2024	18,412,000	18,342,902
Avolon Holdings Funding Ltd. (Ireland)†(a)	2.875%		2/15/2025	4,000,000	3,822,104

See Notes to Financial Statements.	363

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Avolon Holdings Funding Ltd. (Ireland)†(a)	3.95%		7/1/2024	$11,827,000	$11,627,639
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.25%		5/15/2024	37,973,000	37,727,597
Nuveen Finance LLC†	4.125%		11/1/2024	2,755,000	2,711,141
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%		2/15/2024	22,918,000	22,856,666
Total					232,912,527

Electric 2.06%
American Electric Power Co., Inc.	5.699%		8/15/2025	9,376,000	9,385,031
CenterPoint Energy, Inc.	5.997% (SOFR + 0.65%	)#	5/13/2024	43,573,000	43,558,487
Georgia Power Co.	6.098% (SOFR + 0.75%	)#	5/8/2025	21,750,000	21,784,430
Jersey Central Power & Light Co.†	4.70%		4/1/2024	14,500,000	14,444,899
Monongahela Power Co.†	4.10%		4/15/2024	13,665,000	13,557,375
NextEra Energy Capital Holdings, Inc.	2.94%		3/21/2024	39,795,000	39,437,028
NextEra Energy Capital Holdings, Inc.	4.20%		6/20/2024	4,898,000	4,852,453
NextEra Energy Capital Holdings, Inc.	5.749%		9/1/2025	8,790,000	8,798,890
NextEra Energy Capital Holdings, Inc.	6.051%		3/1/2025	7,428,000	7,457,856
Pacific Gas & Electric Co.	3.25%		2/16/2024	12,525,000	12,449,014
Vistra Operations Co. LLC†	3.55%		7/15/2024	9,685,000	9,484,735
Total					185,210,198

Gas 0.07%
East Ohio Gas Co.†	1.30%		6/15/2025	6,238,000	5,846,066

Health Care-Products 1.27%
Baxter International, Inc.	1.322%		11/29/2024	66,318,000	63,461,889
GE HealthCare Technologies, Inc.	5.55%		11/15/2024	50,475,000	50,362,617
Total					113,824,506

Insurance 2.66%
Brighthouse Financial Global Funding†	6.108% (SOFR + 0.76%	)#	4/12/2024	32,460,000	32,371,848
Corebridge Global Funding†	6.647% (SOFR + 1.30%	)#	9/25/2026	29,760,000	29,778,784
F&G Global Funding†	0.90%		9/20/2024	22,929,000	21,916,385
GA Global Funding Trust†	0.80%		9/13/2024	37,195,000	35,587,391
GA Global Funding Trust†	1.25%		12/8/2023	16,847,000	16,836,570
GA Global Funding Trust†	5.847% (SOFR + 0.50%	)#	9/13/2024	7,486,000	7,413,084

364	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Insurance (continued)
GA Global Funding Trust†	6.709% (SOFR + 1.36%	)#	4/11/2025	$45,784,000	$45,471,401
Jackson National Life Global Funding†	6.498% (SOFR + 1.15%	)#	6/28/2024	49,131,000	49,212,890
Total					238,588,353

Lodging 0.12%
Hyatt Hotels Corp.	1.80%		10/1/2024	11,059,000	10,691,573

Media 0.78%
Charter Communications Operating LLC/Charter Communications Operating Capital	7.289% (3 mo. USD Term SOFR + 1.91%	)#	2/1/2024	65,224,000	65,281,276
Discovery Communications LLC	3.95%		6/15/2025	4,923,000	4,785,207
Total					70,066,483

Mining 0.61%
Glencore Funding LLC†	4.625%		4/29/2024	55,531,000	55,199,030

Miscellaneous Manufacturing 0.22%
Parker-Hannifin Corp.	3.65%		6/15/2024	19,759,000	19,524,052

Oil & Gas 0.10%
Ovintiv, Inc.	5.65%		5/15/2025	9,308,000	9,306,931

Pharmaceuticals 0.16%
Bayer U.S. Finance II LLC†	6.681% (3 mo. USD Term SOFR + 1.27%	)#	12/15/2023	14,368,000	14,369,554

Pipelines 0.84%
Enbridge, Inc. (Canada)(a)	5.977% (SOFR + 0.63%	)#	2/16/2024	31,647,000	31,659,251
TransCanada PipeLines Ltd. (Canada)(a)	6.867% (SOFR + 1.52%	)#	3/9/2026	43,659,000	43,748,917
Total					75,408,168

REITS 1.01%
American Tower Corp.	1.60%		4/15/2026	37,582,000	34,297,849
Crown Castle, Inc.	1.35%		7/15/2025	6,000,000	5,594,351
GLP Capital LP/GLP Financing II, Inc.	5.25%		6/1/2025	15,153,000	14,907,749
Public Storage Operating Co.	5.948% (SOFR + 0.60%	)#	7/25/2025	13,071,000	13,074,229
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	23,286,000	23,202,201
Total					91,076,379

See Notes to Financial Statements.	365

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 0.26%
AT&T, Inc.	5.539%		2/20/2026	$23,687,000	$23,694,187
Total Corporate Bonds (cost $5,169,460,294)					5,171,539,158

FLOATING RATE LOANS(c) 3.66%

Biotechnology 0.31%
Biogen, Inc. Term Loan	6.583% (1 mo. USD Term SOFR + 1.25%	)	8/26/2024	28,080,000	28,167,890

Chemicals 0.32%
Nutrition & Biosciences, Inc. 3 Year Delayed Draw Term Loan	7.093% (3 mo. USD Term SOFR + 1.63%	)	2/1/2024	29,008,046	28,863,005

Diversified Financial Services 0.81%
Intercontinental Exchange, Inc. Delayed Draw Term Loan	–	(d)	5/24/2024	72,557,333	72,511,985

Health Care Products 0.04%
Baxter International, Inc. 2021 Delayed Draw Term Loan Tranche 1	6.468% (1 mo. USD Term SOFR + 1.13%	)	9/30/2024	3,307,722	3,313,924

Media 1.07%
Charter Communications Operating LLC 2019 Term Loan B1	7.098% - 7.13% (3 mo. USD Term SOFR + 1.75%	)	4/30/2025	96,346,704	96,442,087

Pipelines 0.09%
Targa Resources Corp. Term Loan	6.718% (1 mo. USD Term SOFR + 1.38%	)	7/11/2025	8,133,333	8,168,917

Real Estate Investment Trusts 0.44%
Invitation Homes Operating Partnership LP 2020 Term Loan A	6.448% (1 mo. USD Term SOFR + 1.00%	)	1/31/2025	40,000,000	39,750,000

Semiconductors 0.34%
Marvell Technology Group Ltd. 2020 5 Year Term Loan A	–	(d)	12/7/2025	30,000,000	30,018,750

Software 0.24%
Atlassian U.S., Inc. Delayed Draw Term Loan(e)	–	(d)	10/28/2025	22,000,000	21,931,250
Total Floating Rate Loans (cost $330,165,490)					329,167,808

366	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS(a) 0.17%

South Korea
Korea National Oil Corp.† (cost $15,000,000)	6.435% (SOFR + 1.08%	)#	11/14/2026	$15,000,000	$15,067,630

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 2.42%
BX Trust Series 2021-ARIA Class A†	6.337% (1 mo. USD Term SOFR + 1.01%	)#	10/15/2036	9,304,000	9,048,850
BXHPP Trust Series 2021-FILM Class A†	6.088% (1 mo. USD Term SOFR + 0.76%	)#	8/15/2036	20,000,000	18,832,086
BXMT Ltd. Series 2020-FL2 Class A†	6.344% (1 mo. USD Term SOFR + 1.01%	)#	2/15/2038	19,814,020	19,080,575
BXMT Ltd. Series 2021-FL4 Class A†	6.494% (1 mo. USD Term SOFR + 1.16%	)#	5/15/2038	14,689,000	13,734,215
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-DNA6 Class M1†	6.128% (30 day USD SOFR Average + 0.80%	)#	10/25/2041	1,517,186	1,511,892
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA2 Class M1†	6.028% (30 day USD SOFR Average + 0.70%	)#	12/25/2033	874,866	873,065
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA3 Class M1†	6.178% (30 day USD SOFR Average + 0.85%	)#	9/25/2041	5,742,529	5,681,381
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2021-HQA4 Class M1†	6.278% (30 day USD SOFR Average + 0.95%	)#	12/25/2041	9,890,493	9,783,167
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA1 Class M1A†	6.328% (30 day USD SOFR Average + 1.00%	)#	1/25/2042	12,268,136	12,212,024
Federal National Mortgage Association Connecticut Avenue Securities Series 2021-R02 Class 2M1†	6.228% (30 day USD SOFR Average + 0.90%	)#	11/25/2041	11,585,654	11,552,563
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01 Class 1M1†	6.078% (30 day USD SOFR Average + 0.75%	)#	10/25/2041	2,050,199	2,047,879
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R02 Class 2M1†	6.528% (30 day USD SOFR Average + 1.20%	)#	1/25/2042	16,375,672	16,343,088
Great Wolf Trust Series 2019-WOLF Class A†	6.472% (1 mo. USD Term SOFR + 1.15%	)#	12/15/2036	14,400,000	14,302,058

See Notes to Financial Statements.	367

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust Series 2018-HULA Class A†	6.553% (1 mo. USD Term SOFR + 1.22%	)#	7/15/2025	$15,002,270	$14,769,210
GS Mortgage Securities Corp. Trust Series 2021-ROSS Class A†	6.588% (1 mo. USD Term SOFR + 1.26%	)#	5/15/2026	40,000,000	35,353,852
Hilton Orlando Trust Series 2018-ORL Class A†	6.39% (1 mo. USD Term SOFR + 1.07%	)#	12/15/2034	9,095,000	8,990,588
KIND Trust Series 2021-KIND Class A†	6.388% (1 mo. USD Term SOFR + 1.06%	)#	8/15/2038	24,572,407	23,584,390
Total Non-Agency Commercial Mortgage-Backed Securities (cost $227,134,627)					217,700,883

U.S. TREASURY OBLIGATIONS 1.71%
U.S. Treasury Notes	4.25%		5/31/2025	89,090,000	88,240,861
U.S. Treasury Notes	5.00%		9/30/2025	65,059,700	65,304,944
Total U.S. Treasury Obligations (cost $153,430,425)					153,545,805
Total Long-Term Investments (cost $8,015,751,239)					7,986,854,123

SHORT-TERM INVESTMENTS 12.78%

COMMERCIAL PAPER 9.39%

Aerospace/Defense 0.11%
L3HARRIS TECHNOLOGIES, Inc.†	6.319%		8/29/2024	10,000,000	9,570,465

Commercial Services 0.43%
Global Payments, Inc.	6.044%		12/1/2023	22,104,245	22,104,245
QUANTA SERVICES, Inc.†	5.986%		12/15/2023	16,882,000	16,843,396
Total					38,947,641

Diversified Financial Services 0.85%
Brookfield Infrastructure Holdings Canada, Inc.	6.564%		4/18/2024	78,000,000	76,259,069

Electric 0.43%
AES Corp.	6.099%		12/13/2023	38,950,000	38,872,100

Electrical Components & Equipment 0.61%
Flex Ltd.†	6.034%		12/1/2023	54,835,000	54,835,000

368	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Gas 0.25%
National Fuel Gas Co.	6.105%	12/11/2023	$8,475,000	$8,460,875
National Fuel Gas Co.	6.223%	1/10/2024	14,000,000	13,905,422
Total				22,366,297

Health Care-Services 1.39%
CommonSpirit Health	6.414%	1/24/2024	61,746,000	61,167,131
CommonSpirit Health	6.416%	12/14/2023	6,250,000	6,235,894
CommonSpirit Health	6.468%	1/4/2024	57,427,000	57,085,310
Total				124,488,335

Mining 0.37%
Glencore Funding LLC†	6.017%	12/21/2023	33,600,000	33,490,987

Oil & Gas 0.25%
Marathon Oil Corp.†	6.07%	12/4/2023	22,250,000	22,238,912

Pharmaceuticals 1.62%
Bayer Corp.†	6.349%	7/8/2024	21,331,000	20,567,150
Bayer Corp.†	6.372%	7/8/2024	81,379,000	78,464,869
Bayer Corp.†	6.373%	7/9/2024	24,000,000	23,136,805
Bayer Corp.†	6.385%	7/9/2024	24,000,000	23,136,805
Total				145,305,629

Pipelines 1.03%
Western Midstream Operating LP†	6.296%	1/5/2024	93,453,000	92,892,412

REITS 0.24%
Crown Castle, Inc.†	6.126%	12/14/2023	22,000,000	21,952,333

Retail 0.88%
AutoNation, Inc.†	5.989%	12/4/2023	44,500,509	44,478,629
AutoNation, Inc.†	6.047%	12/4/2023	34,651,944	34,634,763
Total				79,113,392

Telecommunications 0.93%
AT&T, Inc.†	5.837%	12/19/2023	83,444,000	83,214,529
Total Commercial Paper (cost $843,321,965)				843,547,101

U.S. TREASURY OBLIGATIONS 3.10%
U.S. Treasury Bills (Cost $278,436,030)	Zero Coupon	1/9/2024	280,047,000	278,449,175

See Notes to Financial Statements.	369

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2023

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 0.29%
Repurchase Agreement dated 11/30/2023, 2.800%% due 12/1/2023 with Fixed Income Clearing Corp. collateralized by $28,598,500 of U.S. Treasury Note at 0.750% due 3/31/2026; value: $26,223,484; proceeds: $25,711,279 (cost $25,709,280)	$25,709,280	$25,709,280
Total Short-Term Investments (cost $1,147,467,275)		1,147,705,556
Total Investments in Securities 101.69% (cost $9,163,218,514)		9,134,559,679
Less Unfunded Loan Commitments (0.24%) (cost $22,335,025)		(21,931,250)
Net Investments in Securities 101.45% (cost $9,140,883,489)		9,112,628,429
Other Assets and Liabilities – Net(f) (1.45)%		(130,182,882)
Net Assets 100.00%		$8,982,445,547

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2023, the total value of Rule 144A securities was $4,071,534,838, which represents 45.33% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2023.
(d)	Interest Rate to be determined.
(e)	Security partially/fully unfunded. See Note (2(o)).
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at November 30, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2024	1,864	Long	$379,812,448	$381,115,188	$1,302,740

370	See Notes to Financial Statements.

Schedule of Investments (concluded)

ULTRA SHORT BOND FUND November 30, 2023

The following is a summary of the inputs used as of November 30, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$2,099,832,839	$–	$2,099,832,839
Corporate Bonds	–	5,171,539,158	–	5,171,539,158
Floating Rate Loans	–	329,167,808	–	329,167,808
Less Unfunded Commitments	–	(21,931,250)	–	(21,931,250)
Foreign Government Obligations	–	15,067,630	–	15,067,630
Non-Agency Commercial Mortgage-Backed Securities	–	217,700,883	–	217,700,883
U.S. Treasury Obligations	–	153,545,805	–	153,545,805
Short-Term Investments
Commercial Paper	–	843,547,101	–	843,547,101
U.S. Treasury Obligations	–	278,449,175	–	278,449,175
Repurchase Agreements	–	25,709,280	–	25,709,280
Total	$–	$9,112,628,429	$–	$9,112,628,429
Other Financial Instruments
Futures Contracts
Assets	$1,302,740	$–	$–	$1,302,740
Liabilities	–	–	–	–
Total	$1,302,740	$–	$–	$1,302,740

(1)	Refer to Note 2(u) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	371

Statements of Assets and Liabilities

November 30, 2023

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
ASSETS:
Investments in securities, at cost	$567,249,261	$4,022,210,742	$1,684,910,599
Investments in securities, at fair value including $0, $0, $0, $0, $34,003,604, $7,867,076, $0 and $0, respectively, of securities loaned	$578,886,505	$3,971,009,399	$1,673,697,810
Cash	242	15,784	–
Cash at brokers for forwards, swap contracts and TBA collateral	–	6,503,000	1,562,000
Deposits with brokers for futures collateral	–	6,482,600	5,453,633
Deposits with brokers for forwards and swap contracts collateral	290,000	–	–
Foreign cash, at value (cost $0, $0, $3,895, $0, $5,949,583, $1,245,636, $145,221 and $5, respectively)	–	–	9,877
Receivables:
Investment securities sold	16,202,272	970,492,027	316,665,607
Capital shares sold	3,827,465	24,288,362	21,386,413
Interest and dividends	1,299,855	22,160,319	14,711,136
Interfund lending interest	–	–	1,472
From broker	–	–	–
From advisor (See Note 3)	–	61,652	–
Variation margin for centrally cleared swap contracts agreements	–	–	119,648
Securities lending income	113	–	–
Total return swap contracts, at fair value including upfront payment of $0, $0, $0, $0, $(961), $0, $0 and $0, respectively)	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	1,626	129,674	37,815
Unrealized appreciation on CPI swap contracts	–	–	–
Prepaid expenses and other assets	59,452	184,051	129,837
Total assets	600,567,530	5,001,326,868	2,033,775,248
LIABILITIES:
Payables:
Investment securities purchased	10,743,000	1,676,151,995	557,394,835
Capital shares reacquired	4,791,618	5,398,474	10,887,832
Management fee	336,341	560,124	327,805
Directors’ fees	118,114	189,153	19,069
Fund administration	19,219	103,806	46,829
12b-1 distribution plan	18,288	141,089	37,134
To brokers for forwards, swap contracts and TBA collateral	–	6,503,000	1,562,000
Variation margin for futures contracts	–	1,491,752	1,015,856
To bank	–	–	1,345,390
Collateral due to broker for securities lending	–	–	–
Interfund lending interest	–	–	–
Broker for collateral held for forwards, options and swap contracts	–	–	1,048,227
Unrealized depreciation on forward foreign currency exchange contracts	168,626	50,254	20,457

372	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$9,023,969	$5,090,940,532	$3,827,976,481	$3,882,989,704	$1,168,224,388

$8,517,870	$5,036,228,799	$3,711,996,716	$3,751,000,754	$1,118,230,238
39,290	8,122,032	2,502	95	2,564

–	760,000	2,700,000	390,000	18,025,000
33,345	–	4,603,909	17,587,877	8,011,205

1,914	8,390,324	3,530,000	4,500,603	34,375,722

–	5,949,835	1,267,375	146,801	–

33,767	223,491,133	98,737,730	248,188,171	12,395,662
22,461	37,125,747	25,394,317	33,862,228	4,720,025
101,533	44,561,604	69,641,718	43,204,979	10,390,991
–	–	–	–	–
–	872,135	–	–	–
17,771	–	–	–	–

18	359,706	–	3,662	680,292
–	96,477	82,934	–	–

–	3,184,208	–	–	–

–	542,668	2,480,023	–	–
–	–	–	–	39,293,474
44,121	176,061	115,506	181,045	103,102
8,812,090	5,369,860,729	3,920,552,730	4,099,066,215	1,246,228,275

160,085	302,713,871	48,086,748	451,297,707	5,236,468
5,412	18,558,782	9,451,143	9,970,016	10,604,293
2,730	1,885,914	1,688,191	1,072,417	303,096
1,250	960,886	735,050	439,499	128,130
273	163,984	125,192	114,108	40,413
998	1,247,379	357,986	302,513	209,774

–	760,000	2,700,000	390,000	18,025,000
3,475	–	557,789	2,255,367	1,773,076
–	–	–	–	–
–	34,924,000	7,994,066	–	–
–	–	1,830	–	–

–	–	–	–	–

–	1,298,681	2,362,641	114,805	–

See Notes to Financial Statements.	373

Statements of Assets and Liabilities (continued)

November 30, 2023

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
LIABILITIES (concluded):
Unrealized depreciation on CPI swap contracts	$–	$–	$–
Foreign currency overdraft (cost $0, $17,563, $0, $6, $0, $0, $0 and $0, respectively)	–	–	–
Unrealized depreciation on unfunded commitments	–	–	–
Total return swap contracts, at fair value including upfront payment of $0, $0, $0, $0, $17, $0, $0 and $0, respectively)	–	–	–
Distributions payable	–	12,941,331	6,761,401
Accrued expenses and other liabilities	223,921	380,593	208,131
Total liabilities	16,419,127	1,703,911,571	580,674,966
NET ASSETS	$584,148,403	$3,297,415,297	$1,453,100,282
COMPOSITION OF NET ASSETS:
Paid-in capital	$828,395,684	$3,695,419,473	$1,570,007,521
Total distributable earnings (loss)	(244,247,281)	(398,004,176)	(116,907,239)
Net Assets	$584,148,403	$3,297,415,297	$1,453,100,282
Net Assets by class:
Class A Shares	$149,999,872	$617,452,978	$146,294,454
Class C Shares	$29,338,848	$27,521,331	$14,741,782
Class F Shares	$21,958,106	$59,851,875	$20,365,903
Class F3 Shares	$13,882,596	$560,700,439	$115,394,756
Class I Shares	$345,299,678	$1,972,013,788	$1,151,378,631
Class P Shares	$38,130	$–	$–
Class R2 Shares	$74,969	$384,081	$–
Class R3 Shares	$17,674,077	$4,713,365	$223,897
Class R4 Shares	$503,876	$8,768,806	$492,934
Class R5 Shares	$1,540,690	$3,763,742	$14,634
Class R6 Shares	$3,837,561	$42,244,892	$4,193,291
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	12,313,314	68,023,358	11,652,074
Class C Shares	2,436,905	3,045,981	1,173,660
Class F Shares	1,800,499	6,593,852	1,623,660
Class F3 Shares	1,123,716	61,775,278	9,190,882
Class I Shares	28,077,803	217,388,913	91,781,706
Class P Shares	3,050	–	–
Class R2 Shares	6,004	42,305	–
Class R3 Shares	1,461,721	519,251	17,837
Class R4 Shares	41,365	966,190	39,260
Class R5 Shares	125,315	414,528	1,165
Class R6 Shares	310,512	4,657,175	333,919
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$12.18	$9.08	$12.56
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$12.46	$9.29	$12.85
Class C Shares-Net asset value	$12.04	$9.04	$12.56

374	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$–	$–	$–	$–	$9,730,545

6	–	–	–	–
–	37,390	–	–	–

–	37,742	–	–	–
34,832	36,053,254	22,500,833	16,359,194	4,445,715
40,793	5,083,350	1,062,089	446,892	511,356
249,854	403,725,233	97,623,558	482,762,518	51,007,866
$8,562,236	$4,966,135,496	$3,822,929,172	$3,616,303,697	$1,195,220,409

$10,213,901	$6,881,269,213	$4,835,732,647	$4,214,616,244	$1,689,635,105
(1,651,665)	(1,915,133,717)	(1,012,803,475)	(598,312,547)	(494,414,696)
$8,562,236	$4,966,135,496	$3,822,929,172	$3,616,303,697	$1,195,220,409

$3,079,700	$1,596,618,224	$708,970,450	$1,004,478,459	$227,812,213
$381,360	$331,798,057	$128,212,862	$41,940,997	$46,547,517
$1,449,532	$237,963,135	$133,738,438	$55,508,909	$45,979,997
$1,348,866	$90,205,350	$440,078,115	$1,184,461,381	$116,797,184
$529,866	$2,579,222,712	$1,612,167,380	$1,221,977,080	$738,283,067
$–	$–	$–	$–	$–
$22,662	$759,658	$5,264,996	$814,809	$427,550
$98,476	$86,912,551	$82,375,690	$49,343,653	$1,016,898
$22,903	$1,532,304	$60,932,033	$5,895,402	$2,684,236
$23,081	$2,004,447	$184,672,836	$1,938,996	$1,555,712
$1,605,790	$39,119,058	$466,516,372	$49,944,011	$14,116,035

378,263	197,848,687	115,587,196	424,382,520	19,997,412
46,827	41,080,612	21,015,547	17,646,842	4,080,819
177,658	29,507,026	21,835,271	23,479,788	4,030,231
165,638	11,161,749	71,398,058	500,459,409	10,242,753
65,102	319,349,319	261,607,257	515,948,711	64,834,230
–	–	–	–	–
2,783	94,043	853,463	341,769	37,715
12,097	10,763,500	13,353,603	20,781,453	89,281
2,812	189,862	9,934,597	2,488,522	235,744
2,834	247,996	29,991,342	819,111	136,757
197,199	4,842,218	75,677,407	21,098,250	1,239,987

$8.14	$8.07	$6.13	$2.37	$11.39

$8.33	$8.26	$6.27	$2.42	$11.65
$8.14	$8.08	$6.10	$2.38	$11.41

See Notes to Financial Statements.	375

Statements of Assets and Liabilities (continued)

November 30, 2023

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Net Assets by class:
Class F Shares-Net asset value	$12.20	$9.08	$12.54
Class F3 Shares-Net asset value	$12.35	$9.08	$12.56
Class I Shares-Net asset value	$12.30	$9.07	$12.54
Class P Shares-Net asset value	$12.50	$–	$–
Class R2 Shares-Net asset value	$12.49	$9.08	$–
Class R3 Shares-Net asset value	$12.09	$9.08	$12.55
Class R4 Shares-Net asset value	$12.18	$9.08	$12.56
Class R5 Shares-Net asset value	$12.29	$9.08	$12.56
Class R6 Shares-Net asset value	$12.36	$9.07	$12.56

376	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$8.16	$8.06	$6.12	$2.36	$11.41
$8.14	$8.08	$6.16	$2.37	$11.40
$8.14	$8.08	$6.16	$2.37	$11.39
$–	$–	$–	$–	$–
$8.14	$8.08	$6.17	$2.38	$11.34
$8.14	$8.07	$6.17	$2.37	$11.39
$8.14	$8.07	$6.13	$2.37	$11.39
$8.14	$8.08	$6.16	$2.37	$11.38
$8.14	$8.08	$6.16	$2.37	$11.38

See Notes to Financial Statements.	377

Statements of Assets and Liabilities (continued)

November 30, 2023

	Short Duration Core Bond Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$422,033,434	$44,643,328,198
Investments in securities, at fair value	$420,018,702	$43,154,783,117
Cash	171	10,224,079
Cash at brokers for forwards, swap contracts and TBA collateral	–	–
Deposits with brokers for futures collateral	960,400	97,662,145
Deposits with brokers for forwards and swap contracts collateral	333,390	90,250,430
Foreign cash, at value (cost $0, $917,513, $203,035 and $631, respectively)	–	927,996
Receivables:
Investment securities sold	4,022,134	243,959,822
Interest and dividends	3,423,232	366,515,375
Capital shares sold	2,807,553	218,395,596
Variation margin for centrally cleared swap contracts agreements	90,311	–
From advisor (See Note 3)	65,146	–
Unrealized appreciation on forward foreign currency exchange contracts	–	–
Unrealized appreciation on unfunded commitments	11,875	722,594
Prepaid expenses and other assets	55,505	226,072
Total assets	431,788,419	44,183,667,226
LIABILITIES:
Payables:
Investment securities purchased	14,534,134	628,625,284
Capital shares reacquired	904,268	124,264,621
Variation margin for futures contracts	175,046	12,530,774
Management fee	100,667	9,005,449
12b-1 distribution plan	18,316	6,104,703
Fund administration	13,422	1,421,146
Trustees’ fees	7,297	5,381,138
To brokers for forwards, swap contracts and TBA collateral	–	–
Variation margin for centrally cleared swap contracts agreements	–	7,707,222
Credit default swap contracts agreements payable, at fair value (including upfront payments of $0, $864,518, $0 and $0, respectively)	–	8,908,119
Unrealized depreciation on forward foreign currency exchange contracts	–	272,771
Foreign currency overdraft (cost $5, $0, $0 and $0, respectively)	5	–
Unrealized depreciation on unfunded commitments	–	–
Distributions payable	1,792,910	179,861,590
Accrued expenses	103,452	7,252,459
Total liabilities	17,649,517	991,335,276
NET ASSETS	$414,138,902	$43,192,331,950
COMPOSITION OF NET ASSETS:
Paid-in capital	$434,475,720	$52,269,417,341
Total distributable earnings (loss)	(20,336,818)	(9,077,085,391)
Net Assets	$414,138,902	$43,192,331,950

378	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$3,843,831,498	$9,140,883,489
$3,726,249,815	$9,112,628,429
695	7,322
5,783,000	–
8,995,006	2,236,800
–	–

231,054	632

655,212,331	5,979,343
27,480,031	55,401,158
18,283,242	63,989,636

–	–
34,547	–

191,004	–
–	–
87,329	135,240
4,442,548,054	9,240,378,560

1,205,180,428	180,365,068
17,089,472	36,437,457
1,681,387	553,355
721,833	1,243,691
195,685	403,574
103,119	292,633
414,297	1,246,035

5,783,000	–

–	–

–	–

247,040	–

–	–
–	403,775
13,094,407	35,565,027
650,925	1,422,398
1,245,161,593	257,933,013
$3,197,386,461	$8,982,445,547

$3,925,494,949	$9,235,295,941
(728,108,488)	(252,850,394)
$3,197,386,461	$8,982,445,547

See Notes to Financial Statements.	379

Statements of Assets and Liabilities (concluded)

November 30, 2023

	Short Duration Core Bond Fund	Short Duration Income Fund
Net Assets by class:
Class A Shares	$80,361,512	$7,726,193,188
Class A1 Shares	$–	$–
Class C Shares	$5,345,217	$1,598,563,172
Class F Shares	$7,546,374	$1,469,843,025
Class F3 Shares	$46,134,163	$4,626,104,471
Class I Shares	$272,872,182	$26,240,621,801
Class P Shares	$–	$–
Class R2 Shares	$–	$5,426,636
Class R3 Shares	$605,366	$314,049,156
Class R4 Shares	$40,257	$137,908,747
Class R5 Shares	$11,278	$64,991,064
Class R6 Shares	$1,222,553	$1,008,630,690
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	8,829,873	2,022,525,901
Class A1 Shares	–	–
Class C Shares	587,623	415,909,293
Class F Shares	829,685	384,808,672
Class F3 Shares	5,073,273	1,209,526,289
Class I Shares	30,002,608	6,874,974,063
Class P Shares	–	–
Class R2 Shares	–	1,419,885
Class R3 Shares	66,570	82,118,758
Class R4 Shares	4,424	36,030,747
Class R5 Shares	1,240	17,042,873
Class R6 Shares	134,433	264,166,392
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.10	$3.82
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$9.31	$3.91
Class A1 Shares-Net asset value	$ –	$ –
Class A1 Shares-Maximum offering price (Net asset value plus sales charge of 1.50%)	$ –	$ –
Class C Shares-Net asset value	$9.10	$3.84
Class F Shares-Net asset value	$9.10	$3.82
Class F3 Shares-Net asset value	$9.09	$3.82
Class I Shares-Net asset value	$9.09	$3.82
Class P Shares-Net asset value	$ –	$ –
Class R2 Shares-Net asset value	$ –	$3.82
Class R3 Shares-Net asset value	$9.09	$3.82
Class R4 Shares-Net asset value	$9.10	$3.83
Class R5 Shares-Net asset value*	$9.10	$3.81
Class R6 Shares-Net asset value	$9.09	$3.82

*	Net asset value may not recalculate due to rounding of fractional shares.

380	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$940,982,288	$3,720,238,150
$–	$4,062,116
$27,572,432	$–
$80,557,306	$262,081,053
$799,148,952	$1,017,846,677
$1,071,473,688	$3,910,327,389
$41,470	$–
$1,086,139	$–
$27,043,141	$–
$31,524,141	$–
$20,023,295	$188,256
$197,933,609	$67,701,906

110,186,761	374,884,704
–	409,204
3,231,055	–
9,435,079	26,409,300
93,535,418	102,566,560
125,219,578	394,051,361
4,834	–
127,229	–
3,167,335	–
3,691,555	–
2,344,234	18,968
23,156,351	6,820,613

$8.54	$ 9.92

$8.74	$ –
$ –	$ 9.93

$ –	$10.08
$8.53	$ –
$8.54	$ 9.92
$8.54	$ 9.92
$8.56	$ 9.92
$8.58	$ –
$8.54	$ –
$8.54	$ –
$8.54	$ –
$8.54	$ 9.93
$8.55	$ 9.93

See Notes to Financial Statements.	381

Statements of Operations

For the Year Ended November 30, 2023

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $0, $0, $0, $0, $1,205, $0 and $0, respectively)	$2,633,012	$–	$–
Securities lending net income	1,263	–	–
Interest and other (net of foreign withholding taxes of $0, $0, $190, $0, $0, $8,156, $0 and $0, respectively)	19,467,990	128,261,548	66,715,051
Interest earned from Interfund Lending (See Note 11)	5,388	299	3,725
Total investment income	22,107,653	128,261,847	66,718,776
Expenses:
Management fee	5,015,738	5,826,313	3,391,266
12b-1 distribution plan–Class A	356,061	1,097,861	248,289
12b-1 distribution plan–Class C	293,854	191,409	93,976
12b-1 distribution plan–Class F	58,342	71,361	62,562
12b-1 distribution plan–Class P	161	–	–
12b-1 distribution plan–Class R2	453	2,226	–
12b-1 distribution plan–Class R3	93,884	28,171	1,042
12b-1 distribution plan–Class R4	1,285	21,633	760
Shareholder servicing	659,473	1,496,017	931,817
Fund administration	286,614	1,065,263	484,467
Registration	209,543	338,458	296,858
Professional	72,608	100,002	78,321
Reports to shareholders	38,766	139,179	74,308
Directors’ fees	21,360	69,477	30,271
Custody	16,511	63,470	44,330
Interest paid from Interfund Lending (See Note 11)	–	–	–
Other	111,268	165,970	115,721
Gross expenses	7,235,921	10,676,810	5,853,988
Expense reductions (See Note 9)	(9,454)	(16,673)	(11,946)
Fees waived and expenses reimbursed (See Note 3)	(16,511)	(63,470)	(44,330)
Shareholder servicing reimbursed–Class I (See Note 3)	–	(604,111)	–
Net expenses	7,209,956	9,992,556	5,797,712
Net investment income	14,897,697	118,269,291	60,921,064

382	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$–	$7,409,166	$803,552	$–	$–
–	887,153	183,477	–	–

347,856	486,436,948	305,987,385	160,719,647	68,137,985
–	1,508	–	2,513	2,173
347,856	494,734,775	306,974,414	160,722,160	68,140,158

29,781	24,782,900	22,876,172	11,275,046	5,331,886
4,754	3,324,194	1,506,128	1,950,126	665,576
4,317	3,140,444	1,199,512	353,316	605,172
1,237	421,935	252,645	72,487	124,015
–	–	–	–	–
138	5,593	28,994	5,887	1,694
469	396,327	418,767	245,070	2,891
58	4,210	171,529	15,298	5,677
3,754	3,789,830	3,786,867	1,561,691	1,154,242
2,978	2,158,480	1,710,094	1,190,466	713,253
147,339	374,421	297,688	297,050	247,809
60,619	175,964	133,303	117,878	110,173
2,404	297,456	203,043	226,502	115,598
445	157,105	121,540	78,733	55,707
10,642	116,652	110,628	94,481	111,235
–	–	21,761	–	–
9,150	617,717	358,664	144,492	1,365,754
278,085	39,763,228	33,197,335	17,628,523	10,610,682
(58)	(77,815)	(42,531)	(22,654)	(24,724)
(233,612)	(116,652)	(110,628)	(94,481)	(111,235)
–	–	–	–	–
44,415	39,568,761	33,044,176	17,511,388	10,474,723
303,441	455,166,014	273,930,238	143,210,772	57,665,435

See Notes to Financial Statements.	383

Statements of Operations (continued)

For the Year Ended November 30, 2023

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	$(48,402,939)	$(78,133,259)	$(38,760,735)
Net realized gain (loss) on futures contracts	–	(20,996,398)	(12,488,355)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,615,757)	(1,390,028)	(509,657)
Net realized gain (loss) on swap contracts	–	789,420	1,865,322
Net realized gain (loss) on foreign currency related transactions	450,694	406,061	184,997
Net change in unrealized appreciation/depreciation on investments	22,361,140	24,823,515	10,500,084
Net change in unrealized appreciation/depreciation on futures contracts	–	(105,301)	569,294
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	917,830	413,940	124,467
Net change in unrealized appreciation/depreciation on swap contracts	–	–	16,319
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	14,841	(5,943)	(3,984)
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–	–
Net realized and unrealized gain (loss)	(26,274,191)	(74,197,993)	(38,502,248)
Net Increase (Decrease) in Net Assets Resulting From Operations	$(11,376,494)	$44,071,298	$22,418,816

384	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$(368,223)	$(116,632,897)	$(352,039,952)	$(87,841,654)	$(64,082,359)
(25,822)	10,702,413	(6,861,983)	(40,779,645)	(30,150,253)

–	(1,473,601)	(11,474,970)	(28,100)	–
1,744	27,241,596	7,226,862	94,474	60,156,167

–	137,929	2,929,787	44,245	–

289,452	186,353,601	312,566,675	88,183,069	87,229,672

3,773	–	(827,045)	1,763,475	(2,032,140)

–	189,127	5,444,188	140,550	–

259	1,839,445	(5,119,492)	1,404,968	(70,819,716)

–	(273,714)	96,164	1,487	(5)

–	521,138	–	–	–
(98,817)	108,605,037	(48,059,766)	(37,017,131)	(19,698,634)

$204,624	$563,771,051	$225,870,472	$106,193,641	$37,966,801

See Notes to Financial Statements.	385

Statements of Operations (concluded)

For the Year Ended November 30, 2023

	Short Duration Core Bond Fund	Short Duration Income Fund
Investment income:
Interest and other (net of foreign withholding taxes of $1, $0, $5,546 and $0, respectively)	$18,144,448	$2,076,242,297
Interest earned from Interfund Lending (See Note 11)	–	2,540
Total investment income	18,144,448	2,076,244,837
Expenses:
Management fee	1,082,441	118,741,002
12b-1 distribution plan–Class A	150,313	17,019,642
12b-1 distribution plan–Class A1	–	–
12b-1 distribution plan–Class C	42,550	15,275,582
12b-1 distribution plan–Class F	23,514	2,995,288
12b-1 distribution plan–Class P	–	–
12b-1 distribution plan–Class R2	–	36,567
12b-1 distribution plan–Class R3	2,932	1,691,763
12b-1 distribution plan–Class R4	52	360,634
Shareholder servicing	336,824	33,262,887
Registration	253,133	1,123,861
Fund administration	144,325	18,758,560
Professional	66,305	549,337
Reports to shareholders	27,469	2,301,625
Custody	23,557	572,561
Trustees’ fees	9,399	1,240,264
Other	48,722	1,144,915
Gross expenses	2,211,536	215,074,488
Expense reductions (See Note 9)	(4,057)	(579,005)
Fees waived and expenses reimbursed (See Note 3)	(580,114)	(572,561)
Shareholder servicing reimbursed–Class I (See Note 3)	–	–
Net expenses	1,627,365	213,922,922
Net investment income	16,517,083	1,862,321,915
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(2,287,389)	(460,638,914)
Net realized gain (loss) on futures contracts	(3,100,802)	(354,420,571)
Net realized gain (loss) on forward foreign currency exchange contracts	–	(50,374,283)
Net realized gain (loss) on swap contracts	71,878	5,116,483
Net realized gain (loss) on foreign currency related transactions	–	(493,494)
Net change in unrealized appreciation/depreciation on investments	4,934,383	915,611,388
Net change in unrealized appreciation/depreciation on futures contracts	304,979	12,323,124
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	–	28,710,476
Net change in unrealized appreciation/depreciation on swap contracts	57,292	4,793,373
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	–	10,148
Net change in unrealized appreciation/depreciation on unfunded commitments	11,875	722,594
Net realized and unrealized gain (loss)	(7,784)	101,360,324
Net Increase in Net Assets Resulting From Operations	$16,509,299	$1,963,682,239

386	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$150,693,124	$441,853,704
6,676	5,329
150,699,800	441,859,033

8,653,362	16,338,108
1,919,220	6,274,909
–	9,014
251,473	–
135,363	584,580
1,484	–
7,227	–
138,100	–
76,389	–
2,266,788	5,053,036
248,445	547,241
1,236,195	3,844,260
100,864	154,824
250,682	247,126
70,455	103,779
85,241	278,198
206,733	548,994
15,648,021	33,984,069
(28,451)	(126,854)
(70,455)	(103,779)
(375,572)	–
15,173,543	33,753,436
135,526,257	408,105,597

(107,886,006)	(66,138,141)
(27,714,444)	(23,374,054)
(1,961,731)	–
(2,736,054)	–
640,164	–
61,432,150	214,325,336
(829,811)	556,381

794,656	–
5,560,874	–

(7,213)	1

–	(403,775)
(72,707,415)	124,965,748
$62,818,842	$533,071,345

See Notes to Financial Statements.	387

Statements of Changes in Net Assets

	Convertible Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
Operations:
Net investment income	$14,897,697	$17,285,710
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(49,568,002)	(200,227,473)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	23,293,811	(107,628,371)
Net increase (decrease) in net assets resulting from operations	(11,376,494)	(290,570,134)
Distributions to shareholders:
Class A	(5,079,187)	(56,563,619)
Class C	(791,812)	(12,002,250)
Class F	(2,373,867)	(119,406,126)
Class F3	(507,835)	(5,597,825)
Class I	(11,724,139)	(42,873,939)
Class P	(836)	(6,769)
Class R2	(1,678)	(14,226)
Class R3	(462,937)	(5,675,187)
Class R4	(13,721)	(145,517)
Class R5	(44,834)	(307,889)
Class R6	(348,148)	(3,510,782)
Total distributions to shareholders	(21,348,994)	(246,104,129)
Capital share transactions (See Note 16):
Net proceeds from sales of shares	246,731,004	937,344,775
Reinvestment of distributions	19,461,322	221,444,923
Cost of shares reacquired	(589,661,697)	(1,289,981,030)
Net increase (decrease) in net assets resulting from capital share transactions	(323,469,371)	(131,191,332)
Net increase (decrease) in net assets	(356,194,859)	(667,865,595)
NET ASSETS:
Beginning of year	$940,343,262	$1,608,208,857
End of year	$584,148,403	$940,343,262

388	See Notes to Financial Statements.

Core Fixed Income Fund		Core Plus Bond Fund
For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

$118,269,291	$45,202,392	$60,921,064	$14,247,279

(99,324,204)	(218,595,530)	(49,708,428)	(48,095,882)

25,126,211	(91,678,089)	11,206,180	(23,031,313)
44,071,298	(265,071,227)	22,418,816	(56,879,916)

(23,882,656)	(16,573,308)	(6,260,503)	(2,779,601)
(877,798)	(564,037)	(491,779)	(131,337)
(3,121,732)	(5,697,594)	(3,040,953)	(6,146,191)
(20,904,162)	(13,022,012)	(4,747,277)	(1,406,782)
(69,673,869)	(24,435,779)	(48,837,460)	(6,169,249)
–	–	–	–
(14,571)	(12,525)	–	–
(225,931)	(197,394)	(9,914)	(4,769)
(370,095)	(267,625)	(15,194)	(10,410)
(125,256)	(52,412)	(563)	(396)
(1,814,441)	(1,124,724)	(199,281)	(101,117)
(121,010,511)	(61,947,410)	(63,602,924)	(16,749,852)

2,206,257,426	1,098,594,679	1,526,440,596	852,606,397
120,576,068	61,392,570	63,433,633	16,621,339
(1,110,906,659)	(722,290,231)	(767,875,547)	(529,424,233)

1,215,926,835	437,697,018	821,998,682	339,803,503
1,138,987,622	110,678,381	780,814,574	266,173,735

$2,158,427,675	$2,047,749,294	$672,285,708	$406,111,973
$3,297,415,297	$2,158,427,675	$1,453,100,282	$672,285,708

See Notes to Financial Statements.	389

Statements of Changes in Net Assets (continued)

	Corporate Bond Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
Operations:
Net investment income	$303,441	$193,814
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(392,301)	(544,426)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	293,484	(965,500)
Net increase (decrease) in net assets resulting from operations	204,624	(1,316,112)
Distributions to shareholders:
Class A	(107,108)	(100,211)
Class C	(19,793)	(21,477)
Class F	(56,416)	(118,345)
Class F3	(63,988)	(85,109)
Class I	(13,534)	(6,561)
Class P	–	–
Class R2	(921)	(1,273)
Class R3	(3,881)	(3,758)
Class R4	(1,010)	(1,371)
Class R5	(1,076)	(1,450)
Class R6	(70,460)	(86,866)
Return of Capital:
Class A	–	–
Class C	–	–
Class F	–	–
Class F3	–	–
Class I	–	–
Class P	–	–
Class R2	–	–
Class R3	–	–
Class R4	–	–
Class R5	–	–
Class R6	–	–
Total distributions to shareholders	(338,187)	(426,421)
Capital share transactions (See Note 16):
Net proceeds from sales of shares	3,444,982	1,445,810
Reinvestment of distributions	201,041	248,459
Cost of shares reacquired	(1,711,222)	(4,821,175)
Net increase (decrease) in net assets resulting from capital share transactions	1,934,801	(3,126,906)
Net increase (decrease) in net assets	1,801,238	(4,869,439)
NET ASSETS:
Beginning of year	$6,760,998	$11,630,437
End of year	$8,562,236	$6,760,998

390	See Notes to Financial Statements.

Floating Rate Fund		High Yield Fund
For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

$455,166,014	$356,243,384	$273,930,238	$310,849,423

(80,024,560)	(263,245,087)	(360,220,256)	(484,187,775)

188,629,597	(251,123,347)	312,160,490	(590,171,990)
563,771,051	(158,125,050)	225,870,472	(763,510,342)

(135,928,524)	(92,169,705)	(48,867,030)	(51,030,954)
(28,367,200)	(19,096,986)	(8,610,213)	(10,152,499)
(33,975,809)	(86,019,818)	(16,204,581)	(73,034,610)
(10,586,723)	(9,656,542)	(38,805,005)	(36,104,232)
(224,005,865)	(137,145,318)	(111,744,557)	(97,943,279)
–	–	–	(897)
(72,057)	(43,750)	(295,447)	(273,365)
(6,276,576)	(3,120,946)	(5,191,245)	(5,276,393)
(137,023)	(105,696)	(4,400,274)	(4,522,242)
(209,482)	(111,390)	(13,151,236)	(13,415,768)
(4,407,524)	(3,926,998)	(35,808,861)	(34,928,129)

–	–	–	(1,846,382)
–	–	–	(367,334)
–	–	–	(2,642,510)
–	–	–	(1,306,309)
–	–	–	(3,543,748)
–	–	–	(32)
–	–	–	(9,891)
–	–	–	(190,908)
–	–	–	(163,622)
–	–	–	(485,404)
–	–	–	(1,263,756)
(443,966,783)	(351,397,149)	(283,078,449)	(338,502,264)

1,690,048,577	7,983,304,563	1,354,110,396	2,878,099,913
387,624,667	303,246,251	264,102,464	317,039,838
(3,710,760,054)	(8,203,729,429)	(2,435,626,214)	(4,663,902,869)

(1,633,086,810)	82,821,385	(817,413,354)	(1,468,763,118)
(1,513,282,542)	(426,700,814)	(874,621,331)	(2,570,775,724)

$6,479,418,038	$6,906,118,852	$4,697,550,503	$7,268,326,227
$4,966,135,496	$6,479,418,038	$3,822,929,172	$4,697,550,503

See Notes to Financial Statements.	391

Statements of Changes in Net Assets (continued)

	Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
Operations:
Net investment income	$143,210,772	$94,603,981
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(128,510,680)	(282,449,567)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts unfunded commitments and translation of assets and liabilities denominated in foreign currencies	91,493,549	(285,852,308)
Net increase (decrease) in net assets resulting from operations	106,193,641	(473,697,894)
Distributions to shareholders:
Class A	(48,267,341)	(61,769,431)
Class C	(1,878,239)	(3,189,861)
Class F	(3,594,933)	(18,636,742)
Class F3	(52,847,005)	(53,890,395)
Class I	(40,732,557)	(15,773,712)
Class R2	(44,091)	(63,027)
Class R3	(2,280,775)	(2,734,526)
Class R4	(299,788)	(257,918)
Class R5	(86,309)	(271,026)
Class R6	(2,386,725)	(3,209,166)
Total distributions to shareholders	(152,417,763)	(159,795,804)
Capital share transactions (See Note 16):
Net proceeds from sales of shares	1,943,692,277	1,137,446,596
Reinvestment of distributions	144,558,886	150,507,166
Cost of shares reacquired	(927,548,139)	(1,329,956,952)
Net increase (decrease) in net assets resulting from capital share transactions	1,160,703,024	(42,003,190)
Net increase (decrease) in net assets	1,114,478,902	(675,496,888)
NET ASSETS:
Beginning of year	$2,501,824,795	$3,177,321,683
End of year	$3,616,303,697	$2,501,824,795

392	See Notes to Financial Statements.

Inflation Focused Fund		Short Duration Core Bond Fund
For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

$57,665,435	$77,915,962	$16,517,083	$4,527,347

(34,076,445)	(177,008,360)	(5,316,313)	(8,695,866)

14,377,811	(40,178,298)	5,308,529	(6,379,611)
37,966,801	(139,270,696)	16,509,299	(10,548,130)

(13,865,912)	(17,567,509)	(3,517,443)	(1,283,096)
(2,375,496)	(2,421,356)	(205,895)	(85,553)
(5,357,244)	(30,578,500)	(1,089,644)	(1,536,849)
(8,755,427)	(11,574,025)	(1,891,390)	(345,144)
(45,652,560)	(49,925,281)	(10,735,530)	(3,328,168)
(10,585)	(3,001)	–	–
(22,350)	(11,573)	(25,590)	(9,657)
(92,705)	(52,651)	(985)	(299)
(51,516)	(13,710)	(549)	(328)
(466,415)	(440,059)	(38,517)	(26,265)
(76,650,210)	(112,587,665)	(17,505,543)	(6,615,359)

432,938,400	3,576,490,242	359,508,535	336,428,557
74,435,698	110,112,850	17,137,588	6,264,354
(1,924,451,773)	(4,517,782,175)	(196,786,176)	(273,856,258)

(1,417,077,675)	(831,179,083)	179,859,947	68,836,653
(1,455,761,084)	(1,083,037,444)	178,863,703	51,673,164

$2,650,981,493	$3,734,018,937	$235,275,199	$183,602,035
$1,195,220,409	$2,650,981,493	$414,138,902	$235,275,199

See Notes to Financial Statements.	393

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
Operations:
Net investment income	$1,862,321,915	$1,266,197,127
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(860,810,779)	(1,913,324,071)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	962,171,103	(2,353,694,325)
Net increase (decrease) in net assets resulting from operations	1,963,682,239	(3,000,821,269)
Distributions to shareholders:
Class A	(379,094,652)	(333,489,534)
Class A1	–	–
Class C	(71,639,097)	(62,222,924)
Class F	(132,184,398)	(413,364,645)
Class F3	(233,706,703)	(173,531,776)
Class I	(1,261,051,845)	(701,837,319)
Class P	–	–
Class R2	(247,650)	(217,975)
Class R3	(14,081,425)	(10,136,275)
Class R4	(6,372,706)	(4,676,483)
Class R5	(2,837,257)	(1,976,912)
Class R6	(50,807,738)	(32,917,410)
Total distributions to shareholders	(2,152,023,471)	(1,734,371,253)
Capital share transactions (See Note 16):
Net proceeds from sales of shares	17,486,104,431	39,496,673,430
Reinvestment of distributions	1,883,144,410	1,500,233,564
Cost of shares reacquired	(26,547,767,572)	(48,557,667,513)
Net increase (decrease) in net assets resulting from capital share transactions	(7,178,518,731)	(7,560,760,519)
Net increase (decrease) in net assets	(7,366,859,963)	(12,295,953,041)
NET ASSETS:
Beginning of year	$50,559,191,913	$62,855,144,954
End of year	$43,192,331,950	$50,559,191,913

394	See Notes to Financial Statements.

Total Return Fund		Ultra Short Bond Fund
For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

$135,526,257	$94,305,952	$408,105,597	$185,172,280

(139,658,071)	(403,032,699)	(89,512,195)	(82,437,217)

66,950,656	(220,832,760)	214,477,943	(218,077,196)
62,818,842	(529,559,507)	533,071,345	(115,342,133)

(42,969,091)	(41,063,513)	(173,058,053)	(94,086,125)
–	–	(147,297)	(75,197)
(1,194,599)	(1,438,131)	–	–
(6,022,070)	(22,666,054)	(23,006,718)	(32,900,215)
(36,034,559)	(31,015,832)	(35,223,137)	(12,931,462)
(44,623,052)	(22,739,909)	(172,834,228)	(50,640,992)
(13,406)	(20,248)	–	–
(49,070)	(45,801)	–	–
(1,153,448)	(1,102,609)	–	–
(1,355,375)	(1,293,563)	–	–
(951,295)	(2,576,467)	(7,277)	(2,567)
(9,183,848)	(8,550,658)	(2,845,248)	(1,211,271)
(143,549,813)	(132,512,785)	(407,121,958)	(191,847,829)

1,102,829,434	1,096,644,953	5,656,161,644	10,131,846,342
133,222,712	124,569,301	378,903,192	177,839,732
(936,295,001)	(1,731,640,699)	(8,356,715,357)	(16,117,603,459)

299,757,145	(510,426,445)	(2,321,650,521)	(5,807,917,385)
219,026,174	(1,172,498,737)	(2,195,701,134)	(6,115,107,347)

$2,978,360,287	$4,150,859,024	$11,178,146,681	$17,293,254,028
$3,197,386,461	$2,978,360,287	$8,982,445,547	$11,178,146,681

See Notes to Financial Statements.	395

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$12.64	$0.24	$(0.37)	$(0.13)	$(0.33)	$–	$(0.33)
11/30/2022	19.24	0.20	(3.77)	(3.57)	(0.31)	(2.72)	(3.03)
11/30/2021	20.52	0.09	1.68	1.77	(0.19)	(2.86)	(3.05)
11/30/2020	14.15	0.14	7.40	7.54	(0.21)	(0.96)	(1.17)
11/30/2019	13.16	0.21	1.70	1.91	(0.53)	(0.39)	(0.92)
Class C
11/30/2023	12.49	0.17	(0.37)	(0.20)	(0.25)	–	(0.25)
11/30/2022	19.04	0.10	(3.72)	(3.62)	(0.21)	(2.72)	(2.93)
11/30/2021	20.37	(0.04)	1.66	1.62	(0.09)	(2.86)	(2.95)
11/30/2020	14.05	0.03	7.36	7.39	(0.11)	(0.96)	(1.07)
11/30/2019	13.08	0.12	1.69	1.81	(0.45)	(0.39)	(0.84)
Class F
11/30/2023	12.65	0.26	(0.37)	(0.11)	(0.34)	–	(0.34)
11/30/2022	19.25	0.19	(3.75)	(3.56)	(0.32)	(2.72)	(3.04)
11/30/2021	20.52	0.11	1.68	1.79	(0.20)	(2.86)	(3.06)
11/30/2020	14.15	0.16	7.39	7.55	(0.22)	(0.96)	(1.18)
11/30/2019	13.17	0.22	1.69	1.91	(0.54)	(0.39)	(0.93)
Class F3
11/30/2023	12.81	0.28	(0.38)	(0.10)	(0.36)	–	(0.36)
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.68	0.15	1.69	1.84	(0.22)	(2.86)	(3.08)
11/30/2020	14.24	0.18	7.46	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
Class I
11/30/2023	12.76	0.27	(0.37)	(0.10)	(0.36)	–	(0.36)
11/30/2022	19.39	0.25	(3.82)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.66	0.13	1.68	1.81	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.46	7.63	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
Class P
11/30/2023	12.97	0.22	(0.39)	(0.17)	(0.30)	–	(0.30)
11/30/2022	19.65	0.17	(3.86)	(3.69)	(0.27)	(2.72)	(2.99)
11/30/2021	20.88	0.05	1.70	1.75	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.09	7.55	7.64	(0.17)	(0.96)	(1.13)
11/30/2019	13.36	0.18	1.72	1.90	(0.50)	(0.39)	(0.89)

396	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.18	(1.00)	1.10	1.10	1.99	$150,000	124
12.64	(21.50)	1.07	1.07	1.44	215,259	165
19.24	8.83	1.03	1.03	0.47	365,551	154
20.52	57.67	1.06	1.06	0.86	290,469	138
14.15	15.80	1.06	1.06	1.59	143,294	161

12.04	(1.66)	1.73	1.73	1.37	29,339	124
12.49	(21.95)	1.73	1.74	0.76	42,136	165
19.04	8.08	1.70	1.70	(0.19)	79,104	154
20.37	56.72	1.70	1.70	0.21	64,570	138
14.05	15.00	1.70	1.70	0.94	41,278	161

12.20	(0.92)	1.00	1.00	2.08	21,958	124
12.65	(21.43)	0.97	0.98	1.34	137,175	165
19.25	8.98	0.93	0.93	0.59	804,859	154
20.52	57.83	0.96	0.96	0.96	625,813	138
14.15	15.92	0.96	0.96	1.69	173,878	161

12.35	(0.77)	0.81	0.81	2.28	13,883	124
12.81	(21.25)	0.79	0.79	1.70	19,538	165
19.44	9.18	0.75	0.75	0.77	37,889	154
20.68	58.11	0.80	0.80	1.12	23,424	138
14.24	16.02	0.83	0.83	1.81	8,030	161

12.30	(0.78)	0.90	0.90	2.19	345,300	124
12.76	(21.33)	0.86	0.87	1.86	487,218	165
19.39	9.02	0.82	0.82	0.68	259,180	154
20.66	58.08	0.86	0.86	1.05	340,178	138
14.23	15.94	0.86	0.86	1.82	307,308	161

12.50	(1.29)	1.35	1.35	1.74	38	124
12.97	(21.65)	1.32	1.32	1.24	36	165
19.65	8.57	1.27	1.27	0.23	43	154
20.88	57.33	1.31	1.31	0.60	74	138
14.37	15.43	1.31	1.31	1.33	70	161

See Notes to Financial Statements.	397

Financial Highlights (continued)

CONVERTIBLE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2023	$12.95	$0.20	$(0.38)	$(0.18)	$(0.28)	–	$(0.28)
11/30/2022	19.63	0.15	(3.86)	(3.71)	(0.25)	(2.72)	(2.97)
11/30/2021	20.88	0.02	1.71	1.73	(0.12)	(2.86)	(2.98)
11/30/2020	14.37	0.07	7.54	7.61	(0.14)	(0.96)	(1.10)
11/30/2019	13.35	0.17	1.71	1.88	(0.47)	(0.39)	(0.86)
Class R3
11/30/2023	12.55	0.21	(0.38)	(0.17)	(0.29)	–	(0.29)
11/30/2022	19.12	0.16	(3.75)	(3.59)	(0.26)	(2.72)	(2.98)
11/30/2021	20.41	0.04	1.66	1.70	(0.13)	(2.86)	(2.99)
11/30/2020	14.08	0.09	7.37	7.46	(0.17)	(0.96)	(1.13)
11/30/2019	13.11	0.17	1.68	1.85	(0.49)	(0.39)	(0.88)
Class R4
11/30/2023	12.64	0.24	(0.38)	(0.14)	(0.32)	–	(0.32)
11/30/2022	19.24	0.19	(3.77)	(3.58)	(0.30)	(2.72)	(3.02)
11/30/2021	20.52	0.09	1.67	1.76	(0.18)	(2.86)	(3.04)
11/30/2020	14.14	0.14	7.40	7.54	(0.20)	(0.96)	(1.16)
11/30/2019	13.16	0.20	1.70	1.90	(0.53)	(0.39)	(0.92)
Class R5
11/30/2023	12.76	0.27	(0.38)	(0.11)	(0.36)	–	(0.36)
11/30/2022	19.39	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.65	0.14	1.68	1.82	(0.22)	(2.86)	(3.08)
11/30/2020	14.23	0.17	7.45	7.62	(0.24)	(0.96)	(1.20)
11/30/2019	13.24	0.23	1.71	1.94	(0.56)	(0.39)	(0.95)
Class R6
11/30/2023	12.81	0.29	(0.38)	(0.09)	(0.36)	–	(0.36)
11/30/2022	19.44	0.24	(3.81)	(3.57)	(0.34)	(2.72)	(3.06)
11/30/2021	20.69	0.15	1.68	1.83	(0.22)	(2.86)	(3.08)
11/30/2020	14.25	0.17	7.47	7.64	(0.24)	(0.96)	(1.20)
11/30/2019	13.25	0.24	1.71	1.95	(0.56)	(0.39)	(0.95)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

398	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.49	(1.45)	1.50	1.50	1.59	$75	124
12.95	(21.80)	1.46	1.47	1.09	76	165
19.63	8.43	1.42	1.42	0.10	94	154
20.88	57.05	1.46	1.46	0.45	46	138
14.37	15.27	1.45	1.45	1.23	56	161

12.09	(1.30)	1.40	1.40	1.69	17,674	124
12.55	(21.73)	1.37	1.38	1.12	20,448	165
19.12	8.52	1.33	1.33	0.19	36,483	154
20.41	57.25	1.36	1.36	0.56	25,311	138
14.08	15.37	1.36	1.36	1.28	10,420	161

12.18	(1.04)	1.15	1.15	1.94	504	124
12.64	(21.54)	1.12	1.12	1.40	609	165
19.24	8.80	1.08	1.08	0.44	919	154
20.52	57.67	1.13	1.13	0.86	418	138
14.14	15.68	1.11	1.11	1.53	88	161

12.29	(0.86)	0.90	0.90	2.19	1,541	124
12.76	(21.32)	0.86	0.87	1.70	1,578	165
19.39	9.08	0.83	0.83	0.69	1,905	154
20.65	58.01	0.86	0.86	1.05	1,314	138
14.23	16.03	0.86	0.87	1.70	843	161

12.36	(0.69)	0.81	0.81	2.33	3,838	124
12.81	(21.26)	0.79	0.80	1.75	16,269	165
19.44	9.12	0.75	0.75	0.79	22,182	154
20.69	58.08	0.80	0.80	1.11	5,665	138
14.25	16.01	0.83	0.83	1.77	5,198	161

See Notes to Financial Statements.	399

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$9.34	$0.39	$(0.25)	$0.14	$(0.40)	$–	$(0.40)
11/30/2022	11.14	0.21	(1.70)	(1.49)	(0.27)	(0.04)	(0.31)
11/30/2021	11.69	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.19	0.62	0.81	(0.22)	–	(0.22)
11/30/2019	10.38	0.25	0.76	1.01	(0.29)	–	(0.29)
Class C
11/30/2023	9.30	0.33	(0.25)	0.08	(0.34)	–	(0.34)
11/30/2022	11.08	0.15	(1.69)	(1.54)	(0.20)	(0.04)	(0.24)
11/30/2021	11.63	0.04	(0.15)	(0.11)	(0.07)	(0.37)	(0.44)
11/30/2020	11.05	0.12	0.61	0.73	(0.15)	–	(0.15)
11/30/2019	10.34	0.18	0.75	0.93	(0.22)	–	(0.22)
Class F
11/30/2023	9.34	0.39	(0.24)	0.15	(0.41)	–	(0.41)
11/30/2022	11.13	0.19	(1.66)	(1.47)	(0.28)	(0.04)	(0.32)
11/30/2021	11.68	0.12	(0.15)	(0.03)	(0.15)	(0.37)	(0.52)
11/30/2020	11.10	0.19	0.62	0.81	(0.23)	–	(0.23)
11/30/2019	10.38	0.26	0.76	1.02	(0.30)	–	(0.30)
Class F3
11/30/2023	9.34	0.42	(0.26)	0.16	(0.42)	–	(0.42)
11/30/2022	11.13	0.24	(1.70)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.14	(0.16)	(0.02)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
Class I
11/30/2023	9.33	0.41	(0.25)	0.16	(0.42)	–	(0.42)
11/30/2022	11.13	0.26	(1.73)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.62	0.83	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
Class R2
11/30/2023	9.34	0.35	(0.25)	0.10	(0.36)	–	(0.36)
11/30/2022	11.14	0.17	(1.70)	(1.53)	(0.23)	(0.04)	(0.27)
11/30/2021	11.69	0.07	(0.15)	(0.08)	(0.10)	(0.37)	(0.47)
11/30/2020	11.10	0.14	0.63	0.77	(0.18)	–	(0.18)
11/30/2019	10.38	0.21	0.75	0.96	(0.24)	–	(0.24)

400	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$9.08	1.52	0.56	0.56	4.24	$617,453	509
9.34	(13.54)	0.57	0.57	2.14	476,618	541
11.14	(0.30)	0.58	0.58	1.01	646,894	492
11.69	7.40	0.60	0.60	1.63	677,401	589
11.10	9.79	0.64	0.64	2.30	492,702	836

9.04	0.88	1.17	1.17	3.63	27,521	509
9.30	(13.97)	1.19	1.19	1.50	19,226	541
11.08	(0.96)	1.22	1.22	0.38	29,523	492
11.63	6.66	1.22	1.22	1.01	49,939	589
11.05	9.05	1.25	1.25	1.70	42,376	836

9.08	1.62	0.45	0.45	4.25	59,852	509
9.34	(13.37)	0.48	0.48	1.89	81,612	541
11.13	(0.21)	0.48	0.48	1.11	342,050	492
11.68	7.41	0.49	0.49	1.70	371,706	589
11.10	9.89	0.54	0.54	2.37	214,720	836

9.08	1.78	0.30	0.30	4.51	560,700	509
9.34	(13.23)	0.31	0.31	2.43	362,923	541
11.13	(0.12)	0.30	0.30	1.28	442,421	492
11.69	7.69	0.32	0.32	1.90	399,915	589
11.10	10.09	0.35	0.35	2.58	307,972	836

9.07	1.76	0.32	0.36	4.50	1,972,014	509
9.33	(13.34)	0.33	0.37	2.68	1,165,866	541
11.13	(0.07)	0.34	0.38	1.25	534,313	492
11.68	7.56	0.35	0.39	1.87	493,395	589
11.10	10.04	0.40	0.44	2.50	364,812	836

9.08	1.11	0.96	0.96	3.82	384	509
9.34	(13.88)	0.97	0.98	1.65	368	541
11.14	(0.70)	0.98	0.98	0.60	850	492
11.69	6.97	1.00	1.00	1.26	445	589
11.10	9.35	1.04	1.04	1.93	532	836

See Notes to Financial Statements.	401

Financial Highlights (continued)

CORE FIXED INCOME FUND

			Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2023	$9.34	$0.36	$(0.25)	$0.11	$(0.37)	$–	$(0.37)
11/30/2022	11.14	0.18	(1.70)	(1.52)	(0.24)	(0.04)	(0.28)
11/30/2021	11.69	0.08	(0.15)	(0.07)	(0.11)	(0.37)	(0.48)
11/30/2020	11.10	0.15	0.63	0.78	(0.19)	–	(0.19)
11/30/2019	10.38	0.22	0.75	0.97	(0.25)	–	(0.25)
Class R4
11/30/2023	9.34	0.39	(0.26)	0.13	(0.39)	–	(0.39)
11/30/2022	11.13	0.21	(1.70)	(1.49)	(0.26)	(0.04)	(0.30)
11/30/2021	11.68	0.11	(0.15)	(0.04)	(0.14)	(0.37)	(0.51)
11/30/2020	11.10	0.18	0.62	0.80	(0.22)	–	(0.22)
11/30/2019	10.38	0.24	0.76	1.00	(0.28)	–	(0.28)
Class R5
11/30/2023	9.34	0.41	(0.25)	0.16	(0.42)	–	(0.42)
11/30/2022	11.14	0.25	(1.72)	(1.47)	(0.29)	(0.04)	(0.33)
11/30/2021	11.69	0.13	(0.14)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.21	0.63	0.84	(0.25)	–	(0.25)
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
Class R6
11/30/2023	9.34	0.41	(0.26)	0.15	(0.42)	–	(0.42)
11/30/2022	11.13	0.25	(1.71)	(1.46)	(0.29)	(0.04)	(0.33)
11/30/2021	11.68	0.14	(0.15)	(0.01)	(0.17)	(0.37)	(0.54)
11/30/2020	11.10	0.22	0.62	0.84	(0.26)	–	(0.26)
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

402	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$9.08	1.21	0.85	0.85	3.90	$4,713	509
9.34	(13.80)	0.87	0.88	1.79	5,914	541
11.14	(0.60)	0.88	0.88	0.71	9,264	492
11.69	7.08	0.90	0.90	1.35	11,473	589
11.10	9.46	0.94	0.94	2.02	11,736	836

9.08	1.47	0.61	0.61	4.18	8,769	509
9.34	(13.50)	0.62	0.62	2.10	8,047	541
11.13	(0.36)	0.63	0.63	0.96	10,587	492
11.68	7.26	0.65	0.65	1.58	10,750	589
11.10	9.73	0.69	0.69	2.25	7,553	836

9.08	1.72	0.36	0.36	4.50	3,764	509
9.34	(13.36)	0.37	0.37	2.51	1,782	541
11.14	(0.10)	0.38	0.38	1.20	1,443	492
11.69	7.61	0.40	0.40	1.86	1,053	589
11.10	10.01	0.44	0.44	2.50	1,370	836

9.07	1.78	0.30	0.30	4.49	42,245	509
9.34	(13.32)	0.31	0.31	2.52	36,072	541
11.13	(0.03)	0.30	0.30	1.29	30,405	492
11.68	7.60	0.32	0.32	1.95	32,940	589
11.10	10.10	0.35	0.35	2.60	42,495	836

See Notes to Financial Statements.	403

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$12.87	$0.61	$(0.28)	$0.33	$(0.64)	$–	$(0.64)
11/30/2022	15.38	0.40	(2.44)	(2.04)	(0.46)	(0.01)	(0.47)
11/30/2021	15.78	0.33	(0.14)	0.19	(0.42)	(0.17)	(0.59)
11/30/2020	15.39	0.38	0.61	0.99	(0.50)	(0.10)	(0.60)
11/30/2019	14.41	0.42	1.06	1.48	(0.50)	–	(0.50)
Class C
11/30/2023	12.87	0.53	(0.29)	0.24	(0.55)	–	(0.55)
11/30/2022	15.38	0.31	(2.44)	(2.13)	(0.37)	(0.01)	(0.38)
11/30/2021	15.78	0.23	(0.14)	0.09	(0.32)	(0.17)	(0.49)
11/30/2020	15.39	0.27	0.61	0.88	(0.39)	(0.10)	(0.49)
11/30/2019	14.42	0.31	1.06	1.37	(0.40)	–	(0.40)
Class F
11/30/2023	12.86	0.59	(0.26)	0.33	(0.65)	–	(0.65)
11/30/2022	15.36	0.39	(2.40)	(2.01)	(0.48)	(0.01)	(0.49)
11/30/2021	15.76	0.34	(0.14)	0.20	(0.43)	(0.17)	(0.60)
11/30/2020	15.38	0.39	0.60	0.99	(0.51)	(0.10)	(0.61)
11/30/2019	14.41	0.41	1.07	1.48	(0.51)	–	(0.51)
Class F3
11/30/2023	12.87	0.65	(0.29)	0.36	(0.67)	–	(0.67)
11/30/2022	15.37	0.44	(2.42)	(1.98)	(0.51)	(0.01)	(0.52)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.46)	(0.17)	(0.63)
11/30/2020	15.40	0.42	0.59	1.01	(0.54)	(0.10)	(0.64)
11/30/2019	14.42	0.47	1.04	1.51	(0.53)	–	(0.53)
Class I
11/30/2023	12.86	0.64	(0.30)	0.34	(0.66)	–	(0.66)
11/30/2022	15.37	0.47	(2.48)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.37	(0.15)	0.22	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.40	1.11	1.51	(0.53)	–	(0.53)
Class R3
11/30/2023	12.86	0.57	(0.28)	0.29	(0.60)	–	(0.60)
11/30/2022	15.37	0.36	(2.44)	(2.08)	(0.42)	(0.01)	(0.43)
11/30/2021	15.77	0.28	(0.14)	0.14	(0.37)	(0.17)	(0.54)
11/30/2020	15.39	0.34	0.59	0.93	(0.45)	(0.10)	(0.55)
11/30/2019	14.41	0.37	1.07	1.44	(0.46)	–	(0.46)

404	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.56	2.59	0.65	0.65	4.81	$146,294	451
12.87	(13.38)	0.68	0.69	2.93	92,635	407
15.38	1.23	0.68	0.73	2.12	76,162	258
15.78	6.57	0.68	0.80	2.46	57,837	443
15.39	10.39	0.68	1.12	2.74	24,429	598

12.56	1.93	1.30	1.30	4.22	14,742	451
12.87	(13.94)	1.33	1.34	2.23	5,380	407
15.38	0.57	1.33	1.38	1.50	5,550	258
15.78	5.83	1.38	1.50	1.77	5,846	443
15.39	9.63	1.32	1.70	2.03	3,992	598

12.54	2.61	0.53	0.53	4.60	20,366	451
12.86	(13.25)	0.58	0.59	2.78	111,760	407
15.36	1.32	0.58	0.62	2.18	274,812	258
15.76	6.61	0.58	0.70	2.56	181,474	443
15.38	10.41	0.58	0.89	2.71	157,901	598

12.56	2.87	0.38	0.38	5.13	115,395	451
12.87	(13.06)	0.39	0.40	3.22	47,207	407
15.37	1.51	0.38	0.43	2.32	34,554	258
15.77	6.69	0.39	0.50	2.74	8,558	443
15.40	10.63	0.46	0.98	3.11	11	598

12.54	2.71	0.45	0.45	5.07	1,151,379	451
12.86	(13.21)	0.48	0.48	3.58	411,464	407
15.37	1.42	0.48	0.54	2.40	13,423	258
15.77	6.71	0.48	0.61	2.66	35,271	443
15.39	10.61	0.47	0.70	2.62	13,782	598

12.55	2.28	0.95	0.95	4.52	224	451
12.86	(13.64)	0.98	0.99	2.60	155	407
15.37	0.93	0.98	1.03	1.84	159	258
15.77	6.19	0.98	1.09	2.19	124	443
15.39	10.09	0.95	1.47	2.43	188	598

See Notes to Financial Statements.	405

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2023	$12.87	$0.60	$(0.28)	$0.32	$(0.63)	$–	$(0.63)
11/30/2022	15.37	0.38	(2.41)	(2.03)	(0.46)	(0.01)	(0.47)
11/30/2021	15.77	0.32	(0.14)	0.18	(0.41)	(0.17)	(0.58)
11/30/2020	15.39	0.37	0.60	0.97	(0.49)	(0.10)	(0.59)
11/30/2019	14.41	0.43	1.04	1.47	(0.49)	–	(0.49)
Class R5
11/30/2023	12.87	0.64	(0.29)	0.35	(0.66)	–	(0.66)
11/30/2022	15.38	0.43	(2.44)	(2.01)	(0.49)	(0.01)	(0.50)
11/30/2021	15.77	0.36	(0.13)	0.23	(0.45)	(0.17)	(0.62)
11/30/2020	15.39	0.41	0.60	1.01	(0.53)	(0.10)	(0.63)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
Class R6
11/30/2023	12.87	0.65	(0.29)	0.36	(0.67)	–	(0.67)
11/30/2022	15.38	0.46	(2.46)	(2.00)	(0.50)	(0.01)	(0.51)
11/30/2021	15.78	0.38	(0.14)	0.24	(0.47)	(0.17)	(0.64)
11/30/2020	15.39	0.43	0.60	1.03	(0.54)	(0.10)	(0.64)
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

406	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$12.56	2.54	0.70	0.70	4.75	$493	451
12.87	(13.36)	0.73	0.74	2.76	295	407
15.37	1.18	0.73	0.77	2.06	379	258
15.77	6.45	0.73	0.86	2.39	266	443
15.39	10.35	0.73	1.31	2.84	30	598

12.56	2.80	0.42	0.42	5.02	15	451
12.87	(13.19)	0.46	0.46	3.09	10	407
15.38	1.49	0.48	0.50	2.35	11	258
15.77	6.72	0.48	0.57	2.69	12	443
15.39	10.63	0.48	1.06	3.10	30	598

12.56	2.87	0.38	0.38	5.08	4,193	451
12.87	(13.12)	0.39	0.40	3.42	3,380	407
15.38	1.53	0.38	0.44	2.44	1,061	258
15.78	6.86	0.39	0.51	2.78	918	443
15.39	10.65	0.46	1.00	3.11	30	598

See Notes to Financial Statements.	407

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$8.26	$0.33	$(0.09)	$0.24	$(0.36)	$–	$(0.36)
11/30/2022	10.39	0.24	(1.88)	(1.64)	(0.31)	(0.18)	(0.49)
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.26	0.64	0.90	(0.35)	–	(0.35)
11/30/2019	9.32	0.31	0.99	1.30	(0.39)	–	(0.39)
Class C
11/30/2023	8.26	0.27	(0.08)	0.19	(0.31)	–	(0.31)
11/30/2022	10.38	0.18	(1.87)	(1.69)	(0.25)	(0.18)	(0.43)
11/30/2021	10.77	0.15	(0.12)	0.03	(0.24)	(0.18)	(0.42)
11/30/2020	10.23	0.20	0.62	0.82	(0.28)	–	(0.28)
11/30/2019	9.32	0.24	0.99	1.23	(0.32)	–	(0.32)
Class F
11/30/2023	8.28	0.34	(0.09)	0.25	(0.37)	–	(0.37)
11/30/2022	10.40	0.24	(1.86)	(1.62)	(0.32)	(0.18)	(0.50)
11/30/2021	10.79	0.23	(0.12)	0.11	(0.32)	(0.18)	(0.50)
11/30/2020	10.25	0.27	0.63	0.90	(0.36)	–	(0.36)
11/30/2019	9.34	0.32	0.99	1.31	(0.40)	–	(0.40)
Class F3
11/30/2023	8.26	0.35	(0.08)	0.27	(0.39)	–	(0.39)
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
Class I
11/30/2023	8.26	0.35	(0.09)	0.26	(0.38)	–	(0.38)
11/30/2022	10.38	0.26	(1.87)	(1.61)	(0.33)	(0.18)	(0.51)
11/30/2021	10.77	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.23	0.30	0.61	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.98	1.31	(0.40)	–	(0.40)
Class R2
11/30/2023	8.26	0.29	(0.08)	0.21	(0.33)	–	(0.33)
11/30/2022	10.39	0.20	(1.88)	(1.68)	(0.27)	(0.18)	(0.45)
11/30/2021	10.77	0.18	(0.11)	0.07	(0.27)	(0.18)	(0.45)
11/30/2020	10.23	0.23	0.62	0.85	(0.31)	–	(0.31)
11/30/2019	9.32	0.27	0.99	1.26	(0.35)	–	(0.35)

408	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.14	3.00	0.68	3.79	4.03	$3,080	107
8.26	(16.19)	0.68	3.85	2.63	1,521	115
10.39	0.95	0.68	2.67	2.06	2,547	111
10.78	8.95	0.68	3.24	2.53	2,157	119
10.23	14.12	0.68	4.25	3.12	769	54

8.14	2.39	1.29	4.46	3.24	381	107
8.26	(16.64)	1.32	4.51	2.03	1,035	115
10.38	0.29	1.35	3.35	1.43	547	111
10.77	8.12	1.36	4.13	1.96	791	119
10.23	13.38	1.33	4.78	2.43	597	54

8.16	3.11	0.58	3.71	4.09	1,450	107
8.28	(15.98)	0.58	3.68	2.66	1,181	115
10.40	1.06	0.58	2.58	2.17	4,660	111
10.79	8.95	0.58	3.17	2.64	3,991	119
10.25	14.20	0.58	4.20	3.22	2,764	54

8.14	3.29	0.40	3.57	4.23	1,349	107
8.26	(15.99)	0.44	3.60	2.92	1,368	115
10.39	1.20	0.44	2.45	2.32	1,770	111
10.78	9.22	0.45	3.21	2.88	1,837	119
10.23	14.42	0.41	4.15	3.42	1,718	54

8.14	3.21	0.48	3.52	4.33	530	107
8.26	(15.94)	0.48	3.70	2.88	98	115
10.38	1.16	0.48	2.48	2.28	146	111
10.77	9.08	0.48	3.33	2.88	134	119
10.23	14.34	0.48	4.17	3.35	171	54

8.14	2.60	1.08	4.24	3.56	23	107
8.26	(16.52)	1.08	4.29	2.28	23	115
10.39	0.65	1.08	3.08	1.68	29	111
10.77	8.43	1.08	3.84	2.24	30	119
10.23	13.66	1.08	4.78	2.74	28	54

See Notes to Financial Statements.	409

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2023	$8.26	$0.30	$(0.08)	$0.22	$(0.34)	$–	$(0.34)
11/30/2022	10.38	0.22	(1.88)	(1.66)	(0.28)	(0.18)	(0.46)
11/30/2021	10.77	0.19	(0.12)	0.07	(0.28)	(0.18)	(0.46)
11/30/2020	10.23	0.24	0.62	0.86	(0.32)	–	(0.32)
11/30/2019	9.32	0.28	0.99	1.27	(0.36)	–	(0.36)
Class R4
11/30/2023	8.26	0.32	(0.08)	0.24	(0.36)	–	(0.36)
11/30/2022	10.39	0.23	(1.88)	(1.65)	(0.30)	(0.18)	(0.48)
11/30/2021	10.78	0.21	(0.11)	0.10	(0.31)	(0.18)	(0.49)
11/30/2020	10.23	0.27	0.62	0.89	(0.34)	–	(0.34)
11/30/2019	9.32	0.30	0.99	1.29	(0.38)	–	(0.38)
Class R5
11/30/2023	8.26	0.34	(0.08)	0.26	(0.38)	–	(0.38)
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.12)	0.12	(0.33)	(0.18)	(0.51)
11/30/2020	10.24	0.29	0.62	0.91	(0.37)	–	(0.37)
11/30/2019	9.32	0.33	0.99	1.32	(0.40)	–	(0.40)
Class R6
11/30/2023	8.26	0.35	(0.08)	0.27	(0.39)	–	(0.39)
11/30/2022	10.39	0.26	(1.88)	(1.62)	(0.33)	(0.18)	(0.51)
11/30/2021	10.78	0.24	(0.11)	0.13	(0.34)	(0.18)	(0.52)
11/30/2020	10.23	0.30	0.62	0.92	(0.37)	–	(0.37)
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

410	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.14	2.70	0.98	4.14	3.67	$98	107
8.26	(16.36)	0.98	4.30	2.47	88	115
10.38	0.65	0.98	2.98	1.78	69	111
10.77	8.54	0.98	3.75	2.34	59	119
10.23	13.77	0.98	4.68	2.85	54	54

8.14	2.95	0.73	3.90	3.90	23	107
8.26	(16.23)	0.73	3.95	2.62	23	115
10.39	0.91	0.73	2.73	2.04	29	111
10.78	8.91	0.73	3.49	2.59	30	119
10.23	14.06	0.73	4.42	3.09	28	54

8.14	3.21	0.48	3.65	4.14	23	107
8.26	(16.02)	0.48	3.69	2.87	23	115
10.39	1.16	0.48	2.48	2.28	29	111
10.78	9.07	0.48	3.25	2.84	31	119
10.24	14.45	0.48	4.17	3.34	29	54

8.14	3.29	0.40	3.56	4.26	1,606	107
8.26	(15.99)	0.44	3.61	2.92	1,400	115
10.39	1.20	0.44	2.45	2.32	1,804	111
10.78	9.22	0.45	3.21	2.88	1,864	119
10.23	14.42	0.41	4.15	3.42	1,718	54

See Notes to Financial Statements.	411

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2023	$7.89	$0.67	$0.17	$0.84	$(0.66)	$–	$(0.66)
11/30/2022	8.37	0.37	(0.48)	(0.11)	(0.37)	–	(0.37)
11/30/2021	8.20	0.33	0.16	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.53)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
Class C
11/30/2023	7.89	0.62	0.18	0.80	(0.61)	–	(0.61)
11/30/2022	8.37	0.32	(0.48)	(0.16)	(0.32)	–	(0.32)
11/30/2021	8.20	0.27	0.17	0.44	(0.27)	–	(0.27)
11/30/2020	8.74	0.33	(0.54)	(0.21)	(0.27)	(0.06)	(0.33)
11/30/2019	8.98	0.44	(0.24)	0.20	(0.44)	–	(0.44)
Class F
11/30/2023	7.88	0.66	0.18	0.84	(0.66)	–	(0.66)
11/30/2022	8.36	0.35	(0.45)	(0.10)	(0.38)	–	(0.38)
11/30/2021	8.19	0.33	0.17	0.50	(0.33)	–	(0.33)
11/30/2020	8.72	0.39	(0.54)	(0.15)	(0.32)	(0.06)	(0.38)
11/30/2019	8.96	0.50	(0.24)	0.26	(0.50)	–	(0.50)
Class F3
11/30/2023	7.90	0.69	0.17	0.86	(0.68)	–	(0.68)
11/30/2022	8.38	0.40	(0.49)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.21	0.35	0.17	0.52	(0.35)	–	(0.35)
11/30/2020	8.75	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.52	(0.23)	0.29	(0.52)	–	(0.52)
Class I
11/30/2023	7.89	0.69	0.17	0.86	(0.67)	–	(0.67)
11/30/2022	8.37	0.41	(0.50)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.20	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.74	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.97	0.51	(0.23)	0.28	(0.51)	–	(0.51)
Class R2
11/30/2023	7.90	0.63	0.17	0.80	(0.62)	–	(0.62)
11/30/2022	8.38	0.35	(0.49)	(0.14)	(0.34)	–	(0.34)
11/30/2021	8.20	0.29	0.18	0.47	(0.29)	–	(0.29)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.98	0.46	(0.24)	0.22	(0.46)	–	(0.46)

412	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.07	10.99	0.80	0.80	8.39	$1,596,618	71
7.89	(1.31)	0.80	0.80	4.60	1,882,335	85
8.37	6.07	0.79	0.79	3.87	1,981,600	87
8.20	(1.58)	0.80	0.80	4.65	1,790,285	92
8.73	2.90	0.81	0.81	5.56	2,462,684	58

8.08	10.43	1.44	1.44	7.74	331,798	71
7.89	(1.93)	1.43	1.43	3.96	441,112	85
8.37	5.42	1.41	1.41	3.26	499,850	87
8.20	(2.31)	1.42	1.42	4.08	616,741	92
8.74	2.37	1.45	1.45	4.93	1,141,085	58

8.06	11.24	0.71	0.71	8.28	237,963	71
7.88	(1.22)	0.69	0.69	4.24	869,845	85
8.36	6.17	0.69	0.69	3.96	2,999,065	87
8.19	(1.50)	0.70	0.70	4.79	2,231,780	92
8.72	3.00	0.71	0.71	5.65	4,007,181	58

8.08	11.28	0.54	0.54	8.60	90,205	71
7.90	(1.04)	0.53	0.53	4.95	178,268	85
8.38	6.34	0.53	0.53	4.12	137,808	87
8.21	(1.32)	0.54	0.54	4.92	91,251	92
8.75	3.17	0.54	0.54	5.83	147,359	58

8.08	11.35	0.60	0.60	8.60	2,579,223	71
7.89	(1.11)	0.60	0.60	5.05	2,954,554	85
8.37	6.28	0.59	0.59	4.06	1,133,927	87
8.20	(1.50)	0.60	0.60	4.92	855,140	92
8.74	3.22	0.61	0.61	5.75	1,475,395	58

8.08	10.54	1.20	1.20	7.95	760	71
7.90	(1.70)	1.20	1.20	4.28	1,086	85
8.38	5.78	1.19	1.19	3.48	965	87
8.20	(2.09)	1.20	1.20	4.26	1,026	92
8.74	2.50	1.21	1.21	5.16	1,471	58

See Notes to Financial Statements.	413

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R3
11/30/2023	$7.89	$0.65	$0.16	$0.81	$(0.63)	$–	$(0.63)
11/30/2022	8.37	0.36	(0.49)	(0.13)	(0.35)	–	(0.35)
11/30/2021	8.20	0.30	0.17	0.47	(0.30)	–	(0.30)
11/30/2020	8.74	0.35	(0.54)	(0.19)	(0.29)	(0.06)	(0.35)
11/30/2019	8.97	0.47	(0.23)	0.24	(0.47)	–	(0.47)
Class R4
11/30/2023	7.89	0.67	0.16	0.83	(0.65)	–	(0.65)
11/30/2022	8.37	0.36	(0.47)	(0.11)	(0.37)	–	(0.37)
11/30/2021	8.20	0.32	0.17	0.49	(0.32)	–	(0.32)
11/30/2020	8.73	0.38	(0.54)	(0.16)	(0.31)	(0.06)	(0.37)
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	–	(0.49)
Class R5
11/30/2023	7.90	0.69	0.16	0.85	(0.67)	–	(0.67)
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.21	0.34	0.17	0.51	(0.34)	–	(0.34)
11/30/2020	8.75	0.40	(0.55)	(0.15)	(0.33)	(0.06)	(0.39)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.51)	–	(0.51)
Class R6
11/30/2023	7.90	0.68	0.18	0.86	(0.68)	–	(0.68)
11/30/2022	8.38	0.39	(0.48)	(0.09)	(0.39)	–	(0.39)
11/30/2021	8.20	0.35	0.18	0.53	(0.35)	–	(0.35)
11/30/2020	8.74	0.40	(0.54)	(0.14)	(0.34)	(0.06)	(0.40)
11/30/2019	8.98	0.51	(0.23)	0.28	(0.52)	–	(0.52)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

414	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.07	10.80	1.10	1.10	8.13	$86,913	71
7.89	(1.60)	1.10	1.10	4.48	76,898	85
8.37	5.76	1.09	1.09	3.58	51,915	87
8.20	(1.99)	1.10	1.10	4.35	43,458	92
8.74	2.71	1.12	1.12	5.26	52,957	58

8.07	10.93	0.85	0.85	8.36	1,532	71
7.89	(1.36)	0.84	0.84	4.36	1,746	85
8.37	6.02	0.84	0.84	3.83	2,680	87
8.20	(1.63)	0.85	0.85	4.64	2,953	92
8.73	2.85	0.86	0.86	5.54	5,240	58

8.08	11.21	0.60	0.60	8.64	2,004	71
7.90	(1.11)	0.60	0.60	4.73	2,123	85
8.38	6.28	0.59	0.59	4.08	2,975	87
8.21	(1.49)	0.60	0.60	4.93	5,019	92
8.75	3.23	0.62	0.62	5.79	6,661	58

8.08	11.28	0.54	0.54	8.56	39,119	71
7.90	(1.04)	0.53	0.53	4.83	71,452	85
8.38	6.48	0.53	0.53	4.15	95,334	87
8.20	(1.44)	0.54	0.54	4.89	124,190	92
8.74	3.16	0.55	0.55	5.77	109,741	58

See Notes to Financial Statements.	415

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class A
11/30/2023	$6.20	$0.38	$(0.05)		$0.33	$(0.40)	$–	$(0.40)
11/30/2022	7.43	0.35	(1.20)		(0.85)	(0.37)	(0.01)	(0.38)
11/30/2021	7.30	0.35	0.14		0.49	(0.36)	–	(0.36)
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	–	(0.38)
11/30/2019	7.13	0.40	0.25		0.65	(0.41)	–	(0.41)
Class C
11/30/2023	6.17	0.34	(0.05)		0.29	(0.36)	–	(0.36)
11/30/2022	7.39	0.31	(1.19)		(0.88)	(0.33)	(0.01)	(0.34)
11/30/2021	7.27	0.30	0.13		0.43	(0.31)	–	(0.31)
11/30/2020	7.33	0.32	(0.04	)(c)	0.28	(0.34)	–	(0.34)
11/30/2019	7.09	0.35	0.26		0.61	(0.37)	–	(0.37)
Class F
11/30/2023	6.19	0.38	(0.05)		0.33	(0.40)	–	(0.40)
11/30/2022	7.42	0.36	(1.20)		(0.84)	(0.38)	(0.01)	(0.39)
11/30/2021	7.30	0.35	0.14		0.49	(0.37)	–	(0.37)
11/30/2020	7.36	0.37	(0.04	)(c)	0.33	(0.39)	–	(0.39)
11/30/2019	7.12	0.40	0.26		0.66	(0.42)	–	(0.42)
Class F3
11/30/2023	6.23	0.41	(0.06)		0.35	(0.42)	–	(0.42)
11/30/2022	7.46	0.37	(1.20)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	–	(0.38)
11/30/2020	7.41	0.37	(0.03	)(c)	0.34	(0.41)	–	(0.41)
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	–	(0.44)
Class I
11/30/2023	6.23	0.40	(0.06)		0.34	(0.41)	–	(0.41)
11/30/2022	7.46	0.36	(1.19)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.36	0.14		0.50	(0.38)	–	(0.38)
11/30/2020	7.40	0.37	(0.03	)(c)	0.34	(0.40)	–	(0.40)
11/30/2019	7.16	0.41	0.26		0.67	(0.43)	–	(0.43)

416	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$6.13	5.50	0.92	0.92	6.28	$708,970	84
6.20	(11.62)	0.89	0.90	5.24	799,529	106
7.43	6.74	0.88	0.88	4.59	1,089,069	113
7.30	4.65	0.90	0.90	5.15	1,134,235	126
7.37	9.37	0.91	0.91	5.42	1,218,731	86

6.10	4.85	1.54	1.54	5.64	128,213	84
6.17	(12.12)	1.52	1.52	4.61	166,372	106
7.39	5.94	1.50	1.50	3.96	258,441	113
7.27	4.14	1.53	1.53	4.55	287,145	126
7.33	8.72	1.53	1.53	4.81	376,682	86

6.12	5.77	0.82	0.82	6.22	133,738	84
6.19	(11.56)	0.79	0.80	5.22	456,720	106
7.42	6.70	0.77	0.77	4.68	2,239,174	113
7.30	4.89	0.80	0.80	5.24	2,097,727	126
7.36	9.48	0.81	0.81	5.52	2,144,680	86

6.16	5.83	0.61	0.61	6.60	440,078	84
6.23	(11.29)	0.60	0.60	5.54	558,736	106
7.46	6.90	0.59	0.59	4.88	737,768	113
7.34	4.97	0.60	0.60	5.31	1,984,689	126
7.41	9.82	0.62	0.62	5.72	555,795	86

6.16	5.72	0.72	0.72	6.48	1,612,167	84
6.23	(11.37)	0.69	0.70	5.46	1,753,902	106
7.46	6.80	0.67	0.67	4.78	1,759,013	113
7.34	5.00	0.70	0.70	5.30	1,664,193	126
7.40	9.57	0.71	0.71	5.61	1,610,253	86

See Notes to Financial Statements.	417

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Return of capital	Total distri- butions
Class R2
11/30/2023	$6.24	$0.36	$(0.05)		$0.31	$(0.38)	$–	$(0.38)
11/30/2022	7.47	0.33	(1.20)		(0.87)	(0.35)	(0.01)	(0.36)
11/30/2021	7.35	0.32	0.13		0.45	(0.33)	–	(0.33)
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	–	(0.36)
11/30/2019	7.17	0.37	0.26		0.63	(0.39)	–	(0.39)
Class R3
11/30/2023	6.24	0.37	(0.06)		0.31	(0.38)	–	(0.38)
11/30/2022	7.47	0.33	(1.20)		(0.87)	(0.35)	(0.01)	(0.36)
11/30/2021	7.35	0.32	0.14		0.46	(0.34)	–	(0.34)
11/30/2020	7.41	0.34	(0.04	)(c)	0.30	(0.36)	–	(0.36)
11/30/2019	7.17	0.38	0.25		0.63	(0.39)	–	(0.39)
Class R4
11/30/2023	6.20	0.38	(0.05)		0.33	(0.40)	–	(0.40)
11/30/2022	7.43	0.35	(1.20)		(0.85)	(0.37)	(0.01)	(0.38)
11/30/2021	7.30	0.34	0.14		0.48	(0.35)	–	(0.35)
11/30/2020	7.37	0.36	(0.05	)(c)	0.31	(0.38)	–	(0.38)
11/30/2019	7.12	0.39	0.27		0.66	(0.41)	–	(0.41)
Class R5
11/30/2023	6.23	0.40	(0.06)		0.34	(0.41)	–	(0.41)
11/30/2022	7.46	0.36	(1.19)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.33	0.36	0.15		0.51	(0.38)	–	(0.38)
11/30/2020	7.40	0.38	(0.05	)(c)	0.33	(0.40)	–	(0.40)
11/30/2019	7.15	0.41	0.27		0.68	(0.43)	–	(0.43)
Class R6
11/30/2023	6.23	0.40	(0.05)		0.35	(0.42)	–	(0.42)
11/30/2022	7.46	0.37	(1.20)		(0.83)	(0.39)	(0.01)	(0.40)
11/30/2021	7.34	0.37	0.13		0.50	(0.38)	–	(0.38)
11/30/2020	7.41	0.38	(0.04	)(c)	0.34	(0.41)	–	(0.41)
11/30/2019	7.16	0.42	0.27		0.69	(0.44)	–	(0.44)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

418	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$6.17	5.09	1.32	1.32	5.91	$5,265	84
6.24	(11.88)	1.29	1.30	4.85	4,736	106
7.47	6.17	1.27	1.28	4.19	6,381	113
7.35	4.39	1.31	1.31	4.81	6,662	126
7.41	8.93	1.30	1.30	5.05	11,284	86

6.17	5.19	1.22	1.22	5.99	82,376	84
6.24	(11.80)	1.19	1.20	4.94	85,877	106
7.47	6.27	1.17	1.18	4.29	113,623	113
7.35	4.49	1.20	1.20	4.87	114,737	126
7.41	9.03	1.21	1.21	5.14	117,517	86

6.13	5.45	0.97	0.97	6.21	60,932	84
6.20	(11.67)	0.94	0.95	5.20	76,122	106
7.43	6.69	0.92	0.93	4.54	96,477	113
7.30	4.61	0.95	0.95	5.11	113,046	126
7.37	9.48	0.96	0.96	5.38	109,351	86

6.16	5.89	0.72	0.72	6.47	184,673	84
6.23	(11.52)	0.69	0.70	5.45	213,656	106
7.46	6.95	0.67	0.68	4.80	267,722	113
7.33	4.87	0.70	0.70	5.37	256,527	126
7.40	9.73	0.71	0.71	5.64	289,988	86

6.16	5.83	0.61	0.61	6.57	466,516	84
6.23	(11.29)	0.60	0.60	5.55	581,901	106
7.46	6.90	0.58	0.59	4.88	700,615	113
7.34	4.97	0.61	0.61	5.45	643,491	126
7.41	9.82	0.62	0.62	5.71	620,871	86

See Notes to Financial Statements.	419

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$2.40	$0.11	$(0.02)	$0.09	$(0.12)	$–	$(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.13	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
Class C
11/30/2023	2.41	0.10	(0.03)	0.07	(0.10)	–	(0.10)
11/30/2022	3.00	0.07	(0.53)	(0.46)	(0.08)	(0.05)	(0.13)
11/30/2021	3.02	0.06	(0.01)	0.05	(0.07)	–	(0.07)
11/30/2020	2.92	0.07	0.12	0.19	(0.09)	–	(0.09)
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	–	(0.10)
Class F
11/30/2023	2.40	0.11	(0.03)	0.08	(0.12)	–	(0.12)
11/30/2022	2.99	0.08	(0.52)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.91	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
Class F3
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
Class I
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
Class R2
11/30/2023	2.42	0.10	(0.03)	0.07	(0.11)	–	(0.11)
11/30/2022	3.01	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.03	0.06	–	0.06	(0.08)	–	(0.08)
11/30/2020	2.93	0.08	0.11	0.19	(0.09)	–	(0.09)
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	–	(0.10)

420	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$2.37	3.75	0.73	0.73	4.64	$1,004,478	108
2.40	(15.22)	0.74	0.75	3.29	967,719	158
2.99	2.38	0.73	0.73	2.53	1,275,012	112
3.01	7.65	0.76	0.76	3.11	1,229,762	112
2.90	13.02	0.77	0.77	3.53	1,054,889	108

2.38	3.13	1.34	1.34	4.01	41,941	108
2.41	(15.68)	1.37	1.37	2.61	45,245	158
3.00	1.74	1.36	1.36	1.90	81,240	112
3.02	6.60	1.38	1.38	2.53	107,888	112
2.92	12.26	1.38	1.38	2.93	162,000	108

2.36	3.42	0.63	0.63	4.64	55,509	108
2.40	(15.14)	0.64	0.64	3.08	111,920	158
2.99	2.48	0.63	0.63	2.62	570,553	112
3.01	7.38	0.66	0.66	3.20	570,685	112
2.91	13.09	0.67	0.67	3.61	591,492	108

2.37	4.03	0.45	0.45	4.94	1,184,461	108
2.40	(14.98)	0.46	0.46	3.59	849,235	158
2.99	2.66	0.45	0.45	2.79	985,589	112
3.01	7.95	0.47	0.47	3.38	722,882	112
2.90	13.33	0.49	0.49	3.79	586,822	108

2.37	3.96	0.52	0.52	4.93	1,221,977	108
2.40	(15.05)	0.54	0.55	3.72	429,047	158
2.99	2.58	0.53	0.53	2.73	135,925	112
3.01	7.49	0.56	0.56	3.33	155,970	112
2.91	13.63	0.57	0.57	3.73	184,515	108

2.38	2.92	1.13	1.13	4.18	815	108
2.42	(15.43)	1.14	1.15	2.90	1,107	158
3.01	1.98	1.13	1.13	2.14	1,350	112
3.03	6.83	1.16	1.16	2.73	1,730	112
2.93	12.47	1.17	1.17	3.17	1,285	108

See Notes to Financial Statements.	421

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2023	$2.41	$0.10	$(0.03)	$0.07	$(0.11)	$–	$(0.11)
11/30/2022	3.00	0.08	(0.53)	(0.45)	(0.09)	(0.05)	(0.14)
11/30/2021	3.02	0.07	(0.01)	0.06	(0.08)	–	(0.08)
11/30/2020	2.91	0.08	0.13	0.21	(0.10)	–	(0.10)
11/30/2019	2.68	0.09	0.24	0.33	(0.10)	–	(0.10)
Class R4
11/30/2023	2.40	0.11	(0.02)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	(0.01)	0.07	(0.09)	–	(0.09)
11/30/2020	2.90	0.09	0.12	0.21	(0.10)	–	(0.10)
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
Class R5
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.53)	(0.44)	(0.10)	(0.05)	(0.15)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.91	0.10	0.11	0.21	(0.11)	–	(0.11)
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	–	(0.12)
Class R6
11/30/2023	2.40	0.12	(0.03)	0.09	(0.12)	–	(0.12)
11/30/2022	2.99	0.09	(0.52)	(0.43)	(0.11)	(0.05)	(0.16)
11/30/2021	3.01	0.08	–	0.08	(0.10)	–	(0.10)
11/30/2020	2.90	0.10	0.12	0.22	(0.11)	–	(0.11)
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

422	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$2.37	3.02	1.03	1.03	4.34	$49,344	108
2.41	(15.41)	1.04	1.05	3.00	47,036	158
3.00	2.08	1.03	1.03	2.23	56,410	112
3.02	7.32	1.06	1.06	2.83	53,114	112
2.91	12.65	1.07	1.07	3.24	55,317	108

2.37	3.70	0.78	0.78	4.59	5,895	108
2.40	(15.26)	0.79	0.80	3.38	5,992	158
2.99	2.33	0.78	0.78	2.50	4,501	112
3.01	7.60	0.81	0.81	3.07	9,205	112
2.90	12.97	0.82	0.82	3.46	9,218	108

2.37	3.96	0.53	0.53	4.85	1,939	108
2.40	(15.05)	0.54	0.55	3.31	1,559	158
2.99	2.59	0.53	0.53	2.73	6,309	112
3.01	7.50	0.56	0.56	3.32	6,548	112
2.91	13.21	0.57	0.57	3.73	6,099	108

2.37	4.04	0.46	0.46	4.92	49,944	108
2.40	(14.98)	0.46	0.46	3.59	42,966	158
2.99	2.67	0.45	0.45	2.81	60,434	112
3.01	7.95	0.48	0.48	3.40	55,981	112
2.90	13.34	0.49	0.49	3.81	52,133	108

See Notes to Financial Statements.	423

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2023	$11.65	$0.36	$(0.16)	$0.20	$(0.46)	$11.39
11/30/2022	12.44	0.25	(0.68)	(0.43)	(0.36)	11.65
11/30/2021	11.33	0.13	1.28	1.41	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.42)	11.33
11/30/2019	11.55	0.34	(0.21)	0.13	(0.45)	11.23
Class C
11/30/2023	11.67	0.28	(0.16)	0.12	(0.38)	11.41
11/30/2022	12.46	0.16	(0.68)	(0.52)	(0.27)	11.67
11/30/2021	11.35	0.05	1.29	1.34	(0.23)	12.46
11/30/2020	11.25	0.20	0.25 (c)	0.45	(0.35)	11.35
11/30/2019	11.57	0.27	(0.21)	0.06	(0.38)	11.25
Class F
11/30/2023	11.67	0.37	(0.16)	0.21	(0.47)	11.41
11/30/2022	12.46	0.23	(0.65)	(0.42)	(0.37)	11.67
11/30/2021	11.35	0.14	1.29	1.43	(0.32)	12.46
11/30/2020	11.24	0.27	0.27 (c)	0.54	(0.43)	11.35
11/30/2019	11.57	0.35	(0.21)	0.14	(0.47)	11.24
Class F3
11/30/2023	11.66	0.39	(0.16)	0.23	(0.49)	11.40
11/30/2022	12.45	0.29	(0.69)	(0.40)	(0.39)	11.66
11/30/2021	11.34	0.14	1.30	1.44	(0.33)	12.45
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.55	0.37	(0.21)	0.16	(0.48)	11.23
Class I
11/30/2023	11.65	0.38	(0.16)	0.22	(0.48)	11.39
11/30/2022	12.44	0.29	(0.69)	(0.40)	(0.39)	11.65
11/30/2021	11.34	0.16	1.27	1.43	(0.33)	12.44
11/30/2020	11.24	0.28	0.26 (c)	0.54	(0.44)	11.34
11/30/2019	11.56	0.36	(0.20)	0.16	(0.48)	11.24
Class R2
11/30/2023	11.60	0.32	(0.17)	0.15	(0.41)	11.34
11/30/2022	12.38	0.23	(0.70)	(0.47)	(0.31)	11.60
11/30/2021	11.30	0.11	1.23	1.34	(0.26)	12.38
11/30/2020	11.22	0.20	0.26 (c)	0.46	(0.38)	11.30
11/30/2019	11.55	0.30	(0.22)	0.08	(0.41)	11.22

424	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

1.91	0.72	0.73	3.12	$227,812	18
(3.51)	0.66	0.67	2.02	472,591	67
12.59	0.64	0.64	1.06	560,624	97
4.87	0.69	0.70	2.40	89,956	97
1.19	0.69	0.69	2.97	109,626	43

1.22	1.40	1.41	2.43	46,548	18
(4.20)	1.40	1.40	1.34	94,132	67
11.85	1.31	1.31	0.39	92,580	97
4.23	1.30	1.31	1.81	17,716	97
0.55	1.33	1.33	2.33	28,655	43

2.02	0.62	0.63	3.17	45,980	18
(3.40)	0.54	0.55	1.83	284,593	67
12.68	0.54	0.54	1.11	1,818,238	97
5.06	0.59	0.60	2.52	187,180	97
1.20	0.59	0.59	3.06	285,297	43

2.17	0.45	0.46	3.38	116,797	18
(3.23)	0.38	0.39	2.39	308,596	67
12.86	0.38	0.38	1.17	236,951	97
5.24	0.42	0.43	2.68	8,595	97
1.46	0.42	0.42	3.24	10,645	43

2.11	0.51	0.52	3.32	738,283	18
(3.31)	0.47	0.48	2.37	1,476,955	67
12.73	0.44	0.45	1.32	1,006,157	97
5.08	0.49	0.50	2.63	320,045	97
1.39	0.49	0.49	3.16	631,037	43

1.58	1.11	1.12	2.79	428	18
(3.92)	1.08	1.09	1.97	169	67
11.96	1.07	1.07	0.96	–	97
4.28	1.07	1.08	1.83	166	97
0.70	1.08	1.08	2.59	51	43

See Notes to Financial Statements.	425

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2023	$11.65	$0.33	$(0.16)	$0.17	$(0.43)	$11.39
11/30/2022	12.44	0.22	(0.69)	(0.47)	(0.32)	11.65
11/30/2021	11.34	0.11	1.26	1.37	(0.27)	12.44
11/30/2020	11.23	0.22	0.28 (c)	0.50	(0.39)	11.34
11/30/2019	11.56	0.30	(0.21)	0.09	(0.42)	11.23
Class R4
11/30/2023	11.65	0.36	(0.16)	0.20	(0.46)	11.39
11/30/2022	12.44	0.24	(0.68)	(0.44)	(0.35)	11.65
11/30/2021	11.34	0.15	1.25	1.40	(0.30)	12.44
11/30/2020	11.23	0.26	0.26 (c)	0.52	(0.41)	11.34
11/30/2019	11.56	0.33	(0.21)	0.12	(0.45)	11.23
Class R5
11/30/2023	11.64	0.39	(0.17)	0.22	(0.48)	11.38
11/30/2022	12.43	0.29	(0.70)	(0.41)	(0.38)	11.64
11/30/2021	11.33	0.17	1.26	1.43	(0.33)	12.43
11/30/2020	11.23	0.28	0.26 (c)	0.54	(0.44)	11.33
11/30/2019	11.55	0.36	(0.20)	0.16	(0.48)	11.23
Class R6
11/30/2023	11.64	0.39	(0.16)	0.23	(0.49)	11.38
11/30/2022	12.43	0.27	(0.67)	(0.40)	(0.39)	11.64
11/30/2021	11.34	0.18	1.25	1.43	(0.34)	12.43
11/30/2020	11.23	0.29	0.27 (c)	0.56	(0.45)	11.34
11/30/2019	11.56	0.37	(0.21)	0.16	(0.49)	11.23

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

426	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

1.70	1.01	1.02	2.86	$1,017	18
(3.88)	0.97	0.97	1.81	462	67
12.17	0.94	0.95	0.90	402	97
4.65	0.98	0.99	2.03	226	97
0.80	0.99	0.99	2.66	104	43
1.86	0.76	0.77	3.11	2,684	18
(3.55)	0.72	0.72	1.97	1,682	67
12.46	0.70	0.70	1.21	2,020	97
4.91	0.74	0.75	2.35	1,706	97
1.05	0.74	0.74	2.91	3,174	43
2.11	0.50	0.51	3.43	1,556	18
(3.32)	0.48	0.48	2.42	473	67
12.75	0.45	0.45	1.40	304	97
5.08	0.49	0.50	2.64	170	97
1.39	0.49	0.49	3.17	334	43
2.17	0.46	0.47	3.40	14,116	18
(3.24)	0.38	0.39	2.25	11,328	67
12.71	0.39	0.40	1.52	16,742	97
5.24	0.42	0.43	2.70	14,541	97
1.37	0.42	0.42	3.25	35,167	43

See Notes to Financial Statements.	427

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2023	$9.12	$0.40		$– (c)	$0.40	$(0.42)	$9.10
11/30/2022	9.77	0.18		(0.58)	(0.40)	(0.25)	9.12
11/30/2021	9.89	0.07		(0.02)	0.05	(0.17)	9.77
11/30/2020	9.89	0.14		0.10	0.24	(0.24)	9.89
11/30/2019	9.72	0.24		0.23	0.47	(0.30)	9.89
Class C
11/30/2023	9.11	0.34		0.02 (d)	0.36	(0.37)	9.10
11/30/2022	9.76	0.11		(0.58)	(0.47)	(0.18)	9.11
11/30/2021	9.89	–	(c)	(0.03)	(0.03)	(0.10)	9.76
11/30/2020	9.89	0.09		0.08	0.17	(0.17)	9.89
11/30/2019	9.72	0.17		0.23	0.40	(0.23)	9.89
Class F
11/30/2023	9.11	0.40		0.02 (d)	0.42	(0.43)	9.10
11/30/2022	9.76	0.14		(0.53)	(0.39)	(0.26)	9.11
11/30/2021	9.89	0.08		(0.03)	0.05	(0.18)	9.76
11/30/2020	9.89	0.16		0.09	0.25	(0.25)	9.89
11/30/2019	9.72	0.24		0.24	0.48	(0.31)	9.89
Class F3
11/30/2023	9.11	0.43		– (c)	0.43	(0.45)	9.09
11/30/2022	9.76	0.26		(0.64)	(0.38)	(0.27)	9.11
11/30/2021	9.88	0.10		(0.02)	0.08	(0.20)	9.76
11/30/2020	9.89	0.37		(0.11)	0.26	(0.27)	9.88
11/30/2019	9.72	0.27		0.22	0.49	(0.32)	9.89
Class I
11/30/2023	9.11	0.42		– (c)	0.42	(0.44)	9.09
11/30/2022	9.77	0.19		(0.58)	(0.39)	(0.27)	9.11
11/30/2021	9.89	0.09		(0.02)	0.07	(0.19)	9.77
11/30/2020	9.89	0.16		0.10	0.26	(0.26)	9.89
11/30/2019	9.71	0.24		0.26	0.50	(0.32)	9.89
Class R3
11/30/2023	9.11	0.37		0.01 (d)	0.38	(0.40)	9.09
11/30/2022	9.76	0.19		(0.62)	(0.43)	(0.22)	9.11
11/30/2021	9.89	0.04		(0.03)	0.01	(0.14)	9.76
11/30/2020	9.89	0.13		0.08	0.21	(0.21)	9.89
11/30/2019	9.72	0.21		0.23	0.44	(0.27)	9.89

428	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.54	0.60	0.76	4.40	$80,362	94
(4.16)	0.60	0.79	1.88	44,849	176
0.48	0.60	0.79	0.71	47,227	220
2.46	0.60	1.00	1.47	32,022	351
4.87	0.60	1.81	2.47	8,032	136

3.99	1.23	1.39	3.75	5,345	94
(4.79)	1.26	1.46	1.18	4,445	176
(0.29)	1.28	1.47	0.04	4,026	220
1.76	1.28	1.71	0.90	4,334	351
4.15	1.29	2.54	1.77	2,238	136

4.75	0.50	0.65	4.36	7,546	94
(4.06)	0.50	0.68	1.46	19,105	176
0.48	0.50	0.69	0.81	104,324	220
2.54	0.50	0.91	1.58	82,951	351
4.97	0.50	1.46	2.40	29,007	136

4.84	0.31	0.47	4.71	46,134	94
(3.91)	0.33	0.49	2.83	29,952	176
0.80	0.34	0.52	1.02	514	220
2.65	0.36	1.06	3.78	12	351
5.13	0.36	1.64	2.72	1,612	136

4.86	0.40	0.56	4.64	272,872	94
(4.06)	0.40	0.59	2.08	135,395	176
0.68	0.40	0.59	0.89	26,463	220
2.65	0.40	0.80	1.63	4,402	351
5.18	0.40	1.35	2.49	1,821	136

4.22	0.90	1.06	4.09	605	94
(4.45)	0.90	1.12	2.03	582	176
0.09	0.90	1.09	0.42	61	220
2.16	0.90	1.34	1.32	98	351
4.56	0.90	2.14	2.17	76	136

See Notes to Financial Statements.	429

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R4
11/30/2023	$9.11	$0.41	$– (c)	$0.41	$(0.42)	$9.10
11/30/2022	9.77	0.16	(0.58)	(0.42)	(0.24)	9.11
11/30/2021	9.89	0.07	(0.03)	0.04	(0.16)	9.77
11/30/2020	9.89	0.18	0.05	0.23	(0.23)	9.89
11/30/2019	9.72	0.24	0.22	0.46	(0.29)	9.89
Class R5
11/30/2023	9.11	0.42	0.01 (d)	0.43	(0.44)	9.10
11/30/2022	9.77	0.18	(0.58)	(0.40)	(0.26)	9.11
11/30/2021	9.89	0.09	(0.02)	0.07	(0.19)	9.77
11/30/2020	9.89	0.20	0.06	0.26	(0.26)	9.89
11/30/2019	9.72	0.26	0.23	0.49	(0.32)	9.89
Class R6
11/30/2023	9.11	0.43	– (c)	0.43	(0.45)	9.09
11/30/2022	9.76	0.19	(0.57)	(0.38)	(0.27)	9.11
11/30/2021	9.89	0.10	(0.04)	0.06	(0.19)	9.76
11/30/2020	9.89	0.21	0.06	0.27	(0.27)	9.89
11/30/2019	9.72	0.27	0.22	0.49	(0.32)	9.89

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2023, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

430	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.59	0.65	0.80	4.47	$40	94
(4.31)	0.65	0.80	1.71	11	176
0.44	0.65	0.81	0.67	12	220
2.41	0.65	1.11	1.81	12	351
4.82	0.65	1.95	2.42	27	136

4.85	0.40	0.52	4.59	11	94
(4.07)	0.40	0.57	1.95	11	176
0.68	0.40	0.57	0.90	12	220
2.66	0.40	0.87	2.06	12	351
5.08	0.40	1.69	2.67	27	136

4.84	0.31	0.47	4.69	1,223	94
(3.90)	0.33	0.49	2.04	925	176
0.65	0.34	0.52	0.98	963	220
2.75	0.36	0.81	2.17	911	351
5.13	0.36	1.63	2.72	1,961	136

See Notes to Financial Statements.	431

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2023	$3.84	$0.15	$–	(c)	$0.15	$(0.17)	$3.82
11/30/2022	4.16	0.08	(0.28)		(0.20)	(0.12)	3.84
11/30/2021	4.20	0.07	(0.01)		0.06	(0.10)	4.16
11/30/2020	4.21	0.09	0.02	(d)	0.11	(0.12)	4.20
11/30/2019	4.14	0.12	0.10		0.22	(0.15)	4.21
Class C
11/30/2023	3.86	0.12	0.01		0.13	(0.15)	3.84
11/30/2022	4.19	0.06	(0.30)		(0.24)	(0.09)	3.86
11/30/2021	4.22	0.04	–		0.04	(0.07)	4.19
11/30/2020	4.23	0.07	0.02	(d)	0.09	(0.10)	4.22
11/30/2019	4.17	0.10	0.09		0.19	(0.13)	4.23
Class F
11/30/2023	3.83	0.15	0.02		0.17	(0.18)	3.82
11/30/2022	4.16	0.08	(0.29)		(0.21)	(0.12)	3.83
11/30/2021	4.19	0.07	–		0.07	(0.10)	4.16
11/30/2020	4.21	0.10	0.01	(d)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10		0.23	(0.16)	4.21
Class F3
11/30/2023	3.84	0.16	–	(c)	0.16	(0.18)	3.82
11/30/2022	4.17	0.10	(0.30)		(0.20)	(0.13)	3.84
11/30/2021	4.20	0.08	–		0.08	(0.11)	4.17
11/30/2020	4.21	0.10	0.02	(d)	0.12	(0.13)	4.20
11/30/2019	4.14	0.13	0.10		0.23	(0.16)	4.21
Class I
11/30/2023	3.83	0.16	0.01		0.17	(0.18)	3.82
11/30/2022	4.16	0.10	(0.30)		(0.20)	(0.13)	3.83
11/30/2021	4.19	0.07	0.01	(d)	0.08	(0.11)	4.16
11/30/2020	4.21	0.10	0.01	(d)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10		0.23	(0.16)	4.21
Class R2
11/30/2023	3.84	0.13	0.01		0.14	(0.16)	3.82
11/30/2022	4.16	0.07	(0.29)		(0.22)	(0.10)	3.84
11/30/2021	4.20	0.05	(0.01)		0.04	(0.08)	4.16
11/30/2020	4.21	0.08	0.02	(d)	0.10	(0.11)	4.20
11/30/2019	4.14	0.11	0.10		0.21	(0.14)	4.21

432	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

4.02	0.59	0.59	3.84	$7,726,193	54
(4.90)	0.58	0.58	2.10	9,589,050	75
1.40	0.58	0.58	1.55	13,355,736	84
2.76	0.59	0.59	2.22	12,733,693	102
5.48	0.60	0.60	2.92	11,693,022	57

3.39	1.21	1.21	3.22	1,598,563	54
(5.69)	1.22	1.22	1.45	2,170,217	75
0.99	1.23	1.23	0.91	3,379,490	84
2.10	1.24	1.24	1.62	3,914,470	102
4.57	1.22	1.22	2.31	4,914,970	57

4.40	0.49	0.49	3.81	1,469,843	54
(5.05)	0.48	0.48	1.96	6,132,794	75
1.74	0.48	0.48	1.65	26,865,299	84
2.62	0.49	0.49	2.33	23,546,579	102
5.58	0.50	0.50	3.02	23,128,477	57

4.31	0.31	0.32	4.12	4,626,104	54
(4.87)	0.31	0.32	2.41	5,143,625	75
1.91	0.31	0.31	1.81	5,139,001	84
3.03	0.33	0.33	2.48	4,425,861	102
5.75	0.34	0.34	3.19	4,087,351	57

4.50	0.39	0.39	4.06	26,240,622	54
(4.95)	0.38	0.38	2.51	25,868,734	75
1.85	0.38	0.38	1.74	12,428,298	84
2.97	0.39	0.39	2.44	9,762,949	102
5.44	0.40	0.40	3.12	10,281,839	57

3.61	0.99	0.99	3.45	5,427	54
(5.28)	0.98	0.98	1.70	6,312	75
1.00	0.98	0.98	1.17	9,901	84
2.36	0.99	0.99	1.85	13,909	102
5.07	1.00	1.00	2.55	18,031	57

See Notes to Financial Statements.	433

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2023	$3.84	$0.14	$–	(c)	$0.14	$(0.16)	$3.82
11/30/2022	4.17	0.07	(0.29)		(0.22)	(0.11)	3.84
11/30/2021	4.20	0.05	0.01	(d)	0.06	(0.09)	4.17
11/30/2020	4.21	0.08	0.02	(d)	0.10	(0.11)	4.20
11/30/2019	4.14	0.11	0.10		0.21	(0.14)	4.21
Class R4
11/30/2023	3.84	0.15	0.01		0.16	(0.17)	3.83
11/30/2022	4.17	0.08	(0.30)		(0.22)	(0.11)	3.84
11/30/2021	4.20	0.07	–		0.07	(0.10)	4.17
11/30/2020	4.22	0.09	0.01	(d)	0.10	(0.12)	4.20
11/30/2019	4.15	0.12	0.10		0.22	(0.15)	4.22
Class R5
11/30/2023	3.83	0.15	0.01		0.16	(0.18)	3.81
11/30/2022	4.15	0.09	(0.29)		(0.20)	(0.12)	3.83
11/30/2021	4.19	0.08	(0.01)		0.07	(0.11)	4.15
11/30/2020	4.20	0.10	0.02	(d)	0.12	(0.13)	4.19
11/30/2019	4.13	0.13	0.10		0.23	(0.16)	4.20
Class R6
11/30/2023	3.83	0.16	0.01		0.17	(0.18)	3.82
11/30/2022	4.16	0.10	(0.30)		(0.20)	(0.13)	3.83
11/30/2021	4.19	0.08	–		0.08	(0.11)	4.16
11/30/2020	4.21	0.10	0.01	(d)	0.11	(0.13)	4.19
11/30/2019	4.14	0.13	0.10		0.23	(0.16)	4.21

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the years ended November 30, 2020 and 2021, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

434	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

3.71	0.89	0.89	3.55	$314,049	54
(5.18)	0.88	0.88	1.84	358,357	75
1.10	0.88	0.88	1.26	410,131	84
2.46	0.89	0.89	1.94	384,845	102
5.17	0.90	0.90	2.64	367,328	57

4.24	0.64	0.64	3.80	137,909	54
(5.23)	0.63	0.63	2.10	146,587	75
1.67	0.63	0.63	1.58	168,338	84
2.47	0.64	0.64	2.18	166,524	102
5.43	0.65	0.65	2.88	147,772	57

4.23	0.39	0.39	4.05	64,991	54
(4.79)	0.38	0.38	2.37	65,954	75
1.67	0.38	0.38	1.83	63,717	84
2.97	0.39	0.39	2.45	69,901	102
5.70	0.40	0.40	3.14	70,274	57

4.58	0.31	0.32	4.12	1,008,631	54
(4.89)	0.31	0.32	2.42	1,077,561	75
1.91	0.31	0.31	1.82	1,035,235	84
2.79	0.33	0.33	2.50	896,878	102
5.76	0.34	0.34	3.19	857,139	57

See Notes to Financial Statements.	435

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2023	$8.76	$0.37	$(0.20)	$0.17	$(0.39)	$–	$(0.39)
11/30/2022	10.54	0.25	(1.68)	(1.43)	(0.29)	(0.06)	(0.35)
11/30/2021	10.91	0.19	(0.12)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.46	0.69	(0.27)	–	(0.27)
11/30/2019	9.86	0.28	0.66	0.94	(0.31)	–	(0.31)
Class C
11/30/2023	8.76	0.31	(0.20)	0.11	(0.34)	–	(0.34)
11/30/2022	10.53	0.18	(1.66)	(1.48)	(0.23)	(0.06)	(0.29)
11/30/2021	10.90	0.12	(0.11)	0.01	(0.15)	(0.23)	(0.38)
11/30/2020	10.48	0.17	0.45	0.62	(0.20)	–	(0.20)
11/30/2019	9.85	0.21	0.66	0.87	(0.24)	–	(0.24)
Class F
11/30/2023	8.76	0.37	(0.19)	0.18	(0.40)	–	(0.40)
11/30/2022	10.54	0.24	(1.66)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.20	(0.12)	0.08	(0.22)	(0.23)	(0.45)
11/30/2020	10.48	0.24	0.47	0.71	(0.28)	–	(0.28)
11/30/2019	9.86	0.29	0.65	0.94	(0.32)	–	(0.32)
Class F3
11/30/2023	8.77	0.39	(0.21)	0.18	(0.41)	–	(0.41)
11/30/2022	10.54	0.28	(1.68)	(1.40)	(0.31)	(0.06)	(0.37)
11/30/2021	10.91	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.45	0.72	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
Class I
11/30/2023	8.78	0.39	(0.20)	0.19	(0.41)	–	(0.41)
11/30/2022	10.56	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.93	0.22	(0.12)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.50	0.26	0.46	0.72	(0.29)	–	(0.29)
11/30/2019	9.88	0.30	0.65	0.95	(0.33)	–	(0.33)
Class P
11/30/2023	8.81	0.34	(0.20)	0.14	(0.37)	–	(0.37)
11/30/2022	10.59	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.96	0.16	(0.11)	0.05	(0.19)	(0.23)	(0.42)
11/30/2020	10.53	0.21	0.46	0.67	(0.24)	–	(0.24)
11/30/2019	9.91	0.25	0.65	0.90	(0.28)	–	(0.28)

436	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.54	1.96	0.65	0.65	4.22	$940,982	409
8.76	(13.78)	0.65	0.65	2.60	973,820	461
10.54	0.68	0.64	0.64	1.79	1,300,031	393
10.91	6.63	0.66	0.66	2.19	1,416,776	538
10.49	9.62	0.68	0.68	2.68	1,275,715	736

8.53	1.33	1.26	1.26	3.59	27,572	409
8.76	(14.32)	1.27	1.27	1.95	34,393	461
10.53	0.04	1.28	1.28	1.16	59,759	393
10.90	5.98	1.29	1.29	1.59	85,200	538
10.48	8.95	1.30	1.30	2.08	118,447	736

8.54	2.06	0.56	0.56	4.19	80,557	409
8.76	(13.69)	0.55	0.55	2.45	234,058	461
10.54	0.78	0.54	0.54	1.88	1,059,760	393
10.91	6.84	0.56	0.56	2.29	1,013,091	538
10.48	9.62	0.58	0.58	2.78	960,498	736

8.54	2.14	0.36	0.36	4.52	799,149	409
8.77	(13.42)	0.35	0.35	2.91	707,783	461
10.54	0.97	0.35	0.35	2.07	881,986	393
10.91	6.95	0.36	0.36	2.49	774,625	538
10.49	9.83	0.38	0.38	2.98	664,783	736

8.56	2.21	0.41	0.45	4.49	1,071,474	409
8.78	(13.53)	0.41	0.45	3.06	762,733	461
10.56	0.92	0.40	0.44	2.02	433,258	393
10.93	6.98	0.43	0.47	2.44	414,220	538
10.50	9.76	0.44	0.48	2.93	405,218	736

8.58	1.70	0.91	0.91	3.81	41	409
8.81	(14.01)	0.90	0.90	2.33	515	461
10.59	0.43	0.89	0.89	1.53	710	393
10.96	6.45	0.91	0.91	1.94	659	538
10.53	9.21	0.93	0.93	2.45	528	736

See Notes to Financial Statements.	437

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2023	$8.76	$0.33	$(0.20)	$0.13	$(0.35)	$–	$(0.35)
11/30/2022	10.54	0.21	(1.68)	(1.47)	(0.25)	(0.06)	(0.31)
11/30/2021	10.90	0.15	(0.11)	0.04	(0.17)	(0.23)	(0.40)
11/30/2020	10.48	0.19	0.45	0.64	(0.22)	–	(0.22)
11/30/2019	9.86	0.24	0.65	0.89	(0.27)	–	(0.27)
Class R3
11/30/2023	8.76	0.34	(0.20)	0.14	(0.36)	–	(0.36)
11/30/2022	10.54	0.22	(1.68)	(1.46)	(0.26)	(0.06)	(0.32)
11/30/2021	10.90	0.16	(0.11)	0.05	(0.18)	(0.23)	(0.41)
11/30/2020	10.48	0.20	0.45	0.65	(0.23)	–	(0.23)
11/30/2019	9.86	0.25	0.65	0.90	(0.28)	–	(0.28)
Class R4
11/30/2023	8.76	0.36	(0.20)	0.16	(0.38)	–	(0.38)
11/30/2022	10.54	0.24	(1.68)	(1.44)	(0.28)	(0.06)	(0.34)
11/30/2021	10.91	0.18	(0.11)	0.07	(0.21)	(0.23)	(0.44)
11/30/2020	10.49	0.23	0.45	0.68	(0.26)	–	(0.26)
11/30/2019	9.86	0.27	0.66	0.93	(0.30)	–	(0.30)
Class R5
11/30/2023	8.76	0.38	(0.19)	0.19	(0.41)	–	(0.41)
11/30/2022	10.54	0.26	(1.68)	(1.42)	(0.30)	(0.06)	(0.36)
11/30/2021	10.91	0.21	(0.11)	0.10	(0.24)	(0.23)	(0.47)
11/30/2020	10.49	0.26	0.45	0.71	(0.29)	–	(0.29)
11/30/2019	9.86	0.30	0.66	0.96	(0.33)	–	(0.33)
Class R6
11/30/2023	8.77	0.39	(0.20)	0.19	(0.41)	–	(0.41)
11/30/2022	10.55	0.28	(1.69)	(1.41)	(0.31)	(0.06)	(0.37)
11/30/2021	10.92	0.22	(0.11)	0.11	(0.25)	(0.23)	(0.48)
11/30/2020	10.49	0.27	0.46	0.73	(0.30)	–	(0.30)
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

438	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net invest- ment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$8.54	1.55	1.05	1.05	3.81	$1,086	409
8.76	(14.12)	1.05	1.05	2.18	1,199	461
10.54	0.37	1.04	1.04	1.39	1,768	393
10.90	6.21	1.06	1.06	1.81	2,579	538
10.48	9.08	1.08	1.08	2.31	3,501	736

8.54	1.65	0.95	0.95	3.92	27,043	409
8.76	(14.03)	0.95	0.95	2.30	27,760	461
10.54	0.47	0.95	0.95	1.50	37,846	393
10.90	6.32	0.96	0.96	1.90	85,403	538
10.48	9.19	0.98	0.98	2.40	93,652	736

8.54	1.90	0.70	0.70	4.18	31,524	409
8.76	(13.82)	0.70	0.70	2.54	30,002	461
10.54	0.63	0.69	0.69	1.74	44,058	393
10.91	6.58	0.71	0.71	2.16	58,811	538
10.49	9.56	0.73	0.73	2.64	66,840	736

8.54	2.16	0.45	0.45	4.41	20,023	409
8.76	(13.61)	0.45	0.45	2.74	22,290	461
10.54	0.88	0.44	0.44	1.99	78,822	393
10.91	6.85	0.46	0.46	2.40	110,056	538
10.49	9.84	0.49	0.49	2.88	127,807	736

8.55	2.26	0.36	0.36	4.52	197,934	409
8.77	(13.50)	0.35	0.35	2.90	183,807	461
10.55	0.97	0.35	0.35	2.08	252,862	393
10.92	7.05	0.36	0.36	2.51	295,096	538
10.49	9.84	0.38	0.38	2.97	364,578	736

See Notes to Financial Statements.	439

Financial Highlights (continued)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2023	$9.80	$0.41	$0.12	$0.53	$(0.41)	$9.92
11/30/2022	10.00	0.12	(0.18)	(0.06)	(0.14)	9.80
11/30/2021	10.04	0.03	(0.03)	– (c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.01 (d)	0.12	(0.11)	10.04
11/30/2019	10.00	0.24	0.03	0.27	(0.24)	10.03
Class A1
11/30/2023	9.80	0.40	0.13	0.53	(0.40)	9.93
11/30/2022	10.00	0.09	(0.16)	(0.07)	(0.13)	9.80
11/30/2021	10.04	0.02	(0.03)	(0.01)	(0.03)	10.00
11/30/2020	10.03	0.07	0.04 (d)	0.11	(0.10)	10.04
7/31/2019 to 11/30/2019(e)	10.02	0.05	0.03	0.08	(0.07)	10.03
Class F
11/30/2023	9.80	0.39	0.15	0.54	(0.42)	9.92
11/30/2022	10.00	0.10	(0.16)	(0.06)	(0.14)	9.80
11/30/2021	10.04	0.04	(0.04)	– (c)	(0.04)	10.00
11/30/2020	10.03	0.11	0.02 (d)	0.13	(0.12)	10.04
11/30/2019	10.00	0.25	0.03	0.28	(0.25)	10.03
Class F3
11/30/2023	9.80	0.44	0.11	0.55	(0.43)	9.92
11/30/2022	10.00	0.15	(0.19)	(0.04)	(0.16)	9.80
11/30/2021	10.04	0.05	(0.03)	0.02	(0.06)	10.00
11/30/2020	10.03	0.11	0.03 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
Class I
11/30/2023	9.80	0.43	0.12	0.55	(0.43)	9.92
11/30/2022	10.00	0.18	(0.23)	(0.05)	(0.15)	9.80
11/30/2021	10.04	0.05	(0.04)	0.01	(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14	(0.13)	10.04
11/30/2019	9.99	0.26	0.04	0.30	(0.26)	10.03
Class R5
11/30/2023	9.80	0.44	0.12	0.56	(0.43)	9.93
11/30/2022	10.00	0.10	(0.15)	(0.05)	(0.15)	9.80
11/30/2021	10.04	0.05	(0.04)	0.01	(0.05)	10.00
11/30/2020	10.03	0.13	0.01 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03

440	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

5.55	0.43		0.43		4.15		$3,720,238	66
(0.62)	0.43		0.44		1.18		5,193,143	48
(0.03)	0.43		0.43		0.34		10,038,159	72
1.25	0.42		0.45		1.14		12,300,460	93
2.87	0.41		0.48		2.39		11,938,003	46

5.55	0.54		0.54		4.10		4,062	66
(0.72)	0.54		0.54		0.95		3,869	48
(0.13)	0.53		0.53		0.24		13,240	72
1.15	0.52		0.54		0.74		19,403	93
0.79 (f)	0.48	(g)	0.55	(g)	1.56	(g)	2,860	46

5.60	0.39		0.39		3.97		262,081	66
(0.57)	0.39		0.39		1.03		1,280,935	48
0.02	0.38		0.38		0.38		5,349,686	72
1.30	0.37		0.40		1.15		7,109,132	93
2.82	0.36		0.43		2.47		6,539,665	46

5.76	0.24		0.24		4.45		1,017,847	66
(0.43)	0.24		0.24		1.52		759,273	48
0.16	0.24		0.24		0.53		519,235	72
1.45	0.25		0.26		1.13		804,537	93
2.97	0.22		0.29		2.62		282,582	46

5.71	0.28		0.28		4.35		3,910,327	66
(0.47)	0.28		0.28		1.80		3,872,022	48
0.12	0.28		0.28		0.49		1,285,378	72
1.40	0.27		0.30		1.35		1,258,215	93
3.03	0.26		0.33		2.56		1,803,798	46

5.82	0.28		0.28		4.41		188	66
(0.47)	0.28		0.29		1.05		131	48
0.12	0.28		0.28		0.49		592	72
1.41	0.27		0.30		1.31		784	93
2.94	0.26		0.33		2.63		1,369	46

See Notes to Financial Statements.	441

Financial Highlights (concluded)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R6
11/30/2023	$9.80	$0.44	$0.12	$0.56	$(0.43)	$9.93
11/30/2022	10.00	0.15	(0.19)	(0.04)	(0.16)	9.80
11/30/2021	10.04	0.05	(0.03)	0.02	(0.06)	10.00
11/30/2020	10.03	0.12	0.02 (d)	0.14	(0.13)	10.04
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and A1 does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended November 30, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(e)	Commenced on July 31, 2019.
(f)	Not annualized.
(g)	Annualized.

442	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return (%)(b)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

5.87	0.24	0.24	4.42	$67,702	66
(0.43)	0.24	0.24	1.52	68,773	48
0.16	0.24	0.24	0.54	86,964	72
1.45	0.25	0.26	1.17	65,008	93
2.96	0.22	0.29	2.55	11,572	46

See Notes to Financial Statements.	443

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of fourteen funds as of November 30, 2023. This report covers the following twelve funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes at November 30, 2023:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, C, F, F3 I, R2, R3, R4, R5, and R6
Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)	A, A1, F, F3, I, R5, and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Corporate Bond Fund’s investment objective is to seek current income. Each of Core Fixed Income Fund’s, Core Plus Bond Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income. Each of Short Duration Core Bond Fund’s and Ultra Short Bond Fund’s investment objective is to seek current income consistent with the preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and A1 shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class A1 shares purchased without a sales charge and redeemed before the first day of the month in which the

Notes to Financial Statements (continued)

eighteenth month anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Funds or financial intermediary through which a shareholder purchased Class C shares have records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Notes to Financial Statements (continued)

Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2020 through November 30, 2023. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon each Fund’s jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, A1, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in

Notes to Financial Statements (continued)

foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(l)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(m)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(n)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose each Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to each Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that a Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by each Fund may decline below the repurchase price.

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2023, the Funds did not have any reverse repurchase agreements.

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. Each Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate (“SOFR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments is presented, if any, on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of each Fund’s floating rate notes.

As of November 30, 2023 the Funds had the following unfunded loan commitments:

Floating Rate Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
Tank Holding Corp. 2023
Incremental Delayed Draw Term Loan	$1,730,970	$1,670,386	$1,707,776	$(37,390)

Short Duration Core Bond Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
Atlassian U.S., Inc. Delayed Draw Term Loan	$1,000,000	$996,875	$985,000	$11,875

Notes to Financial Statements (continued)

Short Duration Income Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
Atlassian U.S., Inc. Delayed Draw Term Loan	$60,850,000	$60,659,844	$59,937,250	$722,594
Ultra Short Bond Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
Atlassian U.S., Inc. Delayed Draw Term Loan	$22,000,000	$21,931,250	$22,335,025	$(403,775)

(p)	Inflation-Linked Derivatives–Each Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Contract Agreements (“CPI swap contracts”). A CPI swap contract is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. A Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments are netted. The swap contracts are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap contract is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swap contracts, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swap contracts, there was minimal counterparty risk to the Fund, since such CPI swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(q)	Credit Default Swap Contracts–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by a Fund, payment of the agreed-upon amount made by a

Notes to Financial Statements (continued)

Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Funds, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(r)	Options–Each Fund may purchase and write exchange–listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a fund writes (sells) an option, an amount equal to the premium received by each Fund is recorded as a liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, each fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by each Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums

Notes to Financial Statements (continued)

paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that each Fund pays a premium whether or not the option is exercised. Additionally, each Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Realized and change in unrealized gains and losses on purchased options are included in net realized and net change in unrealized gains (losses) on investments in each Fund’s Statement of Operations.

(s)	Interest Rate Swap Contracts–Each Fund may enter into interest rate swap contract agreements. Pursuant to interest rate swap contract agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swap contracts) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swap contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap contract is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap contract counterparty. In the case of centrally cleared swap contracts, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(t)	Total Return Swap Contracts–Each Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, each Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(u)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level

Notes to Financial Statements (continued)

of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments as of November 30, 2023 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund
First $1 billion	.70%
Next $1 billion	.60%
Over $2 billion	.57%

Core Fixed Income Fund
First $1 billion	.24%
Next $1 billion	.21%
Over $1 billion	.20%

Core Plus Bond Fund
First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

Corporate Bond Fund
First $2 billion	.40%
Over $2 billion	.35%

Floating Rate Fund
First $1 billion	.50%
Over $1 billion	.45%

High Yield Fund
First $1 billion	.60%
Next $1 billion	.55%
Over $2 billion	.50%
Income Fund
First $3 billion	.38%
Next $7 billion	.35%
Over $10 billion	.34%

Inflation Focused Bond Fund
First $2 billion	.30%
Next $3 billion	.28%
Over $5 billion	.26%

Short Duration Core Bond Fund
First $1 billion	.30%
Next $1 billion	.25%
Over $2 billion	.20%

Short Duration Income Fund
First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

Total Return Fund
First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

Ultra Short Bond Fund	.17%

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2023, the net effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Convertible Fund	.70%
Core Fixed Income Fund	.22%
Core Plus Bond Fund	.28%
Corporate Bond Fund	.00%
Floating Rate Fund	.46%
High Yield Fund	.54%
Income Fund	.38%
Inflation Focused Fund	.30%
Short Duration Core Bond Fund	.15%
Short Duration Income Fund	.25%
Total Return Fund	.28%
Ultra Short Bond Fund	.17%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following fund administration fees during the fiscal year ended November 30, 2023:

Fund	Fund Administration Fee
Convertible Fund	$16,511
Core Fixed Income Fund	63,470
Core Plus Bond Fund	44,330
Corporate Bond Fund	10,642
Floating Rate Fund	116,652
High Yield Fund	110,628
Income Fund	94,481
Inflation Focused Fund	111,235
Short Duration Core Bond Fund	23,557
Short Duration Income Fund	572,561
Total Return Fund	70,455
Ultra Short Bond Fund	103,779

For the fiscal year ended November 30, 2023, and continuing through March 31, 2024, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding certain of the Funds’ expenses, to the following annual rates:

	Effective April 1, 2023		Prior to April 1, 2023
	Classes		Classes
Fund	A,C,F,I,R2,R3, R4 and R5	F3 and R6	A,C,F,I,R2,R3, R4 and R5	F3 and R6
Core Plus Bond Fund	.48%	.40%	.48%	.39%
Corporate Bond Fund	.48%	.38%	.48%	.44%
Short Duration Core Bond Fund	.40%	.30%	.40%	.33%

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2023 and continuing through March 31, 2024, Lord Abbett has contractually agreed to waive Core Fixed Income Fund’s and Total Return Fund’s Class I shareholder servicing expenses at an annual rate of .04% of each Fund’s average daily net assets.

All contractual management fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only on approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, A1, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class A1		Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	0.15%		0.25%	(4)	0.25%	–	0.25%	0.25%	0.25%	0.25%
Distribution	0.05	(3)	–		0.75%	0.10%	0.20%	0.35%	0.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The 12b-1 fees each Fund pays on Class C shares is a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of each Fund will bear 12b-1 fees at the same rate.
(2)	The Class F shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	Distribution fees not applicable for Ultra Short Bond Fund.
(4)	Class A1 only for Ultra Short Bond Fund.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

The Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, during the fiscal year ended November 30, 2023:

	Distributor Commissions	Dealers’ Concessions
Convertible Fund	$3,562	$26,904
Core Fixed Income Fund	75,386	966,446
Core Plus Bond Fund	33,608	369,045
Corporate Bond Fund	626	3,984
Floating Rate Fund	43,731	1,036,136
High Yield Fund	35,178	309,543
Income Fund	98,678	1,036,569
Inflation Focused Fund	4,158	32,129
Short Duration Core Bond Fund	12,880	134,886
Short Duration Income Fund	305,008	4,179,862
Total Return Fund	62,273	503,053
Ultra Short Bond Fund	–	7,521

Notes to Financial Statements (continued)

The Distributor received the following amounts of CDSCs for the fiscal year ended November 30, 2023:

	Class A	Class C
Convertible Fund	$179	$1,206
Core Fixed Income Fund	38,351	7,487
Core Plus Bond Fund	29,709	2,980
Corporate Bond Fund	–	–
Floating Rate Fund	140,073	31,414
High Yield Fund	7,146	9,544
Income Fund	20,064	2,501
Inflation Focused Fund	116,112	7,433
Short Duration Core Bond Fund	3,703	248
Short Duration Income Fund	289,608	97,527
Total Return Fund	5,648	712
Ultra Short Bond Fund	1,648	–

Other Related Parties

As of November 30, 2023 the percentages of Convertible Fund’s, Core Fixed Income Fund’s, High Yield Fund’s, Income Fund’s, Inflation Focused Fund’s, Short Duration Income Fund’s and Ultra Short Bond Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

Fund of Funds	Convertible Fund	Core Fixed Income Fund	High Yield Fund	Income Fund	Inflation Focused Fund	Short Duration Income Fund	Ultra Short Bond Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	3.40%	9.30%	3.08%	4.12%	4.91%	–	0.86%
Lord Abbett Multi-Asset Income Fund	0.42%	8.00%	1.82%	1.33%	3.99%	0.02%	0.49%

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended November 30, 2023 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Convertible Fund	$–	$21,348,994	$–	$–	$21,348,994
Core Fixed Income Fund	–	121,010,511	–	–	121,010,511
Core Plus Bond Fund	–	63,602,924	–	–	63,602,924
Corporate Bond Fund	–	338,187	–	–	338,187
Floating Rate Fund	–	443,966,783	–	–	443,966,783
High Yield Fund	–	283,078,449	–	–	283,078,449
Income Fund	–	152,417,763	–	–	152,417,763
Inflation Focused Fund	–	76,650,210	–	–	76,650,210
Short Duration Core Bond Fund	–	17,505,543	–	–	17,505,543
Short Duration Income Fund	–	2,152,023,471	–	–	2,152,023,471
Total Return Fund	–	143,549,813	–	–	143,549,813
Ultra Short Bond Fund	–	407,121,958	–	–	407,121,958

The tax character of distributions paid during the fiscal year ended November 30, 2022 was as follows:

Fund	Tax-Exempt Income	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Convertible Fund	$–	$114,268,357	$131,835,772	$–	$246,104,129
Core Fixed Income Fund	–	54,463,362	7,484,048	–	61,947,410
Core Plus Bond Fund	–	16,665,257	84,595	–	16,749,852
Corporate Bond Fund	–	250,609	175,812	–	426,421
Floating Rate Fund	–	351,397,149	–	–	351,397,149
High Yield Fund	–	326,682,368	–	11,819,896	338,502,264
Income Fund	–	109,569,895	50,225,909	–	159,795,804
Inflation Focused Fund	–	112,587,665	–	–	112,587,665
Short Duration Core Bond Fund	–	6,615,359	–	–	6,615,359
Short Duration Income Fund	–	1,734,371,253	–	–	1,734,371,253
Total Return Fund	–	108,256,354	24,256,431	–	132,512,785
Ultra Short Bond Fund	–	191,847,829	–	–	191,847,829

Notes to Financial Statements (continued)

As of November 30, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings (Loss) - Net
Convertible Fund	$–	$2,422,747	$–	$(253,301,391)	$6,749,477	$(118,114)	$(244,247,281)
Core Fixed Income Fund	–	14,413,614	–	(334,742,330)	(61,869,156)	(15,806,304)	(398,004,176)
Core Plus Bond Fund	–	6,827,768	–	(102,239,546)	(14,510,457)	(6,985,004)	(116,907,239)
Corporate Bond Fund	–	38,983	–	(1,064,762)	(588,404)	(37,482)	(1,651,665)
Floating Rate Fund	–	3,876,984	–	(1,829,017,328)	(52,979,233)	(37,014,140)	(1,915,133,717)
High Yield Fund	–	–	–	(860,649,322)	(128,918,270)	(23,235,883)	(1,012,803,475)
Income Fund	–	8,300,179	–	(436,916,507)	(151,091,768)	(18,604,451)	(598,312,547)
Inflation Focused Fund	–	–	–	(467,142,089)	(22,698,762)	(4,573,845)	(494,414,696)
Short Duration Core Bond Fund	–	1,725,946	–	(16,751,890)	(3,493,707)	(1,817,167)	(20,336,818)
Short Duration Income Fund	–	182,903,061	–	(6,427,571,657)	(2,616,997,496)	(215,419,299)	(9,077,085,391)
Total Return Fund	–	8,731,393	–	(583,525,479)	(137,688,242)	(15,626,160)	(728,108,488)
Ultra Short Bond Fund	–	36,099,076	–	(223,479,461)	(28,658,947)	(36,811,062)	(252,850,394)

Net capital losses recognized by the Funds may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Convertible Fund	$(245,126,223)	$(8,175,168)	$(253,301,391)
Core Fixed Income Fund	(155,549,436)	(179,192,894)	(334,742,330)
Core Plus Bond Fund	(53,426,477)	(48,813,069)	(102,239,546)
Corporate Bond Fund	(392,658)	(672,104)	(1,064,762)
Floating Rate Fund	(566,067,963)	(1,262,949,365)	(1,829,017,328)
High Yield Fund	(439,580,526)	(420,743,957)	(860,324,483)
Income Fund	(221,449,582)	(215,466,925)	(436,916,507)
Inflation Focused Fund	(161,174,646)	(305,967,443)	(467,142,089)
Short Duration Core Bond Fund	(8,185,551)	(8,566,339)	(16,751,890)
Short Duration Income Fund	(1,358,789,431)	(5,068,782,226)	(6,427,571,657)
Total Return Fund	(260,506,762)	(323,018,717)	(583,525,479)
Ultra Short Bond Fund	(79,534,683)	(143,944,778)	(223,479,461)

Notes to Financial Statements (continued)

At each Fund’s election, certain losses incurred within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Funds incurred and will elect to defer qualified late-year ordinary losses and/or post-October capital losses as follows:

Fund	Late-Year Ordinary Losses	Short-Term Losses	Long-Term Losses
High Yield Fund	$(324,839)	–	–

As of November 30, 2023, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for each Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, certain distributions, amortization of premium, other financial instruments and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation )
Convertible Fund	$571,970,129	$34,154,056	$(27,404,680)	$6,749,376
Core Fixed Income Fund	4,033,508,489	29,079,443	(90,966,162)	(61,886,719)
Core Plus Bond Fund	1,689,026,536	13,962,214	(28,478,662)	(14,516,448)
Corporate Bond Fund	9,106,415	49,416	(637,820)	(588,404)
Floating Rate Fund	5,099,103,938	74,096,725	(126,658,623)	(52,561,898)
High Yield Fund	3,842,858,487	75,084,201	(204,070,794)	(128,986,593)
Income Fund	3,904,784,026	30,961,798	(182,173,065)	(151,211,267)
Inflation Focused Fund	1,214,498,971	86,358,083	(108,166,173)	(21,808,090)
Short Duration Core Bond Fund	424,088,050	1,832,721	(5,339,117)	(3,506,396)
Short Duration Income Fund	45,828,086,331	122,936,704	(2,739,974,818)	(2,617,038,114)
Total Return Fund	3,863,964,706	25,574,852	(163,291,310)	(137,716,458)
Ultra Short Bond Fund	9,142,186,342	20,361,530	(48,616,703)	(28,255,173)

Notes to Financial Statements (continued)

Permanent items identified, as shown below, have been reclassified among the components of net assets based on their tax treatment. The permanent differences are primarily attributable to the tax treatment of certain distributions and redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Core Fixed Income Fund	$(63,360)	$63,360
High Yield Fund	2,973,527	(2,973,527)
Inflation Focused Fund	657,260	(657,260)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2023 were as follows:

	U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
Convertible Fund	$–	$807,326,850	$–	$1,118,493,292
Core Fixed Income Fund	14,857,303,433	2,162,270,884	14,155,796,417	1,307,084,917
Core Plus Bond Fund	5,584,275,447	1,470,770,353	5,430,973,261	714,299,677
Corporate Bond Fund	4,065,576	5,532,043	4,145,542	3,694,325
Floating Rate Fund	–	3,559,763,706	–	5,105,802,171
High Yield Fund	–	3,511,350,095	–	4,405,351,535
Income Fund	1,744,298,604	2,478,841,706	1,690,912,070	1,500,193,005
Inflation Focused Fund	64,902,306	220,894,831	75,342,219	1,455,738,164
Short Duration Core Bond Fund	139,596,097	332,593,126	137,927,957	169,470,630
Short Duration Income Fund	7,083,810,388	17,277,596,307	8,258,806,322	20,973,658,726
Total Return Fund	12,399,490,604	2,034,469,593	12,282,939,730	1,867,017,577
Ultra Short Bond Fund	756,997,253	4,450,514,216	872,785,469	6,581,732,901

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2023, the following Fund engaged in cross-trades:

Fund	Sales	Net Realized Gain (Loss)
High Yield Fund	$7,778,542	$895,222

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for Corporate Bond Fund, Inflation Focused Fund, Short Duration Core Bond Fund and Ultra Short Bond Fund entered into forward foreign currency exchange contracts during the fiscal year ended November 30, 2023 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers for collateral.

Each Fund except for Convertible Fund entered into U.S. Treasury futures contracts during the fiscal year ended November 30, 2023 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund and Short Duration Income Fund entered into CPI swap contracts during the fiscal year ended November 30, 2023 (as described in Note 2(p)) to speculate the rate of inflation in the U.S. economy. The Funds’ use of CPI swap contracts involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the unrealized appreciation on CPI swap contracts. For the centrally cleared CPI swap contracts, there is minimal counterparty credit risk to the Funds since these CPI swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swap contracts, the clearinghouse guarantees CPI swap contracts against default.

Each Fund except Convertible Fund, Short Duration Core Fund and Ultra Short Bond Fund entered into credit default swap contracts during the fiscal year ended November 30, 2023 (as described in Note 2(q)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swap contracts involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap contract transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swap contracts, there is minimal counterparty credit risk to the Funds since these credit default swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swap contracts against default.

Notes to Financial Statements (continued)

Floating Rate Fund entered into total return swap contracts on indexes during the fiscal year ended November 30, 2023 (as described in note 2(t)) to hedge credit risk. The Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

Core Plus Bond Fund, Floating Rate Fund, Inflation Focused Fund, Short Duration Core Bond Fund and Short Duration Income Fund entered into interest rate swap contracts during the fiscal year ended November 30, 2023 (as described in Note 2(s)) in order to enhance returns or hedge against interest rate risk. Interest rate swap contracts are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap contract agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments would be netted.

High Yield Fund entered into options on indexes during the fiscal year ended November 30, 2023 (as described in Note 2(r)) to obtain exposure to an issuer (the Reference Entity). The Fund’s use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

As of November 30, 2023, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate each Fund’s use of derivative instruments:

	Convertible Fund
Asset Derivatives		Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		$1,626

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		$168,626

	Core Fixed Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$129,674
Futures Contracts(3)	$961,880	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$50,254
Futures Contracts(3)	$428,929	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
Asset Derivatives		Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(4)		$111,708	–
Forward Foreign Currency Exchange Contracts(1)		–	$37,815
Futures Contracts(3)		$976,204	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		–	$20,457
Futures Contracts(3)		$292,992	–

		Corporate Bond Fund
Asset Derivatives		Interest Rate Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(4)		–	$1,343
Futures Contracts(3)		$15,098	–

Liability Derivatives
Futures Contracts(3)		$15,549	–

			Floating Rate Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(4)	–	$8,016,676	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$542,668
Total Return Swap Contracts(5)	$3,184,208	–	–

Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(4)	–	$93,888	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$1,298,681
Total Return Swap Contracts(5)	$37,742	–	–

			High Yield Fund
Asset Derivatives		Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		–	$2,480,023
Futures Contracts(3)		$3,119,624	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		–	$2,362,641
Futures Contracts(3)		$1,361,828	–

Notes to Financial Statements (continued)

			Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$94,833
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$1,249,172	–
Futures Contracts(3)	$6,496,671	–	–	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$28,283
Forward Foreign Currency Exchange Contracts(2)	–	$114,805	–	–
Futures Contracts(3)	$5,097,037	–	–	–

				Inflation Focused Fund
Asset Derivatives		Interest Rate Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)		–	–	$43,182,871
Centrally Cleared Credit Default Swap Contracts(4)		–	$109,824	–
Centrally Cleared Interest Rate Swap Contracts(4)		$106,730	–	–
CPI Swap Contracts(6)		–	–	$39,293,474
Futures Contracts(3)		$2,406,563	–	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(4)		–	–	$814,188
Centrally Cleared Interest Rate Swap Contracts(4)		$13,000	–	–
CPI Swap Contracts(7)		–	–	$9,730,545
Futures Contracts(3)		$81,086	–	–

Short Duration Core Bond Fund
Asset Derivatives	Interest Rate Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)	–	$34,218
Centrally Cleared Interest Rate Swap Contracts(4)	$31,959	–
Futures Contracts(3)	$534,727	–

Liability Derivatives
Futures Contracts(3)	$37,138	–

Notes to Financial Statements (continued)

		Short Duration Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(4)	–	–	–	$5,572,838
Centrally Cleared Credit Default Swap Contracts(4)	–	–	$3,816,802	–
Centrally Cleared Interest Rate Swap Contracts(4)	$3,365,891	–	–	–
Futures Contracts(3)	$55,555,138	–	–	–

Liability Derivatives
Credit Default Swap Contracts(8)	–	–	$8,908,119	–
Forward Foreign Currency Exchange Contracts(2)	–	$272,771	–	–
Futures Contracts(3)	$2,280,049	–	–	–

		Total Return Fund
Asset Derivatives		Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		–	$191,004
Futures Contracts(3)		$1,857,366	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		–	$247,040
Futures Contracts(3)		$1,802,897	–

	Ultra Short Bond Fund
Asset Derivatives		Interest Rate Contracts
Futures Contracts(3)		$1,302,740

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(5)	Statements of Assets and Liabilities location: Total return swap contracts, at fair value.
(6)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swap contracts.
(7)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swap contracts.
(8)	Statements of Assets and Liabilities location: Credit default swap contract agreements payable, at fair value.

Notes to Financial Statements (continued)

Transactions in derivative investments for the fiscal year ended November 30, 2023 were as follows:

Convertible Fund
Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(1,615,757)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	$917,830
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$58,833,691

		Core Fixed Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$47,820
CPI/Interest Rate Swap Contracts(4)	$741,600	–	–
Forward Foreign Currency Exchange Contracts(1)	–	$(1,390,028)	–
Futures Contracts(5)	$(20,996,398)	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	–	$413,940	–
Futures Contracts(6)	$(105,301)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$49,153,077	–	–
Forward Foreign Currency Exchange Contracts(3)	–	$29,467,900	–
Futures Contracts(7)	2,641	–	–

Notes to Financial Statements (continued)

		Core Plus Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$1,639,852
CPI/Interest Rate Swap Contracts(4)	$225,470	–	–
Forward Foreign Currency Exchange Contracts(1)	–	$(509,657)	–
Futures Contracts(5)	$(12,488,355)	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(8)	$111,708	–	–
Credit Default Swap Contracts(8)	–	–	$(95,389)
Forward Foreign Currency Exchange Contracts(2)	–	$124,467	–
Futures Contracts(6)	$569,294	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$25,839,769	–	–
Credit Default Swap Contracts(3)	–	–	$33,568,462
Forward Foreign Currency Exchange Contracts(3)	–	$12,208,272	–
Futures Contracts(7)	2,469	–	–

	Corporate Bond Fund
	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	$1,744
Futures Contracts(5)	$(25,822)	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(8)	–	$259
Futures Contracts(6)	$3,773	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	$107,385
Futures Contracts(7)	36	–

Notes to Financial Statements (continued)

			Floating Rate Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	–	$(321,735)
CPI/Interest Rate Swap Contracts(4)	–	$6,137,416	–	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$(1,473,601)	–
Futures Contracts(5)		$10,702,413	–	–
Total Return Swap Contracts(5)	$21,425,915	–	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(8)	–	$3,326,884	–	–
Forward Foreign Currency Exchange Contracts(2)	–	–	$189,127	–
Total Return Swap Contracts(8)	$(1,487,439)	–	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	–	$335,816,154	–	–
Credit Default Swap Contracts(3)	–	–	–	$6,252,846
Total Return Swap Contracts(3)	$1,786,744	–	–	–
Forward Foreign Currency Exchange Contracts(3)	–	–	$94,432,367	–
Futures Contracts(7)	–	219	–	–

Notes to Financial Statements (continued)

			High Yield Fund
	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	–	$2,034,109
CPI/Interest Rate Swap Contracts(4)	–	$5,192,753	–	–
Forward Foreign Currency Exchange Contracts(1)	–	–	$(11,474,970)	–
Futures Contracts(5)		$(6,861,983)	–	–
Purchased Options(9)	$(224,884)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(8)	–	$(2,881,674)	–	–
Credit Default Swap Contracts(8)	–	–	–	$(2,237,818)
Forward Foreign Currency Exchange Contracts(2)	–	–	$5,444,188	–
Futures Contracts(6)	–	$(827,045)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	–	$260,523,965	–	–
Credit Default Swap Contracts(3)	–	–	–	$105,488,231
Forward Foreign Currency Exchange Contracts(3)	–	–	$256,890,880	–
Futures Contracts(7)	–	10,956	–	–
Purchased Options(3)	$24,046	–	–	–

Notes to Financial Statements (continued)

		Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$94,474
Forward Foreign Currency Exchange Contracts(1)	–	$(28,100)	–
Futures Contracts(5)	$(40,779,645)	–	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(8)	$38,004	–	–
Credit Default Swap Contracts(8)	–	–	$1,366,964
Forward Foreign Currency Exchange Contracts(2)	–	$140,550	–
Futures Contracts(6)	$1,763,475	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$50,970,462	–	–
Credit Default Swap Contracts(3)	–	–	$17,398,077
Forward Foreign Currency Exchange Contracts(3)	–	$11,145,646	–
Futures Contracts(7)	12,983	–	–

Notes to Financial Statements (continued)

	Inflation Focused Fund
	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	$268,029
CPI/Interest Swap Contracts(4)	$59,888,138	–
Futures Contracts(5)	$(30,150,253)	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(8)	$(70,868,151)	–
Credit Default Swap Contracts(8)	–	48,435
Futures Contracts(6)	$(2,032,140)	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$1,765,320,043	–
Credit Default Swap Contracts(3)	–	$1,517,154
Futures Contracts(7)	5,662	–

Short Duration Core Bond Fund
Inflation Linked/ Interest Rate Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(4)	$71,878
Futures Contracts(5)	$(3,100,802)
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(8)	$57,292
Futures Contracts(6)	$304,979
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$6,864,626
Futures Contracts(7)	791

Notes to Financial Statements (continued)

		Short Duration Income Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$13,840,284
CPI/Interest Rate Swap Contracts(4)	$(8,723,801)	–	–
Forward Foreign Currency Exchange Contracts(1)	–	$(50,374,283)	–
Futures Contracts(5)	$(354,420,571)	–	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(8)	$7,013,610	–	–
Credit Default Swap Contracts(8)	–	–	$(2,220,237)
Forward Foreign Currency Exchange Contracts(2)	–	$28,710,476	–
Futures Contracts(6)	$12,323,124	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$1,080,392,154	–	–
Credit Default Swap Contracts(3)	–	–	$265,136,476
Forward Foreign Currency Exchange Contracts(3)	–	$115,492,888	–
Futures Contracts(7)	123,318	–	–

Notes to Financial Statements (continued)

		Total Return Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$(3,756,775)
CPI/Interest Rate Swap Contracts(4)	$1,020,721	–	–
Forward Foreign Currency Exchange Contracts(1)	–	$(1,961,731)	–
Futures Contracts(5)	$(27,714,444)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(8)	–	–	$5,560,874
Forward Foreign Currency Exchange Contracts(2)	–	$794,656	–
Futures Contracts(6)	$(829,811)	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(3)	$66,098,769	–	–
Credit Default Swap Contracts(3)	–	–	$55,465,769
Forward Foreign Currency Exchange Contracts(3)	–	$58,400,276	–
Futures Contracts(7)	6,851	–	–

Ultra Short Bond Fund
Inflation Linked/ Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(5)	$(23,374,054)
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(6)	$556,381
Average Number of Contracts/Notional Amounts*
Futures Contracts(7)	3,178

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2023.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents number of contracts.
(8)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(9)	Statements of Operations location: Net realized gain (loss) on investments.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and the counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,626	$–	$1,626
Repurchase Agreements	5,813,951	–	5,813,951
Total	$5,815,577	$–	$5,815,577

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Toronto Dominion Bank	$1,626	$(1,626)	$–	$–	$–
Fixed Income Clearing Corp.	5,813,951	–	–	(5,813,951)	–
Total	$5,815,577	$(1,626)	$–	$(5,813,951)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$168,626	$–	$168,626
Total	$168,626	$–	$168,626

Notes to Financial Statements (continued)

	Convertible Fund
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$50,246	$–	$–	$–	$50,246
Toronto Dominion Bank	118,380	(1,626)	(116,754)	–	–
Total	$168,626	$(1,626)	$(116,754)	$–	$50,246

			Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$129,674	$–	$129,674
Repurchase Agreements	82,446,666	–	82,446,666
Total	$82,576,340	$–	$82,576,340

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$122,805	$–	$–	$–	$122,805
State Street Bank and Trust	6,869	–	–	–	6,869
Fixed Income Clearing Corp.	22,446,786	–	–	(22,446,786)	–
Barclays Bank PLC	59,999,880	–	–	(59,999,880)	–
Total	$82,576,340	$–	$–	$(82,446,666)	$129,674

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$50,254	$–	$50,254
Total	$50,254	$–	$50,254

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Toronto Dominion Bank	$50,254	$–	$–	$–	$50,254
Total	$50,254	$–	$–	$–	$50,254

Notes to Financial Statements (continued)

			Core Plus Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$37,815	$–	$37,815
Repurchase Agreements	7,890,079	–	7,890,079
Total	$7,927,894	$–	$7,927,894

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$35,449	$–	$–	$–	$35,449
State Street Bank and Trust	2,366	–	–	–	2,366
Fixed Income Clearing Corp.	7,890,079	–	–	(7,890,079)	–
Total	$7,927,894	$–	$–	$(7,890,079)	$37,815

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$20,457	$–	$20,457
Total	$20,457	$–	$20,457

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$5,776	$–	$–	$–	$5,776
Toronto Dominion Bank	14,681	–	–	–	14,681
Total	$20,457	$–	$–	$–	$20,457

		Corporate Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$218,000	$–	$218,000
Total	$218,000	$–	$218,000

Notes to Financial Statements (continued)

		Corporate Bond Fund
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
JPMorgan Securities LLC	$218,000	$–	$–	$(218,000)	$–
Total	$218,000	$–	$–	$(218,000)	$–

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$542,668	$–	$542,668
Total Return Swap Contracts	3,184,208	–	3,184,208
Repurchase Agreements	499,116,543	–	499,116,543
Total	$502,843,419	$–	$502,843,419

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
J.P. Morgan	$1,347,060	$(37,742)	$(20,000)	$–	$1,289,318
Morgan Stanley	1,397,768	(260,084)	(740,000)	–	397,684
State Street Bank and Trust	62,170	–	–	–	62,170
Toronto Dominion Bank	83,590	(83,590)	–	–	–
Barclays Bank PLC	350,836,208	–	–	(350,836,208)	–
Fixed Income Clearing Corp.	31,116,623	–	–	(31,116,623)	–
JPMorgan Securities LLC	118,000,000	–	–	(118,000,000)	–
Total	$502,843,419	$(381,416)	$(760,000)	$(499,952,831)	$1,749,172

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,298,681	$–	$1,298,681
Total Return Swap Contracts	37,742	–	37,742
Total	$1,336,423	$–	$1,336,423

Notes to Financial Statements (continued)

		Floating Rate Fund
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan	$37,742	$(37,742)	$–	$–	$–
Morgan Stanley	260,084	(260,084)	–	–	–
Toronto Dominion Bank	1,038,597	(83,590)	(955,007)	–	–
Total	$1,336,423	$(381,416)	$(955,007)	$–	$–

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,480,023	$–	$2,480,023
Repurchase Agreements	14,597,194	–	14,597,194
Total	$17,077,217	$–	$17,077,217

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$2,086,656	$(89,354)	$(1,997,302)	$–	$–
State Street Bank and Trust	179,852	(179,852)	–	–	–
Toronto Dominion Bank	213,515	(213,515)	–	–	–
Fixed Income Clearing Corp.	14,597,194	–	–	(14,597,194)	–
Total	$17,077,217	$(482,721)	$(1,997,302)	$(14,597,194)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$2,362,641	$–	$2,362,641
Total	$2,362,641	$–	$2,362,641

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$89,354	$(89,354)	$–	$–	$–
State Street Bank and Trust	529,463	(179,852)	(320,000)	–	29,611
Toronto Dominion Bank	1,743,824	(213,515)	(1,530,309)	–	–
Total	$2,362,641	$(482,721)	$(1,850,309)	$–	$29,611

Notes to Financial Statements (continued)

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$90,133,924	$–	$90,133,924
Total	$90,133,924	$–	$90,133,924

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$14,133,924	$–	$–	$(14,133,924)	$–
JPMorgan Securities LLC	76,000,000	–	–	(76,000,000)	–
Total	$90,133,924	$–	$–	$(90,133,924)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$114,805	$–	$114,805
Total	$114,805	$–	$114,805

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$114,805	$–	$–	$–	$114,805
Total	$114,805	$–	$–	$–	$114,805

		Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) OTC Swap Contracts	$39,293,474	$–	$39,293,474
Repurchase Agreements	12,597,021	–	12,597,021
Total	$51,890,495	$–	$51,890,495

Notes to Financial Statements (continued)

	Inflation Focused Fund
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$16,678,589	$(3,046,655)	$–	$(13,631,934)	$–
Barclays Bank PLC	17,957,986	(1,434,670)	(16,523,316)	–	–
Deutsche Bank AG	531,312	(531,312)	–	–	–
Goldman Sachs	4,125,587	(2,886,695)	(1,238,892)	–	–
Fixed Income Clearing Corp.	5,097,021	–	–	(5,097,021)	–
JPMorgan Securities LLC	7,500,000	–	–	(7,500,000)	–
Total	$51,890,495	$(7,899,332)	$(17,762,208)	$(26,228,955)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) OTC Swap Contracts	$9,730,545	$–	$9,730,545
Total	$9,730,545	$–	$9,730,545

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$3,046,655	$(3,046,655)	$–	$–	$–
Barclays Bank PLC	1,434,670	(1,434,670)	–	–	–
Credit Suisse International	598,692	–	(540,000)	–	58,692
Deutsche Bank AG	1,763,833	(531,312)	(1,232,521)	–	–
Goldman Sachs	2,886,695	(2,886,695)	–	–	–
Total	$9,730,545	$(7,899,332)	$(1,772,521)	$–	$58,692

	Short Duration Core Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$5,408,980	$–	$5,408,980
Total	$5,408,980	$–	$5,408,980

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,658,980	$–	$–	$(1,658,980)	$–
JPMorgan Securities LLC	3,750,000	–	–	(3,750,000)	–
Total	$5,408,980	$–	$–	$(5,408,980)	$–

Notes to Financial Statements (continued)

	Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$487,431,368	$–	$487,431,368
Total	$487,431,368	$–	$487,431,368

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$165,864,368	$–	$–	$(165,864,368)	$–
JPMorgan Securities LLC	321,567,000	–	–	(321,567,000)	–
Total	$487,431,368	$–	$–	$(487,431,368)	$–

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$272,771	$–	$272,771
Credit Default Swap Contracts	8,908,119	–	8,908,119
Total	$9,180,890	$–	$9,180,890

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$272,771	$–	$(270,000)	$–	$2,771
Citibank	3,505,669	–	(3,505,669)	–	–
Morgan Stanley	5,402,450	–	(5,260,000)	–	142,450
Total	$9,180,890	$–	$(9,035,669)	$–	$145,221

	Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$191,004	$–	$191,004
Repurchase Agreements	50,965,965	–	50,965,965
Total	$51,156,969	$–	$51,156,969

Notes to Financial Statements (continued)

			Total Return Fund
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$180,869	$–	$(180,869)	$–	$–
State Street Bank and Trust	10,135	–	–	–	10,135
Fixed Income Clearing Corp.	25,966,635	–	–	(25,966,635)	–
Barclays Bank PLC	24,999,330	–	–	(24,999,330)	–
Total	$51,156,969	$–	$(180,869)	$(50,965,965)	$10,135

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$247,040	$–	$247,040
Total	$247,040	$–	$247,040

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$173,017	$–	$–	$–	$173,017
Toronto Dominion Bank	74,023	–	–	–	74,023
Total	$247,040	$–	$–	$–	$247,040

		Ultra Short Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$25,709,280	$–	$25,709,280
Total	$25,709,280	$–	$25,709,280

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$25,709,280	$–	$–	$(25,709,280)	$–
Total	$25,709,280	$–	$–	$(25,709,280)	$–
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2023.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees in the Statements of Operations and in Trustees’ fees payable in the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust had entered into an arrangement with its prior transfer agent and its custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses. The arrangement with the Funds’ prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended August 2, 2023, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Syndicated Facility for $1.6 billion. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

For the period ended August 2, 2023, the Participating Funds were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds renewed the Bilateral Facility in the same amount. The Participating Funds remain subject to the same borrowing limits as were in place prior to the renewal.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2023, High Yield Fund utilized the Bilateral Facility on July 20, 2023 with an average borrowing amount of $20,000,000; the average interest rate was 6.33% and total interest paid amounted to $3,517. The other Funds did not use the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

Notes to Financial Statements (continued)

For the fiscal year ended November 30, 2023, the following Funds participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, average interest rate and interest income were as follows:

Fund	Average Amount Loaned	Average Interest Rate	Interest Income
Convertible Fund	$22,170,135	4.46%	$5,388
Core Fixed Income Fund	2,389,081	4.57%	299
Core Plus Bond Fund	10,033,619	4.49%	3,725
Floating Rate Fund	12,044,005	4.57%	1,508
Income Fund	20,067,704	4.57%	2,513
Inflation Focused Fund	17,355,443	4.57%	2,173
Short Duration Income Fund	10,385,525	4.23%	2,540
Total Return Fund	28,697,481	4.23%	6,676
Ultra Short Bond Fund	23,106,803	4.23%	5,329

For the fiscal year ended November 30, 2023, the following Fund participated as a borrower in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount borrowed, average interest rate and interest expense were as follows:

Fund	Average Amount Borrowed	Average Interest Rate	Interest Expense
High Yield Fund	$21,275,527	4.25%	$21,761

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	REDEMPTION IN-KIND

During the year ended November 30, 2023, a shareholder of Core Fixed Income Fund redeemed its Fund shares in exchange for portfolio securities “redemption in kind.” As a result of the redemption in-kind, the fund realized a net gain of $423,173.

14.	SECURITIES LENDING AGREEMENT

The Funds, except for Inflation Focused Fund, have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such

Notes to Financial Statements (continued)

loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of November 30, 2023, the market value of securities loaned and collateral received for the Funds were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Floating Rate Fund	$34,003,604	$34,924,000
High Yield Fund	7,867,076	7,994,066

(1)	Statements of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

15.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities and to the changing prospects of individual companies and/or sectors in which the Funds invest. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline, when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increase liquidity risk as well as additional risks.

Certain instruments in which the Funds may invest have historically relied upon LIBOR. As of June 30, 2023, the administrator of LIBOR ceased publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Because the Ultra Short Bond Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk and the risk of regulatory changes in the financial services industry, among other risks, may have negative effect on companies in the financial services industry.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies and/or sectors in which the Fund invests.

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities which have both equity and fixed income risk characteristics including market, credit, liquidity and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid

Notes to Financial Statements (continued)

than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging markets) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful may depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other in addition to the risks associated with investing in derivatives discussed above. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

The Funds are subject to the risks of investing in credit default swap contracts. The risks associated with the Funds’ investment in credit default swap contracts are greater than if the Funds invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels in addition to the risks associated with investing in derivatives discussed above.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

The Funds are subject to the risks of investing in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie

Notes to Financial Statements (continued)

Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund are subject to the risks of investing in asset backed securities and mortgage related securities, including those of such Government sponsored enterprises as Fannie Mae and Freddie Mac. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent the Funds from implementing their investment strategies and achieving their investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the Fund.

Notes to Financial Statements (continued)

16.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Convertible Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	1,455,610	$17,830,009	3,668,180	$52,194,955
Reinvestment of distributions	384,994	4,686,764	3,378,312	53,195,057
Shares reacquired	(6,554,770)	(79,988,472)	(9,020,187)	(127,903,328)
Decrease	(4,714,166)	$(57,471,699)	(1,973,695)	$(22,513,316)

Class C Shares
Shares sold	206,995	$2,516,869	674,141	$9,327,118
Reinvestment of distributions	57,402	691,393	636,311	9,937,068
Shares reacquired*	(1,200,108)	(14,492,443)	(2,092,109)	(28,954,235)
Decrease	(935,711)	$(11,284,181)	(781,657)	$(9,690,049)

Class F Shares
Shares sold	754,412	$9,313,351	13,820,522	$196,159,598
Reinvestment of distributions	193,628	2,354,216	6,405,541	101,491,359
Shares reacquired	(9,989,418)	(123,255,568)	(51,200,001)	(730,959,444)
Decrease	(9,041,378)	$(111,588,001)	(30,973,938)	$(433,308,487)

Class F3 Shares
Shares sold	126,063	$1,566,651	359,365	$5,258,844
Reinvestment of distributions	41,181	507,835	351,230	5,597,825
Shares reacquired	(569,143)	(7,035,973)	(1,134,115)	(16,737,049)
Decrease	(401,899)	$(4,961,487)	(423,520)	$(5,880,380)

Class I Shares
Shares sold	17,062,049	$212,511,496	49,775,855	$674,840,083
Reinvestment of distributions	847,708	10,414,537	2,697,058	42,082,968
Shares reacquired	(28,019,326)	(347,045,740)	(27,649,623)	(376,150,751)
Increase (decrease)	(10,109,569)	$(124,119,707)	24,823,290	$340,772,300

Class P Shares
Shares sold	369	$4,595	2,774	$41,444
Reinvestment of distributions	67	836	420	6,769
Shares reacquired	(132)	(1,666)	(2,661)	(39,857)
Increase	304	$3,765	533	$8,356

Class R2 Shares
Shares sold	301	$3,811	284	$3,747
Reinvestment of distributions	134	1,678	882	14,226
Shares reacquired	(307)	(3,852)	(65)	(1,136)
Increase	128	$1,637	1,101	$16,837

Notes to Financial Statements (continued)

Convertible Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	152,543	$1,861,185	165,205	$2,354,762
Reinvestment of distributions	38,291	462,937	362,290	5,675,187
Shares reacquired	(358,448)	(4,340,000)	(806,358)	(11,276,191)
Decrease	(167,614)	$(2,015,878)	(278,863)	$(3,246,242)

Class R4 Shares
Shares sold	9,031	$110,379	14,500	$189,457
Reinvestment of distributions	1,127	13,721	9,242	145,517
Shares reacquired	(16,973)	(207,700)	(23,312)	(299,872)
Increase (decrease)	(6,815)	$(83,600)	430	$35,102

Class R5 Shares
Shares sold	27,343	$335,404	32,340	$441,471
Reinvestment of distributions	3,649	44,834	19,447	307,889
Shares reacquired	(29,352)	(360,779)	(26,392)	(375,987)
Increase	1,640	$19,459	25,395	$373,373

Class R6 Shares
Shares sold	54,595	$677,254	97,757	$1,480,653
Reinvestment of distributions	22,967	282,571	188,091	2,991,058
Shares reacquired	(1,036,845)	(12,929,504)	(156,870)	(2,230,537)
Increase (decrease)	(959,283)	$(11,969,679)	128,978	$2,241,174

Core Fixed Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	29,028,222	$268,603,158	7,983,844	$79,171,039
Reinvestment of distributions	2,564,993	23,590,262	1,624,232	16,235,835
Shares reacquired	(14,595,790)	(134,489,064)	(16,675,809)	(166,825,814)
Increase (decrease)	16,997,425	$157,704,356	(7,067,733)	$(71,418,940)

Class C Shares
Shares sold	1,974,746	$18,151,839	546,723	$5,319,422
Reinvestment of distributions	95,847	877,041	55,551	554,256
Shares reacquired*	(1,092,365)	(10,002,614)	(1,197,908)	(11,977,978)
Increase (decrease)	978,228	$9,026,266	(595,634)	$(6,104,300)

Class F Shares
Shares sold	9,780,762	$91,270,776	5,431,605	$55,828,643
Reinvestment of distributions	336,403	3,111,558	541,591	5,587,000
Shares reacquired	(12,261,899)	(114,102,697)	(27,957,750)	(283,679,345)
Decrease	(2,144,734)	$(19,720,363)	(21,984,554)	$(222,263,702)

Notes to Financial Statements (continued)

Core Fixed Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	31,656,156	$291,552,185	9,055,906	$90,468,747
Reinvestment of distributions	2,275,324	20,903,233	1,304,325	13,021,600
Shares reacquired	(11,011,350)	(101,109,621)	(11,238,255)	(112,500,431)
Increase (decrease)	22,920,130	$211,345,797	(878,024)	$(9,010,084)

Class I Shares
Shares sold	164,948,227	$1,520,697,128	89,078,605	$854,619,064
Reinvestment of distributions	7,586,348	69,637,200	2,497,857	24,407,212
Shares reacquired	(80,038,116)	(742,220,715)	(14,694,486)	(141,477,363)
Increase	92,496,459	$848,113,613	76,881,976	$737,548,913

Class R2 Shares
Shares sold	13,601	$126,159	5,986	$61,235
Reinvestment of distributions	1,552	14,288	1,189	12,063
Shares reacquired	(12,263)	(113,772)	(44,068)	(475,899)
Increase (decrease)	2,890	$26,675	(36,893)	$(402,601)

Class R3 Shares
Shares sold	62,827	$583,673	65,126	$658,614
Reinvestment of distributions	24,389	224,999	19,403	194,748
Shares reacquired	(201,058)	(1,834,802)	(283,192)	(2,896,469)
Decrease	(113,842)	$(1,026,130)	(198,663)	$(2,043,107)

Class R4 Shares
Shares sold	293,900	$2,717,614	183,925	$1,823,973
Reinvestment of distributions	33,188	305,511	22,104	220,929
Shares reacquired	(222,571)	(2,039,779)	(295,359)	(2,980,738)
Increase (decrease)	104,517	$983,346	(89,330)	$(935,836)

Class R5 Shares
Shares sold	293,374	$2,713,143	81,507	$811,749
Reinvestment of distributions	13,678	125,255	5,310	52,411
Shares reacquired	(83,309)	(762,600)	(25,600)	(253,843)
Increase	223,743	$2,075,798	61,217	$610,317

Class R6 Shares
Shares sold	1,062,070	$9,841,751	1,273,264	$13,120,862
Reinvestment of distributions	194,255	1,786,721	111,919	1,106,516
Shares reacquired	(463,328)	(4,230,995)	(252,669)	(2,511,020)
Increase	792,997	$7,397,477	1,132,514	$11,716,358

Core Plus Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	6,904,413	$88,108,229	6,332,557	$85,426,871
Reinvestment of distributions	492,348	6,239,909	204,159	2,767,652
Shares reacquired	(2,943,051)	(37,408,948)	(4,291,916)	(57,862,160)
Increase	4,453,710	$56,939,190	2,244,800	$30,332,363

Notes to Financial Statements (continued)

Core Plus Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,001,719	$12,821,323	183,215	$2,461,537
Reinvestment of distributions	38,802	491,093	9,616	130,960
Shares reacquired*	(284,792)	(3,628,491)	(135,762)	(1,915,897)
Increase	755,729	$9,683,925	57,069	$676,600

Class F Shares
Shares sold	3,674,327	$47,585,616	11,286,814	$157,775,120
Reinvestment of distributions	237,014	3,036,198	442,365	6,142,420
Shares reacquired	(10,980,151)	(140,874,948)	(20,925,406)	(289,537,215)
Decrease	(7,068,810)	$(90,253,134)	(9,196,227)	$(125,619,675)

Class F3 Shares
Shares sold	7,010,118	$89,647,220	2,631,256	$35,906,730
Reinvestment of distributions	364,757	4,614,135	96,212	1,305,130
Shares reacquired	(1,852,310)	(23,354,216)	(1,306,828)	(18,083,092)
Increase	5,522,565	$70,907,139	1,420,640	$19,128,768

Class I Shares
Shares sold	100,679,514	$1,286,749,704	42,933,029	$567,820,945
Reinvestment of distributions	3,864,142	48,827,935	471,192	6,158,900
Shares reacquired	(44,756,359)	(562,046,611)	(12,283,104)	(161,399,289)
Increase	59,787,297	$773,531,028	31,121,117	$412,580,556

Class R3 Shares
Shares sold	9,156	$117,536	1,692	$23,111
Reinvestment of distributions	778	9,867	350	4,768
Shares reacquired	(4,175)	(53,711)	(316)	(4,321)
Increase	5,759	$73,692	1,726	$23,558

Class R4 Shares
Shares sold	22,034	$270,521	10,807	$146,191
Reinvestment of distributions	1,193	15,138	755	10,365
Shares reacquired	(6,865)	(88,617)	(13,313)	(182,077)
Increase (decrease)	16,362	$197,042	(1,751)	$(25,521)

Class R5 Shares
Shares sold	382	$4,736	61	$924
Reinvestment of distributions	6	77	2	27
Shares reacquired	(20)	(255)	(2)	(31)
Increase	368	$4,558	61	$920

Class R6 Shares
Shares sold	88,444	$1,135,711	231,711	$3,229,003
Reinvestment of distributions	15,719	199,281	7,582	101,117
Shares reacquired	(32,813)	(419,750)	(45,720)	(624,186)
Increase	71,350	$915,242	193,573	$2,705,934

Notes to Financial Statements (continued)

Corporate Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	249,233	$2,056,295	33,434	$286,069
Reinvestment of distributions	12,493	101,974	10,463	98,495
Shares reacquired	(67,574)	(542,107)	(104,977)	(1,006,564)
Increase (decrease)	194,152	$1,616,162	(61,080)	$(622,000)

Class C Shares
Shares sold	19,910	$165,315	85,291	$698,170
Reinvestment of distributions	2,397	19,708	2,286	21,410
Shares reacquired*	(100,754)	(829,667)	(15,002)	(137,962)
Increase (decrease)	(78,447)	$(644,644)	72,575	$581,618

Class F Shares
Shares sold	55,469	$455,258	44,251	$420,843
Reinvestment of distributions	6,884	56,416	12,336	117,770
Shares reacquired	(27,392)	(225,802)	(361,828)	(3,545,742)
Increase (decrease)	34,961	$285,872	(305,241)	$(3,007,129)

Class F3 Shares
Shares reacquired	–	–	(4,812)	(50,000)
Decrease	–	$–	(4,812)	$(50,000)

Class I Shares
Shares sold	64,866	$533,574	503	$4,369
Reinvestment of distributions	1,666	13,534	710	6,561
Shares reacquired	(13,252)	(109,579)	(3,432)	(31,659)
Increase (decrease)	53,280	$437,529	(2,219)	$(20,729)

Class R2 Shares
Shares sold	2	$11	6	$53
Reinvestment of distributions	–	1	–	4
Shares reacquired	(13)	(107)	–	(1)
Increase (decrease)	(11)	$(95)	6	$56

Class R3 Shares
Shares sold	1,465	$12,071	4,289	$37,774
Reinvestment of distributions	359	2,936	272	2,458
Shares reacquired	(344)	(2,794)	(582)	(4,840)
Increase	1,480	$12,213	3,979	$35,392

Class R5 Shares
Shares sold	–	$–	152	$1,503
Reinvestment of distributions	–	–	–	4
Shares reacquired	–	–	(152)	(1,448)
Increase	–	$–	–	$59

Class R6 Shares
Shares sold	27,050	$222,458	480	$4,259
Reinvestment of distributions	800	6,472	191	1,757
Shares reacquired	(145)	(1,166)	(4,834)	(50,189)
Increase (decrease)	27,705	$227,764	(4,163)	$(44,173)

Notes to Financial Statements (continued)

Floating Rate Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	37,443,606	$299,433,398	102,052,143	$839,575,385
Reinvestment of distributions	14,913,361	119,173,214	9,905,887	79,634,564
Shares reacquired	(93,165,591)	(741,213,636)	(110,101,330)	(891,871,334)
Increase (decrease)	(40,808,624)	$(322,607,024)	1,856,700	$27,338,615

Class C Shares
Shares sold	4,404,073	$35,206,734	16,946,021	$139,948,636
Reinvestment of distributions	3,234,885	25,863,831	2,131,330	17,140,316
Shares reacquired*	(22,439,500)	(178,938,376)	(22,880,637)	(185,417,695)
Decrease	(14,800,542)	$(117,867,811)	(3,803,286)	$(28,328,743)

Class F Shares
Shares sold	9,029,517	$71,947,866	223,099,706	$1,853,820,570
Reinvestment of distributions	4,173,680	33,241,578	9,226,633	74,744,905
Shares reacquired	(94,058,294)	(749,201,457)	(480,709,494)	(3,931,866,774)
Decrease	(80,855,097)	$(644,012,013)	(248,383,155)	$(2,003,301,299)

Class F3 Shares
Shares sold	2,873,067	$23,007,527	18,937,737	$156,939,617
Reinvestment of distributions	1,316,997	10,529,296	1,200,025	9,641,078
Shares reacquired	(15,596,932)	(124,433,965)	(14,011,424)	(112,670,636)
Increase (decrease)	(11,406,868)	$(90,897,142)	6,126,338	$53,910,059

Class I Shares
Shares sold	153,206,360	$1,225,963,264	606,334,430	$4,988,180,905
Reinvestment of distributions	23,501,713	187,987,585	14,338,287	114,879,226
Shares reacquired	(231,632,220)	(1,845,788,729)	(381,811,809)	(3,079,125,145)
Increase (decrease)	(54,924,147)	$(431,837,880)	238,860,908	$2,023,934,986

Class R2 Shares
Shares sold	28,473	$226,927	25,158	$206,172
Reinvestment of distributions	8,976	71,756	5,436	43,684
Shares reacquired	(80,965)	(646,647)	(8,214)	(65,996)
Increase (decrease)	(43,516)	$(347,964)	22,380	$183,860

Class R3 Shares
Shares sold	2,820,420	$22,563,832	6,095,753	$50,054,168
Reinvestment of distributions	784,217	6,273,719	389,365	3,118,181
Shares reacquired	(2,584,945)	(20,653,280)	(2,942,038)	(23,586,626)
Increase	1,019,692	$8,184,271	3,543,080	$29,585,723

Class R4 Shares
Shares sold	48,130	$386,122	172,529	$1,434,239
Reinvestment of distributions	14,260	113,980	9,318	75,092
Shares reacquired	(93,878)	(752,608)	(280,786)	(2,279,710)
Decrease	(31,488)	$(252,506)	(98,939)	$(770,379)

Notes to Financial Statements (continued)

Floating Rate Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	163,947	$1,305,175	168,199	$1,388,342
Reinvestment of distributions	26,172	209,583	13,630	110,026
Shares reacquired	(210,918)	(1,689,449)	(268,056)	(2,201,364)
Decrease	(20,799)	$(174,691)	(86,227)	$(702,996)

Class R6 Shares
Shares sold	1,253,396	$10,007,732	1,575,475	$12,926,315
Reinvestment of distributions	520,854	4,160,125	478,628	3,859,179
Shares reacquired	(5,981,115)	(47,441,907)	(4,385,292)	(35,813,935)
Decrease	(4,206,865)	$(33,274,050)	(2,331,189)	$(19,028,441)

High Yield Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	22,330,389	$137,108,233	42,486,690	$280,564,768
Reinvestment of distributions	7,198,051	44,081,988	7,218,196	47,786,513
Shares reacquired	(42,871,726)	(262,883,932)	(67,407,335)	(444,498,861)
Decrease	(13,343,286)	$(81,693,711)	(17,702,449)	$(116,147,580)

Class C Shares
Shares sold	2,549,610	$15,626,088	2,030,320	$13,570,137
Reinvestment of distributions	1,360,873	8,294,021	1,520,744	10,043,719
Shares reacquired*	(9,867,699)	(60,174,942)	(11,560,838)	(76,407,206)
Decrease	(5,957,216)	$(36,254,833)	(8,009,774)	$(52,793,350)

Class F Shares
Shares sold	7,363,876	$45,326,787	56,823,712	$386,605,104
Reinvestment of distributions	2,574,316	15,789,558	10,597,812	71,936,934
Shares reacquired	(61,842,480)	(380,932,445)	(295,526,821)	(1,961,441,232)
Decrease	(51,904,288)	$(319,816,100)	(228,105,297)	$(1,502,899,194)

Class F3 Shares
Shares sold	22,367,939	$138,058,554	16,179,231	$109,046,931
Reinvestment of distributions	6,243,790	38,405,610	5,519,954	36,722,323
Shares reacquired	(46,891,113)	(285,848,168)	(30,890,134)	(209,533,180)
Decrease	(18,279,384)	$(109,384,004)	(9,190,949)	$(63,763,926)

Class I Shares
Shares sold	134,384,181	$830,548,330	278,827,578	$1,852,879,716
Reinvestment of distributions	16,732,444	102,946,436	14,236,856	94,205,619
Shares reacquired	(171,041,287)	(1,051,383,059)	(247,331,271)	(1,645,980,484)
Increase (decrease)	(19,924,662)	$(117,888,293)	45,733,163	$301,104,851

Class P Shares
Shares sold	–	$–	168	$1,221
Reinvestment of distributions	–	–	129	928
Shares reacquired	–	–	(6,107)	(41,708)
Decrease	–	$–	(5,810)	$(39,559)

Notes to Financial Statements (continued)

High Yield Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	217,485	$1,336,805	189,604	$1,256,868
Reinvestment of distributions	46,329	285,260	40,826	271,789
Shares reacquired	(169,678)	(1,043,428)	(325,361)	(2,187,907)
Increase (decrease)	94,136	$578,637	(94,931)	$(659,250)

Class R3 Shares
Shares sold	1,718,169	$10,561,180	2,577,736	$18,263,802
Reinvestment of distributions	842,510	5,189,537	817,828	5,452,301
Shares reacquired	(2,977,052)	(18,348,423)	(4,838,182)	(32,376,889)
Decrease	(416,373)	$(2,597,706)	(1,442,618)	$(8,660,786)

Class R4 Shares
Shares sold	2,682,924	$16,430,465	3,179,168	$21,434,373
Reinvestment of distributions	505,643	3,098,164	511,880	3,387,723
Shares reacquired	(5,531,057)	(33,936,595)	(4,406,344)	(29,826,596)
Decrease	(2,342,490)	$(14,407,966)	(715,296)	$(5,004,500)

Class R5 Shares
Shares sold	5,381,400	$33,076,370	5,542,118	$37,229,844
Reinvestment of distributions	2,130,972	13,102,960	2,051,835	13,617,167
Shares reacquired	(11,841,438)	(73,219,080)	(9,180,667)	(61,136,182)
Decrease	(4,329,066)	$(27,039,750)	(1,586,714)	$(10,289,171)

Class R6 Shares
Shares sold	20,430,715	$126,037,584	26,766,823	$177,366,559
Reinvestment of distributions	5,345,457	32,908,930	5,059,481	33,614,822
Shares reacquired	(43,484,934)	(267,856,142)	(32,324,269)	(220,592,034)
Decrease	(17,708,762)	$(108,909,628)	(497,965)	$(9,610,653)

Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	102,471,861	$244,728,406	65,771,510	$172,322,346
Reinvestment of distributions	18,950,949	45,205,975	21,383,847	57,306,353
Shares reacquired	(100,081,285)	(238,833,269)	(110,986,380)	(288,024,471)
Increase (decrease)	21,341,525	$51,101,112	(23,831,023)	$(58,395,772)

Class C Shares
Shares sold	5,867,945	$14,082,286	2,384,413	$6,078,219
Reinvestment of distributions	747,415	1,790,816	1,134,455	3,094,483
Shares reacquired*	(7,734,562)	(18,560,396)	(11,840,076)	(30,742,970)
Decrease	(1,119,202)	$(2,687,294)	(8,321,208)	$(21,570,268)

Class F Shares
Shares sold	22,333,893	$53,859,837	22,785,665	$61,854,861
Reinvestment of distributions	1,482,960	3,546,399	6,068,003	16,901,651
Shares reacquired	(46,968,017)	(113,792,681)	(173,225,894)	(468,252,316)
Decrease	(23,151,164)	$(56,386,445)	(144,372,226)	$(389,495,804)

Notes to Financial Statements (continued)

Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	229,746,974	$549,328,515	120,809,572	$322,249,738
Reinvestment of distributions	22,181,778	52,838,250	20,213,329	53,886,517
Shares reacquired	(105,206,588)	(250,906,875)	(117,293,655)	(302,914,934)
Increase	146,722,164	$351,259,890	23,729,246	$73,221,321

Class I Shares
Shares sold	442,042,500	$1,054,160,552	209,085,480	$550,134,265
Reinvestment of distributions	15,709,977	37,360,548	5,763,915	14,757,067
Shares reacquired	(120,356,514)	(284,875,929)	(81,771,323)	(207,493,671)
Increase	337,395,963	$806,645,171	133,078,072	$357,397,661

Class R2 Shares
Shares sold	45,534	$108,992	32,128	$88,739
Reinvestment of distributions	17,703	42,664	22,698	61,333
Shares reacquired	(179,067)	(434,473)	(45,976)	(122,867)
Increase (decrease)	(115,830)	$(282,817)	8,850	$27,205

Class R3 Shares
Shares sold	3,535,551	$8,493,625	3,074,544	$8,557,053
Reinvestment of distributions	952,565	2,279,678	1,018,563	2,734,020
Shares reacquired	(3,234,256)	(7,694,371)	(3,391,650)	(8,825,962)
Increase	1,253,860	$3,078,932	701,457	$2,465,111

Class R4 Shares
Shares sold	438,709	$1,049,795	1,520,949	$3,907,241
Reinvestment of distributions	26,830	64,117	32,168	85,947
Shares reacquired	(470,348)	(1,097,914)	(566,383)	(1,448,474)
Increase (decrease)	(4,809)	$15,998	986,734	$2,544,714

Class R5 Shares
Shares sold	400,112	$951,712	439,432	$1,178,940
Reinvestment of distributions	34,624	82,594	34,193	90,960
Shares reacquired	(264,764)	(633,129)	(1,935,157)	(4,976,467)
Increase (decrease)	169,972	$401,177	(1,461,532)	$(3,706,567)

Class R6 Shares
Shares sold	7,133,686	$16,928,557	7,796,735	$20,226,217
Reinvestment of distributions	565,497	1,347,845	594,866	1,588,835
Shares reacquired	(4,494,937)	(10,719,102)	(10,735,749)	(26,305,843)
Increase (decrease)	3,204,246	$7,557,300	(2,344,148)	$(4,490,791)

Inflation Focused Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	2,331,712	$26,968,328	22,268,421	$274,298,360
Reinvestment of distributions	1,176,618	13,572,599	1,432,330	17,289,484
Shares reacquired	(24,064,891)	(278,040,886)	(28,198,666)	(339,889,525)
Decrease	(20,556,561)	$(237,499,959)	(4,497,915)	$(48,301,681)

Notes to Financial Statements (continued)

Inflation Focused Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	307,553	$3,562,835	3,747,601	$46,183,054
Reinvestment of distributions	202,432	2,338,105	195,789	2,359,080
Shares reacquired*	(4,497,044)	(52,013,890)	(3,306,617)	(39,512,164)
Increase (decrease)	(3,987,059)	$(46,112,950)	636,773	$9,029,970

Class F Shares
Shares sold	956,765	$11,132,133	67,756,340	$838,867,342
Reinvestment of distributions	456,877	5,290,426	2,442,648	29,939,325
Shares reacquired	(21,765,377)	(252,667,981)	(191,685,285)	(2,342,798,021)
Decrease	(20,351,735)	$(236,245,422)	(121,486,297)	$(1,473,991,354)

Class F3 Shares
Shares sold	1,280,719	$14,818,459	23,296,467	$287,008,170
Reinvestment of distributions	757,638	8,754,841	961,563	11,574,025
Shares reacquired	(18,251,848)	(211,311,841)	(16,826,750)	(201,317,101)
Increase (decrease)	(16,213,491)	$(187,738,541)	7,431,280	$97,265,094

Class I Shares
Shares sold	31,071,909	$359,736,427	174,660,252	$2,127,952,647
Reinvestment of distributions	3,817,588	44,016,227	4,047,123	48,560,681
Shares reacquired	(96,850,197)	(1,119,254,577)	(132,788,305)	(1,587,370,932)
Increase (decrease)	(61,960,700)	$(715,501,923)	45,919,070	$589,142,396

Class R2 Shares
Shares sold	23,684	$273,115	16,925	$204,829
Reinvestment of distributions	927	10,585	251	2,968
Shares reacquired	(1,468)	(16,725)	(2,628)	(32,071)
Increase	23,143	$266,975	14,548	$175,726

Class R3 Shares
Shares sold	82,885	$945,417	11,924	$146,407
Reinvestment of distributions	1,910	21,979	964	11,568
Shares reacquired	(35,181)	(402,727)	(5,526)	(66,975)
Increase	49,614	$564,669	7,362	$91,000

Class R4 Shares
Shares sold	177,123	$2,044,889	29,188	$346,200
Reinvestment of distributions	6,584	75,702	3,248	39,103
Shares reacquired	(92,409)	(1,059,683)	(50,448)	(607,982)
Increase (decrease)	91,298	$1,060,908	(18,012)	$(222,679)

Class R5 Shares
Shares sold	153,408	$1,783,214	40,343	$491,893
Reinvestment of distributions	4,388	50,191	856	10,222
Shares reacquired	(61,716)	(704,018)	(24,996)	(299,791)
Increase	96,080	$1,129,387	16,203	$202,324

Notes to Financial Statements (continued)

Inflation Focused Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	1,015,641	$11,673,583	338,028	$4,126,622
Reinvestment of distributions	26,544	305,043	27,006	326,394
Shares reacquired	(775,078)	(8,979,445)	(738,633)	(9,022,895)
Increase (decrease)	267,107	$2,999,181	(373,599)	$(4,569,879)

Short Duration Core Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	8,182,237	$74,656,452	6,403,922	$59,524,202
Reinvestment of distributions	384,785	3,504,302	137,792	1,279,326
Shares reacquired	(4,655,622)	(42,472,029)	(6,457,288)	(59,720,479)
Increase	3,911,400	$35,688,725	84,426	$1,083,049

Class C Shares
Shares sold	342,694	$3,123,052	466,051	$4,349,547
Reinvestment of distributions	21,556	196,168	8,953	83,030
Shares reacquired*	(264,324)	(2,407,332)	(399,578)	(3,723,785)
Increase	99,926	$911,888	75,426	$708,792

Class F Shares
Shares sold	2,096,275	$19,163,064	3,627,701	$34,474,797
Reinvestment of distributions	118,049	1,076,051	161,195	1,517,970
Shares reacquired	(3,481,060)	(31,645,501)	(12,377,499)	(116,115,585)
Decrease	(1,266,736)	$(11,406,386)	(8,588,603)	$(80,122,818)

Class F3 Shares
Shares sold	3,769,503	$34,300,538	3,616,311	$33,376,004
Reinvestment of distributions	207,939	1,891,220	37,695	345,144
Shares reacquired	(2,191,416)	(19,950,093)	(419,407)	(3,842,017)
Increase	1,786,026	$16,241,665	3,234,599	$29,879,131

Class I Shares
Shares sold	24,953,785	$227,314,996	21,479,031	$203,967,439
Reinvestment of distributions	1,144,186	10,405,677	323,371	3,002,962
Shares reacquired	(10,953,527)	(99,643,564)	(9,653,659)	(90,247,232)
Increase	15,144,444	$138,077,109	12,148,743	$116,723,169

Class R3 Shares
Shares sold	16,342	$148,983	70,174	$654,719
Reinvestment of distributions	2,802	25,488	1,050	9,657
Shares reacquired	(16,484)	(150,144)	(13,534)	(123,739)
Increase	2,660	$24,327	57,690	$540,637

Class R4 Shares
Shares sold	3,169	$28,807	–	$–
Reinvestment of distributions	51	465	–	–
Shares reacquired	(36)	(325)	–	–
Increase	3,184	$28,947	–	$–

Notes to Financial Statements (continued)

Short Duration Core Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	85,365	$772,643	17,221	$160,929
Reinvestment of distributions	4,201	38,217	2,821	26,265
Shares reacquired	(56,616)	(517,188)	(17,212)	(162,501)
Increase	32,950	$293,672	2,830	$24,693

Short Duration Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	326,605,550	$1,252,141,418	557,447,706	$2,228,026,735
Reinvestment of distributions	86,578,757	331,597,358	73,945,545	292,377,093
Shares reacquired	(890,727,663)	(3,415,000,728)	(1,341,131,460)	(5,335,805,262)
Decrease	(477,543,356)	$(1,831,261,952)	(709,738,209)	$(2,815,401,434)

Class C Shares
Shares sold	41,551,965	$160,119,296	50,330,721	$202,641,707
Reinvestment of distributions	17,044,623	65,669,440	14,230,438	56,577,940
Shares reacquired*	(205,075,925)	(790,474,670)	(309,426,259)	(1,238,564,491)
Decrease	(146,479,337)	$(564,685,934)	(244,865,100)	$(979,344,844)

Class F Shares
Shares sold	201,864,225	$776,439,619	1,568,855,724	$6,337,768,151
Reinvestment of distributions	33,600,289	128,890,608	91,866,479	366,514,517
Shares reacquired	(1,449,952,569)	(5,575,121,219)	(6,522,252,791)	(26,108,886,894)
Decrease	(1,214,488,055)	$(4,669,790,992)	(4,861,530,588)	$(19,404,604,226)

Class F3 Shares
Shares sold	335,248,891	$1,287,854,157	680,026,268	$2,725,996,746
Reinvestment of distributions	56,844,976	217,833,273	40,420,017	159,685,720
Shares reacquired	(521,967,703)	(2,003,001,376)	(614,627,147)	(2,438,248,185)
Increase (decrease)	(129,873,836)	$(497,313,946)	105,819,138	$447,434,281

Class I Shares
Shares sold	3,516,944,135	$13,485,403,356	6,901,169,782	$27,454,118,771
Reinvestment of distributions	279,930,793	1,070,892,870	147,751,134	579,429,805
Shares reacquired	(3,671,782,781)	(14,055,441,417)	(3,288,581,346)	(12,943,262,670)
Increase	125,092,147	$500,854,809	3,760,339,570	$15,090,285,906

Class R2 Shares
Shares sold	376,762	$1,449,126	354,528	$1,418,626
Reinvestment of distributions	58,457	223,881	49,607	195,880
Shares reacquired	(660,580)	(2,523,959)	(1,137,216)	(4,476,566)
Decrease	(225,361)	$(850,952)	(733,081)	$(2,862,060)

Notes to Financial Statements (continued)

Short Duration Income Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	15,603,503	$59,624,221	16,752,343	$67,016,218
Reinvestment of distributions	3,672,257	14,072,511	2,563,596	10,127,569
Shares reacquired	(30,493,586)	(116,673,589)	(24,449,922)	(97,446,789)
Decrease	(11,217,826)	$(42,976,857)	(5,133,983)	$(20,303,002)

Class R4 Shares
Shares sold	10,665,681	$40,977,320	16,279,331	$65,283,533
Reinvestment of distributions	1,340,883	5,144,709	949,088	3,749,715
Shares reacquired	(14,121,678)	(54,169,434)	(19,490,244)	(77,319,388)
Decrease	(2,115,114)	$(8,047,405)	(2,261,825)	$(8,286,140)

Class R5 Shares
Shares sold	5,901,030	$22,500,448	7,366,090	$29,208,887
Reinvestment of distributions	736,757	2,816,016	473,092	1,860,216
Shares reacquired	(6,821,342)	(26,090,380)	(5,964,672)	(23,708,173)
Increase (decrease)	(183,555)	$(773,916)	1,874,510	$7,360,930

Class R6 Shares
Shares sold	104,224,785	$399,595,470	164,135,242	$650,020,416
Reinvestment of distributions	12,020,707	46,003,744	7,529,849	29,715,109
Shares reacquired	(133,165,157)	(509,270,800)	(139,519,261)	(554,775,455)
Increase (decrease)	(16,919,665)	$(63,671,586)	32,145,830	$124,960,070

Total Return Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold*	19,455,956	$169,125,082	14,948,924	$139,756,599
Reinvestment of distributions	4,712,359	40,813,095	4,103,051	38,953,806
Shares reacquired	(25,118,995)	(217,939,555)	(31,268,744)	(292,925,092)
Decrease	(950,680)	$(8,001,378)	(12,216,769)	$(114,214,687)

Class C Shares
Shares sold	860,798	$7,464,325	378,154	$3,549,253
Reinvestment of distributions	127,849	1,107,530	142,128	1,358,434
Shares reacquired*	(1,685,737)	(14,626,154)	(2,266,905)	(21,200,363)
Decrease	(697,090)	$(6,054,299)	(1,746,623)	$(16,292,676)

Class F Shares
Shares sold	3,453,792	$30,241,757	10,394,306	$100,480,992
Reinvestment of distributions	645,577	5,622,814	2,110,774	20,601,043
Shares reacquired	(21,379,695)	(188,540,892)	(86,350,774)	(826,335,367)
Decrease	(17,280,326)	$(152,676,321)	(73,845,694)	$(705,253,332)

Class F3 Shares
Shares sold	28,619,146	$248,543,819	16,533,652	$156,710,513
Reinvestment of distributions	4,160,860	36,022,709	3,269,704	31,013,961
Shares reacquired	(19,982,538)	(173,153,592)	(22,715,218)	(214,115,018)
Increase (decrease)	12,797,468	$111,412,936	(2,911,862)	$(26,390,544)

Notes to Financial Statements (continued)

Total Return Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	64,470,749	$563,126,575	66,474,053	$622,399,434
Reinvestment of distributions	4,465,930	38,688,227	2,223,353	20,683,532
Shares reacquired	(30,591,444)	(265,890,035)	(22,853,408)	(209,265,780)
Increase	38,345,235	$335,924,767	45,843,998	$433,817,186

Class P Shares
Shares sold	2,358	$20,784	4,293	$41,278
Reinvestment of distributions	1,521	13,370	2,116	20,248
Shares reacquired	(57,574)	(502,051)	(14,962)	(142,881)
Decrease	(53,695)	$(467,897)	(8,553)	$(81,355)

Class R2 Shares
Shares sold	12,076	$105,221	12,145	$115,184
Reinvestment of distributions	5,659	49,001	4,465	42,426
Shares reacquired	(27,349)	(234,577)	(47,595)	(464,350)
Decrease	(9,614)	$(80,355)	(30,985)	$(306,740)

Class R3 Shares
Shares sold	708,920	$6,162,799	488,238	$4,650,109
Reinvestment of distributions	132,800	1,149,761	115,568	1,098,695
Shares reacquired	(843,194)	(7,337,008)	(1,026,780)	(9,608,266)
Decrease	(1,474)	$(24,448)	(422,974)	$(3,859,462)

Class R4 Shares
Shares sold	1,462,364	$12,671,480	1,078,982	$10,187,678
Reinvestment of distributions	86,731	750,726	63,283	601,435
Shares reacquired	(1,281,596)	(11,107,629)	(1,898,691)	(18,141,072)
Increase (decrease)	267,499	$2,314,577	(756,426)	$(7,351,959)

Class R5 Shares
Shares sold	645,166	$5,593,968	1,308,996	$12,912,920
Reinvestment of distributions	67,636	586,496	238,298	2,277,634
Shares reacquired	(911,923)	(7,974,460)	(6,480,259)	(57,182,494)
Decrease	(199,121)	$(1,793,996)	(4,932,965)	$(41,991,940)

Class R6 Shares
Shares sold	6,863,283	$59,773,624	5,495,944	$52,428,664
Reinvestment of distributions	971,389	8,418,983	833,626	7,918,087
Shares reacquired	(5,635,860)	(48,989,048)	(9,342,952)	(88,847,687)
Increase (decrease)	2,198,812	$19,203,559	(3,013,382)	$(28,500,936)

Ultra Short Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	104,895,980	$1,035,716,266	201,031,660	$1,996,294,785
Reinvestment of distributions	17,363,647	171,530,785	9,489,914	93,398,466
Shares reacquired	(277,288,985)	(2,735,570,834)	(684,513,149)	(6,767,649,390)
Decrease	(155,029,358)	$(1,528,323,783)	(473,991,575)	$(4,677,956,139)

Notes to Financial Statements (concluded)

Ultra Short Bond Fund	Year Ended November 30, 2023		Year Ended November 30, 2022
Class A1 Shares	Shares	Amount	Shares	Amount
Shares sold	159,099	$1,573,589	168,930	$1,675,747
Reinvestment of distributions	14,905	147,297	7,631	75,197
Shares reacquired	(159,510)	(1,576,218)	(1,105,431)	(10,955,420)
Increase (decrease)	14,494	$144,668	(928,870)	$(9,204,476)

Class F Shares
Shares sold	26,995,257	$265,830,049	160,865,643	$1,596,579,072
Reinvestment of distributions	2,256,701	22,274,362	3,159,355	31,160,512
Shares reacquired	(133,522,317)	(1,317,462,850)	(568,248,109)	(5,626,812,931)
Decrease	(104,270,359)	$(1,029,358,439)	(404,223,111)	$(3,999,073,347)

Class F3 Shares
Shares sold	91,555,315	$904,522,520	86,723,432	$861,857,028
Reinvestment of distributions	3,026,201	29,908,939	932,686	9,172,907
Shares reacquired	(69,497,070)	(685,972,927)	(62,099,912)	(613,524,756)
Increase	25,084,446	$248,458,532	25,556,206	$257,505,179

Class I Shares
Shares sold	347,002,393	$3,424,811,745	573,124,802	$5,656,176,028
Reinvestment of distributions	15,407,004	152,229,146	4,360,373	42,819,447
Shares reacquired	(363,502,577)	(3,587,785,576)	(310,913,480)	(3,061,132,979)
Increase (decrease)	(1,093,180)	$(10,744,685)	266,571,695	$2,637,862,496

Class R5 Shares
Shares sold	5,405	$53,356	2,809	$27,469
Reinvestment of distributions	736	7,272	254	2,509
Shares reacquired	(586)	(5,777)	(48,874)	(485,552)
Increase (decrease)	5,555	$54,851	(45,811)	$(455,574)

Class R6 Shares
Shares sold	2,395,380	$23,654,119	1,947,328	$19,236,213
Reinvestment of distributions	283,894	2,805,391	123,031	1,210,694
Shares reacquired	(2,874,431)	(28,341,175)	(3,749,329)	(37,042,431)
Decrease	(195,157)	$(1,881,665)	(1,678,970)	$(16,595,524)

*	Includes automated conversion of Class C shares to Class A shares.

17.	SUBSEQUENT EVENT

At the December 6-7, 2023 meeting, the Board approved a proposal to reorganize Corporate Bond Fund into Income Fund to create a single larger fund. The reorganization is expected to occur on or around March 22, 2024.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund (the “Funds”), twelve of the funds constituting the Lord Abbett Investment Trust, as of November 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
January 24, 2024

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Board Member Chair (2024) Vice Chair (2023)	Principal Occupation: None. Other Directorships: None.

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as Director of Johnson & Johnson (2005–2022); Director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as Director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as Director of SummerMoon Coffee (2022); Mariposa Family Learning (2021–2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine – School of Law (2017–2021); Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021).

Other Directorships: Currently serves as Director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2019, CEO from 2012–2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, Director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018). Previously served as Director of Exagen Inc. (2019–2023); Director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Brooke A. Fapohunda (1975)	Vice President, Secretary, Chief Legal Officer	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Randolph A. Stuzin (1963)	Vice President and Assistant Secretary	Elected in 2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Convertible Fund	13%	13%
Floating Rate Fund	2%	2%
High Yield Fund	1%	1%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Convertible Fund	80%
Core Fixed Income Fund	97%
Core Plus Bond Fund	99%
Corporate Bond Fund	100%
Floating Rate Fund	95%
High Yield Fund	100%
Income Fund	99%
Inflation Focused Fund	100%
Short Duration Core Bond Fund	100%
Short Duration Income Fund	98%
Total Return Fund	98%
Ultra Short Bond Fund	100%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Ultra Short Bond Fund

LAIT-2 (01/24)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2023 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey and Karla M. Rabusch. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2023 and 2022 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2023	2022
Audit Fees {a}	$840,000	$832,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	840,000	832,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$840,000	$832,000

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2023 and 2022 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees {a}	$230,000	$270,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 24, 2024

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: January 24, 2024